                                                FRANK RUSSELL INVESTMENT COMPANY
-------------
RUSSELL FUNDS
-------------

1998 Annual Report

CLASS C, CLASS E, & CLASS S

DIVERSIFIED EQUITY FUND

EQUITY INCOME FUND

QUANTITATIVE EQUITY FUND

INTERNATIONAL SECURITIES FUND

DIVERSIFIED BOND FUND

MULTISTRATEGY BOND FUND



DECEMBER 31, 1998





                                                                  [RUSSELL LOGO]

                      Frank Russell Investment
                      Company

                      Frank Russell Investment Company
                      is a "series mutual fund" with 28
                      different investment portfolios.
                      These financial statements report
                      on six Funds, each of which has
                      distinct investment objectives and
                      strategies.


                      Frank Russell Investment
                      Management Company

                      Responsible for overall management
                      and administration of the Funds.


                      Frank Russell Company

                      Consultant to Frank Russell
                      Investment Management Company.

                       Frank Russell Investment Company

                                 Russell Funds

                                 Annual Report

                               December 31, 1998

                               Table of Contents

                                                                            Page

     Letter to Our Clients................................................     2

     Diversified Equity Fund..............................................     3

     Equity Income Fund...................................................    19

     Quantitative Equity Fund.............................................    31

     International Securities Fund........................................    45

     Diversified Bond Fund................................................    65

     Multistrategy Bond Fund..............................................    85

     Notes to Financial Statements........................................   102

     Report of Independent Accountants....................................   113

     Tax Information......................................................   114

     Matters Submitted to a Vote of Shareholders..........................   115

     Manager, Money Managers and Service Providers........................   118


Frank Russell Investment Company - Russell Funds
Copyright (C) Frank Russell Company 1999. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

To Our Clients

We are pleased to present the Frank Russell Investment Company 1998 Annual Report. This report covers information on six of the Funds and represents our seventeenth year in operation.

We remain committed to providing our clients with superior investment solutions through the benefits of multi-manager, multi-style diversification used in structuring our Funds. The commitment proved worthwhile in 1998, as our Funds, in general, provided solid returns as compared to their respective benchmarks and attracted many new investors, both creating significant growth in assets.

Frank Russell Investment Management Company (FRIMCo) continuously evaluates the Funds we offer our clients. Each of these Funds is carefully monitored by Russell investment professionals to ensure that the most appropriate investment advisors and strategies are utilized within each Fund. The advisors are monitored by FRIMCo, using the expertise and advice of the Investment Policy and Research group of Frank Russell Company.

Since the close of 1997, we have implemented changes in our Funds' structure which we believe will benefit current and potential investors. The former Class C shares of the Russell Funds have been renamed Russell Fund Class E shares, and their fee structure now aligns with the Russell LifePoints(R) Funds' Class E shares. Additionally, the Russell LifePoints(R) Funds' Class D shares were opened for investment in March 1998.

FRIMCo's decision to retain Boston Financial Data Services(BFDS) to assist in the transfer agent process in June 1998 has enhanced the level of services provided to our clients.

We are also pleased to announce the recent acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company, the U.S. leader in both individual life insurance sold annually and total life insurance in force. We believe this is a very positive development for both Russell and the Funds, given the financial strength and image of Northwestern.

Thank you for your continued confidence and investment with Frank Russell Investment Company. We look forward to 1999 and continuing to earn your support.

Sincerely,

/s/ George F. Russell, Jr.              /s/ Lynn L. Anderson



George F. Russell, Jr.                  Lynn L. Anderson
Chairman                                President and Chief Executive Officer
Frank Russell Investment Company        Frank Russell Investment Company

DIVERSIFIED EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)



OBJECTIVE: To provide income and capital growth by investing principally in equity securities.

INVESTS IN: Primarily U.S. equity securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of ten managers with three separate and distinct investment styles.

                           [LINE GRAPH APPEARS HERE]

             Dates              Diversified Equity  Class S          Russell 1000(R)**             Lipper(R) Growth & Income++
                    *                                 $10,000                 $10,000                                   $10,000
                 1989                                 $12,907                 $13,042                                   $12,243
                 1990                                 $12,002                 $12,499                                   $11,694
                 1991                                 $15,728                 $16,627                                   $15,063
                 1992                                 $17,036                 $18,130                                   $16,310
                 1993                                 $18,830                 $19,970                                   $18,140
                 1994                                 $18,828                 $20,046                                   $17,953
                 1995                                 $25,451                 $27,617                                   $23,448
                 1996                                 $31,378                 $33,817                                   $28,311
                 1997                                 $41,207                 $44,927                                   $35,979
                 1998                                 $51,554                 $57,067                                   $41,494
------------------------------------------------------------------------------------------------------------------------------------
        Total                                        $254,921                $273,742                                  $230,635
===================================================================================================================================

DIVERSIFIED EQUITY FUND - CLASS S                                RUSSELL 1000(R) INDEX

PERIODS ENDED       GROWTH OF            TOTAL                   PERIODS ENDED         GROWTH OF             TOTAL
  12/31/98           $10,000            RETURN                      12/31/98            $10,000              RETURN
-------------  ------------------  ----------------              ---------------  ------------------  -----------------
1 Year             $12,511            25.11%                     1 Year               $12,702            27.02%
5 Years            $27,379            22.32%(S)                  5 Years              $28,576            23.37%(S)
10 Years           $51,554            17.83%(S)                  10 Years             $57,067            19.03%(S)

DIVERSIFIED EQUITY FUND - CLASS E ++++                           LIPPER(R) GROWTH & INCOME FUNDS BENCHMARK
PERIODS ENDED       GROWTH OF            TOTAL                   PERIODS ENDED         GROWTH OF             TOTAL
  12/31/98           $10,000            RETURN                      12/31/98            $10,000              RETURN
---------------------------------------------------              ------------------------------------------------------
1 Year             $12,459            24.59%                     1 Year               $11,533            15.33%
5 Years            $27,145            22.11%(S)                  5 Years              $22,875            18.00%(S)
10 Years           $51,114            17.73%(S)                  10 Years             $41,494            15.29%(S)


3  Diversified Equity Fund

DIVERSIFIED EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)

PERFORMANCE REVIEW
For the year ended December 31, 1998, the Diversified Equity Fund Class S and Class E shares reflected total returns of 25.1% and 24.6%, respectively, as compared to the Russell 1000(R) Index results of 27%. The Fund trailed the Index primarily due to its underweighting of large cap stocks and to the weak market-relative results produced by its value-oriented managers. However, performance compared very favorably with the 15.3% average return of mutual funds tracked in the Lipper(R) Growth and Income Funds Benchmark.

PORTFOLIO HIGHLIGHTS
The performance of stocks in 1998 was characterized by unprecedented differences in returns between various sectors of the market. Stocks provided investors with returns in excess of 20% -- the first time the market has ever produced four consecutive years of gains in excess of 20% per annum. Despite the market's strength, volatility was extreme with a deep swoon in prices during the third quarter. Large cap issues dominated once again with the largest 50 stocks of the Russell 1000 Index up 40% while small cap stocks in the Russell 2000(R) Index fell 2.5% during the year - another unprecedented margin. Valuation sensitivity proved a liability for investors as value stocks in the Russell 1000 Index trailed their growth counterparts by more than 20 percentage points - the largest such differential since the inception of the indices. Technology stocks led the market advance, as anything and everything associated with the Internet attracted investors. As a result, the technology sector gained 75% for the year. Energy and raw materials stocks were laggards as commodity prices trended lower throughout the year.

The Diversified Equity Fund fared better than the majority of its peers in the Lipper(R) Growth and Income Funds Benchmark. Its multi-manager mix afforded it some opportunities not shared by funds with more focused approaches to the growth and income style. The Fund's growth-oriented managers produced very strong results, aided by their exposure to many of the market's strongest performers. However, even these managers found valuations on many issues out of their reach. The more value-oriented managers were frustrated by the market's apparent indifference to valuation. Their valuation sensitivity left them underweighted in large cap issues and Internet-related stocks. Overall, good security selection in the Technology and the Producer Durables sectors helped narrow the Fund's margin of underperformance relative to the Russell 1000 Index.

TOP TEN EQUITY HOLDINGS

(as a percent of Total Investments)                            December 31, 1998
Microsoft Corp.                                                        1.9%
Cisco Systems, Inc.                                                    1.9
Intel Corp.                                                            1.9
Tyco International, Ltd.                                               1.6
Home Depot, Inc. (The)                                                 1.5
International Business Machines Corp.                                  1.5
Pfizer, Inc.                                                           1.5
Dell Computer Corp.                                                    1.4
MCI WorldCom, Inc.                                                     1.4
Merck & Co., Inc.                                                      1.4

PORTFOLIO CHARACTERISTICS
                                                               December 31, 1998

Current P/E Ratio                                                          30.4x
Portfolio Price/Book Ratio                                                 4.43x
Market Capitalization - $-Weighted Average                             64.38 Bil
Number of Holdings                                                           585

MONEY MANAGERS                                                      STYLES


Alliance Capital Management L.P.                                 Growth
Barclays Global Investors, N.A                                   Market-Oriented
Equinox Capital Management, Inc.                                 Value
INVESCO Capital Management, Inc.                                 Market-Oriented
Lincoln Capital Management Co.                                   Growth
Morgan Stanley Dean Witter Investment
 Management, Inc.                                                Market-Oriented
Peachtree Asset Management                                       Market-Oriented
Sanford C. Bernstein & Co., Inc.                                 Value
Suffolk Capital Management, Inc.                                 Market-Oriented
Trinity Investment Management Corporation                        Value

*    Assumes initial investment on January 1, 1989.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index, the smallest of which is valued at about $158.3 million. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Lipper(R) Growth & Income Funds Benchmark is the average total return for the universe of funds within the Growth and Income Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++++ The Diversified Equity Fund - Class E - For the period, May 26, 1997
     (commencement of operations) to May 15, 1998, shareholder service and Rule 12b-1 distribution fees were charged. From May 16, 1998 through December 31, 1998 only shareholder service fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class E to provide historical perspective.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                      Diversified Equity Fund  4

DIVERSIFIED EQUITY FUND

STATEMENT OF NET ASSETS


                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            --------     -------
Common Stocks - 93.1%
Auto and Transportation - 4.8%
Airborne Freight Corp.                                       2,800           101
AMR Corp. (a)                                               50,600         3,004
Burlington Northern, Inc.                                  139,700         4,715
Comair Holdings, Inc.                                       10,400           349
Continental Airlines, Inc. Class B (a)                      93,000         3,116
Cooper Tire & Rubber Co.                                   212,300         4,339
CSX Corp.                                                    9,700           403
Dana Corp.                                                  52,510         2,146
Delta Air Lines, Inc.                                      144,400         7,509
Eaton Corp.                                                  4,500           318
FDX Corp. (a)                                               21,200         1,887
Ford Motor Co.                                             183,000        10,739
General Motors Corp.                                       103,300         7,392
Genuine Parts Co.                                           11,400           381
Goodyear Tire & Rubber Co.                                   7,100           358
Harley-Davidson, Inc.                                       35,000         1,658
Kansas City Southern Industries, Inc.                        7,500           369
KLM Royal Dutch Airlines                                    69,872         2,096
Lear Corp. (a)                                              41,400         1,594
Meritor Automotive, Inc.                                    20,300           430
Navistar International Corp. (a)                            47,200         1,345
Nordic American Tanker
 Shipping, Ltd.                                             42,413           488
Norfolk Southern Corp.                                     135,000         4,278
Northwest Airlines Corp. Class A (a)                       108,200         2,752
PACCAR, Inc.                                                14,500           593
Trinity Industries, Inc.                                     7,500           289
TRW, Inc.                                                    5,700           320
UAL Corp. (a)                                               48,300         2,883
Union Pacific Corp.                                          9,200           415
Walbro Corp. (a)                                             9,481            59
                                                                         -------
                                                                          66,326
                                                                         -------

Consumer Discretionary - 11.7%
Abercrombie & Fitch Co. Class A (a)                         24,600         1,740
AC Nielsen Corp. (a)                                         4,400           124
Amazon.com, Inc. (a)                                           800           257
American Greetings Corp. Class A                             7,400           304
AutoZone, Inc. (a)                                         130,000         4,282
Avon Products, Inc.                                         29,300         1,297
Barry (R.G.) Corp. (a)                                      22,200           244
Bed Bath & Beyond, Inc. (a)                                 82,000         2,793
Belo (A.H.) Corp. Class A                                    7,700           154
Best Buy Co. (a)                                             7,500           460
BJ's Wholesale Club, Inc. (a)                                3,900           181
Borders Group, Inc. (a)                                      5,300           132
Brinker International, Inc.  (a)                             1,000            29
Browning-Ferris Industries, Inc.                            57,500         1,635
Brunswick Corp.                                              3,400            84
Carnival Corp. Class A                                      42,000         2,016
Chancellor Media Corp. (a)                                  90,400         4,322
Circuit City Stores, Inc.                                   14,100           704
Clear Channel
 Communications, Inc. (a)                                   50,100         2,730
Corrections Corp. America (a)                                2,300            41
Costco Cos., Inc. (a)                                       35,200         2,541
Cracker Barrel Old Country Store, Inc.                      17,400           405
Danka Business Systems - ADR                                 2,102             9
Darden Restaurants, Inc.                                    37,100           668
Dayton Hudson Corp.                                         62,600         3,396
Deluxe Corp.                                                 7,800           285
Dillard's, Inc. Class A                                     10,600           301
Dollar Tree Stores, Inc. (a)                                 1,425            62
Eastman Kodak Co.                                           56,891         4,096
Federated Department Stores, Inc. (a)                       35,800         1,560
Fortune Brands, Inc.                                        14,500           459
Fred Meyer, Inc. (a)                                        22,000         1,326
Fruit of the Loom, Inc. Class A (a)                         19,100           264
Furniture Brands International, Inc. (a)                     2,900            79
Gap, Inc.                                                   90,700         5,102
General Nutrition Cos., Inc. (a)                             7,700           125
Harrah's Entertainment, Inc. (a)                            15,300           240
Hasbro, Inc.                                               109,000         3,938
Heftel Broadcasting Corp. Class A (a)                        2,400           118
Hollinger International, Inc. Class A                       11,600           162
Home Depot, Inc. (The)                                     334,400        20,461
International Game Technology                                6,800           165
Interpublic Group Cos., Inc.                                 2,400           191
Jacor Communications, Inc. (a)                                 900            58
JC Penney & Co., Inc.                                       54,300         2,545
Kellwood Co.                                                 2,000            50
King World Productions, Inc. (a)                            18,900           556
Kmart Corp. (a)                                             70,600         1,081
Kohl's Corp. (a)                                            82,600         5,075
Liberty Media Group Series A (a)                           113,450         5,226
Limited, Inc. (The)                                        152,000         4,427
Lowe's Cos., Inc.                                          186,700         9,557
Mattel, Inc.                                               243,541         5,556
May Department Stores Co.                                   19,700         1,189
Maytag Corp.                                                18,300         1,139
McDonald's Corp.                                            27,200         2,084
McGraw-Hill, Inc.                                            4,700           479
MediaOne Group, Inc. (a)                                    62,700         2,947
Metromedia International
 Group, Inc. (a)                                             2,100            11
Neiman-Marcus Group, Inc. (a)                                7,900           197
New York Times Co. Class A                                   9,100           316
Newell Co.                                                     900            37
Nielsen Media Research (a)                                  15,833           285

5  Diversified Equity Fund

Diversified Equity Fund

                                                               December 31, 1998

                                                                          Market
                                                            Number        Value
                                                              of          (000)
                                                            Shares          $
                                                            --------     -------
Nordstrom, Inc.                                                600            21
Office Depot, Inc. (a)                                      10,400           384
OfficeMax, Inc. (a)                                         48,100           589
Ogden Corp.                                                  2,600            65
Omnicom Group, Inc.                                         32,200         1,868
PanAmSat Corp. (a)                                           3,100           121
Payless ShoeSource, Inc. (a)                                 3,200           152
Petroleum Heat & Power, Inc.
 Class A (a)                                               224,564           168
Premark International, Inc.                                  4,400           152
Promus Hotel Corp. New (a)                                   4,495           146
Pulitzer Publishing Co.                                      3,500           303
QUALCOMM, Inc. (a)                                             700            36
Royal Caribbean Cruises, Ltd.                               63,200         2,338
Rubbermaid, Inc.                                             6,300           198
Russell Corp.                                                5,100           104
Saks, Inc. (a)                                              15,400           486
Sears Roebuck & Co.                                         57,900         2,460
Service Corp. International                                 14,700           560
Shaw Industries, Inc.                                       15,600           378
Staples, Inc.  (a)                                          12,700           555
Starwood Hotels & Resorts Worldwide,
 Inc.                                                       13,000           295
Time Warner, Inc.                                          140,800         8,738
TJX Cos., Inc.                                              62,000         1,798
Toys "R" Us, Inc. (a)                                       26,100           440
Tribune Co.                                                 42,400         2,797
Tricon Global Restaurants, Inc. (a)                          9,800           491
Tupperware Corp.                                            11,400           187
Univision Communications, Inc.
 Class A (a)                                                 7,600           275
USA Networks, Inc. (a)                                       2,600            86
V.F. Corp.                                                  17,600           825
Viacom, Inc. Class B (a)                                    20,400         1,510
Viad Corp.                                                  39,400         1,197
Wal-Mart Stores, Inc.                                      187,800        15,294
Warnaco Group, Inc. Class A                                    300             8
Wendy's International, Inc.                                 18,100           395
Whirlpool Corp.                                             50,700         2,808
                                                                         -------
                                                                         160,525
                                                                         -------

Consumer Staples - 6.4%
American Stores Co.                                          6,000           222
Anheuser-Busch Cos., Inc.                                   25,000         1,641
Bestfoods                                                   37,500         1,997
Brown-Forman Distillers, Inc. Class B                          600            45
Campbell Soup Co.                                           21,200         1,166
Clorox Co.                                                     600            70
Coca-Cola Co. (The)                                        123,400         8,252
Coca-Cola Enterprises, Inc.                                 37,100         1,326
Colgate-Palmolive Co.                                       66,300         6,158
ConAgra, Inc.                                               85,700         2,700
CVS Corp.                                                   85,400         4,697
Dean Foods Co.                                               7,800           318
Dial Corp.                                                   3,500           101
Dole Food Co., Inc.                                         24,600           738
General Mills, Inc.                                         35,400         2,752
Gillette Co.                                                56,400         2,725
Hannaford Brothers Co.                                       4,500           239
Hormel Foods Corp.                                          30,100           986
IBP, Inc.                                                   32,600           949
International Flavors
 & Fragrances, Inc.                                          6,900           305
Interstate Bakeries Corp.                                   35,400           936
Kroger Co. (a)                                              34,600         2,093
PepsiCo, Inc.                                              140,600         5,756
Philip Morris Cos., Inc.                                   335,400        17,943
Procter & Gamble Co.                                       124,000        11,323
Quaker Oats Co.                                             12,300           732
Ralston-Purina Group                                        14,200           460
Rite Aid Corp.                                              75,700         3,752
RJR Nabisco Holdings Corp.                                  14,300           425
Safeway, Inc. (a)                                           32,400         1,974
SuperValu, Inc.                                             75,100         2,103
SYSCO Corp.                                                  1,400            38
Tyson Foods, Inc. Class A                                   21,400           455
Unilever NV                                                 32,100         2,662
Universal Corp.                                             11,300           397
Weis Markets, Inc.                                             800            31
                                                                         -------
                                                                          88,467
                                                                         -------

Financial Services - 17.4%
ACE, Ltd.                                                    9,400           324
AFLAC, Inc.                                                223,400         9,830
Allstate Corp.                                             228,516         8,826
Ambac Financial Group, Inc.                                 15,400           927
American Bankers Insurance
 Group, Inc.                                                 2,300           111
American Express Co.                                        30,100         3,078
American Financial Group, Inc.                              11,200           491
American General Corp.                                       7,300           569
American International Group, Inc.                         144,814        13,993
AMRESCO, Inc. (a)                                            9,800            86
AmSouth Bancorp                                             31,350         1,430
Arden Realty Group, Inc.                                     2,200            51
Associates First Capital Corp. Class A                     151,914         6,437
Automatic Data Processing, Inc.                            109,700         8,797
Bank One Corp.                                              98,700         5,040
BankAmerica Corp.                                          218,336        13,127
BankBoston Corp.                                            47,700         1,857
BB&T Corp.                                                   5,800           234
Berkshire Hathaway, Inc. Class A (a)                             6           420

                                                       Diversified Equity Fund 6

Diversified Equity Fund

                                                              December 31, 1998

                                                                          Market
                                                             Number       Value
                                                               of         (000)
                                                             Shares         $
                                                            --------     -------
Canadian Hotel Income Properties                               500             3
CarrAmerica Realty Corp.                                     2,500            60
CCB Financial Corp.                                            900            51
Centura Banks, Inc.                                          1,000            74
Charter One Financial, Inc.                                 47,420         1,313
Chase Manhattan Corp.                                      196,200        13,354
Chubb Corp. (The)                                            6,000           389
Citigroup, Inc.                                             56,750         2,809
City National Corp.                                          9,100           379
Comdisco, Inc.                                               8,100           137
Comerica, Inc.                                              29,700         2,025
Commerce Bancshares, Inc.                                   29,069         1,228
Conseco, Inc.                                              183,668         5,613
Countrywide Credit Industries, Inc.                         14,400           723
Crescent Real Estate Equities, Inc.                          1,000            23
Dime Bancorp, Inc.                                          51,900         1,372
Dow Jones & Co., Inc.                                       21,000         1,011
DST Systems, Inc. (a)                                       13,500           770
Duke Realty Investments, Inc.                                  800            19
Dun & Bradstreet Corp.                                      11,200           354
Edwards (A.G.), Inc.                                         2,400            89
Equifax, Inc.                                                1,400            48
Equitable Cos., Inc.                                        11,200           648
Everest Reinsurance Holdings, Inc.                          13,600           530
Federal Home Loan Mortgage Corp.                           114,100         7,352
Federal National Mortgage Association                       80,100         5,927
Fifth Third Bancorp                                         33,400         2,382
First American Corp.                                        67,100         2,978
First Data Corp.                                           180,200         5,710
First Union Corp.                                           91,300         5,552
Firstar Corp.                                                6,424           599
Fleet Financial Group, Inc.                                152,300         6,806
Fremont General Corp.                                       29,000           718
General Re Corp.                                             5,400         1,081
Golden West Financial Corp.                                  5,500           504
Hartford Financial Services
 Group, Inc. (The)                                          62,500         3,430
Highwoods Properties, Inc.                                   2,000            52
Horace Mann Educators Corp.                                 26,900           767
Household International Corp.                              111,300         4,410
Huntington Bancshares, Inc.                                  2,000            60
Jefferson-Pilot Corp.                                       10,700           803
KeyCorp                                                     14,800           474
Lehman Brothers Holdings, Inc.                              10,500           463
Lincoln National Corp.                                       6,500           532
Local Financial Corp. (a)                                  129,300         1,164
Loews Corp.                                                 23,800         2,338
MBIA, Inc.                                                 102,000         6,687
MBNA Corp.                                                 529,218        13,196
Mercantile Bancorp, Inc.                                     6,400           295
Merrill Lynch & Co., Inc.                                    4,500           300
MGIC Investment Corp.                                       65,000         2,588
Morgan (J.P.) & Co., Inc.                                    5,200           546
Morgan Stanley Dean Witter, Discover &
 Co                                                         83,200         5,907
National City Corp.                                         49,540         3,592
National Commerce Bancorp                                      400             7
North Fork Bancorp, Inc.                                    30,600           732
Old Kent Financial Corp.                                     2,485           116
Old Republic International Corp.                            75,000         1,688
Pacific Century Financial Corp.                             25,000           609
PaineWebber Group, Inc.                                     34,650         1,338
Patriot American Hospitality, Inc.                           1,500             9
Paychex, Inc.                                               44,900         2,310
PIMCO Advisors Holdings, L.P.                                9,900           308
PMI Group, Inc. (The)                                        2,400           119
PNC Bank Corp.                                              10,800           585
Post Properties, Inc.                                          700            27
Progressive Corp.                                           11,000         1,863
Provident Cos., Inc.                                         8,100           336
Providian Financial Corp.                                   38,850         2,914
Reinsurance Group of America, Inc.                           7,700           468
Reliance Group Holdings, Inc.                               34,100           439
Ryder System, Inc.                                          30,200           785
Schwab (Charles) Corp.                                       9,300           523
SLM Holding Corp.                                           12,400           595
SouthTrust Corp.                                            11,700           431
Sovereign Bancorp, Inc.                                     35,600           503
Spieker Properties, Inc.                                    23,300           807
State Street Corp.                                           6,600           459
SunTrust Banks, Inc.                                        22,000         1,683
Torchmark Corp.                                             31,400         1,109
Transamerica Financial Corp.                                16,000         1,848
Travelers Property Casualty Corp.
 Class A                                                     9,200           285
U.S. Bancorp                                               106,400         3,777
UnionBanCal Corp.                                            5,600           191
UNUM Corp.                                                  11,400           665
Waddell & Reed Financial, Inc.
 Class B (a)                                                   606            14
Washington Mutual, Inc.                                    210,296         8,031
Wells Fargo Co. (a)                                        207,300         8,279
Zions Bancorp                                                5,500           343
                                                                         -------
                                                                         240,059
                                                                         -------

Health Care - 11.0%
Abbott Laboratories                                         37,000         1,813
Aetna, Inc.                                                 44,600         3,507
Allergan, Inc.                                              19,500         1,263
ALZA Corp. (a)                                              42,500         2,221
American Home Products Corp.                                66,200         3,728

7  Diversified Equity Fund

Diversified Equity Fund

                                                               December 31, 1998


                                                                          Market
                                                            Number        Value
                                                              of          (000)
                                                            Shares          $
                                                           --------      -------
Amgen, Inc. (a)                                           35,000           3,658
Bausch & Lomb, Inc.                                       20,600           1,236
Baxter International, Inc.                               100,500           6,463
Becton, Dickinson & Co.                                   43,000           1,836
Bergen Brunswig Corp. Class A                              3,150             110
Beverly Enterprises, Inc. New (a)                         18,800             127
Biogen, Inc. (a)                                             700              58
Biomet, Inc.                                              97,500           3,918
Bristol-Myers Squibb Co.                                 105,000          14,049
Cardinal Health, Inc.                                     56,100           4,257
Columbia/HCA Healthcare Corp.                            303,500           7,512
DENTSPLY International, Inc.                               2,500              64
Genzyme Corp. (a)                                         10,600             527
HBO & Co.                                                196,600           5,640
IVAX Corp. (a)                                            50,100             623
Johnson & Johnson                                         83,800           7,029
Lilly (Eli) & Co.                                         69,500           6,177
Mallinckrodt, Inc.                                        26,700             823
Medtronic, Inc.                                           39,400           2,925
Merck & Co., Inc.                                        126,000          18,608
Mylan Laboratories, Inc.                                 241,200           7,598
PacifiCare Health Systems, Inc.
 Class B (a)                                              28,300           2,248
Pfizer, Inc.                                             158,900          19,931
Pharmacia & Upjohn, Inc.                                  28,000           1,586
Quintiles Transnational Corp. (a)                         28,300           1,509
Safeskin Corp. (a)                                         2,800              67
Schering-Plough Corp.                                    240,900          13,310
St. Jude Medical, Inc. (a)                                 7,400             205
Stryker Corp.                                              3,900             215
Tenet Healthcare Corp. (a)                                 9,500             249
US Bioscience, Inc. (a)                                      514               4
Warner-Lambert Co.                                        80,800           6,075
Watson Pharmaceuticals, Inc. (a)                             500              31
                                                                         -------
                                                                         151,200
                                                                         -------

Integrated Oils - 2.8%
Amerada Hess Corp. NPV                                    57,600           2,866
Amoco Corp.                                               87,700           5,174
Ashland, Inc.                                             50,700           2,453
Atlantic Richfield Co.                                    28,900           1,886
Chevron Corp.                                              5,200             431
Coastal Corp.                                             49,300           1,722
Crown Central Petroleum Corp.
 Class B (a)                                              11,500              81
Exxon Corp.                                              144,700          10,580
Kerr-McGee Corp.                                           7,800             298
Lyondell Petrochemical Co.                                11,200             202
Mobil Corp.                                               36,500           3,180
Phillips Petroleum Co.                                    20,900             891
Royal Dutch Petroleum Co.                                  6,400             306
Texaco, Inc.                                              52,400           2,771
Unocal Corp.                                               5,200             152
USX-Marathon Group                                        86,500           2,606
YPF Sociedad Anonima
 Class D - ADR (a)                                       110,000           3,073
                                                                         -------
                                                                          38,672
                                                                         -------

Materials and Processing - 5.9%
Air Products & Chemicals, Inc.                            47,600           1,904
Albemarle Corp.                                            2,300              55
Alcan Aluminum, Ltd.                                      10,600             287
Allegheny Teldyne, Inc.                                    2,300              47
Aluminum Co. of America                                    6,867             512
American Standard Cos., Inc. (a)                           8,800             317
Archer-Daniels-Midland Co.                                23,300             400
Armstrong World Industries, Inc.                           7,900             476
Cabot Corp.                                                9,600             268
Catellus Development Corp. (a)                            16,600             238
Centex Corp.                                               9,400             424
Champion International Corp.                               8,400             340
Consolidated Papers, Inc.                                 11,500             316
Corning, Inc.                                                400              18
Crown Cork & Seal Co., Inc.                               58,200           1,793
Dow Chemical Co.                                           6,000             546
du Pont (E.I.) de Nemours & Co.                           28,100           1,491
Eastman Chemical Co.                                      42,800           1,915
Engelhard Corp.                                           27,900             544
Fluor Corp.                                               33,000           1,405
FMC Corp. (a)                                             14,500             812
Fort James Corp.                                          81,700           3,268
Freeport-McMoRan Copper
 & Gold, Inc. Class B                                     13,000             136
Gaylord Container Corp. Class A (a)                       71,900             440
Georgia-Pacific Timber Group                              22,500             536
Getty Realty Corp.                                         6,500              95
Goodrich (B.F.) Co.                                       20,100             721
Great Lakes Chemical Corp.                               109,600           4,384
Illinois Tool Works, Inc.                                 31,700           1,839
IMC Global, Inc.                                           8,800             188
International Paper Co.                                   66,400           2,976
International Specialty
 Products, Inc. (a)                                        1,300              18
Johns Manville Corp.                                       5,000              82
Lafarge Corp.                                             19,800             802
Louisiana Pacific Corp.                                   12,100             222
Mead Corp.                                                 2,100              62
Millennium Chemicals, Inc.                                 6,000             119
Minnesota Mining
 & Manufacturing Co.                                       6,200             441
Monsanto Co.                                              88,300           4,194
Nalco Chemical Co.                                         8,800             273

                                                       Diversified Equity Fund 8

Diversified Equity Fund

                                                               December 31, 1998

                                                                          Market
                                                            Number        Value
                                                              of          (000)
                                                            Shares          $
                                                            --------     -------

Newmont Mining Corp.                                        4,300             78
Nucor Corp.                                                 8,900            385
Owens Corning                                              44,800          1,588
Pentair, Inc.                                               7,100            283
Phelps Dodge Corp.                                        100,000          5,089
Praxair, Inc.                                              69,000          2,432
Reynolds Metals Co.                                        47,700          2,513
Rohm & Haas Co.                                            19,100            575
Rouse Co. (The)                                            21,200            583
Sealed Air Corp. New (a)                                   37,000          1,889
Sherwin-Williams Co.                                        3,200             94
Sigma Aldrich Corp.                                        10,800            316
Solutia, Inc.                                              19,500            436
Sonoco Products Co.                                        75,320          2,231
Temple-Inland, Inc.                                         5,400            320
Timken Co.                                                 30,900            583
Tyco International, Ltd.                                  294,700         22,232
Union Camp Corp.                                            5,100            344
Union Carbide Corp.                                         8,100            344
USG Corp.                                                   9,000            458
USX-U.S. Steel Group                                       34,900            803
Vulcan Materials Co.                                        2,800            368
W.R. Grace & Co. New (a)                                   54,400            853
Waters Corp. (a)                                            3,100            270
Westvaco Corp.                                             11,500            308
Weyerhaeuser Co.                                              600             30
Willamette Industries, Inc.                                 9,700            325
                                                                         -------
                                                                          80,634
                                                                         -------

Miscellaneous - 0.4%
AMB Property Corp.                                            500             11
Archstone Communities Trust                                   800             16
Avalonbay Communities, Inc.                                 2,100             72
Crestline Capital Corp. (a)                                 3,710             54
Equity Office Properties Trust                              6,200            149
Equity Residential Properties Trust                         5,500            222
FBR Asset Investment Corp. (a)                             30,600            490
Host Marriott Corp. (a)                                    37,100            512
HRPT Properties Trust                                       3,500             49
IndyMac Mortgage Holdings, Inc.                            15,600            165
Meditrust Cos.                                              2,300             35
ProLogis Trust                                              2,200             46
Public Storage, Inc.                                        2,500             68
Simon Property Group, Inc.                                  2,700             77
TeleTech Holdings, Inc. (a)                                 8,400             84
Waste Management, Inc.                                     63,900          2,979
                                                                         -------
                                                                           5,029
                                                                         -------

Other Energy - 0.9%
Apache Corp.                                               19,000            481
Baker Hughes, Inc.                                         19,700            348
BEC Energy                                                  6,200            255
BJ Services Co. (a)                                           800             13
Burlington Resources, Inc.                                  6,700            240
Calenergy, Inc. (a)                                        24,300            843
Conoco, Inc. Class A (a)                                  115,900          2,419
Enron Oil & Gas Co.                                         4,800             83
ENSCO International, Inc.                                  24,300            260
Halliburton Co.                                               400             12
Occidental Petroleum Corp.                                 20,100            339
Sempra Energy                                              44,700          1,134
Sunoco, Inc. (a)                                           55,900          2,016
Tidewater, Inc.                                            29,500            684
Tosco Corp.                                                86,100          2,228
Transocean Offshore, Inc.                                  10,800            290
Ultramar Diamond Shamrock Corp.                            30,400            737
Valero Energy Corp.                                         2,600             55
Vastar Resources, Inc.                                        900             39
                                                                         -------
                                                                          12,476
                                                                         -------

Producer Durables - 5.6%
Aeroquip-Vickers, Inc.                                      8,700            260
Allied Waste Industries, Inc. (a)                          14,200            335
AlliedSignal, Inc.                                         28,000          1,241
AMP, Inc.                                                  27,800          1,447
Applied Materials, Inc. (a)                                 5,300            226
Case Corp.                                                  3,600             79
Caterpillar, Inc.                                          82,000          3,772
Cordant Technologies, Inc.                                 10,600            398
Crane Co.                                                  58,650          1,770
Cummins Engine Co., Inc.                                    5,800            206
EG&G, Inc.                                                 15,600            434
Elsag Bailey Process
 Automation NV (a)                                         69,300          2,711
Emerson Electric Co.                                          900             54
Foster Wheeler Corp.                                       48,100            634
General Electric Co.                                      157,100         16,034
Gulfstream Aerospace Corp. (a)                             23,700          1,262
Honeywell, Inc.                                             3,500            264
Hubbell, Inc. Class B                                         300             11
Ingersoll-Rand Co.                                         81,250          3,814
Johnson Controls, Inc.                                     21,900          1,292
Knoll, Inc. (a)                                            21,700            643
Lexmark International Group, Inc.
 Class A (a)                                               14,600          1,467
Litton Industries, Inc. (a)                                23,400          1,527
Lockheed Martin Corp.                                      76,800          6,509
Miller (Herman), Inc.                                       2,700             72
Molex, Inc.                                                 4,075            155
National Service Industries, Inc.                          12,100            460
Northern Telecom, Ltd.                                     44,600          2,236

9  Diversified Equity Fund

Diversified Equity Fund

                                                               December 31, 1998

                                                                            Market
                                                           Number           Value
                                                             of             (000)
                                                           Shares             $
                                                         --------        -------
Northrop Grumman Corp.                                     18,800          1,375
Parker-Hannifin Corp.                                       2,800             92
Philips Electronics NV - ADR                               29,500          1,997
Pitney Bowes, Inc.                                         12,100            799
Pulte Corp.                                                 5,600            156
Raytheon Co. Class A                                        2,111            109
Solectron Corp. (a)                                         1,800            167
Tektronix, Inc.                                            10,150            305
Thermo Instrument Systems, Inc. (a)                         6,000             90
Thomas & Betts Corp.                                       14,200            615
U.S. Filter Corp. (a)                                      95,400          2,182
Uniphase Corp. (a)                                          1,400             97
United Technologies Corp.                                  60,300          6,558
Xerox Corp.                                               116,200         13,713
                                                                         -------
                                                                          77,568
                                                                         -------

Technology - 17.1%
3Com Corp.  (a)                                           111,800          5,010
ADC Telecommunications, Inc. (a)                           13,600            469
Adobe Systems, Inc.                                        11,800            552
Altera Corp. (a)                                           23,200          1,409
America Online, Inc.                                       24,300          3,888
Andrew Corp. (a)                                              800             13
Apple Computer, Inc. (a)                                  133,700          5,473
Arrow Electronics, Inc. (a)                                35,600            950
Ascend Communications, Inc. (a)                            34,300          2,255
Autodesk, Inc.                                              9,700            413
Avnet, Inc.                                                 5,400            327
BMC Software, Inc. (a)                                     32,300          1,439
Cisco Systems, Inc. (a)                                   279,425         25,935
Citrix Systems, Inc. (a)                                      400             39
COMPAQ Computer Corp.                                     422,800         17,731
Computer Associates
 International, Inc.                                       92,000          3,922
Computer Sciences Corp.                                     5,400            348
Compuware Corp. (a)                                        33,300          2,599
Cooper Industries, Inc.                                    15,100            720
Dell Computer Corp. (a)                                   268,700         19,666
Electronic Data Systems Corp.                              81,638          4,102
EMC Corp. (a)                                             114,300          9,716
Galileo International, Inc.                                 3,900            170
General Instrument Corp. (a)                               14,600            495
General Motors Corp. Class H (a)                           17,100            679
Hewlett-Packard Co.                                        75,000          5,123
IMS Health, Inc.                                           58,100          4,383
Informix Corp. (a)                                         26,200            258
Intel Corp.                                               217,000         25,716
International Business
 Machines Corp.                                           110,250         20,369
Intuit, Inc. (a)                                              700             51
Learning Co., Inc. (The) (a)                               61,700          1,600
Loral Space
 & Communications, Ltd. (a)                                14,700            262
LSI Logic Corp. (a)                                           300              5
Lucent Technologies, Inc.                                 106,900         11,759
Microchip Technology, Inc. (a)                              2,400             89
Micron Technology, Inc. (a)                               15,500            784
Microsoft Corp. (a)                                       187,600         25,993
Motorola, Inc.                                              8,900            543
National Semiconductor Corp. (a)                           12,100            163
NCR Corp. (a)                                                 600             25
Netscape Communications Corp. (a)                          29,000          1,747
Network Associates, Inc. (a)                                  100              7
Novell, Inc. (a)                                           57,400          1,040
Oracle Systems Corp. (a)                                  193,000          8,323
Parametric Technology Corp. (a)                            14,100            229
Qwest Communications
International, Inc. (a)                                    35,500          1,773
SCI Systems, Inc.  (a)                                      4,800            277
Seagate Technology (a)                                     21,500            650
Sterling Software, Inc. (a)                                22,600            612
Sun Microsystems, Inc. (a)                                 69,800          5,972
Synopsys, Inc. (a)                                          8,400            455
Tech Data Corp. (a)                                         7,200            289
Texas Instruments, Inc.                                    79,000          6,759
Textron, Inc.                                               6,800            516
Unisys Corp. (a)                                            5,500            189
Vishay Intertechnology, Inc. (a)                           13,235            192
Vitesse Semiconductor Corp. (a)                             3,300            150
Yahoo!, Inc. (a)                                            3,000            711
                                                                         -------
                                                                         235,334
                                                                         -------

Utilities - 9.1%
Airtouch Communications, Inc. (a)                         188,300         13,581
Allegheny Energy, Inc.                                     13,900            480
Alltel Corp.                                               21,900          1,310
Ameren Corp.                                               23,000            982
American Electric Power Co., Inc.                           8,700            409
American Water Works, Inc.                                 14,400            486
Ameritech Corp.                                             9,200            583
AT&T Corp.                                                145,600         10,956
Baltimore Gas & Electric Co.                               63,800          1,970
Bell Atlantic Corp.                                        95,100          5,040
BellSouth Corp.                                            17,000            848
Carolina Power & Light Co.                                  9,900            466
Central & Southwest Corp.                                  67,400          1,849
Century Telephone Enterprises, Inc.                        24,250          1,637
Cincinnati Bell, Inc.                                      11,800            446
Citizens Utilities Co. Class B (a)                          3,435             28
Comcast Corp. Class A                                       4,300            247
Comcast Corp. Special Class A                              38,600          2,265
Consolidated Edison, Inc.                                  52,700          2,787

                                                     Diversified Equity Fund 10

Diversified Equity Fund

                                                               December 31, 1998

                                                                          Market
                                                            Number        Value
                                                              of          (000)
                                                            Shares          $
                                                            --------     -------
DTE Energy Co.                                             61,700          2,645
Energy East Corp.                                          15,600            881
Entergy Corp.                                              24,000            747
FirstEnergy Corp.                                          17,100            557
Florida Progress Corp.                                      3,800            170
FPL Group, Inc.                                            25,700          1,584
Frontier Corp.                                              2,800             95
GPU, Inc.                                                     500             22
GTE Corp.                                                  93,037          6,047
Houston Industries, Inc.                                   20,700            665
Kansas City Power & Light Co.                              25,400            752
KeySpan Energy (a)                                         10,192            316
MCI WorldCom, Inc. (a)                                    268,300         19,252
MCN Corp.                                                  11,500            219
Montana Power Co.                                          23,700          1,341
National Fuel & Gas Co.                                     2,000             90
New England Electric System                                 7,700            371
NICOR, Inc.                                                   200              8
Nokia Corp. - ADR                                         146,000         17,584
OGE Energy Corp.                                            7,100            206
PacifiCorp                                                118,000          2,485
Paging Network, Inc. (a)                                  148,200            685
Peco Energy Co.                                            43,500          1,811
PG&E Corp.                                                114,500          3,607
Pinnacle West Capital Corp.                                24,800          1,051
Public Service Enterprise Group, Inc.                       4,200            168
Questar Corp.                                                 600             12
SBC Communications, Inc.                                  125,700          6,741
Sprint Corp.                                               33,900          2,852
Tele-Communications, Inc.
 Class A (a)                                               26,000          1,438
U.S. West, Inc.                                             1,500             97
Unicom Corp.                                               57,200          2,206
United States Cellular Corp. (a)                              400             15
UtiliCorp United, Inc.                                      2,600             95
Williams Cos. (The)                                        44,100          1,375
Wisconsin Energy Corp.                                     10,900            343
                                                                       ---------
                                                                         124,903
                                                                       ---------

Total Common Stocks
(cost $938,459)                                                        1,281,193
                                                                       ---------

Preferred Stocks - 0.2%
Elsag Bailey Financing Trust (conv.)(a)                    12,600            764
News Corp., Ltd. - ADR                                      7,600            188
Sealed Air Corp. Series A New (conv.)(a)                   29,700          1,541
                                                                      ----------
Total Preferred Stocks
(cost $1,913)                                                              2,493
                                                                       ---------
                                                        Principal
                                                         Amount
                                                          (000)
                                                            $
                                                       ----------
Short-Term Investments - 6.3%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                                       79,369           79,369
United States Treasury Notes
 6.250% due 03/31/99 (c)                                  6,700            6,726
                                                                      ----------
Total Short-Term Investments
(cost $86,096)                                                            86,095
                                                                      ----------

Total Investments - 99.6%
(identified cost $1,026,468)(d)                                        1,369,781

Other Assets and Liabilities,
Net - 0.4%                                                                 6,242
                                                                      ----------

Net Assets - 100.0%                                                    1,376,023
                                                                      ==========

(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d) See Note 2 for federal income tax information.

Abbreviations:
ADR-American Depositary Receipt
NPV-No Par Value
NV -Nonvoting

The accompanying notes are an integral part of the financial statements.


11  Diversified Equity Fund

DIVERSIFIED EQUITY FUND

                                                               December 31, 1998

                                                                Unrealized
                                               Number          Appreciation
                                                 of           (Depreciation)
                                             Contracts*           (000)
                                             ------------     ---------------

Future Contracts
(Notes 2 and 3)

S&P 500 Index
 expiration date 03/99                              268          $  3,253
                                                                 --------
Total Unrealized Appreication
 (Depreciation) on Open Futures
 Contracts Purchased (S)                                         $  3,253
                                                                 ========

(S) At December 31, 1998, United States Treasury Notes valued at
    $6,726 were held as collateral in connection with futures contracts purchased by the Fund.
 *  Each contract represents $100,000 notional value.


        The accompanying notes are an integral part of the financial statements.


                                                      Diversified Equity Fund 12

DIVERSIFIED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES


Amounts in thousands (except per-share amounts)                                                                    December 31, 1998

Assets
Investments at market (identified cost $1,026,468)(Note 2) ..............................................              $ 1,369,781
Cash ....................................................................................................                    1,644
Foreign currency holdings (identified cost $36) .........................................................                       36
Receivables:
  Dividends and interest ................................................................................                    1,737
  Investments sold ......................................................................................                    8,218
  Fund shares sold ......................................................................................                    3,194
  Daily variation margin on futures contracts (Notes 2 and 3) ...........................................                      228
Short-term investments held as collateral for securities loaned, at market (Note 3) .....................                   23,467
                                                                                                                       -----------

   Total Assets .........................................................................................                1,408,305


Liabilities
Payables:
  Investments purchased ..................................................................  $       3,665
  Fund shares redeemed ...................................................................          3,968
  Accrued fees to affiliates (Note 4)  ...................................................          1,026
  Other accrued expenses .................................................................            156
Payable upon return of securities loaned, at market (Note 3)..............................         23,467
                                                                                            -------------

    Total Liabilities ...................................................................................                     32,282
                                                                                                                       -------------
Net Assets ..............................................................................................              $   1,376,023
                                                                                                                       =============

Net Assets Consist of:
Undistributed net investment income .....................................................................              $         109
Accumulated net realized gain (loss)  ...................................................................                     25,608
Unrealized appreciation (depreciation) on:
  Investments ...........................................................................................                    343,313
  Futures contracts .....................................................................................                      3,253
  Foreign currency-related transactions .................................................................                          1
Shares of beneficial interest ...........................................................................                        268
Additional paid in capital...............................................................................                  1,003,471
                                                                                                                       -------------

Net Assets ..............................................................................................             $    1,376,023
                                                                                                                      ==============

Net Asset Value, offering and redemption price per share:
 Class S ($1,367,016,418 divided by 26,601,470 shares of $.01 par value
    shares of beneficial interest outstanding)  .........................................................             $        51.39
 Class E ($9,006,643 divided by 175,240 shares of $.01 par value                                                      ==============
    shares of beneficial interest outstanding)  .........................................................             $        51.40
                                                                                                                      ==============

The accompanying notes are an integral part of the financial statements.

DIVERSIFIED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands                                                                            Year Ended December 31, 1998

INVESTMENT INCOME:
  Dividends .....................................................................................   $                 15,610
  Dividends from Money Market Fund (Note 5)  ....................................................                      3,085
  Interest ......................................................................................                        232
                                                                                                         -------------------

    Total Investment Income .....................................................................                     18,927

EXPENSES (Notes 1, 2 and 4):
 Advisory fees ...................................................................  $           9,524
 Administrative fees .............................................................                 56
 Custodian fees ..................................................................                548
 Distribution fees - Class E .....................................................                  5
 Transfer agent fees .............................................................                795
 Professional fees ...............................................................                 62
 Registration fees - Class S .....................................................                164
 Registration fees - Class E .....................................................                  1
 Shareholder servicing fees - Class E ............................................                 12
 Trustees' fees ..................................................................                  4
 Miscellaneous ...................................................................                 83
                                                                                    ------------------
    Total Expenses ...................................................................................                11,254
                                                                                                         -------------------

Net investment income ................................................................................                 7,673
                                                                                                         -------------------

REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
    Investments .............................................................................           84,911
    Futures contracts .......................................................................            7,901
    Foreign currency-related transactions ...................................................                8                92,820
Net change in unrealized appreciation or depreciation of:
    Investments .............................................................................          171,349
    Futures contracts .......................................................................            3,102
    Foreign currency-related transactions ...................................................                1               174,452
                                                                                                                 -------------------

Net gain (loss) on investments ...............................................................................               267,272
                                                                                                                 -------------------

Net increase (decrease) in net assets resulting from operations ...............................................  $           274,945
                                                                                                                 ===================

DIVERSIFIED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES


Amounts in thousands                                                                               Years Ended December 31, 1998

                                                                                                      1998                1997
                                                                                                  ------------        -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income .....................................................                    $     7,673         $     7,062

 Net realized gain (loss)  .................................................                         92,820             179,083

 Net change in unrealized appreciation or depreciation .....................                        174,452              46,630
                                                                                                -----------         -----------

    Net increase (decrease) in net assets resulting from operations ........                        274,945             232,775
                                                                                                -----------         -----------
From Distributions to Shareholders:
 Net investment income
   Class S .................................................................                        (7,563)              (7,061)

   Class E .................................................................                            (9)                  (1)

 In excess of net investment income
   Class S .................................................................                             --                 (22)

   Class E .................................................................                             --                  (1)

 Net realized gain on investments
   Class S .................................................................                       (66,093)            (192,410)

   Class E .................................................................                          (334)                (475)

 In excess of net realized gain on investments
   Class S .................................................................                             --                (752)

   Class E .................................................................                             --                  (2)
                                                                                                -----------         -----------

    Total Distributions to Shareholders ....................................                       (73,999)            (200,724)
                                                                                                -----------         -----------
From Fund Share Transactions:
    Net increase (decrease) in net assets from Fund share transactions (Note 6)                     129,618             313,717
                                                                                                -----------         -----------

Total Net Increase (decrease) in Net Assets ................................                        330,564             345,768

Net Assets
    Beginning of period ...................................................                       1,045,459             699,691
                                                                                                -----------         -----------
    End of period (including undistributed net investment income of
        $109 at December 31, 1998)  .......................................                     $ 1,376,023         $ 1,045,459
                                                                                                ===========         ===========

The accompanying notes are an integral part of the financial statements.


15  Diversified Equity Fund

DIVERSIFIED EQUITY FUND

Financial Highlights - Class S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                       Years Ended December 31,
                                                            ------------------------------------------------------------------------
                                                              1998             1997          1996           1995            1994
                                                            ----------      ----------      ---------      ---------       ---------

Net Asset Value, Beginning of Period ..................     $   43.64       $    41.45      $   38.62      $   32.26       $  34.88
                                                            ----------      ----------      ---------      ---------       ---------
Income From Investment Operations:
  Net investment income (a)  ...........................           .30             .37            .48            .60            .58
  Net realized and unrealized gain (loss) on investments         10.34           12.06           8.15          10.63           (.49)
                                                            ----------      ----------      ---------      ---------       ---------
    Total Income From Investment Operations ...........          10.64           12.43           8.63          11.23            .09
                                                            ----------      ----------      ---------      ---------       ---------

 Distributions:                                                   (.29)           (.37)          (.48)          (.60)          (.58)
 Net realized gain on investments .....................          (2.60)          (9.83)         (5.32)         (4.27)         (1.87)
 In excess of net realized gain on investments ........             --            (.04)            --             --           (.26)
                                                            ----------      ----------      ---------      ---------       ---------

   Total Distributions ................................          (2.89)         (10.24)         (5.80)         (4.87)         (2.71)
                                                            ----------      ----------      ---------      ---------       ---------

Net Asset Value, End of Period ........................     $    51.39      $    43.64      $   41.45      $   38.62       $  32.26
                                                            ==========      ==========      =========      =========       =========
Total Return (%) ......................................          25.11           31.32          23.29          35.17           (.01)

Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted)  ..........      1,367,016       1,042,620        699,691        530,645        414,036

 Ratios to average net assets (%):
   Operating expenses .................................            .91             .92            .94            .95            .95
   Net investment income ..............................            .62             .80           1.18           1.56           1.73

 Portfolio turnover rate (%) ..........................         100.31          114.11          99.90          92.53          57.53

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

DIVERSIFIED EQUITY FUND

Financial Highlights - Class E


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                                                           Years Ended December 31,
                                                                                                           ------------------------
                                                                                                               1998         1997*
                                                                                                          -----------   -----------
Net Asset Value, Beginning of Period ..............................................................          $  43.64    $  45.55
                                                                                                             --------    --------

Income From Investment Operations:
 Net investment income (c)  .......................................................................               .10         .06
 Net realized and unrealized gain (loss) on investments ...........................................             10.34        7.97
                                                                                                             --------    --------

   Total Income From Investment Operations ........................................................             10.44        8.03
                                                                                                             --------    --------

Distributions:
 Net investment income ............................................................................              (.08)       (.06)

 In excess of net investment income ...............................................................                --        (.01)

 Net realized gain on investments .................................................................             (2.60)      (9.83)

 In excess of net realized gain on investments ....................................................                --        (.04)
                                                                                                             --------    --------

   Total Distributions ............................................................................             (2.68)      (9.94)
                                                                                                             --------    --------

Net Asset Value, End of Period ....................................................................          $  51.40    $   43.64
                                                                                                             ========    =========

Total Return (%)(a)  ..............................................................................             24.59        15.99


Ratios/Supplemental Data:
 Net Assets, end of period ($000 omitted)  ........................................................             9,007        2,839


 Ratios to average net assets (%)(b):
   Operating expenses .............................................................................              1.33         1.63

   Net investment income ..........................................................................               .21          .10


 Portfolio turnover rate (%)(b)  ..................................................................            100.31       114.11


*    For the period May 27, 1997 (commencement of sale) to December 31, 1997.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended December 31, 1997 are annualized.
(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

Equity Income Fund

Portfolio Management Discussion

December 31, 1998 (Unaudited)



Objective: To achieve a high level of current income, while maintaining the potential for capital appreciation.

Invests in: Primarily income-producing U.S. equity securities.

Strategy: The Fund uses a multi-manager strategy intended to achieve a high level of current income and the potential for capital appreciation with moderate risk. The Fund employed the investment management services of three managers with three separate approaches to Value-oriented investment.

                           [LINE GRAPH APPEARS HERE]


          Dates                  Equity Income - Class S           Russell 1000(R)Value **      Lipper(R)Equity Income++
              *                           $10,000                         $10,000                       $10,000
           1989                           $12,561                         $12,519                       $12,050
           1990                           $11,694                         $11,507                       $11,295
           1991                           $14,912                         $14,338                       $14,269
           1992                           $16,629                         $16,318                       $15,608
           1993                           $18,828                         $19,276                       $17,757
           1994                           $18,957                         $18,892                       $17,308
           1995                           $25,545                         $26,138                       $22,459
           1996                           $31,027                         $31,794                       $26,630
           1997                           $41,447                         $42,979                       $33,962
           1998                           $46,832                         $49,697                       $37,725
----------------------------------------------------------------------------------------------------------------
           Total                         $248,432                        $253,458                      $219,063
================================================================================================================


Equity Income Fund - Class S                      Russell 1000(R) Value Index

Periods Ended   Growth of     Total              Periods Ended   Growth of       Total
  12/31/98      $10,000      Return                 12/31/98     $10,000        Return
------------  ----------   ----------             ------------  ----------   ----------
1 Year         $11,299      12.99%                1 Year          $11,563      15.63%
5 Years        $24,873      19.99%(S)             5 Years         $25,782      20.86%(S)
10 Years       $46,832      16.70%(S)             10 Years        $49,697      17.39%(S)


Equity Income Fund - Class E ++++                 Lipper(R) Equity Income Funds Benchmark

Periods Ended   Growth of     Total              Periods Ended    Growth of      Total
  12/31/98      $10,000      Return                 12/31/98      $10,000       Return
------------  ----------   ----------             ------------  ----------   ----------
1 Year         $11,241      12.41%                1 Year          $11,108      11.08%
5 Years        $24,548      19.68%(S)             5 Years         $21,246      16.27%(S)
10 Years       $46,219      16.54%(S)             10 Years        $37,725      14.20%(S)


 19  Equity Income Fund

Equity Income Fund

Portfolio Management Discussion

December 31, 1998 (Unaudited)

Performance Review
For the year ended December 31, 1998, the Equity Income Fund Class S and Class E shares reflected total returns of 13% and 12.4%, respectively, as compared to the Russell 1000(R) Value Index, which rose 15.6%. The Fund's underperformance relative to the Index was primarily due to negative cap effect and poor results from holdings in the energy sectors. However, the Fund did outperform the average return of funds in the Lipper(R) Equity Income Funds Benchmark, which gained 11% for the year.

Portfolio Highlights
The market's strong performance in 1998 was heavily biased towards growth stocks. As a result, value-oriented stocks finished the year significantly behind their growth counterparts, with the Russell 1000 Value Index up 15.6% versus the 38.7% return of the Russell 1000(R) Growth Index. The strong performance of technology stocks as well as weakness in the energy sectors proved to be the biggest factors in the margin of underperformance for value shares. Investor behavior that continued to pay little heed to valuation was also a trend in favor of growth shares, particularly those with larger capitalizations.

These factors posed significant challenges to managers in the Equity Income Fund, given valuation disciplines that favored midcap shares. Valuation sensitivity had the undesirable effect of limiting the Fund's exposure to higher-priced sectors. However, portfolio disciplines helped moderate the impact by maintaining exposure to some higher-priced sectors such as Technology. Cap effect was also a negative contributor to Fund performance, as large cap stocks generally carried higher valuations after leading the market over the last few years.



Top Ten Equity Holdings
(as a percent of Total Investments)                            December 31, 1998
International Business Machines Corp.                                  4.0%
GTE Corp.                                                              2.7
Exxon Corp.                                                            2.1
SBC Communications, Inc.                                               1.9
PG&E Corp.                                                             1.7
BankAmerica Corp.                                                      1.7
Ford Motor Co.                                                         1.6
Fleet Financial Group, Inc.                                            1.5
Washington Mutual, Inc.                                                1.5
Bank One Corp.                                                         1.5


Portfolio Characteristics
                                                               December 31, 1998
Current P/E Ratio                                                          19.2x
Portfolio Price/Book Ratio                                                 2.76x
Market Capitalization - $-Weighted Average                             38.99 Bil
Number of Holdings                                                           193


MONEY MANAGERS                                                       STYLES

Equinox Capital Management, Inc.                                 Value
Trinity Investment Management Corp.                              Value
Westpeak Investment Advisors, L.P.                               Large Cap-Value






*    The Equity Income Fund - Class S assumes initial investment on January 1,
     1989.

** Russell 1000(R) Value Index includes stocks from the Russell 1000(R) Index with a less than average growth orientation. The Index represents the universe of stocks from which most price-driven managers typically select. The Russell 1000 Value Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Lipper(R) Equity Income Funds Benchmark is the average total return for the universe of funds within the Equity Income Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++++ The Equity Income Fund - Class E - For the period, November 4, 1996
     (commencement of sales) to May 15, 1998, shareholder service and Rule 12b-1 distribution fees were charged. From May 16, 1998 through December 31, 1998, only shareholder service fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class E to provide historical perspective.

(S)  Annualized.


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                          Equity Income Fund  20

EQUITY INCOME FUND

STATEMENT OF NET ASSETS

                                                             DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           --------     --------
COMMON STOCKS - 95.1%
AUTO AND TRANSPORTATION - 6.0%
AMR Corp. (a)                                                18,900        1,122
Burlington Northern Santa Fe Corp.                            5,900          199
CSX Corp.                                                     2,800          116
Dana Corp.                                                   12,100          495
Delta Air Lines, Inc.                                        36,500        1,898
Ford Motor Co.                                               66,400        3,897
General Motors Corp.                                         42,700        3,056
Mascotech, Inc.                                              13,800          236
Navistar International Corp. (a)                             27,000          770
Trinity Industries, Inc.                                     24,900          959
UAL Corp. (a)                                                16,200          967
USAirways Group, Inc. (a)                                    23,800        1,237
                                                                          ------
                                                                          14,952
                                                                          ------

CONSUMER DISCRETIONARY - 8.3%
Alberto Culver Co. Class B                                    9,700          259
American Greetings Corp. Class A                             24,400        1,002
Browning-Ferris Industries, Inc.                             20,700          589
Deluxe Corp.                                                 20,500          750
Dillard's, Inc. Class A                                      12,600          358
Eastman Kodak Co.                                            38,693        2,786
Federated Department Stores, Inc. (a)                        15,300          667
Fortune Brands, Inc.                                         11,100          351
Fort James Corp.                                             20,600          824
Hasbro, Inc.                                                 22,600          816
JC Penney & Co., Inc.                                        19,400          909
King World Productions, Inc. (a)                             16,100          474
Kmart Corp. (a)                                              91,500        1,401
Knight-Ridder, Inc.                                           9,700          496
Limited, Inc. (The)                                           1,200           35
Saks, Inc. (a)                                                5,500          174
Sears Roebuck & Co.                                          28,400        1,207
Service Corp. International                                  18,000          685
Time Warner, Inc.                                            17,700        1,099
Tribune Co.                                                  16,300        1,076
Tupperware Corp.                                             17,200          283
V.F. Corp.                                                    7,600          356
Viacom, Inc. Class B (a)                                     23,700        1,754
Wendy's International, Inc.                                  37,700          822
Whirlpool Corp.                                              32,200        1,782
                                                                          ------
                                                                          20,955
                                                                          ------

CONSUMER STAPLES - 4.3%
Anheuser-Busch Cos., Inc.                                    23,200        1,523
ConAgra, Inc.                                                39,800        1,254
Dole Food Co., Inc.                                          25,400          762
Heinz (H.J.) Co.                                             14,100          798
Hormel Foods Corp.                                           15,400          504
Interstate Bakeries Corp.                                    20,500          542
PepsiCo, Inc.                                                25,300        1,036
Philip Morris Cos., Inc.                                     49,500        2,648
Pilgrim's Pride Corp.                                        10,600          211
SuperValu, Inc.                                              36,400        1,019
UST Corp.                                                    15,400          537
                                                                          ------
                                                                          10,834
                                                                          ------

FINANCIAL SERVICES - 26.5%
Aetna, Inc.                                                  20,400        1,604
Allstate Corp.                                               39,340        1,520
Ambac Financial Group, Inc.                                  11,800          710
American General Corp.                                       19,400        1,513
Associates First Capital Corp. Class A                       21,330          904
Bank One Corp.                                               72,100        3,682
BankAmerica Corp.                                            69,184        4,160
Chase Manhattan Corp.                                        45,036        3,065
CIGNA Corp.                                                  17,800        1,376
Comerica, Inc.                                               19,000        1,296
Commerce Bancorp, Inc.                                       12,700          667
Conseco, Inc.                                                32,000          978
Countrywide Credit Industries, Inc.                          25,800        1,295
Dime Bancorp, Inc.                                           60,100        1,589
Dow Jones & Co., Inc.                                         2,100          101
Federal National Mortgage Association                        27,900        2,065
First American Corp.                                         40,500        1,797
First American Financial Corp.                                5,600          180
First Data Corp.                                             14,900          472
First Union Corp.                                            41,300        2,512
Fleet Financial Group, Inc.                                  86,500        3,865
Fremont General Corp.                                        36,400          901
Hartford Financial Services Group, Inc.
 (The)                                                       39,600        2,173
Horace Mann Educators Corp.                                  26,600          758
Household International Corp.                                26,200        1,038
KeyCorp                                                      39,300        1,258
Lehman Brothers Holdings, Inc.                                1,500           66
Lincoln National Corp.                                        1,300          106
MBIA, Inc.                                                   33,200        2,177
Morgan Stanley Dean Witter & Co.                             42,300        3,003
National Bancorp of Alaska, Inc.                              8,200          277
National City Corp.                                          43,900        3,183
Old Republic International Corp.                             73,600        1,656
Park National Corp.                                             900           93
PMI Group, Inc. (The)                                        13,700          676
PNC Bank Corp.                                               16,100          871
Reliance Group Holdings, Inc.                                70,100          903
Ryder System, Inc.                                           35,500          923
Sovereign Bancorp, Inc.                                      49,700          702
Spieker Properties, Inc.                                      6,400          222


21  Equity Income Fund

EQUITY INCOME FUND

                                                            DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           --------     --------
SunTrust Banks, Inc.                                       10,000            765
Torchmark Corp.                                            11,700            413
Transamerica Financial Corp.                                7,200            832
Transatlantic Holdings, Inc.                                9,900            748
Trustmark Corp.                                            13,000            291
U.S. Bancorp                                               35,400          1,257
United Bankshares, Inc.                                    13,400            356
Washington Mutual, Inc.                                   100,988          3,856
Wells Fargo Co. (a)                                        43,100          1,720
                                                                         -------
                                                                          66,575
                                                                         -------

HEALTH CARE - 2.8%
Allergan, Inc.                                             11,200            725
Baxter International, Inc.                                 22,700          1,460
Bristol-Myers Squibb Co.                                   11,750          1,572
Columbia/HCA Healthcare Corp.                              82,000          2,030
Integrated Health Services, Inc. (a)                       22,400            316
PacifiCare Health Systems, Inc.
 Class B (a)                                               12,500            992
                                                                         -------
                                                                           7,095
                                                                         -------

INTEGRATED OILS - 7.5%
Amerada Hess Corp.                                         29,900          1,488
Amoco Corp.                                                 5,300            313
Ashland, Inc.                                              29,800          1,442
Atlantic Richfield Co.                                     14,600            953
Chevron Corp.                                               8,600            713
Coastal Corp.                                              23,900            835
Enron Corp.                                                14,500            827
Exxon Corp.                                                71,200          5,207
Kerr-McGee Corp.                                           30,700          1,174
Mobil Corp.                                                22,500          1,960
Phillips Petroleum Co.                                      2,700            115
Texaco, Inc.                                               32,600          1,724
USX-Marathon Group                                         70,400          2,120
                                                                         -------
                                                                          18,871
                                                                         -------

MATERIALS AND PROCESSING - 4.9%
Aluminum Co. of America                                     2,300            171
Eastman Chemical Co.                                       28,300          1,266
Fluor Corp.                                                29,700          1,264
FMC Corp. (a)                                               9,500            532
Freeport-McMoRan Copper & Gold, Inc.
 Class B                                                   55,700            581
International Paper Co.                                    28,800          1,291
Lafarge Corp.                                              16,200            656
Mead Corp.                                                 41,300          1,211
NL Industries, Inc.                                        75,100          1,065
Olin Corp.                                                  7,300            207
Praxair, Inc.                                               9,900            349
Reynolds Metals Co.                                        24,800          1,307
Rohm & Haas Co.                                            16,800            506
Timken Co.                                                 29,500            557
USG Corp.                                                   7,900            402
USX-U.S. Steel Group                                       37,500            863
                                                                         -------
                                                                          12,228
                                                                         -------

MISCELLANEOUS - 0.8%
Equity Residential Properties Trust                          10,500          425
Liberty Property Trust                                       21,400          527
Rouse Co. (The)                                              43,800        1,205
                                                                          ------
                                                                           2,157
                                                                          ------

OTHER ENERGY - 2.9%
Calenergy, Inc. (a)                                          27,200          944
Conoco, Inc. Class A (a)                                     60,200        1,257
Sempra Energy                                                23,900          606
Sunoco, Inc. (a)                                             37,100        1,338
Tidewater, Inc.                                              24,200          561
Tosco Corp.                                                  68,500        1,772
Transocean Offshore, Inc.                                     8,700          233
Ultramar Diamond Shamrock Corp.                              10,300          250
USEC, Inc.                                                   19,700          273
                                                                          ------
                                                                           7,234
                                                                          ------

PRODUCER DURABLES - 5.7%
Caterpillar, Inc.                                             4,500          207
Cordant Technologies, Inc.                                   19,400          728
D.R. Horton, Inc.                                             4,200           97
EG&G, Inc.                                                   44,900        1,249
Foster Wheeler Corp.                                         23,500          310
Honeywell, Inc.                                               9,400          708
Ingersoll-Rand Co.                                           22,700        1,065
JLG Industries, Inc.                                          7,000          109
Johnson Controls, Inc.                                       27,700        1,634
Lexmark International Group, Inc. Class
 A (a)                                                        7,800          784
Lockheed Martin Corp.                                        18,000        1,526
NACCO Industries, Inc. Class A                                6,100          561
Northrop Grumman Corp.                                        9,700          709
Philips Electronics NV                                        7,400          501
Sundstrand Corp.                                             22,300        1,157
Thomas & Betts Corp.                                         16,400          710
Xerox Corp.                                                  20,100        2,372
                                                                          ------
                                                                          14,427
                                                                          ------

TECHNOLOGY - 6.0%
Advanced Micro Devices, Inc. (a)                              8,000          232
COMPAQ Computer Corp.                                        24,000        1,007
Electronic Data Systems Corp.                                42,362        2,129

                                                           Equity Income Fund 22

EQUITY INCOME FUND

STATEMENT OF NET ASSETS

                                                             DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           --------     --------
International Business Machines Corp.                       53,700         9,921
Unisys Corp. (a)                                            48,500         1,669
                                                                         -------
                                                                          14,958
                                                                         -------

UTILITIES - 19.4%
AT&T Corp.                                                  39,400         2,965
Baltimore Gas & Electric Co.                                30,400           939
BCE, Inc.                                                   28,200         1,070
Bell Atlantic Corp.                                         42,372         2,246
BellSouth Corp.                                             50,200         2,504
Century Telephone Enterprises, Inc.                         16,700         1,127
Columbia Energy Group                                       14,100           814
Consolidated Edison, Inc.                                   22,700         1,200
DTE Energy Co.                                              68,300         2,928
FirstEnergy Corp.                                            6,500           212
FPL Group, Inc.                                             13,300           820
GTE Corp.                                                  102,572         6,667
Kansas City Power & Light Co.                               20,500           607
LG&E Energy Corp.                                           39,300         1,113
MCI WorldCom, Inc. (a)                                      42,400         3,042
Minnesota Power & Light Co.                                 14,300           629
Niagara Mohawk Power Corp.  (a)                             47,100           759
PacifiCorp                                                  61,200         1,289
Peco Energy Co.                                             22,600           941
PG&E Corp.                                                 133,400         4,202
QUALCOMM, Inc. (a)                                           5,000           258
Questar Corp.                                               16,800           326
SBC Communications, Inc.                                    86,700         4,649
Sprint Corp.                                                34,500         2,902
U.S. West, Inc.                                             24,600         1,590
Unicom Corp.                                                54,700         2,109
Western Resources, Inc.                                     26,500           880
                                                                         -------
                                                                          48,788
                                                                         -------

TOTAL COMMON STOCKS
(cost $203,749)                                                          239,074
                                                                        --------

                                                        PRINCIPAL        MARKET
                                                          AMOUNT          VALUE
                                                           (000)          (000)
                                                             $              $
                                                         -----------     --------
SHORT-TERM INVESTMENTS - 4.7%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                                        10,100          10,100
United States Treasury Notes
 6.250% due 03/31/99(c)                                    1,650           1,657
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
(cost $11,757)                                                            11,757
                                                                         -------

TOTAL INVESTMENTS - 99.8%
(identified cost $215,506)(d)                                            250,831
                                                                         -------

OTHER ASSETS AND LIABILITIES,
NET - 0.2%                                                                   405
                                                                        --------

NET ASSETS - 100.0%                                                      251,236
                                                                        ========

(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d) See Note 2 for federal income tax information.

Abbreviations:
NV- Nonvoting

The accompanying notes are an integral part of the financial statements.


23  Equity Income Fund

EQUITY INCOME FUND

                                 DECEMBER 31, 1998

                                          UNREALIZED
                         NUMBER          APPRECIATION
                           OF           (DEPRECIATION)
                        CONTRACTS           (000)
                        ---------       ----------------
FUTURE CONTRACTS
(Notes 2 and 3)

S&P Barra Value Index
  expiration date 03/99       37         $  253

Sap 500 Index
  expiration date 03/99       22             37
                                         ------

Total Unrealized
  Appreciation (Depreciation)
  on Open Futures
  Contracts Purchased(S)                 $  290
                                         ======

(S) At December 31, 1998, United States Treasury Notes valued at $1,657 were held as collateral in connection with futures contracts purchased by the Fund.



        The accompanying notes are an integral part of the financial statements.


                                                           Equity Income Fund 24

Equity Income Fund

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)                December 31, 1998

Assets
Investments at market (identified cost $215,506)(Note 2).............   $250,831
Receivables:
  Dividends and interest ............................................        551
  Fund shares sold...................................................        891
  Daily variation margin on futures contracts (Notes 2 and 3)........         33
Short-term investments held as collateral for securities
  loaned, at market (Note 3).........................................        813
                                                                        --------

   Total Assets ....................................................     253,119

Liabilities
Payables:
  Fund shares redeemed ............................  $   803
  Accrued fees to affiliates (Note 4)..............      208
  Other accrued expenses ..........................       59
Payable upon return of securities loaned, at
  market (Note 3)...................................     813
                                                     -------
   Total Liabilities ...............................................       1,883
                                                                        --------

Net Assets .........................................................    $251,236
                                                                        ========

Net Assets Consist of:
Undistributed net investment income ................................    $     37
Accumulated net realized gain (loss)................................       6,282
Unrealized appreciation (depreciation) on:
  Investments ......................................................      35,325
  Futures contracts ................................................         290
Shares of beneficial interest ......................................          61
Additional paid-in capital .........................................     209,241
                                                                        --------

Net Assets .........................................................    $251,236
                                                                        ========

Net Asset Value, offering and redemption price per share:
 Class S ($250,491,233 divided by 6,070,608 shares of $.01 par value
   shares of beneficial interest outstanding).......................    $  41.26
                                                                        ========
 Class E ($744,528 divided by 17,961 shares of $.01 par value
   shares of beneficial interest outstanding).......................    $  41.45
                                                                        ========

The accompanying notes are an integral part of the financial statements.


25  Equity Income Fund

Equity Income Fund

Statement of Operations

Amounts in thousands                                Year Ended December 31, 1998


Investment Income:
  Dividends .........................................................     $5,190
  Dividends from Money Market Fund (Note 5)..........................        682
  Interest ..........................................................         58
                                                                          ------

     Total Investment Income ........................................      5,930

Expenses (Notes 1, 2 and 4):
  Advisory fees .........................................  $    2,029
  Administrative fees ...................................          11
  Custodian fees ........................................         164
  Distribution fees - Class E ...........................           1
  Transfer agent fees ...................................         273
  Professional fees .....................................          26
  Registration fees - Class S ...........................          48
  Shareholder servicing fees - Class E ..................           1
  Trustees' fees ........................................           4
  Miscellaneous .........................................          38
                                                           ----------

    Total Expenses ...................................................     2,595
                                                                           -----

Net investment income ................................................     3,335
                                                                           -----

Realized and Unrealized
 Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
 Investments ............................................      23,796
 Futures contracts ......................................       3,210     27,006
                                                               ------
Net change in unrealized appreciation or depreciation of:
  Investments ...........................................        (756)
  Futures contracts .....................................         218       (538)
                                                               ------   --------

Net gain (loss) on investments ..........................                 26,468
                                                                        --------

Net increase (decrease) in net assets resulting from
  operations ............................................               $ 29,803
                                                                        ========

        The accompanying notes are an integral part of the financial statements.


                                                          Equity Income Fund  26

Equity Income Fund

Statement of Changes in Net Assets


Amounts in thousands                                   YEARS ENDED DECEMBER 31,

                                                       1998           1997
                                                   ----------------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income .............................     $  3,335      $  3,241
 Net realized gain (loss) ..........................       27,006        50,220
 Net change in unrealized appreciation or
  depreciation .....................................         (538)        8,353
                                                         --------      --------
   Net increase (decrease) in net assets
    resulting from operations ......................       29,803        61,814
                                                         --------      --------
From Distributions to Shareholders:
 Net investment income
   Class S .........................................       (3,291)       (3,241)
   Class E .........................................           (7)           --
 In excess of net investment income
   Class S .........................................           --           (46)
 Net realized gain on investments
   Class S .........................................      (25,440)      (52,197)
   Class E .........................................          (56)          (78)
                                                          -------      --------

     Total Distributions to Shareholders ...........      (28,794)      (55,562)
                                                          -------      --------

From Fund Share Transactions:
 Net increase (decrease) in net assets from Fund
  share transactions (Note 6) ......................       22,937        25,784
                                                         --------      --------
Total Net Increase (Decrease) in Net Assets ........       23,946        32,036

Net Assets
 Beginning of period ...............................      227,290       195,254
                                                         --------       -------
 End of period (including undistributed net
   investment income of $37 at December 31, 1998)...    $ 251,236     $ 227,290
                                                        =========     =========

The accompanying notes are an integral part of the financial statements.


27  Equity Income Fund

Equity Income Fund

Financial Highlights - Class S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                               Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                      1998             1997            1996             1995              1994
                                                     --------------------------------------------------------------------------
Net Asset Value, Beginning of Period ..........      $41.08           $40.22           $38.43           $32.21           $35.90
                                                     ------           ------           ------           ------           ------

Income From Investment Operations:
 Net investment income (a).....................         .55              .69              .82              .94              .90
 Net realized and unrealized gain (loss) on
 investments ..................................        4.49            12.11             7.03            10.08             (.70)
                                                     ------           ------           ------           ------           ------

   Total Income From Investment Operations ....        5.04            12.80             7.85            11.02              .20
                                                     ------           ------           ------           ------           ------

Distributions:
 Net investment income ........................        (.53)            (.69)            (.82)            (.97)            (.89)
 In excess of net investment income ...........          --             (.01)            (.01)              --               --
 Net realized gain on investments .............       (4.33)          (11.24)           (5.23)           (3.83)           (3.00)
                                                     ------           ------           ------           ------           ------

   Total Distributions ........................       (4.86)          (11.94)           (6.06)           (4.80)           (3.89)
                                                     ------           ------           ------           ------           ------

Net Asset Value, End of Period ................      $41.26           $41.08           $40.22           $38.43           $32.21
                                                     ======           ======           ======           ======           ======

Total Return (%)...............................       12.99            33.59            21.45            34.76              .69

Ratios/Supplemental Data:
 Net Assets, end of period ($000 omitted)......     250,491          226,952          195,132          180,116          144,285

 Ratios to average net assets (%):
   Operating expenses .........................        1.01             1.04             1.07             1.06             1.04
   Net investment income ......................        1.30             1.51             2.03             2.51             2.56

 Portfolio turnover rate (%)...................      149.63           139.33           106.40            92.40            89.91

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

                                                          Equity Income Fund  28

Equity Income Fund

Financial Highlights - Class E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                    Years Ended December 31,
                                                 ------------------------------
                                                   1998       1997       1996*
                                                 ------------------------------
Net Asset Value, Beginning of Period .........    $ 41.43    $ 40.22    $ 41.86
                                                  -------    -------    -------
Income From Investment Operations:
 Net investment income (c)  ..................        .37        .32        .10
 Net realized and unrealized gain (loss) on
  investments ................................       4.49      12.20       2.39
                                                  -------    -------    -------
   Total Income From Investment Operations ...       4.86      12.52       2.49
                                                  -------    -------    -------

Distributions:
 Net investment income .......................       (.51)      (.07)      (.18)
 Net realized gain on investments ............      (4.33)    (11.24)     (3.95)
                                                  -------    -------    -------

   Total Distributions .......................      (4.84)    (11.31)     (4.13)
                                                  -------    -------    -------

Net Asset Value, End of Period ...............    $ 41.45    $ 41.43    $ 40.22
                                                  =======    =======    =======

Total Return (%)(a)...........................      12.41      32.68       6.23

Ratios/Supplemental Data:
 Net Assets, end of period ($000 omitted).....        745        338        122

 Ratios to average net assets (%)(b):
   Operating expenses ........................       1.42       1.74       1.77
   Net investment income .....................        .90        .77       1.50

 Portfolio turnover rate (%)(b)...............     149.63     139.33     106.40

*   For the period November 4, 1996 (commencement of sale) to December 31, 1996.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1996 are annualized.
(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.


29  Equity Income Fund

QUANTITATIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)



OBJECTIVE: To provide total return greater than the total return of the U.S. stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index.

INVESTS IN: Primarily U.S. equity securities.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns through security selection with sector diversification similar to the Russell 1000(R) Index. The Fund employed the investment management services of three managers using three distinctive quantitative approaches to investment.

                           [LINE GRAPH APPEARS HERE]

                Dates            Quantitative Equity - Class S        Russell 1000(R)**               Lipper(R)Growth & Income++
                    *                                  $10,000                  $10,000                                  $10,000
                 1989                                  $12,608                  $13,042                                  $12,243
                 1990                                  $11,902                  $12,499                                  $11,694
                 1991                                  $15,675                  $16,627                                  $15,063
                 1992                                  $17,034                  $18,130                                  $16,310
                 1993                                  $19,174                  $19,970                                  $18,140
                 1994                                  $19,209                  $20,046                                  $17,953
                 1995                                  $26,451                  $27,617                                  $23,448
                 1996                                  $32,556                  $33,817                                  $28,311
                 1997                                  $43,201                  $44,927                                  $35,979
                 1998                                  $53,920                  $57,067                                  $41,494
---------------------------------------------------------------------------------------------------------------------------------

        Total                                         $261,730                 $273,742                                 $230,635
=================================================================================================================================


QUANTITATIVE EQUITY FUND - CLASS S                                   RUSSELL 1000(R)       INDEX
PERIODS ENDED          GROWTH OF            TOTAL                    PERIODS ENDED        GROWTH OF            TOTAL
   12/31/98             $10,000             RETURN                      12/31/98           $10,000             RETURN
-----------------  -----------------  -----------------              ---------------    --------------   ----------------
1 Year                $12,482            24.82%                      1 Year              $12,702           27.02%
5 Years               $28,122            22.97%(S)                   5 Years             $28,576           23.37%(S)
10 Years              $53,920            18.35%(S)                   10 Years            $57,067           19.03%(S)

QUANTITATIVE EQUITY FUND - CLASS E ++++                              LIPPER(R) GROWTH & INCOME FUNDS BENCHMARK
PERIODS ENDED          GROWTH OF            TOTAL                    PERIODS ENDED       GROWTH OF            TOTAL
   12/31/98             $10,000             RETURN                      12/31/98         $10,000             RETURN
-----------------  -----------------  -----------------              ---------------   ---------------   ---------------
1 Year                $12,434            24.34%                      1 Year              $11,533           15.33%
5 Years               $27,773            22.66%(S)                   5 Years             $22,875           18.00%(S)
10 Years              $53,251            18.20%(S)                   10 Years            $41,494           15.29%(S)

31  Quantitative Equity Fund

QUANTITATIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)

PERFORMANCE REVIEW
For the year ended December 31, 1998, the Quantitative Equity Fund Class S and Class E shares reflected total returns of 24.8% and 24.3%, respectively, as compared to the Russell 1000(R) Index, which rose 27%. The Fund was unable to keep pace with the Index due to the negative impact of the managers' valuation sensitivity. However, it still finished the year well ahead of the average of funds in the Lipper(R) Growth & Income Funds Benchmark, which gained only 15.3% for the year.

PORTFOLIO HIGHLIGHTS
For the fourth consecutive year, the stock market favored large capitalization stocks over midcap and small cap alternatives. This made it very difficult for most growth and income funds to keep pace with the market indexes, which were increasingly dominated by large cap issues. The Quantitative Equity Fund's economic sector and cap size-neutral strategy helped maintain its exposure to many of these stocks, particularly higher-priced issues within the Technology sector, which led the market's gain.

The Fund's managers were very effective in their security selection decisions during the year, although their valuation disciplines generally limited exposure to many of the largest cap issues. The resulting underweighting of these stocks, and the cumulative effect of being modestly underweighted in the growth sectors in favor of more attractively-priced cyclical stocks, were critical factors in the Fund's performance relative to the Russell 1000(R) Index.

TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                            December 31, 1998

Intel Corp.                                                           2.4%
AT&T Corp.                                                            2.4
BankAmerica Corp.                                                     2.1
Merck & Co., Inc.                                                     2.0
MCI WorldCom, Inc.                                                    2.0
Bristol-Myers Squibb Co.                                              1.9
Cisco Systems, Inc.                                                   1.6
Citigroup, Inc.                                                       1.6
American International Group, Inc.                                    1.6
Microsoft Corp.                                                       1.6

PORTFOLIO CHARACTERISTICS
                                                               December 31, 1998

Current P/E Ratio                                                          28.0x
Portfolio Price/Book Ratio                                                 4.33x
Market Capitalization - $-Weighted Average                             68.45 Bil
Number of Holdings                                                           508

MONEY MANAGERS                                                      STYLES

Barclays Global Investors, N.A.                                   Market-Oriented
Franklin Portfolio Associates, LLC                               Market-Oriented
J.P. Morgan Investment Management, Inc.                          Market-Oriented

* Quantitative Equity Fund - Class S assumes initial investment on January 1, 1989.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index, the smallest of which is valued at about $158.3 million. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. The Russell 1000 Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Lipper(R) Growth & Income Funds Benchmark is the average total return for the universe of funds within the Growth and Income Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++++ Quantitative Equity Fund - Class E - For the period, November 4, 1996
     (commencement of sales) to May 15, 1998, shareholder service and Rule 12b-1 distribution fees were charged. From May 16, 1998 through December 31, 1998, only shareholder service fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class E to provide historical perspective.

(S)  Annualized.


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                    Quantitative Equity Fund  32

Quantitative Equity Fund

Statement of Net Assets


                                                               December 31, 1998

                                                                       Market
                                                           Number      Value
                                                             OF        (000)
                                                           Shares        $
                                                      ------------  -----------
Common Stocks - 97.3%
Auto and Transportation - 3.1%
AMR Corp. (a)                                              95,400        5,663
Burlington Northern, Inc.                                  13,500          456
CNF Transportation, Inc.                                    4,900          184
Consolidated Freightways Corp. (a)                          1,300           21
Cooper Tire & Rubber Co.                                    9,000          184
CSX Corp.                                                  21,900          909
Dana Corp.                                                 72,400        2,959
Delta Air Lines, Inc.                                      10,800          562
Eaton Corp.                                                11,700          827
FDX Corp. (a)                                               4,800          427
Ford Motor Co.                                            134,600        7,899
General Motors Corp.                                       88,900        6,362
Genuine Parts Co.                                          11,800          395
Goodyear Tire & Rubber Co.                                 30,600        1,543
Hertz Corp. Class A                                        15,600          712
Hunt (JB) Transportation
 Services, Inc.                                             6,500          149
Kansas City Southern Industries, Inc.                     114,000        5,607
Lear Corp. (a)                                             14,900          574
Meritor Automotive, Inc.                                   46,100          977
Modine Manufacturing Co.                                   10,900          394
Navistar International Corp. (a)                           88,100        2,511
Norfolk Southern Corp.                                     17,900          567
PACCAR, Inc.                                                2,900          119
Trinity Industries, Inc.                                   14,300          551
Union Pacific Corp.                                        25,500        1,149
Wisconsin Central
 Transportation Corp. (a)                                   2,900           49
                                                                    -----------
                                                                        41,750
                                                                    -----------
Consumer Discretionary - 12.3%
AC Nielsen Corp. (a)                                       28,600          808
AnnTaylor Stores Corp. (a)                                 23,100          911
AutoZone Inc. (a)                                          28,100          926
Best Buy Co. (a)                                           16,400        1,007
BHC Communications, Inc. Class A                            1,000          122
BJ's Wholesale Club, Inc. (a)                               4,100          190
Black & Decker Corp.                                        6,900          387
Browning-Ferris Industries, Inc.                           30,700          873
Buffets, Inc. (a)                                           1,500           18
Callaway Golf Co.                                           4,800           49
Cendant Corp. (a)                                         356,800        6,802
Circuit City Stores, Inc.                                  18,200          909
Circus Circus Enterprises, Inc. (a)                        15,300          175
Corporate Express, Inc. (a)                                15,700           80
Costco Cos, Inc. (a)                                       21,100        1,523
Darden Restaurants, Inc.                                   42,300          761
Dayton Hudson Corp.                                       359,900       19,524

                                                                       MARKET
                                                           NUMBER      VALUE
                                                             OF        (000)
                                                           SHARES        $
                                                      ------------  -----------
Deluxe Corp.                                               15,700          574
Department 56, Inc. (a)                                    14,700          552
Dillard's, Inc. Class A                                    19,900          565
Disney (Walt) Co.                                         394,000       11,819
Donnelley (R.R.) & Sons Co.                                71,000        3,111
Eastman Kodak Co.                                          48,500        3,492
Enesco Group, Inc.                                          3,300           77
Extended Stay America, Inc. (a)                            11,100          117
Federated Department Stores, Inc. (a)                      39,500        1,721
Fortune Brands, Inc.                                        7,600          240
Fruit of the Loom, Inc. Class A (a)                       158,100        2,184
Furniture Brands International, Inc. (a)                    8,700          237
Gannett Co., Inc.                                          77,100        4,973
Gap, Inc.                                                  17,100          962
General Nutrition Companies, Inc. (a)                      28,500          461
Grand Casinos, Inc. (a)                                     6,500           52
Hasbro, Inc.                                               31,000        1,120
Hilton Hotels Corp.                                        38,700          740
Home Depot, Inc. (The)                                    245,900       15,045
Huffy Corp.                                                 1,500           25
International Game Technology                              29,200          710
JC Penney & Co., Inc.                                      22,600        1,059
Kmart Corp. (a)                                           323,600        4,955
Knight-Ridder, Inc.                                        16,800          859
La-Z-Boy Inc.                                              18,400          328
Leggett & Platt, Inc.                                      37,800          832
Lowe's Cos., Inc.                                           1,200           61
Mattel, Inc.                                               61,000        1,392
McDonald's Corp.                                            2,400          184
MediaOne Group, Inc. (a)                                  114,800        5,396
MGM Grand, Inc. (a)                                         8,500          231
Micro Warehouse, Inc. (a)                                   8,800          297
Mirage Resorts, Inc. (a)                                   46,300          692
New York Times Co. Class A                                 31,100        1,079
Nine West Group, Inc. (a)                                   2,900           45
Oakley, Inc. (a)                                           18,600          176
Ogden Corp.                                                59,900        1,501
Payless ShoeSource, Inc. (a)                               28,400        1,345
Premark International, Inc.                                21,600          748
QUALCOMM, Inc. (a)                                         41,200        2,130
Reebok International, Ltd. (a)                             10,800          161
Rubbermaid, Inc.                                          105,300        3,310
Sears Roebuck & Co.                                        73,100        3,107
Service Corp. International                                65,200        2,482
Shaw Industries, Inc.                                      38,800          941
Snyder Communications, Inc. (a)                            19,500          658
Sunglass Hut International, Inc. (a)                       51,800          359
Tele-Communictions, Inc.
 Liberty Media Group Series A (a)                          14,300          659
Time Warner, Inc.                                         107,100        6,647
Times Mirror Co. Series A                                   1,100           62

33 Quantitative Equity Fund

Quantitative Equity Fund


                                                               December 31, 1998

                                                                       Market
                                                           Number      Value
                                                             of        (000)
                                                           Shares        $
                                                      ------------  -----------
TJX Cos., Inc.                                              90,800        2,633
Toys "R" Us, Inc. (a)                                       89,200        1,505
Tribune Co.                                                 27,000        1,782
Tricon Global Restaurants, Inc. (a)                        159,100        7,974
True North Communications, Inc.                              5,500          148
Tupperware Corp.                                            28,400          467
Viacom, Inc. Class B (a)                                    66,600        4,928
Viad Corp.                                                  98,200        2,983
Wal-Mart Stores, Inc.                                      157,800       12,850
Washington Post Co. Class B                                    600          347
Whirlpool Corp.                                             42,300        2,342
                                                                    -----------
                                                                        163,497
                                                                    -----------

Consumer Staples - 7.2%
Albertson's, Inc.                                           75,000        4,777
American Stores Co.                                         44,800        1,655
Block Drug Co., Inc. Class A                                 4,866          210
Campbell Soup Co.                                           38,600        2,123
Coca-Cola Co. (The)                                         77,800        5,203
Dean Foods Co.                                               1,500           61
Fleming Cos., Inc.                                          14,100          146
General Mills, Inc.                                         14,900        1,158
Gillette Co.                                                 7,400          358
Hannaford Brothers Co.                                       7,600          403
Hershey Foods Corp.                                         11,500          715
IBP, Inc.                                                  226,500        6,597
Interstate Bakeries Corp.                                   15,600          412
Kroger Co. (a)                                              35,400        2,142
Nabisco Holdings Corp. Class A                               4,000          166
PepsiCo, Inc.                                              211,600        8,662
Philip Morris Cos., Inc.                                   231,800       12,401
Procter & Gamble Co.                                       140,200       12,803
Quaker Oats Co.                                             71,100        4,230
Ralston-Purina Group                                        28,900          936
Rite Aid Corp.                                               1,000           50
Safeway, Inc. (a)                                          205,970       12,551
Sara Lee Corp.                                               8,600          242
Seagram Co., Ltd.                                           91,900        3,492
SuperValu, Inc.                                             12,000          336
Tyson Foods, Inc. Class A                                   30,700          652
Unilever NV                                                134,400       11,147
Universal Corp.                                             40,000        1,405
Walgreen Co.                                                 3,000          176
                                                                     ----------
                                                                         95,209
                                                                     ----------

Financial Services - 16.2%
Allstate Corp.                                             149,458        5,773
Ambac Financial Group, Inc.                                 25,000        1,505
American Express Co.                                        34,500        3,528
American General Corp.                                      21,700        1,693

                                                                       MARKET
                                                           NUMBER      VALUE
                                                             OF        (000)
                                                           SHARES        $
                                                      ------------  -----------
American International Group, Inc.                         219,300       21,190
American National Insurance Co.                                500           41
AmSouth Bancorp                                             41,050        1,873
AON Corp.                                                    8,800          487
Arden Realty Group, Inc.                                       900           21
Associated Banc-Corp.                                        5,000          171
Associates First Capital Corp. Class A                      72,928        3,090
Astoria Financial Corp.                                      6,300          288
Bank One Corp.                                              20,658        1,055
BankAmerica Corp.                                          469,592       28,233
BankBoston Corp.                                            10,700          417
Bankers Trust New York Corp.                                11,300          965
Bear Stearns Cos., Inc.                                     35,326        1,320
Block (H&R) Co., Inc.                                       14,400          648
Capital One Financial Corp.                                  8,100          932
CarrAmerica Realty Corp.                                    22,800          547
CCB Financial Corp.                                          2,200          125
Centura Banks, Inc.                                          2,600          193
Charter One Financial, Inc.                                 12,700          352
Chase Manhattan Corp.                                       17,900        1,218
Chubb Corp. (The)                                           15,300          993
CIGNA Corp.                                                 35,600        2,752
CIT Group, Inc. (The)                                        6,000          191
Citigroup, Inc.                                            429,257       21,247
City National Corp.                                         21,500          895
Colonial BancGroup, Inc.                                     6,000           72
Comerica, Inc.                                              72,450        4,940
Compass Bancshares, Inc.                                     5,400          205
Conseco, Inc.                                               86,400        2,641
Crestar Financial Corp.                                     14,100        1,015
Dime Bancorp, Inc.                                           8,700          230
DST Systems, Inc. (a)                                        4,200          240
Dun & Bradstreet Corp.                                       7,500          237
Equifax, Inc.                                               35,900        1,227
Equitable Companies, Inc.                                   13,400          776
Federal Home Loan Mortgage Corp.                           157,700       10,162
Federal National Mortgage Association                       80,200        5,935
Financial Security Assurance Holdings,
 Ltd.                                                          600           33
FINOVA Group, Inc.                                           4,200          227
First American Corp.                                        17,100          759
First Data Corp.                                            58,900        1,866
First Security Corp.                                        52,200        1,217
First Union Corp.                                          114,100        6,939
FirstMerit Corp.                                               100            3
Fleet Financial Group, Inc.                                 36,080        1,612
Fremont General Corp.                                       10,000          248
GATX Corp.                                                  18,900          716
Golden West Financial Corp.                                 16,300        1,495
Greenpoint Financial Corp.                                   7,500          263

                                                     Quantitative Equity Fund 34

Quantitative Equity Fund


                                                               December 31, 1998

                                                                       Market
                                                           Number      Value
                                                             OF        (000)
                                                           Shares        $
                                                      ------------  ------------
Hibernia Corp.                                              64,000        1,112
Household International Corp.                               30,600        1,213
Huntington Bancshares, Inc.                                  2,500           75
Kansas City Life Insurance Co.                               1,300          106
KeyCorp                                                     33,900        1,085
Lehman Brothers Holdings, Inc.                               8,500          375
Liberty Property Trust                                      42,700        1,051
Lincoln National Corp.                                       7,900          646
Marsh & McLennan Cos., Inc.                                165,250        9,656
Marshall & Ilsley Corp.                                      8,000          462
MBIA, Inc.                                                  12,300          806
Mellon Bank Corp.                                            9,500          653
Mercantile Bancorp, Inc.                                    11,900          549
Mercantile Bankshares Corp.                                  3,300          127
Mercury General Corp.                                        7,900          346
Metris Companies, Inc.                                      10,059          502
Morgan (J.P.) & Co., Inc.                                    9,400          988
Morgan Stanley Dean Witter & Co.                           149,950       10,645
National City Corp.                                         33,260        2,411
National Commerce Bancorp                                    6,700          124
North Fork Bancorporation, Inc.                              6,050          145
Ocwen Financial Corp. (a)                                    4,000           49
Ohio Casualty Corp.                                          1,100           45
Old Republic International Corp.                            22,350          503
Pacific Century Financial Corp.                              6,800          166
Paychex, Inc.                                                1,000           51
Peoples Heritage Financial Group                             6,900          138
PMI Group, Inc. (The)                                       25,700        1,269
PNC Bank Corp.                                              36,105        1,954
Popular, Inc.                                               29,100          982
Provident Financial Group, Inc.                              3,400          127
Providian Financial Corp.                                   28,500        2,138
Public Storage, Inc.                                        15,000          406
Republic of New York Corp.                                  29,600        1,349
Ryder System, Inc.                                           6,800          177
SAFECO Corp.                                                15,500          666
SLM Holding Corp.                                            3,000          144
SouthTrust Corp.                                            75,750        2,793
Sovereign Bancorp, Inc.                                     13,100          185
Spieker Properties, Inc.                                     2,300           80
St. Paul Cos., Inc.                                         33,700        1,171
Summit Bancorp                                              12,400          542
SunTrust Banks, Inc.                                       101,500        7,764
TCF Financial Corp.                                          6,600          160
Torchmark Corp.                                             11,800          417
Transamerica Financial Corp.                                 3,500          404
Travelers Property Casualty Corp.
  Class A                                                   89,400        2,771
U.S. Bancorp                                                21,200          753
Union Planters Corp.                                        10,000          453
UNUM Corp.                                                  18,900        1,103


Waddell & Reed Financial, Inc.
 Class A                                                     1,100           26
 Class B (a)                                                 4,800          112
Washington Federal, Inc.                                     4,300          115
Washington Mutual, Inc.                                     93,300        3,563
Wells Fargo Co. (a)                                         86,300        3,447
                                                                    -----------
                                                                        213,901
                                                                    -----------

HEALTH CARE - 12.3%
Abbott Laboratories                                         89,700        4,395
Aetna, Inc.                                                  9,200          723
Allergan, Inc.                                              59,900        3,879
ALZA Corp. (a)                                              47,500        2,482
American Home Products Corp.                               245,700       13,836
Amgen, Inc. (a)                                             22,600        2,362
Bausch & Lomb, Inc.                                         11,000          660
Bergen Brunswig Corp. Class A                               41,000        1,430
Beverly Enterprises, Inc. New (a)                           20,600          139
Biogen, Inc. (a)                                            20,100        1,666
Bristol-Myers Squibb Co.                                   184,500       24,687
Cardinal Health, Inc.                                       71,925        5,457
Chiron Corp.  (a)                                           14,100          368
Columbia/HCA Healthcare Corp.                               59,300        1,468
Forest Labs, Inc. (a)                                       75,800        4,032
Genzyme Corp.  (a)                                          62,400        3,101
Genzyme Molecular Oncology (a)                               6,742           21
HBO & Co.                                                  110,400        3,167
HCR Manor Care, Inc. (a)                                    15,200          447
HEALTHSOUTH Corp. (a)                                      109,000        1,683
Humana, Inc. (a)                                            59,000        1,051
Immune Response Corp. (a)                                      800            9
Immunex Corp. (a)                                           16,900        2,117
Integrated Health Services, Inc. (a)                        22,700          321
IVAX Corp. (a)                                              29,500          367
Johnson & Johnson                                          203,400       17,060
Lilly (Eli) & Co.                                           10,400          924
Mallinckrodt, Inc.                                          80,300        2,474
McKesson Corp.                                              51,300        4,056
MedImmune, Inc. (a)                                         15,000        1,491
Merck & Co., Inc.                                          179,470       26,504
Mylan Laboratories, Inc.                                   139,000        4,379
Omnicare, Inc.                                              26,500          921
PacifiCare Health Systems, Inc.
 Class B (a)                                                49,400        3,924
Pfizer, Inc.                                                 1,000          125
Pharmacia & Upjohn, Inc.                                    33,100        1,874
Schering-Plough Corp.                                      169,800        9,381
Tenet Healthcare Corp. (a)                                  48,100        1,263
United Healthcare Corp.                                     63,500        2,734
Warner-Lambert Co.                                          37,700        2,835

35  Quantitative Equity Fund

QUANTITATIVE EQUITY FUND


                                                               December 31, 1998

                                                                       Market
                                                           Number       Value
                                                            of          (000)
                                                          Shares          $
                                                         ---------     --------
Wellpoint Health Networks, Inc.
 Class A (a)                                                38,500        3,350
                                                                    -----------
                                                                        163,163
                                                                    -----------

INTEGRATED OILS - 4.7%
Ashland, Inc.                                               34,400        1,664
Atlantic Richfield Co.                                      22,700        1,481
Coastal Corp.                                              108,900        3,805
Enron Corp.                                                134,300        7,663
Exxon Corp.                                                243,744       17,825
Lyondell Petrochemical Co.                                   7,400          133
Mobil Corp.                                                128,700       11,213
Pennzoil-Quaker State Co. (a)                               17,700          262
Phillips Petroleum Co.                                      34,000        1,449
Royal Dutch Petroleum Co.                                  250,200       11,979
Tenneco, Inc.                                              105,900        3,607
Tesoro Petroleum Corp.  (a)                                 30,500          370
Unocal Corp.                                                22,900          668
                                                                    -----------
                                                                         62,119
                                                                    -----------

MATERIALS AND PROCESSING - 5.5%
Alcan Aluminum, Ltd.                                        36,300          982
Allegheny Teldyne, Inc.                                     31,500          644
Aluminum Co. of America                                      7,800          582
Boise Cascade Corp.                                          3,300          102
Bowater, Inc.                                                6,300          261
Consolidated Papers, Inc.                                   10,000          275
Crompton & Knowles Corp.                                     6,000          124
Cytec Industries, Inc. (a)                                   3,000           64
Dow Chemical Co.                                           104,800        9,529
du Pont (E.I.) de Nemours & Co.                             49,200        2,611
Engelhard Corp.                                            117,800        2,297
Fluor Corp.                                                 62,100        2,643
FMC Corp. (a)                                                4,300          241
Fort James Corp.                                            41,400        1,656
Georgia Gulf Corp.                                           1,800           29
Georgia-Pacific Group                                       13,600          796
Goodrich (B.F.) Co.                                          6,500          233
Harsco Corp.                                                15,800          481
Homestake Mining Co.                                        38,300          352
Illinois Tool Works, Inc.                                    5,000          290
IMC Global, Inc.                                            13,600          291
Johns Manville Corp.                                        46,900          771
Kimberly-Clark Corp.                                       173,000        9,429
Lafarge Corp.                                               12,700          514
Louisiana Pacific Corp.                                     13,500          247
Masco Corp.                                                 12,700          365
Monsanto Co.                                               170,900        8,118
Owens-Corning Fiberglas Corp.                               13,900          493
Pentair, Inc.                                               11,600          462
Pioneer Hi-Bred International, Inc.                          7,300          197
Praxair, Inc.                                               22,900          807
Reynolds Metals Co.                                         12,500          659
Rohm & Haas Co.                                             54,300        1,636
Schulman (A.), Inc.                                          2,800           63
Sealed Air Corp. New (a)                                    57,700        2,946
Sherwin-Williams Co.                                        18,300          538
Sigma Aldrich Corp.                                         25,200          737
Smurfit-Stone Container Corp. (a)                           43,065          678
Solutia, Inc.                                               52,900        1,184
Temple-Inland, Inc.                                          8,500          504
Tyco International, Ltd.                                   112,100        8,457
UCAR International, Inc. (a)                                 3,900           69
Unifi, Inc.                                                 10,600          207
Union Camp Corp.                                             8,900          601
Union Carbide Corp.                                         12,600          536
USEC, Inc.                                                   9,900          137
USG Corp.                                                  104,000        5,298
Waters Corp. (a)                                            13,700        1,195
Worthington Industries, Inc.                                79,700          996
                                                                    -----------
                                                                         72,327
                                                                    -----------

MISCELLANEOUS - 0.2%
Avalonbay Communities, Inc.                                  2,800           96
Crestline Capital Corp. (a)                                 13,160          192
Host Marriott Corp. (a)                                    131,600        1,818
                                                                    -----------
                                                                          2,106
                                                                    -----------

OTHER ENERGY - 0.4%
Apache Corp.                                                 6,900          175
Baker Hughes, Inc.                                          16,200          287
BEC Energy                                                   8,800          362
Diamond Offshore Drilling, Inc.                              7,500          178
El Paso Energy Corp.                                        33,100        1,152
ENSCO International, Inc.                                   22,900          245
Global Marine, Inc. (a)                                     18,700          172
Input/Output, Inc. (a)                                       2,800           20
ONEOK, Inc.                                                  3,700          134
PennzEnergy Co. (a)                                         17,700          289
R&B Falcon Corp. (a)                                        23,000          175
Sempra Energy                                               19,700          500
Sunoco, Inc. (a)                                               600           22
Tidewater, Inc.                                             13,000          301
Tosco Corp.                                                 46,800        1,210
Union Pacific Resources Group, Inc.                         11,700          106
Valero Energy Corp.                                          7,000          149
                                                                    -----------
                                                                          5,477
                                                                    -----------

                                                    36  Quantitative Equity Fund

QUANTITATIVE EQUITY FUND


                                                               December 31, 1998

                                                                       Market
                                                           Number       Value
                                                             oF         (000)
                                                           Shares         $
                                                          --------     --------
PRODUCER DURABLES - 7.1%
Allied Waste Industries, Inc. (a)                           25,000          591
AlliedSignal, Inc.                                          97,400        4,316
Boeing Co.                                                  28,000          914
Boston Scientific Corp. (a)                                 35,400          949
Briggs & Stratton Corp.                                      9,900          494
Case Corp.                                                   2,700           59
Caterpillar, Inc.                                          135,100        6,214
Coltec Industries, Inc. (a)                                 13,400          261
Cordant Technologies, Inc.                                   1,800           68
Deere & Co.                                                 34,800        1,153
EG&G, Inc.                                                  27,300          759
Emerson Electric Co.                                         8,100          490
Foster Wheeler Corp.                                         4,900           65
General Electric Co.                                       172,400       17,595
Grainger (W.W.), Inc.                                       26,300        1,095
Gulfstream Aerospace Corp. (a)                              27,000        1,438
Honeywell, Inc.                                             12,900          972
Ingersoll-Rand Co.                                         145,950        6,851
ITT Industries, Inc.                                        20,400          811
Johnson Controls, Inc.                                      33,400        1,971
Lexmark International Group, Inc. Class
 A (a)                                                      89,400        8,984
Lockheed Martin Corp.                                       40,600        3,441
Milacron, Inc.                                               3,600           69
Miller (Herman), Inc.                                       12,900          345
Mine Safety Appliances Co.                                     600           40
Northern Telecom, Ltd.                                      85,000        4,261
Parker-Hannifin Corp.                                       26,300          861
Perkin-Elmer Corp.                                           6,300          615
Pitney Bowes, Inc.                                         104,800        6,923
Raytheon Co. Class A                                        12,600          651
Republic Industries, Inc. (a)                               42,800          631
Rockwell International Corp.                                 8,100          393
Sensormatic Electronics Corp. (a)                           15,900          110
Solectron Corp. (a)                                          8,800          818
Sundstrand Corp.                                            21,600        1,121
Tektronix, Inc.                                             25,200          758
Thermo Electron Corp. (a)                                   19,000          322
Thermo Instrument Systems, Inc. (a)                         87,000        1,310
Thomas & Betts Corp.                                        18,100          784
United Technologies Corp.                                   83,700        9,101
Waste Management, Inc.                                     104,600        4,877
                                                                    -----------
                                                                         93,481
                                                                    -----------

TECHNOLOGY - 15.9%
3Com Corp.  (a)                                             12,600          565
ADC Telecommunications, Inc. (a)                             7,300          252
Adobe Systems, Inc.                                          8,300          388
America Online, Inc.                                        29,400        4,704
Anixter International, Inc. (a)                             35,700          725
Apple Computer, Inc. (a)                                   247,700       10,140
Autodesk, Inc.                                              24,500        1,044
C-Cube Microsystems, Inc. (a)                                9,200          250
Cirrus Logic, Inc. (a)                                      21,000          205
Cisco Systems, Inc. (a)                                    234,600       21,773
COMPAQ Computer Corp.                                      138,319        5,801
CompUSA, Inc. (a)                                           16,500          216
Computer Associates
 International, Inc.                                       106,900        4,557
Computer Sciences Corp.                                     19,300        1,244
Comverse Technology, Inc. (a)                               70,000        4,966
Cooper Industries, Inc.                                     17,300          825
Dell Computer Corp. (a)                                     86,100        6,301
Electronic Data Systems Corp.                               99,300        4,990
EMC Corp. (a)                                              116,300        9,886
General Dynamics Corp.                                      33,800        1,982
General Instrument Corp. (a)                                44,100        1,497
General Motors Corp. Class H (a)                             3,100          123
Glenayre Technologies, Inc. (a)                              9,400           41
Harris Corp.                                                14,200          520
Informix Corp. (a)                                          21,200          209
Ingram Micro, Inc. Class A (a)                              27,300          952
Intel Corp.                                                270,200       32,018
International Business
 Machines Corp.                                             92,700       17,125
Lucent Technologies, Inc.                                  163,700       18,006
Micron Technology, Inc.  (a)                                13,000          657
Microsoft Corp. (a)                                        149,000       20,645
Motorola, Inc.                                              53,300        3,255
NCR Corp. (a)                                               22,200          927
Novell, Inc. (a)                                           138,400        2,509
Oracle Systems Corp. (a)                                    64,500        2,782
Parametric Technology Corp. (a)                              2,000           33
PeopleSoft, Inc. (a)                                           900           17
Rational Software Corp. New (a)                             15,000          396
Seagate Technology (a)                                      23,100          699
Sterling Software, Inc. (a)                                 30,700          831
Structural Dynamics
 Research Corp.  (a)                                         1,700           34
Sun Microsystems, Inc. (a)                                  72,400        6,195
Sybase, Inc. (a)                                            23,900          176
Symantec Corp. (a)                                           5,200          112
Symbol Technologies, Inc.                                   19,550        1,250
Tandy Corp.                                                 18,800          774
Tellabs, Inc. (a)                                           34,700        2,379
Texas Instruments, Inc.                                    128,300       10,977
Unisys Corp. (a)                                           124,100        4,274
Xilinx, Inc. (a)                                             5,000          325
                                                                    -----------
                                                                        210,552
                                                                    -----------

37  Quantitative Equity Fund

QUANTITATIVE EQUITY FUND


                                                               December 31, 1998

                                                                       Market
                                                           Number       Value
                                                             of         (000)
                                                           Shares         $
                                                          --------     --------
UTILITIES - 12.4%
Airtouch Communications, Inc. (a)                           86,800        6,260
Allegheny Energy, Inc.                                      17,900          618
Ameren Corp.                                                38,300        1,635
American Water Works, Inc.                                   2,100           71
Ameritech Corp.                                             61,600        3,904
AT&T Corp.                                                 414,700       31,205
Baltimore Gas & Electric Co.                                17,700          546
Bell Atlantic Corp.                                        282,212       14,956
BellSouth Corp.                                             89,000        4,439
Carolina Power & Light Co.                                   7,400          348
Central & Southwest Corp.                                   90,500        2,483
Cincinnati Bell, Inc.                                       74,000        2,798
CINergy Corp.                                                6,000          206
CMS Energy Corp.                                            12,300          596
Columbia Energy Group                                       13,550          783
Comcast Corp. Special Class A                               52,400        3,075
Consolidated Natural Gas Co.                                11,400          616
DTE Energy Co.                                              84,900        3,640
Edison International                                        42,000        1,171
Energy East Corp.                                            5,500          311
Entergy Corp.                                               29,400          915
Florida Progress Corp.                                      23,600        1,058
FPL Group, Inc.                                             59,900        3,691
Frontier Corp.                                               8,700          296
GTE Corp.                                                  168,800       10,972
Houston Industries, Inc.                                    83,900        2,695
Illinova Corp.                                               8,500          213
K N Energy, Inc.                                             5,200          189
Kansas City Power & Light Co.                                4,100          121
KeySpan Energy (a)                                          68,700        2,130
LG&E Energy Corp.                                           96,200        2,724
MCI WorldCom, Inc. (a)                                     366,207       26,274
New England Electric System                                  7,700          371
NICOR, Inc.                                                  1,600           68
Northeast Utilities (a)                                      7,400          118
Northern States Power Co.                                   17,400          483
OGE Energy Corp.                                            28,400          824
PG&E Corp.                                                 255,300        8,042
PP&L Resources, Inc.                                        19,900          555
Public Service Enterprise Group, Inc.                       54,100        2,164
SBC Communications, Inc.                                   154,490        8,285
Southern Co.                                               158,000        4,592
Southwest Gas Corp.                                          6,900          185
Sprint Corp.                                                 9,200          774
TECO Energy, Inc.                                            7,300          206
Tele-Communications TCI Ventures Group
 Series A (a)                                               89,700        2,114
Tele-Communications, Inc.
 Class A (a)                                                24,500        1,355
Texas Utilities Co.                                         41,600        1,942
U.S. West, Inc.                                              6,300          407
UtiliCorp United, Inc.                                       2,800          103
Western Resources, Inc.                                      7,300          243
Wisconsin Energy Corp.                                      13,300          418
                                                                    -----------
                                                                        164,188
                                                                    -----------

TOTAL COMMON STOCKS
(cost $915,177)                                                       1,287,770
                                                                     -----------

                                                         Principal
                                                           Amount
                                                            (000)
                                                              $
                                                         -----------
SHORT-TERM INVESTMENTS - 2.7%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                                          31,804       31,804
United States Treasury Notes (c)
 6.250% due 03/31/99                                                      4,266
                                                             4,250  -----------

TOTAL SHORT-TERM INVESTMENTS
(cost $36,074)                                                           36,070
                                                                    -----------

TOTAL INVESTMENTS - 100.0%
(identified cost $951,251)(d)                                         1,323,840

OTHER ASSETS AND LIABILITIES,
NET - 0.0%                                                                 (310)
                                                                    -----------

                                                                      1,323,530
NET ASSETS - 100.0%                                                 -----------
                                                                    -----------

(a)  Nonincome-producing security.
(b)  At cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d)  See Note 2 for federal income tax information.

Abbreviations:
NV - Nonvoting


        The accompanying notes are an integral part of the financial statements.

                                                    38  Quantitative Equity Fund

Quantitative Equity Fund

                                                               December 31, 1998

                                                                   Unrealized
                                                Number           Appreciation
                                                  of             (Depreciation)
                                               Contracts              (000)
                                              -----------        --------------

Futures Contracts
(Notes 2 and 3)

S&P 500 Index
   expiration date 03/99                              101          $     1,345
S&P 400 Midcap Index
   expiration date 03/99                               27                  536
                                                                   -----------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contacts Purchased (S)                                          $     1,881
                                                                   ===========

(S) At December 31, 1998, United States Treasury Notes valued at $4,266 were held as collateral in connection with futures contracts purchased by the Fund.


The accompanying notes are an integral part of the financial statements.

39 Quantitative Equity Fund

QUANTITATIVE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per-share amounts)                December 31, 1998

ASSETS
Investments at market (identified cost $951,251)(Note 2)  ........    $1,323,840
Receivables:
 Dividends and interest ..........................................         1,808
 Investments sold ................................................         6,594
 Fund shares sold ................................................         3,038
 Daily variation margin on futures contracts (Notes 2 and 3)  ....           232
Short-term investments held as collateral for securities
loaned, at market (Note 3)  ......................................        14,154
                                                                       ---------
   Total Assets ..................................................     1,349,666

LIABILITIES
Payables:
 Investments purchased ...........................$    6,441
 Fund shares redeemed ............................     4,391
 Accrued fees to affiliates (Note 4)  ............       998
 Other accrued expenses ..........................       152
Payable upon return of securities loaned, at
market (Note 3)  .................................    14,154
                                                  ----------
   Total Liabilities ............................................        26,136
                                                                     ------------

NET ASSETS .......................................................    $1,323,530
                                                                     ============
NET ASSETS CONSIST OF:
Undistributed net investment income ..............................    $        3
Accumulated net realized gain (loss)  ............................        26,184
Unrealized appreciation (depreciation) on:
 Investments .....................................................       372,589
 Futures contracts ...............................................         1,881
Shares of beneficial interest ....................................           311
Additional paid-in capital .......................................       922,562
                                                                      ----------
NET ASSETS .......................................................    $1,323,530
                                                                      ==========
NET ASSET VALUE, offering and redemption price per share:
 Class S ($1,316,050,647 divided by 30,946,516 shares of $.01 par value
   shares of beneficial interest outstanding)  ...................    $    42.53
                                                                      ==========
Class E ($7,479,606 divided by 175,983 shares of $.01 par
value
  shares of beneficial interest outstanding)  ....................    $    42.50
                                                                      ===========

        The accompanying notes are an integral part of the financial statements.


                                                    Quantitative Equity Fund  40

QUANTITATIVE EQUITY FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                Year Ended December 31, 1998

INVESTMENT INCOME:
Dividends ..........................................................     $16,743
Dividends from Money Market Fund (Note 5) ..........................       1,726
Interest ...........................................................         130
                                                                      ----------
  Total Investment Income ..........................................      18,599

EXPENSES (Notes 1, 2 and 4):
Advisory fees ....................................$    9,002
Administrative fees ..............................        54
Custodian fees ...................................       466
Distribution fees - Class E ......................         4
Transfer agent fees ..............................       783
Professional fees ................................        56
Registration fees - Class S ......................       149
Registration fees - Class E ......................         2
Shareholder servicing fees - Class E .............         9
Trustees' fees ...................................         4
Miscellaneous ....................................        72
                                                  -----------

   Total Expenses ..................................................     10,601
                                                                      ----------

Net investment income ..............................................      7,998
                                                                      ----------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
 Investments .....................................     96,324
 Futures contracts ...............................      6,208            102,532
                                                   ----------
Net change in unrealized appreciation or
 depreciation of:
 Investments .....................................    148,121
 Futures contracts ...............................      1,763            149,884
                                                  ------------         ----------

Net gain (loss) on investments ...................                       252,416
                                                                      ----------

Net increase (decrease) in net assets resulting
 from operations .................................                      $260,414
                                                                      ==========

The accompanying notes are an integral part of the financial statements.


41  Quantitative Equity Fund

QUANTITATIVE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                        YEARS ENDED DECEMBER 31,

                                                       1998           1997
                                                   ----------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ...........................   $     7,998    $     8,796
 Net realized gain (loss)  .......................       102,532        131,310
 Net change in unrealized appreciation or
 depreciation ....................................       149,884         93,591
                                                     ------------    -----------
   Net increase (decrease) in net assets
   resulting from operations .....................       260,414        233,697
                                                     ------------    -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
   Class S .......................................        (7,962)        (8,794)
   Class E .......................................           (13)            (2)
 In excess of net investment income
   Class S .......................................           (20)           (23)
 Net realized gain on investments
   Class S .......................................       (81,881)      (145,647)
   Class E .......................................          (384)          (311)
                                                     ------------    -----------

     Total Distributions to Shareholders .........       (90,260)      (154,777)
                                                     ------------    -----------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)  ....................       154,152        256,057
                                                     ------------    -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......       324,306        334,977

NET ASSETS
 Beginning of period .............................       999,224        664,247
                                                     ------------    -----------

 End of period (including undistributed net
 investment income of $3 and accumulated
 distributions in excess of net investment
 income of $23, respectively)  ...................   $ 1,323,530    $   999,224
                                                     ============   ===========

        The accompanying notes are an integral part of the financial statements.


                                                    Quantitative Equity Fund  42

QUANTITATIVE EQUITY FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                 YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                       1998            1997              1996            1995             1994
                                                     ----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
PERIOD ......................................         $36.78           $33.05           $30.76           $24.84           $26.44
                                                      ------           ------           ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (a)  .................            .27              .38              .51              .50              .49
 Net realized and unrealized
 gain (loss) on investments .................           8.55            10.00             6.24             8.72             (.19)
                                                      ------           ------           ------           ------           ------
   Total Income From
   Investment Operations ....................           8.82            10.38             6.75             9.22              .30
                                                      ------           ------           ------           ------           ------
DISTRIBUTIONS:
 Net investment income ......................           (.27)            (.38)            (.51)            (.51)            (.49)
 Net realized gain on
 investments ................................          (2.80)           (6.27)           (3.95)           (2.79)           (1.41)
                                                      ------           ------           ------           ------           ------
   Total Distributions ......................          (3.07)           (6.65)           (4.46)           (3.30)           (1.90)
                                                      ------           ------           ------           ------           ------

NET ASSET VALUE, END OF PERIOD ..............         $42.53           $36.78           $33.05           $30.76           $24.84
                                                      ======           ======          ========          =======          =======

TOTAL RETURN (%)  ...........................          24.82            32.70            23.08            37.69              .19

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period
 ($000 omitted)  ............................      1,316,051          996,880          663,925          488,948          380,592

 Ratios to average net assets (%):
   Operating expenses .......................            .91              .91              .93              .93              .94
   Net investment income ....................            .69             1.04             1.59             1.71             1.95

 Portfolio turnover rate (%) ................          77.23            87.67            74.33            78.83            45.97

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

43  Quantitative Equity Fund

QUANTITATIVE EQUITY FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                     YEARS ENDED DECEMBER 31,
                                                 ------------------------------
                                                  1998         1997       1996*
                                                 ------       ------     ------

NET ASSET VALUE, BEGINNING OF PERIOD ........    $36.80       $33.05     $33.81
                                                 ------       ------     ------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (c)  .................       .12          .14        .05
 Net realized and unrealized gain (loss) on
 investments ................................      8.54         9.95       1.87
                                                 ------       ------     ------
   Total Income From Investment Operations ..      8.66        10.09       1.92
                                                 ------       ------     ------

DISTRIBUTIONS:
 Net investment income ......................      (.16)        (.07)      (.08)
 Net realized gain on investments ...........     (2.80)       (6.27)     (2.60)
                                                 ------       ------     ------
   Total Distributions ......................     (2.96)       (6.34)     (2.68)
                                                 ------       ------     ------
NET ASSET VALUE, END OF PERIOD ..............    $42.50       $36.80     $33.05
                                                 ======       ======     ======
TOTAL RETURN (%)(a)  ........................     24.34        31.70       5.91

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)  ..     7,479        2,344        322

 Ratios to average net assets (%)(b):
   Operating expenses .......................      1.31         1.59       1.65
   Net investment income ....................       .30          .33        .81

 Portfolio turnover rate (%)(b)  ............     77.23        87.67      74.33

*   For the period November 4, 1996 (commencement of sale) to December 31, 1996.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1996 are annualized.
(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.


                                                    Quantitative Equity Fund  44

INTERNATIONAL SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)



OBJECTIVE: To provide favorable total return and additional diversification for US investors.

INVESTS IN: Primarily the equity securities of non-US companies in developed foreign markets.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns than its benchmark index with moderate risk by employing the investment management services of seven managers with separate and distinct investment approaches. The Fund's primary source of added value is intended to be stock selection with only moderate country allocations relative to the index to capture the diversification benefits of international investment in an asset allocation context.


                       [LINE GRAPH APPEARS HERE]

            Dates                 International Securities - Class S          MSCIEAFE **        Lipper(R) International++
                *                                            $10,000              $10,000                          $10,000
             1989                                            $12,225              $11,080                          $12,250
             1990                                            $10,350               $8,510                          $10,787
             1991                                            $11,591               $9,573                          $12,128
             1992                                            $10,785               $8,439                          $11,626
             1993                                            $14,395              $11,219                          $16,228
             1994                                            $15,094              $12,124                          $16,064
             1995                                            $16,634              $13,524                          $17,546
             1996                                            $17,900              $14,384                          $19,574
             1997                                            $17,947              $14,680                          $20,578
             1998                                            $20,260              $17,665                          $23,235
------------------------------------------------------------------------------------------------------------------------

    Total                                                   $157,181             $131,198                      $170,016
========================================================================================================================


INTERNATIONAL SECURITIES FUND - CLASS S                 MSCI EAFE INDEX
 PERIODS ENDED     GROWTH OF        TOTAL                PERIODS ENDED      GROWTH OF          TOTAL
   12/31/98         $10,000        RETURN                   12/31/98         $10,000           RETURN
-----------------------------------------------         --------------------------------------------------
1 Year           $11,290        12.90%                  1 Year            $12,033         20.33%
5 Years          $14,074        7.08%(S)                5 Years           $15,746         9.51%(S)
10 Years         $20,260        7.32%(S)                10 Years          $17,665         5.86%(S)

INTERNATIONAL SECURITIES FUND - CLASS E ++++            LIPPER(R) INTERNATIONAL FUNDS BENCHMARK
 PERIODS ENDED     GROWTH OF        TOTAL                PERIODS ENDED      GROWTH OF          TOTAL
   12/31/98         $10,000        RETURN                   12/31/98         $10,000           RETURN
-----------------------------------------------         --------------------------------------------------
1 Year           $11,253        12.53%                  1 Year            $11,291         12.91%
5 Years          $13,920        6.84%(S)                5 Years           $14,318         7.44%(S)
10 Years         $20,038        7.20%(S)                10 Years          $23,235         8.80%(S)

                                                        SALOMON SMITH BARNEY BROAD MARKET INDEX (BMI)
                                                        EX-US +
                                                         PERIODS ENDED      GROWTH OF          TOTAL
                                                            12/31/98         $10,000           RETURN
                                                        --------------------------------------------------
                                                        1 Year            $11,724         17.24%
                                                        5 Years           $15,787         9.56%(S)


45  International Securities Fund

INTERNATIONAL SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)

PERFORMANCE REVIEW
For the year ended December 31, 1998, the International Securities Fund Class S and Class E shares reflected total returns of 12.9% and 12.5%, respectively, as compared to the Salomon Smith Barney Broad Market Index ex-US, which gained 17.2%. The Fund's shortfall to the benchmark was primarily due to its underweighting in large capitalization stocks during a year in which large caps outperformed globally.

PORTFOLIO HIGHLIGHTS
Dominant trends in the non-US developed markets were similar to those evident in the US market. Investors showed a strong preference for larger cap issues as a defensive investment amid fears of deteriorating global economic fundamentals. Growth-oriented investments also fared better for this reason. On the surface, international market performance looked quite similar to 1997, with continental European markets the strongest performers. The European Monetary Union continued to foster optimism in the stock market. The United Kingdom performed well, but lagged the majority of its European Union neighbors. Asian markets posted strong fourth quarter gains due to strong currency appreciation, but were generally poor performers for most of the year.

Underweightings in large cap issues and growth stocks resulted in the International Securities Fund trailing the benchmark. While the Fund's two large cap, growth-oriented managers performed well, the other managers struggled for much of the year. Country allocations were generally favorable with continental European markets overweighted in the Fund. However, the underweighting in large cap, growth issues in Europe reflected the managers' reluctance to buy stocks with often extreme valuations, given perceived risks. Performance also reflected tactical bets toward more cyclical companies early in the year, and an underweighting in Japanese bank shares, which rallied late in the year as talk of banking reform improved investors' sentiment towards the sector.

TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                            December 31, 1998

Novartis AG (Regd) (Switzerland)                                            1.2%
Suez Lyonnaise Des Eaux (France)                                            1.1
British Petroleum Co. PLC (United Kingdom)                                  1.1
Diageo PLC (United Kingdom)                                                 1.1
Vivendi (France)                                                            1.0
Glaxo Wellcome PLC (United Kingdom)                                         1.0
Vodafone Group PLC (United Kingdom)                                         0.9
Railtrack Group PLC (United Kingdom)                                        0.9
Nestle SA (Regd) (Switzerland)                                              0.8
Siemens AG (Germany)                                                        0.8

PORTFOLIO CHARACTERISTICS
                                                               December 31, 1998
Current P/E Ratio                                                         22.38x
Portfolio Price/Book Ratio                                                 2.27x
Market Capitalization - $-Weighted Average                              23.8 Bil
Number of Holdings                                                           733

MONEY MANAGERS                                                   STYLES


J.P. Morgan Investment Management, Inc.                          Market-Oriented
Marathon Asset Management, Ltd.                                  Value
Mastholm Asset Management, LLC                                   Growth
Oechsle International Advisors                                   Growth
Rowe Price-Fleming International, Inc.                           Market-Oriented
Sanford C. Bernstein & Co., Inc.                                 Value
The Boston Company Asset Management, Inc.                        Value

* International Securities Fund - Class S assumes initial investment on January 1, 1989.

**   Morgan Stanley Capital International Europe, Australia, Far East (MSCI
     EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

++ Lipper(R) International Funds Benchmark is the average total return for the universe of funds within the International Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++++ International Securities Fund - Class E - For the period, November 4, 1996
     (commencement of sales) to May 15, 1998, shareholder service and Rule 12b-1 distribution fees were charged. From May 16, 1998 through December 31, 1998, only shareholder service fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class E to provide historical perspective.

+ Salomon Smith Barney BMI Index ex-US is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of over $100 million in 22 countries. This Index has broader representation than the MSCI EAFE Index. However, 10 years of historical performance information is not available because it was constructed on June 30, 1989.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

                                               International Securities Fund  46

INTERNATIONAL SECURITIES FUND

STATEMENT OF NET ASSETS


                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            --------     -------
COMMON STOCKS - 91.8%
ARGENTINA - 0.1%
Banco Frances del Rio la Plata - ADR                        5,554            115
Sociedad Comercial del
 Plata - ADR (a)                                            1,296              9
Telefonica de Argentina
 Class B - ADR                                              5,550            155
YPF Sociedad Anonima
 Class D - ADR                                             11,612            324
                                                                         -------
                                                                             603
                                                                         -------

AUSTRALIA - 2.4%
Amcor, Ltd.                                               134,000            573
AMP, Ltd. (a)                                              40,909            518
Australia & New Zealand Bank Group,
 Ltd                                                      999,220          6,539
Australian Gas & Light Co.                                 20,133            145
Boral, Ltd.                                               564,549            803
Brambles Industries, Ltd.                                  20,436            498
Broken Hill Proprietary Co.                                85,387            629
Caltex Australia                                          100,000            245
Colonial, Ltd                                              60,791            209
Commonwealth Bank of Australia                             16,837            239
CSR, Ltd.                                                 324,200            793
Eastern Aluminum                                          272,000            232
Eltin, Ltd.                                               204,565            148
Fairfax (John)                                             26,000             53
Foster's Brewing Group, Ltd.                              125,600            340
Goodman Fielder Wattie                                    304,200            308
Lend Lease Corp.                                           51,114            689
National Australia Bank, Ltd.                              59,077            891
News Corp.                                                272,421          1,800
Pacific Dunlop, Ltd.                                      522,833            846
Pasminco, Ltd.                                             70,000             53
Pioneer International, Ltd.                               146,750            310
PMP Communications, Ltd.                                  165,000            303
Publishing Broadcasting, Ltd.                              36,360            159
Santos, Ltd.                                              300,000            805
Tabcorp. Holdings, Ltd.                                    22,000            135
Telstra Corp., Ltd. NPV (a)                               150,094            702
Western Mining Corp., Ltd.                                 91,100            275
Westfield Trust (Units)                                   360,277            795
Westfield Trust (Units) New (a)                            16,536             35
Westpac Banking Corp.                                     272,897          1,826
Westralian Sands, Ltd. NPV                                 91,070            217
Woolworth's, Ltd.                                         163,384            555
                                                                         -------
                                                                          22,668
                                                                         -------

AUSTRIA - 0.2%
Bank Austria AG                                            18,881            960
Voest-Alpine Stahl AG                                      11,000            285
Wienerberger Baustoff                                       1,300            259
                                                                         -------
                                                                           1,504
                                                                         -------

BELGIUM - 0.7%
Credit Communal Holding
 Dexia NPV                                                  1,287            214
Delhaize-Le Lion NPV                                        7,500            660
Fortis AG                                                   1,463            527
KBC Bancassurance Holding NPV                              14,050          1,105
Tractebel Investments
 International NPV                                         21,528          4,154
UCB Capital NPV                                                29            177
                                                                         -------
                                                                           6,837
                                                                         -------

BRAZIL - 0.1%
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar (Regd) - GDR                           4,750             74
Telecomunicacoes Brasileiras
 SA - ADR (a)                                              12,624            923
Uniao de Bancos Brasileiros
 SA - GDR                                                   3,974             57
                                                                         -------
                                                                           1,054
                                                                         -------

CANADA - 3.0%
Abitibi-Consolidated, Inc.                                 67,000            622
Air Canada, Inc. (a)                                      100,000            402
Alcan Aluminum, Ltd.                                        4,640            126
Algoma Steel, Inc. (a)                                     30,000             42
Barrick Gold Corp.                                         25,100            489
Barrick Gold Corp. NPV                                     12,200            238
BCE, Inc.                                                  49,800          1,885
Bombardier, Inc. Class B                                  197,300          2,840
Canadian Airlines Corp. (a)                                45,000             56
Canadian Hunter Exploration, Ltd. (a)                      17,900            117
Canadian Imperial Bank of Commerce                         15,216            378
Canadian Natural Resources, Ltd. (a)                       35,900            540
Canadian Pacific, Ltd.                                     46,900            882
CGI Group, Inc. Class A (a)                                32,000            633
CGI Group, Inc. Class A
 Sub Voting (a)                                            88,600          1,724
Dofasco, Inc. NPV                                          27,601            354
EdperBrascan Corp. Class A                                 26,500            369
Finning International, Inc. New (a)                        17,000            122
Geac Computer Corp., Ltd. (a)                              17,300            450
Hudson's Bay Co.                                           50,000            633
Imasco, Ltd.                                               60,670          1,298
Imperial Oil, Ltd.                                         59,796            960
Inco, Ltd.                                                 61,287            647

47  International Securities Fund

INTERNATIONAL SECURITIES FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           --------     --------

Moore Corp., Ltd.                                          97,000          1,063
National Bank of Canada                                    65,500          1,063
Newcourt Credit Group, Inc.                                14,900            522
Nexfor, Inc. (a)                                           31,217            124
Noranda, Inc. New (a)                                      71,600            714
Northern Telecom, Ltd.                                      3,900            195
Nova Scotia Power, Inc.                                    22,500            268
Potash Corp. of Saskatchewan, Inc.                         16,500          1,063
QLT PhotoTherapeutics, Inc. (a)                            22,000            510
Rigel Energy Corp. (a)                                     62,000            406
Rogers Communications, Inc.
 Class B (a)                                               70,000            625
Royal Bank of Canada                                       36,520          1,829
Stelco, Inc. Class A                                       56,800            297
Suncor, Inc. NPV                                            3,790            114
Talisman Energy, Inc. (a)                                   7,800            138
The Seagram Co., Ltd.                                      49,900          1,902
Thomson Corp. (The)                                        46,000          1,081
Torstar Corp. Class B                                      31,200            369
Westcoast Energy, Inc.                                     20,881            418
                                                                         -------
                                                                          28,508
                                                                         -------

CHILE - 0.0%
Chilectra SA - ADR                                             95          4,271

DENMARK - 0.7%
Bang & Olufsen Holding Series B                            10,000            610
Coloplast AS Class B (Regd)                                 5,250            627
Danisco                                                    14,300            775
Den Danske Bank                                             1,285            173
Great Nordic Store Nord A/S                                16,500            583
Jyske Bank AS (Regd)                                        9,200            892
Tele Danmark AS Series B                                      840            113
Tele Danmark Class B - ADR                                 41,200          2,796
Unidanmark Class A (Regd)                                   1,120            102
                                                                         -------
                                                                           6,671
                                                                         -------

FINLAND - 1.3%
Enso OY Series A                                           82,500            738
KCI Konecranes International PLC                           14,600            659
Kesko Oyj                                                  91,300          1,361
Merita, Ltd. Series A                                      89,500            565
Metsa-Serla Oyj Series B                                   91,000            741
Nokia Oyj Series A                                         20,088          2,443
Outokumpu Oyj Class A                                      37,200            341
OY Tamro AB                                                34,700            150
Pohjola Series B                                            9,600            523
Rauma Group (The)                                           9,300            135
Rautaruukki OY                                             46,200            298
Sampo Insurance Co., Ltd. Series A                         26,000            987
Stora Enso Oyj Class A (a)                                111,900          1,226
UPM-Kymmene Oyj                                            46,000          1,281
Valmet Corp. Series A                                      66,600            887
                                                                         -------
                                                                          12,335
                                                                         -------

FRANCE - 10.4%
Accor SA                                                  12,089          2,616
Alcatel Alsthom                                           21,028          2,573
Alstom - ADR New (a)                                      33,250            773
Assurances Generales de France                            10,700            639
AXA - UAP                                                 15,621          2,263
Banque Nationale Paris                                    44,295          3,646
Bongrain SA                                                2,320          1,037
Bouygues                                                  12,900          2,658
Carrefour SA                                               3,102          2,341
Castorama Dubois                                           2,600            593
Chargeurs International SA                                 3,500            193
Cie de St. Gobain                                          8,144          1,149
Clarins                                                   10,960            785
Credit Commercial de France                                3,834            356
Dexia France                                                 900            139
Dexia France New (a)                                       1,347            207
Dexia France (Regd)                                       15,569          2,398
Elf Aquitaine - ADR                                       31,200          1,767
Elf Aquitaine SA                                          17,910          2,069
Eridania Beghin-Say SA                                     1,605            278
Galeries Lafayette                                         3,585          3,847
Groupe Danone                                              7,648          2,189
GTM - Entrepose                                           12,185          1,264
Guyenne et Gascogne                                        2,795          1,253
L'Air Liquide                                             10,237          1,877
L'Oreal (Societe)                                            321            232
Lafarge SA (BR)                                            7,567            719
Lagardere Groupe (Regd)                                   22,600            960
Lapeyre (BR)                                               1,620            116
Legrand                                                      739            196
Legris Industries SA                                       3,900            191
LVMH Moet-Hennessy                                        12,387          2,450
M6 Metropole Television                                    4,500            769
Michelin (Cie Gen) Class B (Regd)                         39,538          1,581
Omnicom SA (a)                                             8,256            913
Paribas (a)                                               12,980          1,128
Pathe SA                                                     469            131
Pechiney International Class A                            53,682          1,752
Peugeot SA                                                 2,315            358
Pinault-Printemps-Redoute SA (a)                           5,490          1,049
Primagaz CIE                                                  71              7
Renault                                                   33,333          1,496
Rhodia SA (a)                                             45,485            692
Sanofi SA                                                 18,025          2,966
Schneider SA                                              52,648          3,192

                                                International Securities Fund 48

INTERNATIONAL SECURITIES FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           --------     --------


Scor SA                                                     26,000         1,718
Sefimeg (Regd)                                               2,000           141
SGS Thomson Microelectronics (a)                            16,010         1,260
Sidel SA                                                    10,000           848
Simco (Regd)                                                 3,300           299
Societe Generale                                            19,884         3,219
Sodexho                                                      4,190           937
Suez Lyonnaise Des Eaux                                     51,533        10,581
Sylea                                                        2,400           133
Thomson-CSF                                                 53,524         2,298
Total Co. SA Class B                                        21,478         2,174
TV Francaise (TFI)                                           5,972         1,063
Union des Assurances Federales                               3,622           480
Usinor Sacilor                                             173,542         1,925
Valeo                                                       22,494         1,771
Vallourec (Usin)                                               360            14
Vivendi                                                     36,026         9,342
                                                                         -------
                                                                          98,011
                                                                         -------

GERMANY - 7.3%
Adidas AG                                                    7,000           760
Allianz AG (Regd)                                            5,650         2,071
BASF AG                                                     28,350         1,082
Bayer AG                                                    63,029         2,630
Bayer Motoren Werk                                             381           296
Bayerische Motoren Werke AG (a)                                 76            56
Bayerische Vereinsbank AG                                   28,954         2,267
Berliner Kraft-und Licht (Bewag) -
 Aktiengesellschaft Class A                                 48,600         1,312
Bilfinger & Berger BAU AG                                    9,000           230
Buderus AG                                                   1,093           398
Commerzbank AG                                              34,800         1,100
Continental AG                                              62,978         1,738
DaimlerChrysler AG (a)                                      17,519         1,729
Deutsche Bank AG                                            37,084         2,182
Deutsche Lufthansa AG                                       66,650         1,472
Deutsche Pfandbrief & Hypothekenbank AG                      7,000           613
Deutsche Telekom AG                                         27,169           893
Dresdner Bank AG                                            34,056         1,430
Fresenius Medical Care AG - ADR                             47,240         1,110
GEA AG (a)                                                  39,320         1,187
Gehe AG                                                     12,085           834
Gerresheimer Glas AG                                        10,500           153
Hannover Rueckversicherungs AG                               4,900           522
Hochtief AG                                                 14,900           581
Hoechst AG                                                  51,730         2,145
Holzmann (Philipp) (a)                                       2,730           430
Hornback Baumarkt AG                                         1,135            41
IKB Deutsche Industriebank AG                                1,750            36
Karstadt AG                                                  2,075         1,083
KM Europa Metal AG (a)                                       9,000           518
Krones AG (a)                                                1,623            52
Mannesmann AG (a)                                           53,484         6,130
Mannheimer Aktiengesellschaft                                  400           252
Merck KGAA                                                  49,500         2,228
Muenchener
 Rueckversicherungs-Gesellschaft AG (a)                      3,941         1,918
Phoenix AG                                                  10,000           190
Preussag AG                                                  6,070         2,743
Rhoen - Klinikum AG                                          1,574           156
RWE AG                                                      28,900         1,582
SAP AG                                                       3,800         1,642
Schering AG                                                  9,400         1,180
SGL Carbon AG                                                4,279           257
Siemens AG                                                 119,864         7,732
SKW Trostberg AG                                            21,200           541
Tarkett AG                                                  18,923           230
Veba AG                                                    114,400         6,844
Viag AG                                                      1,450           850
Volkswagen AG                                               27,150         2,167
Wella Aktiengesellschaft                                     1,530         1,073
                                                                         -------
                                                                          68,666
                                                                         -------

HONG KONG - 1.9%
Cathay Pacific Airways                                     410,000           407
Cheung Kong Holdings, Ltd.                                 303,000         2,180
China Telecom (Hong Kong) Ltd. (a)                          50,000            86
CLP Holdings, Ltd.                                         191,800           956
First Pacific Co.                                          707,608           338
Great Eagle Holdings                                       559,041           685
Guangshen Railway Co., Ltd.                              1,794,500           208
Hang Lung Development Co.                                  192,000           206
Hang Seng Bank                                             111,000           992
Henderson Investment, Ltd.                               1,325,000           778
Henderson Land Development Co., Ltd.                        39,000           202
Hong Kong & China Gas
 1999 Warrants (a)                                          16,236             1
Hong Kong & China Gas Co., Ltd.                            441,192           561
Hong Kong Electric Holding, Ltd.                           671,500         2,037
Hong Kong Telecommunications, Ltd.                          79,600           139
HSBC Holdings (UK Regd) PLC                                 24,158           602
Hutchison Whampoa, Ltd.                                    276,000         1,950
Hysan Development                                          427,035           637
Jardine Strategic Holdings, Ltd. (a)                       486,375           705
National Mutual Asia                                       596,000           446
New World Development Co., Ltd.                            259,000           652
Orient Overseas International, Ltd.                        121,000            31
QPL International Holdings, Ltd.                           600,000            46
Sun Hung Kai Properties, Ltd.                              166,000         1,211
Tai Cheung Holdings                                         56,000            14

49  International Securities Fund

INTERNATIONAL SECURITIES FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                         NUMBER           VALUE
                                                           OF             (000)
                                                         SHARES             $
                                                        --------        --------

Television Broadcast                                     456,000           1,177
Vitasoy International Holdings, Ltd.                     250,000              92
VTech Holdings, Ltd.                                     110,000             481
                                                                       ---------
                                                                          17,820
                                                                       ---------

IRELAND - 0.3%
CBT Group Public, Ltd. - ADR (a)                           8,304             124
Greencore Group PLC                                      107,300             495
Independent Newspapers PLC                               178,000             715
Irish Life PLC                                           111,000           1,047
Jefferson Smurfit Group PLC                              206,300             371
Waterford Wedgwood (Units)                               539,000             457
                                                                       ---------
                                                                           3,209
                                                                       ---------

ISRAEL - 0.2%
ForSoft, Ltd. (a)                                         25,700             265
Gilat Satellite Networks, Ltd. (a)                        29,600           1,632
                                                                       ---------
                                                                           1,897
                                                                       ---------

ITALY - 5.3%
Assicurazioni Generali SPA                                37,340           1,558
Banca Commerciale Italiana                               242,000           1,669
Banca Nazionale del Lavoro (a)                           763,430           2,283
Banca Pop di Bergamo CV                                    3,000              73
Banca Pop di Milano                                      297,400           2,698
Banco di Roma (a)                                      1,215,986           2,059
ENI SPA - ADR                                             29,700           2,012
Ente Nazionale Idrocarburi SPA (Regd)                    629,940           4,115
Fiat SPA di Risp                                         179,300             358
Fila Holdings SPA - ADR                                    8,000              62
Gucci Group NV                                             2,626             128
Industrie Natuzzi SPA - ADR                               27,412             682
Istituto Bancario San Paolo di
 Torino - ADR (a)                                         18,847             674
Istituto Mobiliare Italiano SPA (a)                      274,914           4,855
Istituto Nazionale Delle Assicurazioni                   141,000             372
Italgas (Soc. Ital.)                                      22,000             119
Luxottica Group SPA - ADR                                 49,500             594
Magneti Marelli SPA                                       56,000              97
Mediaset SPA                                             424,837           3,443
Mediolanum SPA (a)                                       202,880           1,504
Mondadori (Arnoldo) Editore SPA                          130,600           1,726
Montefibre di Risp                                        67,000              54
Montefibre SPA                                           240,000             195
Rinascente (LA)                                           13,100             135
Telecom Italia Mobile SPA                                124,534             919
Telecom Italia SPA                                     1,116,653           7,024
Telecom Italia SPA di Risp                               898,985           7,665
Unicredito Italiano                                      590,613           3,498
                                                                       ---------
                                                                          50,571
                                                                       ---------

JAPAN - 17.8%
Acom Co., Ltd.                                          17,000           1,092
Advantest                                                2,620             166
Alps Electric Co.                                        9,000             165
Amada Co., Ltd.                                         42,000             203
Aoki International                                      32,000             142
Aoyama Trading Co.                                      45,500           1,272
Apic Yamada Corp.                                       17,300              70
Asahi Bank, Ltd.                                       204,000             747
Bank of Kyoto, Ltd.                                    120,000             605
Bank of Yokohama                                       210,000             503
Bridgestone Tire Corp.                                  48,000           1,089
Canon Chemicals, Inc.                                   15,400             157
Canon, Inc.                                            213,000           4,550
Chubu Electric Power Co., Inc.                          31,000             625
Chugai Pharmaceutical Co., Ltd.                         89,000             890
Citizen Watch Co., Ltd.                                 12,000              72
Credit Saison Co.                                       80,750           1,989
CSK Corp., Ltd.                                         79,000           1,817
Dai Ichi Kangyo Bank                                   175,000             932
Dai Ichi Pharmaceutical Co.                            125,000           2,111
Dai-Tokyo Fire & Marine                                383,000           1,355
Daito Trust Construction                                51,350             445
Daiwa House Industries Co.                              22,000             234
Daiwa Kosho Lease Co., Ltd.                             87,000             357
Daiwa Securities                                        95,000             324
DDI Corp.                                                  291           1,081
Deodeo Corp.                                            15,000             144
East Japan Railway Co.                                     114             636
Ebara Corp.                                             48,000             413
Eisai Co.                                               60,900           1,185
Ezaki Glico Co.                                         69,000             395
Fanuc Co.                                               19,800             678
Fuji Machine Manufacturing Co.                          45,000           1,421
Fuji Oil Co.                                            60,000             368
Fujitsu Support and Service, Inc.                        9,000             649
Fujitsu, Ltd.                                          198,000           2,636
Furukawa Electric Co.                                  200,000             681
General Sekiyu KK                                       26,000              95
Heiwa Corp.                                             19,000             212
Hitachi Koki Co.                                        71,000             236
Hitachi, Ltd.                                          535,000           3,313
Hokkaido Electric Power Co., Inc.                       20,700             348
Honda Motor Co., Ltd.                                  105,000           3,446
Hoya Corp.                                              30,000           1,460
Intec, Inc.                                             40,000             363
Ito-Yokado Co., Ltd.                                   100,000           6,988
Itochu Corp.                                           150,000             289

                                                International Securities Fund 50

INTERNATIONAL SECURITIES FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           --------     --------

Japan Tobacco, Inc.                                            223         2,229
Jeol                                                        50,000           241
Kandenko Co., Ltd.                                          51,000           345
Kao Corp.                                                  194,000         4,376
Kawasaki Steel Corp.                                       395,000           590
Kinki Coca-Cola Bottling                                    27,000           358
Kirin Beverage Corp.                                        17,000           335
Kirin Brewery Co.                                           52,000           662
Kissei Pharmaceutical Co.                                   34,000           600
Koa Fire & Marine                                           82,000           255
Kojima Co., Ltd.                                            18,700           354
Kokuyo Co., Ltd.                                            11,000           148
Komatsu Forklift Co., Ltd.                                  36,000           189
Komori Corp.                                                10,000           211
Kuraray Co., Ltd.                                           26,000           287
Kurimoto Iron Works                                         90,000           302
Kyocera Corp.                                               19,900         1,051
Kyushu Electric Power                                       13,900           264
Laox                                                        10,000            73
Mabuchi Motor Co., Ltd.                                     26,000         1,989
Makita Corp.                                               107,000         1,192
Marubeni Corp.                                             765,000         1,313
Marui Co., Ltd.                                             27,000           519
Maruichi Steel Tube                                         38,000           490
Matsumotokiyoshi                                            31,500         1,218
Matsushita Electric Industrial Co.,
 Ltd                                                       285,000         5,039
Minebea Co., Ltd.                                          237,000         2,713
Mitsubishi Chemical                                        387,000           815
Mitsubishi Corp.                                           115,000           661
Mitsubishi Estate Co., Ltd.                                123,000         1,102
Mitsubishi Heavy Industries                                440,000         1,713
Mitsui Fudosan Co., Ltd.                                   165,000         1,248
Mitsui Marine & Fire Insurance Co.,
 Ltd                                                        30,000           158
Mitsui O.S.K. Lines                                        156,000           251
Mitsui Trust & Banking Co., Ltd.                           214,000           244
Murata Manufacturing Co., Ltd.                              67,000         2,780
Namco                                                       37,600           755
Nanto Bank                                                  57,000           296
NEC Corp.                                                   71,000           653
Nichido Fire & Marine                                          450             2
Nichiei Co., Ltd.                                           33,900         2,699
Nikko Securities Co., Ltd.                                 255,000           711
Nintendo Co., Ltd.                                           6,000           581
Nippon Denso Co.                                           131,000         2,422
Nippon Fire & Marine                                        80,000           294
Nippon Oil Co.                                             156,000           544
Nippon System Development                                   22,000           681
Nippon Telegraph & Telephone Corp.                             752         5,800
Nippon Yusen                                               320,000         1,011
Nishimatsu Construction                                    310,000         1,810
Nomura Securities Co., Ltd.                                190,000         1,655
Noritake Co.                                                98,000           506
NTT Mobile Communication Network, Inc.
 (a)                                                           175         7,198
Olympus Optical Co.                                        169,000         1,942
Osaka Gas Co.                                              138,000           475
Pioneer Electronics Corp.                                   79,000         1,324
Ricoh Co., Ltd.                                             68,000           627
Rinnai Corp.                                                76,000         1,328
Rohm Co.                                                    34,000         3,095
Roland Corp.                                                26,000           644
Ryohin Keikaku Co., Ltd.                                     5,300           706
Sakura Bank, Ltd.                                          695,000         1,592
Sangetsu Co.                                                 6,000            90
Sankyo Co., Ltd.                                            30,000           655
Sankyo Co., Ltd. GUNMA                                      49,000           819
Sankyo Seiko Co.                                            96,000           262
Sanwa Bank                                                 175,000         1,348
Sekisui Chemical Co., Ltd.                                 258,000         1,734
Sekisui House, Ltd.                                         71,000           751
Seven-Eleven Japan NPV                                       3,200           258
Sharp Corp.                                                 50,000           451
Shin-Etsu Chemical Co.                                      21,050           506
Shiseido Co., Ltd.                                          87,000         1,117
Shohkoh Fund & Co., Ltd.                                     1,570           506
Showa Shell Sekiyu                                          42,000           236
Skylark Co.                                                 53,900           801
Sony Corp.                                                  75,000         5,460
Sony Music Entertainment, Inc.                              21,500           989
Stanley Electric                                            88,000           293
Sumitomo Bank                                               73,000           749
Sumitomo Corp.                                              45,000           219
Sumitomo Electric Industries                                64,000           720
Sumitomo Forestry                                           77,000           552
Sumitomo Trust & Banking                                   298,000           791
Suzuki Motor Corp.                                          53,000           628
Taiyo Yuden Co., Ltd.                                       58,000           686
Takashimaya Co.                                             49,000           412
Takeda Chemical Industries                                  35,000         1,347
Takefuji Corp.                                              18,100         1,321
TDK Corp.                                                    9,000           822
Toc Co.                                                     42,000           380
Toda Corp.                                                  40,000           194
Toho Bank                                                   83,000           344
Tohoku Electric Power                                       16,500           292
Tokio Marine & Fire Insurance Co.                           17,000           203
Tokyo Broadcasting                                          46,000           514
Tokyo Electric Power                                        81,900         2,021
Tokyo Electronics                                            4,800           182
Tokyo Gas Co.                                              768,000         2,018

51  International Securities Fund

INTERNATIONAL SECURITIES FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           --------     --------

Tokyo Steel Manufacturing                                  67,400            337
Toppan Printing                                            78,000            952
Torii Pharmaceutical Co., Ltd.                             16,200            438
Toshiba Corp.                                             391,000          2,328
Tostem Corp.                                               39,000            773
Toyo Seikan Kaisha, Ltd.                                   24,000            407
Toyota Motor Corp.                                         93,000          2,526
UNY Co., Ltd.                                              12,000            219
West Japan Railway Co.                                        285          1,261
Yamaha Motor Co.                                           10,000             64
Yamanouchi Pharmaceutical                                  93,000          2,994
Yamato Kogyo Co.                                           34,000            197
Yodogawa Steel Works, Ltd.                                 61,000            230
                                                                         -------
                                                                         168,012
                                                                         -------

LUXEMBOURG - 0.0%
Societe Europeene des Satellites (a)                          621             95
                                                                         -------

MALAYSIA - 0.2% (e)
Berjaya Leisure Berhad                                     50,000             17
Carlsberg Brewery Malaysia Berhad                         149,000            299
Commerce Asset Holdings                                   160,000             87
Golden Hope Plantation                                     45,000             34
Kumpulan Guthrie                                          344,000            155
Malayan Banking Berhad                                    205,000            291
Malaysian Airline System                                   41,000             16
Oriental Holdings Berhad                                   25,000             27
Perlis Plantations                                        189,000            136
Resorts World Berhad                                      481,000            388
Technical Resource Industries Berhad                      349,000            126
                                                                         -------
                                                                           1,576
                                                                         -------

MEXICO - 0.1%
Cemex SA de CV - ADR                                       18,000             79
Cemex SA de CV Class B NPV (a)                             21,360             54
Cemex SA de CV NPV (a)                                        640              1
Fomento Economico Mexicano
 SA de CV                                                  40,310            110
Gruma SA (a)                                                8,262             82
Gruma SA Series B NPV (a)                                  28,131             71
Grupo Industrial Maseca
 Series B NPV                                              88,656             72
Grupo Television SA de CV -
 GDR (a)                                                    5,556            137
Telefonos de Mexico SA
 Series L - ADR (a)                                         8,675            422
                                                                         -------
                                                                           1,028
                                                                         -------

NETHERLANDS - 5.7%
ABN Amro Holdings NV                                      102,204          2,149
AKZO Nobel NV                                               2,300            105
AKZO Nobel NV - ADR                                        29,500          1,316
ASM Lithography Holding NV (a)                             11,410            349
Benckiser NV Class B                                       15,000            982
Buhrmann NV (a)                                            54,901            982
CSM NV CVA                                                  7,592            438
Elsevier NV                                                57,804            809
European Vinyls Corp.
 International NV                                           6,100             48
Fortis Amev NV                                             10,637            881
Heineken Holding NV Class A                                13,125            629
Hollandsche Beton Groep NV                                 64,303            794
Hunter Douglas NV                                          42,203          1,397
ING Groep NV                                               58,206          3,547
Koninklijke Ahold NV                                      114,374          4,225
Koninklijke Boskalis Westminster NV                        20,856            336
Koninklijke KPN NV                                        142,925          7,151
Koninklijke KPN NV- ADR                                    31,255          1,571
Koninklijke Nedlloyd NV                                    40,000            543
Koninklijke Numico NV                                      20,571            980
Laurus NV (a)                                              31,897            805
Pakhoed Kon NV CVA                                          6,000            151
Philips Electronics NV                                     56,411          3,783
Philips Electronics NV - ADR                               18,600          1,259
Royal Dutch Petroleum Co.                                  47,428          2,360
Stork NV                                                   38,234            873
TNT Post Group NV                                          32,933          1,061
TNT Post Group NV - ADR                                    23,521            764
Unilever NV                                                27,480          2,348
Vedior                                                     13,000            256
Vendex NV (a)                                              45,568          1,106
Verenigde Nederlandse
 Uitgeversbedrijven Verenigd Bezit                         86,939          3,276
Wereldhave NV                                               6,966            396
Wolters Kluwer CVA                                         29,481          6,306
                                                                         -------
                                                                          53,976
                                                                         -------

NEW ZEALAND - 0.3%
Fletcher Challenge Paper                                  815,588            545
Lion Nathan, Ltd.                                          61,200            156
Telecom Corp. of New Zealand, Ltd.                        665,088          1,452
Telecom Corp. of New Zealand, Ltd. NPV                    190,964            829
Wrightson, Ltd.                                           250,000             55
                                                                         -------
                                                                           3,037
                                                                         -------

NORWAY - 0.5%
Bergesen DY AS Series A                                     3,510             42
Christiania Bank OG Kreditkasse                            44,000            153
Fred. Olsen Energy ASA (a)                                 42,700            264

                                                International Securities Fund 52

INTERNATIONAL SECURITIES FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           --------     --------

Kvaerner Industries AS                                       1,000            20
Kvaerner Industries AS Series B                              1,000            16
Norsk Hydro AS                                              20,024           677
Norske Skogindustrier AS Class A                             4,000           117
Nycomed Amersham PLC                                        90,400           631
Orkla ASA Class A (a)                                       41,024           613
Orkla ASA Class B (a)                                       26,628           349
Rieber & Son ASA Series B                                   40,000           295
Saga Petroleum AS Series A                                  20,610           188
Schibsted AS                                                45,100           570
Storebrand ASA Series A (a)                                 81,500           616
                                                                         -------
                                                                           4,551
                                                                         -------

PORTUGAL - 0.5%
Bco Pinto & Sotto Mayor SA                                  91,792         1,741
Jeronimo Martins SGPS                                        9,432           516
Portugal Telecom SA                                         52,691         2,417
                                                                         -------
                                                                           4,674
                                                                         -------

SINGAPORE - 0.6%
City Developments                                          105,000           455
Creative Technology, Ltd. (a)                               12,000           180
Development Bank of Singapore, Ltd.
 (Alien Market)                                            185,600         1,675
Jurong Shipyard                                             87,000           379
Mandarin Oriental
 International, Ltd. (a)                                   491,026           309
Overseas Union Bank (Alien Market)                          60,000           262
Overseas Union Enterprises                                 192,000           381
Singapore Land                                              40,000            89
Singapore Press Holdings, Ltd. (a)                         153,185         1,670
Straits Steamship Land, Ltd.                                95,000           103
                                                                         -------
                                                                           5,503
                                                                         -------

SPAIN - 3.8%
Acciona SA (a)                                              18,300         1,531
Acerinox SA                                                 28,500           663
Banco Bilbao Vizcaya SA                                     73,070         1,144
Banco Popular Espanol SA                                    29,940         2,254
Banco Santander SA (Regd)                                   23,121           459
Centros Commerciales Pryca                                  36,800         1,139
Corp. Fin. Reunida (a)                                      30,000           436
Corporacion Bancaria de Espana SA                           22,500         1,159
Corporacion Bancaria de Espana SA
 (Regd)                                                    272,731         7,052
Dragados y Construcciones SA                                 5,300           195
Endesa SA                                                   91,796         2,429
Fomento de Construcciones y Contratas
 SA                                                          9,800           727
Gas Natural SDG SA                                           2,767           301
Gas Y Electricidad SA Series 2                              19,124         1,897
Hidroelectrica del Cantabrico SA                             4,630           256
Iberdrola SA                                                62,243         1,163
Prosegur CIA de Seguridad SA (Regd)                         40,000           466
Repsol SA                                                   29,500         1,571
Repsol SA - ADR                                             43,200         2,360
Tabacalera SA Class A (Regd)                               160,611         4,046
Telefonica SA                                               88,206         3,916
Telefonica SA 1999 Rights (a)                               88,206            78
Union Electrica Fenosa SA                                   17,000           294
Viscofan Envoltura                                          15,750           509
                                                                         -------
                                                                          36,045
                                                                         -------

SWEDEN - 2.3%
ABB AB Series A                                           41,890             446
ABB AB Series B                                           63,000             667
Astra AB Series A                                         17,600             359
Astra AB Series B                                         48,600             987
Atlas Copco AB Series B                                    9,840             213
Autoliv, Inc.                                             92,270           3,305
BT Industries AB                                          19,000             276
Celsius Industrier AB Series B                            12,000             162
Electrolux AB Series B (a)                               201,200           3,455
Esselte AB Series B                                        3,090              51
Gambro AB Series B (a)                                    35,000             379
Granges AB                                                 4,420              64
Hennes and Mauritz AB Series B                            10,560             860
Hoganas AB B Shares                                       21,000             342
Munksjo AB                                                40,900             282
NetCom Systems AB Series B (a)                            13,200             536
Nordbanken Holding AB                                    133,432             854
Om Gruppen AB (a)                                         46,000             577
Pharmacia & Upjohn, Inc.                                  19,000           1,076
Sandvik AB Series A                                        3,420              59
Sandvik AB Series B                                        8,760             151
Scandic Hotels AB                                         24,090             884
Scania AB Series A                                        25,300             464
Svenska Celluosa Series B                                 13,700             298
Svenska Handelsbank Series A                              39,000           1,642
Telefonaktiebolaget Ericsson (LM)
 Series B                                                 84,920           2,017
Tornet Fastighets AB                                      52,500             766
Volvo AB Series B                                         39,000             892
                                                                         -------
                                                                          22,064
                                                                         -------

SWITZERLAND - 5.0%
ABB AG                                                       299             350
Adecco SA                                                  1,422             649
Baloise Holding, Ltd.                                      1,100           1,141
Barry Callebaut AG (Regd)                                  3,135             712

53  International Securities Fund

INTERNATIONAL SECURITIES FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           --------     --------


Bobst AG (BR)                                                  250           309
Credit Suisse Group (Regd)                                   2,495           390
Forbo Holding AG (Regd)                                      3,250         1,420
Holderbank Financiere
 Glarus AG (BR)                                                600           710
Lindt & Spruengli AG                                           120           314
Lindt & Spruengli AG (Regd)                                     10           262
Nestle SA (Regd)                                             3,571         7,773
Novartis AG (Regd)                                           5,671        11,146
Phoenix Mecano (BR)                                            400           240
Publicitas Holdings SA - (Regd)                              1,000           306
Roche Holdings
 Genusscheine AG NPV                                           260         3,172
Sarna Kunststoff Holdings AG (Regd)                            200           288
Schweiz Ruckversicher (Regd)                                   370           965
Schweizerische Lebensversicherungs-und
 Rentenanstalt                                               1,648         1,224
SGS Holding (BR)                                               675           661
Sulzer AG (Regd)                                             2,200         1,339
Swisscom AG (Regd) (a)                                       5,200         2,177
Swisslog Holding AG                                          8,292           785
The Swatch Group AG                                          7,700         1,153
UBS AG (a)                                                  21,431         6,584
Valora Holding AG (Regd)                                       800           216
Zurich Allied AG (a)                                         3,600         2,665
                                                                         -------
                                                                          46,951
                                                                         -------

UNITED KINGDOM - 21.1%
Abbey National PLC                                          29,000           617
Airtours PLC                                               159,000         1,017
Allied Zurich AG (a)                                       127,235         1,912
Anglian Water PLC (a)                                       84,227         1,170
Arriva PLC                                                 220,416         1,377
ASDA-MFI Group PLC                                         820,708         2,202
Barclays Bank PLC                                          109,000         2,363
Bass PLC                                                    53,071           768
Berisford PLC                                              285,000           852
BG PLC                                                      33,176           213
Billiton PLC (a)                                           246,000           490
BOC Group PLC                                              100,336         1,439
British Aerospace PLC                                      544,317         4,639
British Airways PLC                                        149,281         1,027
British Airways PLC - ADR                                    4,350           295
British American Tobacco PLC                               144,435         1,272
British Petroleum Co. PLC                                  668,731         9,955
British Sky Broadcasting Group PLC                         256,413         1,943
British Steel PLC                                          367,600           557
British Telecom PLC                                        172,160         2,606
BTR PLC                                                    883,437         1,813
Bunzl PLC                                                  383,000         1,495
Burmah Castrol PLC                                          17,000           243
Cable & Wireless
 Communications PLC (a)                                    143,600         1,310
Cable & Wireless PLC                                       241,700         2,955
Cadbury Schweppes PLC                                      102,918         1,761
Caradon PLC                                                 77,624           133
Centrica PLC (a)                                            58,000           119
Coats Viyella PLC                                          268,000           120
Commercial Union
 Assurance Co. PLC                                         284,787         4,490
Compass Group PLC                                          130,000         1,484
Courtaulds Textile Co. PLC                                 111,200           299
Devro International PLC                                    162,000           466
Diageo PLC                                                 891,198         9,883
E D & F Man Group PLC                                      110,000           640
Elan Corp. PLC - ADR (a)                                    10,000           696
Electrocomponents PLC                                       24,000           158
EMI Group PLC                                              137,000           917
Energis PLC (a)                                             36,100           804
Fairview Holdings PLC (a)                                   67,262            99
First Leisure Corp. PLC                                    196,000           664
Flextech PLC (a)                                            70,000           709
Gallaher Group PLC                                          80,000           536
GKN PLC                                                     14,000           186
Glaxo Wellcome PLC                                         270,170         9,300
Glynwed International PLC                                  138,200           383
Granada Group PLC                                          242,400         4,249
Great University Stores PLC                                 90,000           949
Guardian Royal Exchange PLC                                402,857         2,256
Halifax PLC                                                 75,000         1,061
Hanson PLC                                                 176,750         1,407
Hays                                                        34,000           299
Heywood Williams Group PLC                                  21,041            75
Hillsdown Holdings PLC (a)                                 134,524           168
HSBC Holdings PLC                                           17,000           468
Hyder PLC                                                  133,109         1,681
Imperial Chemical Industries PLC                            79,000           684
Independent Newspapers PLC                                 145,670           617
Kingfisher PLC                                             276,284         2,993
Ladbroke Group, Ltd. PLC                                   271,500         1,092
Laing (John) PLC Class A NV                                 31,000           129
Laird Group PLC                                            230,868           625
LASMO PLC                                                  298,000           495
Lloyds TSB Group PLC                                       304,620         4,337
London Clubs International                                 110,000           300
LucasVarity PLC                                          1,495,804         4,995
Medeva PLC                                                 268,000           476
MEPC PLC                                                    38,660           257
MFI Furniture Group PLC                                    352,076           205
Mirror Group News PLC                                      866,000         2,162
Misys PLC (a)                                              192,700         1,415
Monsoon PLC                                                 79,000            76

                                                International Securities Fund 54

INTERNATIONAL SECURITIES FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           --------     --------


Morgan Crucible PLC                                       230,120          1,055
National Power PLC                                         82,568            712
National Westminster Bank PLC                             145,000          2,807
Northern Rock PLC                                          64,000            597
Nycomed Amersham PLC                                       42,652            294
Pearson PLC                                                37,000            736
PIC International Group PLC (a)                           235,000            297
Pilkington Brothers PLC                                   226,000            225
Powell Duffryn PLC                                         55,000            423
PowerGen PLC (a)                                          219,989          2,906
Premier Consolidated Oil PLC                              848,396            226
Premier Farnell PLC                                        43,000            114
Provident Financial PLC                                    85,649          1,256
Prudential Corp. PLC                                      106,000          1,617
Racal Electronics PLC                                     366,400          2,118
Railtrack Group PLC                                       316,382          8,253
Rank Group PLC                                             25,500             97
Reed International                                        492,880          3,914
Rentokil Initial PLC                                       40,000            302
Rio Tinto Corp. PLC (Regd)                                285,724          3,323
Rolls-Royce PLC                                            37,037            154
Royal & Sun Alliance Insurance Group
 PLC                                                      466,327          3,796
Royal Bank of Scotland Group PLC                           80,200          1,311
Safeway PLC                                               420,729          2,111
Sainsbury (J.) PLC                                        108,595            879
Shell Transportation & Trading PLC
 (Regd)                                                   697,100          4,285
Siebe PLC                                                  69,000            271
Smith & Nephew PLC                                        713,000          2,168
Smith (David S.) Holdings PLC                              38,500             68
SmithKline Beecham PLC                                    303,100          4,201
Somerfield PLC                                            656,362          4,384
South West Water PLC                                       74,246          1,436
Stagecoach Holdings PLC (a)                               706,365          2,828
Stakis PLC                                                623,302          1,025
Standard Chartered Bank Group PLC                         162,000          1,879
Storehouse PLC                                            466,367          1,054
Tarmac, Ltd. PLC                                          924,137          1,727
Tate & Lyle, Ltd. PLC                                      40,000            215
Taylor Woodrow PLC                                        215,376            533
Terranova Foods PLC (a)                                    67,262            123
Tesco Store Holdings PLC                                  153,543            446
Thames Water PLC (a)                                       52,250          1,007
Tomkins PLC                                               792,098          3,764
Trinity PLC                                                40,000            266
Unilever PLC                                              125,200          1,408
United Newspaper, Ltd. PLC                                 47,200            410
Vickers PLC                                               119,800            356
Vodafone Group PLC                                        543,866          8,837
WPP Group PLC                                             420,600          2,552
Zeneca Group PLC                                           66,900          2,915
                                                                         -------
                                                                         199,529
                                                                         -------

TOTAL COMMON STOCKS
(cost $749,824)                                                          867,490
                                                                     -----------

PREFERRED STOCKS - 1.0%
AUSTRALIA - 0.1%
News Corp., Ltd.                                           78,149            476
Sydney Harbour Casino Holdings, Ltd.
 (a)                                                      797,517            705
                                                                     -----------
                                                                           1,181
                                                                     -----------

BRAZIL - 0.0%
Banco Itau SA NPV                                         151,000             74
Petroleo Brasileiro SA NPV                              1,642,669            186
                                                                     -----------
                                                                             260
                                                                     -----------

FINLAND - 0.3%
Nokia Corp. - ADR                                          21,900          2,638
                                                                     -----------

GERMANY - 0.4%
Bayer Motoren Werk                                            300            140
Bayerische Motoren Werke AG (a)                               120             51
Draegerwerk AG                                                950             15
Dyckerhoff AG                                                 200             55
Fielmann AG                                                 2,271            109
Fresenius AG                                                5,120          1,078
Hornbach Holding AG                                         1,130             67
Hugo Boss                                                     200            384
M.A.N. AG                                                     200             40
ProSieben Media AG NV                                       9,543            441
Rheinmetall AG                                             25,800            485
SAP AG                                                      1,062            507
Volkswagen AG                                               6,900            344
                                                                     -----------
                                                                           3,716
                                                                     -----------
ITALY - 0.0%
Fiat SPA                                                  135,300            261
                                                                     -----------
JAPAN - 0.2%
Sanwa International Financial Bermuda
 Trust (conv.)                                        204,000,000          1,398
                                                                     -----------

TOTAL PREFERRED STOCKS
(cost $8,983)                                                              9,454
                                                                     -----------

55  International Securities Fund

INTERNATIONAL SECURITIES FUND

                                                               DECEMBER 31, 1998

                                                         PRINCIPAL        MARKET
                                                           AMOUNT         VALUE
                                                           (000)          (000)
                                                             $              $
                                                         ---------        ------

LONG-TERM INVESTMENTS - 0.1%
JAPAN - 0.1%
Sumitomo Wiring Systems
 0.900% due 09/30/08                                 JPY      20,000         143
Yamanouchi Pharmaceutical
 (conv.)
  1.250% due 03/31/14                                JPY      30,000         487


TOTAL LONG-TERM INVESTMENTS
(cost $489)                                                                  630



SHORT-TERM INVESTMENTS - 6.1%
UNITED STATES - 6.1%
Frank Russell Investment Company
 Money Market Fund,
 due on demand (b)                                            49,706      49,706
United States Treasury Notes
 6.250% due 03/31/99 (c)                                       8,400       8,433
                                                                        --------

TOTAL SHORT-TERM INVESTMENTS
(cost $58,138)                                                            58,139
                                                                        --------


TOTAL INVESTMENTS - 99.0%
(identified cost $817,434)(d)                                            935,713

OTHER ASSETS AND LIABILITIES,
NET - 1.0%                                                                 9,497
                                                                        --------



NET ASSETS - 100.0%                                                      945,210
                                                                        ========


(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d) See Note 2 for federal income tax information.
(e) The securities have been determined to be illiquid because they are restricted or because there is an exceptionally low trading volume in their primary trading market at December 31, 1998.

Abbreviations:
ADR - American Depositary Receipt
BR - Bearer
GDR - Global Depositary Receipt
NPV - No Par Value
NV - Nonvoting
PLC - Public Limited Company

Foreign Currency Abbreviations:
DEM - German mark
FRF - French franc
GBP - British pound
JPY - Japanese yen
NLG - Dutch guilder
NZD - New Zealand dollar
USD - U.S. dollar

        The accompanying notes are an integral part of the financial statements.


                                                International Securities Fund 56

INTERNATIONAL SECURITIES FUND

                                                               DECEMBER 31, 1998

                                                                    UNREALIZED
                                                     NUMBER        APPRECIATION
                                                       OF         (DEPRECIATION)
                                                    CONTRACTS         (000)
                                                   -----------   ---------------

FUTURES CONTRACTS
(Notes 2 and 3)

CAC-40 Index (France)
 expiration date 03/99                                    330              $471
DAX Index (Germany)
 expiration date 03/99                                     43               782
FTSE - 100 Index (UK)
 expiration date 03/99                                    152               393
TOPIX Index (Japan)
 expiration date 03/99                                    121              (482)
                                                                       --------
Total Unrealized Appreciation
 (Depreciation) on Open Futures
 Contracts Purchased (S)                                                 $1,164
                                                                       ========

(S) At December 31, 1998, United States Treasury Notes valued at $8,433 were held as collateral in connection with futures contracts purchased by the Fund.


                                                             DECEMBER 31, 1998

                                                                         MARKET
INDUSTRY                                                    % OF         VALUE
DIVERSIFICATION                                             NET          (000)
(Unaudited)                                                ASSETS          $
------------------------                                  --------     --------
Auto & Transportation                                         5.9%        55,666
Consumer Discretionary                                       18.8        177,432
Consumer Staples                                              6.5         61,450
Financial Services                                           17.9        168,861
Health Care                                                   6.8         64,274
Integrated Oils                                               2.2         21,129
Materials & Processing                                       10.6        100,569
Miscellaneous                                                 1.0          9,682
Other Energy                                                  2.7         25,047
Producer Durables                                             7.2         67,743
Technology                                                    3.3         31,317
Utilities                                                     9.9         93,774
Short-Term Investments                                        6.1         58,139
Long-term Investments                                         0.1            630
                                                          -------        -------

Total Investments                                            99.0        935,713
Other Assets and Liabilities, Net                             1.0          9,497
                                                          -------        -------

NET ASSETS                                                  100.0%       945,210
                                                          =======        =======

                                                                          MARKET
                                                             % OF         VALUE
GEOGRAPHIC DIVERSIFICATION                                   NET          (000)
(Unaudited)                                                 ASSETS          $
----------------------------                                --------     -------

Europe                                                       44.7%       422,775
Japan                                                        18.1        170,040
United Kingdom                                               21.1        199,529
Pacific Basin                                                 5.5         51,785
Latin America                                                 0.3          3,040
United States (Short-Term
 Investments)                                                 6.1         58,139
Other                                                         3.2         30,405
                                                          -------        -------
Total Investments                                            99.0        935,713
Other Assets and Liabilities, Net                             1.0          9,497
                                                          -------        -------

NET ASSETS                                                  100.0%       945,210
                                                          =======        =======
57 International Securities Fund

INTERNATIONAL SECURITIES FUND

                                                               DECEMBER 31, 1998



FOREIGN CURRENCY EXCHANGE SPOT CONTRACTS
(Note 2)
                                                                   UNREALIZED
CONTRACTS TO                          IN EXCHANGE                 APPRECIATION
  DELIVER                                 FOR      SETTLEMENT    (DEPRECIATION)
   (000)                                 (000)        DATE           (000)
--------------------------------------------------------------------------------
USD              4                   NGL       7    01/04/99        $   --
FRF            610                   USD     108    01/29/99            (1)
                                                                    ------
                                                                    $   (1)
                                                                    ======

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(Note 2)
                                                                    UNREALIZED
CONTRACTS TO                          IN EXCHANGE                  APPRECIATION
   DELIVER                                FOR       SETTLEMENT    (DEPRECIATION)
    (000)                                (000)         DATE           (000)
--------------------------------------------------------------------------------
USD          25,229                 DEM    41,950      03/19/99          $39
USD          15,961                 GBP     9,550      03/19/99         (131)
USD          11,585                 JPY 1,325,000      03/19/99          259
JPY       1,440,000                 USD    12,063      02/26/99         (771)
JPY         968,975                 USD     7,000      08/05/99       (1,819)
NZD3,160                            USD     1,681      03/04/99           17
                                                                      -------
                                                                      $(2,406)
                                                                      =======


                                                International Securities Fund 58

International Securities Fund

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)                December 31, 1998

Assets
Investments at market (identified cost $817,434)(Note 2)  .............................    $  935,713
Foreign currency holdings (identified cost $6,690)  ...................................         6,742
Forward foreign currency exchange contracts (cost $73,519)(Note 2)  ...................        73,686
Foreign currency exchange spot contracts (cost $112)(Note 2)  .........................           112
Receivables:
 Dividends and interest ...............................................................         1,061
 Investments sold .....................................................................         4,019
 Fund shares sold .....................................................................         2,761
 Foreign taxes recoverable ............................................................           888
Short-term investments held as collateral for securities loaned, at market (Note 3)  ..        25,642
                                                                                           ----------
   Total Assets .......................................................................     1,050,624

Liabilities
Payables:
 Investments purchased ...................................................          $    929
 Fund shares redeemed ....................................................             1,510
 Accrued fees to affiliates (Note 4)  ....................................               879
 Other accrued expenses ..................................................               244
 Daily variation margin on futures contracts (Notes 2 and 3)  ............                 5
Forward foreign currency exchange contracts (cost $73,519)(Note 2)........            76,092
Foreign currency exchange spot contracts (cost $112)(Note 2)  ............               113
Payable upon return of securities loaned, at market (Note 3)  ............            25,642
                                                                                   ---------
   Total Liabilities ..................................................................    $  105,414
                                                                                            ---------

Net Assets ............................................................................    $  945,210
                                                                                            =========

Net Assets consist of:
Accumulated distributions in excess of net investment income ..........................    $   (2,960)
Accumulated net realized gain (loss)  .................................................         4,572
Unrealized appreciation (depreciation) on:
 Investments ..........................................................................       118,279
 Futures contracts ....................................................................         1,164
 Foreign currency-related transactions ................................................        (2,292)
Shares of beneficial interest .........................................................           155
Additional paid-in capital ............................................................       826,292
                                                                                            ---------

Net Assets ............................................................................     $ 945,210
                                                                                            =========

Net Asset Value, offering and redemption price per share:
 Class S ($940,779,489 divided by 15,459,331 shares of $.01 par value
   shares of beneficial interest outstanding)  ........................................     $   60.86
                                                                                            =========
 Class E ($4,430,588 divided by 73,015 shares of $.01 par value
   shares of beneficial interest outstanding)  ........................................     $   60.68
                                                                                            =========

The accompanying notes are an integral part of the financial statements.


59  International Securities Fund

International Securities Fund

Statement of Operations

Amounts in thousands                                Year Ended December 31, 1998


Investment Income:
 Dividends .............................................................   $ 21,384
 Dividends from Money Market Fund (Note 5) .............................      2,454
 Interest ..............................................................        604
 Less foreign taxes withheld ...........................................     (2,190)
                                                                          ---------
   Total Investment Income .............................................     22,252

Expenses (Notes 1, 2 and 4):
 Advisory fees .......................................   $8,820
 Administrative fees .................................       39
 Custodian fees ......................................    1,672
 Distribution fees - Class E .........................        2
 Transfer agent fees .................................      736
 Professional fees ...................................       68
 Registration fees - Class S .........................       68
 Registration fees - Class E .........................        1
 Shareholder servicing fees - Class E ................        5
 Trustees' fees ......................................        4
 Miscellaneous .......................................       67
                                                         ------

   Total Expenses ........................................................   11,482
                                                                             ------

Net investment income ....................................................   10,770
                                                                             ------

Realized and Unrealized
 Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
 Investments ...........................................   24,707
 Futures contracts .....................................   (1,356)
 Foreign currency-related transactions .................     (592)           22,759
                                                         ---------
Net change in unrealized appreciation or
 depreciation of:
 Investments ...........................................   73,019
 Futures contracts .....................................    2,439
 Foreign currency-related transactions .................   (1,722)           73,736
                                                         ---------      -----------

Net gain (loss) on investments .....................................         96,495
                                                                        -----------

Net increase (decrease) in net assets
 resulting from operations .........................................      $ 107,265
                                                                        ===========

        The accompanying notes are an integral part of the financial statements.

                                                International Securities Fund 60

International Securities Fund

Statement of Changes in Net Assets

Amounts in thousands

                                                        Years Ended December 31,

                                                             1998        1997
                                                        ----------  -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income ...............................   $  10,770    $   7,468
 Net realized gain (loss)  ...........................      22,759       25,520
 Net change in unrealized appreciation or
 depreciation ........................................      73,736      (33,866)
                                                         ---------    ---------
   Net increase (decrease) in net assets
   resulting from operations .........................     107,265         (878)
                                                         ---------    ---------
From Distributions to Shareholders:
 Net investment income
   Class S ...........................................      (5,142)      (5,261)
   Class E ...........................................         (22)          (3)
 In excess of net investment income
   Class S ...........................................      (4,633)      (3,871)
   Class E ...........................................         (20)          (3)
 Net realized gain on investments
   Class S ...........................................      (3,176)     (31,097)
   Class E ...........................................          (5)         (45)
 In excess of net realized gain on investments
   Class S ...........................................          --      (15,023)
   Class E ...........................................          --          (22)
                                                         ---------    ---------
     Total Distributions to Shareholders .............     (12,998)     (55,325)
                                                         ---------    ---------
From Fund Share Transactions:
 Net increase (decrease) in net assets from Fund
   share transactions (Note 6)  ......................       9,906      153,002
                                                         ---------    ---------
Total Net Increase (Decrease) in Net Assets ..........     104,173       96,799

Net Assets
 Beginning of period .................................     841,037      744,238
                                                         ---------    ---------
 End of period (including accumulated distributions
   in excess of net investment income of $2,960
   and $5,606, respectively)  ........................   $ 945,210    $ 841,037
                                                         =========    =========

The accompanying notes are an integral part of the financial statements.


61  International Securities Fund

International Securities Fund

Financial Highlights - Class S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                               Years Ended December 31,
                                                          ----------------------------------------------------------------------
                                                              1998          1997             1996           1995           1994
                                                          -----------    -----------      -----------    -----------   ---------

Net Asset Value, Beginning of Period ....................     $54.69         $58.48         $56.61         $53.96         $57.95
                                                              ------         ------         ------         ------         ------
Income From Investment Operations:
 Net investment income (a)  .............................        .69            .56            .53            .56            .44
 Net realized and unrealized gain (loss) on investments..       6.32           (.46)          3.72           4.89           1.23
                                                              ------         ------         ------         ------         ------
   Total Income From Investment
     Operations .........................................       7.01            .10           4.25           5.45           1.67
                                                              ------         ------         ------         ------         ------
Distributions:
 Net investment income ..................................       (.34)          (.37)          (.31)          (.88)          (.04)
 In excess of net investment income .....................       (.30)          (.27)          (.17)          (.23)          (.02)
 Net realized gain on investments .......................       (.20)         (2.19)         (1.90)         (1.69)         (5.60)
 In excess of net realized gain on investments ..........         --          (1.06)            --             --             --
                                                              ------         ------         ------         ------         ------
   Total Distributions ..................................       (.84)         (3.89)         (2.38)         (2.80)         (5.66)
                                                              ------         ------         ------         ------         ------

Net Asset Value, End of Period ..........................     $60.86         $54.69         $58.48         $56.61         $53.96
                                                              ======         ======         ======         ======         ======
Total Return (%) ........................................      12.90            .26           7.63          10.20           4.86

Ratios/Supplemental Data:
 Net Assets, end of period ($000 omitted) ...............    940,779        839,767        743,615        622,389        563,333

 Ratios to average net assets (%):
   Operating expenses, net ..............................       1.22           1.26           1.30           1.30           1.30
   Operating expenses, gross ............................       1.22           1.26           1.31           1.31           1.33
   Net investment income ................................       1.15            .91            .91            .97            .70

 Portfolio turnover rate (%)  ...........................      68.46          73.54          42.43          42.96          72.23

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

                                              International Securities Fund  62

International Securities Fund

Financial Highlights - Class E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                     Years Ended December 31,
                                                 -------------------------------
                                                  1998         1997      1996*
                                                 --------    -------    -------
Net Asset Value, Beginning of Period .........   $54.64       $58.47     $58.56
                                                 ------       ------     ------

Income From Investment Operations:
 Net investment income (c)  ..................      .28          .35       (.03)
 Net realized and unrealized gain (loss) on
 investments .................................     6.53         (.64)      1.68
                                                 ------       ------     ------
   Total Income From Investment Operations ...     6.81         (.29)      1.65
                                                 ------       ------     ------

Distributions:
 Net investment income .......................     (.30)        (.14)      (.27)
 In excess of net investment income ..........     (.27)        (.15)      (.16)
 Net realized gain on investments ............     (.20)       (2.19)     (1.31)
 In excess of net realized gain on investments       --        (1.06)        --
                                                 ------       ------     ------

   Total Distributions .......................     (.77)       (3.54)     (1.74)
                                                 ------       ------     ------

Net Asset Value, End of Period ...............   $60.68       $54.64     $58.47
                                                 ======       ======     ======
Total Return (%)(a)...........................    12.53         (.41)      2.86

Ratios/Supplemental Data:
 Net Assets, end of period ($000 omitted).....    4,431        1,271        623

 Ratios to average net assets (%)(b):
   Operating expenses ........................     1.64         1.96       2.00
   Net investment income .....................      .49          .19       (.61)

 Portfolio turnover rate (%)(b)...............    68.46        73.54      42.43

*   For the period November 4, 1996 (commencement of sale) to December 31, 1996.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1996 are annualized.
(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.


63  International Securities Fund

DIVERSIFIED BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)



OBJECTIVE: To provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

INVESTS IN: Fixed-income securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy and employed three managers with distinct approaches to managing portfolios of intermediate-maturity, investment-grade fixed income securities.

                           [LINE GRAPH APPEARS HERE]

        Dates         Diversified Bond - Class S               LB Aggregate **      Lipper(R) Intermediate++
                    *                              $10,000                  $10,000                             $10,000
                 1989                              $11,253                  $11,453                             $11,135
                 1990                              $12,106                  $12,480                             $11,923
                 1991                              $13,959                  $14,477                             $13,734
                 1992                              $14,874                  $15,548                             $14,659
                 1993                              $16,363                  $17,064                             $16,053
                 1994                              $15,832                  $16,566                             $15,517
                 1995                              $18,643                  $19,627                             $18,090
                 1996                              $19,281                  $20,340                             $18,665
                 1997                              $21,034                  $22,303                             $20,240
                 1998                              $22,737                  $24,241                             $21,745
------------------------------------------------------------------------------------------------------------------------

        Total                                     $176,082                 $184,099                            $171,761
========================================================================================================================


DIVERSIFIED BOND FUND - CLASS S                   LEHMAN BROTHERS AGGREGATE BOND INDEX
PERIODS ENDED   GROWTH OF      TOTAL                PERIODS ENDED        GROWTH OF            TOTAL
  12/31/98       $10,000      RETURN                   12/31/98           $10,000             RETURN
-------------  ----------  --------------         ----------------  ---------------  ---------------------
1 Year         $10,809      8.09%                 1 Year              $10,869           8.69%
5 Years        $13,895      6.80%(S)              5 Years             $14,206           7.27%(S)
10 Years       $22,737      8.56%(S)              10 Years            $24,241           9.26%(S)

                                                  LIPPER(R) INTERMEDIATE INVESTMENT GRADE DEBT FUNDS
DIVERSIFIED BOND FUND - CLASS E ++++              BENCHMARK
PERIODS ENDED   GROWTH OF      TOTAL                PERIODS ENDED        GROWTH OF            TOTAL
  12/31/98       $10,000      RETURN                   12/31/98           $10,000             RETURN
-------------  ----------  --------------         ----------------  ---------------  ---------------------
1 Year         $10,763      7.63%                 1 Year              $10,744           7.44%
5 Years        $13,727      6.54%(S)              5 Years             $13,546           6.26%(S)
10 Years       $22,462      8.43%(S)              10 Years            $21,745           8.08%(S)


65  Diversified Bond Fund

DIVERSIFIED BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)

PERFORMANCE REVIEW
For the year ended December 31, 1998, the Diversified Bond Fund Class S and Class E shares reflected total returns of 8.1% and 7.6%, respectively, as compared to the Lehman Brothers Aggregate Bond Index, which gained 8.7%. The Index outperformed primarily due to the Fund's emphasis on yield sectors, which lagged treasuries in virtually all categories. However, performance was favorable versus the Lipper(R) Intermediate Investment Grade Debt Funds Benchmark, which finished the year with a return of 7.4%.

PORTFOLIO HIGHLIGHTS:
Bonds produced returns slightly above long-term expectations in 1998. Falling yields and a flight to quality resulted in the outperformance of US treasuries relative to other sectors of the US bond market during the year. Spread sectors, including corporate bonds and mortgage- and asset-backed securities lagged due to severe credit spread widening during the third quarter. After trending toward historic lows over the past few years, credit spreads widened to their largest level in two decades, driven by increasing fears of a global recession. The Federal Reserve Board intervened during the third and fourth quarters, applying three separate interest rate cuts, which added a degree of liquidity to the market. Although this helped restore investor confidence, the subsequent narrowing of credit spreads failed to fully offset third quarter widening.

Given their emphasis on spread sectors to add value, the unexpected sudden and dramatic widening of credit spreads eroded the performance of most bond funds. The Diversified Bond Fund, which was overweighted in lower quality corporates and mortgage-backed securities, also found this to be true. However, the impact to the Fund's performance was minimal, due to effective security selection and yield curve strategies, as well as being longer in duration versus the Index for much of the year.

TOP TEN ISSUERS
(as a percent of Total Investments)                            December 31, 1998
United States Treasury                                                      15.4%
Federal National Mortgage Association                                       14.6
Government National Mortgage Association                                    10.9
Federal Home Loan Mortgage Corp.                                             8.4
Merrill Lynch & Co.                                                          1.4
Green Tree                                                                   1.5
Tennessee Valley Authority                                                   1.2
Onyx Acceptance Grantor Trust                                                0.9
General Motors Acceptance Corp.                                              0.8
Ford Motor Credit Co.                                                        0.7

PORTFOLIO CHARACTERISTICS
                                                               December 31, 1998

Weighted Average Quality Diversification                                     AA1
Weighted Average Years-to-Maturity                                     9.4 Years
Weighted Average Duration                                              4.7 Years
Current Yield (SEC 30-day standardized)
 Class S                                                                     5.4%
 Class E                                                                     5.1%
Number of Issues                                                             938
Number of Issuers                                                            619

MONEY MANAGERS                                                   STYLES


Lincoln Capital Management Co.                               Enhanced Core
Pacific Investment Management Co.                            Broad Market-Sector
                                                               Rotation
Standish, Ayer & Wood, Inc.                                  Broad Market-Sector
                                                               Rotation

* The Diversified Bond Fund - Class S assumes initial investment on January 1, 1989.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++ Lipper(R) Intermediate (5-10 Yr.) Investment Grade Debt Funds Benchmark total return for the universe of funds within the Intermediate Investment Grade Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++++ The Diversified Bond Fund - Class E - For the period, November 4, 1996
     (commencement of sales) to May 15, 1998, shareholder service and Rule 12b-1 distribution fees were charged. From May 16, 1998 through December 31, 1998, only shareholder service fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class E to provide historical perspective.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                       Diversified Bond Fund  66

DIVERSIFIED BOND FUND

STATEMENT OF NET ASSETS

                                                               DECEMBER 31, 1998

                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
                                                              (000)      (000)
                                                                $          $
                                                            ---------   --------
LONG-TERM INVESTMENTS - 98.4%
ASSET-BACKED SECURITIES - 10.5%
Advanta Home Equity Loan Trust
 Series 1991-1 Class A
 9.000% due 02/25/06                                            37            37
AFC Home Equity Loan Trust
 Series 1996-2 Class 1 A3
 7.590% due 09/25/27                                           933           934
Arcadia Automobile Receivables Trust
 Series 1998-A Class A4
 6.000% due 11/17/03                                           315           317
 Series 1998-B Class A3
 5.950% due 11/15/02                                           610           617
 Series 1998-B Class A4
 6.000% due 11/15/03                                           215           219
 Series 1998-D Class A3
 5.800% due 08/15/06                                           675           677
BankAmerica Manufactured Housing
 Contract
 Series 1997-1 Class A4
 6.195% due 06/10/10 (c)                                     1,000         1,020
Case Equipment Loan Trust
 Series 1998-A Class A4
 5.830% due 02/15/05                                         2,185         2,210
Chase Funding Mortgage Loan
 Series 1998-2 Class IIA2
 5.875% due 03/25/17                                         1,700         1,700
Circuit City Credit Card Master Trust
 Series 1994-2 Class A
 8.000% due 11/15/03                                         2,030         2,078
Citibank Credit Card Master Trust I
 Series 1997-3 Class A
 6.840% due 02/10/04 (c)                                       980         1,003
 Series 1998-6 Class A
 5.850% due 04/10/03                                         2,535         2,560
Contimortgage Home Equity Loan Trust
 Mortgage Pass-thru Certificate
 Series 1994-4 Class A6
 8.270% due 12/15/24                                           168           174
 Series 1996-4 Class A-9
 6.880% due 01/15/28 (d)                                       825           837
 Series 1997-2 Class A6
 7.120% due 03/15/16                                           825           844
Discover Card Master Trust I
 Series 1998-7 Class A
 5.600% due 05/15/06                                         1,225         1,227
EQCC Home Equity Loan Trust
 Series 1997-1 Class A4
 7.160% due 03/15/13                                           900           911
Fleetwood Credit Corporation
 Grantor Trust
 Series 1997-B Class A
 6.400% due 05/15/13 (c)                                     2,889         2,940
Ford Credit Auto Owner Trust
 Series 1998-C Class A5
 5.860% due 10/15/02                                         1,150         1,164
Green Tree Financial Corp.
 Series 1996-9 Class A5
 7.200% due 01/15/28                                         1,000         1,027
 Series 1997-1 Class M1
 7.220% due 03/15/28 (c)                                     1,200         1,221
 Series 1997-4 Class M1
 7.220% due 02/15/29                                           925           978
Green Tree Home Improvement
 Loan Trust
 Series 1997-A Class HEA5
 7.210% due 03/15/28                                         1,465         1,499
 Series 1997-E Class HEA6
 6.620% due 01/15/29                                         1,370         1,398
 Series 1998-D Class HIA2
 5.940% due 06/15/29                                           345           346
 Series 1998-E Class HIA1
 5.907% due 08/15/07                                         1,205         1,207
Green Tree Lease Finance
 Series 1998-1 Class A4
 5.740% due 01/20/04                                           540           543
Green Tree Recreational,
 Equipment & Consumer Loan Trust
 Series 1997-3 Class A1
 6.550% due 07/15/28                                         2,245         2,279
 Series 1998-A Class A1C
 6.180% due 06/15/19                                           470           479
 Series 1998-C Class A4
 6.170% due 02/15/11                                         1,850         1,883
J.C. Penney Master Credit Card Trust
 Series E Class A
 5.500% due 06/15/07                                           900           894
Metris Master Trust
 Series 1996-1 Class A
 6.450% due 02/20/02                                         1,877         1,884
 Series 1997-1 Class A
 6.870% due 10/20/05                                         2,695         2,810
Newcourt Equipment Trust Securities
 Series 1998-1 Class A4
 5.393% due 05/20/04                                         3,500         3,491

67  Diversified Bond Fund

DIVERSIFIED BOND FUND

                                                               DECEMBER 31, 1998

                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
                                                              (000)      (000)
                                                                $          $
                                                            ---------   --------
Oakwood Mortgage Investors, Inc.
 Series 1997-D Class A3
 6.500% due 02/15/28                                           605           614
 Series 1998-A Class A2
 6.100% due 05/15/28                                           715           716
Onyx Acceptance Grantor Trust
 Series 1997-1 Class A
 6.550% due 09/15/03 (c)                                        72            73
 Series 1998-1 Class A
 5.950% due 07/15/04                                         2,217         2,225
 Series 1998-A Class A3
 5.850% due 08/15/02                                         2,580         2,594
 Series 1998-C Class A2
 5.550% due 09/15/01                                         1,500         1,499
 Series 1998-C Class A3
 5.650% due 04/15/02                                         1,465         1,467
Pacificamerica Home Equity Loan
 Series 1998-2 Class AF
 6.590% due 06/26/28 (c)                                     1,534         1,583
Preferred Credit Corp.
 Series 1997-1 Class A6
 7.590% due 07/25/26                                           850           895
Premier Auto Trust
 Series 1997-2 Class A5
 6.320% due 03/06/02                                         1,785         1,821
 Series 1998-3 Class A4
 5.960% due 10/08/02                                           910           922
 Series 1998-5 Class A4
 5.190% due 04/08/03                                         1,455         1,447
Provident Bank Home Equity Loan Trust
 Series 1998-4 Class A2
 5.970% due 11/25/13                                         1,095         1,095
 Series 1998-4 Class A4
 6.170% due 04/25/22                                         1,070         1,070
Providian Master Trust
 Series 1997-4 Class A
 6.250% due 06/15/07                                         2,065         2,108
Saxon Asset Securities Trust
 Series 1998-4 Class AF3
 6.265% due 07/25/23                                         1,290         1,297
 Series 1998-4 Class AF6
 6.400% due 01/25/30                                         1,600         1,613
Sears Credit Account Master Trust
 Series 1998-1 Class A
 5.800% due 08/15/05                                           110           110
Student Loan Marketing Association
 Series 1996-3 Class A1
 5.240% due 10/25/04 (c)                                     1,764         1,762
Team Fleet Financing Corp.
 Series 1997-1 Class A
 7.350% due 05/15/03                                         1,800         1,851
The Money Store Home Equity Loan Trust
 Series 1998-A Class AF5
 6.370% due 12/15/23                                         1,170         1,181
UCFC Home Equity Loan
 Series 1996-B1 Class A4
 7.525% due 12/15/17                                           725           740
Union Acceptance Corp.
 Series 1998-B Class A4
 5.900% due 02/09/04                                         1,440         1,459
USAA Auto Loan Grantor Trust
 Series 1998-1 Class A
 5.800% due 01/15/05                                         2,630         2,659
Wal-Mart Stores, Inc.
 Series 1994-B3
 8.800% due 12/30/14                                           315           399
WFS Financial Owner Trust
 Series 1998-A Class A4
 5.950% due 05/20/03                                         2,610         2,645
 Series 1998-B Class A4
 6.050% due 04/20/03                                           855           874
World Financial Network
 Credit Card Master Trust
 Series 1996-A Class A
 6.700% due 02/15/04 (c)                                     2,425         2,499
World Omni Automobile Lease
 Securitization Trust
 Series 1996-B Class A2
 6.200% due 11/15/02                                           767           770
 Series 1997-A Class B
 6.088% due 06/25/03 (c)                                       747           761
 Series 1997-B Class A3
 6.180% due 11/25/03                                         1,564         1,573
                                                                          ------
                                                                          85,730
                                                                          ------

BANKERS ACCEPTANCE NOTES - 0.0%
Mellon Bank, NA
 7.625% due 09/15/07                                           355           401
                                                                            -----
CORPORATE BONDS AND NOTES - 20.1%
Air Products & Chemicals, Inc.
 8.750% due 04/15/21                                           250           319
Allegiance Corp.
 7.300% due 10/15/06                                           875           927
 7.000% due 10/15/26                                           130           138
America West Airlines
 Series A
 6.850% due 07/02/09                                           471           488

                                                        Diversified Bond Fund 68

DIVERSIFIED BOND FUND

                                                               DECEMBER 31, 1998

                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
                                                              (000)      (000)
                                                                $          $
                                                            ---------   --------
American Express Co.
 8.500% due 08/15/01                                           255           274
American Health Properties, Inc.
 7.050% due 01/15/02                                           550           572
American Stores Co.
 8.000% due 06/01/26                                           690           812
Analog Devices, Inc.
 6.625% due 03/01/00                                           125           126
Archer Daniels Co.
 8.375% due 04/15/17                                           665           831
Aristar, Inc.
 6.300% due 07/15/00                                         1,270         1,279
 7.750% due 06/15/01                                           500           521
Associates Corp. of North America
 6.500% due 10/15/02                                           450           465
 Series H (MTN)
 7.090% due 04/11/03                                           400           424
AT&T Capital Corp.
 5.438% due 04/01/99 (c)                                     2,000         1,999
AT&T Corp.
 8.625% due 12/01/31                                           220           247
Atlantic Richfield Co.
 9.125% due 08/01/31                                           550           752
Avco Financial Services, Inc.
 5.750% due 01/23/01 (MTN)                                   1,280         1,285
 6.000% due 08/15/02                                           800           809
Baltimore Gas & Electric Co.
 7.250% due 07/01/02                                           500           529
 6.500% due 02/15/03                                           840           873
Banco De Latinoamerica
 6.500% due 04/02/01                                         1,225         1,248
Bank of New York, Inc.
 7.875% due 11/15/02                                           350           379
Bank One, Columbus, Ohio
 7.375% due 12/01/02                                           120           128
BankAmerica Corp.
 6.850% due 03/01/03                                           425           445
 6.875% due 06/01/03                                           260           272
Barnett Bank, Inc.
 6.900% due 09/01/05                                           405           433
Baxter International Inc.
 6.630% due 02/15/28                                           825           828
Bear Stearns Co Inc. (MTN)(c)
 5.737% due 02/16/01                                         2,000         1,997
Bell Telephone Co. of Pennsylvania
 8.350% due 12/15/30                                           355           462
BellSouth Telecommunications
 7.000% due 12/01/95                                           385           422
Beneficial Corp.
 8.400% due 05/15/08                                         1,235         1,429
Boeing Co.
 8.750% due 08/15/21                                           550           696
Campbell Soup Co.
 8.875% due 05/01/21                                           420           558
Cardinal Health, Inc.
 6.250% due 07/15/08                                           500           513
Carolina Power & Light Co.
 6.875% due 08/15/23                                           410           431
Case Corp.
 7.250% due 08/01/05                                           330           341
 7.250% due 01/15/16                                           295           297
Caterpillar Financial Services (MTN)
 9.500% due 02/06/07                                           420           516
Caterpillar, Inc.
 8.000% due 02/15/23                                           200           237
Central Fidelity Banks, Inc.
 8.150% due 11/15/02                                           170           186
Central Power & Light Co.
 Series FF
 6.875% due 02/01/03                                           600           631
Champion International Corp.
 6.400% due 02/15/26                                           460           472
Chase Manhattan Corp.
 6.500% due 08/01/05                                           300           311
Chesapeake & Potomac Telephone Co.
 8.375% due 10/01/29                                           230           299
Choice Hotels International, Inc.
 7.125% due 05/01/08                                         1,075         1,112
Chrysler Financial Corp.
 5.875% due 02/07/01                                         1,000         1,012
 6.080% due 03/12/01 (MTN)                                     900           915
 5.569% due 06/11/01 (MTN)(c)                                2,000         1,993
Cincinnati Bell Telephone Co.
 6.300% due 12/01/28                                           600           606
Cincinnati Gas & Electric Co.
 7.200% due 10/01/23                                           410           421
CIT Group, Inc.
 6.150% due 12/15/02 (MTN)                                     500           508
 5.625% due 10/15/03                                         1,920         1,919
Citicorp
 5.375% due 05/24/01 (MTN)(c)                                2,000         2,000
 9.500% due 02/01/02                                           120           133
 7.125% due 06/01/03                                           390           412
Citigroup, Inc.
 6.875% due 02/15/98                                           790           788
City National Bank
 6.375% due 01/15/08                                           600           618

69  Diversified Bond Fund

DIVERSIFIED BOND FUND

                                                               DECEMBER 31, 1998

                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
                                                              (000)      (000)
                                                                $          $
                                                            ---------   --------
Coca Cola Enterprises Inc.
 7.000% due 10/01/26                                           675           739
 6.750% due 01/15/38                                           250           258
Colonial Realty, L.P. (MTN)
 6.980% due 09/26/05                                           450           433
Comerica Bank
 6.000% due 10/01/08                                           400           406
Commercial Credit Group, Inc.
 5.750% due 07/15/00                                           295           297
 7.875% due 07/15/04                                           805           890
 6.500% due 06/01/05                                           540           563
 8.700% due 06/15/10                                           380           463
Commonwealth Edison Co.
 Series 85
 7.375% due 09/15/02                                           945           997
Conagra, Inc. (MTN)
 8.100% due 05/20/02                                           300           323
Consolidated Rail Corp.
 Pass-thru Certificate Structured Note
 Series 1995 Class A
 6.760% due 05/25/15                                           448           462
Constitution Capital Trust I
 9.150% due 04/15/27                                           400           518
CoreStates Capital Corp.
 5.875% due 10/15/03                                           400           404
Cox Communications, Inc.
 6.500% due 11/15/02                                           550           569
 6.690% due 09/20/04 (MTN)                                     400           420
Crown Cork & Seal Finance PLC
 7.000% due 12/15/06                                           750           755
CSX Corp.
 7.900% due 05/01/17                                           400           451
DaimlerChrysler AG
 7.450% due 03/01/27                                           800           918
Dillards Inc.
 6.430% due 08/01/04                                         1,025         1,027
Dole Food Co., Inc.
 6.750% due 07/15/00                                           170           170
Duke Power Co.
 7.000% due 07/01/33                                           695           724
Eastman Chemical Co.
 7.250% due 01/15/24                                           300           296
Excel Realty Trust, Inc.
 6.875% due 10/15/04                                           775           810
Federal Express Corp.
 7.600% due 07/01/97                                           300           300
Federated Department Stores Inc.
 6.125% due 09/01/01                                           900           910
Finova Capital Corp.
 5.875% due 10/15/01                                           500           500
 7.125% due 05/01/02                                           925           959
First Bank Systems, Inc.
 8.000% due 07/02/04                                           700           777
First Chicago Corp.
 5.502% due 11/14/01 (MTN)(c)                                3,000         2,967
 8.875% due 03/15/02                                           505           554
First Interstate Bancorp (MTN)
 9.375% due 01/23/02                                           135           150
First Tennessee Bank
 Series BKNT
 5.750% due 12/01/08                                         1,225         1,211
First Union Institutional Capital Trust I
 8.040% due 12/01/26                                           225           248
First Union National Bank
 5.800% due 12/01/08                                           600           599
First Union National Bank, Newark (MTN)
 7.125% due 10/15/06                                           500           548
Fleet Financial Group, Inc.
 6.875% due 03/01/03                                           300           312
 8.125% due 07/01/04                                           595           665
Florida Residential Property & Casualty
 Insurance Co.
 Series A
 7.375% due 07/01/03                                         1,700         1,805
Florida Windstorm
 6.500% due 08/25/02                                           925           955
Ford Motor Credit Co.
 5.500% due 03/21/01 (MTN)(c)                                4,000         4,000
 6.125% due 04/28/03                                         1,830         1,869
 7.500% due 06/15/04                                           300           326
 6.750% due 05/15/05                                           350           370
Fort James Corp.
 6.625% due 09/15/04                                           895           911
Fortune Brands, Inc.
 7.875% due 01/15/23                                           380           436
General Electric Capital Corp.
 8.300% due 09/20/09                                           235           288
 6.660% due 05/01/18 (c)                                       775           790
General Motors Acceptance Corp.
 5.480% due 12/16/02 (MTN)                                   2,535         2,531
 6.750% due 03/15/03                                         4,000         4,175
Grand Metropolitan Investment Corp.
 7.450% due 04/15/35                                           300           347
GTE California, Inc.
 6.750% due 05/15/27                                           550           584

                                                        Diversified Bond Fund 70

DIVERSIFIED BOND FUND

                                                               DECEMBER 31, 1998

                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
                                                              (000)      (000)
                                                                $          $
                                                            ---------   --------
Hertz Corp.
 7.625% due 08/01/02                                           550           582
 9.000% due 11/01/09                                           230           278
Homeside, Inc.
 11.250% due 05/15/03                                        1,025         1,180
Household Finance Corp. (MTN)
 6.125% due 07/15/02                                         1,200         1,197
IMC Global, Inc.
 6.500% due 08/01/03                                           500           488
Interamerican Development Bank
 6.375% due 10/22/07                                           300           324
International Business Machines Corp.
 7.125% due 12/01/96                                           780           874
International Lease Finance Corp.
 6.375% due 08/01/01                                           400           408
 6.375% due 02/15/02                                           400           408
 8.375% due 12/15/04                                         1,000         1,129
IRT Property Co.
 7.250% due 08/15/07                                           450           439
ITT Financial Corp.
 7.400% due 11/15/25                                           955           945
Jackson National Life Insurance Co.
 8.150% due 03/15/27                                           950         1,091
JC Penney & Co., Inc.
 7.600% due 04/01/07                                           550           605
JPM Capital Trust I
 7.540% due 01/15/27                                           225           236
Kansas Gas & Electric Co.
 7.600% due 12/15/03                                           200           215
 6.500% due 08/01/05                                           450           459
Key Bank Corp.
 8.000% due 07/01/04                                           150           167
 7.500% due 06/15/06                                           750           829
 6.500% due 04/15/08                                           750           790
Lehman Brothers Holdings, Inc. (MTN)
 6.000% due 02/26/01                                         1,000           998
Liberty Mutual Insurance Co.
 7.697% due 10/15/97                                         1,650         1,706
Lincoln National Corp.
 7.250% due 05/15/05                                           450           480
 7.000% due 03/15/18                                           450           472
Loral Corp.
 7.000% due 09/15/23                                           675           706
Lowes Companies, Inc.
 6.875% due 02/15/28                                           680           714
Mattel, Inc.
 6.000% due 07/15/03                                           500           505
May Department Stores Co.
 6.875% due 11/01/05                                           480           517
Mellon Capital II
 Series B
 7.995% due 01/15/27                                           320           356
Merck & Co., Inc.
 5.950% due 12/01/28                                         1,225         1,223
Merrill Lynch & Co.
 6.000% due 02/12/03                                           800           812
Mirage Resorts, Inc.
 6.625% due 02/01/05                                           955           927
Nabisco, Inc.
 6.375% due 02/01/35                                           850           823
Natexis Ambs Co. LLC
 Series A
 8.440% due 12/29/49                                           150           142
Nationsbank Corp.
 7.750% due 08/15/04                                           450           496
New England Telephone & Telegraph Co.
 7.875% due 11/15/29                                           235           290
News America Holdings, Inc.
 8.875% due 04/26/23                                           500           606
 7.750% due 01/20/24                                           450           485
 7.125% due 04/08/28                                           250           249
Northwestern Bell Telephone Co.
 7.750% due 05/01/30                                           630           726
Norwest Corp.
 Series H (MTN)
 6.750% due 06/15/07                                           300           320
Norwest Financial, Inc.
 6.250% due 11/01/02                                           525           539
 6.375% due 11/15/03                                           575           596
 6.000% due 02/01/04                                           600           611
 6.750% due 06/01/05                                           200           211
NYNEX Capital Funding Co.
 8.750% due 12/01/04                                           450           522
NYNEX Corp. (MTN)
 9.550% due 05/01/10                                           349           432
Occidental Petroleum Corp.
 8.500% due 11/09/01 (MTN)                                     245           260
 10.125% due 11/15/01                                          210           230
Panamsat Corp.
 6.125% due 01/15/05                                           600           590
Pennsylvania Power & Light Co.
 6.875% due 03/01/04                                         1,000         1,052
Philadelphia Electric Company
 7.125% due 09/01/02                                           550           577
Philip Morris Cos., Inc.
 6.950% due 06/01/06                                           295           314
 7.200% due 02/01/07                                         1,000         1,086
 7.650% due 07/01/08                                           310           350

71  Diversified Bond Fund

DIVERSIFIED BOND FUND

                                                               DECEMBER 31, 1998

                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
                                                              (000)      (000)
                                                                $          $
                                                            ---------   --------
Pitney Bowes Credit Corp.
 8.550% due 09/15/09                                           460           568
PNC Funding Corp.
 6.875% due 07/15/07                                           800           854
Praxair, Inc.
 6.850% due 06/15/05                                           700           715
Procter & Gamble Co. Sharing ESOP
 Series A
 9.360% due 01/01/21                                            90           120
Provident Cos., Inc.
 6.375% due 07/15/05                                         1,000         1,031
Ralston Purina Co.
 7.875% due 06/15/25                                           615           696
Raytheon Co.
 6.300% due 03/15/05                                           880           902
Realty Income Corp.
 7.750% due 05/06/07                                         1,175         1,113
Reliastar Financial Corp.
 6.500% due 11/15/08                                           600           607
Republic of New York Corp.
 9.750% due 12/01/00                                           190           205
 8.250% due 11/01/01                                           150           161
Rite Aid Corp.
 6.700% due 12/15/01                                           950           974
Ryder System, Inc.
 Series P
 6.600% due 11/15/05                                           600           602
Safeway, Inc.
 6.050% due 11/15/03                                           440           443
Salomon Smith Barney Holdings, Inc.
 6.250% due 06/15/05                                           650           656
Sears Roebuck Acceptance Corp.
 6.750% due 01/15/28                                           800           806
 Series II (MTN)
 6.690% due 04/30/01                                           375           385
Service Corp. International
 6.750% due 06/01/01                                           250           256
 7.375% due 04/15/04                                           560           594
 6.000% due 12/15/05                                           300           297
Shopping Center Associates
 6.750% due 01/15/04                                           750           741
Socgen Real Estate Co., LLC
 Series A
 7.640% due 12/29/49 (g)                                       430           403
Southern California Edison Co.
 6.375% due 01/15/06                                           575           602
Spieker Properties (MTN)
 8.000% due 07/19/05                                           700           722
Sprint Capital Corp.
 6.125% due 11/15/08                                         3,155         3,224
Star Banc Corp.
 5.875% due 11/01/03                                           300           302
Summit Properties Partnership, L.P.
 7.200% due 08/15/07                                           475           453
Suntrust Banks, Inc.
 7.375% due 07/01/02                                           700           742
 6.250% due 06/01/08                                           150           156
Texaco Capital, Inc.
 9.750% due 03/15/20                                         1,290         1,799
 8.875% due 09/01/21                                           220           283
TIG Capital Trust I
 8.597% due 01/15/27                                         1,050         1,185
Time Warner, Inc.
 7.975% due 08/15/04                                           300           333
 8.110% due 08/15/06                                           600           684
 8.180% due 08/15/07                                           600           695
 6.875% due 06/15/18                                           950           995
Union Carbide Chemicals & Plastics
 7.875% due 04/01/23                                           590           608
Union Oil Co. (MTN)
 9.400% due 02/15/11                                           470           605
Union Pacific Corp.
 7.600% due 05/01/05                                           120           129
Union Pacific Railroad Trust
 Pass-thru Certificate
 Series 1996-A2
 7.060% due 05/15/03                                           500           534
Union Planters Bank
 6.500% due 03/15/18                                           670           686
United Technologies Corp.
 8.750% due 03/01/21                                           380           496
US Bank National Association Minnesota
 5.647% due 12/19/01 (c)                                     2,000         2,016
 5.625% due 11/30/05                                         1,500         1,496
US West Communications, Inc.
 5.625% due 11/15/08                                           200           202
USA Waste Services, Inc.
 6.500% due 12/15/02                                           825           838
USX Marathon Group
 8.500% due 03/01/23                                           800           882
Virginia Electric & Power Co.
 8.750% due 04/01/21                                           200           217
Wachovia Corp.
 6.800% due 06/01/05                                           305           323
 5.625% due 12/15/08                                         1,225         1,218
Wal-Mart Stores, Inc.
 7.500% due 05/15/04                                           300           332

                                                        Diversified Bond Fund 72

DIVERSIFIED BOND FUND

                                                               DECEMBER 31, 1998

                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
                                                              (000)      (000)
                                                                $          $
                                                            ---------   --------
Walt Disney Co.
 Series E (MTN)
 5.125% due 12/15/03                                          600           597
Wells Fargo & Co.
 6.875% due 04/01/06                                          500           532
 7.125% due 08/15/06                                        1,125         1,223
Wellsford Residential Property Trust
 9.375% due 02/01/02                                          750           804
Westvaco Corp.
 9.750% due 06/15/20                                          115           154
Whirlpool Corp.
 9.500% due 06/15/00                                          250           263
Willamette Industries, Inc.
 7.850% due 07/01/26                                          520           565
Wilmington Trust
 10.370% due 01/02/07                                       1,647         1,742
Wisconsin Central Transportation Corp.
 6.625% due 04/15/08                                          850           863
World Financial Properties Tower
 Series 1996 WBF-B
 6.910% due 09/01/13                                        1,169         1,188
Worldcom, Inc.
 6.400% due 08/15/05                                        2,550         2,651
 6.950% due 08/15/28                                          500           538
                                                                        -------
                                                                        163,191
                                                                        -------

EURODOLLAR BONDS - 1.7%
Australian Gas Light Co.
 6.400% due 04/15/08                                        1,600         1,627
Caterpillar Financial Services Corp.
 5.492% due 02/12/01 (MTN)(c)                               4,000         3,997
Hutchison Whampoa Finance, Ltd.
 7.450% due 08/01/17                                          775           671
Merita Bank, LTD
 7.500% due 12/29/49 (g)                                      850           830
Nationsbank Corp.
 5.371% due 06/17/02 (MTN)(c)                               3,000         2,978
Ontario, Province of
 7.375% due 01/27/03                                          525           565
 5.500% due 10/01/08                                        3,225         3,237
                                                                        -------
                                                                         13,905
                                                                        -------

MORTGAGE-BACKED SECURITIES - 39.7%
ACLC Franchise Loan Receivables 1997
 Pass Thru Class A1
 7.120% due 03/15/12                                          818           851
American Southwest Financial Corp.
 Series G Class G-4 CMO
 12.250% due 11/01/14                                         194           203
BKB Commercial Mortgage Trust
 Series 1997-C1 Class B
 7.218% due 04/25/00 (c)                                      314           314
Capita Equipment Receivables Trust
 Series 1996-1 Class A4
 6.280% due 06/15/00                                          860           865
Chase Commercial Mortgage Securities Corp.
 Series 1997-1 Class E
 7.370% due 12/19/07 (c)                                      800           767
Chase Mortgage Finance Corp.
 Series 1998-S4 Class A4
 6.550% due 08/25/28                                        2,000         2,003
Citicorp Mortgage Securities, Inc.
 Series 1992-1 Class A-5
 8.000% due 04/25/21                                            6             6
Collateralized Mortgage Obligation
 Trust 56 Class B CMO
 9.985% due 12/01/18                                          192           200
Commercial Mortgage Acceptance Corp.
 Series 1997-ML1 Class A1
 6.500% due 11/15/04 (c)                                    1,157         1,190
Credit Suisse First Boston
 Mortgage Securities Corp.
 Series 1998-C2 Class A1
 5.960% due 12/15/07                                        2,645         2,675
Delta Funding Home Equity Loan Trust
 Series 1997-3 Class M1F
 7.080% due 10/25/28                                          500           479
DLJ Commercial Mortgage Corp.
 Series 1998-CF2 Class A1A
 5.880% due 11/12/31                                        2,255         2,269
DLJ Mortgage Acceptance Corp.
 Series 1993 Class A-2 CMO
 7.650% due 09/18/03                                        2,500         2,531
Federal Home Loan Mortgage Corp. (b)
 6.500% 15 Year TBA                                           215           218
 6.500% 30 Year TBA                                         8,400         8,507
 7.500% 30 Year TBA                                         3,000         3,124
 6.000% 30 Year TBA Gold                                    8,800         8,693
Federal Home Loan Mortgage Corp.
 Participation Certificate
 7.500% due 2001                                              137           137
 7.000% due 2002                                               67            68
 6.500% due 2003                                               92            93
 7.000% due 2003                                              248           251
 6.750% due 2007                                              311           317
 7.500% due 2007                                              595           612
 7.000% due 2008                                              454           463
 8.000% due 2008                                               94            97

73  Diversified Bond Fund

DIVERSIFIED BOND FUND

                                                               DECEMBER 31, 1998

                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
                                                              (000)      (000)
                                                                $          $
                                                            ---------   --------
 8.500% due 2008                                               130           135
 6.500% due 2009                                             1,335         1,356
 7.500% due 2009 (c)                                            98           101
 7.500% due 2009                                             1,600         1,647
 8.000% due 2009                                               177           183
 6.500% due 2010                                               101           102
 7.000% due 2010                                               205           208
 7.500% due 2010                                                38            40
 8.000% due 2010                                                32            33
 6.000% due 2011                                             4,100         4,121
 6.500% due 2011                                               740           752
 7.000% due 2011                                               114           116
 7.500% due 2011                                               382           393
 8.000% due 2011                                               369           380
 6.000% due 2012                                                85            86
 7.500% due 2012                                               568           583
 8.000% due 2012                                               233           240
 6.500% due 2013                                             5,562         5,643
 7.000% due 2013                                               582           594
 12.000% due 2014                                               87            98
 12.000% due 2015                                               46            52
 9.000% due 2016                                               539           568
 12.500% due 2016                                               61            70
 8.000% due 2017                                               579           599
 9.000% due 2017                                                 3             3
 9.000% due 2018                                             1,064         1,135
 9.000% due 2020                                               530           567
 9.000% due 2022                                               173           183
 6.500% due 2024                                             3,007         3,030
 9.000% due 2024                                               633           671
 8.000% due 2025                                             2,819         2,946
 8.500% due 2025                                               623           652
 9.000% due 2025                                               386           409
 9.000% due 2026                                                16            17
 7.500% due 2027                                             2,151         2,209
 8.500% due 2027                                             2,777         2,907
 6.000% due 2028                                             2,773         2,740
 6.500% due 2028                                             3,501         3,526
 7.000% due 2028                                             1,889         1,926
 7.500% due 2028 (h)                                         1,591         1,634
 8.000% due 2028                                               641           663
 8.500% due 2028                                               337           353
Federal Home Loan Mortgage Corp.
 Participation Certificate
 Series 1053 Class
 7.000% due 03/15/21                                         1,252         1,278
Federal National Mortgage Association
 7.790% due 09/27/06                                           775           786
 7.280% due 05/23/07 (MTN)                                     655           694
 6.000% due 05/15/08 (h)                                     2,680         2,829
Federal National Mortgage Association (b)
 6.000% 15 Year TBA                                          1,840         1,845
 6.500% 15 Year TBA                                          1,845         1,871
 6.000% 30 Year TBA                                          6,270         6,188
 6.500% 30 Year TBA                                         10,965        11,037
 7.000% 30 Year TBA                                         20,465        20,874
Federal National Mortgage
 Association Pools
 7.000% due 1999                                               163           163
 7.500% due 1999                                             1,485         1,525
 8.500% due 1999                                                74            77
 7.000% due 2000                                               573           575
 9.500% due 2001                                                29            30
 8.000% due 2002                                               282           286
 9.500% due 2002                                                52            54
 6.000% due 2003                                               388           390
 7.000% due 2003                                               413           417
 7.500% due 2003                                               590           597
 8.000% due 2003                                               118           120
 9.500% due 2003                                                93            97
 6.500% due 2004                                                23            23
 8.000% due 2004                                               145           147
 9.500% due 2005                                                93            97
 9.500% due 2006                                                84            88
 7.000% due 2007                                               105           107
 7.200% due 2007                                               993         1,087
 6.500% due 2008                                               585           593
 7.000% due 2008                                               332           339
 6.500% due 2009                                             4,358         4,424
 7.000% due 2009                                               455           465
 6.500% due 2010                                               423           429
 8.000% due 2010                                                23            24
 10.500% due 2010                                               23            24
 7.500% due 2011                                               138           142
 8.000% due 2011                                                79            82
 6.500% due 2012                                               417           423
 7.000% due 2012                                               786           803
 7.500% due 2012                                               106           109
 6.500% due 2013                                             1,179         1,196
 9.000% due 2016                                                20            21
 8.000% due 2017                                               509           530
 9.000% due 2017                                               547           582
 8.000% due 2020                                                27            28
 7.500% due 2022                                               881           906
 6.500% due 2024                                             4,872         4,908
 7.500% due 2024                                               395           406
 8.000% due 2024                                             2,366         2,452

                                                        Diversified Bond Fund 74

DIVERSIFIED BOND FUND

                                                               DECEMBER 31, 1998

                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
                                                              (000)      (000)
                                                                $          $
                                                            ---------   --------
 8.500% due 2025                                               227           238
 8.000% due 2026                                               876           908
 8.500% due 2026                                             4,267         4,468
 9.000% due 2026                                               411           434
 7.500% due 2027                                             7,621         7,829
 8.000% due 2027                                             1,696         1,756
 8.500% due 2027                                             1,245         1,304
 6.000% due 2028                                             2,744         2,708
 6.500% due 2028                                             4,189         4,217
 7.500% due 2028                                             6,929         7,117
 8.000% due 2028                                             2,427         2,513
Federal National Mortgage Association
 REMIC
 Series 1992-10 Class ZD
 8.000% due 11/25/21                                         1,778         1,896
Federal National Mortgage Association
 Aces
 6.250% due 01/25/08                                         1,250         1,290
Federal National Mortgage Association
 Interest Only Inverse Floater
 Series 1993-208 Class SA
 0.251% due 02/25/23 (c)(i)                                 29,236           237
Federal National Mortgage Association
 Principal Only Strip
  Zero Coupon due 03/01/20                                     105            89
First Union Lehman Brothers Commercial
 Trust
 Series 1997-C1 Class C
 7.440% due 04/18/07                                           750           796
Government National Mortgage Association (b)
 6.500% 15 Year TBA                                          2,025         2,063
 6.500% 30 Year TBA                                          5,500         5,555
 7.000% 30 Year TBA                                          3,715         3,801
Government National Mortgage Association
 6.000% due 1999                                             1,200         1,190
 6.500% due 1999                                             2,910         2,940
 6.500% due 2008                                               153           156
 6.500% due 2009                                             1,416         1,443
 7.000% due 2011                                                19            19
 9.000% due 2016                                             1,302         1,398
 9.500% due 2016                                                70            75
 8.000% due 2017                                             1,185         1,244
 9.000% due 2017                                             1,976         2,124
 9.000% due 2020                                                58            62
 10.500% due 2020                                              244           268
 10.500% due 2021                                               55            60
 7.000% due 2022                                               573           587
 8.500% due 2022                                               238           253
 6.875% due 2023 (c)                                         2,703         2,746
 7.000% due 2023                                             2,231         2,284
 7.000% due 2023 (c)                                         5,201         5,277
 7.500% due 2023                                             4,495         4,638
 6.875% due 2024 (c)                                         1,112         1,125
 7.000% due 2024                                             6,460         6,611
 7.500% due 2024                                             1,070         1,104
 7.500% due 2025                                             1,529         1,576
 8.000% due 2025                                             2,333         2,425
 9.000% due 2025                                             4,500         4,833
 6.500% due 2026                                               251           254
 7.000% due 2026                                               323           330
 7.500% due 2026                                               338           348
 8.000% due 2026                                             5,077         5,276
 7.000% due 2027                                             3,264         3,340
 7.500% due 2027                                             1,695         1,747
 8.000% due 2027                                             5,667         5,890
 6.000% due 2028                                             4,928         4,865
 6.500% due 2028                                             6,099         6,160
 7.000% due 2028                                             6,895         7,055
Government National Mortgage
 Association
 Series 1998-23 Class ZA
 6.500% due 09/20/28                                         5,082         4,926
GS Mortgage Securities Corp. II
 Series 1997-GL Class A2A
 6.940% due 07/13/30                                         2,004         2,051
 Series 1998-C1 Class A1
 6.060% due 10/18/30                                         2,549         2,582
 Series 1998-GLII Class A1
 6.312% due 04/13/31 (c)                                       930           952
Housing Securities, Inc.
 Series 1994-2 Class A1
 6.500% due 07/25/09                                           791           797
LB Commercial Conduit Mortgage Trust
 Series 1998-C4 Class A1A
 5.870% due 08/15/06 (c)                                         1             1
Lehman Brothers Mortgage Trust, Inc.
 Series 1991-2 Class A-1
 8.000% due 03/20/99                                             7             7
Merrill Lynch Mortgage Investors, Inc.
 Series 1996-C2 Class A1
 6.690% due 11/21/28                                           438           449
 Series 1996-C2 Class A2
 6.820% due 11/21/28                                         2,400         2,515
 Series 1997-C1 Class A1
 6.950% due 06/18/29 (c)                                     7,337         7,625
 Series 1998-C3 Class A1
 5.650% due 12/15/30                                         1,175         1,181
Morgan Stanley Capital I
 Series 1998-HF1 Class A2
 6.520% due 01/15/08                                         1,200         1,252

75  Diversified Bond Fund

DIVERSIFIED BOND FUND

                                                               DECEMBER 31, 1998

                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
                                                              (000)      (000)
                                                                $          $
                                                            ---------   --------
Mortgage Capital Funding, Inc.
 Series 1996-MC1 Class A2B
 7.900% due 02/15/06                                             775         855
Norwest Asset Securities Corp.
 Series 1997-9 Class A5
 7.000% due 06/25/12                                             941         963
  Series 1998-18 Class A4
 6.250% due 08/25/28                                           2,385       2,329
Norwest Integrated Structured Assets, Inc.
 Series 1998-1 Class 2A4
 7.000% due 06/25/28                                           1,620       1,657
Residential Accredited Loans, Inc.
 Series 1997-QS1 Class A11
 7.500% due 02/25/27                                           1,956       2,002
Residential Funding Mortgage Securities I
 Series 1997-S4 Class A5
 7.000% due 03/25/12                                             929         948
 Series 1997-S10 Class A-5
 7.000% due 07/25/12                                             945         965
 Series 1997-S18 Class A7
 6.750% due 11/25/12                                             718         732
 Series 1998-S20 Class A24
 6.750% due 09/25/28                                           1,000       1,013
Resolution Trust Corp.
 Series 1994-C1 Class C
 8.000% due 06/25/26                                             975       1,018
 Series 1994-C2 Class D
 8.000% due 04/25/25                                             366         376
 Series 1995-C1 Class D
 6.900% due 02/25/27                                             775         770
Ryland Acceptance Corp. Four
 Series 88 Class E CMO
 7.950% due 01/01/19                                           1,697       1,740
Structured Asset Securities Corp.
 Mortgage Pass-thru Certificate
 Series 1996-CFL Class C
 6.525% due 02/25/28                                             300         306
United States Department
 of Veteran Affairs REMIC
 Series 1992-1 Class 2-E
 7.750% due 03/15/16                                             550         559
                                                                         -------
                                                                         322,265
                                                                         -------

MUNICIPAL BONDS - 0.3%
Austin, Texas Revenue Bond
 5.250% due 05/15/20                                             525         548
Central Puget Sound, Washington
 Regional Transit Authority Sales Tax
 and Motor Revenue
 5.250% due 02/01/21                                           1,250       1,303
Georgia, State of, General Obligation,
 Series D, semiannual demand
 5.250% due 10/01/15                                             570         608
                                                                         -------
                                                                           2,459
                                                                         -------

NON-US BONDS - 0.0%
Italy, Republic of
 6.875% due 09/27/23                            ITL         150             167
                                                                          ------
UNITED STATES GOVERNMENT AGENCIES - 7.2%
Federal Home Loan Bank
 5.570% due 08/17/00                                           5,000       5,045
 6.450% due 03/13/02 (h)                                       4,250       4,315
 5.915% due 08/25/08                                           2,975       3,093
Federal Home Loan Mortgage Corp.
 5.750% due 07/15/03 (h)                                         600         615
 5.125% due 10/15/08                                           4,435       4,396
Federal National Mortgage Association
 5.790% due 10/12/99 (MTN)                                     4,000       4,026
 6.100% due 10/06/00 (MTN)                                     1,305       1,315
 6.250% due 11/20/02 (MTN)                                     1,335       1,360
 6.010% due 07/17/03 (MTN)                                     2,000       2,022
 7.780% due 09/29/06 (MTN)                                       665         677
 6.940% due 03/19/07 (MTN)                                     1,065       1,112
 6.900% due 08/21/07 (MTN)                                     2,155       2,255
 6.780% due 10/22/07 (MTN)                                     2,010       2,102
 6.160% due 08/07/28                                             150         157
 6.080% due 09/01/28 (MTN)                                     2,275       2,358
 6.210% due 08/06/38                                           2,850       2,989
Government Backed Trust Certificates
 Series 1C
 9.250% due 11/15/01                                           2,341       2,494
 Series 2E
 9.400% due 05/15/02                                             681         720
 Series T3
 9.625% due 05/15/02 (c)                                       2,551       2,699
Resolution Funding Corp.
 8.875% due 07/15/20                                           1,855       2,607
 8.625% due 01/15/21                                             715         986
 8.625% due 01/15/30                                             390         562

                                                        Diversified Bond Fund 76

DIVERSIFIED BOND FUND

                                                               DECEMBER 31, 1998

                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
                                                              (000)      (000)
                                                                $          $
                                                            ---------   --------
Tennessee Valley Authority
 Series A
 6.375% due 06/15/05                                         2,730         2,902
 Series C
 6.000% due 03/15/13                                         3,775         3,951
 Series E
 6.250% due 12/15/17                                           610           645
 6.750% due 11/01/25                                         2,900         3,276
                                                                         -------
                                                                          58,679
                                                                         -------

UNITED STATES GOVERNMENT TREASURIES - 16.5%
United States Treasury Bonds
 10.750% due 05/15/03                                        1,130         1,394
 10.375% due 11/15/09                                          685           875
 12.750% due 11/15/10                                       10,730        15,585
 10.375% due 11/15/12                                          980         1,352
 12.000% due 08/15/13                                        3,500         5,344
 11.750% due 11/15/14                                          195           303
 9.875% due 11/15/15                                         1,240         1,865
 7.500% due 11/15/16                                         8,155        10,130
 8.750% due 05/15/17                                         7,430        10,336
 8.875% due 08/15/17                                         7,225        10,177
 8.000% due 11/15/21                                        10,660        14,253
 7.625% due 11/15/22                                         6,575         8,523
 6.875% due 08/15/25                                           540           654
 6.500% due 11/15/26                                         5,315         6,180
 6.625% due 02/15/27 (h)                                     2,475         2,927
United States Treasury Notes
 7.125% due 02/29/00                                         2,710         2,783
 5.750% due 11/15/00                                         1,865         1,901
 5.625% due 11/30/00                                         3,395         3,455
 5.250% due 01/31/01                                            30            30
 5.375% due 02/15/01                                           505           514
 6.375% due 03/31/01                                           920           954
 5.875% due 11/30/01                                            50            52
 6.250% due 01/31/02                                            30            31
 6.250% due 02/28/02                                         2,055         2,148
 6.500% due 05/31/02                                           330           348
 3.625% due 07/15/02 (h)                                     1,100         1,092
 5.750% due 11/30/02                                        22,585        23,414
 7.500% due 02/15/05                                         6,100         6,985
 6.625% due 05/15/07                                           600           675
                                                                         -------
                                                                         134,280
                                                                         -------

YANKEE BONDS - 2.4%
Abbey National PLC
 6.700% due 06/29/49 (g)                                     2,125         2,083
Abitibi-Consolidated, Inc.
 7.400% due 04/01/18                                           400           373
 7.500% due 04/01/28                                           750           681
African Development Bank
 9.750% due 12/15/03                                           325           385
 6.750% due 10/01/04                                           300           317
 6.875% due 10/15/15                                         1,245         1,319
 8.800% due 09/01/19                                           295           378
Alberta, Province of
 9.250% due 04/01/00                                           160           167
Asian Development Bank
 8.000% due 04/30/01                                           175           186
 8.500% due 05/02/01                                           180           193
 6.250% due 10/24/05                                           315           330
Canadian National Railway Co.
 6.800% due 07/15/18                                           450           462
Canadian Occidental Petroleum Ltd.
 7.400% due 05/01/28                                           900           840
Carter Holt Harvey Ltd.
 8.875% due 12/01/04                                           350           383
Diageo Capital PLC
 6.125% due 08/15/05                                           600           620
Hydro Quebec
 Series GH
 8.250% due 04/15/26                                           505           624
International American Development Bank
 6.950% due 08/01/26                                           155           173
Manitoba, Province of
 Series CB
 8.800% due 01/15/20                                           200           268
 Series CD
 9.250% due 04/01/20                                           200           279
Merita Bank, Ltd.
 7.150% due 12/29/49 (g)                                       250           242
National Westminster Bank PLC
 7.750% due 04/29/49 (g)                                     1,875         1,978
New Brunswick, Province of
 7.125% due 10/01/02                                           400           427
 9.750% due 05/15/20                                           190           274
Newfoundland, Province of
 10.000% due 12/01/20                                           90           127
Noranda Forest, Inc.
 6.875% due 11/15/05                                           250           241
Nova Scotia, Province of
 9.125% due 05/01/21                                           690           933
Quebec, Province of
 7.125% due 02/09/24                                           985         1,076
Royal Caribbean Cruises, Ltd.
 7.250% due 03/15/18                                           640           615

77  Diversified Bond Fund

DIVERSIFIED BOND FUND

                                                               DECEMBER 31, 1998

                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
                                                              (000)      (000)
                                                                $          $
                                                            ---------   --------
Saskatchewan, Province of
 8.000% due 07/15/04                                       1,045           1,173
Societe Generale
 7.850% due 04/29/49 (g)                                   1,100           1,121
Tyco International Group SA
 6.375% due 06/15/05                                         700             714
Wharf International Finance, Ltd.
 7.625% due 03/13/07                                         850             714
                                                                         -------
                                                                          19,696
                                                                         -------

 TOTAL LONG-TERM INVESTMENTS
(cost $783,122)                                                          800,773
                                                                         -------

                                                            NOTIONAL
                                                             AMOUNT
                                                             (000)
                                                               $
                                                           ----------
OPTIONS PURCHASED - 0.2%
United States Treasury 10 Year Notes (e)*
 Jan 97.56 Call                                              15,000          601
 Feb 104.39 Call                                              2,400           17
United States Treasury 30 Year Bonds (e)*
 Jan 97.25 Call                                              10,000          390
 Jan 110.43 Call                                              1,200           28
 Feb 103.40 Call                                              3,500          123
 Apr 110 Call                                                 2,500           22
 Apr 110.25 Call                                              3,500           29
 May 113.44 Call                                              1,200           35

 TOTAL OPTIONS PURCHASED
(cost $1,260)                                                              1,245
                                                                          ------

                                                         NUMBER
                                                           OF
                                                         SHARES
                                                        ----------
PREFERRED STOCKS - 0.2%
Credit Lyonnais Capital S.C.A. - ADR                          16             341
Equity Office Properties Trust
 Series B                                                     22             873
TIG Holdings, Inc.                                             7             735
                                                                           -----
 TOTAL PREFERRED STOCKS
(cost $2,192)                                                              1,949
                                                                         -------

                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
                                                              (000)      (000)
                                                                $          $
                                                            ---------   --------
SHORT-TERM INVESTMENTS - 9.3%
Cummins Engine, Inc. Yrs 3 & 4
 5.600% due 02/01/99                                       2,000           1,990
Federal Home Loan Mortgage Corp.
 Discount Note
 5.080% due 01/14/99 (a)(f)                                1,200           1,198
Frank Russell Investment Company Money
 Market Fund
 due on demand (a)                                        72,599          72,599
                                                                        ---------
 TOTAL SHORT-TERM INVESTMENTS
(cost $75,786)                                                            75,787
                                                                       ---------
TOTAL INVESTMENTS - 108.1%
(cost $862,361)(d)                                                       879,754
                                                                       ---------
OTHER ASSETS AND LIABILITIES,
NET, INCLUDING OPTIONS WRITTEN - (8.1%)                                  (66,290)
                                                                       ----------

NET ASSETS - 100.0%                                                      813,464
                                                                       =========

(a) At Cost which approximates market.
(b) Forward commitment.  See Note 2
(c) Adjustable or floating rate securities.
(d) See Note 2 for federal income tax information.
(e) Nonincome-producing security.
(f) Rate noted is yield-to-maturity.
(g) Perpetual floating rate note.
(h) Held as collateral in connection with options written by the Fund.
(i) Represents notional amounts.
*   $100,000 notional amount represents 1 contract

Abbreviations:
ADR - American Depository Receipt
MTN - Medium Term Note
PLC - Public Limited Company
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced Security

Foreign Currency Abbreviations:
ITL - Italian lira

        The accompanying notes are an integral part of the financial statements.


                                                        Diversified Bond Fund 78

DIVERSIFIED BOND FUND

                                                               DECEMBER 31, 1998

                                           NOTIONAL       MARKET
                                           AMOUNT        VALUE
                                           (000)         (000)
                                           $             $
                                           ----------     --------
Options Written
(Notes 2 and 3)

United States Treasury 30 Year Bonds*
   Jan  110.43 Call                        1,200             28
   Feb   96.39 Put                         2,400              2
   Mar  111.14 Call                        2,100             22
   Apr  114.08 Call                        2,500              6
   Apr  114.33 Call                        3,500              7
                                                           -------
Total Liability for Options Written
   (premiums received $167)((S))                             65
                                                           =======

(S) At December 31, 1998, United States Government Securities valued at $6,849 were held as collateral in connection with options written by the Fund.

     *    $100,000 notional amount represents 1 contract.


The accompanying notes are an integral part of the financial statements.


79  Diversified Bond Fund

Diversified Bond Fund

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)                December 31, 1998


Assets
Investments at market (identified cost $862,361)(Note 2)  ......................................   $   879,754
Cash ...........................................................................................         1,381
Receivables:
  Dividends and interest .......................................................................         8,085
  Investments sold (regular settlement)  .......................................................        13,136
  Investments sold (delayed settlement)(Note 2)  ...............................................         5,048
  Fund shares sold .............................................................................         3,381
Short-term investments held as collateral for securities loaned, at market (Note 3)  ...........        92,754
                                                                                                   -----------
     Total Assets ..............................................................................     1,003,539

Liabilities
Payables:
  Investments purchased (regular settlement)  ...................................   $    11,434
  Investments purchased (delayed settlement)(Note 2)  ...........................        83,583
  Fund shares redeemed ..........................................................         1,750
  Accrued fees to affiliates (Note 4)  ..........................................           370
  Other accrued expenses ........................................................           119
Options written, at market value (premiums received $167)(Notes 2 and 3)  .......            65
Payable upon return of securities loaned, at market (Note 3)  ...................        92,754
                                                                                    -----------

     Total Liabilities .........................................................................       190,075
                                                                                                   -----------
Net Assets .....................................................................................   $   813,464
                                                                                                   ===========

Net Assets Consist of:
Accumulated distributions in excess of net realized gains ......................................        (5,628)
Unrealized appreciation (depreciation) on:
   Investments .................................................................................        17,393
   Options written .............................................................................           102
Shares of beneficial interest ..................................................................           346
Additional paid-in capital .....................................................................       801,251
                                                                                                   -----------

Net Assets .....................................................................................   $   813,464
                                                                                                   ===========
Net Asset Value, offering and redemption price per share:
   Class S ($808,761,068 divided by 34,373,382 shares of $.01 par value
     shares of beneficial interest outstanding)  ...........................................       $     23.53
                                                                                                   ===========
   Class E ($4,702,956 divided by 196,601 shares of $.01 par value
     shares of beneficial interest outstanding)  ...........................................       $     23.92
                                                                                                   ===========

        The accompanying notes are an integral part of the financial statements.

                                                        Diversified Bond Fund 80

Diversified Bond Fund

Statement of Operations


Amounts in thousands                                                                                   Year Ended December 31, 1998

Investment Income:
  Interest ..................................................................................................              $ 44,990
  Dividends from Money Market Fund (Note 5)  ................................................................                 4,424
  Dividends .................................................................................................                   158
                                                                                                                           --------

     Total Investment Income ................................................................................                49,572

Expenses (Notes 1, 2 and 4):
   Advisory fees .......................................................................             $  3,373
   Administrative fees .................................................................                   35
   Custodian fees ......................................................................                  387
   Distribution fees - Class E .........................................................                    5
   Transfer agent fees .................................................................                  410
   Professional fees ...................................................................                   51
   Registration fees - Class S .........................................................                   83
   Registration fees - Class E .........................................................                    1
   Shareholder servicing fees - Class E ................................................                    9
   Trustees' fees ......................................................................                    4
   Miscellaneous .......................................................................                   47
                                                                                                     --------

     Total Expenses .........................................................................................                 4,405
                                                                                                                           --------

Net investment income .......................................................................................                45,167
                                                                                                                           --------

Realized and Unrealized
 Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
   Investments .........................................................................               14,661
   Options written .....................................................................                  722
   Foreign currency-related transactions ...............................................                   (2)               15,381
                                                                                                     --------
Net change in unrealized appreciation or depreciation of:
   Investments .........................................................................                 (217)
   Options written .....................................................................                   44
   Foreign currency-related transactions ...............................................                  (10)                 (183)
                                                                                                     --------              --------

Net gain (loss) on investments ..............................................................................                15,198
                                                                                                                           --------

Net increase (decrease) in net assets resulting from operations .............................................              $ 60,365
                                                                                                                           ========

The accompanying notes are an integral part of the financial statements.

81 Diversified Bond Fund

Diversified Bond Fund

Statement of Changes in Net Assets


Amounts in thousands                                                                               Years Ended December 31,

                                                                                                      1998         1997
                                                                                                  ----------    ---------
Increase (Decrease) in Net Assets
From Operations:
   Net investment income ....................................................................     $   45,167    $  39,108
   Net realized gain (loss)  ................................................................         15,381        4,407
   Net change in unrealized appreciation or depreciation ....................................           (183)      11,285
                                                                                                  ----------    ---------

     Net increase (decrease) in net assets resulting from operations ........................         60,365       54,800
                                                                                                  ----------    ---------

From Distributions to Shareholders:
 Net investment income
   Class S ..................................................................................        (44,831)     (39,001)
   Class E ..................................................................................           (236)         (45)
 In excess of net investment income
   Class S ..................................................................................           (906)        (514)
   Class E ..................................................................................             (5)          --
 Net realized gain on investments
   Class S ..................................................................................         (7,014)          --
   Class E ..................................................................................            (40)          --
 In excess of net realized gain on investments
   Class S ..................................................................................         (4,666)      (2,393)
   Class E ..................................................................................            (27)          (8)
                                                                                                  ----------    ---------

     Total Distributions to Shareholders ....................................................        (57,725)     (41,961)
                                                                                                  ----------    ---------

From Fund Share Transactions:
   Net increase (decrease) in net assets from Fund share transactions (Note 6)  .............        121,024      121,196
                                                                                                  ----------    ---------

Total Net Increase (Deecrease in Net Assets .................................................        123,664      134,035

Net Assets
   Beginning of period ......................................................................        689,800      555,765
                                                                                                  ----------    ---------
   End of period (including accumulated distributions in excess of
     net investment income of $100 at December 31, 1997)  ...................................     $  813,464    $ 689,800
                                                                                                  ==========    =========

        The accompanying notes are an integral part of the financial statements.

                                                        Diversified Bond Fund 82

Diversified Bond Fund

Financial Highlights - Class S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                      Years Ended December 31,
                                                              ------------------------------------------------------------------
                                                                   1998          1997          1996          1995          1994
                                                              ----------    ----------    ----------    ----------    ----------

Net Asset Value, Beginning of Period ......................   $    23.43    $    22.97    $    23.69    $    21.53    $    23.73
                                                              ----------    ----------    ----------    ----------    ----------
Income From Investment Operations:
   Net investment income (a) ..............................         1.38          1.45          1.47          1.54          1.46
   Net realized and unrealized gain (loss) on investments..          .47           .56          (.71)         2.18         (2.22)
                                                              ----------    ----------    ----------    ----------    ----------

     Total Income From Investment Operations ..............         1.85          2.01           .76          3.72          (.76)
                                                              ----------    ----------    ----------    ----------    ----------


Distributions:
 Net investment income ....................................        (1.37)        (1.45)        (1.48)        (1.56)        (1.42)
 In excess of net investment income .......................         (.03)         (.02)           --            --            --
 Net realized gain on investments .........................         (.21)           --            --            --            --
 In excess of net realized gain on investments ............         (.14)         (.08)           --            --          (.02)
                                                              ----------    ----------    ----------    ----------    ----------

   Total Distributions ....................................        (1.75)        (1.55)        (1.48)        (1.56)        (1.44)
                                                              ----------    ----------    ----------    ----------    ----------


Net Asset Value, End of Period ............................   $    23.53    $    23.43    $    22.97    $    23.69    $    21.53
                                                              ==========    ==========    ==========    ==========    ==========

Total Return (%) ..........................................         8.09          9.09          3.43         17.76         (3.25)

Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted)  ..............      808,761       687,331       554,804       513,808       525,315

 Ratios to average net assets (%):
   Operating expenses .....................................          .57           .60           .61           .59           .56
   Net investment income ..................................         5.83          6.35          6.46          6.69          6.57

   Portfolio turnover rate (%)  ...........................       216.88        172.43        138.98        135.85        153.21

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

83 Diversified Bond Fund

Diversified Bond Fund

Financial Highlights - Class E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                           Years Ended December 31,
                                                                      ----------------------------------
                                                                        1998         1997         1996*
                                                                      --------     --------     --------
Net Asset Value, Beginning of Period...........................       $  24.06     $  22.98     $  23.16
                                                                      --------     --------     --------

Income From Investment Operations:
   Net investment income (c)...................................           1.32         1.22          .25
   Net realized and unrealized gain (loss) on investments......            .45          .66         (.09)
                                                                      --------     --------     --------

     Total Income From Investment Operations...................           1.77         1.88          .16
                                                                      --------     --------     --------

Distributions:
   Net investment income.......................................          (1.53)        (.72)        (.34)
   In excess of net investment income..........................           (.03)          --           --
   Net realized gain on investments............................           (.21)          --           --
   In excess of net realized gain on investments...............           (.14)        (.08)          --
                                                                      --------     --------     --------

     Total Distributions.......................................          (1.91)        (.80)        (.34)
                                                                      --------     --------     --------

Net Asset Value, End of Period.................................       $  23.92     $  24.06     $  22.98
                                                                      ========     ========     ========

Total Return (%)(a)............................................           7.63         8.35          .67

Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted)....................          4,703        2,469          962

   Ratios to average net assets (%)(b):
     Operating expenses........................................            .98         1.29         1.31
     Net investment income.....................................           5.42         5.64         5.75

   Portfolio turnover rate (%)(b)..............................         216.88       172.43       138.98

*   For the period November 4, 1996 (commencement of sale) to December 31, 1996.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1996 are annualized.
(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

                                                       Diversified Bond Fund  84

Multistrategy Bond Fund

Portfolio Management Discussion

December 31, 1998 (Unaudited)



Objective: To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios.

Invests in: Fixed-income securities.

Strategy: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns by assuming the additional risk of investment in non-investment grade US fixed income securities, and foreign bonds including emerging markets debt in addition to US investment grade fixed income instruments. The Fund employed the investment management services of three managers, each employing a distinct approach to the Broad Market-Sector Rotation style.

                           [LINE GRAPH APPEARS HERE]

        Dates              Multistrategy Bond          LB Aggregate **     Lipper(R) Intermediate ++
      Inception*                      $10,000                 $10,000                          $10,000
            1993                      $10,874                 $10,768                          $10,950
            1994                      $10,401                 $10,454                          $10,585
            1995                      $12,265                 $12,386                          $12,340
            1996                      $12,875                 $12,835                          $12,732
            1997                      $14,098                 $14,075                          $13,807
            1998                      $15,055                 $15,297                          $14,833
--------------------------------------------------------------------------------------------------------------

Total                                 $85,568                 $85,815                          $85,247
==============================================================================================================


Multistrategy Bond Fund - Class S                    Lehman Brothers Aggregate Bond Index
Periods Ended    Growth of       Total                 Periods Ended        Growth of            Total
   12/31/98       $10,000        Return                   12/31/98           $10,000             Return
------------- ------------ ------------------        --------------- ------------------ ---------------------
1 Year          $10,679       6.79%                  1 Year              $10,869           8.69%
5 Years         $13,845       6.72%(S)               5 Years             $14,206           7.27%(S)
Inception*      $15,055       7.16%(S)               Inception*          $15,297           7.45%(S)

                                                     Lipper(R) Intermediate Investment Grade Debt Funds
Multistrategy Bond Fund - Class E ++++               Benchmark
Periods Ended    Growth of       Total                 Periods Ended        Growth of            Total
   12/31/98       $10,000        Return                   12/31/98           $10,000             Return
------------- ------------ ------------------        --------------- ------------------ ---------------------
1 Year          $10,659       6.59%                  1 Year              $10,744           7.44%
5 Years         $13,819       6.68%(S)               5 Years             $13,546           6.26%(S)
Inception*      $15,026       7.12%(S)               Inception*          $14,833           6.79%(S)


85  Multistrategy Bond Fund

Multistrategy Bond Fund

Portfolio Management Discussion

December 31, 1998 (Unaudited)

Performance Review
For the year ended December 31, 1998, the Multistrategy Bond Fund Class S and Class E shares reflected total returns of 6.8% and 6.6%, respectively, as compared to the Lehman Brothers Aggregate Bond Index results of 8.7%. The Fund's performance was negatively impacted by the weak returns of non-investment grade and emerging markets debt holdings during the year.

Portfolio Highlights
The year proved unusual in the "across the board" outperformance of treasuries versus other sectors of the bond market, particularly extended sectors. Emerging markets debt proved to be the worst performers during the year, with worries over economic problems, as well as a significant decline in investment during the third quarter as investors fled riskier investments. Severe credit spread widening during the third quarter also eroded the performance of corporate, mortgage- and asset-backed securities. This included high yield US corporate bonds as yield spreads changed from historically narrow levels to their widest levels in 20 years before reversing moderately in the fourth quarter.

These trends boded poorly for the Multistrategy Bond Fund, which employs strategies focused on spread sectors, including emerging markets debt and high yield US corporates. The Fund lagged the index by a significant margin for the year, primarily reflecting the weakness of its emerging markets debt and corporate holdings. Duration strategies added value during the year, however, longer duration holdings during the fourth quarter proved disadvantageous given rising yields. It was exacerbated by a bulleted yield curve strategy as yields on intermediate maturity bonds rose by more than either shorter or longer maturities.

Top Ten Issuers
(as a percent of Total Investments)                            December 31, 1998

Government National Mortgage Association                                   14.8%
Federal National Mortgage Association                                      13.8
United States Treasury                                                      7.2
Federal Home Loan Mortgage Corp.                                            4.7
Ford Motor Credit Co.                                                       2.0
Green Tree Trust                                                            1.5
AT&T Capital Corp.                                                          1.1
Time Warner, Inc.                                                           1.0
Citicorp                                                                    0.9
CMC Securities Corp. III                                                    0.8

Portfolio Characteristics
                                                               December 31, 1998
Weighted Average Quality Diversification                                     AA3
Weighted Average Years-to-Maturity                                    10.2 Years
Weighted Average Duration                                              4.8 Years
Current Yield (SEC 30-day standardized)
 Class S                                                                     6.0%
 Class E                                                                     5.7%
Number of Issues                                                             472
Number of Issuers                                                            361

Money Managers                                                     Styles


BEA Associates, Inc.                                         Broad Market-Sector
                                                                 Rotation
Pacific Investment Management Co.                            Broad Market-Sector
                                                                 Rotation
Standish, Ayer & Wood, Inc.                                  Broad Market-Sector
                                                                  Rotation


* Assumes initial investment on January 29, 1993. Lehman Brothers Index comparison for the initial investment began February 1, 1993. Lipper Index comparison for the initial investment began January 1, 1993.

**   Lehman Brothers Aggregate Bond Index is composed of securities from Lehman
     Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++ Lipper(R) Intermediate (5-10 Yr.) Investment Grade Debt Funds Benchmark is the average total return for the universe of funds within the Intermediate
     Investment Grade Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates. This type of fund which invests at least 65% of assets in U.S. Treasury Bills, Notes and Bonds with average maturities of five to ten years.

++++ Multistrategy Bond Fund - Class E Shares - for the period September 11,
     1998 (commencement of sales) to December 31, 1998, shareholder servicing and 12b-1 fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class E to provide historical perspective.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                      Multistrategy Bond Fund 86

MULTISTRATEGY BOND FUND

STATEMENT OF NET ASSETS


                                                         DECEMBER 31, 1998

                                             PRINCIPAL       MARKET
                                              AMOUNT         VALUE
                                               (000)         (000)
                                                 $             $
                                             -----------     --------
LONG-TERM INVESTMENTS - 102.3%
ASSET-BACKED SECURITIES - 4.8%
ACLC Franchise Loan Receivables
 Series 1997-B Class A1
  6.728% due 04/15/14                             969           986
Cityscape Home Equity Loan Trust
 Pass-thru Certificate
 Series 1996-2 Class A2
  7.200% due 04/25/11                             495           506
Contimortgage Home Equity Loan Trust
 Series 1996-4 Class A8
  7.220% due 01/15/28                             370           378
 Series 1998-1 Class A5
  6.430% due 04/15/16                             870           880
Discover Card Master Trust I
 Series 1998-7 Class A
  5.600% due 05/16/06                           1,800         1,803
Federal Housing Authority
  7.430% due 07/01/22                           1,688         1,737
First Plus Home Loan Trust Step Up Bond
 Series 1998-5 Class A3
  6.060% due 09/10/11 (b)                       3,000         3,006
Fleetwood Credit Corp. Grantor Trust
 Series 1994-B Class A
  6.750% due 03/15/10                             264           266
Fund America Investors Corp. II
 Pass-thru Certificate
 Series 1993-F Class A1
  5.400% due 09/25/09                              63            62
Green Tree Financial Corp.
 Series 1995-5 Class A3
  6.250% due 10/15/25                             238           238
 Series 1995-6 Class A3
  6.650% due 11/15/25                             447           448
 Series 1998-3 Class B1
  7.290% due 03/01/30                           1,200         1,178
 Series 1998-4 Class A3
  5.980% due 08/01/08                           1,800         1,804
 Series 1998-6 Class M1
  6.630% due 05/01/28 (b)                       1,800         1,752
 Series 1998-8 Class B1
  7.690% due 09/01/30                           2,115         2,033
Green Tree Home Equity Loan Trust
 Series 1998-C Class A2
  6.030% due 07/15/29                           2,100         2,105
Green Tree Recreational, Equipment &
 Consumer Trust
 Series 1998-B Class A3
  6.050% due 10/15/10                             800           810
Greenwich Capital Acceptance, Inc.
 Series 1994 Class A1
  8.749% due 11/25/24 (b)                          77            77
IMC Home Equity Loan Trust
 Series 1998-3 Class A3
  6.160% due 05/20/14                             490           489
MBNA Master Credit Card Trust
 Series 1994-B Class A
  4.964% due 01/15/02 (b)                       2,000         1,997
New Century Home Equity Loan Trust
 Series 1997-NC6 Class A4
  6.730% due 07/25/22                             300           293
Southern Pacific Secured Assets Corp.
 Series 1998-1 Class A2
  6.270% due 02/25/18                           1,000         1,006
Student Loan Marketing Association
 Series 1997-3 Class A1
  5.352% due 04/25/06 (b)                       2,455         2,425
UCFC Home Equity Loan Trust
 Series 1996-B1 Class A7
  8.200% due 09/15/27                             320           342
                                                       ------------
                                                             26,621
                                                       ------------

CORPORATE BONDS AND NOTES - 32.6%
A.H. Belo Corp.
 6.875% due 06/01/02                              900           922
Ackerly Group, Inc.
 9.000% due 01/15/09                              375           381
Adelphia Communications Corp.
 9.250% due 10/01/02                              200           211
 8.375% due 02/01/08                              120           124
Allied Waste North America
 7.375% due 01/01/04                              550           553
 7.625% due 01/01/06                              825           835
 7.875% due 01/01/09                              450           456
American Airlines, Inc.
 Series 1990-H
  9.800% due 01/02/08                           1,190         1,423
 Series 91-A Class A-1
  9.710% due 01/02/07                             315           362
American General Institutional Capital
 Series B
  8.125% due 03/15/46                           1,130         1,305

87  Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

                                                     DECEMBER 31, 1998

                                             PRINCIPAL       MARKET
                                              AMOUNT         VALUE
                                               (000)         (000)
                                                 $             $
                                             -----------     --------
American Standard Co.
 7.375% due 04/15/05                            1,675         1,694
AMR Corp.
 9.950% due 03/07/01 (MTN)                      1,000         1,078
Amresco, Inc.
 Series 98-A
 9.875% due 03/15/05                              650           455
Aramark Corp.
 6.750% due 08/01/04                            1,450         1,468
Archibald Candy Corp.
 10.250% due 07/01/04                             230           233
AT&T Capital Corp.
 5.438% due 04/01/99 (b)                        3,000         2,999
 6.920% due 04/29/99 (MTN)                        205           206
 6.410% due 08/13/99 (MTN)                        310           311
 6.470% due 12/03/99 (MTN)                        480           482
 6.480% due 12/03/99 (MTN)                      1,100         1,112
Banesto Delaware, Inc.
 8.250% due 07/28/02                              500           534
Bankamerica Corp.
 5.240% due 03/05/01 (MTN)(b)                   5,000         4,988
Bankers Trust Corp.
 5.502% due 05/11/03 (b)                        2,000         1,964
Banque Paribas New York
 6.950% due 07/22/13                            1,060         1,036
Bay View Capital Corp.
 9.125% due 08/15/07                              550           528
Beaver Valley Funding Corp.
 9.000% due 06/01/17                            1,470         1,679
BellSouth Capital Funding Corp.
 6.040% due 11/15/26                            2,020         2,088
Beneficial Corp.
 5.286% due 04/02/02 (MTN)(b)                   2,000         1,988
Building Materials Corp.
 8.000% due 10/15/07                            1,400         1,379
California Energy Co., Inc.
 Step Up Bond
 10.250% due 01/15/04 (b)                       2,250         2,367
Cencall Communications Corp.
 Step Up Bond
 Zero Coupon due 01/15/04 (b)                     160           157
Chancellor Media Corp.
 8.000% due 11/01/08                               90            92
Chase Manhattan Corp.
 6.000% due 11/01/05                              220           223
 6.750% due 09/15/06 (MTN)                        320           338
 6.375% due 04/01/08                              680           702
Circus Circus Enterprise, Inc.
 9.250% due 12/01/05                               50            51
Citicorp
 5.490% due 08/13/02 (MTN)(b)                   2,000         1,988
 6.375% due 11/15/08 (MTN)                        750           776
Classic Cable, Inc.
 9.875% due 08/01/08                              100           105
Clear Channel Communications
 6.875% due 06/15/18                              450           437
Cleveland Electric Illumination Co.
 7.430% due 11/01/09                              260           267
Colonial Realty LP
 7.500% due 07/15/01                              775           779
Columbia/HCA Healthcare Corp.
 8.020% due 08/05/02 (MTN)                      2,000         2,035
 8.360% due 04/15/24                              680           711
Commercial Federal Corp.
 7.950% due 12/01/06                              100            99
Conmed Corp.
 9.000% due 03/15/08                              350           340
Connecticut Light & Power Co.
 7.750% due 06/01/02                              195           202
 7.875% due 10/01/24                              975         1,011
Conseco Finance Trust II
 8.700% due 11/15/26                              875           799
Conseco Finance Trust III
 8.796% due 04/01/27                            1,250         1,200
Contifinancial Corp.
 8.375% due 08/15/03                              900           657
Continental Airlines, Inc.
 9.500% due 12/15/01                            1,445         1,514
CP Limited Partnership
 8.750% due 03/02/00                              500           517
Crescent Real Estate Equities
 6.625% due 09/15/02                              900           837
 7.125% due 09/15/07                            1,000           908
Crown Central Petroleum Corp.
 10.875% due 02/01/05                              95            92
CS Wireless Systems, Inc.
 Step Up Bond Series B
 Zero Coupon due 03/01/06 (b)                     360            72
CSC Holdings, Inc.
 7.875% due 12/15/07                              890           923
 7.250% due 07/15/08                              210           213
 7.625% due 07/15/18                            1,000           993
CSX Corp.
 6.250% due 10/15/08                              900           913
Delco Remy International, Inc.
 10.625% due 08/01/06                             145           154

                                                    Multistrategy Bond Fund 88

MULTISTRATEGY BOND FUND

                                                             DECEMBER 31, 1998

                                             PRINCIPAL       MARKET
                                              AMOUNT         VALUE
                                               (000)         (000)
                                                 $             $
                                             -----------     --------
Dime Bancorp Trust I
 Series A
  9.330% due 05/06/27                              325           351
Dresser Industries, Inc.
  7.600% due 08/15/96                              910         1,073
EOP Operating, Ltd.
  6.376% due 02/15/02                            1,610         1,595
ERAC USA Finance Co.
  6.350% due 01/15/01 (MTN)                        725           727
ERP Operating, LP
  8.500% due 05/15/99                              350           353
Felcor Suites, LP
  7.625% due 10/01/07                              570           526
First Republic Bancorp
  7.750% due 09/15/12                              750           739
First Security Corp.
  5.875% due 11/01/03                            3,400         3,403
First Union National Bank
  6.500% due 12/01/28                              900           881
Fleet Credit Card LLC
  6.450% due 10/30/00                              700           712
Forcenergy, Inc.
 Series B
  8.500% due 02/15/07                              100            73
Ford Motor Co.
  6.625% due 10/01/28                            1,245         1,279
Ford Motor Credit Co.
  5.471% due 03/05/01 (MTN)(b)                   5,000         4,998
  8.200% due 02/15/02                            2,755         2,971
Fox/Liberty Networks LLC
  8.875% due 08/15/07                              890           908
 Step Up Bond
 Zero Coupon due 08/15/07 (b)                     560           381
Fugi JGB Investment LLC
  9.870% due 12/31/49 (b)                        3,515         2,566
Global Crossing Holdings, Ltd.
  9.625% due 05/15/08                              700           728
Goldman Sachs Group
  5.480% due 02/22/02 (MTN)(b)                   5,000         4,970
Granite Broadcasting Corp.
  8.875% due 05/15/08                               95            90
Grove Holdings, LLC
 Step Up Bond
  11.625% due 05/01/09 (b)                         250           115
Grove Worldwide, LLC
  9.250% due 05/01/08                              150           138
GS Escrow Corp.
  7.000% due 08/01/03                            1,700         1,666
  7.125% due 08/01/05                            1,400         1,395
GTE Corp.
  6.840% due 04/15/18                              650           693
  6.940% due 04/15/28                            1,020         1,108
Haven Capital Trust I
  10.460% due 02/01/27                             350           425
Hayes Lemmerz International, Inc.
  11.000% due 07/15/06                              50            56
  8.250% due 12/15/08                              280           280
Health Care REIT, Inc.
  7.625% due 03/15/08                              825           849
Hilton Hotels
  7.950% due 04/15/07                              345           362
HMH Properties, Inc.
 Series C
  8.450% due 12/01/08                              165           165
IMC Global, Inc.
  7.400% due 11/01/02                              450           457
  7.625% due 11/01/05                              900           921
Imperial Capital Trust I
 Series B
  9.980% due 12/31/26                              250           274
Imperial Credit Industries, Inc.,
 Series B
  9.875% due 01/15/07                              525           404
Integrated Health Services
  5.750% due 01/01/01                              275           239
Intermedia Communications, Inc.
 Series B
  8.500% due 01/15/08                              140           133
Interpool Capital Trust
 Series B
  9.875% due 02/15/27                              500           524
ITC Deltacom, Inc.
  11.000% due 06/01/07                             145           159
Jackson Products, Inc.
  9.500% due 04/15/05                              100           100
James Cable Partners, LP
  10.750% due 08/15/04                             215           224
K Mart Corp.
  7.820% due 01/02/02 (MTN)                        700           707
  7.840% due 01/02/02 (MTN)                        900           910
  7.770% due 07/02/02 (MTN)                        700           707
  7.470% due 07/31/02 (MTN)                        500           501
  9.780% due 01/05/20                            1,000         1,094
Kaufman and Broad Home Corp.
  7.750% due 10/15/04                              800           800
Lehman Brothers Holdings, Inc.
  5.801% due 01/19/00 (MTN)(b)                   3,000         2,987
  7.625% due 06/01/06                              475           500


89  Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

                                                             DECEMBER 31, 1998

                                             PRINCIPAL       MARKET
                                              AMOUNT         VALUE
                                               (000)         (000)
                                                 $             $
                                             -----------     --------
Level 3 Communications, Inc.
  9.125% due 05/01/08                              290           287
Loewen Group International, Inc.
 Series 4
  8.250% due 10/15/03                              275           236
 Series 7
  7.600% due 06/01/08                              425           343
Long Island Savings Bank
  7.000% due 06/13/02                              600           610
MCI Communications Corp.
  6.125% due 04/15/02                              650           660
Mcleodusa, Inc.
  8.375% due 03/15/08                              825           825
Merck & Co., Inc.
 Series B
  5.760% due 05/03/37 (MTN)                      2,765         2,870
Merita Bank, Ltd.
  7.150% due 12/29/49 (e)                        1,200         1,161
Merrill Lynch & Co.
  5.520% due 08/03/00 (MTN)(b)                   5,000         5,002
Metromedia Fiber Network
  10.000% due 11/15/08                             125           128
MMI Capital Trust I
 Series B
  7.625% due 12/15/27                            1,425         1,398
Natexis Ambs Co. LLC
 Series A
  8.440% due 12/29/49 (e)                          425           401
National Westminster Bank
  9.375% due 11/15/03                              295           341
New England Education Loan Marketing
 Corp.
  5.411% due 06/11/01 (MTN)(b)                   4,000         3,985
News America, Inc.
  7.300% due 04/30/28                              450           461
  7.625% due 11/30/28                            1,300         1,387
Nextel Communications, Inc.
 Step Up Bond (b)
  Zero Coupon due 08/15/04                       1,745         1,693
  Zero Coupon due 09/15/07                       2,470         1,587
  Zero Coupon due 02/15/08                         425           255
Nextlink Communications, Inc.
  9.625% due 10/01/07                              145           140
  10.750% due 11/15/08                           1,200         1,221
 Step Up Bond
  Zero Coupon due 04/15/08(b)                      625           359
Niagara Mohawk Power Corp.
  8.750% due 04/01/22                              500           545
 Series B
  7.000% due 10/01/00                            3,000         3,038
Norfolk Southern Corp.
  7.050% due 05/01/37                              915           990
North Atlantic Energy Corp.
 Series A
  9.050% due 06/01/02                              981         1,019
Northwest Airlines Inc.
  7.625% due 03/15/05                            2,370         2,228
Ocwen Federal Bank
  12.000% due 06/15/05                             300           284
Ocwen Financial Corp.
  11.875% due 10/01/03                             725           651
Optel, Inc.
  11.500% due 07/01/08                             825           804
Orion Capital Trust
  7.700% due 04/15/28                              100            91
  8.730% due 01/01/37                              125           139
Paging Network, Inc.
  8.875% due 02/01/06                               55            50
  10.125% due 08/01/07                             370           355
  10.000% due 10/15/08                             440           418
Pantry, Inc.
  10.250% due 10/15/07                              70            73
Pathmark Stores
  9.625% due 05/01/03                              105           102
Paxson Communications Corp.
  11.625% due 10/01/02                             550           558
Philip Morris Cos., Inc.
  6.150% due 03/15/00                            3,000         3,025
Phillips Van-Heusen Corp.
  9.500% due 05/01/08                               95            95
Premier Parks, Inc. Step Up Bond
  Zero Coupon due 04/01/08 (b)                     375           254
Prime Succession Acquisition Co.
  10.750% due 08/15/04                             400           392
Providian Capital I
 Series A
  9.525% due 02/01/27                              500           511
Prudential Insurance Co. of America
  6.875% due 04/15/03                              700           724
  6.375% due 07/23/06                              155           159
Psinet, Inc.
  11.500% due 11/01/08                             145           152
PX Escrow Corp. Step Up Bond
  Zero Coupon due 02/01/06 (b)                   1,650           908


                                                   Multistrategy Bond Fund  90

MULTISTRATEGY BOND FUND

                                                             DECEMBER 31, 1998

                                             PRINCIPAL       MARKET
                                              AMOUNT         VALUE
                                               (000)         (000)
                                                 $             $
                                             -----------     --------
Qwest Communications International
 7.250% due 11/01/08                              200           205
Regal Cinemas, Inc.
 9.500% due 06/01/08                               95            98
Revlon Worldwide
 Series B
 Zero Coupon due 03/15/01                       2,375         1,366
Rose Hills Corp.
 9.500% due 11/15/04                              500           485
Salomon Smith Barney Holdings
 7.980% due 03/01/00                              400           411
Seagate Technology, Inc.
 7.450% due 03/01/37                            1,085         1,051
Simon Debartolo Group LP
 6.625% due 06/15/03                              500           494
 6.750% due 07/15/04                              850           839
Sinclair Broadcast Group, Inc.
 8.750% due 12/15/07                              375           378
Socgen Real Estate Co. LLC
 Series A
 7.640% due 12/29/49 (e)                          325           299
Societe Generale
 7.850% due 04/29/49 (e)                          300           306
Spieker Properties, LP
 6.950% due 12/15/02                              500           506
Summit Properties Partnership
 7.200% due 08/15/07                              625           596
Sun Healthcare Group, Inc.
 9.500% due 07/01/07                              625           506
Tele-Communications Inc.
 4.795% due 09/11/00 (MTN)(b)                   2,000         1,981
 6.340% due 02/01/02                              570           584
 9.650% due 03/31/27                              630           778
Tenet Healthcare Corp.
 8.000% due 01/15/05                              500           517
 6.000% due 12/01/05                            1,425         1,208
 7.625% due 06/01/08                               50            51
 8.125% due 12/01/08                              225           231
Time Warner, Inc.
 7.975% due 08/15/04                              225           250
 8.110% due 08/15/06                              450           513
 8.180% due 08/15/07                              450           521
 9.125% due 01/15/13                              565           715
 8.050% due 01/15/16                              900         1,048
 6.850% due 01/15/26                            2,600         2,684
 6.625% due 05/15/29                              800           814
Tokai Preferred Capital Co. LLC
 9.980% due 12/29/49 (b)                        1,500         1,274
Toledo Edison Co.
 8.700% due 09/01/02                              500           525
Toll Brothers Corp.
 7.750% due 09/15/07                            1,175         1,162
Trenwick Capital Trust I
 8.820% due 02/01/37                              625           684
Tricon Global Restaurants, Inc.
 7.450% due 05/15/05                              825           850
TU Electrical Capital V
 8.175% due 01/30/37                              830           906
Union Planters Bank
 6.500% due 03/15/18                              475           486
United Companies Financial Corp.
 8.375% due 07/01/05                              625           325
Unum Corp.
 6.750% due 12/15/28                              950           933
US Air, Inc.
 9.625% due 02/01/01                              995         1,032
Valero Energy
 6.750% due 12/15/02                              820           828
Walt Disney Co.
 Series E
 5.125% due 12/15/03 (MTN)                      1,350         1,342
Webster Capital Trust I
 9.360% due 01/29/27                              250           279
Wellsford Residential Property Trust
 9.375% due 02/01/02                              475           509
Wheeling-Pittsburgh Corp.
 9.250% due 11/15/07                              140           132
Wireless One, Inc. Step-Up Bond
 Zero Coupon due 08/01/06 (b)                     220            32
Worldcom, Inc.
 8.875% due 01/15/06                              850           929
 6.950% due 08/15/28                            1,405         1,507
                                                       ------------
                                                            179,568
                                                       ------------

EURODOLLAR BONDS - 8.0%
Amvescap PLC
 6.600% due 05/15/05                              750           781
Argentina, Republic of
 9.164% due 04/10/05 (b)                        3,450         3,105
 Series 10
 5.313% due 04/01/00 (b)                          244           229
 Series L
 6.188% due 03/31/05 (b)                        1,476         1,254
Arisco Productos Alimenticios
 10.750% due 05/22/05                             110           101
Auxiliaire Credit Foncier
 5.281% due 09/25/02 (b)                        1,070         1,015

91  Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

                                                             DECEMBER 31, 1998

                                             PRINCIPAL       MARKET
                                              AMOUNT         VALUE
                                               (000)         (000)
                                                 $             $
                                             -----------     --------
Brazil, Republic of
  6.125% due 04/15/24 (b)                        1,265           734
Citicorp
  5.300% due 06/27/02 (MTN)(b)                   3,000         2,975
Credit Lyonnais
  5.813% due 07/10/00 (b)                        4,000         3,945
  6.563% due 09/19/49 (e)                        1,170           936
Ford Motor Credit Co. (b)
  5.468% due 01/17/02                            2,175         2,153
  5.525% due 02/13/03                            2,000         1,982
ForeningsSparbanken AB
  7.500% due 11/29/49 (e)                          480           488
Globo Communicacoes e Participacoes SA
  10.625% due 12/05/08                             750           482
Household Bank Nevada NA
  5.376% due 10/22/03 (MTN)(b)                   4,000         3,926
Hutchison Whampoa Finance, Ltd.
  7.450% due 08/01/17                              325           281
Korea, Republic of
  8.188% due 04/08/00                            3,000         2,790
Morgan Stanley Dean Witter
  5.429% due 03/11/03 (MTN)(b)                   1,700         1,692
Okobank (e)
  6.794% due 10/29/49                               90            90
  5.739% due 09/29/49 (MTN)                        750           713
Panama, Republic of
  8.875% due 09/30/27                            1,450         1,356
Philippines, Republic of
  6.500% due 12/01/17 (b)                        1,000           870
Poland, Republic of
 Step Up Bond
  5.000% due 10/27/14 (b)                        4,265         3,972
Santander Finnish Issuances
  6.213% due 09/30/49 (e)                          500           453
Sibneft
  9.407% due 08/15/00 (b)                          600           512
Skandinaviska Enskilda Banken (e)
  6.625% due 03/29/49 (MTN)                        510           506
  7.500% due 03/29/49                              910           938
  8.125% due 09/06/49                              475           522
  6.500% due 12/29/49                            2,200         2,145
Tata Electric Co.
  8.500% due 08/19/17                              625           473
Telefonica De Argentina SA
  9.125% due 05/07/08                              750           690
Tyco International Group SA
  6.125% due 11/01/08                            1,300         1,304
Venezuela, Republic of
 Series DL
  5.938% due 12/18/07 (b)                          643           407
                                                        ------------
                                                              43,820
                                                        ------------

MORTGAGE-BACKED SECURITIES - 44.7%
Advanta Mortgage Loan Trust
 Series 97-4 Class M1
  7.040% due 01/25/29                            1,600         1,652
Bear Stearns Mortgage Securities Inc.
 Series 1998-2 Class B
  6.750% due 04/30/30 (b)                        1,715         1,740
Chase Commercial Mortgage Securities Corp.
 Series 1997-2 Class D
  6.600% due 12/19/07                            1,500         1,430
CMC Securities Corp. III
 Series 1998-1 Class A19
  6.750% due 05/25/28                            5,000         5,030
Collateralized Mortgage Securities Corp.
 Series J Class J-5 CMO
  7.985% due 05/01/17                            1,451         1,450
Delta Funding Home Equity Loan Trust
 Series 1997-3 Class M1F
  7.080% due 10/25/28                            1,250         1,198
Federal Home Loan Mortgage Corp.
  6.500% 30 Year TBA (d)                         1,100         1,108
  6.000% 30 Year TBA Gold (d)                   12,700        12,545
 Series 1037 Class Z
  9.000% due 02/15/21                            1,062         1,119
Federal Home Loan Mortgage Corp.
 Participation Certificate
  7.000% due 2009                                  413           422
  8.500% due 2025                                1,040         1,089
  8.500% due 2027                                5,421         5,674
  6.000% due 2028                                1,175         1,160
  7.500% due 2028                                4,993         5,127
  7.500% due 2028 (f)                            1,541         1,582
  8.500% due 2028 (f)                              764           800
Federal National Mortgage Association
  6.000% due 2003                                  217           218
  10.000% due 2005                                 185           193
  7.733% due 2023(b)                               640           655
  7.673% due 2026(b)                             4,922         5,020
  8.500% due 2026                                2,694         2,821
  6.000% 15 Year TBA (d)                         6,980         6,997
  6.500% 15 Year TBA (d)                         3,600         3,651
  6.000% 30 Year TBA (d)                        29,500        29,113
  6.500% 30 Year TBA (d)                         8,425         8,480

                                                   Multistrategy Bond Fund  92

MULTISTRATEGY BOND FUND

                                                             DECEMBER 31, 1998

                                             PRINCIPAL       MARKET
                                              AMOUNT         VALUE
                                               (000)         (000)
                                                 $             $
                                             -----------     --------
  7.000% 30 Year TBA (d)                        13,400        13,668
  8.000% 30 Year TBA (d)                        16,750        17,347
Federal National Mortgage Association
 Series 1997-16 Class M
  Zero Coupon due 2/25/23                          950           796
Federal National Mortgage Association
 (REMIC)
 Series 1992-10 Class ZD
  8.000% due 11/25/21                            1,736         1,851
GMAC Commercial Mortgage Securities
 Inc.
 Series 1996-C1 Class F
  7.860% due 11/15/06 (b)                          500           415
 Series 1997-C1 Class A2
  6.850% due 09/15/06 (b)                          230           243
Government National Mortgage Association
  9.000% due 2017                                2,478         2,662
  7.000% due 2023 (b)                            1,091         1,107
  6.875% due 2023 (b)                            1,351         1,372
  7.000% due 2023                                  730           747
  7.000% due 2023 (f)                            1,085         1,111
  7.000% due 2024 (b)                            5,566         5,642
  7.000% due 2024                                  696           713
  8.000% due 2024                                  305           317
  7.000% due 2025                                  931           953
  7.500% due 2025                                  807           832
  7.500% due 2025 (f)                              905           933
  8.000% due 2025                                  957           995
  7.000% due 2026                                  370           378
  7.000% due 2026(b)                             2,293         2,322
  7.500% due 2026                                  808           833
  8.000% due 2026                                5,323         5,533
  8.500% due 2026                                2,239         2,366
  6.500% due 2027 (b)                            1,347         1,365
  6.875% due 2027 (b)                            2,970         3,008
  7.500% due 2027                                  991         1,022
  8.000% due 2027                               10,084        10,481
  7.500% due 2028                                1,631         1,683
  8.000% due 2028                                  497           516
  6.000% 30 Year TBA (d)                        11,500        11,562
  6.500% 30 Year TBA (d)                        40,540        40,946
Kidder Peabody Acceptance Corp.
 Series 1994-C1 Class B
  6.850% due 02/01/06                            1,065         1,091
Midland Realty Acceptance Corp.
 Series 1996-C2 Class A2
  7.233% due 01/25/29                            1,000         1,056
Morgan Stanley Capital I
 Series 1998-HF1 Class A2
  6.520% due 01/15/08                            1,800         1,878
Nomura Asset Securities Corp.
 Series 1999-2
  6.500% due 01/01/29                            3,000         2,988
Paine Webber Mortgage
 Acceptance Corp. IV
 Series 1995-M1 Class A
  6.700% due 01/15/07                              720           745
Residential Funding Mortgage Securities
 II
 Series 1997-HS5 Class M1
  7.010% due 05/25/27                            1,400         1,425
Resolution Trust Corp.
 Series 1994 - C2 Class G
  8.000% due 04/25/25                              247           253
 Series 1994-1 Class M-2
  7.750% due 09/25/29                              387           393
Resolution Trust Corp.
 Mortgage Pass-thru Certificate
 Series 1995-1 Class 2-C
  7.500% due 10/25/28 (b)                          319           319
Salomon Brothers Mortgage Securities
 VII, Inc.
 Mortgage Pass-thru Certificate
 Series 1994-16 Class A
  8.254% due 11/25/24 (b)                          507           511
 Series 1997 Class A2
  7.174% due 03/25/25                              855           900
Structured Asset Securities Corp.
 Mortgage Pass-thru Certificate
 Series 1996-CFL Class A1C
  5.944% due 02/25/28                               98            99
 Series 1996-CFL Class C
  6.525% due 02/25/28                              250           255
                                                        ------------
                                                             245,906
                                                        ------------

MUNICIPAL BONDS - 0.9%
Florida, State of, Board of Education
 Capital Outlay
 Series B
  4.750% due 06/01/23                              715           699
Massachusetts Bay Transportation
 Authority
  4.750% due 03/01/21                              440           424
Massachusetts State Water Reserve
 Authority
  4.750% due 08/01/27                              280           267
Municipal Electric Authority of Georgia
  5.000% due 01/01/26                              780           769


93  Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

                                                             DECEMBER 31, 1998

                                             PRINCIPAL       MARKET
                                              AMOUNT         VALUE
                                               (000)         (000)
                                                 $             $
                                             -----------     --------
Nevada, State of
  4.750% due 05/15/26                              920           875
New York City, New York Municipal Water
 Finance Authority Water and Sewer
 System Revenue
  4.750% due 06/15/25                              565           540
New York, Metropolitan Transportation
 Authority
  4.750% due 04/01/28                              490           468
North Texas, Thruway Authority Dallas
 North Thruway System Revenue
  4.750% due 01/01/29                              520           494
Ohio, State of, Turnpike Common
 Turnpike Revenue Series B
  4.750% due 02/15/28                              350           334
Triborough Bridge & Tunnel Authority of
 New York Series A
  4.750% due 01/01/24                              310           296
                                                        ------------
                                                               5,166
                                                        ------------

UNITED STATES GOVERNMENT
AGENCIES - 0.7%
Federal Home Loan Mortgage Corp.
  5.750% due 07/15/03 (f)                          875           897
Federal National Mortgage Association
  6.000% due 5/18/08 (f)                         1,725         1,821
Tennessee Valley Authority
  5.880% due 04/01/36                              865           918
                                                        ------------
                                                               3,636
                                                        ------------

UNITED STATES GOVERNMENT TREASURIES -
 8.6%
United States Treasury Bonds
  7.250% due 05/15/16                            1,000         1,211
  8.875% due 08/15/17                              500           704
  9.125% due 05/15/18                            3,000         4,340
  8.875% due 02/15/19                            2,000         2,848
  8.125% due 08/15/19                            2,265         3,025
  8.125% due 08/15/21                            7,000         9,459
  6.875% due 08/15/25                            1,005         1,218
  6.625% due 02/15/27 (f)                        7,395         8,747
United States Treasury Notes
  5.875% due 11/15/99                              675           682
  5.375% due 02/15/01                            1,020         1,036
  6.625% due 06/30/01                            4,625         4,838
  6.625% due 04/30/02                              100           106
  6.250% due 06/30/02                            4,400         4,619
  3.625% due 07/15/02 (f)                        1,700         1,687
  6.250% due 02/15/07                            2,100         2,303
United States Treasury
 Principal Only Strip
  Zero Coupon due 11/15/99                         465           447
                                                        ------------
                                                              47,270
                                                        ------------
YANKEE BONDS - 2.0%
Amvescap PLC
  6.600% due 05/15/05                              175           175
Argentina, Republic of
  14.250% due 11/30/02 (b)                         675           655
Brazil, Republic of,
 Series EI-L
  6.125% due 04/15/06 (b)                        1,104           713
Colombia, Republic of
  12.243% due 08/13/05 (b)                       1,420         1,299
Colt Telecom Group PLC Step Up Bond
  Zero Coupon due 12/15/06 (b)                     600           501
Crown Packaging Enterprise, Ltd. Step
 Up Bond
  Zero Coupon due 08/01/06 (b)                     300            15
Diamond Cable Communication PLC
 Step Up Bond
  Zero Coupon due 02/15/07 (b)                     490           348
Edperbrason Corp.
  7.125% due 12/16/03                              925           961
Grupo Iusacell SA de CV
  10.000% due 07/15/04                             750           651
Grupo Televisa SA Step Up Bond
  Zero Coupon due 05/15/08 (b)                     550           408
Petro-Canada
  7.000% due 11/15/28                              900           888
Petroleum Geo-Services
  7.125% due 03/30/28                              300           280
Royal Caribbean Cruises Ltd.
  7.500% due 10/15/27                            1,400         1,348
St. George Bank, Ltd.
  7.150% due 10/01/05                              700           727
TFM SA de CV Step Up Bond
  Zero Coupon due 06/15/09 (b)                   1,530           797
TV Azteca SA de CV
  10.125% due 02/15/04                             800           680
YPF Sociedad Anonima
  7.250% due 03/15/03                               80            75
  8.000% due 02/15/04                              550           523
                                                        ------------
                                                              11,044
                                                        ------------
TOTAL LONG-TERM INVESTMENTS
(cost $562,482)                                              563,031
                                                        ------------

                                                   Multistrategy Bond Fund  94

MULTISTRATEGY BOND FUND

                                                             DECEMBER 31, 1998

                                            PRINCIPAL       MARKET
                                             AMOUNT         VALUE
                                              (000)         (000)
                                                $             $
                                          -----------      --------
OPTIONS PURCHASED - 0.1%
Japan Government Bond (h)**
 July 99.38 Put                          JPY1,393,550           328
United States Treasury Bonds (h)*
 January 110.43 Call                            1,800            42
 February 103.40 Call                           5,400           188
 February 111.03 Call                           3,400            76
 April 108.13 Call                                550             9
 April 110.25 Call                              5,400            45
 April 110.00 Call                              3,700            33
 May 113.44 Call                                1,800            53
                                                       ------------

TOTAL OPTIONS PURCHASED
(cost $689)                                                     774
                                                       ------------

                                               NUMBER
                                                 OF
                                               SHARES
                                         --------------
PREFERRED STOCKS - 1.7%
American RE Capital                            18,100           468
Australia & New Zealand Banking Group,
 Ltd.                                           5,300           148
California Federal Preferred
 Capital Corp. Series A                       104,800         2,653
Centaur Funding Corp.                             700           700
Citigroup, Inc.                                10,550           559
Credit Lyonnais Capital S.C.A. - ADR            6,400           139
El Paso Electric Co. Series A
 Payment in Kind Preferred Stock                4,867           522
Equity Office Properties Trust
 Series B                                      18,000           731
Global Crossing Holdings, Ltd.                 10,000           975
NB Capital Corp.                               28,000           730
Pinto Totta International Finance, Ltd.         1,250         1,139
Primedia Inc.                                   5,000           485
                                                       ------------

TOTAL PREFERRED STOCKS
(cost $9,540)                                                 9,249
                                                       ------------

WARRANTS - 0.0%
EOP Operating, Ltd.
 1999 Warrants (h)                              1,325            11
Capital Pacific Holdings, Inc.                  1,817             1
 2002 Warrants (h)                                     ------------

TOTAL WARRANTS
(cost $11)                                                       12
                                                       ------------

SHORT-TERM INVESTMENTS - 17.6%
AT&T Capital Corp.
5.627% due 01/15/99 (MTN)(a)(b)                 2,000         2,000
Browning Ferris Industries, Inc.
 5.500% due 01/05/99 (a)                        2,000         1,999
Frank Russell Investment Company Money
 Market Fund,
 due on demand (a)                             84,455        84,455
Norfolk Southern Corp.
 5.500% due 1/11/99 (a)                         4,000         3,994
Occidental Petroleum Corp.
 5.460% due 01/04/99 (a)                        3,600         3,598
United States Treasury Bills (f)(g)
 3.740% due 01/07/99 (a)                          170           170
 4.310% due 05/27/99                              570           560
                                                       ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $96,776)                                               96,776
                                                       ------------

TOTAL INVESTMENTS - 121.7%
(identified cost $669,498)(c)                               669,842

OTHER ASSETS AND LIABILITIES,
NET, INCLUDING OPTIONS
WRITTEN - (21.7%)                                          (119,485)
                                                       ------------

NET ASSETS - 100.0%                                         550,357
                                                       ============


(a)  At cost, which approximates market.
(b)  Adjustable or floating rate security.
(c)  See Note 2 for federal income tax information.
(d)  Forward commitment. See Note 2.
(e)  Perpetual floating rate note.
(f) Held as collateral in connection with futures contract purchased (sold and options written by the Fund.
(g)  Rate noted is yield-to-maturity (unaudited)
(h)  Nonincome-producing security.
 *   Each contract represents $100,000 notional value.
**   Represents 1 OTC contract.


The accompanying notes are an integral part of the financial statements.

95  Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

                                                        UNREALIZED
                                        NUMBER         APPRECIATION
                                          OF          (DEPRECIATION)
                                      CONTRACTS*          (000)
                                    --------------    --------------
FUTURES CONTRACTS
(Notes 2 and 3)

LONG POSITIONS
Eurodollar Financial
   expiration date 12/99                     17        $        (9)
   expiration date 03/00                     17                 (4)
   expiration date 06/00                     17                 (2)
   expiration date 09/00                     21                  7
   expiration date 12/00                      4                  6
   expiration date 03/01                      4                  6
   expiration date 06/01                      4                  6
   expiration date 09/01                     12                 18
United States Treasury 5 Year Note
   expiration date 03/99                    184                (10)
Unites States Treasury 10 Year Note
   expiration date 03/99                    307               (411)
United States Treasury 30 Year Bond
   expiration date 03/99                     82                (61)

SHORT POSITIONS
United States Treasury 5 Year Note
   expiration date 03/99                     12                  2
United States Treasury 10 Year Note
   expiration date 03/99                    273                (73)
                                                       -----------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts (S)                                       $      (525)
                                                       ===========



((S)) At December 31, 1998, United States Government Securities valued at
  $18,308 were held as collateral in connection with futures contracts purchased
  (sold) and options written by the Fund.
* Each contract represents $100,000 notional value.




                                      NOTIONAL    MARKET
                                       AMOUNT     VALUE
                                       (000)      (000)
                                         $          $
                                    ----------  ----------
OPTIONS WRITTEN
(Notes 2 and 3)

United States Treasury Bonds*
 January 110.43 Call                    1,800          42
 March 111.14 Call                      2,900          30
 April 112.25 Call                        550           3
 April 114.08 Call                      3,700           9
 April 114.33 Call                      5,400          11
 January 102.30 Put                     1,800          --
 April 103.56 Put                         550           6
                                               ----------

Total Liability for Options Written
 (premiums received $251)((S))                        101
                                               ==========


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(Note 2)



                                           UNREALIZED
CONTRACTS TO  IN EXCHANGE                 APPRECIATION
  DELIVER         FOR      SETTLEMENT    (DEPRECIATION)
   (000)         (000)        DATE           (000)
--------------------------------------------------------

JPY   31,219  USD     271   03/18/99      $         (8)
                                          =============




Abbreviations:
ADR - American Depositary Receipt
CMO - Collateralized Mortgage Obligation
MTN - Medium Term Note
PLC - Public Limited Company
REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced Security



Foreign Currency Abbreviations:
JPY - Japanese yen
USD - U.S. dollar


        The accompanying notes are an integral part of the financial statements.


                                                      Multistrategy Bond Fund 96

Multistrategy Bond Fund

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)                                                 December 31, 1998

Assets

Investments at market (identified cost $669,498)(Note 2)  ...............................        $  669,842
Cash ....................................................................................               285
Forward foreign currency exchange contracts (cost $271)(Note 2) .........................               271
Receivables:
      Dividends and interest .................................................................        6,343
      Investments sold (regular settlement)  .................................................       22,621
      Investments sold (delayed settlement)(Note 2)  .........................................       69,568
      Fund shares sold .......................................................................        2,309
Short-term investments held as collateral for securities loaned, at market (Note 3).......           33,211
                                                                                                -----------
        Total Assets .........................................................................      804,450

Liabilities
Payables:
      Due from Custodian .........................................................   $    130
      Investments purchased (regular settlement)  ................................      3,541
      Investments purchased (delayed settlement)(Note 2)..........................    214,948
      Fund shares redeemed .......................................................      1,435
      Accrued fees to affiliates (Note 4)  .......................................        340
      Other accrued expenses .....................................................         92
      Daily variation margin on futures contracts (Notes 2 and 3) ................         16
Forward foreign currency exchange contracts (cost $271)(Note 2)...................        279
Options written, at market value (premiums received $251)(Notes 2 and 3)..........        101
Payable upon return of securities loaned, at market (Note 3) .....................     33,211
                                                                                     --------
     Total Liabilities  ......................................................................      254,093
                                                                                                  ---------
Net Assets ...................................................................................    $ 550,357
                                                                                                  =========
Net Assets consist of:
Accumulated distributions in excess of net investment income ..................................   $    (350)
Accumulated distributions in excess of net realized gain ......................................        (912)
Unrealized appreciation (depreciation) on:
 Investments ..................................................................................         344
 Futures contracts ............................................................................        (525)
 Options written ..............................................................................         150
 Foreign currency-related transactions ........................................................          (5)
Shares of beneficial interest .................................................................         545
Additional paid-in capital ....................................................................     551,110
                                                                                                  ---------

Net Assets ....................................................................................   $ 550,357
                                                                                                  =========
Net Asset Value, offering and redemption price per share:
 Class S ($547,746,639 divided by 54,194,723 shares of $.01 par value
      shares of beneficial interest outstanding)...............................................   $   10.11
 Class E ($2,609,914 divided by 258,416 shares of $.01 par                                        =========
      value shares of beneficial interest outstanding).........................................   $   10.10
                                                                                                  =========

The accompanying notes are an integral part of the financial statements.


97  Multistrategy Bond Fund

Multistrategy Bond Fund

Statement of Operations


Amounts in thousands                                                                 Year Ended December 31, 1998
Investment Income:
   Interest ...................................................................................          $   28,262
   Dividends from Money Market Fund (Note 5)...................................................               4,658
   Dividends ..................................................................................                 651
                                                                                                         ----------
       Total Investment Income ................................................................              33,571

Expenses (Notes 2 and 4):
     Advisory fees ............................................................      $    3,218
     Administrative fees ......................................................              23
     Custodian fees ...........................................................             284
     Transfer agent fees ......................................................             455
     Professional fees ........................................................              39
     Registration fees - Class S ..............................................              84
     Registration fees - Class E ..............................................               1
     Shareholder servicing fees - Class E .....................................               1
     Trustees' fees ...........................................................               4
     Miscellaneous ............................................................              42
                                                                                     ----------
     Expenses before reductions ...............................................           4,151
     Expense reductions (Note 4)...............................................             (57)
                                                                                     ----------
       Expenses, net ..........................................................................               4,094
                                                                                                         ----------

Net investment income ........................................................................               29,477
                                                                                                         ----------
Realized and Unrealized
     Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
     Investments ..............................................................           4,347
     Futures contracts ........................................................           5,780
     Options written ..........................................................             267
     Foreign currency-related transactions.....................................             121              10,515
                                                                                     ----------
Net change in unrealized appreciation or depreciation of:
     Investments .............................................................           (6,039)
     Futures contracts .......................................................             (684)
     Options written .........................................................               71
      Foreign currency-related transactions ..................................             (122)             (6,774)
                                                                                                         ----------
Net gain (loss) on investments ................................................................               3,741
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations ...............................            $ 33,218
                                                                                                         ==========

        The accompanying notes are an integral part of the financial statements.


                                                     Multistrategy Bond Fund  98

Multistrategy Bond Fund

Statement of Changes in Net Assets

Amounts in thousands

                                                           Years Ended December 31,

                                                           1998           1997
                                                         ------------- ---------

Increase (Decrease) in Net Assets
From Operations:
 Net investment income ...............................   $  29,477    $  21,669
 Net realized gain (loss)  ...........................      10,515        8,182
 Net change in unrealized appreciation or
 depreciation ........................................      (6,774)       4,081
                                                         ---------    ---------
   Net increase (decrease) in net assets
   resulting from operations .........................      33,218       33,932
                                                         ---------    ---------

From Distributions to Shareholders:
 Net investment income
   Class S ...........................................     (29,426)     (21,584)
   Class E ...........................................         (42)          --
 In excess of net investment income
   Class S ...........................................        (557)        (670)
   Class E ...........................................          (1)          --
 Net realized gain on investments
   Class S ...........................................     (11,128)      (6,734)
   Class E ...........................................         (45)          --
 In excess of net realized gain on investments
   Class S ...........................................        (701)          --
   Class E ...........................................          (3)          --
                                                         ---------    ---------

     Total Distributions to Shareholders .............     (41,903)     (28,988)
                                                         ---------    ---------
From Fund Share Transactions:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)  ........................     121,730      126,940
                                                         ---------    ---------
Total Net Increase (Decrease) in Net Assets ..........     113,045      131,884

Net Assets
 Beginning of period .................................     437,312      305,428
                                                         ---------    ---------
 End of period (including accumulated distributions
  in excess of net investment income of $350 and $9,
  respectively)  ....................................    $ 550,357    $ 437,312
                                                         =========    =========

The accompanying notes are an integral part of the financial statements.


99  Multistrategy Bond Fund

Multistrategy Bond Fund

Financial Highlights - Class S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                                        Years Ended December 31,
                                                                       ----------------------------------------------------
                                                                        1998          1997        1996      1995      1994
                                                                       -----------------------------------------------------

Net Asset Value, Beginning of Period .............................     $ 10.26      $ 10.11     $ 10.25   $  9.29    $ 10.31
                                                                       -------      -------     -------   -------    -------
Income From Investment Operations:
    Net investment income (a).....................................         .60          .60         .61       .65        .58
    Net realized and unrealized gain (loss) on investments........         .08          .33        (.12)      .97      (1.03)
                                                                       -------      -------     -------   -------    -------
        Total Income From Investment Operations...................         .68          .93         .49      1.62       (.45)
                                                                       -------      -------     -------   -------    -------
Distributions:
    Net investment income ........................................        (.59)        (.60)       (.61)     (.66)      (.57)
    In excess of net
    investment income ............................................        (.01)        (.01)       (.01)       --         --
    Net realized gain on investments .............................        (.22)        (.17)       (.01)       --         --
    In excess of net realized gain on investments ................        (.01)          --          --        --         --
                                                                       -------      -------     -------   -------    -------
        Total Distributions ......................................        (.83)        (.78)       (.63)     (.66)      (.57)
                                                                       -------      -------     -------   -------    -------

Net Asset Value, End of Period ...................................     $ 10.11      $ 10.26     $ 10.11   $ 10.25    $  9.29
                                                                       =======      =======     =======   =======    =======

Total Return (%) .................................................        6.79         9.50        4.97     17.92      (4.35)

Ratios/Supplemental Data:
 Net Assets, end of
 period ($000 omitted)............................................     547,747      437,312     305,428   218,765    173,035

 Ratios to average net assets
   Operating expenses, net .......................................        .80           .80         .81       .85        .85
   Operating expenses, gross .....................................        .81           .83         .88       .89        .90
   Net investment income .........................................       5.76          5.93        6.19      6.61       6.26

 Portfolio turnover rate (%) .....................................     334.86        263.75      145.38    142.26     136.39

(a)  For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

                                                    Multistrategy Bond Fund  100

Multistrategy Bond Fund

Financial Highlights - Class E

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                         1998*
                                                                       --------

Net Asset Value, Beginning of Period ..............................     $ 10.30
                                                                        -------

Income From Investment Operations:

   Net investment income (c)  .....................................         .16
   Net realized and unrealized gain (loss) on investments .........         .07
                                                                        -------
       Total Income From Investment Operations ....................         .23
                                                                        -------
Distributions:
   Net investment income ..........................................        (.20)
   Net realized gain on investments ...............................        (.22)
   In excess of net realized gain on investments ..................        (.01)
                                                                        -------
       Total Distributions ........................................        (.43)
                                                                        -------
Net Asset Value, End of Period ....................................     $ 10.10
                                                                        =======
Total Return (%)(a)  ..............................................        1.89

Ratios/Supplemental Data:
 Net Assets, end of period ($000 omitted)  ........................       2,610

 Ratios to average net assets (%)(b):
   Operating expenses .............................................          --
   Net investment income ..........................................          --

 Portfolio turnover rate (%)(b)  ..................................      334.86

 *  For the period September 11, 1998 (commencement of sale) to December 31,
    1998.
(a) Periods less than one year are not annualized.
(b) The ratios are not meaningful due to the Fund's short period of operation.
(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.


101  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

1. ORGANIZATION

   Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 28 different investment portfolios, referred to as "Funds." These financial statements report on six Funds, each of which has distinct investment objectives and strategies. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

   Effective May 18, 1998, pursuant to approval of the Investment Company's Board of Trustees, Class C shares were renamed Class E shares. As of July 8, 1996, the six Funds that are reported in these financial statements have available Class S and Class E shares. Each Class has equal rights as to assets and voting privileges. Investment income, realized and unrealized gains and losses and fund level expenses of a Fund are allocated on a pro rata basis to each Class, based on relative net assets of each Class to the total net assets of a Fund. Certain expenses may also be charged to an individual Class for services or fees that relate specifically to that particular Class. Class E shares are charged a shareholder servicing fee of 0.25% of average net assets. Class S shares are charged no such fees. Prior to May 18, 1998 Class E shares were charged a 12b-1 distribution fee and a shareholder servicing fee of 0.40% and 0.25% of average net assets, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

   SECURITY VALUATION: United States equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed-income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

   International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

   Short-term investments held by the Funds maturing within 60 days of the valuation date are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

   The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   INVESTMENT TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund. The Funds may lend portfolio securities as approved by the Board of Trustees on April 27, 1998.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   AMORTIZATION AND ACCRETION: All premiums and discounts, including original issue discounts, for the Funds are amortized/ accreted for both tax and financial reporting purposes.

                                              Notes to Financial Statements  102

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

   FEDERAL INCOME TAXES: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal income tax provision was required for the Funds. From November 1, 1998 to December 31, 1998, the Multistrategy Bond Fund incurred net realized capital losses of $838,719. As permitted by tax tax regulations, the Multistrategy Bond Fund intends to elect to defer this loss and treat it as arising in the year ending December 31, 1999.

   At December 31, 1998, the following Fund had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                             12/31/06
                           ------------
 International Securities   $2,107,743


   The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 1998 are as follows:

                                                                                                                    NET
                                                                        GROSS                GROSS               UNREALIZED
                                                  FEDERAL TAX         UNREALIZED          UNREALIZED            APPRECIATION
                                                      COST           APPRECIATION       (DEPRECIATION)         (DEPRECIATION)
                                                  --------------     --------------     -----------------     ----------------
  Diversified Equity                             $997,217,030        $405,249,121        $(32,684,811)          $372,564,310
  Equity Income                                   215,542,173          42,951,986          (7,663,151)            35,288,835
  Quantitative Equity                             934,538,593         415,655,995         (26,354,004)           389,301,991
  International Securities                        812,152,036         191,283,128         (67,721,884)           123,561,244
  Diversified Bond                                870,507,927          10,380,609          (1,151,539)             9,229,070
  Multistrategy Bond                              670,804,429          12,142,169         (13,104,146)              (961,977)

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: For all Funds, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly for the equity Funds, annually for the International Securities Fund and monthly for the fixed income Funds. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, and certain securities sold at a loss. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   The following reclassifications have been made to reflect activity for the year ended December 31, 1998:


                          UNDISTRIBUTED        ACCUMULATED
                          NET INVESTMENT       NET REALIZED          ADDITIONAL
                              INCOME           GAIN (LOSS)         PAID-IN CAPITAL
                          ----------------     --------------     -----------------
  Diversified Equity        $      8,070        $     (8,070)     $              --
  Equity Income                     (155)                155                     --
  Quantitative Equity             22,981             (22,981)                    --
  International
    Securities                 1,692,385          (1,692,385)                    --
  Diversified Bond               911,140            (951,141)                40,001
  Multistrategy Bond             207,746            (207,746)                    --

103  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

  EXPENSES: The Funds, and when appropriate each Class, will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Advisor"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed are allocated among all Funds principally based on their relative net assets. In addition, Class E shares will pay shareholder servicing fees along with other expenses that may be attributable to that Class. Prior to May 18, 1998, Class E shares were charged a 12b-1 distribution fee.

  REPURCHASE AGREEMENTS: The Funds may engage in repurchase agreements with several financial institutions whereby a Fund, through its custodian, receives delivery of underlying securities as collateral. Each Fund's money manager will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fedwire closing time remains at least equal to 102% of the repurchase price. The money manager will notify the Seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%.

  FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

  (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

  (b) Outstanding purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

   Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at period-end, as a result of changes in the exchange rates.

   It is not practical to isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

   DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

   The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

                                              Notes to Financial Statements  104

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

 FOREIGN CURRENCY EXCHANGE CONTRACTS: In connection with portfolio purchases and sales of securities denominated in a foreign currency, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The International Securities Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the International Securities, Diversified Bond and Multistrategy Bond Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 1998, are presented on the Statement of Net Assets for the applicable Funds.

 FORWARD COMMITMENTS: The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (i.e., a "forward commitment", "delayed settlement" or "when issued" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

 OPTIONS: The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. These Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

 When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

 The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates. The Funds' activities in written options are conducted through regulated exchanges, which do not result in counterparty credit risks.

 FUTURES CONTRACTS: The domestic and international equity Funds utilize futures to equitize liquidity reserve balances. Multistrategy Bond Fund may utilize futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in the initial settlement values of futures contracts are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

105  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

 3. INVESTMENT TRANSACTIONS

   SECURITIES: During the year ended December 31, 1998, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

                              PURCHASES               SALES                              PURCHASES              SALES
                           ----------------       ---------------                      --------------      ---------------
  Diversified Equity       $  1,220,679,491       $ 1,166,820,834     International
                                                                       Securities     $   599,820,626    $  592,146,325
  Equity Income                 363,694,210           359,639,843      Diversified
                                                                          Bond            260,183,984       150,521,097
  Quantitative Equity           952,843,498           867,074,100     Multistrategy
                                                                          Bond            344,694,046       213,754,594

 Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

                                             PURCHASES              SALES
                                           ----------------     ----------------
  Diversified Bond                         $1,524,952,209       $1,494,941,147
  Multistrategy Bond                        1,505,461,027        1,408,915,702

 WRITTEN OPTIONS AND FUTURES CONTRACTS: Fund transactions in written options and futures contracts for the year ended December 31, 1998 were as follows:

DIVERSIFIED EQUITY                                       FUTURES CONTRACTS
                                                                     AGGREGATE
                                                      NUMBER OF     FACE VALUE OF
                                                      CONTRACTS     CONTRACTS (1)
                                                     ----------    --------------
  Outstanding December 31, 1997                            218         $  49,118,032
  Opened                                                 1,420           376,322,624
  Closed                                                (1,370)         (345,244,911)
                                                      ---------     -----------------
  Outstanding December 31, 1998                            268           $80,195,745
                                                      =========     =================


 EQUITY INCOME                                            FUTURES CONTRACTS
                                                                     AGGREGATE
                                                     NUMBER OF      FACE VALUE OF
                                                     CONTRACTS      CONTRACTS (1)
                                                    ----------       --------------
  Outstanding December 31, 1997                            56           $10,247,020
  Opened                                                  433            98,566,960
  Closed                                                 (430)          (97,087,891)
                                                   -------------    ------------------
  Outstanding December 31, 1998                            59           $11,726,089
                                                   =============     =================

 QUANTITATIVE EQUITY                                    FUTURES CONTRACTS
                                                                       AGGREGATE
                                                    NUMBER OF        FACE VALUE OF
                                                    CONTRACTS        CONTRACTS (1)
                                                   --------------   ----------------
  Outstanding December 31, 1997                         108              $23,847,309
  Opened                                                930              234,557,881
  Closed                                               (910)            (223,548,439)
                                                   --------------   ----------------
  Outstanding December 31, 1998                         128              $34,856,751
                                                   ==============    ================

 (1) The aggregate face value of contracts is computed on the date each contract was opened.

                                               Notes to Financial Statements 106

Frank Russell Investment Company
Russell Funds

Notes to Financial Statements, continued

December 31, 1998

 INTERNATIONAL SECURITIES                               FUTURES CONTRACTS
                                                                       AGGREGATE
                                                    NUMBER OF        FACE VALUE OF
                                                    CONTRACTS        CONTRACTS (1)
                                                   --------------   ----------------
  Outstanding December 31, 1997                           409         $  52,115,383
  Opened                                                3,465           299,623,950
  Closed                                               (3,228)         (301,799,165)
                                                   --------------   ----------------
  Outstanding December 31, 1998                           646         $  49,940,168
                                                  ===============    ===============

 DIVERSIFIED BOND                                        WRITTEN OPTIONS
                                                     NUMBER OF         PREMIUMS
                                                   CONTRACTS (2)       RECEIVED
                                                   ------------     --------------
  Outstanding December 31, 1997                           177          $  114,076
  Opened                                                   34             355,995
  Closed                                                  (10)            (93,256)
  Expired                                                 (84)           (209,284)
                                                   ------------     --------------
  Outstanding December 31, 1998                           117          $  167,531
                                                   ============     ==============

 MULTISTRATEGY BOND                                      WRITTEN OPTIONS
                                                     NUMBER OF         PREMIUMS
                                                   CONTRACTS (2)       RECEIVED
                                                   ------------     --------------
  Outstanding December 31, 1997                            241        $  157,083
  Opened                                                    54           522,493
  Closed                                                   (18)         (160,559)
  Expired                                                 (110)         (267,565)
                                                   ------------     --------------
  Outstanding December 31, 1998                            167        $  251,452
                                                   ============     ==============

                                                        FUTURES CONTRACTS                   FUTURES CONTRACTS
 MULTISTRATEGY BOND                                         SOLD SHORT                          PURCHASED
                                                                       AGGREGATE                            AGGREGATE
                                                    NUMBER OF        FACE VALUE OF       NUMBER OF        FACE VALUE OF
                                                    CONTRACTS        CONTRACTS (1)       CONTRACTS        CONTRACTS (1)
                                                   -------------    ----------------   --------------   -----------------
  Outstanding December 31, 1997                         --           $      --                557          $  65,554,916
  Opened                                               (656)           (76,853,614)         3,432            417,807,079
  Closed                                                371             43,034,809         (3,320)          (392,224,178)
                                                   -------------    ----------------   --------------   -----------------
  Outstanding December 31, 1998                        (285)         $ (33,818,805)           669          $  91,137,817
                                                   =============     ===============   ==============   =================

 (1) The aggregate face value of contracts is computed on the date each contract was opened.

 (2) Each contract represents $100,000 notional value.

 SECURITIES LENDING: Effective April 27, 1998, the Investment Company resumed its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by Morgan Stanley Trust Company ("MSTC") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities-lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

 Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and MSTC and is included as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and MSTC and are

107  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

 included as interest income for the Fund. All collateral received will be in an amount at least equal to 100% (for fixed income securities), 102% (for loans of U.S. securities) or 105% (for non-U.S. equity securities) of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than the above respective percentages of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of December 31, 1998, the value of outstanding securities on loan and the value of collateral amounted to as follows:

                                VALUE OF                                               VALUE OF
                             SECURITIES ON    VALUE OF                              SECURITIES ON    VALUE OF
                                  LOAN       COLLATERAL                                  LOAN       COLLATERAL
                             ------------    -------------                          ------------    -----------
 Diversified Equity          $23,954,014     $23,467,370  International Securities  $26,058,167     $25,642,082
 Equity Income                   812,700         812,700  Diversified Bond           88,211,731      92,753,500
 Quantitative Equity          14,140,692      14,154,154  Multistrategy Bond         31,625,280      33,210,750

4. RELATED PARTIES
   ADVISOR: FRIMCo operates and administers all of the Funds which comprise the Investment Company, and advises the Money Market and U.S. Government Money Market Funds (two series of the Investment Company not presented in this report). FRIMCo is a wholly owned subsidiary of Frank Russell Company, a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Frank Russell Company researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

   For the year ended December 31, 1998, the advisory fee paid to FRIMCo, for the Funds listed below, in accordance with the Investment Company's Advisory Agreement with that firm, amounted to $35,965,721 before waivers. Such fee is payable monthly and is equal to the annual rate, by Fund, shown in the table below, of the average daily net assets of the applicable Fund. Effective December 1, 1998, the advisory fee annual rates were reduced by the Administrator fee of .05%; the new rates are:

                            ANNUAL RATE                                          ANNUAL RATE
                            -------------                                       -------------
                                                                               C>
  Diversified Equity             0.73%         International Securities              .90%
  Equity Income                  0.75          Diversified Bond                      .40
  Quantitative Equity            0.73          Multistrategy Bond                    .60

 The Advisor contract also provides that if any Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Advisor on an annual basis, such excess will be paid by FRIMCo.

 The Advisor has voluntarily agreed to waive a portion of its 0.60% advisory fee for the Multistrategy Bond Fund, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.80% of the Fund's average daily net assets on an annual basis. The total amount of the waiver for the year ended December 31, 1998 was $57,035.

 FRIMCo calculates its advisory fee based on average daily net assets for each Fund, less any advisory fee incurred on assets invested in the Money Market Fund (see Note 5) thereby eliminating any duplication of fees.

 ADMINISTRATOR: Effective December 1, 1998, the Investment Company's Board of Trustees approved a plan to pay a .05% fee of the average daily net assets of the Funds to FRIMCo, in accordance with the Investment Company's Advisory Agreement with that firm. The fee paid to FRIMCo for the Funds listed above amounted to $218,586 before waivers.

 ANALYTIC SERVICES: Fees for analytic services provided to the Funds are paid or accrued to Russell/Mellon Analytical Services, an affiliate of the Investment Company. Russell/Mellon Analytical Services provides TruVP System to the Funds, pursuant to a written Service Agreement. The TruVP System provides analytics used by the investment department.

 TRANSFER AGENT: The Funds have a contract with FRIMCo to provide transfer agent services to the Investment Company. Total fees for the twelve months ended December 31, 1998 were $3,452,286.

 DISTRIBUTOR AND SHAREHOLDER SERVICING: Prior to May 18, 1998, the Investment Company had a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company was authorized to make payments to the Distributor, or any Selling Agents, as defined in the Plan, an amount (the "12b-1 Fee") for sales support services provided, and

                                              Notes to Financial Statements  108

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

 related expenses incurred which were primarily intended to result in the sale of the Class C shares subject to the Distribution Plan. Effective May 18, 1998, Class C shares were renamed Class E shares and the 12b-1 fee was eliminated.

 The Investment Company has entered into a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of FRIMCo to promote and offer shares of Class S and Class E of the Investment Company Funds. The Distributor may enter into sub-distribution agreements with other non-affiliated parties (the "Selling/Servicing Agents"). The amounts paid to the Distributor prior to May 18, 1998 for distribution services relating to Class E are included in the accompanying Statements of Operations. Currently, the Distributor receives no compensation from the Investment Company for its services relating to distributing the Class S and Class E shares.

 In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class E shares of the Funds. The amounts paid to the Distributor for shareholder services relating to Class E are included in the accompanying Statements of Operations.

 The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class E shares on an annual basis.

 ACCRUED FEES PAYABLE TO AFFILIATES AS OF DECEMBER 31, 1998 WERE AS FOLLOWS:

                                                                                     SHAREHOLDER
                                                                                     SERVICING &
                               ADVISORY   ADMINISTRATION     ANALYTIC     TRANSFER   DISTRIBUTION
                                 FEES          FEES        SERVICE FEES  AGENT FEES     FEES              TOTALS
                              --------    --------------   ------------  ----------  -------------   -----------------
 Diversified Equity           $ 815,251    $ 56,159         $ 7,336       $ 142,520    $ 4,773          $ 1,026,039
 Equity Income                  161,459      10,825           1,843          33,872        446              208,445
 Quantitative Equity            790,827      54,357           2,302         146,931      4,037              998,454
 International Securities       706,163      39,381          10,273         121,028      2,357              879,202
 Diversified Bond               270,858      34,525              86          61,662      2,824              369,955
 Multistrategy Bond             246,966      23,339              30          67,889      1,331              339,555
                              ---------    -------------    ------------   ---------  ------------    ---------------
                             $2,991,524    $218,586         $21,870       $ 573,902    $15,768          $ 3,821,650
                             ==========    ============     ============   =========   ===========    ===============

 BROKERAGE COMMISSIONS: The Funds may effect portfolio transactions through Frank Russell Securities, Inc., an affiliate of the Advisor, when a money manager determines that the Fund will receive competitive execution, price, and commissions. Upon completion of such transactions, Frank Russell Securities, Inc. will refund up to 70% of the commissions paid by that Fund after reimbursement for research services provided to FRIMCo. Amounts retained by Frank Russell Securities, Inc. for the year ended December 31, 1998 were as follows:

  Diversified Equity      $330,393        Quantitative Equity       $ 12,196
  Equity Income            119,448        International Securities   190,265

 Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Advisor.

 BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $20,000 per year plus out-of-pocket expenses. Total Trustee expenses were $21,407 for the year ended December 31, 1998, and were allocated to each Fund and Class, where appropriate, on a pro rata basis, including 22 other affiliated Funds not presented herein.

5. MONEY MARKET FUND
   The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund (a series of Frank Russell Investment Company not presented herein). As of December 31, 1998, $328,033,000 of the Money Market Fund's net assets represents investments by these Funds and $447,833,000 represents the investments of other affiliated Funds not presented herein.

109  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

6. FUND SHARE TRANSACTIONS
   Share transactions for the years ended December 31, were as follows:

                                   SHARES                        DOLLARS
                         -------------------------------------------------------------
                             1998          1997           1998              1997
 DIVERSIFIED EQUITY      -------------------------------------------------------------
  CLASS S
  Proceeds from shares
   sold                     9,507,360        8,086,088     $448,918,371     $375,766,850
 Proceeds from
   reinvestment of
   distributions            1,274,778        3,725,974       59,998,451      158,438,737
 Payments for shares
   redeemed                (8,070,726)      (4,802,360)    (384,258,751)    (223,615,053)
                           ------------     -----------    -------------    -------------
 Net increase
   (decrease)               2,711,412        7,009,702      124,658,071      310,590,534
                           ------------     -----------    -------------    -------------
 CLASS E (a)(b)
 Proceeds from shares
   sold                       123,298           66,243        5,594,639        3,187,196
 Proceeds from
   reinvestment of
   distributions                5,378                2          256,859               89
 Payments for shares
   redeemed                   (18,482)          (1,200)        (891,748)         (62,020)
                           ------------     -----------    -------------    -------------
 Net increase
   (decrease)                 110,194           65,045        4,959,750        3,125,265
                           ------------     -----------    -------------    -------------
 Total increase
   (decrease)               2,821,606        7,074,747     $129,617,821     $313,715,799
                           ============     ===========    ============     ============
EQUITY INCOME
 CLASS S
 Proceeds from shares
   sold                     2,229,736        1,660,711      $93,207,934      $73,122,240
 Proceeds from
   reinvestment of
   distributions              512,914          911,813       20,628,554       36,860,520
 Payments for shares
   redeemed                (2,196,713)      (1,899,151)     (91,317,526)     (84,411,404)
                           ------------     -----------    -------------    -------------
 Net increase
   (decrease)                 545,937          673,373       22,518,962       25,571,356
                           ------------     -----------    -------------    -------------
 CLASS E (b)
 Proceeds from shares
   sold                        22,270           11,673          939,958          500,212
 Proceeds from
   reinvestment of
   distributions                  547                4           21,592              177
 Payments for shares
   redeemed                   (13,005)          (6,565)        (543,167)        (288,276)
                           ------------     -----------    -------------    -------------
 Net increase
   (decrease)                   9,812            5,112          418,383          212,113
                           ------------     -----------    -------------    -------------
 Total increase
   (decrease)                 555,749          678,485      $22,937,345      $25,783,469
                           ============     ===========    ============     ============
QUANTITATIVE EQUITY
 CLASS S
 Proceeds from shares
   sold                    10,401,417        9,083,437     $411,246,920     $338,711,998
 Proceeds from
   reinvestment of
   distributions            1,801,116        3,377,853       71,013,427      119,025,818
 Payments for shares
   redeemed                (8,361,539)      (5,466,417)    (332,333,211)    (203,662,362)
                           ------------     -----------    -------------    -------------
 Net increase
   (decrease)               3,840,994        6,994,873      149,927,136      254,075,454
                           ------------     -----------    -------------    -------------
 CLASS E (b)
 Proceeds from shares
   sold                       135,230           57,845        5,166,521        2,137,628
 Proceeds from
   reinvestment of
   distributions                7,335                3          292,332              102
 Payments for shares
   redeemed                   (30,285)          (3,888)      (1,233,765)        (155,726)
                           ------------     -----------    -------------    -------------
 Net increase
   (decrease)                 112,280           53,960        4,225,088        1,982,004
                           ------------     -----------    -------------    -------------
 Total increase
   (decrease)               3,953,274        7,048,833     $154,152,224     $256,057,458
                           ============     ===========    ============     ============

(a) Share transactions for Class E for the year ended December 31, 1997 are for the period May 27, 1997 (commencement of sale of shares) to December 31, 1997.

(b) Effective May 18, 1998, Class C was renamed Class E.

                                              Notes to Financial Statements  110

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

                                   SHARES                       DOLLARS
                         ------------------------------------------------------------
 INTERNATIONAL               1998          1997           1998             1997
 SECURITIES              ------------------------------------------------------------
  CLASS S
Proceeds from shares
  sold                       5,496,045        5,602,508     $326,448,206     $329,786,927
Proceeds from
  reinvestment of
  distributions                171,775          778,773       10,072,223       42,316,642
Payments for shares
  redeemed                  (5,562,388)      (3,744,190)    (329,404,774)    (219,850,134)
                            -----------       ----------    -------------     ------------
Net increase
  (decrease)                   105,432        2,637,091        7,115,655      152,253,435
                            -----------       ----------    -------------     ------------
CLASS E (b)
Proceeds from shares
  sold                          59,331           15,385        3,346,399          911,652
Proceeds from
  reinvestment of
  distributions                    588                1           34,441               48
Payments for shares
  redeemed                     (10,159)          (2,782)        (590,863)        (161,903)
                            -----------       ----------    -------------     ------------
Net increase
  (decrease)                    49,760           12,604        2,789,977          749,797
                            -----------       ----------    -------------     ------------
Total increase
  (decrease)                   155,192        2,649,695       $9,905,632     $153,003,232
                           ============     ===========    ============     ============
 DIVERSIFIED BOND
  CLASS S
  Proceeds from shares
    sold                    15,009,859       12,348,179     $355,143,003     $285,135,050
  Proceeds from
    reinvestment of
    distributions            1,508,462        1,005,608       35,660,201       23,212,199
  Payments for shares
    redeemed               (11,474,358)      (8,175,529)    (272,067,167)    (188,567,724)
                            -----------       ----------    -------------     ------------
  Net increase
    (decrease)               5,043,963        5,178,258      118,736,037      119,779,525
                            -----------       ----------    -------------     ------------
  CLASS E (b)
  Proceeds from shares
    sold                       155,188           71,904        3,756,793        1,676,993
  Proceeds from
    reinvestment of
    distributions                6,059                1          145,944               14
  Payments for shares
    redeemed                   (67,274)         (11,128)      (1,614,546)        (260,392)
                            -----------       ----------    -------------     ------------
  Net increase
    (decrease)                  93,973           60,777        2,288,191        1,416,615
                            -----------       ----------    -------------     ------------
  Total increase
    (decrease)               5,137,936        5,239,035     $121,024,228     $121,196,140
                           ============     ===========    ============     ============
 MULTISTRATEGY BOND
  CLASS S
  Proceeds from shares
    sold                    22,246,273       19,095,215     $228,941,847     $195,040,097
  Proceeds from
    reinvestment of
    distributions            3,444,172        2,374,546       35,248,098       24,254,657
  Payments for shares
    redeemed               (14,104,977)      (9,058,823)    (145,115,530)     (92,355,378)
                            -----------       ----------    -------------     ------------
  Net increase
    (decrease)              11,585,468       12,410,938      119,074,415      126,939,376
                            -----------       ----------    -------------     ------------
  CLASS E (b)(c)
  Proceeds from shares
    sold                       253,909               --        2,610,567               --
  Proceeds from
    reinvestment of
    distributions                8,900               --           90,421               --
  Payments for shares
    redeemed                    (4,393)              --          (45,171)              --
                            -----------       ----------    -------------     ------------
  Net increase
    (decrease)                 258,416               --        2,655,817               --
                            -----------       ----------    -------------     ------------
  Total increase
    (decrease)              11,843,884       12,410,938     $121,730,232     $126,939,376
                           ============     ===========    ============     =============

(b)  Effective May 18, 1998, Class C was renamed Class E.

(c) Share transactions for Class E for the year ended December 31, 1998 are for the period September 11, 1998 (commencement of sale of shares) to December 31, 1998.


111  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

7. DIVIDENDS
   On February 1, 1999, the Board of Trustees declared the following dividends from net investment income payable on February 4, 1999, to shareholders of record on February 2, 1999:

  Multistrategy Bond - Class S        $0.0504          Diversified Bond - Class S        $0.1101
  Multistrategy Bond - Class E         0.0482          Diversified Bond - Class E         0.1049
  Multistrategy Bond - Class C         0.0498          Diversified Bond - Class C         0.1084


8. BENEFICIAL INTEREST
   As of December 31, 1998, the following Funds have one or more shareholders with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund or Class: Diversified Bond - Class S 15.5%, Diversified Bond - Class E 23.9% and 63.4%, Diversified Equity - Class E 17.8% and 49.5%, Equity Income - Class E 35.5% and 48.8%, Multistrategy
   Bond -Class E 29.6%, International Securities - Class E 15.2%, 19.8% and 19.9% and Quantitative Equity - Class E 12.9%, 20.8% and 28.0%.

9. SUBSEQUENT EVENTS
   On January 15, 1999, the Funds began offering Class C shares under a Distribution Plan with a 12b-1 fee payment of up to 0.75% of the average daily net assets of a Fund's Class C shares. Under the Plan, the Class C shares of the Funds do not pay for unreimbursed expenses of the Distributor including amounts expended by the Distributor in excess of amounts received by it from the Funds, interest, carrying or other financial charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amount or more from future payments made by the Funds under the Distribution Plan.

                                              Notes to Financial Statements  112

Report of Independent Accountants


To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series of Frank Russell Investment Company (in this report comprised of Diversified Equity, Equity Income, Quantitative Equity, International Securities, Diversified Bond, and Multistrategy Bond (the "Funds")) at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                            /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999


113  Report of Independent Accountants

Frank Russell Investment Company
Russell Funds

Tax Information

December 31, 1998 (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 1998:

                          Total Long-Term
                           Capital Gains
                          ---------------
Diversified Equity           $49,066,087
Equity Income                 16,279,166
Quantitative Equity           67,909,606
International Securities       3,180,464
Multistrategy Bond             5,622,540
Diversified Bond               4,591,036


                                                            Tax Information  114

Frank Russell Investment Company
Russell Funds

Matter Submitted to a Vote of Shareholders

December 31, 1998

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Frank Russell Investment Company (the "Investment Company") held at 909 A Street, Tacoma, Washington on November 19, 1998.


THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING


The results of each vote accompany the description of each matter
-----------------------------------------------------------------

1. This item number was reserved for a matter affecting another FRIC Fund of the Investment Company.

2.  To elect the members of the Board of Trustees of the Investment Company.

   VOTE:
   -----
                                  For                  Withheld
                          --------------------      ---------------

 Lynn L. Anderson           1,142,054,288.045         2,131,664.459
 Paul E. Anderson           1,139,319,894.878         2,166,057.626
 Paul Anton, PhD.           1,141,736,993.856         2,448,958.648
 William E. Baxter          1,141,722,018.319         2,463,934.185
 Lee C. Gingrich            1,142,034,296.045         2,161,656.459
 Eleanor W. Palmer          1,141,728,049.319         2,457,903.185



3. To ratify the selection of PricewaterhouseCoopers LLP as the Investment Company's independent accountants.


   VOTE:
   -----

                                              Abstain/Broker
        For                  Against             Non-Vote
-------------------    ------------------    ---------------
 1,141,762,608.691         732,463.728         1,690,880.085


4. To approve a proposed advisory agreement with Frank Russell Investment Management Company ("FRIMCo"), the current investment manager of the Investment Company, restructuring the manner in which services are provided to the Funds, providing for compensation to FRIMCo for managing certain additional assets of the Funds.


  VOTE:
  -----

                                                                 Abstain/Broker
                                     For           Against       Non-Vote
                                --------------    -----------    --------------
Diversified Equity Fund          21,150,994.475    226,722.351    150,293.425
 Equity Income Fund               4,481,926.359     67,306.068     76,147.984
 Quantitative Equity Fund        24,415,989.225    149,201.516    197,817.530
 International Securities Fund   12,377,629.156     98,582.932     68,230.961
 Diversified Bond Fund           29,354,115.044    132,849.724    227,985.858
 Multistrategy Bond Fund         39,090,853.106    131,938.517    245,012.272


115  Matter Submitted to a Vote of Shareholders

Frank Russell Investment Company
Russell Funds

Matter Submitted to a Vote of Shareholders, continued

December 31, 1998

5. To approve a proposed advisory agreement with FRIMCo, to take effect upon the closing of the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company.

  VOTE:
  -----

                                                                  Abstain/Broker
                                     For             Against        Non-Vote
                                ------------       -----------   -------------
 Diversified Equity Fund        21,115,167.404     263,346.972     149,495.874
 Equity Income Fund              4,497,756.986      94,267.254      33,356.171
 Quantitative Equity Fund       24,404,857.031     195,633.258     162,517.982
 International Securities Fund  12,351,617.717     116,595.866      76,229.466
 Diversified Bond Fund          29,420,400.694     162,229.949     132,319.983
 Multistrategy Bond Fund        39,002,219.176     154,258.183     311,326.536


6. To approve a change to the Funds' fundamental investment restrictions limiting borrowing activities, authorizing a higher borrowing level for the purpose of meeting shareholder redemption requests.


  VOTE:
  -----

                                                                  Abstain/Broker
                                     For             Against        Non-Vote
                                 ------------      -----------   -------------
 Diversified Equity Fund        16,651,273.910     389,073.029     129,650.311
 Equity Income Fund              3,968,466.956     122,296.440      32,274.015
 Quantitative Equity Fund       19,658,448.638     326,635.239     151,233.394
 International Securities Fund  10,400,165.655     183,567.852      65,087.542
 Diversified Bond Fund          26,336,412.126     240,289.059     126,483.414
 Multistrategy Bond Fund        33,679,940.657     293,444.081     277,742.157


7. To approve the elimination of certain fundamental investment restrictions applicable to the Funds.


  VOTE:
  -----

 a) elimination of restriction on investing in interests of oil and gas:

                                                                  Abstain/Broker
                                     For             Against        Non-Vote
                                 ------------      -----------   -------------
 Diversified Equity Fund        14,680,700.221   1,050,917.877   1,438,379.152
 Equity Income Fund              3,757,024.475     212,285.916     153,727.020
 Quantitative Equity Fund       17,393,076.359   1,023,040.741   1,720,200.171
 International Securities Fund   9,163,748.065     462,589.723   1,022,483.261
 Diversified Bond Fund          17,475,683.536   7,567,749.518   1,659,751.572
 Multistrategy Bond Fund        28,463,894.981   1,462,170.603   4,325,061.311


                                 Matter Submitted to a Vote of Shareholders  116

Frank Russell Investment Company

Russell Funds

Matter Submitted to a Vote of Shareholders, continued

December 31, 1998

 b) elimination of restriction on investing in issuers in operation for less than three years:

                                                                  Abstain/Broker
                                     For            Against         Non-Vote
                                --------------  -------------     --------------
 Diversified Equity Fund        15,907,546.632  1,119,472.223      142,978.395
 Equity Income Fund              3,871,065.258    219,013.138       32,959.015
 Quantitative Equity Fund       18,872,528.389  1,098,429.403      165,359.479
 International Securities Fund  10,083,612.540    491,416.057       73,792.452
 Diversified Bond Fund          18,910,496.668  7,652,390.517      140,297.441
 Multistrategy Bond Fund        32,329,024.641  1,621,185.173      300,917.081

 c) elimination of restriction on investing in issuers beneficially owned by affiliated persons:

                                                                  Abstain/Broker
                                     For            Against         Non-Vote
                                --------------  -------------  ----------------
 Diversified Equity Fund        15,723,651.773  1,292,163.379      154,182.098
 Equity Income Fund              3,778,649.532    311,671.864       32,716.015
 Quantitative Equity Fund       18,624,919.557  1,338,025.006      173,372.708
 International Securities Fund   9,979,805.013    593,335.573       75,680.463
 Diversified Bond Fund          18,703,957.269  7,864,678.024      134,549.333
 Multistrategy Bond Fund        31,938,140.116  2,008,733.091      304,253.688

 d) elimination of restriction on investing in warrants not listed on the NYSE or ASE:

                                                                  Abstain/Broker
                                     For            Against         Non-Vote
                                --------------  ---------------  --------------
 Diversified Equity Fund        15,877,248.902  1,138,975.178      153,773.170
 Equity Income Fund              3,816,801.091    271,510.305       34,726.015
 Quantitative Equity Fund       18,816,617.169  1,145,916.004      173,784.098
 Multistrategy Bond Fund        32,368,641.922  1,586,875.892      295,609.081

8. This item number was reserved for a matter affecting another FRIC Fund of the Investment Company.

To act upon any other business as may legally have come before the Special Meeting or any adjournment thereof.


VOTE:
 -----

                                    Grant       Withheld
                              --------------   -------------
 Diversified Equity Fund      20,259,727.374   1,268,282.876
 Equity Income Fund            4,271,931.380     353,449.031
 Quantitative Equity Fund     23,667,356.308   1,095,651.963
 International Securities
   Fund                       11,638,845.888     905,597.161
 Diversified Bond Fund        28,210,514.108   1,504,436.518
 Multistrategy Bond Fund      37,927,986.961   1,539,816.934

117  Matter Submitted to a Vote of Shareholders

Frank Russell Investment Company
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

Trustees
 George F. Russell, Jr., Chairman
 Lynn L. Anderson
 Paul E. Anderson
 Paul Anton, PhD
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

Officers
 Lynn L. Anderson, President and Chief Executive Officer
 Peter Apanovitch, Manager of Short Term Investment Funds
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Randall P. Lert, Director of Investments
 Karl Ege, Secretary and General Counsel

Manager, Transfer and Dividend Paying Agent
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

Consultant
 Frank Russell Company
 909 A Street
 Tacoma, WA 98402

Custodian
 State Street Bank and Trust Company
 1776 Heritage Drive
 North Quincy, MA 02171

Office of Shareholder Inquiries
 909 A Street
 Tacoma, WA 98402
 (800) RUSSEL4
 (800) 787-7354

Legal Counsel
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

Independent Accountants
 PricewaterhouseCoopers LLP
 One Post Office Square
 Boston, MA 02109

Distributor
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

Money Managers
Diversified Equity
 Alliance Capital Management L.P., Minneapolis, MN
 Barclays Global Investors, N.A., San Francisco, CA
 Equinox Capital Management, Inc., New York, NY
 INVESCO Capital Management, Inc., Atlanta, GA
 Lincoln Capital Management Company, Chicago, IL
 Morgan Stanley Asset Management, Inc., New York, NY
 Peachtree Asset Management, Atlanta, GA
 Sanford C. Bernstein & Co., Inc., New York, NY
 Suffolk Capital Management, Inc., New York, NY
 Trinity Investment Management Corporation, Boston, MA

Equity Income
 Equinox Capital Management, Inc., New York, NY
 Trinity Investment Management Corporation, Boston, MA
 Westpeak Investment Advisors, L.P., Boulder, Co

Quantitative Equity
 Barclays Global Investors, N.A., San Francisco, CA
 Franklin Portfolio Associates, LLC, Boston, MA
 J.P. Morgan Investment Management, Inc., New York, NY

International Securities
 J.P. Morgan Investment Management, Inc., New York, NY
 Marathon Asset Management Limited, London, England
 Mastholm Asset Management, LLC, Bellevue, WA
 Oechsle International Advisors, Boston, MA
 Rowe Price-Fleming International, Inc., Baltimore, MD
 Sanford C. Bernstein & Co., Inc., New York, NY
 The Boston Company Asset Management, Inc., Boston, MA

Diversified Bond
 Lincoln Capital Management Company, Chicago, IL
 Pacific Investment Management Company, Newport Beach, CA
 Standish, Ayer & Wood, Inc., Boston, MA

Multistrategy Bond
 BEA Associates, Inc., New York, NY
 Pacific Investment Management Company, Newport Beach, CA
 Standish, Ayer & Wood, Inc., Boston, MA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                              Manager, Money Managers and Service Providers  118

[RUSSELL LOGO]

Frank Russell Investment Company

909 A Street
Tacoma, WA 98402-5120
253-627-7001
800-972-0700
Fax: 253-591-3495

A-5147(299)  36-08-019

                                              FRANK RUSSELL INVESTMENT COMPANY

LIFEPOINTS FUNDS


1998 Annual Report


CLASS C, CLASS D, & CLASS E

EQUITY BALANCED STRATEGY FUND

AGGRESSIVE STRATEGY FUND

BALANCED STRATEGY FUND

MODERATE STRATEGY FUND

CONSERVATIVE STRATEGY FUND


December 31, 1998





                                                                [RUSSELL LOGO]

               FRANK RUSSELL INVESTMENT COMPANY

               Frank Russell Investment Company is a "series mutual fund" with 28 different investment portfolios. These financial statements report on five Funds, each of which has distinct investment objectives and strategies.


               FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY

               Responsible for overall management and administration of the Funds.


               FRANK RUSSELL COMPANY

               Consultant to Frank Russell Investment Management Company.

                        FRANK RUSSELL INVESTMENT COMPANY
                               LIFEPOINTS(R) FUNDS

                                  ANNUAL REPORT

                                DECEMBER 31, 1998

                                TABLE OF CONTENTS

                                                                       Page

      Letter to Our Clients ........................................    2

      Portfolio Management Discussion ..............................    3

      Equity Balanced Strategy Fund ................................    9

      Aggressive Strategy Fund .....................................   14

      Balanced Strategy Fund .......................................   19

      Moderate Strategy Fund .......................................   24

      Conservative Strategy Fund ...................................   29

      Notes to Financial Statements ................................   34

      Report of Independent Accountants ............................   41

      Tax Information ..............................................   42

      Matters Submitted to a Vote of Shareholders ..................   43

      Manager, Money Managers and Service Providers ................   46


FRANK RUSSELL INVESTMENT COMPANY - LIFEPOINTS(R) FUNDS
Copyright (C) Frank Russell Company 1999. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

TO OUR CLIENTS

We are pleased to present the Frank Russell Investment Company 1998 Annual Report. This report covers information on five of the Funds and represents our seventeenth year in operation.

We remain committed to providing our clients with superior investment solutions through the benefits of multi-manager, multi-style diversification used in structuring our Funds. The commitment proved worthwhile in 1998, as our Funds, in general, provided solid returns as compared to their respective benchmarks and attracted many new investors, both creating significant growth in assets.

Frank Russell Investment Management Company (FRIMCo) continuously evaluates the Funds we offer our clients. Each of these Funds is carefully monitored by Russell investment professionals to ensure that the most appropriate investment advisors and strategies are utilized within each Fund. The advisors are monitored by FRIMCo, using the expertise and advice of the Investment Policy and Research group of Frank Russell Company.

Since the close of 1997, we have implemented changes in our Funds' structure which we believe will benefit current and potential investors. The former Class C shares of the Russell Funds have been renamed Russell Fund Class E shares, and their fee structure now aligns with the Russell LifePoints(R) Funds' Class E shares. Additionally, the Russell LifePoints(R) Funds' Class D shares were opened for investment in March 1998.

FRIMCo's decision to retain Boston Financial Data Services(BFDS) to assist in the transfer agent process in June 1998 has enhanced the level of services provided to our clients.

We are also pleased to announce the recent acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company, the U.S. leader in both individual life insurance sold annually and total life insurance in force. We believe this is a very positive development for both Russell and the Funds, given the financial strength and image of Northwestern.

Thank you for your continued confidence and investment with Frank Russell Investment Company. We look forward to 1999 and continuing to earn your support.

Sincerely,


/s/ George Russell                      /s/ Lynn L. Anderson

George F. Russell, Jr.                  Lynn L. Anderson
Chairman                                President and Chief Executive Officer
Frank Russell Investment Company        Frank Russell Investment Company

LIFEPOINTS(R) FUNDS

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)



PERFORMANCE REVIEW

For the year ended December 31, 1998, the performance of the LifePoints Funds exceeded their respective Lipper benchmarks, led by strong stock fund performance. US stocks provided investors with returns in excess of 20% for an unprecedented fourth consecutive year. Despite the strong gains, the year provided significant challenges to fund managers. Investors continued to direct assets toward large cap growth stocks, despite extreme valuations.

The result was the largest performance differential on record between the largest 50 stocks of the Russell 1000(R) Index (up 40.4% for the year) and small cap stocks in the Russell 2000(R) Index (down 2.5% for the year). The US funds in the LifePoints strategies fared significantly better than the average of funds in their respective peer groups. However, the strength of larger cap growth issues resulted in the Funds trailing their respective index benchmarks.

The European Monetary Union continued to be a catalyst for strong stock market performance of markets on the European continent. The Salomon Smith Barney Broad Market Index (BMI) of continental European markets rose more than 30% in 1998. As in the US, large cap stocks dominated the performance of these markets. The BMI's United Kingdom segment lagged its neighboring markets but still rose 17%. Pacific Basin markets were plagued by economic weakness through most the year. The region rose only 3.8% for the year, with currency appreciation versus the dollar driving a 5.7% loss in local currencies.

Interest rates continued to decline during the year, as signs of disinflation and moderating economic growth continued to ease yields. Third quarter volatility reflected a flight to quality, as investors expressed fears of a global recession. It also led to severe credit spread widening that eroded the returns of corporate and mortgage-backed securities. Intervention by the Federal Reserve Board helped restore confidence in the economy but failed to completely reverse the spread widening. As a result, treasuries outperformed other sectors of the bond market.

The 1998 annual returns of the Underlying Funds (Class S shares) are as follows:
Diversified Equity Fund had a total return of 25.2%, Special Growth Fund returned 0.4%, Quantitative Equity Fund gained 24.8%, International Securities Fund returned 12.9%, Emerging Markets Fund lost 27.6%, Real Estate Securities Fund lost 15.9%, Multistrategy Bond Fund gained 6.8%, Volatility Constrained Bond Fund gained 6.1%, and Diversified Bond Fund returned 8.1%.

3  LifePoints(R) Funds

EQUITY BALANCED STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)

OBJECTIVE: Equity Balanced Strategy Fund seeks to achieve high, long-term capital appreciation, while recognizing the possibility of high fluctuations in year to year market values.

STRATEGY: Each LifePoints(R) Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints Fund's investment objective and risk profile.


            LifePoints(R)Equity       Equity Balanced        Equity Balanced
             Balanced Strategy        Strategy Composite     Lipper(R)Composite
Dates          Fund - Class E            Benchmark++++          Benchmark++
Inception*        $10,000                   $10,000               $10,000
      1997         $9,758                    $9,918                $9,765
      1998        $11,099                   $11,700               $10,665
-------------------------------------------------------------------------------

Total             $30,857                   $31,618               $30,430
===============================================================================


EQUITY BALANCED STRATEGY FUND - CLASS E

PERIODS ENDED    GROWTH OF       TOTAL
   12/31/98       $10,000        RETURN
--------------------------------------------
1 Year          $11,375       13.75%
Inception       $11,099        8.69%(S)

EQUITY BALANCED STRATEGY FUND - CLASS D +

PERIODS ENDED    GROWTH OF       TOTAL
   12/31/98       $10,000        RETURN
--------------------------------------------
1 Year          $11,381       13.81%
Inception       $10,940        8.64%(S)


EQUITY BALANCED LIPPER(R) COMPOSITE BENCHMARK

 PERIODS ENDED      GROWTH OF          TOTAL
    12/31/98         $10,000           RETURN
--------------------------------------------------
1 Year            $10,922         9.22%
Inception         $10,665         5.28%(S)

EQUITY BALANCED STRATEGY COMPOSITE BENCHMARK

 PERIODS ENDED      GROWTH OF          TOTAL
    12/31/98         $10,000           RETURN
--------------------------------------------------
1 Year            $11,796         17.96%
Inception         $11,700         13.38%(S)



* The Fund commenced operations on September 30, 1997. Index comparison began October 1, 1997.

++ The Equity Balanced Lipper(R) Composite Benchmark is comprised of the following fund averages:

        60% Lipper(R) Growth & Income
        20% Lipper(R) International
        10% Lipper(R) Small Co. Growth
         5% Lipper(R) Emerging Markets
         5% Lipper(R) Real Estate


++++ The Equity Balanced Strategy Composite Index is comprised of the following indices:

        60% Russell 1000(R) Index
        20% Salomon Smith Barney BMI Ex-US
        10% Russell 2500(TM) Index
         5% Baring Extended Emerging Markets Index
         5% NAREIT Equity REIT Index

+ Equity Balanced Strategy Fund - Class D Shares - for the period March 24, 1998 (commencement of sales) to December 31, 1998, shareholder servicing and 12b-1 fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class E performance linked with Class D to provide historical perspective.

(S) Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance in not indicative of future results.

                                                Equity Balanced Strategy Fund  4

AGGRESSIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)



OBJECTIVE: Aggressive Strategy Fund seeks to achieve high, long-term capital appreciation, with low current income while recognizing the possibility of substantial fluctuations in year to year market values.

STRATEGY: Each LifePoints(R) Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints Fund's investment objective and risk profile.

              LifePoints(R)                                    Aggressive
            Aggressive Strategy     Aggressive Strategy     Lipper(R)Composite
Dates         Fund - Class E       Composite Benchmark++++     Benchmark++
Inception*         $10,000                $10,000                  $10,000
      1997          $9,981                 $9,926                   $9,795
      1998         $11,148                $11,407                  $10,606
------------------------------------------------------------------------------

Total              $31,129                $31,333                  $30,401
==============================================================================


AGGRESSIVE STRATEGY FUND - CLASS E

PERIODS ENDED   GROWTH OF      TOTAL
  12/31/98       $10,000      RETURN
-----------------------------------------
1 Year         $11,169      11.69%
Inception      $11,148       8.79%(S)

AGGRESSIVE STRATEGY FUND - CLASS D +

PERIODS ENDED   GROWTH OF      TOTAL
  12/31/98       $10,000      RETURN
-----------------------------------------
1 Year         $11,152      11.52%
Inception      $11,300       8.65%(S)

AGGRESSIVE LIPPER(R) COMPOSITE BENCHMARK

PERIODS ENDED    GROWTH OF        TOTAL
   12/31/98       $10,000         RETURN
--------------------------------------------
1 Year          $10,828       8.28%
Inception       $10,606       4.82%(S)

AGGRESSIVE STRATEGY COMPOSITE BENCHMARK

PERIODS ENDED    GROWTH OF        TOTAL
   12/31/98       $10,000         RETURN
--------------------------------------------
1 Year          $11,493       14.93%
Inception       $11,407       11.11%(S)


* The Fund commenced operations on September 16, 1997. Index comparison began October 1, 1997.

++ The Aggressive Lipper(R) Composite Benchmark is comprised of the following fund averages:

   42% Lipper(R) Growth & Income
   19% Lipper(R) International
   18% Lipper(R) Intermediate Investment Grade Debt
   11% Lipper(R) Small Co. Growth
    5% Lipper(R) Emerging Markets
    5% Lipper(R) Real Estate


++++ The Aggressive Strategy Composite Index is comprised of the following indices:

   42% Russell 1000(R) Index
   19% Salomon Smith Barney BMI Ex-US
   18% Lehman Brothers Aggregate Bond Index
   11% Russell 2500(TM) Index
    5% Baring Extended Emerging Markets Index
    5% NAREIT Equity REIT Index

+ Aggressive Strategy Fund - Class D Shares - for the period March 24, 1998 (commencement of sales) to December 31, 1998, shareholder servicing and 12b-1 fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class E performance linked with Class D to provide historical perspective.

(S) Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance in not indicative of future results.

5  Aggressive Strategy Fund

BALANCED STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)

OBJECTIVE: Balanced Strategy Fund seeks a moderate level of current income and, over time, above-average capital appreciation with moderate risk.

STRATEGY: Each LifePoints(R) Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints Fund's investment objective and risk profile.

               LifePoints(R)
              Balanced Strategy    Balanced Strategy      Balanced Lipper(R)
Dates          Fund - Class E   Composite Benchmark++++  Composite Benchmark++
Inception*         $10,000             $10,000                   $10,000
      1997         $10,104             $10,053                    $9,944
      1998         $11,282             $11,447                   $10,820
-------------------------------------------------------------------------------

Total              $31,386             $31,500                   $30,764
===============================================================================


BALANCED STRATEGY FUND - CLASS E

PERIODS ENDED   GROWTH OF      TOTAL
  12/31/98       $10,000      RETURN
-----------------------------------------
1 Year         $11,166      11.66%
Inception      $11,282       9.80%(S)

BALANCED STRATEGY FUND - CLASS D +

PERIODS ENDED   GROWTH OF      TOTAL
  12/31/98       $10,000      RETURN
-----------------------------------------
1 Year         $11,154      11.54%
Inception      $12,700       9.71%(S)


BALANCED LIPPER(R) COMPOSITE BENCHMARK

PERIODS ENDED   GROWTH OF       TOTAL
  12/31/98       $10,000       RETURN
-----------------------------------------
1 Year         $10,881      8.81%
Inception      $10,820      6.51%(S)

BALANCED STRATEGY COMPOSITE BENCHMARK

PERIODS ENDED   GROWTH OF       TOTAL
  12/31/98       $10,000       RETURN
-----------------------------------------
1 Year         $11,386      13.86%
Inception      $11,447      11.41%(S)


* The Fund commenced operations on September 16, 1997. Index comparison began October 1, 1997.

++ The Balanced Lipper(R) Composite Benchmark is comprised of the following fund averages:

   41% Lipper(R) Intermediate Investment Grade Debt
   32% Lipper(R) Growth & Income
   14% Lipper(R) International
    5% Lipper(R) Real Estate
    5% Lipper(R) Small Capitalization
    3% Lipper(R) Emerging Markets


++++ The Balanced Strategy Composite Index is comprised of the following indices:

   41% Lehman Brothers Aggregate Bond Index
   32% Russell 1000(R) Index
   14% Salomon Smith Barney BMI Ex-US
    5% NAREIT Equity REIT Index
    5% Russell 2500(TM) Index
    3% Baring Extended Emerging Markets Index

+ Balanced Strategy Fund - Class D Shares - for the period March 24, 1998 (commencement of sales) to December 31, 1998, shareholder servicing and 12b-1 fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class E performance linked with Class D to provide historical perspective.

(S) Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance in not indicative of future results.

                                                       Balanced Strategy Fund  6

MODERATE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)



OBJECTIVE: Moderate Strategy Fund seeks to achieve moderate long-term capital appreciation with high current income while recognizing the possibility of moderate fluctuations in year to year market values.

STRATEGY: Each LifePoints(R) Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints Fund's investment objective and risk profile.


              LifePoints(R)
            Moderate Strategy     Moderate Strategy       Moderate Lipper(R)
Dates         Fund - Class E    Composite Benchmark++++  Composite Benchmark++
Inception*        $10,000              $10,000                  $10,000
      1997         $9,994              $10,102                  $10,018
      1998        $11,012              $11,252                  $10,790
------------------------------------------------------------------------------

Total             $31,006              $31,354                  $30,808
==============================================================================



MODERATE STRATEGY FUND - CLASS E

PERIODS ENDED   GROWTH OF      TOTAL
  12/31/98       $10,000      RETURN
-----------------------------------------
1 Year         $11,019      10.19%
Inception      $9,994        8.04%(S)

MODERATE STRATEGY FUND - CLASS D +

PERIODS ENDED   GROWTH OF      TOTAL
  12/31/98       $10,000      RETURN
-----------------------------------------
1 Year         $10,991       9.91%
Inception      $9,840        7.82%(S)


MODERATE LIPPER(R) COMPOSITE BENCHMARK

PERIODS ENDED   GROWTH OF       TOTAL
  12/31/98       $10,000       RETURN
-----------------------------------------
1 Year         $10,770       7.70%
Inception      $10,790       6.27%(S)

MODERATE STRATEGY COMPOSITE BENCHMARK

PERIODS ENDED   GROWTH OF       TOTAL
  12/31/98       $10,000       RETURN
-----------------------------------------
1 Year         $11,139      11.39%
Inception      $11,252       9.90%(S)




* The Fund commenced operations on October 2, 1998. Index comparison began October 1, 1997.

++ The Moderate Lipper(R) Composite Benchmark is comprised of the following fund averages:

   33% Lipper(R) Short Investment Grade Debt
   27% Lipper(R) Intermediate Investment Grade Debt
   22% Lipper(R) Growth & Income
    9% Lipper(R) International
    5% Lipper(R) Real Estate
    2% Lipper(R) Emerging Markets
    2% Lipper(R) Small Co. Growth


++++ The Moderate Strategy Composite Index is comprised of the following indices:

   33% Merrill Lynch 1-2.99 Year Treasury Index
   27% Lehman Brothers Aggregate Bond Index
   22% Russell 1000(R) Index
    9% Salomon Smith Barney BMI Ex-US
    5% NAREIT Equity REIT Index
    2% Baring Extended Emerging Markets Index
    2% Russell 2500(TM) Index

+ Moderate Strategy Fund - Class D Shares - for the period March 24, 1998 (commencement of sales) to December 31, 1998, shareholder servicing and 12b-1 fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class E performance linked with Class D to provide historical perspective.

(S) Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance in not indicative of future results.

7  Moderate Strategy Fund

CONSERVATIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)

OBJECTIVE: Conservative Strategy Fund seeks to achieve a moderate rate of return through low capital appreciation and reinvestment of a high level of current income.

STRATEGY: Each LifePoints(R) Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints Fund's investment objective and risk profile.


              LifePoints(R)
           Conservative Strategy  Conservative Strategy   Conservative Lipper(R)
Dates         Fund - Class E      Composite Benchmark++++ Composite Benchmark++
Inception*       $10,000                $10,000                   $10,000
      1997       $10,136                $10,140                   $10,082
      1998       $10,917                $11,029                   $10,728
---------------------------------------------------------------------------

Total            $31,053                $31,169                   $30,810
===========================================================================



CONSERVATIVE STRATEGY FUND - CLASS E

PERIODS ENDED   GROWTH OF      TOTAL
  12/31/98       $10,000      RETURN
-----------------------------------------
1 Year           $10,770      7.70%
Inception        $10,917      7.95%(S)

CONSERVATIVE STRATEGY FUND - CLASS D +

PERIODS ENDED   GROWTH OF      TOTAL
  12/31/98       $10,000      RETURN
-----------------------------------------
1 Year           $10,747      7.47%
Inception        $8,930       7.74%(S)

CONSERVATIVE LIPPER(R) COMPOSITE BENCHMARK

 PERIODS ENDED  GROWTH OF      TOTAL
   12/31/98      $10,000      RETURN
----------------------------------------
1 Year           $10,641      6.41%
Inception        $10,728      5.79%(S)

CONSERVATIVE STRATEGY COMPOSITE BENCHMARK

 PERIODS ENDED  GROWTH OF      TOTAL
   12/31/98      $10,000      RETURN
-----------------------------------------------
1 Year           $10,876      8.76%
Inception        $11,029      8.15%(S)


* The Fund commenced operations on November 7, 1997. Index comparison began October 1, 1997.

++ The Conservative Lipper(R) Composite Benchmark is comprised of the following fund averages:

   60% Lipper(R) Short Investment Grade Debt
   18% Lipper(R) Intermediate Investment Grade Debt
   11% Lipper(R) Growth & Income
    5% Lipper(R) International
    5% Lipper(R) Real Estate
    1% Lipper(R) Emerging Markets

++++ The Conservative Strategy Composite Index is comprised of the following indices:

   60% Merrill Lynch 1-2.99 Year Treasury Index
   18% Lehman Brothers Aggregate Bond Index
   11% Russell 1000(R) Index
    5% Salomon Smith Barney BMI Ex-US
    5% NAREIT Equity REIT Index
    1% Baring Extended Emerging Markets Index

+ Conservative Strategy Fund - Class D Shares - for the period March 24, 1998 (commencement of sales) to December 31, 1998, shareholder servicing and 12b-1 fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class E performance linked with Class D to provide historical perspective.

(S) Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance in not indicative of future results.

                                                   Conservative Strategy Fund  8

EQUITY BALANCED STRATEGY FUND

STATEMENT OF NET ASSETS


                                                               DECEMBER 31, 1998

                                                        NUMBER        MARKET
                                                          OF          VALUE
                                                        SHARES          $
                                                       --------    ------------
INVESTMENTS
Portfolios of the Frank Russell Investment
 Company Series Mutual
 Fund - Class S Shares

DOMESTIC EQUITIES - 72.6%
Diversified Equity Fund                                 541,460     27,841,895
Quantitative Equity Fund                                654,173     27,821,957
Real Estate Securities Fund                             193,400      4,726,699
Special Growth Fund                                     221,223      9,587,824
                                                                   -----------
                                                                    69,978,375
                                                                   -----------

INTERNATIONAL EQUITIES - 24.2%
Emerging Markets Fund                                   550,433      4,667,672
International Securities Fund                           305,664     18,602,721
                                                                   -----------
                                                                    23,270,393
                                                                   -----------

SHORT-TERM INVESTMENTS - 3.3%
Money Market Fund
 due on demand (b)                                    3,219,000      3,219,000
                                                                   -----------

TOTAL INVESTMENTS - 100.1%
(identified cost $90,936,220)(a)                                    96,467,768
                                                                   -----------

OTHER ASSETS AND LIABILITIES
Deferred organization expenses (Note 2)                                 24,241
Other assets (Note 4)                                                  219,198
Due to Custodian                                                      (174,297)
Other liabilities (Note 4)                                            (154,572)
                                                                   -----------

TOTAL OTHER ASSETS AND LIABILITIES,
NET - (0.1%)                                                           (85,430)
                                                                   -----------


NET ASSETS - 100.0%                                                 96,382,338
                                                                   ===========

                                                                      MARKET
                                                                      VALUE
                                                                        $
                                                                   ------------
NET ASSETS CONSIST OF:
Accumulated distributions in excess
 of net investment income                                                 (800)
Accumulated net realized gain (loss)                                 1,163,868
Unrealized appreciation (depreciation)
 on investments                                                      5,531,548
Shares of beneficial interest                                           98,334
Additional paid-in capital                                          89,589,388
                                                                   -----------

NET ASSETS                                                          96,382,338
                                                                   ===========

NET ASSET VALUE, offering and redemption price
 per share:
 Class E ($91,459,662 divided by 9,331,387
   shares of $.01 par value shares of beneficial
   interest outstanding)                                                  9.80
                                                                   ===========
 Class D ($4,922,676 divided by 502,014
   shares of $.01 par value shares of beneficial
   interest outstanding)                                                  9.81
                                                                   ===========

(a) See Note 2 for federal income tax information.
(b) At cost, which approximates market.


The accompanying notes are an integral part of the financial statements.


9  Equity Balanced Strategy Fund

EQUITY BALANCED STRATEGY FUND

STATEMENT OF OPERATIONS


                                                   Year Ended December 31, 1998


INVESTMENT INCOME:
 Income distributions from Underlying Funds ......................  $   318,756

EXPENSES (Notes 1, 2 and 4):
 Advisory fees ........................................$   148,121
 Administrative fees ..................................      3,832
 Custodian fees .......................................     25,846
 Distribution fees - Class D ..........................      5,319
 Transfer agent fees ..................................      6,501
 Professional fees ....................................      5,324
 Registration fees - Class E ..........................     20,760
 Registration fees - Class D ..........................      1,084
 Shareholder servicing fees - Class E .................    146,635
 Shareholder servicing fees - Class D .................      5,319
 Trustees' fees .......................................      3,274
 Amortization of deferred organization expenses .......      6,468
 Miscellaneous ........................................      5,212
                                                       -----------

 Expenses before reductions ...........................    383,695
 Expense reductions (Note 4)  .........................   (226,423)
                                                       -----------

   Expenses, net .................................................      157,272
                                                                    -----------

Net investment income ............................................      161,484
                                                                    -----------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
 Investments ..........................................   (483,646)
 Capital gain distributions from Underlying Funds .....  3,022,303    2,538,657
                                                        ----------
Net change in unrealized appreciation or
depreciation of investments ......................................    5,748,823
                                                                    -----------

Net gain (loss) on investments ...................................    8,287,480
                                                                    -----------

Net increase (decrease) in net assets
  resulting from operations ......................................  $ 8,448,964
                                                                    ===========





        The accompanying notes are an integral part of the financial statements.

                                               Equity Balanced Strategy Fund  10

EQUITY BALANCED STRATEGY FUND

STATEMENT OF OPERATIONS

                                                        Years Ended December 31,

                                                           1998         1997*
                                                       -----------   ----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ............................... $   161,484   $    8,083
 Net realized gain (loss)  ...........................   2,538,657      202,018
 Net change in unrealized appreciation or
 depreciation ........................................   5,748,823     (217,275)
                                                       -----------   ----------

   Net increase (decrease) in net assets
   resulting from operations .........................   8,448,964       (7,174)
                                                       -----------   ----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
   Class E ...........................................    (158,583)      (8,083)
   Class D ...........................................      (2,101)          --
 In excess of net investment income
   Class E ...........................................    (869,817)     (79,767)
   Class D ...........................................     (11,526)          --
 Net realized gain on investments
   Class E ...........................................    (430,626)    (163,073)
   Class D ...........................................     (23,598)          --
                                                       -----------   ----------

     Total Distributions to Shareholders .............  (1,496,251)    (250,923)
                                                       -----------   ----------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)  ........................  86,444,463    3,243,259
                                                       -----------   ----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ..........  93,397,176    2,985,162

NET ASSETS
 Beginning of period .................................   2,985,162           --
                                                       -----------   ----------
 End of period (including accumulated distributions
   in excess of net investment income of $800 and
   $800, respectively)  .............................. $96,382,338   $2,985,162
                                                       ===========   ==========


* For the period September 30, 1997 (commencement of operations) to December 31, 1997.





The accompanying notes are an integral part of the financial statements.

11  Equity Balanced Strategy Fund

EQUITY BALANCED STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                  YEARS ENDED DECEMBER 31,
                                                 -------------------------
                                                    1998           1997*
                                                 ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..........  $     8.83     $    10.00
                                                 ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (e)  ...................         .03            .09
 Net realized and unrealized gain
   (loss) on investments ...                           1.18           (.33)
                                                 ----------     ----------

   Total Income From Investment Operations ....        1.21           (.24)
                                                 ----------     ----------

DISTRIBUTIONS:
 Net investment income ........................        (.03)          (.09)
 In excess of net investment income ...........        (.16)          (.24)
 Net realized gain on investments .............        (.05)          (.60)
                                                 ----------     ----------

   Total Distributions ........................        (.24)          (.93)
                                                 ----------     ----------

NET ASSET VALUE, END OF PERIOD ................  $     9.80     $     8.83
                                                 ==========     ==========

TOTAL RETURN (%)(a)  ..........................       13.75          (2.42)

RATIOS/SUPPLEMENTAL Data:
 Net Assets, end of period ($000 omitted)  ....      91,459          2,985

 Ratios to average net assets (%):
   Operating expenses, net (b)(c)  ............         .25            .25
   Operating expenses, gross (c)(d)  ..........         .62           3.58
   Net investment income (d)  .................         .28            .45

 Portfolio turnover rate (%)(b)  ..............       73.95          48.30


* For the period September 30, 1997 (commencement of operations) to December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) The ratios for the period September 30, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c)  See Note 4 for current period amounts.
(d) The ratio for the period ended December 31, 1997 has not been annualized due to the Fund's short period of operation.
(e) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.






                                               Equity Balanced Strategy Fund  12

EQUITY BALANCED STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS D

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.


                                                                      1998*
                                                                   ---------

NET ASSET VALUE, BEGINNING OF PERIOD ............................  $    9.92
                                                                   ---------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (d) ......................................        .01
 Net realized and unrealized gain (loss) on investments .........        .10
                                                                   ---------

   Total Income From Investment Operations ......................        .11
                                                                   ---------

DISTRIBUTIONS:
 Net investment income ..........................................       (.03)
 In excess of net investment income .............................       (.14)
 Net realized gain on investments ...............................       (.05)
                                                                   ---------

   Total Distributions ..........................................       (.22)
                                                                   ---------

NET ASSET VALUE, END OF PERIOD ..................................  $    9.81
                                                                   =========

TOTAL RETURN (%)(a)  ............................................       1.17

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)  ......................      4,923

 Ratios to average net assets (%)(b):
   Operating expenses, net (c)  .................................        .50
   Operating expenses, gross (c)  ...............................        .89
   Net investment income ........................................        .01

 Portfolio turnover rate (%)  ...................................      73.95


*    For the period March 24, 1998 (commencement of sale) to December 31, 1998.
(a)  Periods less than one year are not annualized.
(b)  Annualized.
(c)  See Note 4 for current period amounts.






13  Equity Balanced Strategy Fund

AGGRESSIVE STRATEGY FUND

STATEMENT OF NET ASSETS


                                                             DECEMBER 31, 1998

                                                        NUMBER        MARKET
                                                          OF          VALUE
                                                        SHARES          $
                                                       --------    -----------
INVESTMENTS
Portfolios of the Frank Russell Investment
 Company Series Mutual
 Fund - Class S Shares

DOMESTIC EQUITIES - 55.1%
Diversified Equity Fund                                 256,526     13,190,551
Quantitative Equity Fund                                305,192     12,979,813
Real Estate Securities Fund                             127,198      3,108,715
Special Growth Fund                                     161,352      6,992,976
                                                                   -----------
                                                                    36,272,055
                                                                   -----------

INTERNATIONAL EQUITIES - 22.5%
Emerging Markets Fund                                   364,471      3,090,718
International Securities Fund                           192,030     11,686,969
                                                                   -----------
                                                                    14,777,687
                                                                   -----------

BONDS - 16.8%
Multistrategy Bond Fund                               1,092,627     11,046,456
                                                                   -----------

SHORT-TERM INVESTMENTS - 2.9%
Money Market Fund
 due on demand (b)                                    1,931,000      1,931,000
                                                                   -----------

TOTAL INVESTMENTS - 97.3%
(identified cost $62,936,586)(a)                                    64,027,198
                                                                   -----------

OTHER ASSETS AND LIABILITIES
Deferred organization expenses (Note 2)                                 24,010
Other assets (Note 4)                                                1,879,092
Liabilities (Note 4)                                                   (93,588)
                                                                   -----------

TOTAL OTHER ASSETS AND LIABILITIES,
NET - 2.7%                                                           1,809,514
                                                                   -----------

NET ASSETS - 100.0%                                                 65,836,712
                                                                    ==========


                                                                      MARKET
                                                                      VALUE
                                                                        $
                                                                   -----------
NET ASSETS CONSIST OF:
Undistributed net investment income                                      3,828
Accumulated net realized gain (loss)                                   710,725
Unrealized appreciation (depreciation)
 on investments                                                      1,090,612
Shares of beneficial interest                                           66,232
Additional paid-in capital                                          63,965,315
                                                                   -----------

NET ASSETS                                                          65,836,712
                                                                   ===========

NET ASSET VALUE, offering and redemption price
 per share:
 Class E ($62,188,081 divided by 6,256,445
   shares of $.01 par value shares of beneficial
   interest outstanding)                                                  9.94
                                                                   ===========
 Class D ($3,648,631 divided by 366,766
   shares of $.01 par value shares of beneficial
   interest outstanding)                                                  9.95
                                                                   ===========

(a) See Note 2 for federal income tax information.
(b) At cost, which approximates market.


        The accompanying notes are an integral part of the financial statements.


                                                     Aggressive Strategy Fund 14

AGGRESSIVE STRATEGY FUND

STATEMENT OF OPERATIONS

                                                 Year Ended December 31, 1998

INVESTMENT INCOME:
 Income distributions from Underlying Funds .................       $ 821,770

EXPENSES (Notes 1, 2 and 4):
 Advisory fees ................................   $    93,665
 Administrative fees ..........................         2,591
 Custodian fees ...............................        26,164
 Distribution fees - Class D ..................         4,738
 Transfer agent fees ..........................         6,569
 Professional fees ............................           366
 Registration fees - Class E ..................        15,021
 Registration fees - Class D ..................         1,129
 Shareholder servicing fees - Class E .........        91,518
 Shareholder servicing fees - Class D .........         4,738
 Trustees' fees ...............................         3,274
 Amortization of deferred organization expenses         6,468
 Miscellaneous ................................         3,439
                                                  -----------

 Expenses before reductions ...................       259,680
 Expense reductions (Note 4)  .................      (158,682)
                                                  -----------

   Expenses, net ............................................         100,998
                                                                 ------------

Net investment income. ......................................         720,772
                                                                 ------------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
 Investments....................................... (427,250)
 Capital gain distributions from Underlying Funds..1,587,467       1,160,217
                                                  -----------
Net change in unrealized appreciation or depreciation of
investments. ................................................       1,402,719
                                                                 ------------
Net gain (loss) on investments. .............................       2,562,936
                                                                 ------------

Net increase (decrease) in net assets resulting from
operations...................................................      $3,283,708
                                                                 ============



The accompanying notes are an integral part of the financial statements.

15 Aggressive Strategy Fund

AGGRESSIVE STRATEGY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                    Years Ended December 31,

                                                    1998               1997*
                                               ------------      ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ......................  $    720,772      $     22,778
 Net realized gain (loss)  ..................     1,160,217           304,411
 Net change in unrealized appreciation or
 depreciation ...............................     1,402,719          (312,107)
                                               ------------      ------------

   Net increase (decrease) in net assets
   resulting from operations ................     3,283,708            15,082
                                               ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
   Class E ..................................      (685,110)          (22,778)
   Class D ..................................       (38,378)               --
 In excess of net investment income
   Class E ..................................      (283,634)         (119,617)
   Class D ..................................       (15,889)               --
 Net realized gain on investments
   Class E ..................................       (73,262)         (250,558)
   Class D ..................................        (4,399)               --
                                               ------------      ------------

     Total Distributions to Shareholders ....    (1,100,672)         (392,953)
                                               ------------      ------------
FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from
 Fund share transactions (Note 6)  ..........    58,346,402         5,685,145
                                               ------------      ------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS .    60,529,438         5,307,274

NET ASSETS
 Beginning of period ........................     5,307,274                --
                                               ------------      ------------
 End of period (including undistributed net
 investment income of $3,828 and $2,716,
 respectively)...............................   $65,836,712      $  5,307,274
                                               ============      ============



* For the period September 16, 1997 (commencement of operations) to December 31, 1997.

       The accompanying notes are an integral part of the financial statements.

                                                     Aggressive Strategy Fund 16

AGGRESSIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS--CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       1998            1997*
                                                   -----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD .........     $      9.14     $    10.00
                                                   -----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (e)  ..................             .19            .10
 Net realized and unrealized gain (loss) on
 investments .................................             .87           (.11)
                                                   -----------     ----------
   Total Income From Investment Operations ...            1.06           (.01)
                                                   -----------     ----------

DISTRIBUTIONS:
 Net investment income .......................            (.18)          (.10)
 In excess of net investment income ..........            (.07)          (.21)
 Net realized gain on investments ............            (.01)          (.54)
                                                   -----------     ----------

   Total Distributions .......................            (.26)          (.85)
                                                   -----------     ----------

NET ASSET VALUE, END OF PERIOD ...............     $      9.94     $     9.14
                                                   ===========     ==========

TOTAL RETURN (%)(a)  .........................           11.69           (.19)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)  ...          62,188          5,307

 Ratios to average net assets (%):
   Operating expenses, net (b)(c)  ...........             .25            .25
   Operating expenses, gross (c)(d)  .........             .66           2.88
   Net investment income (d)  ................            1.88            .97

 Portfolio turnover rate (%)(b)  .............           93.08          56.88



* For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) The ratios for the period September 16, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c)  See Note 4 for current period amounts.
(d) The ratio for the period ended December 31, 1997 has not been annualized due to the Fund's short period of operation.
(e) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.




17  AGGRESSIVE STRATEGY FUND

AGGRESSIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS D

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.


                                                                        1998*
                                                                     ---------
NET ASSET VALUE, BEGINNING OF PERIOD ..............................  $   10.09

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (d)  .......................................        .13
 Net realized and unrealized gain (loss) on investments ...........       (.05)

   Total Income From Investment Operations ........................        .08

DISTRIBUTIONS:
 Net investment income ............................................       (.15)
 In excess of net investment income ...............................       (.06)
 Net realized gain on investments .................................       (.01)
                                                                     ---------

   Total Distributions ............................................       (.22)
                                                                     ---------

NET ASSET VALUE, END OF PERIOD ....................................  $    9.95
                                                                     =========

TOTAL RETURN (%)(a)  ..............................................        .96

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)  ........................      3,649

 Ratios to average net assets (%)(b):
   Operating expenses, net (c)  ...................................        .50
   Operating expenses, gross (c)  .................................        .93
   Net investment income ..........................................       1.74

 Portfolio turnover rate (%)  .....................................      93.08





* For the period March 24, 1998 (commencement of sale) to December 31, 1998.
(a) Periods less than one year are not annualized.
(b) Annualized.
(c) See Note 4 for current period amounts.
(d) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.





                                                    Aggressive Strategy Fund  18

BALANCED STRATEGY FUND

STATEMENT OF NET ASSETS


                                                              DECEMBER 31, 1998

                                                        NUMBER        MARKET
                                                          OF          VALUE
                                                        SHARES          $
                                                      ---------   ------------
INVESTMENTS
Portfolios of the Frank Russell Investment
 Company Series Mutual
 Fund - Class S Shares

DOMESTIC EQUITIES - 40.5%
Diversified Equity Fund                                505,024      25,968,314
Quantitative Equity Fund                               601,564      25,584,514
Real Estate Securities Fund                            314,791       7,693,489
Special Growth Fund                                    187,076       8,107,866
                                                                  ------------
                                                                    67,354,183
                                                                  ------------

INTERNATIONAL EQUITIES - 16.3%
Emerging Markets Fund                                  563,834       4,781,311
International Securities Fund                          366,145      22,283,579
                                                                  ------------
                                                                    27,064,890
                                                                  ------------

BONDS - 38.8%
Diversified Bond Fund                                1,672,186      39,346,545
Multistrategy Bond Fund                              2,475,708      25,029,403
                                                                  ------------
                                                                    64,375,948
                                                                  ------------

SHORT-TERM INVESTMENTS - 1.5%
Money Market Fund
 due on demand (b)                                   2,442,000       2,442,000
                                                                  ------------

TOTAL INVESTMENTS - 97.1%
(identified cost $157,938,443)(a)                                  161,237,021
                                                                  ------------

OTHER ASSETS AND LIABILITIES
Deferred organization expenses (Note 2)                                 24,011
Other assets (Note 4)                                                5,199,463
Liabilities (Note 4)                                                  (398,892)
                                                                  ------------

TOTAL OTHER ASSETS AND LIABILITIES,
NET - 2.9%                                                           4,824,582
                                                                  ------------


NET ASSETS - 100.0%                                                166,061,603
                                                                  ============

                                                                      MARKET
                                                                      VALUE
                                                                        $
                                                                  ------------
NET ASSETS CONSIST OF:
Undistributed net investment income                                      5,633
Accumulated net realized gain (loss)                                 1,769,348
Unrealized appreciation (depreciation)
 on investments                                                      3,298,578
Shares of beneficial interest                                          164,137
Additional paid-in capital                                         160,823,907
                                                                  ------------

NET ASSETS                                                         166,061,603
                                                                  ============

NET ASSET VALUE, offering and redemption price
 per share:
 Class E ($161,108,486 divided by 15,924,472
   shares of $.01 par value shares of beneficial
   interest outstanding)                                                 10.12
                                                                  ============
 Class D ($4,953,117 divided by 489,196
   shares of $.01 par value shares of beneficial
   interest outstanding)                                                 10.13
                                                                  ============


(a) See Note 2 for federal income tax information.
(b) At cost, which approximates market.


The accompanying notes are an integral part of the financial statements.


19  Balanced Strategy Fund

BALANCED STRATEGY FUND

STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1998

INVESTMENT INCOME:
 Income distributions from Underlying Funds....................  $ 3,663,807

EXPENSES (Notes 1, 2 and 4):
 Advisory fees.................................   $ 270,609
 Administrative fees...........................       6,591
 Custodian fees................................      26,918
 Distribution fees - Class D...................       3,851
 Transfer agent fees...........................      13,028
 Professional fees.............................       9,798
 Registration fees - Class E...................      56,576
 Registration fees - Class D...................         734
 Shareholder servicing fees - Class E..........     273,349
 Shareholder servicing fees - Class D..........       3,851
 Trustees' fees................................       3,274
 Amortization of deferred organization
   expenses....................................       6,468
 Miscellaneous.................................       9,228
                                                  ---------

 Expenses before reductions....................     684,275
 Expense reductions (Note 4)...................    (403,340)
                                                  ---------

   Expenses, net...............................................      280,935
                                                                 -----------

Net investment income..........................................    3,382,872
                                                                 -----------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
 Investments...................................     (318,718)
 Capital gain distributions from Underlying
 Funds.........................................     4,084,106      3,765,388
                                                  -----------
Net change in unrealized appreciation or depreciation of
investments...................................................     3,463,095
                                                                 -----------
Net gain (loss) on investments................................     7,228,483
                                                                 -----------

Net increase (decrease) in net assets resulting from
operations....................................................   $10,611,355
                                                                 ===========


        The accompanying notes are an integral part of the financial statements.


                                                      Balanced Strategy Fund  20

BALANCED STRATEGY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended December 31, 1998

                                                     1998           1997
                                                 ------------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income.........................  $  3,382,872    $   21,081
 Net realized gain (loss)......................     3,765,388       174,597
 Net change in unrealized appreciation or
 depreciation..................................     3,463,095      (164,517)
                                                 ------------    ----------
   Net increase (decrease) in net assets
   resulting from operations...................    10,611,355        31,161
                                                 ------------    ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
   Class E.....................................    (3,333,407)      (21,081)
   Class D.....................................       (55,098)           --
 In excess of net investment income
   Class E.....................................    (1,440,336)      (56,712)
   Class D.....................................       (23,808)           --
 Net realized gain on investments
   Class E.....................................      (493,631)     (129,168)
   Class D.....................................       (15,716)           --
                                                 ------------    ----------

     Total Distributions to Shareholders.......    (5,361,996)     (206,961)
                                                 ------------    ----------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from
  Fund share transactions (Note 6).............   157,257,748     3,730,296
                                                 ------------    ----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS....   162,507,107     3,554,496

NET ASSETS
 Beginning of period...........................     3,554,496            --
                                                  -----------    ----------
 End of period (including undistributed net
 investment income of $5,633 and $5,633,
 respectively).................................   $166,061,603   $3,554,496
                                                  ============   ==========

* For the period September 16, 1997 (commencement of operations) to December 31, 1997.


The accompanying notes are an integral part of the financial statements.

21 Balanced Strategy Fund

BALANCED STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                     YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                       1998            1997*
                                                   -----------      -----------

NET ASSET VALUE, BEGINNING OF PERIOD..........     $      9.46      $     10.00
                                                   -----------      -----------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (e)....................             .31              .09
 Net realized and unrealized gain (loss)
 on investments...............................             .78              .02
                                                   -----------      -----------

   Total Income From Investment Operations....            1.09              .11
                                                   -----------      -----------

DISTRIBUTIONS:
 Net investment income........................            (.28)            (.09)
 In excess of net investment income...........            (.12)            (.15)
 Net realized gain on investments.............            (.03)            (.41)
                                                   -----------      -----------
   Total Distributions........................            (.43)            (.65)
                                                   -----------      -----------

NET ASSET VALUE, END OF PERIOD................     $     10.12      $      9.46
                                                   ===========      ===========

TOTAL RETURN (%)(a)...........................           11.66             1.04

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted).....         161,108            3,554

 Ratios to average net assets (%):
   Operating expenses, net (b)(c).............             .25              .25
   Operating expenses, gross (c)(d)...........             .61             4.03
   Net investment income (d)..................            3.05             1.30

 Portfolio turnover rate (%)(b)...............           78.85            29.58


* For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 16, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio for the period ended December 31, 1997 has not been annualized due to the Fund's short period of operation.
(e) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.




                                                     Balanced Strategy Fund 22

BALANCED STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS D

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                        1998
                                                                      ---------

NET ASSET VALUE, BEGINNING OF PERIOD...............................   $   10.22
                                                                      ---------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (d). . . . . . . . . . . . . . . . . . . . .         .24
 Net realized and unrealized gain (loss) on investments. . .. . . .         .07
                                                                      ---------

   Total Income From Investment Operations. . . . . . . . . . . . .         .31
                                                                      ---------

DISTRIBUTIONS:
 Net investment income. . . . . . . . . . . . . . . . . . . . . . .        (.26)
 In excess of net investment income. . . . . . . . . . . . .. . . .        (.11)
 Net realized gain on investments. . . . . . . . . . . . . .. . . .        (.03)
                                                                      ---------

   Total Distributions. . . . . . . . . . . . . . . . . . . . . . .        (.40)
                                                                      ---------

NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . . . .  . . .   $   10.13
                                                                      =========

TOTAL RETURN (%)(a). . . . . . . . . . . . . . . . . . . . .. . . .        3.23

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted). . . . . . . . . .. . . .       4,953

 Ratios to average net assets (%)(b):
   Operating expenses, net (c). . . . . . . . . . . . . . . . . . .         .50
   Operating expenses, gross (c). . . . . . . . . . . . . . . . . .         .86
   Net investment income. . . . . . . . . . . . . . . . . . . . . .        3.18

 Portfolio turnover rate (%). . . . . . . . . . . . . . . . . . . .       78.85


*   For the period March 24, 1998 (commencement of sale) to December 31, 1998.
(a) Periods less than one year are not annualized.
(b) Annualized.
(c) See Note 4 for current period amounts.
(d) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.




23  Balanced Strategy Fund

MODERATE STRATEGY FUND

STATEMENT OF NET ASSETS


                                                              DECEMBER 31, 1998

                                                        NUMBER        MARKET
                                                          OF          VALUE
                                                        SHARES          $
                                                       --------    -----------
INVESTMENTS
Portfolios of the Frank Russell Investment
 Company Series Mutual
 Fund - Class S Shares

DOMESTIC EQUITIES - 28.9%
Diversified Equity Fund                                43,907        2,257,692
Quantitative Equity Fund                               52,380        2,227,726
Real Estate Securities Fund                            39,909          975,373
Special Growth Fund                                     9,537          413,352
                                                                   -----------
                                                                     5,874,143
                                                                   -----------

INTERNATIONAL EQUITIES - 10.9%
Emerging Markets Fund                                  47,846          405,732
International Securities Fund                          29,786        1,812,787
                                                                   -----------
                                                                     2,218,519
                                                                   -----------

BONDS - 58.5%
Diversified Bond Fund                                 229,127        5,391,349
Volatility Constrained Bond Fund                      340,366        6,524,819
                                                                   -----------
                                                                    11,916,168
                                                                   -----------

SHORT-TERM INVESTMENTS - 1.1%
Money Market Fund
 due on demand (b)                                    215,000          215,000
                                                                   -----------

TOTAL INVESTMENTS - 99.4%
(identified cost $19,666,415)(a)                                    20,223,830
                                                                   -----------

OTHER ASSETS AND LIABILITIES
Deferred organization expenses (Note 2)                                 24,276
Other assets (Note 4)                                                  140,414
Liabilities (Note 4)                                                   (35,487)
                                                                   -----------

TOTAL OTHER ASSETS AND LIABILITIES,
NET - 0.6%                                                             129,203
                                                                   -----------


NET ASSETS - 100.0%                                                 20,353,033
                                                                   ===========


                                                                      MARKET
                                                                      VALUE
                                                                        $
                                                                   -----------
NET ASSETS CONSIST OF:
Undistributed net investment income                                        745
Accumulated net realized gain (loss)                                   (28,126)
Unrealized appreciation (depreciation)
 on investments                                                        557,415
Shares of beneficial interest                                           20,053
Additional paid-in capital                                          19,802,946
                                                                   -----------

NET ASSETS                                                          20,353,033
                                                                   ===========

NET ASSET VALUE, offering and redemption price
 per share:
 Class E ($18,573,197 divided by 1,829,982
   shares of $.01 par value shares of beneficial
   interest outstanding)                                                 10.15
                                                                   ===========
 Class D ($1,779,836 divided by 175,286
   shares of $.01 par value shares of beneficial
   interest outstanding)                                                 10.15
                                                                   ===========

(a) See Note 2 for federal income tax information.
(b) At cost, which approximates market.


        The accompanying notes are an integral part of the financial statements.


                                                       Moderate Strategy Fund 24

MODERATE STRATEGY FUND

STATEMENT OF OPERATIONS

                                                   Year Ended December 31, 1998

INVESTMENT INCOME:
 Income distributions from Underlying Funds ......................  $   481,068

EXPENSES (Notes 1, 2 and 4):
 Advisory fees ....................................... $    29,524
 Administrative fees .................................         836
 Custodian fees ......................................      23,554
 Distribution fees - Class D .........................       2,378
 Transfer agent fees .................................       2,683
 Professional fees ...................................       3,914
 Registration fees - Class E .........................       7,708
 Registration fees - Class D .........................         533
 Shareholder servicing fees - Class E ................      27,983
 Shareholder servicing fees - Class D ................       2,378
 Trustees' fees ......................................       3,274
 Amortization of deferred organization expenses ......       6,468
 Miscellaneous .......................................       4,092
                                                       -----------

 Expenses before reductions ..........................     115,325
 Expense reductions (Note 4)  ........................     (82,582)
                                                       -----------

   Expenses, net .................................................       32,743
                                                                    -----------

Net investment income ............................................      448,325
                                                                    -----------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
 Investments .........................................    (208,968)
 Capital gain distributions from Underlying Funds ....     273,576       64,608
                                                       -----------
Net change in unrealized appreciation or
  depreciation of investments ....................................      570,808
                                                                    -----------

Net gain (loss) on investments ...................................      635,416
                                                                    -----------

Net increase (decrease) in net assets
   resulting from operations .....................................  $ 1,083,741
                                                                    ===========


The accompanying notes are an integral part of the financial statements.


25  Moderate Strategy Fund

MODERATE STRATEGY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                        YEARS ENDED DECEMBER 31,


                                                        1998            1997*
                                                    -----------     -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ..........................   $   448,325     $     2,421
 Net realized gain (loss)  ......................        64,608          12,847
 Net change in unrealized appreciation or
 depreciation ...................................       570,808         (13,393)
                                                    -----------     -----------

   Net increase (decrease) in net assets
   resulting from operations ....................     1,083,741           1,875

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
   Class E ......................................      (411,121)         (2,421)
   Class D ......................................       (38,395)             --
 In excess of net investment income
   Class E ......................................       (67,616)         (2,985)
   Class D ......................................        (6,315)             --
 Net realized gain on investments
   Class E ......................................       (16,063)         (9,109)
   Class D ......................................        (1,557)             --
                                                    -----------     -----------

     Total Distributions to Shareholders ........      (541,067)        (14,515)
                                                    -----------     -----------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)  ...................    19,425,232         397,767
                                                    -----------     -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS .....    19,967,906         385,127

NET ASSETS
 Beginning of period ............................       385,127              --
                                                    -----------     -----------
 End of period (including undistributed net
  investment income of $745 and $1,191,
  respectively)  ................................   $20,353,033     $   385,127
                                                    -----------     -----------


* For the period October 2, 1997 (commencement of operations) to December 31, 1997.


        The accompanying notes are an integral part of the financial statements.


                                                      Moderate Strategy Fund  26

MODERATE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                           1998          1997*
                                                        ----------    ----------

NET ASSET VALUE, BEGINNING OF PERIOD ................   $     9.61   $    10.00
                                                        ----------   ----------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (f)  .........................          .39          .07
 Net realized and unrealized gain (loss) on
 investments.........................................          .57         (.08)
                                                        ----------   ----------

   Total Income From Investment Operations ..........          .96         (.01)
                                                        ----------   ----------

DISTRIBUTIONS:
 Net investment income ..............................         (.36)        (.07)
 In excess of net investment income .................         (.05)        (.07)
 Net realized gain on investments ...................         (.01)        (.24)
                                                        ----------   ----------

   Total Distributions ..............................         (.42)        (.38)
                                                        ----------   ----------

NET ASSET VALUE, END OF PERIOD ......................   $    10.15   $     9.61
                                                        ==========   ==========

TOTAL RETURN (%)(a)  ................................        10.19         (.06)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)  ..........       18,573          385

 Ratios to average net assets (%):
   Operating expenses, net (b)(c)  ..................          .25          .25
   Operating expenses, gross (c)(d)  ................          .94           --
   Net investment income (e) ........................         3.71         1.01

 Portfolio turnover rate (%)(b)  ....................       175.58         9.66


* For the period October 2, 1997 (commencement of operations) to December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) The ratios for the period October 2, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c)  See Note 4 for current period amounts.
(d) The ratio for the period ended December 31, 1997 is not meaningful due to the Fund's short period of operation.
(e) The ratio for the period ended December 31, 1997 has not been annualized due to the Fund's short period of operation.
(f) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.


27  Moderate Strategy Fund

MODERATE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS D

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                      1998*
                                                                    ---------


NET ASSET VALUE, BEGINNING OF PERIOD ...........................    $   10.18
                                                                    ---------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (d) .....................................          .26
 Net realized and unrealized gain (loss) on investments ........          .09
                                                                    ---------

   Total Income From Investment Operations .....................          .35
                                                                    ---------

DISTRIBUTIONS:
 Net investment income .........................................         (.32)
 In excess of net investment income ............................         (.05)
 Net realized gain on investments ..............................         (.01)
                                                                    ---------

   Total Distributions .........................................         (.38)
                                                                    ---------

NET ASSET VALUE, END OF PERIOD .................................    $   10.15
                                                                    =========

TOTAL RETURN (%)(a) ............................................         3.57

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted) ......................        1,780

 Ratios to average net assets (%)(b):
   Operating expenses, net (c) .................................          .50
   Operating expenses, gross (c) ...............................         1.01
   Net investment income .......................................         3.41

 Portfolio turnover rate (%) ...................................       175.58


*    For the period March 24, 1998 (commencement of sale) to December 31, 1998.
(a)  Periods less than one year are not annualized.
(b)  Annualized.
(c)  See Note 4 for current period amounts.
(d) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.




                                                      Moderate Strategy Fund  28

CONSERVATIVE STRATEGY FUND

STATEMENT OF NET ASSETS


                                                              DECEMBER 31, 1998

                                                          NUMBER      MARKET
                                                            OF        VALUE
                                                          SHARES        $
                                                         ---------  ----------
INVESTMENTS
Portfolios of the Frank Russell Investment
 Company Series Mutual
 Fund - Class S Shares

DOMESTIC EQUITIES - 16.1%
Diversified Equity Fund                                    5,033       258,816
Quantitative Equity Fund                                   7,209       306,583
Real Estate Securities Fund                               10,072       246,161
                                                                    ----------
                                                                       811,560
                                                                    ----------

INTERNATIONAL EQUITIES - 6.1%
Emerging Markets Fund                                      6,019        51,042
International Securities Fund                              4,174       254,006
                                                                    ----------
                                                                       305,048
                                                                    ----------

BONDS - 77.0%
Diversified Bond Fund                                     38,029       894,821
Volatility Constrained Bond Fund                         155,280     2,976,716
                                                                    ----------
                                                                     3,871,537
                                                                    ----------

TOTAL INVESTMENTS - 99.2%
(identified cost $4,926,642)(a)                                      4,988,145
                                                                    ----------

OTHER ASSETS AND LIABILITIES
Other assets (Note 4)                                                   90,007
Liabilities (Note 4)                                                   (49,154)
                                                                    ----------

TOTAL OTHER ASSETS AND LIABILITIES,
NET - 0.8%                                                              40,853
                                                                    ----------


NET ASSETS - 100.0%                                                  5,028,998
                                                                    ==========


                                                                       MARKET
                                                                       VALUE
                                                                         $
                                                                    ----------
NET ASSETS CONSIST OF:
Undistributed net investment income                                         74
Accumulated net realized gain (loss)                                      (763)
Unrealized appreciation (depreciation)
 on investments                                                         61,503
Shares of beneficial interest                                            4,909
Additional paid-in capital                                           4,963,275
                                                                    ----------

NET ASSETS                                                           5,028,998
                                                                    ==========

NET ASSET VALUE, offering and redemption price
 per share:
 Class E ($4,411,473 divided by 430,700
   shares of $.01 par value shares of beneficial
   interest outstanding)                                                 10.24
                                                                    ==========
 Class D ($617,525 divided by 60,247
   shares of $.01 par value shares of beneficial
   interest outstanding)                                                 10.25
                                                                    ==========


(a) See Note 2 for federal income tax information.


The accompanying notes are an integral part of the financial statements.


29  Conservative Strategy Fund

CONSERVATIVE STRATEGY FUND

STATEMENT OF OPERATIONS

                                                   Year Ended December 31, 1998

INVESTMENT INCOME:
 Income distributions from Underlying Funds ......................... $ 119,794

EXPENSES (Notes 1, 2 and 4):
 Advisory fees ...........................................$   6,257
 Administrative fees .....................................      208
 Custodian fees ..........................................   19,776
 Distribution fees - Class D .............................    1,147
 Professional fees .......................................    8,570
 Registration fees - Class E .............................    9,267
 Registration fees - Class D .............................      969
 Shareholder servicing fees - Class E ....................    5,318
 Shareholder servicing fees - Class D ....................    1,147
 Trustees' fees ..........................................    3,274
 Miscellaneous ...........................................    5,097
                                                          ---------

 Expenses before reductions .........................................    61,030
 Expense reductions (Note 4)  .......................................   (53,419)
                                                                      ---------

   Expenses, net ....................................................     7,611
                                                                      ---------

Net investment income ...............................................   112,183
                                                                      ---------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
 Investments .............................................  (23,397)
 Capital gain distributions from Underlying Funds ........   33,542      10,145
                                                          ---------
Net change in unrealized appreciation or
  depreciation of investments .......................................    61,843
                                                                      ---------

Net gain (loss) on investments ......................................    71,988
                                                                      ---------

Net increase (decrease) in net assets
  resulting from operations ......................................... $ 184,171
                                                                      =========




        The accompanying notes are an integral part of the financial statements.

                                                  Conservative Strategy Fund  30

CONSERVATIVE STRATEGY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                        Years Ended December 31,

                                                         1998          1997*
                                                     -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ...........................   $   112,183    $       149
 Net realized gain (loss)  .......................        10,145            501
 Net change in unrealized appreciation or
 depreciation ....................................        61,843           (340)

   Net increase (decrease) in net assets
   resulting from operations .....................       184,171            310
                                                     -----------    -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
   Class E .......................................       (95,177)          (149)
   Class D .......................................       (17,084)            --
 In excess of net investment income
   Class E .......................................        (8,699)           (72)
   Class D .......................................        (1,561)            --
 Net realized gain on investments
   Class E .......................................          (504)          (351)
   Class D .......................................           (70)            --
                                                     -----------    -----------

     Total Distributions to Shareholders .........      (123,095)          (572)
                                                     -----------    -----------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)  ....................     4,945,302         22,882
                                                     -----------    -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......     5,006,378         22,620

NET ASSETS
 Beginning of period .............................        22,620             --
                                                     -----------    -----------
 End of period (including undistributed net
  investment income of $74 and $78,
  respectively)  .................................   $ 5,028,998    $    22,620
                                                     ===========    ===========


* For the period November 7, 1997 (commencement of operations) to December 31, 1997.







The accompanying notes are an integral part of the financial statements.

31  Conservative Strategy Fund

CONSERVATIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                            1998        1997*
                                                         ---------   ---------

NET ASSET VALUE, BEGINNING OF PERIOD ................... $    9.88   $   10.00
                                                         ---------   ---------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (f)  ............................       .46         .07
 Net realized and unrealized gain (loss) on
 investments............................................       .29         .07
                                                         ---------   ---------

   Total Income From Investment Operations .............       .75         .14
                                                         ---------   ---------

DISTRIBUTIONS:
 Net investment income .................................      (.36)       (.07)
 In excess of net investment income ....................      (.03)       (.03)
 Net realized gain on investments ......................        --        (.16)
                                                         ---------   ---------

   Total Distributions .................................      (.39)       (.26)
                                                         ---------   ---------

NET ASSET VALUE, END OF PERIOD ......................... $   10.24   $    9.88
                                                         =========   =========

TOTAL RETURN (%)(a)  ...................................      7.70        1.36

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)  .............     4,411          23

 Ratios to average net assets (%):
   Operating expenses, net (b)(c)  .....................       .25         .25
   Operating expenses, gross (c)(d)  ...................      2.50          --
   Net investment income (e)  ..........................      4.41         .67

 Portfolio turnover rate (%)(b)  .......................    169.79        0.00


* For the period November 7, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period November 7, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio for the period ended December 31, 1997 is not meaningful due to the Fund's short period of operation.
(e) The ratio for the period ended December 31, 1997 has not been annualized due to the Fund's short period of operation.
(f) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.




                                                 Conservative Strategy Fund  32

CONSERVATIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS D

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                     1998*
                                                                    -------


NET ASSET VALUE, BEGINNING OF PERIOD ...........................    $ 10.20
                                                                    -------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (d) .....................................        .32
 Net realized and unrealized gain (loss) on investments ........        .06
                                                                    -------

   Total Income From Investment Operations .....................        .38
                                                                    -------

DISTRIBUTIONS:
 Net investment income .........................................       (.30)
 In excess of net investment income ............................       (.03)
                                                                    -------

   Total Distributions .........................................       (.33)
                                                                    -------

NET ASSET VALUE, END OF PERIOD .................................    $ 10.25
                                                                    =======

TOTAL RETURN (%)(a) ............................................       3.77

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted) ......................        618

 Ratios to average net assets (%)(b):
   Operating expenses, net (c) .................................        .50
   Operating expenses, gross (c) ...............................       1.73
   Net investment income .......................................       3.99

 Portfolio turnover rate (%) ...................................     169.79


*  For the period March 24, 1998 (commencement of sale) to December 31, 1998.

   (a) Periods less than one year are not annualized.
   (b) Annualized.
   (c) See Note 4 for current period amounts.
   (d) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.





33  Conservative Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

1. ORGANIZATION
   Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 28 different investment portfolios, referred to as "Funds." These financial statements report on five LifePoints(R) Funds, each of which has distinct investment objectives and strategies. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

   Beginning March 24, 1998 the Funds made available Class D shares in addition to their Class E shares. Each Class has equal rights as to assets and voting privileges. Investment income, realized and unrealized gains and losses and fund level expenses of a Fund are allocated on a pro rata basis to each Class, based on relative net assets of each Class to the total net assets of a Fund. Certain expenses may also be charged to an individual Class for services or fees that relate specifically to that particular Class. Class D shares are charged a 12b-1 distribution fee not to exceed 0.25% and a shareholder servicing fee of 0.25%. Class E shares are charged a shareholder servicing fee of 0.25%.

   Each of the LifePoints Funds allocates its assets by investing in a combination of Class S shares of the Investment Company's portfolios (the "Underlying Funds"). Each of the LifePoints Funds will adjust its investments within set limits based on Frank Russell Investment Management Company's ("FRIMCo" or "Advisor") outlook for the economy, financial markets and relative market valuation of the asset classes represented by each Underlying Fund. However, the LifePoints Funds may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue a LifePoints Fund's investment objective. The amounts allocated to each Underlying Fund by each LifePoints Fund will generally vary within 10% of the percentages specified below:

                                                    ASSET ALLOCATION RANGES
                                --------------------------------------------------------------
                                   EQUITY
                                  BALANCED   AGGRESSIVE   BALANCED    MODERATE    CONSERVATIVE
                                  STRATEGY    STRATEGY    STRATEGY    STRATEGY      STRATEGY
 ASSET CLASS/UNDERLYING FUNDS       FUND        FUND        FUND        FUND          FUND
----------------------------------------------------------------------------------------------
Equities
 US Equities
   Diversified Equity                30%         21%         16%         11%            5%
   Special Growth                    10          11           5           2            --
   Quantitative Equity               30          21          16          11             6
   Real Estate Equity                 5           5           5           5             5

 International Equities
   International Securities          20          19          14           9             5
   Emerging Markets                   5           5           3           2             1
Bonds
   Diversified Bond                  --          --          25          27            18
   Volatility Constrained Bond       --          --          --          33            60
   Multistrategy Bond                --          18          16          --            --


OBJECTIVES OF THE UNDERLYING FUNDS:
DIVERSIFIED EQUITY FUND: To provide income and capital growth by investing principally in equity securities.

SPECIAL GROWTH FUND: To maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Diversified Equity Fund, by investing in equity securities.

QUANTITATIVE EQUITY FUND: To provide a total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

REAL ESTATE SECURITIES FUND: To achieve a high level of total return generated through above-average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry.

                                               Notes to Financial Statements  34

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

   INTERNATIONAL SECURITIES FUND: To provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

   EMERGING MARKETS FUND: To maximize total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios.

   DIVERSIFIED BOND FUND: To provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

   VOLATILITY CONSTRAINED BOND FUND: To preserve capital and generate current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

   MULTISTRATEGY BOND FUND: To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

   At its meeting on April 27, 1998, the Investment Company's Board of Trustees, in an effort to meet the best interests of shareholders Volatility Constrained Bond Fund and the Fixed Income II Fund (both part of the series of the Investment Company not presented herein) approved a plan of reorganization for the merger of the two Funds. The newly formed Fund will be the Short-Term Bond Fund. The merger was approved by the shareholders at a meeting on November 19, 1998. The effective date for the merger is expected to be February 26, 1999.

   Financial statements of the Underlying Funds can be obtained by calling the Office of Shareholder Inquiries at (800) RUSSEL4, (800) 787-7354.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Funds' financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

   SECURITY VALUATION: Investments in Underlying Funds are valued at the net asset value per share of each Underlying Fund as of the close of regular trading on the New York Stock Exchange. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

   INVESTMENT TRANSACTIONS: Securities transactions of the Underlying Funds are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost.

   INVESTMENT INCOME: Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   FEDERAL INCOME TAXES: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal income tax provision was required for the Funds.

   The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 1998 were as follows:

                                                                              NET
                                              GROSS          GROSS         UNREALIZED
                            FEDERAL TAX    UNREALIZED      UNREALIZED     APPRECIATION
                               COST       APPRECIATION   (DEPRECIATION)  (DEPRECIATION)
                           ------------   ------------   -------------   ------------
Equity Balanced Strategy   $ 91,531,345   $  6,108,723   $ (1,172,300)   $  4,936,423
Aggressive Strategy          63,421,203      1,344,704       (738,709)        605,995
Balanced Strategy           158,468,744      5,034,353     (2,266,076)      2,768,277
Moderate Strategy            19,866,882        433,506        (76,558)        356,948
Conservative Strategy         4,946,499         56,356        (14,710)         41,646



35  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

   The following reclassifications have been made to reflect activity for the year ended December 31, 1998:

                                 UNDISTRIBUTED         ACCUMULATED
                                 NET INVESTMENT        NET REALIZED
                                     INCOME            GAIN (LOSS)
                                 -------------       --------------
    Equity Balanced Strategy     $     880,543       $    (880,543)
    Aggressive Strategy                303,351            (303,351)
    Balanced Strategy                1,469,777          (1,469,777)
    Moderate Strategy                   74,675             (74,675)
    Conservative Strategy               10,335             (10,335)


   EXPENSES: The Funds incur shareholder servicing fees, management fees, and other operating expenses other than those expressly assumed by FRIMCo. Certain expenses not directly attributable to any one Fund but applicable to all Funds, such as Trustee fees, legal and other expenses will be allocated to each Fund based on each Fund's net assets. In addition, Class D and Class E will pay shareholder servicing fees and Class D will pay 12b-1 distribution fees. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

   DEFERRED ORGANIZATION EXPENSES: Organization costs of the Funds, except Conservative Strategy Fund, have been deferred and are being amortized over 60 months on a straight-line basis.

3. INVESTMENT TRANSACTIONS
   SECURITIES: During the year ended December 31, 1998, purchases and sales of the Underlying Funds were as follows:

                                  PURCHASES           SALES
                                 ------------     ------------
    Equity Balanced Strategy     $136,115,934     $ 48,128,956
    Aggressive Strategy            95,033,151       37,622,016
    Balanced Strategy             247,261,314       92,866,839
    Moderate Strategy              41,763,641       22,300,086
    Conservative Strategy           9,586,952        4,660,353


4. RELATED PARTIES
   ADVISOR: The Investment Company has an Advisory Agreement with FRIMCo under which FRIMCo directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. FRIMCo is a wholly owned subsidiary of Frank Russell Company, a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Prior to December 1, 1998, the Funds were charged an advisory fee equal to 0.25% of average daily net assets. Beginning December 1, 1998, the Funds were charged an advisory fee equal to 0.20% of average daily net assets and an Administrator fee equal to 0.05% of average daily net assets. For the year ended December 31, 1998, the Advisor voluntarily agreed to waive both the advisory fee and the administrative fee.

   The Advisor has voluntarily agreed to reimburse the Funds for all expenses excluding advisory fees, shareholder servicing fees, and 12b-1 distribution fees.

                                               Notes to Financial Statements  36

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

   The waivers and reimbursements as of December 31, 1998 were as follows:

                                                                             TOTAL
                             ADVISORY FEES   ADMINISTRATOR    REIMBURSED    EXPENSE
                                WAIVED        FEES WAIVED     BY FRIMCO    REDUCTIONS
                             -------------   -------------    ----------   ----------
Equity Balanced Strategy       $148,121        $  3,832        $ 74,470    $226,423
Aggressive Strategy              93,665           2,591          62,426     158,682
Balanced Strategy               270,609           6,591         126,140     403,340
Moderate Strategy                29,525             836          52,221      82,582
Conservative Strategy             6,257             208          46,954      53,419


   TRANSFER AGENT: The Funds have a contract with FRIMCo to provide transfer agent services to the Investment Company.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of FRIMCo, serves as distributor for all Investment Company portfolio shares, including Class E and Class D of the Funds.

   The Investment Company has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Selling Agents, as defined in the Plan, an amount (the "12b-1 Fee") for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class D shares subject to the Distribution Plan. The 12b-1 fee payments shall not exceed 0.25% of the average daily net assets of a Fund's Class D shares on an annual basis.

   The Investment Company has adopted a Shareholder Services Plan ("Services Plan") under which the Funds may make payments to the distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class E and Class D shares of the Funds. Payments under the Services Plan are calculated daily and paid quarterly by the Investment Company, at an annual rate of 0.25% of the average daily net assets of a Fund's Class E and Class D shares.

   ACCRUED FEES PAYABLE TO AFFILIATES AS OF DECEMBER 31, 1998 WERE AS FOLLOWS:

                                     TRANSFER     SHAREHOLDER
                                      AGENT      SERVICING AND
                                      FEES      DISTRIBUTION FEES      TOTALS
                                    --------    -----------------     --------
   Equity Balanced Strategy         $     89        $ 56,613          $ 56,702
   Aggressive Strategy                   260          38,963            39,223
   Balanced Strategy                   2,968          93,848            96,816
   Moderate Strategy                     148          13,492            13,640
   Conservative Strategy                  71           3,473             3,544
                                    --------        --------          --------
                                    $  3,536        $206,389          $209,925
                                    ========        ========          ========


   RECEIVABLE FROM ADVISOR FOR REIMBURSEMENT OF EXPENSES AS OF DECEMBER 31, 1998 WERE AS FOLLOWS:

   Equity Balanced Strategy         $ 74,470
   Aggressive Strategy                62,426
   Balanced Strategy                 126,140
   Moderate Strategy                  52,221
   Conservative Strategy              46,954
                                    --------
                                    $362,211
                                    ========


   BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $20,000 per year plus out-of-pocket expenses. Total Trustee expenses were $16,369 for the year ended December 31, 1998, and were allocated to each Fund and Class on a pro rata basis, including 23 other affiliated Funds not presented herein. The Funds have been reimbursed by FRIMCo for this expense.

37  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

5. MONEY MARKET FUND
   The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund (a series of Frank Russell Investment Company not presented herein). As of December 31, 1998, $7,807,000 of the Money Market Fund's net assets represents investments by these Funds and $768,059,000 represents the investments of other affiliated Funds not presented herein.

6. FUND SHARE TRANSACTIONS
   Share transactions for the years ended December 31, were as follows:

                                                          SHARES                           DOLLARS
                                              ------------------------------    ------------------------------
                                                   1998             1997             1998             1997
                                              -------------    -------------    -------------    -------------
EQUITY BALANCED STRATEGY
CLASS E (b)
Proceeds from shares sold                         9,545,046          313,780    $  86,677,483    $   3,028,465
Proceeds from reinvestment of distributions         150,876           27,548        1,443,025          244,906
Payments for shares redeemed                       (702,666)          (3,196)      (6,451,225)         (30,112)
                                              -------------    -------------    -------------    -------------
Net increase (decrease)                           8,993,256          338,132       81,669,283        3,243,259
                                              -------------    -------------    -------------    -------------
CLASS D (e)
Proceeds from shares sold                           502,893               --        4,784,572               --
Proceeds from reinvestment of distributions           3,888               --           36,704               --
Payments for shares redeemed                         (4,767)              --          (46,096)              --
                                              -------------    -------------    -------------    -------------
Net increase (decrease)                             502,014               --        4,775,180               --
                                              -------------    -------------    -------------    -------------
Total increase (decrease)                         9,495,270          338,132    $  86,444,463    $   3,243,259
                                              =============    =============    =============    =============
AGGRESSIVE STRATEGY
CLASS E (a)
Proceeds from shares sold                         6,093,738          552,413    $  58,657,811    $   5,431,416
Proceeds from reinvestment of distributions          99,583           35,751          955,622          329,624
Payments for shares redeemed                       (517,340)          (7,700)      (4,851,956)         (75,895)
                                              -------------    -------------    -------------    -------------
Net increase (decrease)                           5,675,981          580,464       54,761,477        5,685,145
                                              -------------    -------------    -------------    -------------

CLASS D (e)
Proceeds from shares sold                           450,907               --        4,313,477               --
Proceeds from reinvestment of distributions           5,923               --           57,363               --
Payments for shares redeemed                        (90,064)              --         (785,915)              --
                                              -------------    -------------    -------------    -------------
Net increase (decrease)                             366,766               --        3,584,925               --
                                              -------------    -------------    -------------    -------------
Total increase (decrease)                         6,042,747          580,464    $  58,346,402    $   5,685,145
                                              =============    =============    =============    =============
BALANCED STRATEGY
CLASS E (a)
Proceeds from shares sold                        17,549,534          358,855    $ 172,155,708    $   3,571,839
Proceeds from reinvestment of distributions         523,953           19,490        5,173,243          185,933
Payments for shares redeemed                     (2,524,583)          (2,777)     (24,860,635)         (27,476)
                                              -------------    -------------    -------------    -------------
Net increase (decrease)                          15,548,904          375,568      152,468,316        3,730,296
                                              -------------    -------------    -------------    -------------



(a) For the period ended December 31, 1997. Fund share transactions are for the period September 16, 1997 (commencement of sale of shares) to December 31, 1997.

(b) For the period ended December 31, 1997. Fund share transactions are for the period September 30, 1997 (commencement of sale of shares) to December 31, 1997.

(e) For the period March 24, 1998 (commencement of sale of shares) to December 31, 1998.


                                               Notes to Financial Statements  38

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

                                                           SHARES                           DOLLARS
                                               ------------------------------    ------------------------------
                                                    1998             1997             1998             1997
                                               -------------    -------------    -------------    -------------
BALANCED STRATEGY
 CLASS D (e)
 Proceeds from shares sold                           504,049               --    $   4,926,188    $          --
 Proceeds from reinvestment of distributions           8,519               --           84,433               --
 Payments for shares redeemed                        (23,373)              --         (221,190)              --
                                               -------------    -------------    -------------    -------------
 Net increase (decrease)                             489,195               --        4,789,431               --
                                               -------------    -------------    -------------    -------------
 Total increase (decrease)                        16,038,099          375,568    $ 157,257,747    $   3,730,296
                                               =============    =============    =============    =============

MODERATE STRATEGY
 CLASS E (c)
 Proceeds from shares sold                         2,231,041           39,036    $  22,075,376    $     387,800
 Proceeds from reinvestment of distributions          44,242            1,213          438,860           11,694
 Payments for shares redeemed                       (485,375)            (175)      (4,821,156)          (1,727)
                                               -------------    -------------    -------------    -------------
 Net increase (decrease)                           1,789,908           40,074       17,693,080          397,767
                                               -------------    -------------    -------------    -------------
 CLASS D (e)
 Proceeds from shares sold                           195,126               --        1,928,847               --
 Proceeds from reinvestment of distributions           4,649               --           46,186               --
 Payments for shares redeemed                        (24,489)              --         (242,881)              --
                                               -------------    -------------    -------------    -------------
 Net increase (decrease)                             175,286               --        1,732,152               --
                                               -------------    -------------    -------------    -------------
 Total increase (decrease)                         1,965,194           40,074    $  19,425,232    $     397,767
                                               =============    =============    =============    =============

CONSERVATIVE STRATEGY
 CLASS E (d)
 Proceeds from shares sold                           511,083            2,231    $   5,168,551    $      22,309
 Proceeds from reinvestment of distributions           9,863               58           99,711              573
 Payments for shares redeemed                        (92,535)              --         (935,823)              --
                                               -------------    -------------    -------------    -------------
 Net increase (decrease)                             428,411            2,289        4,332,439           22,882
                                               -------------    -------------    -------------    -------------
 CLASS D (e)
 Proceeds from shares sold                            71,083               --          722,509               --
 Proceeds from reinvestment of distributions           1,849               --           18,714               --
 Payments for shares redeemed                        (12,685)              --         (128,360)              --
                                               -------------    -------------    -------------    -------------
 Net increase (decrease)                              60,247               --          612,863               --
                                               -------------    -------------    -------------    -------------
 Total increase (decrease)                           488,658            2,289    $   4,945,302    $      22,882
                                               =============    =============    =============    =============

(c) For the period ended December 31, 1997. Fund share transactions are for the period October 2, 1997 (commencement of sale of shares) to December 31, 1997.

(d) For the period ended December 31, 1997. Fund share transactions are for the period November 7, 1997 (commencement of sale of shares) to December 31, 1997.

(e) For the period March 24, 1998 (commencement of sale of shares) to December 31, 1998.

8. BENEFICIAL INTEREST
   As of December 31, 1998, the following Funds have one or more shareholders with shares of beneficial interest of greater than 10% of the total outstanding shares of each respective Fund or Class: Equity Balanced Strategy
   - Class E 13.8% and 43.0%, Equity Balanced Strategy - Class D 68.6%, Aggressive Strategy - Class E 13.8% and 23.0%, Aggressive Strategy - Class D 11.9%, 19.3% and 39.4%, Balanced Strategy - Class E 13.3%, 15.1% and 33.7%,
   Balanced Strategy - Class D 18.4% and 52.2%, Moderate Strategy - Class E 47.6%, Moderate Strategy - Class D 82.6%, Conservative Strategy - Class E 15.5% and 43.9% and Conservative Strategy - Class D 17.0% and 77.9%.

39  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

9. SUBSEQUENT EVENTS

   On January 15, 1999, the Funds began offering Class C shares under a Distribution Plan with a 12b-1 fee payment of up to 0.75% of the average daily net assets of a Fund's Class C shares. Under the Plan, the Class C shares of the Funds do not pay for unreimbursed expenses of the Distributor including amounts expended by the Distributor in excess of amounts received by it from the Funds, interest, carrying or other financial charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amount or more from future payments made by the Funds under the Distribution Plan.



                                               Notes to Financial Statements  40

REPORT OF INDEPENDENT ACCOUNTANTS





To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series of Frank Russell Investment Company (in this report comprised of LifePoints Funds: Equity Balanced Strategy, Aggressive Strategy, Balanced Strategy, Moderate Strategy, and Conservative Strategy (the "Funds")) at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                                /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999


41  Report of Independent Accountants

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

TAX INFORMATION

December 31, 1998 (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 1998:

                          TOTAL LONG-TERM
                           CAPITAL GAINS
                          -----------------
Equity Balanced Strategy     $714,267
Aggressive Strategy            68,111
Balanced Strategy             500,476
Moderate Strategy              10,768



                                                             Tax Information  42

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS

December 31, 1998

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Frank Russell Investment Company (the "Investment Company") held at 909 A Street, Tacoma, Washington on November 19, 1998.


THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING


THE RESULTS OF EACH VOTE ACCOMPANY THE DESCRIPTION OF EACH MATTER
-----------------------------------------------------------------

1. This item number was reserved for a matter affecting another FRIC Fund of the Investment Company.

2. To elect the members of the Board of Trustees of the Investment Company.


   VOTE:
   -----

                                 FOR                  WITHHELD
                          -----------------        -------------
   Lynn L. Anderson       1,142,054,288.045        2,131,664.459
   Paul E. Anderson       1,139,319,894.878        2,166,057.626
   Paul Anton, PhD.       1,141,736,993.856        2,448,958.648
   William E. Baxter      1,141,722,018.319        2,463,934.185
   Lee C. Gingrich        1,142,034,296.045        2,161,656.459
   Eleanor W. Palmer      1,141,728,049.319        2,457,903.185

3. To ratify the selection of PricewaterhouseCoopers LLP as the Investment Company's independent accountants.


   VOTE:
   -----

                                               ABSTAIN/BROKER
         FOR                AGAINST               NON-VOTE
   -----------------      -----------        -----------------
   1,141,762,608.691      732,463.728          1,690,880.085


4. To approve a proposed advisory agreement with Frank Russell Investment Management Company ("FRIMCo"), the current investment manager of the Investment Company, restructuring the manner in which services are provided to the Funds, providing for compensation to FRIMCo for managing certain additional assets of the Funds.


   VOTE:
   -----

                                                                 ABSTAIN/BROKER
                                       FOR           AGAINST        NON-VOTE
                                ------------------ ------------ ----------------
   Aggressive Strategy Fund          3,621,161.995    2,917.000       70,578.385
   Balanced Strategy Fund           11,806,218.171    2,806.824       31,033.835
   Moderate Strategy Fund            1,264,187.490    1,363.265          392.673
   Conservative Strategy Fund          327,590.748    5,752.000          502.000
   Equity Balanced Strategy Fund     7,245,266.699        0.000      233,319.230





43  Matter Submitted to a Vote of Shareholders

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS, CONTINUED

December 31, 1998

5. To approve a proposed advisory agreement with FRIMCo, to take effect upon the closing of the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company.


   VOTE:
   -----

                                                                ABSTAIN/BROKER
                                      FOR          AGAINST         NON-VOTE
                                 --------------- -----------  -----------------
   Aggressive Strategy Fund        3,636,185.995   2,917.000         55,554.385
   Balanced Strategy Fund         11,816,569.171   2,806.824         20,682.835
   Moderate Strategy Fund          1,264,187.490   1,363.265            392.673
   Conservative Strategy Fund        327,590.748   5,752.000            502.000
   Equity Balanced Strategy Fund   7,245,266.699       0.000        233,319.230


6. To approve a change to the Funds' fundamental investment restrictions limiting borrowing activities, authorizing a higher borrowing level for the purpose of meeting shareholder redemption requests.

   VOTE:
   -----

                                                                ABSTAIN/BROKER
                                       FOR         AGAINST         NON-VOTE
                                  -------------- -----------  -----------------
   Aggressive Strategy Fund        3,436,813.995  17,941.000         55,554.385
   Balanced Strategy Fund         11,407,349.171  54,405.824         20,682.835
   Moderate Strategy Fund          1,201,463.490  19,557.265            392.673
   Conservative Strategy Fund        324,889.748   5,752.000            502.000
   Equity Balanced Strategy Fund   7,135,002.699       0.000        233,319.230


7. To approve the elimination of certain fundamental investment restrictions applicable to the Funds.

   VOTE:
   -----

   a)  elimination of restriction on investing in interests of oil and gas:

                                                                ABSTAIN/BROKER
                                     FOR            AGAINST        NON-VOTE
                                  --------------  ----------- -----------------
   Aggressive Strategy Fund        2,873,768.053  132,945.498       503,595.829
   Balanced Strategy Fund         11,201,365.519  117,161.944       163,910.367
   Moderate Strategy Fund          1,175,012.351   34,971.822        11,429.255
   Conservative Strategy Fund        314,874.748   15,767.000           502.000
   Equity Balanced Strategy Fund   6,432,692.409   61,832.217       873,797.303


                                  Matter Submitted to a Vote of Shareholders  44

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS, CONTINUED

December 31, 1998

   b) elimination of restriction on investing in issuers in operation for less than three years:

                                                                ABSTAIN/BROKER
                                      FOR           AGAINST         NON-VOTE
                                 ---------------  -----------  ---------------
   Aggressive Strategy Fund        3,360,531.485  118,150.955       31,626.940
   Balanced Strategy Fund         11,340,417.902  134,953.569        7,066.359
   Moderate Strategy Fund          1,186,048.933   34,578.009          786.486
   Conservative Strategy Fund        315,521.748   15,622.000            0.000
   Equity Balanced Strategy Fund   7,313,462.594   25,926.246       28,933.089


   c) elimination of restriction on investing in issuers beneficially owned by affiliated persons:

                                                               ABSTAIN/BROKER
                                       FOR          AGAINST        NON-VOTE
                                 ---------------  ----------- ----------------
   Aggressive Strategy Fund        3,265,493.721  216,452.262       28,363.397
   Balanced Strategy Fund         11,312,874.203  149,474.643       20,088.984
   Moderate Strategy Fund          1,184,122.250   36,898.505          392.673
   Conservative Strategy Fund        314,511.577    16,632.17            0.000
   Equity Balanced Strategy Fund   7,086,643.566   267,157.25       14,521.118


8. This item number was reserved for a matter affecting another FRIC Fund of the Investment Company.


To act upon any other business as may legally have come before the Special Meeting or any adjournment thereof.


   VOTE:
   -----
                                         GRANT           WITHHELD
                                   ---------------  ----------------
   Aggressive Strategy Fund          3,396,702.167       297,955.213
   Balanced Strategy Fund           11,371,783.578       468,275.252
   Moderate Strategy Fund            1,240,308.349        25,635.079
   Conservative Strategy Fund          307,277.509        26,567.239
   Equity Balanced Strategy Fund     7,173,395.441       305,190.488




45  Matter Submitted to a Vote of Shareholders

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

TRUSTEES
 George F. Russell, Jr., Chairman
 Lynn L. Anderson
 Paul E. Anderson
 Paul Anton, PhD
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Lynn L. Anderson, President and Chief Executive Officer
 Peter Apanovitch, Manager of Short Term Investment Funds
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Randall P. Lert, Director of Investments
 Karl Ege, Secretary and General Counsel

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CONSULTANT
 Frank Russell Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 1776 Heritage Drive
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) RUSSEL4
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP
 One Post Office Square
 Boston, MA 02109

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

MONEY MANAGERS OF UNDERLYING FUNDS DIVERSIFIED EQUITY
 Alliance Capital Management L.P., Minneapolis, MN
 Barclays Global Investors, N.A., San Francisco, CA
 Equinox Capital Management, Inc., New York, NY
 INVESCO Capital Management, Inc., Atlanta, GA
 Lincoln Capital Management Company, Chicago, IL
 Morgan Stanley Asset Management, Inc., New York, NY
 Peachtree Asset Management, Atlanta, GA
 Sanford C. Bernstein & Co., Inc., New York, NY
 Suffolk Capital Management, Inc., New York, NY
 Trinity Investment Management Corporation, Boston, MA

SPECIAL GROWTH
 Delphi Management, Inc., Boston, MA
 Fiduciary International, Inc., New York, NY
 GlobeFlex Capital, L.P., San Diego, CA
 Jacobs Levy Equity Management, Inc., Roseland, NJ
 Sirach Capital Management, Inc., Seattle, WA
 Wellington Management Company LLP, Boston, MA
 Westpeak Investment Advisors, L.P., Boulder, Co

QUANTITATIVE EQUITY
 Barclays Global Investors, N.A., San Francisco, CA
 Franklin Portfolio Associates, LLC, Boston, MA
 J.P. Morgan Investment Management, Inc., New York, NY

INTERNATIONAL SECURITIES
 J.P. Morgan Investment Management, Inc., New York, NY
 Marathon Asset Management Limited, London, England
 Mastholm Asset Management, LLC, Bellevue, WA
 Oechsle International Advisors, Boston, MA
 Rowe Price-Fleming International, Inc., Baltimore, MD
 Sanford C. Bernstein & Co., Inc., New York, NY
 The Boston Company Asset Management, Inc., Boston, MA

EMERGING MARKETS
 Genesis Asset Managers Limited, London, England
 J.P. Morgan Investment Management, Inc., New York, NY
 Montgomery Asset Management, L.P., San Francisco, CA

REAL ESTATE SECURITIES
 AEW Capital Management, L.P., Boston, MA
 Cohen & Steers Capital Management, New York, NY

DIVERSIFIED BOND
 Lincoln Capital Management Company, Chicago, IL
 Pacific Investment Management Company, Newport Beach, CA
 Standish, Ayer & Wood, Inc., Boston, MA

VOLATILITY CONSTRAINED BOND
 BlackRock Financial Management, New York, NY
 Standish, Ayer & Wood, Inc., Boston, MA
 STW Fixed Income Management, Ltd., Hamilton, Bermuda

MULTISTRATEGY BOND
 BEA Associates, Inc., New York, NY
 Pacific Investment Management Company, Newport Beach, CA
 Standish, Ayer & Wood, Inc., Boston, MA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                               Manager, Money Managers and Service Providers  46

[RUSSELL LOGO]



Frank Russell Investment Company

909 A Street
Tacoma, WA 98402-5120
253-627-7001
800-972-0700
Fax: 253-591-3495

A-5147(299)    36-08-022

                                                FRANK RUSSELL INVESTMENT COMPANY
-------------------------
   INSTITUTIONAL FUNDS
-------------------------

1998 Annual Report

FRANK RUSSELL INVESTMENT COMPANY



1998 Annual Report

CLASS E AND CLASS I

EQUITY I FUND

EQUITY II FUND

EQUITY III FUND

EQUITY Q FUND

INTERNATIONAL FUND

FIXED INCOME I FUND

FIXED INCOME III FUND




DECEMBER 31, 1998

                                                                  [RUSSELL LOGO]

                      FRANK RUSSELL INVESTMENT COMPANY

                      Frank Russell Investment Company
                      is a "series mutual fund" with 28
                      different investment portfolios.
                      These financial statements report
                      on seven Funds, each of which has
                      distinct investment objectives and
                      strategies.


                      FRANK RUSSELL INVESTMENT
                      MANAGEMENT COMPANY

                      Responsible for overall management
                      and administration of the Funds.


                      FRANK RUSSELL COMPANY

                      Consultant to Frank Russell
                      Investment Management Company.

                        FRANK RUSSELL INVESTMENT COMPANY

                               INSTITUTIONAL FUNDS

                                  ANNUAL REPORT

                                DECEMBER 31, 1998

                                TABLE OF CONTENTS

                                                                            Page

Letter to Our Clients ....................................................     2

Equity I Fund ............................................................     3

Equity II Fund ...........................................................    17

Equity III Fund ..........................................................    35

Equity Q Fund ............................................................    45

International Fund .......................................................    57

Fixed Income I Fund ......................................................    75

Fixed Income III Fund ....................................................    93

Notes to Financial Statements ............................................   109

Report of Independent Accountants ........................................   118

Tax Information ..........................................................   119

Matters Submitted to a Vote of Shareholders ..............................   120

Manager, Money Managers and Service Providers ............................   123


FRANK RUSSELL INVESTMENT COMPANY - INSTITUTIONAL FUNDS
Copyright (C) Frank Russell Company 1999. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance as of April 1, 1995 is reported gross of investment advisory fees. For periods thereafter, performance and yields are reported net of investment advisory fees but gross of investment services fees, descriptions of which can be obtained from the investment advisor. Investment services fees and other account expenses will reduce performance (e.g., an investment services fee of 0.2% off average managed assets will reduce a 10.0% annual return to 9.8%). The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

TO OUR CLIENTS


We are pleased to present the Frank Russell Investment Company 1998 Annual Report. This report covers information on seven of the Funds and represents our seventeenth year in operation.

We remain committed to providing our clients with superior investment solutions through the benefits of multi-manager, multi-style diversification used in structuring our Funds. The commitment proved worthwhile in 1998, as our Funds, in general, provided solid returns as compared to their respective benchmarks and attracted many new investors, both creating significant growth in assets.

Frank Russell Investment Management Company (FRIMCo) continuously evaluates the Funds we offer our clients. Each of these Funds is carefully monitored by Russell investment professionals to ensure that the most appropriate investment advisors and strategies are utilized within each Fund. The advisors are monitored by FRIMCo, using the expertise and advice of the Investment Policy and Research group of Frank Russell Company.

Since the close of 1997, we have implemented changes in our Funds' structure which we believe will benefit current and potential investors. The former Class C shares of the Russell Funds have been renamed Russell Fund Class E shares, and their fee structure now aligns with the Russell LifePoints(R) Funds' Class E shares. Additionally, the Russell LifePoints(R) Funds' Class D shares were opened for investment in March 1998.

FRIMCo's decision to retain Boston Financial Data Services(BFDS) to assist in the transfer agent process in June 1998 has enhanced the level of services provided to our clients.

We are also pleased to announce the recent acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company, the U.S. leader in both individual life insurance sold annually and total life insurance in force. We believe this is a very positive development for both Russell and the Funds, given the financial strength and image of Northwestern.

Thank you for your continued confidence and investment with Frank Russell Investment Company. We look forward to 1999 and continuing to earn your support.

Sincerely,

/s/ George F. Russell, Jr.             /s/ Lynn L. Anderson

George F. Russell, Jr.                 Lynn L. Anderson
Chairman                               President and chief Executive Officer
Frank Russell Investment Company       Frank Russell Investment Company

EQUITY I FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)


OBJECTIVE: To provide income and capital growth by investing principally in equity securities.

INVESTS IN: Primarily U.S. equity securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of ten managers with three separate and distinct investment styles.

                           [LINE GRAPH APPEARS HERE]

                Dates                   Equity I++       Russell 1000(R)**             Lipper(R)Growth & Income++++
                    *                      $10,000                 $10,000                                  $10,000
                 1989                      $13,080                 $13,042                                  $12,243
                 1990                      $12,342                 $12,499                                  $11,694
                 1991                      $16,196                 $16,627                                  $15,063
                 1992                      $17,657                 $18,130                                  $16,310
                 1993                      $19,706                 $19,970                                  $18,140
                 1994                      $19,860                 $20,046                                  $17,953
                 1995                      $26,998                 $27,617                                  $23,448
                 1996                      $33,366                 $33,817                                  $28,311
                 1997                      $44,053                 $44,927                                  $35,979
                 1998                      $55,107                 $57,067                                  $41,494
--------------------------------------------------------------------------------------------------------------------

        Total                             $268,365                $273,742                                 $230,635
====================================================================================================================

EQUITY I FUND                                     RUSSELL 1000(R) INDEX

PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED    GROWTH OF        TOTAL
  12/31/98       $10,000      RETURN                 12/31/98       $10,000         RETURN
------------- ------------  ----------            -------------  -------------    -----------
1 Year         $  12,510      25.10%              1 Year          $  12,702         27.02%
5 Years        $  27,964      22.83%(S)           5 Years         $  28,576         23.37%(S)
10 Years       $  55,107      18.61%(S)           10 Years        $  57,067         19.03%(S)
                                                  LIPPER(R) GROWTH & INCOME FUNDS BENCHMARK

                                                  PERIODS ENDED    GROWTH OF        TOTAL
                                                     12/31/98       $10,000         RETURN
                                                  -------------  -------------  --------------
                                                  1 Year          $  11,533         15.33%
                                                  5 Years         $  22,875         18.00%(S)
                                                  10 Years        $  41,494         15.29%(S)


3  Equity I Fund

EQUITY I FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)


PERFORMANCE REVIEW
For the year ended December 31, 1998, the Equity I Fund reflected a total return of 25.1%, as compared to the Russell 1000(R) Index results of 27%. The Fund trailed the Index primarily due to its underweighting of large cap stocks and to the weak market-relative results produced by its value-oriented managers. However, performance compared very favorably with the 15.3% average return of mutual funds tracked in the Lipper(R) Growth and Income Funds Benchmark.

PORTFOLIO HIGHLIGHTS
The performance of stocks in 1998 was characterized by unprecedented differences in returns between various sectors of the market. Stocks provided investors with returns in excess of 20% -- the first time the market has ever produced four consecutive years of gains in excess of 20% per annum. Despite the market's strength, volatility was extreme with a deep swoon in prices during the third quarter. The market's advance favored large cap growth issues. Valuation sensitivity proved a liability for investors as value stocks in the Russell 1000 Index trailed their growth counterparts by more than 20 percentage points - the largest such differential since the inception of the indices. Technology stocks led the market advance, as anything and everything associated with the Internet attracted investors. As a result, the sector gained 75% for the year. The laggards were led by energy and raw materials as commodity prices trended lower throughout the year. Large cap issues dominated once again, with the largest 50 stocks of the Russell 1000 Index up 40% while small cap stocks in the Russell 2000(R) Index fell 2.5% during the year - another unprecedented margin.

The Equity I Fund fared better than the majority of its peers in the Lipper(R) Growth and Income Funds Benchmark in 1998. Its multi-manager mix afforded it some opportunities not shared by funds with more focused approaches to the growth and income style. The Fund's growth-oriented managers produced very strong results, aided by their exposure to many of the market's strongest performers. However, even these managers found valuations on many issues out of their reach. The more value-oriented managers were frustrated by the market's apparent indifference to valuation. Their valuation sensitivity left them underweighted in large cap issues and Internet-related stocks. Overall, good security selection in the Technology and the Producer Durables sectors helped narrow the Fund's margin of underperformance relative to the Russell 1000 Index.

TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                            December 31, 1998

  Microsoft Corp.                                                    1.9%
  Intel Corp.                                                        1.9
  Cisco Systems, Inc.                                                1.9
  Tyco International, Ltd.                                           1.6
  International Business Machines Corp.                              1.6
  Home Depot, Inc. (The)                                             1.5
  MCI WorldCom, Inc.                                                 1.5
  Pfizer, Inc.                                                       1.5
  Dell Computer Corp.                                                1.4
  Merck & Co., Inc.                                                  1.4

PORTFOLIO CHARACTERISTICS
                                                               December 31, 1998

  Current P/E Ratio                                                      30.1x
  Portfolio Price/Book Ratio                                             4.36x
  Market Capitalization - $-Weighted Average                         63.29 Bil
  Number of Holdings                                                       581

MONEY MANAGERS                                                    STYLES

  Alliance Capital Management L.P.                             Growth
  Barclays Global Investors, N.A.                              Market-Oriented
  Equinox Capital Management, Inc.                             Value
  INVESCO Capital Management, Inc.                             Market-Oriented
  Lincoln Capital Management Co.                               Growth
  Morgan Stanley Dean Witter Investment
   Management, Inc.                                            Market-Oriented
  Peachtree Asset Management                                   Market-Oriented
  Sanford C. Bernstein & Co., Inc.                             Value
  Suffolk Capital Management, Inc.                             Market-Oriented
  Trinity Investment Management Corp.                          Value

*    Assumes initial investment on January 1, 1989.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index, the smallest of which is valued at about $158.3 million. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. The Russell 1000 Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

+    Prior to April 1, 1995, Fund performance results are reported gross of
+ investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++   Lipper(R) Growth & Income Funds Benchmark is the average total return for
++ the universe of funds within the Growth and Income Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S)  Annualized.


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                                Equity I Fund  4

EQUITY I FUND

STATEMENT OF NET ASSETS


                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                           --------     --------
COMMON STOCKS - 95.1%
AUTO AND TRANSPORTATION - 5.1%
Airborne Freight Corp.                                       4,500           162
AMR Corp. (a)                                               44,800         2,660
Burlington Northern, Inc.                                  136,700         4,614
Comair Holdings, Inc.                                       17,200           577
Continental Airlines, Inc. Class B (a)                      97,200         3,256
Cooper Tire & Rubber Co.                                   205,200         4,194
CSX Corp.                                                    9,600           398
Dana Corp.                                                  64,474         2,635
Delta Air Lines, Inc.                                      151,400         7,873
Eaton Corp.                                                  1,100            78
FDX Corp. (a)                                               18,300         1,629
Ford Motor Co.                                             184,300        10,816
General Motors Corp.                                       110,500         7,908
Genuine Parts Co.                                           11,300           378
Goodyear Tire & Rubber Co.                                   7,100           358
Harley-Davidson, Inc.                                       54,000         2,558
Kansas City Southern Industries, Inc.                        7,900           389
KLM Royal Dutch Airlines                                    75,991         2,280
Lear Corp. (a)                                              47,100         1,813
Meritor Automotive, Inc.                                     2,800            59
Navistar International Corp. (a)                            53,000         1,511
Nordic American Tanker Shipping, Ltd.                       76,374           878
Norfolk Southern Corp.                                     129,500         4,104
Northwest Airlines Corp. Class A (a)                       112,700         2,867
PACCAR, Inc.                                                18,700           764
Trinity Industries, Inc.                                    31,200         1,201
TRW, Inc.                                                    7,900           444
UAL Corp. (a)                                               56,100         3,348
Union Pacific Corp.                                          9,100           410
                                                                         -------
                                                                          70,162
                                                                         -------

CONSUMER DISCRETIONARY - 12.0%
Abercrombie & Fitch Co. Class A (a)                         23,000         1,627
AC Nielsen Corp. (a)                                         3,100            88
Alberto Culver Co. Class B                                  11,500           307
Amazon.com, Inc. (a)                                           800           257
AutoZone, Inc. (a)                                         114,000         3,755
Avon Products, Inc.                                         24,100         1,066
Bed Bath & Beyond, Inc. (a)                                 80,900         2,756
Belo (A.H.) Corp. Class A                                   13,800           275
Best Buy Co. (a)                                             9,200           565
BJ's Wholesale Club, Inc. (a)                                4,700           218
Borders Group, Inc. (a)                                      5,800           145
Brinker International, Inc.  (a)                               100             3
Browning-Ferris Industries, Inc.                            30,700           873
Brunswick Corp.                                              3,300            82
Carnival Corp. Class A                                      42,000         2,016
Central Newspapers, Inc. Class A                               300            21
Chancellor Media Corp. (a)                                 101,300         4,843
Circuit City Stores, Inc.                                   12,800           639
Clear Channel Communications, Inc. (a)                      46,900         2,556
Corrections Corp. America (a)                                2,700            48
Costco Cos., Inc. (a)                                       32,200         2,324
Darden Restaurants, Inc.                                    45,200           814
Dayton Hudson Corp.                                         71,300         3,868
Deluxe Corp.                                                 8,300           303
Dillard's, Inc. Class A                                     10,600           301
Dollar Tree Stores, Inc. (a)                                 5,325           232
Eastman Kodak Co.                                           60,089         4,326
Federated Department Stores, Inc. (a)                       33,200         1,446
Fortune Brands, Inc.                                        17,500           553
Fred Meyer, Inc. (a)                                        20,900         1,259
Fruit of the Loom, Inc. Class A (a)                         22,500           311
Furniture Brands International, Inc. (a)                     6,400           174
Gap, Inc.                                                   93,000         5,231
General Nutrition Cos., Inc. (a)                            10,600           172
Harrah's Entertainment, Inc. (a)                            15,200           238
Hasbro, Inc.                                               120,500         4,353
Heftel Broadcasting Corp. Class A (a)                        2,400           118
Hollinger International, Inc. Class A                       11,200           156
Home Depot, Inc. (The)                                     342,300        20,944
International Game Technology                               12,300           299
Jacor Communications, Inc. (a)                                 900            58
JC Penney & Co., Inc.                                       43,000         2,016
King World Productions, Inc. (a)                            34,200         1,007
Kmart Corp. (a)                                             69,600         1,066
Kohl's Corp. (a)                                            85,600         5,259
Legacy Hotels Real Estate Investment Trust (Units)           8,600            36
Liberty Media Group Series A (a)                           113,800         5,242
Limited, Inc. (The)                                        159,900         4,657
Lowe's Cos., Inc.                                          170,600         8,733
Mark Bros. Jewelers, Inc. (a)                                1,500            28
Mattel, Inc.                                               208,643         4,760
May Department Stores Co.                                   19,100         1,153
Maytag Corp.                                                14,100           878
McDonald's Corp.                                            24,900         1,908
McGraw-Hill, Inc.                                            1,500           153
MediaOne Group, Inc. (a)                                    74,200         3,487
Neiman-Marcus Group, Inc. (a)                                8,800           219
New York Times Co. Class A                                 125,000         4,336
Newell Co.                                                   2,000            83
Nielsen Media Research (a)                                  16,899           304
Nordstrom, Inc.                                              3,700           128
Office Depot, Inc. (a)                                       8,500           314
OfficeMax, Inc. (a)                                         71,300           873
Ogden Corp.                                                 35,400           887

5  Equity I Fund

EQUITY I FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                           --------     --------

Omnicom Group, Inc.                                        34,900          2,024
PanAmSat Corp. (a)                                          3,200            124
Payless ShoeSource, Inc. (a)                                5,200            246
Petroleum Heat & Power, Inc. Class A (a)                  317,562            238
Premark International, Inc.                                 3,400            118
Promus Hotel Corp. New (a)                                  1,725             56
Pulitzer Publishing Co.                                     3,300            286
QUALCOMM, Inc. (a)                                          1,300             67
Royal Caribbean Cruises, Ltd.                              78,300          2,897
Rubbermaid, Inc.                                            8,500            267
Russell Corp.                                               5,100            104
Saks, Inc. (a)                                             27,400            865
Sears Roebuck & Co.                                        59,500          2,529
Shaw Industries, Inc.                                      22,600            548
Staples, Inc.  (a)                                         12,700            555
Starwood Hotels & Resorts Worldwide, Inc.                  14,400            327
Time Warner, Inc.                                         148,200          9,198
TJX Cos., Inc.                                             51,900          1,505
Toys "R" Us, Inc. (a)                                      23,600            398
Tribune Co.                                                44,100          2,911
Tricon Global Restaurants, Inc. (a)                         9,100            456
Tupperware Corp.                                           13,100            215
Unisource Worldwide, Inc.                                   8,600             62
Univision Communications, Inc. Class A (a)                  7,200            261
USA Networks, Inc. (a)                                      2,000             66
V.F. Corp.                                                 11,800            553
Viacom, Inc. Class B (a)                                   22,200          1,643
Viad Corp.                                                 41,400          1,258
Wal-Mart Stores, Inc.                                     186,100         15,156
Wendy's International, Inc.                                42,300            923
Whirlpool Corp.                                            52,600          2,913
                                                                         -------
                                                                         165,916
                                                                         -------

CONSUMER STAPLES - 6.2%
American Stores Co.                                          9,300           344
Anheuser-Busch Cos., Inc.                                   25,000         1,641
Bestfoods                                                   34,000         1,811
Brown-Forman Distillers, Inc. Class B                          300            23
Campbell Soup Co.                                           20,100         1,106
Clorox Co.                                                   1,600           187
Coca-Cola Co. (The)                                        114,300         7,644
Coca-Cola Enterprises, Inc.                                 35,000         1,251
Colgate-Palmolive Co.                                       64,600         6,000
ConAgra, Inc.                                               89,000         2,804
CVS Corp.                                                   82,400         4,532
Dial Corp.                                                   1,700            49
Dole Food Co., Inc.                                         25,200           756
General Mills, Inc.                                         34,900         2,712
Gillette Co.                                                53,600         2,590
Hannaford Brothers Co.                                       3,200           170
Hormel Foods Corp.                                           9,900           324
IBP, Inc.                                                   31,900           929
International Flavors & Fragrances, Inc.                     6,900           305
Interstate Bakeries Corp.                                   17,600           465
Kroger Co. (a)                                              34,100         2,063
McCormick & Co., Inc.                                       30,700         1,035
PepsiCo, Inc.                                              136,600         5,592
Philip Morris Cos., Inc.                                   334,300        17,885
Procter & Gamble Co.                                       116,100        10,600
Quaker Oats Co.                                             15,400           916
Ralston-Purina Group                                        13,200           427
Rite Aid Corp.                                              76,400         3,787
RJR Nabisco Holdings Corp.                                  14,300           425
Safeway, Inc. (a)                                           32,000         1,950
SuperValu, Inc.                                             63,200         1,770
SYSCO Corp.                                                  1,200            33
Tyson Foods, Inc. Class A                                   21,000           446
Unilever NV                                                 29,400         2,438
Universal Corp.                                             13,000           457
UST Corp.                                                   10,100           352
Weis Markets, Inc.                                           2,200            86
                                                                         -------
                                                                          85,905
                                                                         -------

FINANCIAL SERVICES - 18.0%
ACE, Ltd.                                                    8,800           303
AFLAC, Inc.                                                233,000        10,252
Allstate Corp.                                             201,432         7,780
Ambac Financial Group, Inc.                                 36,500         2,197
American Bankers Insurance Group, Inc.                       2,100           102
American Express Co.                                        32,200         3,292
American General Corp.                                       7,300           569
American International Group, Inc.                         150,100        14,503
AMRESCO, Inc. (a)                                           11,300            99
AmSouth Bancorp                                             55,650         2,539
Arden Realty Group, Inc.                                     2,300            53
Associates First Capital Corp. Class A                     154,722         6,556
Automatic Data Processing, Inc.                            110,600         8,869
Bank One Corp.                                             101,100         5,162
BankAmerica Corp.                                          215,973        12,985
BankBoston Corp.                                            58,900         2,293
BB&T Corp.                                                   6,000           242
Berkshire Hathaway, Inc. Class A (a)                            10           700
Canadian Hotel Income Properties                            34,500           181
CarrAmerica Realty Corp.                                     2,500            60
Charter One Financial, Inc.                                 58,465         1,619
Chase Manhattan Corp.                                      194,884        13,264
Chubb Corp. (The)                                            6,000           389

                                                                 Equity I Fund 6

EQUITY I FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                           --------     --------

Citigroup, Inc.                                             61,900         3,064
City National Corp.                                          2,000            83
Comdisco, Inc.                                              11,600           196
Comerica, Inc.                                              40,500         2,762
Commerce Bancshares, Inc.                                   27,179         1,148
Conseco, Inc.                                              219,844         6,719
Countrywide Credit Industries, Inc.                         14,100           708
Crescent Real Estate Equities, Inc.                          1,000            23
Dime Bancorp, Inc.                                          59,100         1,562
Dow Jones & Co., Inc.                                       31,400         1,511
DST Systems, Inc. (a)                                       15,600           890
Duke Realty Investments, Inc.                                1,500            35
Dun & Bradstreet Corp.                                      11,200           354
Edwards (A.G.), Inc.                                         3,500           130
Equitable Cos., Inc.                                        12,200           706
Everest Reinsurance Holdings, Inc.                          14,700           572
Federal Home Loan Mortgage Corp.                           122,700         7,906
Federal National Mortgage Association                       81,700         6,046
Fifth Third Bancorp                                         33,300         2,375
First American Corp.                                        25,600         1,136
First Data Corp.                                           161,100         5,105
First Union Corp.                                           83,800         5,096
Firstar Corp.                                                1,800           168
Fleet Financial Group, Inc.                                147,600         6,596
Fremont General Corp.                                       32,400           802
GATX Corp.                                                     500            19
General Re Corp.                                             3,800           760
Golden West Financial Corp.                                  7,700           706
Hartford Financial Services Group, Inc. (The)               61,800         3,391
Highwoods Properties, Inc.                                  13,600           350
Horace Mann Educators Corp.                                 27,900           795
Household International Corp.                               83,700         3,317
Huntington Bancshares, Inc.                                  1,000            30
Jefferson-Pilot Corp.                                       12,250           919
KeyCorp                                                     21,300           682
Lehman Brothers Holdings, Inc.                              11,000           485
Lincoln National Corp.                                       6,200           507
Local Financial Corp. (a)                                  157,900         1,421
Loews Corp.                                                 22,300         2,191
M & T Bank Corp.                                               300           156
MBIA, Inc.                                                 102,300         6,707
MBNA Corp.                                                 545,568        13,605
Mercantile Bancorp, Inc.                                     6,400           295
Merrill Lynch & Co., Inc.                                    4,200           280
MGIC Investment Corp.                                       48,000         1,911
Morgan (J.P.) & Co., Inc.                                    5,100           536
Morgan Stanley Dean Witter, Discover & Co.                  91,290         6,482
National City Corp.                                         66,400         4,814
North Fork Bancorp, Inc.                                    17,700           424
Old Kent Financial Corp.                                       735            34
Old Republic International Corp.                           129,975         2,924
Pacific Century Financial Corp.                             26,000           634
PaineWebber Group, Inc.                                     43,850         1,694
Patriot American Hospitality, Inc.                           1,500             9
Paychex, Inc.                                               43,600         2,243
PIMCO Advisors Holdings, L.P.                                8,000           249
PMI Group, Inc. (The)                                          200            10
PNC Bank Corp.                                              21,800         1,180
Post Properties, Inc.                                        1,200            46
Progressive Corp.                                           10,800         1,829
Provident Cos., Inc.                                         8,100           336
Providian Financial Corp.                                   38,700         2,903
Reinsurance Group of America, Inc.                           7,400           450
Reliance Group Holdings, Inc.                               39,700           511
Ryder System, Inc.                                          39,200         1,019
Schwab (Charles) Corp.                                       8,100           455
SLM Holding Corp.                                           10,900           523
SouthTrust Corp.                                            26,450           975
Sovereign Bancorp, Inc.                                     80,000         1,130
Spieker Properties, Inc.                                    26,000           900
State Street Corp.                                          10,000           696
SunTrust Banks, Inc.                                        22,000         1,683
Torchmark Corp.                                             14,800           523
Transamerica Financial Corp.                                17,300         1,998
Travelers Property Casualty Corp. Class A                    9,200           285
U.S. Bancorp                                               120,000         4,261
UnionBanCal Corp.                                            4,600           157
UNUM Corp.                                                  11,400           665
Wachovia Corp.                                              15,000         1,312
Waddell & Reed Financial, Inc. Class B (a)                   1,102            26
Washington Mutual, Inc.                                    226,124         8,635
Wells Fargo Co. (a)                                        202,600         8,092
Zions Bancorp                                                5,200           324
                                                                         -------
                                                                         249,196
                                                                         -------

HEALTH CARE - 10.9%
Abbott Laboratories                                         37,000         1,813
Aetna, Inc.                                                 46,300         3,640
Allegiance Corp.                                               400            19
Allergan, Inc.                                              20,500         1,327
ALZA Corp. (a)                                              39,200         2,048
American Home Products Corp.                                62,200         3,503
Amgen, Inc. (a)                                             33,500         3,501
Bard (C.R.), Inc.                                            1,400            69
Bausch & Lomb, Inc.                                         18,800         1,128
Baxter International, Inc.                                 111,100         7,145
Becton, Dickinson & Co.                                     45,200         1,929

7  Equity I Fund

EQUITY I FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                           --------     --------

Bergen Brunswig Corp. Class A                               3,200            112
Beverly Enterprises, Inc. New (a)                          22,800            154
Biomet, Inc.                                               69,600          2,797
Bristol-Myers Squibb Co.                                   98,460         13,175
Cardinal Health, Inc.                                      60,900          4,621
Columbia/HCA Healthcare Corp.                             290,600          7,192
DENTSPLY International, Inc.                                  900             23
Genzyme Corp. (a)                                          10,000            497
HBO & Co.                                                 202,800          5,818
Integrated Health Services, Inc. (a)                       31,300            442
IVAX Corp. (a)                                             89,000          1,107
Johnson & Johnson                                          85,000          7,129
Lilly (Eli) & Co.                                          73,500          6,532
Mallinckrodt, Inc.                                         24,000            740
Medtronic, Inc.                                            38,500          2,859
Merck & Co., Inc.                                         126,100         18,623
Mylan Laboratories, Inc.                                  233,500          7,355
PacifiCare Health Systems, Inc. Class B (a)                21,900          1,740
Pfizer, Inc.                                              158,800         19,919
Pharmacia & Upjohn, Inc.                                   25,000          1,416
Quintiles Transnational Corp. (a)                          27,700          1,477
Safeskin Corp. (a)                                          3,300             79
Schering-Plough Corp.                                     228,900         12,647
St. Jude Medical, Inc.  (a)                                 7,500            208
Stryker Corp.                                               5,900            325
Tenet Healthcare Corp. (a)                                  9,500            249
United Healthcare Corp.                                     4,600            198
Warner-Lambert Co.                                         91,300          6,866
Wellpoint Health Networks, Inc. Class A (a)                   706             61
                                                                         -------
                                                                         150,483
                                                                         -------

INTEGRATED OILS - 2.8%
Amerada Hess Corp. NPV                                      61,100         3,040
Amoco Corp.                                                 92,700         5,469
Ashland, Inc.                                               53,100         2,569
Atlantic Richfield Co.                                      30,500         1,990
Chevron Corp.                                                5,200           431
Coastal Corp.                                               50,600         1,768
Crown Central Petroleum Corp. Class B (a)                   16,400           115
Exxon Corp.                                                150,120        10,978
Kerr-McGee Corp.                                            34,700         1,327
Lyondell Petrochemical Co.                                  10,600           191
Mobil Corp.                                                 25,800         2,248
Phillips Petroleum Co.                                       9,800           418
Royal Dutch Petroleum Co.                                    6,400           306
Texaco, Inc.                                                54,800         2,897
Unocal Corp.                                                 4,400           128
USX-Marathon Group                                          86,500         2,606
YPF Sociedad Anonima Class D - ADR (a)                      80,800         2,257
                                                                         -------
                                                                          38,738
                                                                         -------

MATERIALS AND PROCESSING - 6.1%
Air Products & Chemicals, Inc.                             59,300          2,372
Albemarle Corp.                                             2,300             55
Alcan Aluminum, Ltd.                                       10,600            287
Allegheny Teldyne, Inc.                                     1,700             35
Aluminum Co. of America                                     7,431            554
American Standard Cos., Inc. (a)                            8,800            317
Archer-Daniels-Midland Co.                                 23,200            399
Armstrong World Industries, Inc.                            9,400            567
Bowater, Inc.                                               1,800             75
Cabot Corp.                                                 9,600            268
Catellus Development Corp. (a)                             19,200            275
Centex Corp.                                               16,000            721
Champion International Corp.                                8,400            340
Consolidated Papers, Inc.                                  11,500            316
Corning, Inc.                                               2,300            104
Crompton & Knowles Corp.                                    1,100             23
Crown Cork & Seal Co., Inc.                                67,100          2,068
Dow Chemical Co.                                            6,000            546
du Pont (E.I.) de Nemours & Co.                            26,800          1,422
Eastman Chemical Co.                                       40,100          1,794
Ecolab, Inc.                                                  300             11
Engelhard Corp.                                            29,400            573
Fluor Corp.                                                41,100          1,749
FMC Corp. (a)                                              18,100          1,014
Fort James Corp.                                           91,300          3,652
Freeport-McMoRan Copper & Gold, Inc. Class B               13,600            142
Gaylord Container Corp. Class A  (a)                       15,100             92
Georgia-Pacific Timber Group                               23,300            555
Goodrich (B.F.) Co.                                        23,000            825
Great Lakes Chemical Corp.                                108,800          4,352
Hexcel Corp. (a)                                           21,100            177
Illinois Tool Works, Inc.                                  31,300          1,815
IMC Global, Inc.                                            8,400            180
International Paper Co.                                    70,500          3,159
Johns Manville Corp.                                        4,300             71
Lafarge Corp.                                              19,900            806
Louisiana Pacific Corp.                                    15,000            275
Millennium Chemicals, Inc.                                  6,000            119
Minnesota Mining & Manufacturing Co.                        6,200            441
Mohawk Industries, Inc. (a)                                13,100            551
Monsanto Co.                                               80,600          3,829
Nalco Chemical Co.                                          8,800            273
Newmont Mining Corp.                                        3,100             56
Nucor Corp.                                                 8,400            363

                                                                 Equity I Fund 8

EQUITY I FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                           --------     --------

Olin Corp.                                                 23,500            665
Owens Corning                                              54,800          1,942
Pentair, Inc.                                               5,100            203
Phelps Dodge Corp.                                        105,000          5,342
Praxair, Inc.                                              71,100          2,505
Reynolds Metals Co.                                        50,600          2,666
Rohm & Haas Co.                                             4,600            139
Rouse Co. (The)                                            29,200            803
Sealed Air Corp. New (a)                                   39,400          2,011
Sherwin-Williams Co.                                        1,400             41
Sigma Aldrich Corp.                                        10,800            316
Solutia, Inc.                                              20,000            448
Sonoco Products Co.                                        80,990          2,399
Temple-Inland, Inc.                                         5,400            320
Timken Co.                                                 31,600            596
Tyco International, Ltd.                                  290,500         21,914
Union Camp Corp.                                            5,100            344
Union Carbide Corp.                                         8,000            340
USG Corp.                                                  11,600            591
USX-U.S. Steel Group                                       38,500            886
Vulcan Materials Co.                                        2,700            355
W.R. Grace & Co. New (a)                                   42,600            668
Waters Corp. (a)                                            3,300            288
Westvaco Corp.                                             11,500            308
Willamette Industries, Inc.                                 9,600            322
Witco Corp.                                                14,400            230
                                                                         -------
                                                                          84,260
                                                                         -------

MISCELLANEOUS - 0.4%
AMB Property Corp.                                            900             20
Archstone Communities Trust                                   800             16
Avalonbay Communities, Inc.                                 2,100             72
Crestline Capital Corp. (a)                                 4,120             60
Equity Office Properties Trust                              6,300            151
FBR Asset Investment Corp. (a)                             32,600            522
Host Marriott Corp. (a)                                    41,200            569
HRPT Properties Trust                                       3,300             46
IndyMac Mortgage Holdings, Inc.                             2,500             26
Legacy Hotels Real Estate Investment Trust                 21,400             90
Meditrust Cos.                                              3,300             50
ProLogis Trust                                              2,400             50
Public Storage, Inc.                                        2,600             70
ServiceMaster Co.                                             500             11
TeleTech Holdings, Inc. (a)                                 6,500             65
Waste Management, Inc.                                     74,200          3,460
                                                                         -------
                                                                           5,278
                                                                         -------

OTHER ENERGY - 0.9%
Apache Corp.                                                20,200           511
Baker Hughes, Inc.                                          10,800           191
BEC Energy                                                   4,500           185
Burlington Resources, Inc.                                   6,000           215
Calenergy, Inc. (a)                                         24,800           860
Conoco, Inc. Class A (a)                                   122,900         2,566
Enron Oil & Gas Co.                                          5,200            90
ENSCO International, Inc.                                   23,500           251
Halliburton Co.                                              5,000           148
Noble Drilling Corp.  (a)                                      500             6
Occidental Petroleum Corp.                                  20,000           338
Santa Fe Energy Resources, Inc. (a)                          2,600            19
Sempra Energy                                               17,900           454
Sunoco, Inc. (a)                                            69,900         2,521
Tidewater, Inc.                                             16,300           378
Tosco Corp.                                                 84,300         2,182
Transocean Offshore, Inc.                                   25,000           670
Ultramar Diamond Shamrock Corp.                             20,000           485
Vastar Resources, Inc.                                       1,500            65
                                                                         -------
                                                                          12,135
                                                                         -------

PRODUCER DURABLES - 5.8%
Aeroquip-Vickers, Inc.                                      15,600           467
Allied Waste Industries, Inc. (a)                           14,000           331
AlliedSignal, Inc.                                          27,600         1,223
AMP, Inc.                                                   28,100         1,463
Applied Materials, Inc. (a)                                  5,000           213
Case Corp.                                                   2,400            52
Caterpillar, Inc.                                           72,000         3,312
Cordant Technologies, Inc.                                  11,700           439
Crane Co.                                                   61,200         1,847
Cummins Engine Co., Inc.                                     5,700           202
Elsag Bailey Process Automation NV (a)                      74,000         2,895
Emerson Electric Co.                                           900            54
Foster Wheeler Corp.                                        48,900           645
General Electric Co.                                       148,300        15,136
Gulfstream Aerospace Corp. (a)                              20,000         1,065
Honeywell, Inc.                                             11,500           866
Ingersoll-Rand Co.                                          85,700         4,023
Johnson Controls, Inc.                                      29,500         1,741
Knoll, Inc. (a)                                             20,400           604
Lexmark International Group, Inc. Class A (a)               15,400         1,548
Litton Industries, Inc. (a)                                 25,100         1,638
Lockheed Martin Corp.                                       78,700         6,670
Miller (Herman), Inc.                                        1,500            40
Molex, Inc.                                                  3,625           138
National Service Industries, Inc.                            6,600           251
Northern Telecom, Ltd.                                      55,200         2,767
Northrop Grumman Corp.                                      18,400         1,346
Parker-Hannifin Corp.                                        8,950           293

9  Equity I Fund

EQUITY I FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                           --------     --------

Philips Electronics NV - ADR                               36,600          2,477
Pitney Bowes, Inc.                                         11,300            747
Pulte Corp.                                                 5,600            156
Raytheon Co. Class A                                        1,237             64
Solectron Corp. (a)                                         2,800            260
Tecumseh Products Co. Class A                                 400             19
Tektronix, Inc.                                            12,000            361
Thermo Instrument Systems, Inc. (a)                         4,200             63
Thomas & Betts Corp.                                       11,900            515
U.S. Filter Corp. (a)                                     117,200          2,681
Uniphase Corp. (a)                                          1,300             90
United Technologies Corp.                                  65,500          7,123
Xerox Corp.                                               119,200         14,065
                                                                         -------
                                                                          79,890
                                                                         -------

TECHNOLOGY - 17.3%
3Com Corp. (a)                                            115,000          5,153
ADC Telecommunications, Inc. (a)                           14,300            493
Adobe Systems, Inc.                                         5,800            271
Advanced Micro Devices, Inc. (a)                            2,800             81
Altera Corp. (a)                                           29,100          1,768
America Online, Inc.                                       29,300          4,688
Apple Computer, Inc. (a)                                  124,300          5,089
Arrow Electronics, Inc. (a)                                31,800            849
Ascend Communications, Inc. (a)                            40,200          2,643
Autodesk, Inc.                                              5,700            243
Avnet, Inc.                                                 5,400            327
BMC Software, Inc. (a)                                     30,500          1,359
Cisco Systems, Inc. (a)                                   278,600         25,858
COMPAQ Computer Corp.                                     434,700         18,230
Computer Associates International, Inc.                    90,000          3,836
Computer Sciences Corp.                                       400             26
Compuware Corp. (a)                                        34,100          2,662
Cooper Industries, Inc.                                    19,400            925
Dell Computer Corp. (a)                                   266,800         19,526
Electronic Data Systems Corp.                              85,226          4,283
EMC Corp. (a)                                             118,100         10,039
Galileo International, Inc.                                 3,800            165
General Instrument Corp. (a)                               17,500            594
General Motors Corp. Class H (a)                           16,000            635
Hewlett-Packard Co.                                        65,000          4,440
IMS Health, Inc.                                           59,600          4,496
Informix Corp. (a)                                         27,500            271
Integrated Device Technology  (a)                           5,100             31
Intel Corp.                                               218,800         25,928
International Business Machines Corp.                     116,500         21,523
Intuit, Inc. (a)                                            2,400            174
Learning Co., Inc. (The) (a)                               66,100          1,714
Loral Space & Communications, Ltd. (a)                     13,800            246
LSI Logic Corp. (a)                                         1,700             27
Lucent Technologies, Inc.                                 102,300         11,253
Microchip Technology, Inc. (a)                              3,900            144
Micron Technology, Inc.  (a)                               15,700            794
Microsoft Corp. (a)                                       188,200         26,077
Motorola, Inc.                                              8,400            513
National Semiconductor Corp. (a)                           10,700            144
NCR Corp. (a)                                               4,400            184
Netscape Communications Corp. (a)                          29,000          1,747
Network Associates, Inc. (a)                                1,100             73
Novell, Inc. (a)                                           65,800          1,193
Oracle Systems Corp. (a)                                  204,700          8,827
Parametric Technology Corp. (a)                            12,600            205
Qwest Communications International, Inc. (a)               35,000          1,748
SCI Systems, Inc.  (a)                                      5,700            329
Sterling Software, Inc. (a)                                15,800            428
Sun Microsystems, Inc. (a)                                 76,700          6,563
Synopsys, Inc. (a)                                          9,500            514
Tech Data Corp. (a)                                         7,200            289
Texas Instruments, Inc.                                    82,000          7,015
Textron, Inc.                                               6,500            494
Unisys Corp. (a)                                           28,400            978
Vishay Intertechnology, Inc.  (a)                          17,345            252
Vitesse Semiconductor Corp. (a)                             2,500            114
Xilinx, Inc. (a)                                              500             33
Yahoo!, Inc. (a)                                            3,200            758
                                                                         -------
                                                                         239,262
                                                                         -------

UTILITIES - 9.6%
Airtouch Communications, Inc. (a)                         190,400         13,733
Allegheny Energy, Inc.                                     13,300            459
Alltel Corp.                                               20,000          1,196
Ameren Corp.                                               16,500            704
American Electric Power Co., Inc.                           8,700            409
American Water Works, Inc.                                 14,100            476
Ameritech Corp.                                             9,200            583
AT&T Corp.                                                155,913         11,732
Baltimore Gas & Electric Co.                               60,000          1,853
Bell Atlantic Corp.                                        98,800          5,236
BellSouth Corp.                                            17,000            848
Carolina Power & Light Co.                                    300             14
Central & Southwest Corp.                                  45,200          1,240
Century Telephone Enterprises, Inc.                        25,950          1,752
Cincinnati Bell, Inc.                                      15,700            594
Citizens Utilities Co. Class B (a)                          7,623             62
Columbia Energy Group                                       9,100            526
Comcast Corp. Class A                                       4,000            230
Comcast Corp. Special Class A                              39,900          2,342

                                                                Equity I Fund 10

EQUITY I FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                           --------     --------

Consolidated Edison, Inc.                                 54,300           2,871
Consolidated Natural Gas Co.                                 100               5
DQE, Inc.                                                    600              26
DTE Energy Co.                                            74,600           3,198
Energy East Corp.                                         15,600             881
FirstEnergy Corp.                                         22,400             729
Florida Progress Corp.                                     7,400             332
FPL Group, Inc.                                           31,400           1,935
Frontier Corp.                                             5,800             197
GPU, Inc.                                                  5,000             221
GTE Corp.                                                 97,789           6,356
Houston Industries, Inc.                                  18,100             581
Kansas City Power & Light Co.                             37,500           1,111
KeySpan Energy (a)                                        15,180             471
MCI WorldCom, Inc. (a)                                   285,324          20,472
MCN Corp.                                                 25,900             494
Montana Power Co.                                         21,500           1,216
National Fuel & Gas Co.                                    2,000              90
New England Electric System                                7,700             371
Nokia Corp. - ADR                                        149,600          18,017
OGE Energy Corp.                                           1,100              32
PacifiCorp                                               123,000           2,591
Paging Network, Inc. (a)                                 103,200             477
Peco Energy Co.                                           45,600           1,898
PG&E Corp.                                               166,200           5,235
Pinnacle West Capital Corp.                               24,000           1,017
Public Service Enterprise Group, Inc.                      9,700             388
Questar Corp.                                             26,000             504
SBC Communications, Inc.                                 150,000           8,045
Sprint Corp.                                              37,100           3,121
Tele-Communications, Inc. Class A (a)                     30,000           1,656
U.S. West, Inc.                                            1,500              97
Unicom Corp.                                              58,000           2,237
United States Cellular Corp. (a)                           1,600              61
UtiliCorp United, Inc.                                     2,800             104
Williams Cos. (The)                                       53,400           1,666
Wisconsin Energy Corp.                                    10,900             344
                                                                       ---------
                                                                         133,036
                                                                       ---------

TOTAL COMMON STOCKS
(cost $949,782)                                                        1,314,261
                                                                       ---------

PREFERRED STOCKS - 0.2%
Elsag Bailey Financing Trust (conv.)(a)                   18,200           1,103
News Corp., Ltd. - ADR                                     7,100             175
Sealed Air Corp. Series A New (conv.)(a)                  28,200           1,463
                                                                       ---------
TOTAL PREFERRED STOCKS
(cost $2,081)                                                              2,741
                                                                       ---------

                                                        PRINCIPAL
                                                         AMOUNT
                                                          (000)
                                                            $
                                                        ---------
SHORT-TERM INVESTMENTS - 3.9%
Frank Russell Investment Company Money
 Market Fund, due on demand (b)                          48,812           48,812
United States Treasury Notes
 6.250% due 03/31/99 (c)                                  4,550            4,568
                                                                       ---------
TOTAL SHORT-TERM INVESTMENTS
(cost $53,383)                                                            53,380
                                                                       ---------

TOTAL INVESTMENTS - 99.2%
(identified cost $1,005,246)(d)                                        1,370,382

OTHER ASSETS AND LIABILITIES,
NET - 0.8%                                                                11,322
                                                                       ---------


NET ASSETS - 100.0%                                                    1,381,704
                                                                       =========

(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d) See Note 2 for federal income tax information.

Abbreviations:
ADR - American Depositary Receipt
NPV - No Par Value
NV - Nonvoting


The accompanying notes are an integral part of the financial statements.


11  Equity I Fund

EQUITY I FUND

                                                               DECEMBER 31, 1998

                                                         UNREALIZED
                                        NUMBER          APPRECIATION
                                          OF           (DEPRECIATION)
                                       CONTRACTS           (000)
                                       ---------       --------------
Futures Contracts
(Notes 2 and 3)

S&P 500 Index
  expiration date 03/99                      180        $     1,758
                                                        -----------

Total Unrealized Appreciation
  (Depreciation) on Open Futures
  Contracts Purchased (S)                               $     1,758
                                                        ===========

(S) At December 31, 1998, United States Treasury Notes valued at $4,568 were held as collateral in connection with futures contracts purchased by the Fund.


        The accompanying notes are an integral part of the financial statements.

                                                                Equity I Fund 12

EQUITY I FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per-share amounts)                December 31, 1998

ASSETS

Investments at market (identified cost $1,005,246)(Note 2)  ......    $1,370,382
Cash .............................................................         4,503
Foreign currency holdings (identified cost $99)  .................            97
Receivables:
 Dividends and interest ..........................................         1,744
 Investments sold ................................................         8,223
 Fund shares sold ................................................         3,700
 Daily variation margin on futures contracts (Notes 2 and 3)  ....           153
Short-term investments held as collateral for securities
loaned, at market (Note 3)  ......................................        17,957
                                                                      ----------

   Total Assets ..................................................     1,406,759

LIABILITIES

Payables:
 Investments purchased ...........................   $ 3,981
 Fund shares redeemed ............................     2,170
 Accrued fees to affiliates (Note 4) .............       780
 Other accrued expenses ..........................       167
Payable upon return of securities loaned, at
market (Note 3) ..................................    17,957
                                                     -------

   Total Liabilities ............................................        25,055
                                                                     ----------

NET ASSETS ......................................................    $1,381,704
                                                                     ==========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)  ...........................   $    36,846
Unrealized appreciation (depreciation) on:
 Investments ....................................................       365,136
 Futures contracts ..............................................         1,758
 Foreign currency-related transactions ..........................            (3)
Shares of beneficial interest ...................................           393
Additional paid-in capital ......................................       977,574
                                                                     ----------

NET ASSETS ......................................................    $1,381,704
                                                                     ==========

NET ASSET VALUE, offering and redemption price per share:
 ($1,381,704,452 divided by 39,281,008 shares of $.01 par value
   shares of beneficial interest outstanding)  ..................    $    35.17
                                                                     ==========

13 Equity I Fund

EQUITY I FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                Year Ended December 31, 1998

INVESTMENT INCOME:
 Dividends ......................................................      $ 16,325
 Dividends from Money Market Fund (Note 5)  .....................         2,783
 Interest .......................................................           231
                                                                       --------

   Total Investment Income ......................................        19,339

EXPENSES (Notes 2 and 4):
Advisory fees ....................................  $  7,570
Administrative fees ..............................        57
Custodian fees ...................................       595
Transfer agent fees ..............................       436
Professional fees ................................        66
Registration fees ................................       102
Trustees' fees ...................................         3
Miscellaneous ....................................        80
                                                    --------

   Total Expenses ...................................................      8,909
                                                                        --------

Net investment income ...............................................     10,430
                                                                        --------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)

Net realized gain (loss) from:
 Investments .....................................   114,834
 Futures contracts ...............................     7,511
 Foreign currency-related transactions ...........        12             122,357
                                                    --------
Net change in unrealized appreciation or
 depreciation of:
 Investments .....................................   154,099
 Futures contracts ...............................     1,329
 Foreign currency-related transactions ...........        (3)            155,425
                                                    --------            --------



Net gain (loss) on investments .....................................     277,782
                                                                        --------

Net increase (decrease) in net assets resulting from operations ....    $288,212
                                                                        ========


        The accompanying notes are an integral part of the financial statements.


                                                               Equity I Fund  14

EQUITY I FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                        YEARS ENDED DECEMBER 31,

                                                       1998           1997
                                                   ----------------------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ...........................    $   10,430     $   10,379
 Net realized gain (loss)  .......................       122,357        250,266
 Net change in unrealized appreciation or
 depreciation ....................................       155,425         31,174
                                                      ----------     ----------

   Net increase (decrease) in net assets
   resulting from operations .....................       288,212        291,819
                                                      ----------     ----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ...........................       (10,430)       (10,379)
 In excess of net investment income ..............           (64)           (26)
 Net realized gain on investments ................       (92,776)      (260,727)
                                                      ----------     ----------

   Total Distributions to Shareholders ...........      (103,270)      (271,132)
                                                      ----------     ----------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6) .....................        60,389        153,733
                                                      ----------     ----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......       245,331        174,420

NET ASSETS
 Beginning of period .............................     1,136,373        961,953
                                                      ----------     ----------

 End of period ...................................    $1,381,704     $1,136,373
                                                      ==========     ==========

The accompanying notes are an integral part of the financial statements.

15  Equity I Fund

EQUITY I FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------------------------
                                                       1998           1997         1996         1995        1994
                                                      ------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD ...........  $    30.51     $    30.34   $    28.00   $    23.32   $    24.91

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (b)  ....................         .27            .34          .42          .52          .62
 Net realized and unrealized gain (loss) on
  investments ..................................        7.10           8.89         5.96         7.71         (.41)
                                                  ----------     ----------   ----------   ----------   ----------
   Total Income From Investment Operations .....        7.37           9.23         6.38         8.23          .21
                                                  ----------     ----------   ----------   ----------   ----------

DISTRIBUTIONS:
 Net investment income .........................        (.27)          (.34)        (.42)        (.52)        (.62)
 Net realized gain on investments ..............       (2.44)         (8.72)       (3.62)       (3.03)        (.94)
 In excess of net realized gain on
  investments ..................................         --             --            --           --         (.24)
                                                  ----------     ----------   ----------   ----------   ----------
   Total Distributions .........................       (2.71)         (9.06)       (4.04)       (3.55)       (1.80)
                                                  ----------     ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD .................  $    35.17     $    30.51   $    30.34   $    28.00   $    23.32
                                                  ==========     ==========   ==========   ==========   ==========
TOTAL RETURN (%)(a)  ...........................       25.10          32.02        23.58        35.94          .79

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period  ($000 omitted) .....   1,381,704      1,136,373      961,953      751,497      547,242

 Ratios to average net assets (%)(a):
   Operating expenses ..........................         .70            .70          .71          .59          .12
   Net investment income .......................         .82            .96         1.38         1.91         2.52

 Portfolio turnover rate (%) ...................      100.68          8.89        99.51           92.04      75.02

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.


The accompanying notes are an integral part of the financial statements.

                                                               Equity I Fund  16

EQUITY II FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)



OBJECTIVE: To maximize total return primarily through capital appreciation and by assuming a higher level of volatility than the Equity I Fund.

INVESTS IN: Primarily small capitalization and "emerging growth-type" U.S. equity securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of seven small capitalization stock fund managers with three separate and distinct investment styles.

                           [LINE GRAPH APPEARS HERE]

        Dates                     Equity II++            Russell 2500(TM)**             Lipper(R)Small Co. Growth++++
                    *                      $10,000                  $10,000                                   $10,000
                 1989                      $12,462                  $11,943                                   $12,235
                 1990                      $10,622                  $10,166                                   $10,990
                 1991                      $15,127                  $14,914                                   $16,602
                 1992                      $17,140                  $17,328                                   $18,645
                 1993                      $20,002                  $20,193                                   $21,751
                 1994                      $19,482                  $19,980                                   $21,528
                 1995                      $25,067                  $26,314                                   $28,166
                 1996                      $29,705                  $31,322                                   $33,733
                 1997                      $38,218                  $38,951                                   $40,728
                 1998                      $38,488                  $39,101                                   $40,469
----------------------------------------------------------------------------------------------------------------------

        Total                             $236,313                 $240,212                                  $254,847
======================================================================================================================


EQUITY II FUND                                     RUSSELL 2500(TM) INDEX
PERIODS ENDED   GROWTH OF      TOTAL                PERIODS ENDED     GROWTH OF         TOTAL
  12/31/98       $10,000      RETURN                  12/31/98         $10,000         RETURN
-----------------------------------------          -----------------------------------------------
1 Year         $ 10,070        0.70%               1 Year            $ 10,038           0.38%
5 Years        $ 19,242       13.98%(S)            5 Years           $ 19,363          14.13%(S)
10 Years       $ 38,488       14.43%(S)            10 Years          $ 39,101          14.61%(S)

                                                   LIPPER(R) SMALL CO. GROWTH FUNDS BENCHMARK
                                                    PERIODS ENDED     GROWTH OF         TOTAL
                                                      12/31/98         $10,000         RETURN
                                                   -----------------------------------------------
                                                   1 Year              $9,936          (0.64)%
                                                   5 Years             $18,605        13.22%(S)
                                                   10 Years            $40,469        15.00%(S)


17  Equity II Fund

EQUITY II FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)

PERFORMANCE REVIEW
For the year ended December 31, 1998, the Equity II Fund reflected a total return of 0.7% as compared to the Russell 2500(TM) Index, which gained only 0.4%. The Fund's performance was even better relative to other small cap funds tracked by Lipper(R) Analytical Services, which lost 0.6% for the year. Good security selection was the primary factor in achieving positive returns, with the Fund's growth managers producing the best results.

PORTFOLIO HIGHLIGHTS
Small capitalization stocks lagged large cap issues throughout 1998. The market's defense against weakening trends in the global economy was to focus on stocks believed to have better financial strength and growth. The Russell 2000(R) Index lost 2.5% for the year, while the largest stocks in the Russell 1000(R) Index gained more than 40%--an unprecedented spread. Despite the relative outperformance of growth-oriented funds in the fourth quarter, the Equity II Fund produced good index-relative results for the year, finishing slightly ahead of the Russell 2500(TM) Index and well ahead of the average small cap fund tracked by Lipper. The managers' security selection accounted for the better performance. Results were particularly good in the Consumer Discretionary sector, led by retail holdings.

Investment style also had a strong influence on performance in the small cap market. While small growth stocks were up slightly for the year, small value stocks finished in negative territory. The Russell 2000(R) Growth Index rose 1.2% during the year, while the Russell 2000(R) Value Index fell 6.5%. The Equity II Fund's growth-oriented managers produced even better gains than their benchmark, both up more than 5%. The Value managers struggled through a difficult environment, with valuation sensitivity contributing to both negative style and cap effects. The dominance of larger cap stocks was particularly harsh to the Fund's micro-cap oriented manager, Wellington Management Company LLP.



TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                            December 31, 1998

  Mercury Interactive Corp.                                          0.6%
  Lincare Holdings, Inc.                                             0.6
  MedImmune, Inc.                                                    0.6
  City National Corp.                                                0.6
  USG Corp.                                                          0.6
  Abercrombie & Fitch Co. Class A                                    0.5
  AnnTaylor Stores Corp.                                             0.5
  American Greetings Corp. Class A                                   0.5
  Ross Stores, Inc.                                                  0.4
  Avnet, Inc.                                                        0.4


PORTFOLIO CHARACTERISTICS
                                                               December 31, 1998

  Current P/E Ratio                                                   21.7x
  Portfolio Price/Book Ratio                                          2.56x
  Market Capitalization - $-Weighted Average                          1.63 Bil
  Number of Holdings                                                   894

MONEY MANAGERS                                                    STYLES


  Delphi Management, Inc.                            Small Cap-Value
  Fiduciary International, Inc.                      Small Cap-Growth
  GlobeFlex Capital, L.P.                            Small Cap-Market-Oriented
  Jacobs Levy Equity Management, Inc.                Small Cap-Value
  Sirach Capital Management, Inc.                    Small Cap-Growth
  Wellington Management Company LLP                  Small Cap-Market-Oriented
  Westpeak Investment Advisors, L.P.                 Small Cap-Market-Oriented


*    Assumes initial investment on January 1, 1989.

** Russell 2500(TM) Index is composed of the bottom 500 stocks the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The largest security in this Index has a market capitalization of about $1.4 billion. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

+    Prior to April 1, 1995, Fund performance results are reported gross of
+ investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++   Lipper(R) Small Co. Growth Funds Benchmark is the average total return for
++ the universe of funds within the Small Company Growth Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                              Equity II Fund  18

EQUITY II FUND

STATEMENT OF NET ASSETS


                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            --------     -------
COMMON STOCKS - 90.4%
AUTO AND TRANSPORTATION - 4.8%
AAR Corp.                                                   60,500         1,444
ABC Rail Products Corp. (a)                                  7,000            85
AirNet Systems, Inc. (a)                                     6,000            86
Alaska Air Group, Inc. (a)                                  25,400         1,124
Alexander & Baldwin, Inc.                                    5,000           114
America West Holding Corp. Class B (a)                      39,300           668
Arvin Industries, Inc.                                       2,600           108
ASA Holdings, Inc.                                          30,000           911
Avis Rent A Car, Inc. (a)                                   54,300         1,313
Avondale Industries, Inc. (a)                                4,600           133
Bandag, Inc.                                                 6,300           252
Budget Group, Inc. Class A (a)                               9,500           151
C.H. Robinson Worldwide, Inc.                                6,800           176
Carey International, Inc. New (a)                            7,500           129
Coach USA, Inc. (a)                                         20,000           694
Coachmen Industries, Inc.                                   71,700         1,882
Comair Holdings, Inc.                                       43,650         1,465
Consolidated Freightways Corp. (a)                          19,900           316
Continental Airlines, Inc. Class B (a)                      34,200         1,146
Control Devices, Inc.                                        8,666           139
Cooper Tire & Rubber Co.                                     8,400           172
Dollar Thrifty Automotive Group, Inc. (a)                   20,100           259
Excel Industries, Inc.                                       7,000           123
Fleetwood Enterprises, Inc.                                 27,400           952
Forward Air Corp. (a)                                        5,000            92
FRP Properties, Inc. (a)                                     4,000           104
Hawker Pacific Aerospace (a)                                35,000           114
Hertz Corp. Class A                                          4,100           187
Hunt (JB) Transportation Services, Inc.                      2,623            60
Keystone Automotive Industries, Inc. (a)                     6,000           126
Kirby Corp. (a)                                              2,400            48
Landair Corp. (a)                                           15,000           111
Landstar Systems, Inc. (a)                                  27,000         1,100
M.S. Carriers, Inc. (a)                                      2,900            94
Mark VII, Inc. (a)                                           8,000           135
Midas, Inc.                                                  5,100           159
Midwest Express Holdings, Inc. (a)                          29,700           781
Monaco Coach Corp. (a)                                       2,800            74
Monro Muffler Brake, Inc. (a)                               15,000           107
Myers Industries, Inc.                                       3,100            89
National R.V. Holdings, Inc. (a)                            37,700           971
Navistar International Corp. (a)                            36,200         1,032
Offshore Logistics, Inc. (a)                                63,500           740
Polaris Industries, Inc.                                    22,100           866
Roadway Express, Inc.                                        3,000            43
Skywest, Inc.                                               58,950         1,924
Smith (A. O.) Corp.                                          2,500            61
Tower Automotive, Inc. (a)                                  32,200           803
Transport Corp. of America (a)                              10,000           115
Trinity Industries, Inc.                                    37,400         1,440
USA Truck, Inc. (a)                                         11,000           128
Varlen Corp.                                                11,250           259
Werner Enterprises, Inc.                                     5,300            93
Wynn's International, Inc.                                   3,750            83
                                                                          ------
                                                                          25,781
                                                                          ------

CONSUMER DISCRETIONARY - 17.9%
Abacus Direct Corp. (a)                                     41,300         1,887
Abercrombie & Fitch Co. Class A (a)                         41,450         2,933
ACT Networks, Inc. (a)                                      44,050           531
Action Performance Companies, Inc. (a)                      21,700           765
AMERCO (a)                                                   3,500            98
American Greetings Corp. Class A                            62,700         2,575
American Management Systems, Inc. (a)                        4,500           180
Ames Department Stores, Inc. (a)                            11,200           301
AnnTaylor Stores Corp. (a)                                  72,050         2,841
ARC International Corp. (a)                                 16,500            26
Ascent Entertainment Group, Inc. (a)                        14,000           102
Aztar Corp.  (a)                                            15,600            79
Barnes & Noble, Inc. (a)                                    30,000         1,275
Berlitz International, Inc. (a)                              2,400            70
Best Buy Co. (a)                                            17,400         1,068
BHC Communications, Inc. Class A                             1,700           207
Big Flower Holdings, Inc. (a)                                2,300            51
BJ's Wholesale Club, Inc. (a)                               19,000           880
Blair Corp.                                                  4,500           100
Bowne & Co., Inc.                                            4,600            82
Brinker International, Inc.  (a)                            10,500           303
Brown Group, Inc.                                            6,100           107
Brunswick Corp.                                              7,800           193
Buckle, Inc. (The)(a)                                       35,700           857
Buffets, Inc. (a)                                           64,900           771
Cameron Ashley, Inc. (a)                                    10,000           131
Capstar Broadcasting Corp. Class A (a)                      65,000         1,487
Carmike Cinemas, Inc. (a)                                    4,000            81
Carter-Wallace, Inc.                                         5,100           100
Cavanaughs Hospitality Corp. (a)                            10,000           108
CEC Entertainment, Inc. (a)                                 67,200         1,865
Central Garden & Pet Co. (a)                                 3,400            48
Central Newspapers, Inc. Class A                            21,000         1,500
Children's Comprehensive Services, Inc. (a)                 12,000           161
Chris Craft Industries, Inc. (a)                            12,000           578

19  Equity II Fund

EQUITY II FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            --------     -------

Circus Circus Enterprises, Inc. (a)                          17,000          194
Claire's Stores, Inc.                                        56,800        1,164
Cole National Corp. Class A (a)                               8,000          137
Computer Horizons Corp. (a)                                  71,350        1,891
Consolidated Graphics, Inc. (a)                              13,500          912
Cornell Corrections, Inc. (a)                                 5,000           95
Cox Radio, Inc. Class A (a)                                   1,300           55
CPI Corp.                                                     3,300           87
Cutter & Buck, Inc. (a)                                      37,900        1,412
Dan River, Inc. Class A (a)                                  11,000          129
Darden Restaurants, Inc.                                     14,600          263
Department 56, Inc. (a)                                      36,100        1,356
DeVry, Inc. (a)                                              66,300        2,030
EduTrek International, Inc. Class A (a)                      13,000           76
Elder-Beerman Stores Corp. New (a)                           28,850          332
Electronics Boutique Holdings Corp. (a)                       7,000          143
Ethan Allen Interiors, Inc.                                   2,000           82
Extended Stay America, Inc. (a)                              29,500          310
First Consulting Group, Inc.                                 25,000          509
Fossil, Inc. (a)                                             75,325        2,147
Franklin Covey Co.                                            5,200           87
Furniture Brands International, Inc. (a)                     38,100        1,038
Grey Advertising                                              4,720        1,685
GTECH Holdings Corp. (a)                                      8,700          223
Handleman Co. (a)                                            97,300        1,368
Hearst-Argyle Television, Inc. (a)                           32,500        1,073
Hollinger International, Inc. Class A                        45,000          627
IHOP Corp. New (a)                                            3,200          127
Insurance Auto Auctions, Inc. (a)                             8,000           94
Interim Services, Inc. (a)                                   62,300        1,456
Iron Mountain, Inc. (a)                                       4,000          142
ITT Educational Services, Inc. (a)                           45,000        1,530
Jacor Communications, Inc. (a)                               30,000        1,931
Kellwood Co.                                                  3,500           88
Knight-Ridder, Inc.                                          24,800        1,268
La-Z-Boy Chair Co.                                            6,400          114
Lamar Advertising Co. Class A (a)                            30,000        1,118
Landry's Seafood Restaurants, Inc. (a)                       12,000           87
Learning Tree International, Inc. (a)                        12,000          109
Lee Enterprises, Inc.                                        39,500        1,244
Linens 'n Things, Inc. (a)                                    6,600          262
Lithia Motors, Inc., Class A (a)                              9,100          148
Maxim Group, Inc. (a)                                         6,000          144
Mazel Stores, Inc. (a)                                       10,000          129
McClatchy Newspapers, Inc. Class A                           46,800        1,656
McGraw-Hill, Inc.                                            11,000        1,121
Media General, Inc. Class A                                   1,100           58
MeriStar Hospitality Corp. REIT                              67,300        1,249
Metzler Group, Inc. (a)                                      20,000          973
Michaels Stores, Inc. (a)                                     3,500           63
Micro Warehouse, Inc. (a)                                    21,950          741
Mine Safety Appliances Co.                                    4,100          271
Modis Professional Services, Inc. (a)                        57,400          832
Movado Group, Inc.                                            2,400           63
Musicland Stores Corp. (a)                                    8,900          133
O'Charleys, Inc. (a)                                         12,000          168
OfficeMax, Inc. (a)                                          72,800          892
Ogden Corp.                                                  13,100          328
On Assignment, Inc. (a)                                      43,000        1,454
Oshkosh B' Gosh, Inc. Class A                                 6,000          121
Papa Johns International, Inc. (a)                           31,900        1,404
Penton Media, Inc.                                           52,761        1,068
Personnel Group of America, Inc. (a)                          8,700          152
Petco Animal Supplies, Inc. (a)                              20,000          201
Plantronics, Inc. (a)                                         1,700          146
Polo Ralph Lauren Corp. Class A New (a)                      35,500          681
Premark International, Inc.                                  23,100          800
Quicksilver, Inc. (a)                                        30,350          911
Rainforest Cafe, Inc. (a)                                    19,000          114
RCM Technologies, Inc. (a)                                    8,000          211
RDO Equipment Co. Class A (a)                                12,000           90
Recoton Corp. (a)                                             2,600           47
Regis Corp.                                                  20,000          799
Rent-Way, Inc. (a)                                           36,060          877
Reynolds & Reynolds Co. Class A                              43,500          998
Richey Electronics, Inc. (a)                                 12,000          124
Robert Half International, Inc. (a)                          13,050          583
Rocky Shoes & Boots, Inc. (a)                                15,000           88
Ross Stores, Inc.                                            60,600        2,382
Ruby Tuesday, Inc.                                            2,900           62
Rural/Metro Corp. (a)                                        11,500          125
Ryan's Family Steak Houses, Inc. (a)                        104,200        1,289
Saga Communications Class A (a)                               7,812          160
Scholastic Corp. (a)                                            800           43
Schultz Sav-o Stores, Inc.                                   60,750          995
SCP Pool Corp. (a)                                           12,000          177
Scripps (E.W.) Co. Class A                                   25,000        1,244
Shaw Industries, Inc.                                         2,900           70
Shopko Stores, Inc. (a)                                      13,200          439
Sport Supply Group, Inc. (a)                                 16,000          148
Springs Industries, Inc.                                      7,500          311
StaffMark, Inc. (a)                                          32,400          725
Stage Stores, Inc. (a)                                       11,000          103
Ticketmaster Online-CitySearch, Inc.
 Class B (a)                                                  8,000          456
Tiffany & Co.                                                20,500        1,062
TJX Cos., Inc.                                               32,900          954
TMP Worldwide, Inc. (a)                                      19,850          844
Tommy Hilfiger Corp. (a)                                     17,700        1,062

                                                               Equity II Fund 20

EQUITY II FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            --------     -------

TRM Copy Centers Corp. (a)                                   10,000           75
Unifirst Corp.                                                3,100           71
Unisource Worldwide, Inc.                                    20,000          145
United Stationers, Inc. (a)                                  39,600        1,059
United Television, Inc.                                      11,000        1,231
Urban Outfitters, Inc. (a)                                    6,300          109
Value City Department Stores, Inc. (a)                       60,600          845
Viad Corp.                                                    4,000          122
Wackenhut Corrections Corp. (a)                              34,200          979
Warnaco Group, Inc. Class A                                  35,700          901
Washington Post Co. Class B                                   3,700        2,137
West Marine, Inc. (a)                                        15,500          151
Wiley (John) & Son Inc. Class A                               2,000           97
Wilsons The Leather Experts, Inc. (a)                        11,000          118
World Color Press, Inc. (a)                                  18,800          572
Youth Services International, Inc. (a)                       14,000           53
Zale Corp. (a)                                               26,300          848
                                                                          ------
                                                                          95,338
                                                                          ------

CONSUMER STAPLES - 2.4%
Aurora Foods, Inc. (a)                                       31,000          614
Block Drug Co., Inc. Class A                                 18,971          820
Canandaigua Brands Co., Inc.
 Class A (a)                                                  5,100          294
Coca-Cola Bottling Co. Consolidated                          16,000          928
Coors (Adolph) Co. Class B                                    3,100          175
Corn Products International, Inc.                            15,200          462
Dole Food, Inc.                                               6,900          207
Earthgrains Co.                                              67,600        2,090
Golden State Vintners, Inc. Class B (a)                      45,000          473
Hormel (George A.) & Co. - Hormel Foods Corp.                 2,100           69
IBP, Inc.                                                    50,500        1,471
International Multifoods Corp.                                  900           23
McCormick & Co., Inc.                                         6,600          223
Nature's Sunshine Products, Inc.                              7,000          105
Performance Food Group Co. (a)                                2,100           59
Pilgrim's Pride Corp.                                         3,200           64
Ralcorp Holdings, Inc. (a)                                    6,000          110
Schweitzer-Mauduit International, Inc.                        7,000          108
Smithfield Foods, Inc. (a)                                    1,900           64
Standard Commercial Corp.                                    13,500          116
SuperValu, Inc.                                              41,300        1,155
Tootsie Roll Industries, Inc.                                39,100        1,530
U.S. Foodservice (a)                                         18,700          916
Universal Corp.                                               9,100          320
Universal Foods Corp.                                        18,600          510
Vlasic Foods International, Inc. (a)                          3,300           79
                                                                          ------
                                                                          12,985
                                                                          ------
FINANCIAL SERVICES - 17.0%
Advanta Corp. Class A                                        4,900            64
Advest Group, Inc. (The)                                     1,200            22
Affiliated Computer Services, Inc. Class A (a)               5,000           225
Affiliated Managers Group, Inc. (a)                          4,300           128
Alleghany Corp. (a)                                            700           132
American Bank Note Holographics, Inc. (a)                   35,000           613
American Bankers Insurance Group, Inc.                       2,600           126
American Financial Group, Inc.                               8,200           360
AmeriCredit Corp. (a)                                        5,400            75
Amplicon, Inc.                                               9,600           144
AMRESCO, Inc. (a)                                            8,400            74
Amwest Insurance Group, Inc.                                10,000           143
Andover Bancorp, Inc.                                        1,600            54
Area Bancshares Corp.                                        2,900            75
Astoria Financial Corp.                                     30,000         1,373
BancorpSouth, Inc.                                           2,300            42
Bank Plus Corp. (a)                                         13,000            56
Bank United Corp. Class A                                    1,200            47
BankAtlantic Bancorp, Inc.                                  48,000           342
BankAtlantic Bancorp, Inc. Class A                          61,540           396
Bank North Group, Inc.                                       9,500           355
Bear Stearns Cos., Inc.                                     28,870         1,078
BISYS Group, Inc. (a)                                       30,000         1,544
Brookline Bancorp., Inc.                                     3,200            37
Burnham Pacific Properties, Inc.                             9,900           119
Carolina First Corp.                                         3,000            76
CCA Prison Realty Trust                                     19,400           398
Centris Group, Inc.                                        112,000         1,092
Centura Banks, Inc.                                          2,200           164
Charter One Financial, Inc.                                 36,750         1,018
Chartwell Re Corp.                                           1,300            31
Chicago Title Corp.                                          7,000           329
Chittenden Corp.                                               100             3
Citizens Banking Corp.                                       1,500            50
City National Corp.                                         76,900         3,200
Clark/Bardes Holdings, Inc. (a)                             15,500           256
CNB Bancshares, Inc.                                         4,400           205
Colonial BancGroup, Inc.                                    77,300           928
Commerce Bancorp, Inc.                                       6,000           315
Commerce Bancshares, Inc.                                   15,157           640
Commerce Group, Inc.                                         2,600            92
Commercial Federal Corp.                                    11,000           255
Commonwealth Bancorp, Inc.                                   3,400            53
Community Bank System, Inc.                                 31,100           912
Compass Bancshares, Inc.                                     2,500            95
Conning Corp. New                                            3,000            62
CORT Business Services Corp. (a)                            27,500           667

21  Equity II Fund

EQUITY II FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            --------     -------

CORUS Bankshares, Inc.                                        1,300           42
Cullen Frost Bankers, Inc.                                   11,200          615
Data Transmission Network Corp. (a)                           6,000          172
Delphi Financial Group, Inc. (a)                              2,022          106
Delta Financial Corp. (a)                                     8,700           52
Dime Bancorp, Inc.                                           54,300        1,435
Dime Community Bancorp, Inc.                                  3,500           72
Donaldson, Lufkin & Jenrette, Inc.                           42,000        1,722
Donegal Group, Inc.                                          71,288        1,105
Doral Financial Corp.                                        57,700        1,276
Downey Financial Corp.                                       44,995        1,145
DST Systems, Inc. (a)                                        32,200        1,836
Duke Realty Investments, Inc.                                42,000          977
E.W. Blanch Holdings, Inc.                                    1,600           76
Eaton Vance Corp.                                             1,000           21
Enhance Financial Services Group, Inc.                        9,500          285
EVEREN Capital Corp.                                          2,500           57
Everest Reinsurance Holdings, Inc.                           10,000          389
Executive Risk, Inc.                                         30,000        1,648
EXEL Limited Class A                                         17,500        1,313
FBL Financial Group, Inc. Class A                             6,500          158
Fidelity National Financial                                  66,176        2,018
Financial Federal Corp. (a)                                   1,600           40
Financial Security Assurance Holdings, Ltd                   10,500          570
First American Financial Corp.                               61,350        1,971
First Bancorp.                                               26,500          800
First Republic Bank (a)                                      11,200          281
First Washington Bancorp, Inc.                                2,530           60
FirstFed Financial Corp. (a)                                 51,500          921
FirstMerit Corp.                                              1,800           48
Flagstar Bancorp, Inc.                                        5,100          133
Flushing Financial Corp.                                      9,300          147
Freedom Securities Corp.                                     10,300          156
Fremont General Corp.                                        49,400        1,223
Fund American Cos., Inc.                                      1,600          224
Golden State Bancorp, Inc. (a)                               72,200        1,200
Greenpoint Financial Corp.                                   14,500          509
Hamilton Bancorp, Inc. (a)                                    2,300           60
HCC Insurance Holdings, Inc.                                  9,600          169
HealthCare Financial Partners, Inc. (a)                      35,000        1,373
Heller Financial, Inc. Class A                               19,100          561
Hibernia Corp.                                                6,000          104
Hoenig Group, Inc. (a)                                       12,000           84
Horace Mann Educators Corp.                                  35,000          998
HSB Group, Inc.                                               9,300          382
Imperial Credit Industries, Inc. (a)                          6,016           50
IndyMac Mortgage Holdings, Inc. REIT                         48,900          517
Intercontinental Life Corp. (a)                               5,400          104
Interpool, Inc.                                               3,600           60
Investors Financial Services Corp.                           11,200          664
IPC Holdings, Ltd.                                           36,700          835
Jack Henry & Associates, Inc.                                25,000        1,244
JSB Financial, Inc.                                           2,500          136
LandAmerica Financial Group, Inc.                            28,900        1,612
Legg Mason, Inc.                                             40,000        1,262
Liberty Financial Cos., Inc.                                  3,500           95
Life USA Holdings, Inc.                                       8,000          102
LINC Capital, Inc. (a)                                       10,000           79
Litchfield Financial Corp.                                    6,000          114
M & T Bank Corp.                                                500          259
MAF Bancorp, Inc.                                             2,400           63
Markel Corp. (a)                                              6,500        1,177
Metris Companies, Inc.                                       24,500        1,222
Midland Co.                                                   3,000           72
Mutual Risk Management, Ltd.                                 19,150          749
NAC Reinsurance Corp.                                         5,900          277
National City Bancorporation (a)                              4,900          125
National Data Corp.                                          20,000          974
National Western Life Insurance Co. Class A (a)               2,900          339
Nationwide Financial Services, Inc. Class A                  20,000        1,034
Ocean Financial Corp.                                         4,600           76
Ohio Casualty Corp.                                           6,100          251
Old National Bancorp                                          1,000           56
One Valley Bancorp of West Virginia, Inc.                     3,500          115
Pacific Gulf Properties, Inc.                                 5,000          100
Paychex, Inc.                                                35,000        1,800
Penn Treaty American Corp. (a)                                4,400          119
Pennsylvania Real Estate Investment Trust                     5,000           97
Peoples Heritage Financial Group                             61,724        1,234
Pinnacle Banc Group, Inc.                                     1,800           50
PMI Group, Inc. (The)                                         7,900          390
Price (T. Rowe) & Associates, Inc.                           35,000        1,186
Profit Recovery Group International, Inc. (The)(a)           20,000          750
Protective Life Corp.                                        38,350        1,527
Provident Bankshares Corp.                                   10,798          269
PXRE Corp.                                                   36,786          922
Queens County Bancorp                                         8,997          267
Raymond James Financial, Inc.                                40,900          864
Reliance Bancorp, Inc.                                        6,400          178
Reliance Group Holdings, Inc.                                39,100          503
RenaissanceRe Holdings, Ltd.                                 33,300        1,220
Republic Bancorp, Inc.                                        5,362           73
Resource Bancshares Mortgage Group                           64,000        1,040
Richmond County Financial Corp.                               6,900          111

                                                               Equity II Fund 22

EQUITY II FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            --------     -------

Riggs National Corp.                                        17,200           349
RLI Corp.                                                    4,750           158
Rollins Truck Leasing Corp.                                 17,700           261
Roslyn Bancorp, Inc.                                        28,600           610
Ryder System, Inc.                                          13,200           343
Scottish Annuity & Life Holdings, Ltd. (a)                   8,500           117
Seacoast Financial Services Corp. (a)                       11,000           112
SEI Corp.                                                    1,000            99
Selective Insurance Group, Inc.                             51,500         1,043
Silicon Valley Bancshares (a)                               10,100           172
Smith (Charles E.) Residential Realty, Inc.                 36,600         1,176
Sovereign Bancorp, Inc.                                    107,727         1,522
Sovran Self Storage, Inc.                                   31,800           799
Staten Island Bancorp, Inc.                                 14,000           279
Stewart Information Services Corp.                          28,200         1,635
SunGard Data Systems  (a)                                   45,000         1,785
Transatlantic Holdings, Inc.                                16,800         1,268
U.S. Trust Corp.                                             1,900           144
UniCapital Corp. New (a)                                    18,800           139
Union Planters Corp.                                        24,302         1,101
United Bankshares, Inc.                                      4,000           106
United Companies Financial Corp.                            29,000            98
United Fire & Casualty Co.                                  25,575           854
Washington Federal, Inc.                                    17,232           461
Webster Financial Corp.                                     53,400         1,465
Westamerica Bancorporation                                  38,000         1,396
Western Bancorp                                              2,000            58
                                                                         -------
                                                                          90,912
                                                                         -------

HEALTH CARE - 8.7%
Agouron Pharmaceuticals, Inc. (a)                             6,500          381
Alkermes, Inc. (a)                                           20,000          440
Alpharma, Inc. Class A                                       30,900        1,091
American Dental
 Partners, Inc. New (a)                                      55,600          643
American Retirement Corp. (a)                                 1,700           27
AmeriSource Health Corp. Class A (a)                          4,100          267
AmSurg Corp. Class A (a)                                     16,600          116
Anesta Corp. (a)                                             30,450          807
ARV Assisted Living, Inc. (a)                                25,000          153
Assisted Living Concepts, Inc. (a)                            8,000          105
Balanced Care Corp. (a)                                      16,700          134
Ballard Medical Products                                     12,400          301
Bausch & Lomb, Inc.                                           6,300          378
Bergen Brunswig Corp. Class A                                20,600          718
Beverly Enterprises, Inc. (a)                                45,600          308
Bindley Western Industries, Inc.                             23,700        1,167
Biosite Diagnostics, Inc. (a)                                20,000          238
Cooper Companies, Inc. (a)                                   31,800          658
CorVel Corp. (a)                                              3,200          113
Curative Health Services Inc. (a)                            20,000          650
Empi, Inc. (a)                                                4,400          109
Express Scripts, Inc. Class A (a)                            17,900        1,184
First Health Group Corp. (a)                                 50,000          825
Hanger Orthopedic Group, Inc. (a)                            27,900          628
HCR Manor Care, Inc. (a)                                     26,500          778
Health Management Associates Class A (a)                     50,000        1,081
Healthcare Services Group, Inc. (a)                          12,200          113
Hooper Holmes, Inc.                                           4,400          128
Human Genome Sciences, Inc. (a)                              15,500          548
IDEXX Laboratories, Inc. (a)                                 55,600        1,487
Immucor Corp. (a)                                            15,000          129
Immunex Corp. (a)                                             2,700          338
Incyte Pharmaceuticals, Inc. (a)                             15,000          559
Integrated Health Services, Inc. (a)                         89,000        1,257
Jones Pharma, Inc.                                           30,000        1,093
Lincare Holdings, Inc. (a)                                   79,600        3,224
Lunar Corp. (a)                                               9,000           87
Maxxim Medical, Inc. (a)                                      2,000           60
MedImmune, Inc. (a)                                          32,400        3,220
Monarch Dental Corp. New (a)                                  8,500           34
Natural Alternatives International, Inc. (a)                  8,000           86
OEC Medical Systems, Inc. (a)                                36,600        1,151
Osteotech, Inc. (a)                                          20,550          958
Owens & Minor, Inc., Holding Co.                             10,100          159
PacifiCare Health Systems, Inc. Class B (a)                  26,700        2,121
Pediatric Services of America, Inc. (a)                      15,000           49
Pediatrix Medical Group (a)                                  18,000        1,079
Penwest Pharmaceuticals Co. (a)                              12,000           77
Pharmaceutical Product Development, Inc. (a)                 34,300        1,031
PMR Corp. (a)                                                 9,600           73
ProMedCo Management Co. (a)                                  21,200          127
Protocol Systems, Inc. (a)                                   12,000           83
Province Healthcare Co. New (a)                              26,800          945
Quest Diagnostics, Inc. (a)                                   9,100          162
Quintiles Transnational Corp. (a)                            27,300        1,455
Renal Care Group, Inc.  (a)                                  15,425          447
Res-Care, Inc. (a)                                            2,000           49
ResMed, Inc. (a)                                             22,400        1,014
Respironics, Inc.  (a)                                        6,000          120
Roberts Pharmaceutical Corp. (a)                             17,000          370
Safeskin Corp. (a)                                            2,500           60
Sepracor, Inc. (a)                                            9,250          815
Sola International, Inc. (a)                                 33,000          569
STAAR Surgical Co. (a)                                       13,000          101
Steris Corp. (a)                                             47,300        1,345

23  Equity II Fund

EQUITY II FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            --------     -------

Sunrise Assisted Living, Inc. (a)                           25,000         1,288
Total Renal Care Holdings, Inc. (a)                         10,000           296
Trigon Healthcare, Inc. (a)                                 45,950         1,715
Twinlab Corp. (a)                                           67,600           883
U.S. Vision, Inc. New (a)                                   12,000            90
United Payors & United Providers, Inc. (a)                   4,600           132
Universal Health Services, Inc. Class B (a)                  4,900           254
UroCor, Inc. (a)                                            18,000           110
Urologix, Inc. (a)                                          14,000            58
Vencor, Inc. (a)                                            62,100           279
Veterinary Centers of America, Inc. (a)                      6,000           119
VISX, Inc. (a)                                              14,800         1,293
Weider Nutrition International, Inc. Class A                18,000           115
                                                                          ------
                                                                          46,655
                                                                          ------

INTEGRATED OILS - 0.3%
Cross Timbers Oil Co.                                       77,525           581
Giant Industries, Inc.                                      38,900           365
Tesoro Petroleum Corp. (a)                                  18,100           219
TransMontaigne, Inc. (a)                                    21,000           318
                                                                          ------
                                                                           1,483
                                                                          ------

MATERIALS AND PROCESSING - 8.8%
ACX Technologies, Inc. (a)                                   3,400            45
Advanced Energy Industries, Inc. (a)                         6,000           153
Agrium, Inc.                                                76,500           665
AK Steel Holding Corp.                                      23,100           543
Albany International Corp. Class A                           6,426           122
Albemarle Corp.                                              2,100            50
American Buildings Co. (a)                                   5,000           115
Applied Extrusion Technologies, Inc. (a)                    18,000           144
AptarGroup, Inc.                                            52,900         1,484
ASARCO, Inc.                                                26,400           398
Ball Corp.                                                  26,000         1,190
Banta Corp.                                                 32,500           890
Boise Cascade Corp.                                         41,700         1,292
Bowater, Inc.                                               33,100         1,372
Building Materials Holding Corp. (a)                        12,000           143
Burlington Industries, Inc. (a)                             23,800           262
BWay Corp. (a)                                               7,000           105
Cambrex Corp.                                                4,300           103
Carbide/Graphite Group, Inc. (The)(a)                        8,000           118
Carpenter Technology Corp.                                   7,300           248
Centex Construction Products, Inc.                          34,200         1,388
Centex Corp.                                                26,800         1,207
Channell Commercial Corp. (a)                                8,000            67
Chemed Corp.                                                 4,400           147
Chesapeake Corp.                                            14,800           546
Citation Corp. (a)                                           9,400           118
Cleveland-Cliffs, Inc.                                      17,600           710
Comfort Systems USA, Inc. (a)                               12,450           223
Commercial Metals Co.                                       11,400           316
Cyprus Amax Minerals Co.                                    45,800           458
Dayton Superior Corp. Class A (a)                            4,400            85
Easco, Inc.                                                 11,000            84
Elcor Chemical Corp.                                        30,700           992
Engle Homes, Inc.                                            8,300           127
Ennis Business Forms, Inc.                                  78,000           775
Ethyl Corp.                                                 21,200           123
Fuller (H.B.) Co.                                            2,200           101
Geon Co.                                                     5,800           133
Giant Cement Holding, Inc. (a)                               4,000            99
Granite Construction, Inc.                                  12,000           403
Great Lakes Chemical Corp.                                  25,500         1,020
Harsco Corp.                                                11,800           359
Homestake Mining Co.                                        81,200           746
Hughes Supply, Inc.                                          5,500           161
IMCO Recycling, Inc.                                         9,000           139
Interface, Inc.                                              9,000            83
Kaydon Corp.                                                16,800           673
Lafarge Corp.                                                2,100            85
Lesco, Inc.                                                  9,600           124
Lone Star Industries, Inc.                                  47,200         1,738
Louisiana Pacific Corp.                                     67,500         1,236
Martin Marietta Materials, Inc.                              1,400            87
MAXXAM, Inc. (a)                                             1,100            63
McWhorter Technologies, Inc. (a)                             3,000            69
Mead Corp.                                                  35,500         1,041
Millennium Chemicals, Inc.                                  51,300         1,020
Minerals Technologies, Inc.                                 34,900         1,428
Mississippi Chemical Corp.                                  11,300           158
Mohawk Industries, Inc. (a)                                  3,500           147
Morrison Knudsen Corp. (a)                                   8,900            87
NCH Corp.                                                    2,000           119
NCI Building Systems, Inc. (a)                              39,300         1,104
New England Business Service, Inc.                           1,600            63
NN Ball & Roller, Inc.                                      18,000           108
Nortek, Inc. (a)                                             5,200           144
Northland Cranberries, Inc. Class A                          7,000            63
Pan Pacific Retail Properties, Inc.                          7,000           140
Penford Corp.                                                4,000            64
Phelps Dodge Corp.                                          20,400         1,037
Plum Creek Timber Co. L.P.                                  29,000           756
Potlatch Corp.                                               9,800           361
Primex Technologies, Inc.                                    2,200            94

                                                               Equity II Fund 24

EQUITY II FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            --------     -------

Quaker Fabric Corp. (a)                                    12,000             76
Quanex Corp.                                                4,700            106
Rayonier, Inc.                                              7,000            322
Redwood Trust, Inc.                                         4,900             69
Reliance Steel & Aluminum Co.                               3,900            108
Rock of Ages Corp. Class A (a)                              8,000            110
RPM, Inc. (Ohio)                                           22,700            363
Schulman (A.), Inc.                                        41,300            929
Security Capital Group, Inc. Class B (a)                   12,900            175
SIFCO Industries                                           57,000            709
Simpson Manufacturing Co., Inc. (a)                         1,900             71
Southdown, Inc.                                            20,000          1,184
Spartech Corp.                                              3,400             75
SPS Technologies, Inc. (a)                                  2,100            119
St. Joe Co. (The)                                          42,500            996
Stepan Co.                                                  2,000             53
Synalloy Corp.                                             12,000            107
Temple-Inland, Inc.                                        20,600          1,222
Texas Industries, Inc.                                     38,000          1,023
Thomas Industries, Inc.                                       700             14
Universal Stainless & Alloy Products, Inc. (a)              9,000             66
USG Corp.                                                  58,000          2,953
USX-U.S. Steel Group                                       43,700          1,005
Valley National Gases, Inc. (a)                            12,000             68
W.R. Grace & Co.  (a)                                      21,400            336
Waters Corp. (a)                                            4,500            393
Webb (Del E.) Corp.                                        34,800            959
Wellman, Inc.                                              11,000            112
Wellsford Real Properties, Inc. (a)                        10,000            103
Westvaco Corp.                                             29,700            796
WHX Corp. (a)                                               6,400             64
Wolverine Tube, Inc. (a)                                    4,000             84
Worthington Industries, Inc.                               26,600            333
                                                                          ------
                                                                          47,164
                                                                          ------

MISCELLANEOUS - 1.3%
Agribrands International, Inc. (a)                          6,500            195
Building One Services Corp. (a)                            16,200            334
ChoicePoint, Inc. (a)                                      14,000            903
Griffon Corp. (a)                                          82,300            874
Labor Ready, Inc. New (a)                                  56,700          1,116
LNR Property Corp.                                         53,000          1,057
MAXIMUS, Inc. (a)                                          40,700          1,506
Pameco Corp. (a)                                            7,000             81
Quest Education Corp. (a)                                  12,000            119
URS Corp. (a)                                              37,300            872
                                                                          ------
                                                                           7,057
                                                                          ------

OTHER ENERGY - 2.8%
Atwood Oceanics, Inc. (a)                                   24,200           411
Barrett Resources Corp. (a)                                 10,700           257
Bayard Drilling Technologies, Inc. (a)                      25,000           125
BEC Energy                                                   5,400           222
BJ Services Co. (a)                                         70,000         1,094
Calenergy, Inc. (a)                                          5,900           205
Chesapeake Energy Corp.                                     17,200            15
Coho Energy, Inc. (a)                                       17,181            48
Cooper Cameron Corp. (a)                                    66,850         1,638
Costilla Energy, Inc. (a)                                   10,000            39
Devon Energy Corp.                                          15,400           473
Eastern Enterprises, Inc.                                   13,400           586
Evergreen Resources, Inc. (a)                                4,700            83
Global Industries, Inc. (a)                                 85,950           526
Hanover Compressor Co. (a)                                  30,800           791
Horizon Offshore, Inc. (a)                                  15,000            83
HS Resources, Inc. (a)                                       4,800            36
Mallon Resources Corp. (a)                                  20,000           136
Mitcham Industries, Inc. (a)                                18,000            83
Northwestern Corp.                                           6,600           174
Nuevo Energy Co. (a)                                         9,300           107
Octel Corp. (a)                                             17,500           243
OMNI Energy Services Corp. New (a)                          15,400            65
ONEOK, Inc.                                                 14,200           513
Pool Energy Services Co.  (a)                               68,300           734
Rowan Cos., Inc. (a)                                       113,100         1,131
Santa Fe International Corp.                                41,300           604
Seacor Holdings, Inc. (a)                                   21,700         1,074
Seitel, Inc. (a)                                             9,800           122
Supreme Industries, Inc. Class A (a)                        12,981           125
Tidewater, Inc.                                              4,000            93
Titan Exploration, Inc. (a)                                 18,000           119
Transocean Offshore, Inc.                                   24,000           644
Ultramar Diamond Shamrock Corp.                             38,300           929
Unit Corp. (a)                                              18,000            75
Valero Energy Corp.                                         36,700           780
Vintage Petroleum, Inc.                                     70,950           612
Willbros Group, Inc. (a)                                     6,000            33
Wiser Oil Co.                                               79,700           159
                                                                         -------
                                                                          15,187
                                                                         -------

PRODUCER DURABLES - 6.3%
Advanced Lighting
 Technologies, Inc. (a)                                    15,000            146
AFC Cable Systems, Inc. (a)                                 7,200            241
Ag-Chem Equipment Co., Inc. (a)                            10,000            108
American Power Conversion Corp. (a)                        27,800          1,345
Applied Power, Inc., Class A                                4,250            160
Astec Industries, Inc. (a)                                  8,300            459
Bell Industries (a)                                        57,129            650

25  Equity II Fund

EQUITY II FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            --------     -------

Briggs & Stratton Corp.                                     3,300            165
C&D Technologies, Inc.                                     12,100            333
Cascade Corp.                                               8,000            127
CFM Technologies, Inc. (a)                                 12,400            102
Champion Enterprises, Inc. (a)                             34,200            936
Cohu, Inc.                                                 33,400            735
Columbus McKinnon Corp.                                    39,000            687
Commercial Intertech Corp.                                  4,100             53
Cordant Technologies, Inc.                                  6,000            225
Crane Co.                                                   4,550            137
Cummins Engine Co., Inc.                                   27,200            966
Curtiss-Wright Corp.                                        2,100             80
D.R. Horton, Inc.                                          49,300          1,134
Detroit Diesel Corp. (a)                                    9,000            186
EG&G, Inc.                                                 25,000            695
FARO Technologies, Inc. (a)                                25,000            100
Farr Co. (a)                                               13,500            132
FLIR Systems, Inc. (a)                                      9,000            209
General Cable Corp.                                         5,800            119
Gleason Corp.                                               3,500             63
Gradall Industries, Inc. (a)                               10,000            144
Gulfstream Aerospace Corp. (a)                             17,300            921
Harnischfeger Industries, Inc.                             31,600            322
Helix Technology Corp.                                     11,200            144
Holophane Corp. (a)                                         4,000            103
Itron, Inc. (a)                                             7,500             53
JLG Industries, Inc.                                       49,100            767
Kaman Corp. Class A                                         5,900             94
Kaufman & Broad Home Corp.                                 28,500            819
Kellstrom Industries, Inc. (a)                              3,700            106
Kennametal, Inc.                                           29,500            627
KLA Instruments Corp. (a)                                  27,000          1,171
Lennar Corp.                                               66,100          1,669
Litton Industries, Inc. (a)                                21,600          1,409
M.D.C. Holdings, Inc.                                      17,600            376
Middleby Corp. (The)(a)                                    22,000             80
Moog Inc. (a)                                               2,100             82
MTS Systems Corp.                                          17,600            233
Newmark Homes Corp. (a)                                    15,000            105
NVR, Inc. (a)                                              21,800          1,040
Oak Industries, Inc. (a)                                    5,400            189
OYO Geospace Corp. (a)                                      8,000             66
Perceptron, Inc. (a)                                        3,000             19
Pittway Corp. Class A                                      41,122          1,360
Powell Industries, Inc. (a)                                12,000            120
Power-One, Inc. (a)                                        14,000             98
PRI Automation, Inc. (a)                                    3,000             77
Pulte Corp.                                                62,100          1,727
Ryland Group, Inc.                                         46,500          1,343
Spectra-Physics Lasers, Inc. (a)                            2,500             22
Starrett (L.S.) Co. Class A                                25,200            865
STM Wireless, Inc. Class A (a)                             10,900             52
Superior TeleCom, Inc.                                      2,800            132
TB Wood's Corporation                                       8,000             97
Tecumseh Products Co. Class A                               3,700            171
Teradyne, Inc. (a)                                         32,500          1,377
Terex Corp. (a)                                            40,200          1,148
Toll Brothers, Inc. (a)                                    38,500            869
TransTechnology Corp.                                       4,300             89
TriStar Aerospace Co. (a)                                  21,200            148
U.S. Home Corp. (a)                                         7,900            263
Uniphase Corp. (a)                                         31,550          2,188
Worldtex, Inc. (a)                                         15,000             54
York International Corp.                                    8,200            335
                                                                          ------
                                                                          33,367
                                                                          ------

TECHNOLOGY - 14.1%
ADAC Laboratories (a)                                        5,900           118
Advanced Micro Devices, Inc. (a)                            26,500           767
Allen Telecom, Inc. (a)                                     20,000           134
Alliant Techsystems, Inc.  (a)                               2,600           214
American Xtal Technology, Inc. (a)                          11,200           102
Apple Computer, Inc. (a)                                    12,100           495
Ardent Software, Inc. (a)                                   29,750           675
Arrow Electronics, Inc. (a)                                  8,600           230
Aspect Development, Inc. (a)                                32,400         1,446
AstroPower, Inc. (a)                                        13,000           122
Avant! Corp. (a)                                            10,800           171
Avnet, Inc.                                                 36,800         2,226
BEA Systems, Inc. (a)                                       55,000           670
Bell & Howell Co. (a)                                        7,300           276
BindView Development Corp. (a)                              48,950         1,334
Broadcom Corp. Class A (a)                                   3,550           427
BTG, Inc. (a)                                               10,000            58
Business Objects SA - ADR (a)                               51,600         1,677
Cable Design Technologies Corp. (a)                         64,400         1,191
CACI International, Inc. Class A (a)                         7,000           118
Cambridge Technology Partners, Inc. (a)                     30,000           662
Celeritek, Inc. (a)                                         20,200            61
CFI ProServices, Inc. (a)                                    8,800            98
CHS Electronics, Inc. (a)                                   71,400         1,209
Citrix Systems, Inc. (a)                                    12,000         1,164
CNET, Inc. (a)                                              29,900         1,592
Computer Management Sciences, Inc. (a)                       5,200            88
Compuware Corp. (a)                                         22,850         1,784
Comverse Technology, Inc. (a)                               22,100         1,568
Concord Communications, Inc. (a)                            22,900         1,305
Cotelligent Group, Inc. (a)                                  8,000           171
CSG Systems International, Inc. (a)                            800            63
Digi International, Inc. (a)                                17,600           193

                                                               Equity II Fund 26

EQUITY II FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            --------     -------

Digital Link Corp. (a)                                      25,000           131
Electronics For Imaging, Inc. (a)                           38,500         1,538
Esterline Corp.  (a)                                         3,100            67
Exar Corp. (a)                                               8,000           127
Excel Switching Corp. New (a)                               13,200           502
Excel Technology, Inc. (a)                                  15,000           153
Excite, Inc. (a)                                            19,150           804
Exodus Communications, Inc. (a)                             10,000           643
Genesys Telecommunications Laboratories, Inc. (a)           20,100           452
GeoTel Communications Corp. (a)                             20,400           755
Gerber Scientific, Inc.                                      9,500           226
Harmon Industries, Inc.                                     10,400           240
HNC Software, Inc. (a)                                      25,300         1,021
IDX Systems Corp. (a)                                       23,900         1,052
Imation Corp. (a)                                           13,200           231
Infoseek Corp. (a)                                          25,000         1,231
Integrated Circuit Systems, Inc. (a)                         9,000           159
Integrated Electrical Services, Inc. (a)                     3,000            67
Integrated Silicon Solution, Inc. (a)                      117,500           367
InterVoice, Inc. (a)                                        23,300           804
ITI Technologies, Inc. (a)                                   5,700           177
Keane, Inc. (a)                                             14,050           561
LCC International, Inc. Class A (a)                         17,000            64
Linear Technology Corp.                                     12,050         1,078
LSI Logic Corp. (a)                                         58,000           935
Macromedia, Inc. (a)                                        57,100         1,916
Manhattan Associates, Inc. (a)                              15,000           409
MAPICS, Inc. (a)                                            18,400           304
Marshall Industries  (a)                                     4,000            98
Mechanical Dynamics, Inc. (a)                               20,000           161
Mercury Interactive Corp. (a)                               52,850         3,336
Micron Electronics, Inc. (a)                                 8,600           148
MICROS Systems, Inc. (a)                                     7,900           254
Microsemi Corp. (a)                                         15,000           165
MicroStrategy, Inc. (a)                                     15,000           467
MIPS Technologies, Inc. (a)                                  7,100           227
National Computer Systems, Inc.                             12,700           467
NeoMagic Corp. (a)                                          45,500         1,004
Network Appliance, Inc. (a)                                 32,000         1,432
Newbridge Networks Corp. (a)                                42,000         1,276
Open Text Corp. (a)                                         23,550           571
Optek Technology, Inc. (a)                                   7,000           128
OrCad, Inc. (a)                                             18,000           153
OSI Systems, Inc. New (a)                                   13,000           106
P-COM, Inc. (a)                                             30,000           119
Par Technology Corp. (a)                                    15,000            90
Pericom Semiconductor Corp. New (a)                         14,000           151
Pioneer-Standard Electronics, Inc.                           3,400            32
PMC - Sierra, Inc. (a)                                      10,000           630
Polycom, Inc. (a)                                           34,100           761
Progress Software Corp. (a)                                  4,200           142
Proxim, Inc. (a)                                            15,400           411
PSINET, Inc. (a)                                            50,000         1,044
QLogic Corp. (a)                                             1,200           156
QuadraMed Corp. (a)                                         36,700           752
Rational Software Corp. (a)                                 53,850         1,420
REMEC, Inc. (a)                                              7,000           126
RF Micro Devices, Inc. (a)                                  17,200           790
Sanmina Corp. (a)                                            2,600           162
ScanSource, Inc. (a)                                         6,000           128
SDL, Inc. (a)                                                4,700           184
SeaChange International, Inc. (a)                           18,000           108
Seagate Technology (a)                                      47,550         1,437
Semtech Corp. (a)                                           25,400           902
Silicon Graphics, Inc. (a)                                  27,600           355
Sterling Software, Inc. (a)                                 58,900         1,593
Stoneridge, Inc. (a)                                        11,000           250
Symbol Technologies, Inc.                                   10,400           665
Synopsys, Inc. (a)                                          20,000         1,083
Tech-Sym Corp. (a)                                          33,500           745
Tekelec, Inc. (a)                                           53,700           889
Telxon Corp.                                                   700            10
THQ, Inc. (a)                                               32,400           903
Transaction Systems Architects, Inc.
 Class A (a)                                                30,000         1,503
TSI International Software, Ltd. (a)                        23,000         1,110
USWeb Corp. (a)                                             29,150           765
Verilink Corp. (a)                                          20,500            76
VeriSign, Inc. (a)                                          10,000           591
Veritas Software Corp. (a)                                  17,000         1,017
Verity, Inc. (a)                                            24,450           646
VideoServer, Inc. (a)                                       13,200           244
Vitesse Semiconductor Corp. (a)                             24,650         1,122
Whittman-Hart, Inc. (a)                                     21,700           601
Wind River Systems, Inc. (a)                                21,600         1,013
Xircom, Inc. (a)                                            57,650         1,960
Xylan Corp. (a)                                              3,500            63
                                                                          ------
                                                                          75,165
                                                                          ------

UTILITIES - 6.0%
AGL Resources, Inc.                                        12,500            288
American Tower Corp. Class A (a)                            6,200            183
American Water Works, Inc.                                 10,300            348
Aquarion Co.                                                3,600            148
Atmos Energy Corp.                                          5,800            187
Aware, Inc. (a)                                            21,450            583
Bay State Gas Co.                                           3,400            135
Calpine Corp. (a)                                           6,400            162
Cellullar Communications of Puerto Rico (a)                59,000          1,077


27  Equity II Fund

EQUITY II FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            --------     -------

Central Hudson Gas & Electric Corp.                          5,500           246
Citizens Utilities Co. Class B (a)                         145,196         1,180
Cleco Corp.                                                  4,600           158
CMP Group, Inc.                                             46,500           878
Conectiv, Inc.                                              27,600           676
Connecticut Energy Corp.                                     1,700            52
CoreComm, Ltd. (a)                                          21,500           339
Dycom Industries, Inc. (a)                                   6,700           383
E'town Corp.                                                 1,600            76
Eastern Utilities Associates                                12,500           353
Empire District Electric Co.                                 2,400            59
Energen Corp.                                                6,200           121
Energy East Corp.                                           12,400           701
General Communication, Inc. Class A (a)                     16,000            64
Gilat Satellite Networks, Ltd. (a)                          18,900         1,042
Global TeleSystems Group, Inc. (a)                          17,500           973
Hawaiian Electric Industries, Inc.                          27,300         1,099
Illinova Corp.                                              38,700           968
Indiana Energy, Inc.                                         4,266           105
Interstate Energy Corp.                                     19,300           622
IXC Communications, Inc. (a)                                22,600           756
Jones Intercable, Inc. Class A (a)                          47,700         1,699
K N Energy, Inc.                                            20,000           728
Laclede Gas Co.                                              2,000            54
MDU Resources Group, Inc.                                    9,450           249
Metrocall, Inc. (a)                                         24,000           108
Minnesota Power & Light Co.                                 10,900           480
Montana Power Co.                                            2,900           164
Nevada Power Co.                                            15,900           413
New Jersey Resources Corp.                                   2,600           103
Niagara Mohawk Power Corp.  (a)                             76,200         1,229
NICOR, Inc.                                                 13,200           558
NIPSCO Industries, Inc.                                     10,300           314
Northeast Utilities (a)                                     38,700           619
Northwest Natural Gas Co.                                    3,700            95
NUI Corp.                                                    3,100            83
OGE Energy Corp.                                             6,900           200
Peoples Energy Corp.                                         9,800           391
Piedmont Natural Gas Co., Inc.                               7,005           253
Potomac Electric Power Co.                                  13,800           363
Primus Telecommunications Group, Inc. (a)                   10,000           163
Public Service Co. of New Mexico                            25,500           521
Questar Corp.                                                1,000            19
Rochester Gas & Electric Corp.                              16,600           519
SCANA Corp.                                                 27,300           880
Sierra Pacific Resources                                     9,000           342
SIG Corp., Inc.                                              2,500            89
South Jersey Industries, Inc.                                3,700            97
Southwest Gas Corp.                                         33,500           900
St. Joseph Light & Power Co.                                 7,000           126
Telegroup, Inc. (a)                                         60,000            77
TNP Enterprises, Inc.                                       34,200         1,296
UGI Corp.                                                    1,000            24
United Illuminating Co.                                     10,600           546
United States Cellular Corp. (a)                            38,500         1,462
UtiliCorp United, Inc.                                      33,000         1,211
Washington Gas & Light Co.                                  10,000           271
Western Resources, Inc.                                     30,500         1,014
WICOR, Inc.                                                  7,600           166
Wisconsin Energy Corp.                                       6,600           207
Yankee Energy Systems, Inc.                                  2,000            58
                                                                         -------
                                                                          32,053
                                                                         -------

TOTAL COMMON STOCKS
(cost $410,580)                                                          483,147
                                                                         -------

PREFERRED STOCKS - 0.0%
Callon Petroleum Co. Series A (conv.)                        1,800            50
Golden Books Financial
 Trust (conv.)(a)                                            5,000             7
                                                                         -------

TOTAL PREFERRED STOCKS
(cost $243)                                                                   57
                                                                         -------

                                                           PRINCIPAL
                                                            AMOUNT
                                                             (000)
                                                               $
                                                           -----------
LONG-TERM INVESTMENTS - 0.2%
American Residential Services, Inc.
 (conv.)
 7.250% due 04/15/04                                           200            79
Getty Images, Inc. (conv.)
 4.750% due 06/01/03                                           700           580
Res-Care, Inc.
 6.000% due 12/01/04                                           100           138
Titan Corp. (conv.)
 8.250% due 11/01/03                                            45            70
                                                                         -------

TOTAL LONG-TERM INVESTMENTS
(cost $1,015)                                                                867
                                                                         -------

                                                               Equity II Fund 28

Equity II Fund

                                                               December 31, 1998


                                                       PRINCIPAL       MARKET
                                                        AMOUNT         VALUE
                                                         (000)         (000)
                                                           $             $
                                                       -----------     --------

SHORT-TERM INVESTMENTS - 9.6%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                                       48,276         48,276
United States Treasury Notes (c)
 6.250% due 03/31/99                                      2,700          2,711
                                                                      --------

TOTAL SHORT-TERM INVESTMENTS
(cost $50,987)                                                          50,987
                                                                      --------

TOTAL INVESTMENTS - 100.2%
(identified cost $462,825)(d)                                          535,058

OTHER ASSETS AND LIABILITIES,
NET - (0.2%)                                                            (1,239)
                                                                      --------

NET ASSETS - 100.0%                                                    533,819
                                                                      ========
(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d) See Note 2 for federal income tax information.

Abbreviations:
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust



                                                                 UNREALIZED
                                               NUMBER           APPRECIATION
                                                 OF            (DEPRECIATION)
                                              CONTRACTS            (000)
                                              ---------        --------------
FUTURES CONTRACTS
(Notes 2 and 3)

S&P 400 Midcap Index
 expiration date 03/99                              112            $    2,268
S&P 500 Index
 expiration date 03/99                               87                   770
                                                                   ----------

Total Unrealized Appreciation
 (Depreciation) on Open Futures
 Contracts Purchased (S)                                           $    3,038
                                                                   ==========

(S) At December 31, 1998, United States Treasury Notes valued at $2,711 were held as collateral in connection with futures contracts purchased by the Fund.


The accompanying notes are an integral part of the financial statements.


29  Equity II Fund

EQUITY II FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per-share amounts)                December 31, 1998

ASSETS
Investments at market (identified cost $462,825)(Note 2)  ..........  $  535,058
Receivables:
 Dividends and interest ............................................         499
 Investments sold ..................................................       2,970
 Fund shares sold ..................................................       2,539
 Daily variation margin on futures contracts (Notes 2 and 3)........         679
Short-term investments held as collateral for securities
loaned, at market (Note 3)  ........................................      31,890
                                                                      ----------

   Total Assets ....................................................     573,635

LIABILITIES
Payables:
 Investments purchased ...........................      $    5,811
 Fund shares redeemed ............................           1,677
 Accrued fees to affiliates (Note 4)  ............             357
 Other accrued expenses ..........................              81
Payable upon return of securities loaned, at
market (Note 3)  .................................          31,890
                                                        ----------
   Total Liabilities .............................................       39,816
                                                                      ---------

NET ASSETS .......................................................    $ 533,819
                                                                      =========

NET ASSETS CONSIST OF:
Undistributed net investment income ..............................    $     178
Accumulated distributions in excess of net realized gain .........       (1,054)
Unrealized appreciation (depreciation) on:
 Investments .....................................................       72,233
 Futures contracts ...............................................        3,038
Shares of beneficial interest ....................................          173
Additional paid-in capital .......................................      459,251
                                                                      ---------

NET ASSETS .......................................................    $ 533,819
                                                                      =========

NET ASSET VALUE, offering and redemption price per share:
 ($533,818,977 divided by 17,255,677 shares of $.01 par value
   shares of beneficial interest outstanding)  ...................    $   30.94
                                                                      =========

       The accompanying notes are an integral part of the financial statements.


                                                              Equity II Fund  30

EQUITY II FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                Year Ended December 31, 1998

INVESTMENT INCOME:
 Dividends .......................................................   $     4,248
 Dividends from Money Market Fund (Note 5) .......................         1,682
 Interest ........................................................           142
                                                                     -----------

  Total Investment Income ........................................         6,072

EXPENSES (Notes 2 and 4):
 Advisory fees ...................................      $    3,771
 Administrative fees .............................              21
 Custodian fees ..................................             365
 Transfer agent fees .............................             315
 Professional fees ...............................              32
 Registration fees ...............................              67
 Trustees' fees ..................................               4
 Miscellaneous ...................................              44
                                                        ----------

   Total Expenses .................................................        4,619
                                                                     -----------

Net investment income .............................................        1,453
                                                                     -----------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
 Investments .....................................          27,308
 Futures contracts ...............................           1,756       29,064
                                                        ----------   ----------
Net change in unrealized appreciation or
  depreciation of:
 Investments .....................................         (28,245)
 Futures contracts ...............................           2,834      (25,411)
                                                        ----------   ----------

Net gain (loss) on investments ....................................       3,653
                                                                     ----------

Net increase (decrease) in net assets
 resulting from operations ........................................  $    5,106
                                                                     ==========

The accompanying notes are an integral part of the financial statements.


31  Equity II Fund

EQUITY II FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands
                                                        YEARS ENDED DECEMBER 31,

                                                           1998         1997
                                                         ---------    ---------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ...............................   $   1,453    $   1,520
 Net realized gain (loss)  ...........................      29,064       61,756
 Net change in unrealized appreciation or
 depreciation ........................................     (25,411)      48,513
                                                         ---------    ---------
   Net increase (decrease) in net assets
   resulting from operations .........................       5,106      111,789
                                                         ---------    ---------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ...............................      (1,505)      (1,485)
 Net realized gain on investments ....................     (31,338)     (65,718)
 In excess of net realized gain on investments .......      (1,054)          --
                                                         ---------    ---------

   Total Distributions to Shareholders ...............     (33,897)     (67,203)
                                                         ---------    ---------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)  ........................      80,451       71,618
                                                         ---------    ---------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS ..........      51,660      116,204

NET ASSETS
 Beginning of period .................................     482,159      365,955
                                                         ---------    ---------
 End of period (including undistributed net
  investment income of $178 and $230,
   respectively)  ....................................   $ 533,819    $ 482,159
                                                         =========    =========


       The accompanying notes are an integral part of the financial statements.


                                                              Equity II Fund  32

EQUITY II FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                           YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------------------------
                                                1998              1997              1996              1995              1994
                                              --------          --------          --------          --------          --------
NET ASSET VALUE, BEGINNING OF PERIOD .....    $  32.96          $  30.05          $  28.88          $  25.00          $  26.58
                                              --------          --------          --------          --------          --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (b) ...............         .09               .11               .16               .27               .36
 Net realized and unrealized gain
 (loss) on investments ...................         .04              8.11              4.96              6.80              (.86)
                                              --------          --------          --------          --------          --------
   Total Income From Investment
   Operations ............................         .13              8.22              5.12              7.07              (.50)
                                              --------          --------          --------          --------          --------
DISTRIBUTIONS:
 Net investment income ...................        (.10)             (.11)             (.16)             (.29)             (.31)
 Net realized gain on
 investments .............................       (1.98)            (5.20)            (3.79)            (2.90)             (.21)
 In excess of net realized gain on
 investments .............................        (.07)               --                --                --              (.56)
                                              --------          --------          --------          --------          --------

   Total Distributions ...................       (2.15)            (5.31)            (3.95)            (3.19)            (1.08)
                                              --------          --------          --------          --------          --------

NET ASSET VALUE, END OF PERIOD ...........    $  30.94          $  32.96          $  30.05          $  28.88          $  25.00
                                              ========          ========          ========          ========          ========
TOTAL RETURN (%)(a) ......................         .70             28.66             18.51             28.67             (2.60)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted).     533,819           482,159           365,955           279,566           202,977

 Ratios to average net assets (%)(a):
   Operating expenses ....................         .91               .92               .95               .83               .23
   Net investment income .................         .29               .35               .52               .97              1.46

 Portfolio turnover rate (%) .............      128.87            103.00            120.78             89.31             58.04

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.



33  Equity II Fund

EQUITY III FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)



OBJECTIVE: To achieve a high level of current income, while maintaining the potential for capital appreciation.

INVESTS IN: Primarily income-producing U.S. equity securities.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve a high level of current income and the potential for capital appreciation with moderate risk. The Fund employed the investment management services of three managers with three separate approaches to Value-oriented investment.

                           [LINE GRAPH APPEARS HERE]

 Dates         Equity III++         Russell 1000(R)Value**    Lipper(R) Equity Income++++
          *              $10,000                    $10,000                      $10,000
       1989              $12,807                    $12,519                      $12,050
       1990              $12,074                    $11,507                      $11,295
       1991              $15,438                    $14,338                      $14,269
       1992              $17,337                    $16,318                      $15,608
       1993              $19,929                    $19,276                      $17,757
       1994              $20,160                    $18,892                      $17,308
       1995              $27,410                    $26,138                      $22,459
       1996              $33,140                    $31,794                      $26,630
       1997              $44,117                    $42,979                      $33,962
       1998              $49,204                    $49,697                      $37,725
-----------------------------------------------------------------------------------------

 Total                  $261,616                   $253,458                     $219,063
=========================================================================================


EQUITY III FUND                                   RUSSELL 1000(R) VALUE INDEX
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED    GROWTH OF      TOTAL
  12/31/98       $10,000      RETURN                 12/31/98       $10,000       RETURN
-------------  ----------   -----------           --------------- -----------   -----------
1 Year         $11,153      11.53%                1 Year          $11,563       15.63%
5 Years        $24,690      19.81%(S)             5 Years         $25,782       20.86%(S)
10 Years       $49,204      17.27%(S)             10 Years        $49,697       17.39%(S)
                                                  LIPPER(R) EQUITY INCOME FUNDS BENCHMARK
                                                  PERIODS ENDED    GROWTH OF      TOTAL
                                                     12/31/98       $10,000       RETURN
                                                  --------------  -----------   -----------
                                                  1 Year          $11,108       11.08%
                                                  5 Years         $21,246       16.27%(S)
                                                  10 Years        $37,725       14.20%(S)

35  Equity III Fund

EQUITY III FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)

PERFORMANCE REVIEW

For the year ended December 31, 1998, the Equity III Fund reflected a total return of 11.5% as compared to the Russell 1000(R) Value Index, which rose 15.6%. The Fund's underperformance relative to the Index was due primarily to negative cap effect and to poor results from holdings in the energy sectors. However, the Fund outperformed the average return of funds in the Lipper(R) Equity Income Funds Benchmark, which gained only 11% for the year.

PORTFOLIO HIGHLIGHTS

The market's strong performance in 1998 was heavily biased towards growth stocks. As a result, value-oriented stocks finished the year significantly behind their growth counterparts, with the Russell 1000 Value Index up 15.6% versus the 38.7% return of the Russell 1000(R) Growth Index. The strong performance of technology stocks as well as weakness in the energy sectors proved to be the biggest factors in the margin of underperformance for value shares. Investor behavior that continued to pay little heed to valuation was also a trend in favor of growth shares, particularly those with larger capitalizations.

These factors posed significant challenges to managers in the Equity III Fund, given valuation disciplines that favored midcap shares. Valuation sensitivity had the undesirable effect of limiting the Fund's exposure to higher-priced sectors. However, portfolio disciplines helped moderate the impact by maintaining exposure to some higher-priced sectors such as Technology. Cap effect was also a negative contributor to Fund performance, as large cap stocks generally carried higher valuations after leading the market over the last few years.



TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                            December 31, 1998

  International Business Machines Corp.                               4.1%
  AT&T Corp.                                                          2.8
  GTE Corp.                                                           2.5
  Exxon Corp.                                                         2.1
  SBC Communications, Inc.                                            1.9
  Fleet Financial Group, Inc.                                         1.8
  Ford Motor Co.                                                      1.6
  Washington Mutual, Inc.                                             1.5
  Bank One Corp.                                                      1.4
  BankAmerica Corp.                                                   1.2

PORTFOLIO CHARACTERISTICS
                                                               December 31, 1998

  Current P/E Ratio                                                    19.2x
  Portfolio Price/Book Ratio                                            2.8x
  Market Capitalization - $-Weighted Average                       40.35 Bil
  Number of Holdings                                                     196

MONEY MANAGERS                                                 STYLES


  Equinox Capital Management, Inc.                             Value
  Trinity Investment Management Corp.                          Value
  Westpeak Investment Advisors, L.P.                           Large Cap-Value


*    Assumes initial investment on January 1, 1989.

** Russell 1000(R) Value Index includes stocks from the Russell 1000(R) Index with a less than average growth orientation. The Index represents the universe of stocks from which most price-driven managers typically select. The Russell 1000 Value Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ Lipper(R) Equity Income Funds Benchmark is the average total return for the universe of funds within the Equity Income Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S)  Annualized.


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                             Equity III Fund  36

EQUITY III FUND

STATEMENT OF NET ASSETS


                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            --------     -------
COMMON STOCKS - 94.7%
AUTO AND TRANSPORTATION - 5.8%
AMR Corp. (a)                                               13,900           825
Burlington Northern Santa Fe Corp.                           5,900           199
CSX Corp.                                                    2,800           116
Dana Corp.                                                  11,700           478
Delta Air Lines, Inc.                                       28,500         1,482
Ford Motor Co.                                              57,900         3,398
General Motors Corp.                                        31,700         2,269
Mascotech, Inc.                                             13,800           236
Navistar International Corp. (a)                            21,400           610
Trinity Industries, Inc.                                    19,100           735
UAL Corp. (a)                                                8,900           531
USAirways Group, Inc. (a)                                   23,800         1,239
                                                                          ------
                                                                          12,118
                                                                          ------

CONSUMER DISCRETIONARY - 7.5%
Alberto Culver Co. Class B                                   4,700           125
Cracker Barrel Old Country Store, Inc.                      14,700           342
Deluxe Corp.                                                20,500           750
Eastman Kodak Co.                                           28,593         2,059
Federated Department Stores, Inc. (a)                       20,300           884
Fort James Corp.                                             9,700           388
Fortune Brands, Inc.                                        15,800           500
Harcourt General, Inc.                                         100             5
Hasbro, Inc.                                                16,600           600
JC Penney & Co., Inc.                                       12,800           600
King World Productions, Inc. (a)                            24,400           718
Kmart Corp. (a)                                             37,200           570
Knight-Ridder, Inc.                                          9,700           496
Limited, Inc. (The)                                         12,600           367
MediaOne Group, Inc. (a)                                     7,200           338
OfficeMax, Inc. (a)                                         26,600           326
Ogden Corp.                                                 25,500           639
Saks, Inc. (a)                                              20,200           638
Sears Roebuck & Co.                                         22,000           935
Service Corp. International                                  9,100           346
Time Warner, Inc.                                           13,000           807
Tribune Co.                                                 12,200           805
Tupperware Corp.                                            17,200           283
Viacom, Inc. Class B (a)                                     9,300           688
Wendy's International, Inc.                                 13,400           292
Whirlpool Corp.                                             24,100         1,335
                                                                          ------
                                                                          15,836
                                                                          ------

CONSUMER STAPLES - 4.4%
Anheuser-Busch Cos., Inc.                                    23,200        1,523
ConAgra, Inc.                                                29,200          920
Dole Food Co., Inc.                                          22,800          684
Heinz (H.J.) Co.                                             14,100          798
Hormel Foods Corp.                                            7,800          255
Interstate Bakeries Corp.                                    15,000          397
PepsiCo, Inc.                                                18,600          761
Philip Morris Cos., Inc.                                     41,300        2,210
Pilgrim's Pride Corp.                                        10,600          211
SuperValu, Inc.                                              33,200          930
UST Corp.                                                    15,800          551
                                                                          ------
                                                                           9,240
                                                                          ------

FINANCIAL SERVICES - 26.7%
Aetna, Inc.                                                  15,000        1,179
Allstate Corp.                                               28,862        1,115
Ambac Financial Group, Inc.                                  11,800          710
American General Corp.                                       19,400        1,513
Associates First Capital Corp. Class A                       15,048          638
Bank One Corp.                                               57,400        2,931
BankAmerica Corp.                                            42,413        2,550
Chase Manhattan Corp.                                        35,776        2,435
CIGNA Corp.                                                  17,800        1,376
Comerica, Inc.                                               19,000        1,296
Commerce Bancorp, Inc.                                       12,700          667
Conseco, Inc.                                                23,400          715
Countrywide Credit Industries, Inc.                          25,800        1,295
Dime Bancorp, Inc.                                           52,400        1,385
Dow Jones & Co., Inc.                                        14,100          679
Federal National Mortgage Association                        20,500        1,517
First American Financial Corp.                                5,600          180
First Data Corp.                                             15,600          494
First Union Corp.                                            34,000        2,068
Fleet Financial Group, Inc.                                  85,100        3,803
Fremont General Corp.                                        24,000          594
Hartford Financial Services Group, Inc. (The)                32,400        1,778
Horace Mann Educators Corp.                                  16,500          470
Household International Corp.                                13,400          531
KeyCorp                                                      26,500          848
Lehman Brothers Holdings, Inc.                                1,500           66
Lincoln National Corp.                                        1,300          106
MBIA, Inc.                                                   30,300        1,987
Morgan Stanley Dean Witter & Co.                             33,000        2,343
National Bancorp of Alaska, Inc.                              8,200          277
National City Corp.                                          33,400        2,422
Old Republic International Corp.                             46,200        1,040
Park National Corp.                                             900           93
PMI Group, Inc. (The)                                        13,700          676
PNC Bank Corp.                                               29,400        1,591
Reliance Group Holdings, Inc.                                61,300          789
Ryder System, Inc.                                           27,000          702
SouthTrust Corp.                                              5,400          199
Sovereign Bancorp, Inc.                                      62,200          879

37  Equity III Fund

EQUITY III FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                             NUMBER       VALUE
                                                               OF         (000)
                                                             SHARES         $
                                                            --------     -------

Spieker Properties, Inc.                                    25,100           869
SunTrust Banks, Inc.                                        10,000           765
Torchmark Corp.                                             35,500         1,254
Transamerica Financial Corp.                                 5,300           612
Trustmark Corp.                                             13,000           291
U.S. Bancorp                                                42,700         1,516
United Bankshares, Inc.                                     13,400           356
Wachovia Corp.                                               3,900           341
Washington Mutual, Inc.                                     83,438         3,186
Wells Fargo Co. (a)                                         31,000         1,238
                                                                          ------
                                                                          56,365
                                                                          ------

HEALTH CARE - 2.7%
Allergan, Inc.                                              11,400           738
Baxter International, Inc.                                  16,700         1,074
Bristol-Myers Squibb Co.                                     8,600         1,151
Columbia/HCA Healthcare Corp.                               60,100         1,487
Integrated Health Services, Inc. (a)                        51,700           730
PacifiCare Health Systems, Inc. Class B (a)                  6,400           508
                                                                          ------
                                                                           5,688
                                                                          ------

INTEGRATED OILS - 7.4%
Amerada Hess Corp.                                          21,800         1,085
Amoco Corp.                                                  5,300           313
Ashland, Inc.                                               22,100         1,069
Atlantic Richfield Co.                                      11,800           770
Chevron Corp.                                                8,600           713
Coastal Corp.                                               17,600           615
Enron Corp.                                                 14,500           827
Exxon Corp.                                                 60,600         4,431
Kerr-McGee Corp.                                            20,600           788
Mobil Corp.                                                 19,200         1,673
Phillips Petroleum Co.                                       2,700           115
Texaco, Inc.                                                25,700         1,359
USX-Marathon Group                                          59,900         1,804
                                                                          ------
                                                                          15,562
                                                                          ------

MATERIALS AND PROCESSING - 4.7%
Aluminum Co. of America                                      2,300           171
Eastman Chemical Co.                                        22,000           985
Fluor Corp.                                                 17,600           749
FMC Corp. (a)                                               13,800           773
Freeport-McMoRan Copper & Gold, Inc. Class B                55,700           581
International Paper Co.                                     21,000           941
Lafarge Corp.                                               16,800           680
NL Industries, Inc.                                         75,100         1,065
Olin Corp.                                                  16,500           467
Praxair, Inc.                                                6,900           243
Reynolds Metals Co.                                         18,100           954
Rohm & Haas Co.                                              3,900           117
Sonoco Products Co.                                         12,700           376
Timken Co.                                                  17,700           334
USG Corp.                                                    7,900           402
USX-U.S. Steel Group                                        23,600           543
Westvaco Corp.                                              15,600           419
                                                                          ------
                                                                           9,800
                                                                          ------
MISCELLANEOUS - 0.2%
Rouse Co. (The)                                             18,000           495
                                                                          ------
OTHER ENERGY - 2.7%
Calenergy, Inc. (a)                                          18,700          649
Conoco, Inc. Class A (a)                                     44,100          921
Sempra Energy                                                 7,000          178
Sunoco, Inc. (a)                                             32,900        1,186
Tidewater, Inc.                                               8,800          204
Tosco Corp.                                                  51,700        1,338
Transocean Offshore, Inc.                                    16,600          445
Ultramar Diamond Shamrock Corp.                              17,300          420
USEC, Inc.                                                   19,700          273
                                                                          ------
                                                                           5,614
                                                                          ------

PRODUCER DURABLES - 6.1%
Aeroquip-Vickers, Inc.                                        5,900          177
Caterpillar, Inc.                                             4,500          207
Cordant Technologies, Inc.                                    9,900          371
D.R. Horton, Inc.                                             4,200           97
Deere & Co.                                                   3,900          129
EG&G, Inc.                                                   55,700        1,549
Foster Wheeler Corp.                                         20,500          270
Honeywell, Inc.                                               4,500          339
Ingersoll-Rand Co.                                           20,300          953
JLG Industries, Inc.                                          7,000          109
Johnson Controls, Inc.                                       21,400        1,263
Lexmark International Group, Inc. Class A (a)                 7,800          784
Lockheed Martin Corp.                                        13,200        1,119
NACCO Industries, Inc. Class A                                6,100          561
Northrop Grumman Corp.                                       11,200          819
Philips Electronics NV                                        7,400          501
Sundstrand Corp.                                             22,300        1,157
Thomas & Betts Corp.                                         16,400          710
Xerox Corp.                                                  14,900        1,758
                                                                          ------
                                                                          12,873
                                                                          ------

TECHNOLOGY - 6.0%
Advanced Micro Devices, Inc. (a)                              8,000          232
COMPAQ Computer Corp.                                        17,600          738
Electronic Data Systems Corp.                                31,167        1,566

                                                              Equity III Fund 38

EQUITY III FUND

                                                             DECEMBER 31, 1998

                                                                         MARKET
                                                          NUMBER         VALUE
                                                            OF           (000)
                                                          SHARES           $
                                                          -------       --------
International Business Machines Corp.                     46,300           8,554
Unisys Corp. (a)                                          42,500           1,463
                                                                        --------
                                                                          12,553
                                                                        --------
UTILITIES - 20.5%
AT&T Corp.                                                79,200           5,960
Baltimore Gas & Electric Co.                              42,200           1,303
BCE, Inc.                                                 28,200           1,070
Bell Atlantic Corp.                                       30,968           1,641
BellSouth Corp.                                           50,200           2,504
Century Telephone Enterprises, Inc.                       16,700           1,127
Columbia Energy Group                                      5,200             300
Consolidated Edison, Inc.                                 16,700             883
DTE Energy Co.                                            58,300           2,500
Entergy Corp.                                             42,500           1,323
FPL Group, Inc.                                            9,800             604
GTE Corp.                                                 82,073           5,335
Kansas City Power & Light Co.                             17,700             524
LG&E Energy Corp.                                         39,300           1,113
MCI WorldCom, Inc. (a)                                    31,100           2,231
MCN Corp.                                                 10,200             194
Minnesota Power & Light Co.                               14,300             629
Niagara Mohawk Power Corp.  (a)                           47,100             759
PacifiCorp                                                45,000             948
Peco Energy Co.                                           16,600             691
PG&E Corp.                                                56,540           1,781
QUALCOMM, Inc. (a)                                         5,000             258
Questar Corp.                                                100               2
SBC Communications, Inc.                                  74,600           4,000
Sprint Corp.                                              15,200           1,279
U.S. West, Inc.                                           24,600           1,590
Unicom Corp.                                              45,800           1,766
Western Resources, Inc.                                   26,500             882
                                                                        --------
                                                                          43,197
                                                                        --------
TOTAL COMMON STOCKS
(cost $168,957)                                                          199,341
                                                                        --------

                                                        PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                          (000)          (000)
                                                            $              $
                                                        ---------       --------

SHORT-TERM INVESTMENTS - 5.5%
Frank Russell Investment Company
 Money Market Fund, due on demand (b)                      9,501           9,501
United States Treasury Notes
 6.250% due 03/31/99(c)                                    2,000           2,008
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(cost $11,509)                                                            11,509
                                                                        --------
TOTAL INVESTMENTS - 100.2%
(identified cost $180,466)(d)                                            210,850

OTHER ASSETS AND LIABILITIES,
NET - (0.2%)                                                               (359)
                                                                        --------

NET ASSETS - 100.0%                                                      210,491
                                                                        ========

(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d) See Note 2 for federal income tax information.

Abbreviations:
NV - Nonvoting

The accompanying notes are an integral part of the financial statements.

39  Equity III Fund

EQUITY III FUND

                                                               DECEMBER 31, 1998

                                                       UNREALIZED
                                      NUMBER          APPRECIATION
                                        OF           (DEPRECIATION)
                                     CONTRACTS           (000)
                                     ---------       --------------

Futures Contracts
(Notes 2 and 3)

S&P Barra Value Index
  expiration date 03/99                    32          $       219
S&P 500 Index
  expiration date 03/99                    20                  329
                                                       -----------

Total Unrealized Appreciation
  (Depreciation) on Open Futures
  Contracts Purchased (S)                              $       548
                                                       ===========

(S) At December 31, 1998, United States Treasury Notes valued at $2,008 were held as collateral in connection with futures contracts purchased by the Fund.



        The accompanying notes are an integral part of the financial statements.

                                                              Equity III Fund 40

EQUITY III FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per-share amounts)                December 31, 1998

ASSETS
Investments at market (identified cost $180,466)(Note 2)  ..........    $210,850
Receivables:
 Dividends and interest ............................................         489
 Fund shares sold ..................................................         136
 Daily variation margin on futures contracts (Notes 2 and 3)  ......          29
                                                                        --------

   Total Assets ....................................................     211,504

LIABILITIES
Payables:
Fund shares redeemed .................................    $      859
Accrued fees to affiliates (Note 4)  .................           114
Other accrued expenses ...............................            40
                                                          ----------

   Total Liabilities ...............................................       1,013
                                                                        --------

NET ASSETS .........................................................    $210,491
                                                                        ========

NET ASSETS CONSIST OF:
Undistributed net investment income ................................    $     72
Accumulated net realized gain (loss)  ..............................       4,719
Unrealized appreciation (depreciation) on:
 Investments .......................................................      30,384
 Futures contracts .................................................         548
Shares of beneficial interest ......................................          72
Additional paid-in capital .........................................     174,696
                                                                        --------

NET ASSETS .........................................................    $210,491
                                                                        ========

NET ASSET VALUE, offering and redemption price per share:
 ($210,490,918 divided by 7,227,652 shares of $.01 par value
   shares of beneficial interest outstanding)  .....................    $  29.12
                                                                        ========


The accompanying notes are an integral part of the financial statements.

41  Equity III Fund

EQUITY III FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                Year Ended December 31, 1998

INVESTMENT INCOME:
Dividends ..........................................................    $ 4,899
Dividends from Money Market Fund (Note 5)  .........................        377
Interest ...........................................................         68
                                                                        -------

  Total Investment Income ..........................................      5,344

EXPENSES (Notes 2 and 4):
 Advisory fees .......................................... $    1,395
 Administrative fees ....................................          9
 Custodian fees .........................................        142
 Transfer agent fees ....................................        103
 Professional fees ......................................         24
 Registration fees ......................................         24
 Trustees' fees .........................................          4
 Miscellaneous ..........................................         30
                                                          ----------

   Total Expenses ...................................................     1,731
                                                                        -------

Net investment income ...............................................     3,613
                                                                        -------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
 Investments ............................................     28,705
 Futures contracts ......................................       (227)    28,478
                                                          ----------
Net change in unrealized appreciation or
  depreciation of:
 Investments ............................................    (10,308)
 Futures contracts ......................................        492     (9,816)
                                                          ----------    -------

Net gain (loss) on investments ......................................    18,662
                                                                        -------

Net increase (decrease) in net assets
  resulting from operations .........................................   $22,275
                                                                        =======

        The accompanying notes are an integral part of the financial statements.

                                                             Equity III Fund  42

EQUITY III FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                    YEARS ENDED DECEMBER 31,

                                                            1998        1997
                                                         ----------   ---------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ...............................   $   3,613    $   4,089
 Net realized gain (loss)  ...........................      28,478       52,299
 Net change in unrealized appreciation or
 depreciation ........................................      (9,816)       8,826
                                                         ---------    ---------
   Net increase (decrease) in net assets
   resulting from operations .........................      22,275       65,214
                                                         ---------    ---------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ...............................      (3,541)      (4,089)
 In excess of net investment income ..................          --          (43)
 Net realized gain on investments ....................     (25,167)     (58,222)
                                                         ---------    ---------

   Total Distributions to Shareholders ...............     (28,708)     (62,354)
                                                         ---------    ---------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)  ........................     (25,188)      17,474
                                                         ---------    ---------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ..........     (31,621)      20,334

NET ASSETS
 Beginning of period .................................     242,112      221,778
                                                         ---------    ---------
 End of period (including undistributed net
 investment income of $72 at December 31, 1998) ......   $ 210,491    $ 242,112
                                                         =========    =========

The accompanying notes are an integral part of the financial statements.

43  Equity III Fund

EQUITY III FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                               YEARS ENDED DECEMBER 31,
                                                    --------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
                                                    ------           ------           ------           ------           ------
NET ASSET VALUE, BEGINNING OF
PERIOD ........................................     $29.80           $29.68           $29.11           $24.18           $27.05
                                                    ------           ------           ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (b)  ...................        .47              .60              .70              .82              .93
 Net realized and unrealized
 gain (loss) on investments ...................       2.75             8.69             5.10             7.73             (.85)
                                                    ------           ------           ------           ------           ------
   Total Income From Investment
   Operations .................................       3.22             9.29             5.80             8.55              .08
                                                    ------           ------           ------           ------           ------

DISTRIBUTIONS:
 Net investment income ........................       (.47)            (.60)            (.71)            (.83)            (.91)
 In excess of net investment income ...........      --                (.01)           --               --               --
 Net realized gain on investments .............      (3.43)           (8.56)           (4.52)           (2.79)           (1.94)
 In excess of net realized gain
 on investments ...............................      --               --               --               --                (.10)
                                                    ------           ------           ------           ------           ------

   Total Distributions ........................      (3.90)           (9.17)           (5.23)           (3.62)           (2.95)
                                                    ------           ------           ------           ------           ------

NET ASSET VALUE, END OF PERIOD ................     $29.12           $29.80           $29.68           $29.11           $24.18
                                                    ======           ======           ======           ======           ======

TOTAL RETURN (%)(a)  ..........................      11.53            33.13            20.90            35.96             1.16

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)  ....    210,491          242,112          221,778          222,541          177,807

 Ratios to average net assets (%)(a):
   Operating expenses .........................        .74              .78              .79              .65              .17
   Net investment income ......................       1.54             1.77             2.23             2.90             3.39

 Portfolio turnover rate (%)  .................     135.53           128.86           100.78           103.40            85.92

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

                                                             Equity III Fund  44

EQUITY Q FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)



OBJECTIVE: To provide total return greater than the total return of the U.S. stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index.

INVESTS IN: Primarily U.S. equity securities.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns through security selection with sector diversification generally similar to the Russell 1000(R) Index. The Fund employed the investment management services of three managers using three distinctive quantitative approaches to investment.

                           [LINE GRAPH APPEARS HERE]


           Dates                        Equity Q++       Russell 1000(R)**             Lipper(R)Growth & Income++++
                    *                      $10,000                 $10,000                                  $10,000
                 1989                      $12,710                 $13,042                                  $12,243
                 1990                      $12,099                 $12,499                                  $11,694
                 1991                      $15,987                 $16,627                                  $15,063
                 1992                      $17,580                 $18,130                                  $16,310
                 1993                      $20,006                 $19,970                                  $18,140
                 1994                      $20,204                 $20,046                                  $17,953
                 1995                      $27,865                 $27,617                                  $23,448
                 1996                      $34,459                 $33,817                                  $28,311
                 1997                      $45,853                 $44,927                                  $35,979
                 1998                      $57,763                 $57,067                                  $41,494
--------------------------------------------------------------------------------------------------------------------

        Total                             $274,526                $273,742                                 $230,635
====================================================================================================================


EQUITY Q FUND                                     RUSSELL 1000(R) INDEX

PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED    GROWTH OF        TOTAL
  12/31/98       $10,000      RETURN                 12/31/98       $10,000         RETURN
-----------------------------------------         --------------------------------------------
1 Year         $12,598      25.98%                1 Year          $12,702       27.02%
5 Years        $28,872      23.62%(S)             5 Years         $28,576       23.37%(S)
10 Years       $57,763      19.17%(S)             10 Years        $57,067       19.03%(S)

                                                  LIPPER(R) GROWTH & INCOME FUNDS BENCHMARK

                                                  PERIODS ENDED    GROWTH OF        TOTAL
                                                     12/31/98       $10,000         RETURN
                                                  --------------------------------------------
                                                  1 Year          $11,533       15.33%
                                                  5 Years         $22,875       18.00%(S)
                                                  10 Years        $41,494       15.29%(S)


45  Equity Q Fund

EQUITY Q FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)

PERFORMANCE REVIEW

For the year ended December 31, 1998, the Equity Q Fund reflected a total return of 26%, as compared to the Russell 1000(R) Index, which rose 27%. The Fund was unable to keep pace with the index due to the negative impact of the underlying managers' valuation sensitivity. However, it still finished the year well ahead of the average of funds in the Lipper(R) Growth & Income Funds Benchmark, which gained only 15.3% for the year.

PORTFOLIO HIGHLIGHTS

For the fourth consecutive year, the stock market favored large capitalization stocks over midcap and small cap alternatives. This made it very difficult for most growth and income funds to keep pace with the market indexes, which were increasingly dominated by large cap issues. The Equity Q Fund's economic sector and cap size-neutral strategy helped maintain its exposure to many of these stocks, particularly higher-priced issues within the Technology sector, which led the market's gain.

The Fund's managers were very effective in their security selection decisions during the year, although their valuation disciplines generally limited exposure to many of the largest cap issues. The resulting underweighting of these stocks, and the cumulative effect of being modestly underweighted in the growth sectors in favor of more attractively-priced cyclical stocks, were critical factors in the Fund's performance relative to the Russell 1000(R) Index.

TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                            December 31, 1998

  Intel Corp.                                                        2.6%
  AT&T Corp.                                                         2.5
  BankAmerica Corp.                                                  2.2
  Merck & Co., Inc.                                                  2.0
  MCI WorldCom, Inc.                                                 2.0
  Bristol-Myers Squibb Co.                                           1.8
  Microsoft Corp.                                                    1.7
  Cisco Systems, Inc.                                                1.7
  American International Group, Inc.                                 1.7
  Citigroup, Inc.                                                    1.6

PORTFOLIO CHARACTERISTICS
                                                               December 31, 1998

Current P/E Ratio                                                      27.6x
Portfolio Price/Book Ratio                                             4.31x
Market Capitalization - $-Weighted Average                         69.67 Bil
Number of Holdings                                                       493

MONEY MANAGERS                                                       STYLES

Barclays Global Investors, N.A                                   Market-Oriented
Franklin Portfolio Associates, LLC                               Market-Oriented
J.P. Morgan Investment Management, Inc.                          Market-Oriented


*    Assumes initial investment on January 1, 1989.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index, the smallest of which is valued at about $158.3 million. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. The Russell 1000 Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ Lipper(R) Growth & Income Funds Benchmark is the average total return for the universe of funds within the Growth and Income Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S)  Annualized.


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                               Equity Q Fund  46

EQUITY Q FUND

STATEMENT OF NET ASSETS


                                                              DECEMBER 31, 1998

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                           --------     --------
COMMON STOCKS - 97.8%
AUTO AND TRANSPORTATION - 3.2%
AMR Corp. (a)                                               90,200         5,356
Burlington Northern, Inc.                                    9,700           327
CNF Transportation, Inc.                                     4,600           173
Consolidated Freightways Corp. (a)                           1,200            19
Cooper Tire & Rubber Co.                                    12,600           258
CSX Corp.                                                   20,400           847
Dana Corp.                                                  66,600         2,722
Delta Air Lines, Inc.                                        8,500           442
Eaton Corp.                                                 10,900           770
FDX Corp. (a)                                                5,500           490
Ford Motor Co.                                             128,100         7,518
General Motors Corp.                                        69,300         4,959
Genuine Parts Co.                                            9,100           304
Goodyear Tire & Rubber Co.                                  26,500         1,337
Hertz Corp. Class A                                         15,100           689
Kansas City Southern Industries, Inc.                      101,800         5,007
Lear Corp. (a)                                              13,900           535
Meritor Automotive, Inc.                                    32,000           678
Modine Manufacturing Co.                                     3,000           108
Navistar International Corp. (a)                            95,300         2,716
Norfolk Southern Corp.                                      16,400           520
PACCAR, Inc.                                                 4,400           180
Trinity Industries, Inc.                                    14,800           570
Union Pacific Corp.                                         23,700         1,068
Wisconsin Central Transportation Corp. (a)                   3,200            54
                                                                         -------
                                                                          37,647
                                                                         -------

CONSUMER DISCRETIONARY - 12.8%
AC Nielsen Corp. (a)                                        26,600           751
America Online, Inc.                                        25,300         4,048
AnnTaylor Stores Corp. (a)                                   8,800           347
AutoZone Inc. (a)                                           26,100           860
BHC Communications, Inc. Class A                             1,900           232
BJ's Wholesale Club, Inc. (a)                                1,300            60
Black & Decker Corp.                                         6,300           353
Browning-Ferris Industries, Inc.                            28,200           802
Brunswick Corp.                                              1,900            47
Buffets, Inc. (a)                                            7,000            83
Cendant Corp. (a)                                          242,500         4,623
Circuit City Stores, Inc.                                   17,000           849
Circus Circus Enterprises, Inc. (a)                         14,300           164
Corporate Express, Inc. (a)                                 16,900            87
Costco Cos, Inc. (a)                                        19,200         1,386
Darden Restaurants, Inc.                                    33,200           598
Dayton Hudson Corp.                                        326,100        17,692
Deluxe Corp.                                                17,400           636
Department 56, Inc. (a)                                      8,800           331
Dillard's, Inc. Class A                                     18,600           528
Disney (Walt) Co.                                          291,600         8,748
Donnelley (R.R.) & Sons Co.                                 66,400         2,909
Eastman Kodak Co.                                           32,200         2,318
Enesco Group, Inc.                                          10,600           246
Extended Stay America, Inc. (a)                             12,300           129
Federated Department Stores, Inc. (a)                       36,800         1,603
Fortune Brands, Inc.                                         7,600           240
Fruit of the Loom, Inc. Class A (a)                        133,100         1,838
Furniture Brands International, Inc. (a)                     8,300           226
Gannett Co., Inc.                                           74,700         4,818
Gap, Inc.                                                   18,700         1,052
General Nutrition Companies, Inc. (a)                       22,600           366
Hasbro, Inc.                                                39,200         1,416
Hilton Hotels Corp.                                         36,200           692
Home Depot, Inc. (The)                                     253,300        15,500
Huffy Corp.                                                 10,500           173
International Game Technology                               26,700           649
JC Penney & Co., Inc.                                       21,800         1,022
Kmart Corp. (a)                                            295,200         4,520
Knight-Ridder, Inc.                                         15,300           782
La-Z-Boy Chair Co.                                          14,600           260
Leggett & Platt, Inc.                                       34,400           757
Mattel, Inc.                                                55,200         1,259
McDonald's Corp.                                             2,600           199
McGraw-Hill, Inc.                                            1,200           122
MediaOne Group, Inc. (a)                                   112,900         5,306
MGM Grand, Inc. (a)                                          7,900           214
Mirage Resorts, Inc. (a)                                    43,300           647
New York Times Co. Class A                                  25,400           881
Nine West Group, Inc. (a)                                    3,000            47
Oakley, Inc. (a)                                             3,000            28
Ogden Corp.                                                 21,800           546
Payless ShoeSource, Inc. (a)                                30,800         1,459
Premark International, Inc.                                 28,500           987
QUALCOMM, Inc. (a)                                          35,400         1,830
Reebok International, Ltd. (a)                               9,500           141
Reynolds & Reynolds Co. Class A                             11,100           255
Rubbermaid, Inc.                                            70,800         2,226
Sears Roebuck & Co.                                         68,200         2,899
Service Corp. International                                 58,600         2,230
Shaw Industries, Inc.                                       42,000         1,019
Snyder Communications, Inc. (a)                             16,300           550
Spelling Entertainment Group, Inc. (a)                         700             5
Sunglass Hut International, Inc. (a)                        50,400           350
Tele-Communictions, Inc.
 Liberty Media Group Series A (a)                           13,400           617
Time Warner, Inc.                                           89,900         5,579
TJX Cos., Inc.                                              86,200         2,500
Toys "R" Us, Inc. (a)                                       65,200         1,100
Tribune Co.                                                 24,700         1,630

47  Equity Q Fund

EQUITY Q FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           --------     --------

Tricon Global Restaurants, Inc. (a)                       136,400          6,837
True North Communications, Inc.                             3,000             81
Tupperware Corp.                                           23,000            378
Viacom, Inc. Class B (a)                                   29,200          2,161
Viad Corp.                                                 85,400          2,594
Wal-Mart Stores, Inc.                                     155,300         12,647
Washington Post Co. Class B                                   600            347
Waste Management, Inc.                                     95,900          4,471
Whirlpool Corp.                                            38,600          2,137
                                                                         -------
                                                                         151,020
                                                                         -------

CONSUMER STAPLES - 7.5%
Albertson's, Inc.                                          88,500          5,636
American Stores Co.                                        28,700          1,060
Block Drug Co., Inc. Class A                                8,005            346
Campbell Soup Co.                                          36,300          1,997
Coca-Cola Co. (The)                                        68,900          4,608
Dole Food Co., Inc.                                           500             15
Fleming Cos., Inc.                                         19,200            199
General Mills, Inc.                                        11,900            925
Hannaford Brothers Co.                                      7,100            376
Hershey Foods Corp.                                         3,000            187
IBP, Inc.                                                 223,800          6,518
Interstate Bakeries Corp.                                  12,900            341
Kroger Co. (a)                                             35,000          2,118
PepsiCo, Inc.                                             177,400          7,262
Philip Morris Cos., Inc.                                  213,500         11,422
Procter & Gamble Co.                                      128,000         11,689
Quaker Oats Co.                                            72,100          4,290
Ralston-Purina Group                                       32,100          1,039
Safeway, Inc. (a)                                         188,150         11,466
Sara Lee Corp.                                             21,800            614
Seagram Co., Ltd.                                          82,400          3,131
SuperValu, Inc.                                            26,900            753
Tyson Foods, Inc. Class A                                   3,400             72
Unilever NV                                               130,400         10,815
Universal Corp.                                            36,000          1,265
                                                                         -------
                                                                          88,144
                                                                         -------

FINANCIAL SERVICES - 16.5%
Allstate Corp.                                             143,628         5,548
Ambac Financial Group, Inc.                                 17,300         1,041
American Express Co.                                        31,600         3,231
American General Corp.                                      20,800         1,622
American International Group, Inc.                         202,825        19,598
American National Insurance Co.                              5,000           413
AmSouth Bancorp                                             42,450         1,937
AON Corp.                                                    7,800           432
Associated Banc-Corp                                         4,500           154
Associates First Capital Corp. Class A                      67,468         2,859
Astoria Financial Corp.                                      5,800           265
Bank One Corp.                                              57,641         2,943
BankAmerica Corp.                                          424,504        25,524
BankBoston Corp.                                             2,600           101
Bankers Trust New York Corp.                                10,500           897
Bear Stearns Cos., Inc.                                     32,268         1,206
Block (H&R) Co., Inc.                                       14,000           630
Capital One Financial Corp.                                  6,400           736
CarrAmerica Realty Corp.                                    15,600           374
Centura Banks, Inc.                                            700            52
Charter One Financial, Inc.                                 10,400           288
Chase Manhattan Corp.                                       22,700         1,545
Chubb Corp. (The)                                           13,900           902
CIGNA Corp.                                                 23,400         1,809
CIT Group, Inc. (The)                                        5,500           175
Citigroup, Inc.                                            386,150        19,115
City National Corp.                                         19,100           795
Colonial BancGroup, Inc.                                     4,400            53
Comerica, Inc.                                              36,700         2,502
Compass Bancshares, Inc.                                     5,000           189
Conseco, Inc.                                               67,800         2,072
Credit Acceptance Corp. (a)                                  2,000            15
Crestar Financial Corp.                                      6,700           482
Dime Bancorp, Inc.                                           8,000           212
DST Systems, Inc. (a)                                        6,600           377
Dun & Bradstreet Corp.                                       7,100           224
Equifax, Inc.                                               32,500         1,111
Equitable Companies, Inc.                                   13,100           758
Everest Reinsurance Holdings, Inc.                           1,400            55
Federal Home Loan Mortgage Corp.                           142,300         9,169
Federal National Mortgage Association                       93,100         6,889
Financial Security Assurance Holdings, Ltd                     600            33
FINOVA Group, Inc.                                           4,600           248
First American Corp.                                         6,700           297
First Data Corp.                                            43,200         1,369
First Security Corp.                                        47,700         1,112
First Union Corp.                                          105,800         6,434
FirstMerit Corp.                                             1,700            45
Fleet Financial Group, Inc.                                  9,738           435
Fremont General Corp.                                        9,000           223
GATX Corp.                                                  16,400           621
Golden West Financial Corp.                                 16,000         1,467
Greenpoint Financial Corp.                                   6,800           239
Hibernia Corp.                                              58,400         1,015
Household International Corp.                               17,400           689
Huntington Bancshares, Inc.                                  1,300            39
KeyCorp                                                     33,100         1,059
Lehman Brothers Holdings, Inc.                              31,600         1,392
Liberty Property Trust                                      39,600           975

                                                                Equity Q Fund 48

EQUITY Q FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                          --------      --------

Lincoln National Corp.                                      23,000         1,882
M & T Bank Corp.                                               100            52
Marsh & McLennan Cos., Inc.                                154,000         8,999
Marshall & Ilsley Corp.                                      7,100           410
MBIA, Inc.                                                  18,600         1,219
Mercantile Bancorp, Inc.                                    10,700           494
Mercury General Corp.                                        7,200           315
Metris Companies, Inc.                                       4,966           248
Morgan (J.P.) & Co., Inc.                                    9,200           967
Morgan Stanley Dean Witter & Co.                           137,140         9,737
National City Corp.                                         38,100         2,762
National Commerce Bancorp                                    6,300           117
North Fork Bancorporation, Inc.                             20,600           493
Ocwen Financial Corp. (a)                                    4,200            52
Ohio Casualty Corp.                                          1,100            45
Old Republic International Corp.                             3,600            81
Pacific Century Financial Corp.                              7,200           176
Peoples Heritage Financial Group                             6,300           126
PMI Group, Inc. (The)                                       20,300         1,002
PNC Bank Corp.                                              40,650         2,200
Popular, Inc.                                               26,500           894
Provident Financial Group, Inc.                              3,000           112
Providian Financial Corp.                                   28,650         2,149
Public Storage, Inc.                                         6,200           168
Republic of New York Corp.                                   7,700           351
Ryder System, Inc.                                           6,300           164
SAFECO Corp.                                                14,100           605
SouthTrust Corp.                                            70,350         2,594
Sovereign Bancorp, Inc.                                     12,100           171
Spieker Properties, Inc.                                     2,000            69
St. Paul Cos., Inc.                                         30,800         1,070
Summit Bancorp                                               4,600           201
SunTrust Banks, Inc.                                        87,100         6,663
TCF Financial Corp.                                          6,300           152
Torchmark Corp.                                              8,000           283
Transamerica Financial Corp.                                 3,200           370
Travelers Property Casualty Corp. Class A                   68,500         2,124
U.S. Bancorp                                                19,000           675
Union Planters Corp.                                         9,200           417
UNUM Corp.                                                  17,200         1,004
Waddell & Reed Financial, Inc.
 Class A                                                     1,000            24
 Class B (a)                                                 4,400           102
Washington Federal, Inc.                                     4,500           120
Washington Mutual, Inc.                                     91,216         3,483
Wells Fargo Co. (a)                                         81,900         3,271
                                                                         -------
                                                                         194,605
                                                                         -------

HEALTH CARE - 12.1%
Abbott Laboratories                                         69,600         3,410
Aetna, Inc.                                                  6,000           472
Allergan, Inc.                                              47,900         3,102
ALZA Corp. (a)                                              42,400         2,215
American Home Products Corp.                               223,700        12,598
Amgen, Inc. (a)                                             16,100         1,682
Bausch & Lomb, Inc.                                         10,900           654
Bergen Brunswig Corp. Class A                               41,400         1,444
Beverly Enterprises, Inc. New (a)                           11,700            79
Biogen, Inc. (a)                                             4,600           381
Bristol-Myers Squibb Co.                                   159,480        21,341
Cardinal Health, Inc.                                       65,350         4,958
Chiron Corp. (a)                                            12,900           337
Columbia/HCA Healthcare Corp.                               47,100         1,166
Forest Labs, Inc. (a)                                       62,500         3,324
Genzyme Corp. (a)                                           58,200         2,892
HBO & Co.                                                  118,400         3,397
HCR Manor Care, Inc. (a)                                    13,900           408
HEALTHSOUTH Corp. (a)                                      101,600         1,568
Humana, Inc. (a)                                            61,600         1,097
Immune Response Corp. (a)                                    1,200            13
Immunex Corp. (a)                                           16,500         2,067
Integrated Health Services, Inc. (a)                        18,900           267
IVAX Corp. (a)                                              40,200           500
Johnson & Johnson                                          137,900        11,567
Lilly (Eli) & Co.                                            2,300           204
Mallinckrodt, Inc.                                         114,400         3,525
McKesson Corp.                                              46,800         3,700
MedImmune, Inc. (a)                                         12,500         1,242
Merck & Co., Inc.                                          161,707        23,883
Mylan Laboratories, Inc.                                   156,000         4,914
Omnicare, Inc.                                              23,000           799
PacifiCare Health Systems, Inc. Class B (a)                 47,600         3,781
Pfizer, Inc.                                                 1,300           163
Pharmacia & Upjohn, Inc.                                    18,600         1,053
Schering-Plough Corp.                                      160,400         8,862
Tenet Healthcare Corp. (a)                                  46,400         1,218
United Healthcare Corp.                                     61,200         2,635
Warner-Lambert Co.                                          28,900         2,173
Watson Pharmaceuticals, Inc. (a)                               800            50
Wellpoint Health Networks, Inc. Class A (a)                 37,100         3,228
                                                                         -------
                                                                         142,369
                                                                         -------

INTEGRATED OILS - 4.6%
Ashland, Inc.                                               31,200         1,509
Atlantic Richfield Co.                                      20,800         1,357
Coastal Corp.                                               87,800         3,068
Enron Corp.                                                105,400         6,014
Exxon Corp.                                                225,300        16,475
Lyondell Petrochemical Co.                                   7,000           126

49  Equity Q Fund

EQUITY Q FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                          NUMBER         VALUE
                                                            OF           (000)
                                                          SHARES           $
                                                         --------       --------

Mobil Corp.                                               129,300         11,265
Pennzoil-Quaker State Co. (a)                              17,100            253
Phillips Petroleum Co.                                     21,400            912
Royal Dutch Petroleum Co.                                 203,300          9,734
Tenneco, Inc.                                              80,300          2,735
Tesoro Petroleum Corp.  (a)                                27,200            330
Unocal Corp.                                               22,500            657
                                                                         -------
                                                                          54,435
                                                                         -------

MATERIALS AND PROCESSING - 5.6%
Albemarle Corp.                                             1,200             29
Alcan Aluminum, Ltd.                                       33,200            898
Allegheny Teldyne, Inc.                                    25,700            525
Aluminum Co. of America                                     7,000            522
Boise Cascade Corp.                                         3,000             93
Bowater, Inc.                                               5,800            240
Consolidated Papers, Inc.                                  10,800            297
Crompton & Knowles Corp.                                    7,100            147
Cytec Industries, Inc. (a)                                  2,800             60
Dow Chemical Co.                                          123,000         11,184
du Pont (E.I.) de Nemours & Co.                            16,900            897
Engelhard Corp.                                           108,600          2,118
Fluor Corp.                                                56,700          2,413
FMC Corp. (a)                                               1,800            101
Fort James Corp.                                           30,900          1,236
Georgia Gulf Corp.                                          2,200             35
Georgia-Pacific Group                                      12,100            709
Goodrich (B.F.) Co.                                         8,600            309
Harsco Corp.                                               17,700            539
Homestake Mining Co.                                       35,000            322
Illinois Tool Works, Inc.                                   5,300            307
IMC Global, Inc.                                            8,400            180
Johns Manville Corp.                                       42,800            704
Kimberly-Clark Corp.                                      158,100          8,615
Lafarge Corp.                                              16,800            680
Louisiana Pacific Corp.                                    13,200            242
Masco Corp.                                                11,600            334
Monsanto Co.                                              157,100          7,461
Owens-Corning Fiberglas Corp.                              12,700            450
Pentair, Inc.                                              11,700            466
Pioneer Hi-Bred International, Inc.                         6,100            165
Praxair, Inc.                                              20,400            719
Reynolds Metals Co.                                        11,600            611
Rohm & Haas Co.                                            52,600          1,585
Schulman (A.), Inc.                                         2,000             45
Sealed Air Corp. New (a)                                   40,000          2,043
Sherwin-Williams Co.                                       17,100            502
Sigma Aldrich Corp.                                        15,300            448
Smurfit-Stone Container Corp. (a)                          40,194            633
Solutia, Inc.                                              41,300            924
Temple-Inland, Inc.                                         9,400            558
Tyco International, Ltd.                                  102,700          7,746
UCAR International, Inc. (a)                                3,600             64
Unifi, Inc.                                                10,000            196
Union Camp Corp.                                            7,400            500
Union Carbide Corp.                                        11,400            485
USEC, Inc.                                                  9,300            129
USG Corp.                                                  85,900          4,375
Waters Corp. (a)                                           12,500          1,091
Worthington Industries, Inc.                               72,700            909
                                                                         -------
                                                                          65,841
                                                                         -------

MISCELLANEOUS - 0.2%
Avalonbay Communities, Inc.                                2,500              86
Crestline Capital Corp. (a)                               12,270             179
Host Marriott Corp. (a)                                  122,700           1,695
TeleTech Holdings, Inc. (a)                                6,500              65
                                                                         -------
                                                                           2,025
                                                                         -------

OTHER ENERGY - 0.5%
Apache Corp.                                              29,100             737
BEC Energy                                                 8,100             334
Diamond Offshore Drilling, Inc.                            6,900             163
El Paso Energy Corp.                                      24,300             846
Enron Oil & Gas Co.                                        7,600             131
ENSCO International, Inc.                                 21,300             228
Global Marine, Inc. (a)                                   17,000             156
Input/Output, Inc. (a)                                     2,800              20
ONEOK, Inc.                                                7,900             285
PennzEnergy Co. (a)                                       17,100             279
R&B Falcon Corp. (a)                                      19,200             146
Sempra Energy                                             26,600             675
Smith International, Inc.  (a)                               200               5
Sunoco, Inc. (a)                                           4,200             151
Tidewater, Inc.                                            5,600             130
Tosco Corp.                                               53,100           1,375
Transocean Offshore, Inc.                                 14,500             389
Valero Energy Corp.                                        7,800             166
                                                                         -------
                                                                           6,216
                                                                         -------

PRODUCER DURABLES - 6.8%
Allied Waste Industries, Inc. (a)                          5,600             132
AlliedSignal, Inc.                                        89,300           3,957
Boeing Co.                                                29,800             972
Boston Scientific Corp. (a)                               28,000             751
Briggs & Stratton Corp.                                    9,400             469
Caterpillar, Inc.                                        145,800           6,707
Coltec Industries, Inc. (a)                               12,900             252
Cordant Technologies, Inc.                                   800              30
Deere & Co.                                               31,000           1,027
EG&G, Inc.                                                22,700             631

                                                                Equity Q Fund 50

EQUITY Q FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           --------     --------

Emerson Electric Co.                                         7,500           454
Foster Wheeler Corp.                                         5,400            71
General Electric Co.                                       175,600        17,921
Grainger (W.W.), Inc.                                       26,300         1,095
Gulfstream Aerospace Corp. (a)                              19,500         1,038
Honeywell, Inc.                                             19,300         1,454
Ingersoll-Rand Co.                                         129,100         6,060
ITT Industries, Inc.                                        19,100           759
Johnson Controls, Inc.                                      30,900         1,823
Lexmark International Group, Inc. Class A (a)               81,400         8,181
Lockheed Martin Corp.                                       15,800         1,339
Milacron, Inc.                                               4,200            81
Miller (Herman), Inc.                                        9,300           249
Northern Telecom, Ltd.                                      74,800         3,749
Northrop Grumman Corp.                                       1,200            88
Parker-Hannifin Corp.                                       24,700           809
Perkin-Elmer Corp.                                           6,000           585
Pitney Bowes, Inc.                                          93,300         6,164
Raytheon Co. Class A                                        13,200           682
Republic Industries, Inc. (a)                               41,000           605
Rockwell International Corp.                                 4,900           238
Sensormatic Electronics Corp. (a)                           15,400           107
Solectron Corp. (a)                                          9,100           846
Sundstrand Corp.                                             9,800           508
Tektronix, Inc.                                             12,200           367
Thermo Electron Corp. (a)                                   18,000           305
Thermo Instrument Systems, Inc. (a)                         79,400         1,196
Thomas & Betts Corp.                                        17,800           771
United Technologies Corp.                                   66,100         7,188
                                                                         -------
                                                                          79,661
                                                                         -------

TECHNOLOGY - 15.6%
3Com Corp.  (a)                                              4,700           211
Adobe Systems, Inc.                                         14,800           692
Anixter International, Inc. (a)                             30,000           609
Apple Computer, Inc. (a)                                   231,000         9,457
Autodesk, Inc.                                              18,100           772
Cirrus Logic, Inc. (a)                                      23,100           225
Cisco Systems, Inc. (a)                                    212,200        19,695
COMPAQ Computer Corp.                                      136,937         5,743
CompUSA, Inc. (a)                                           15,400           201
Computer Associates
 International, Inc.                                       102,900         4,386
Computer Sciences Corp.                                     18,800         1,211
Comverse Technology, Inc. (a)                               46,500         3,299
Cooper Industries, Inc.                                     15,900           758
Dell Computer Corp. (a)                                     76,700         5,613
Electronic Data Systems Corp.                               93,900         4,718
EMC Corp. (a)                                              118,100        10,039
General Dynamics Corp.                                      27,800         1,630
General Instrument Corp. (a)                                38,200         1,296
General Motors Corp. Class H (a)                             2,200            87
Glenayre Technologies, Inc. (a)                             14,900            65
Harris Corp.                                                13,300           487
Informix Corp. (a)                                          20,300           200
Ingram Micro, Inc. Class A (a)                              23,700           827
Intel Corp.                                                256,200        30,359
International Business Machines Corp.                       68,400        12,637
Lucent Technologies, Inc.                                  140,900        15,499
Micron Technology, Inc.  (a)                                11,000           556
Microsoft Corp. (a)                                        142,700        19,772
Motorola, Inc.                                              53,200         3,249
National Semiconductor Corp. (a)                             7,100            96
NCR Corp. (a)                                               23,900           998
Novell, Inc. (a)                                           128,600         2,331
Oracle Systems Corp. (a)                                    60,400         2,605
PeopleSoft, Inc. (a)                                           100             2
Rational Software Corp. New (a)                              9,500           251
Read-Rite Corp. (a)                                            900            13
Seagate Technology (a)                                      13,100           396
Sterling Software, Inc. (a)                                 28,800           779
Sun Microsystems, Inc. (a)                                  76,500         6,546
Sybase, Inc. (a)                                            25,300           187
Symbol Technologies, Inc.                                   17,800         1,138
Tellabs, Inc. (a)                                           35,700         2,448
Texas Instruments, Inc.                                     91,900         7,863
Unisys Corp. (a)                                            77,300         2,662
Xilinx, Inc. (a)                                             4,600           299
                                                                         -------
                                                                         182,907
                                                                         -------

UTILITIES - 12.4%
Airtouch Communications, Inc. (a)                         53,600           3,866
Allegheny Energy, Inc.                                    16,500             569
Ameren Corp.                                              26,600           1,135
Ameritech Corp.                                           72,500           4,595
AT&T Corp.                                               385,100          28,978
Baltimore Gas & Electric Co.                              16,200             500
Bell Atlantic Corp.                                      210,204          11,141
BellSouth Corp.                                           72,700           3,626
Carolina Power & Light Co.                                32,900           1,548
Central & Southwest Corp.                                 83,700           2,297
Cincinnati Bell, Inc.                                     55,500           2,099
CMS Energy Corp.                                          11,300             547
Columbia Energy Group                                     12,300             710
Comcast Corp. Special Class A                             55,100           3,234
Consolidated Natural Gas Co.                              10,400             562
DTE Energy Co.                                            32,700           1,402
Edison International                                      38,400           1,070
Energy East Corp.                                         12,900             729
Entergy Corp.                                             26,800             834

51  Equity Q Fund

EQUITY Q FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                         NUMBER          VALUE
                                                           OF            (000)
                                                         SHARES            $
                                                        --------        --------

Florida Progress Corp.                                    25,200           1,129
FPL Group, Inc.                                           55,600           3,426
Frontier Corp.                                             7,900             269
GTE Corp.                                                157,400          10,231
Houston Industries, Inc.                                  80,400           2,583
Illinova Corp.                                             7,800             195
K N Energy, Inc.                                           4,400             160
Kansas City Power & Light Co.                              2,500              74
KeySpan Energy (a)                                        45,700           1,417
LG&E Energy Corp.                                         84,800           2,401
MCI WorldCom, Inc. (a)                                   331,009          23,750
New England Electric System                                7,200             347
NICOR, Inc.                                                1,400              59
Northeast Utilities (a)                                    7,000             112
Northern States Power Co.                                 16,500             458
OGE Energy Corp.                                          43,400           1,259
PG&E Corp.                                               204,300           6,435
Pinnacle West Capital Corp.                               11,800             500
PP&L Resources, Inc.                                      18,600             518
Public Service Enterprise Group, Inc.                     46,500           1,860
SBC Communications, Inc.                                 163,828           8,785
Southern Co.                                             113,300           3,293
Southwest Gas Corp.                                        3,500              94
Sprint Corp.                                               8,400             707
TECO Energy, Inc.                                          6,700             189
Tele-Communications TCI Ventures Group
 Series A (a)                                             81,800           1,927
Tele-Communications, Inc. Class A (a)                     19,900           1,101
Texas Utilities Co.                                       38,300           1,788
U.S. West, Inc.                                            5,300             343
UtiliCorp United, Inc.                                     5,900             216
Western Resources, Inc.                                    6,700             223
Wisconsin Energy Corp.                                    12,400             390
                                                                       ---------
                                                                         145,681
                                                                       ---------

TOTAL COMMON STOCKS
(cost $806,044)                                                        1,150,551
                                                                       ---------

                                                      PRINCIPAL
                                                       AMOUNT
                                                        (000)
                                                          $
                                                     -----------
SHORT-TERM INVESTMENTS - 2.0%
Frank Russell Investment Company Money
 Market Fund, due on demand (b)                           18,045          18,045

United States Treasury Notes
 6.250% due 03/31/99 (c)                                   5,200           5,220
                                                                       ---------
TOTAL SHORT-TERM INVESTMENTS
(cost $23,265)                                                            23,265
                                                                       ---------

TOTAL INVESTMENTS - 99.8%
(identified cost $829,309)(d)                                          1,173,816
                                                                       ---------

OTHER ASSETS AND LIABILITIES,
NET - 0.2%                                                                 2,084
                                                                       ---------


NET ASSETS - 100.0%                                                    1,175,900
                                                                       =========

                                                                    UNREALIZED
                                                       NUMBER      APPRECIATION
                                                         OF       (DEPRECIATION)
                                                      CONTRACTS        (000)
                                                    ------------  --------------


FUTURES CONTRACTS
(Notes 2 and 3)

S&P 400 Midcap Index
  expiration date 03/99                                       13  $          258
S&P 500 Index
  expiration date 03/99                                       71             572
                                                                       ---------

Total Unrealized Appreciation
  (Depreciation) on Open Futures
  Contracts Purchased (S)                                              $     830
                                                                       =========

(S) At December 31, 1998, United States Treasury Notes valued at $5,220 were held as collateral in connection with futures contracts purchased by the Fund.
(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d) See Note 2 for federal income tax information.

Abbreviations:
NV - Nonvoting


The accompanying notes are an integral part of the financial statements.

                                                               Equity Q Fund  52

EQUITY Q FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per-share amounts)                December 31, 1998



ASSETS
Investments at market (identified cost $829,309)(Note 2) .........    $1,173,816
Receivables:
 Dividends and interest ..........................................         1,609
 Investments sold ................................................         5,178
 Fund shares sold ................................................         3,117
 Daily variation margin on futures contracts (Notes 2 and 3) .....           132
Short-term investments held as collateral for securities loaned,
 at market (Note 3) ..............................................        29,922
                                                                      ----------
   Total Assets ..................................................     1,213,774

LIABILITIES
Payables:
 Investments purchased ...........................      $    5,371
 Fund shares redeemed ............................           1,895
 Accrued fees to affiliates (Note 4) .............             621
 Other accrued expenses ..........................              65
Payable upon return of securities loaned, at
 market (Note 3) .................................          29,922
                                                        ----------

   Total Liabilities .............................................        37,874
                                                                      ----------

NET ASSETS .......................................................    $1,175,900
                                                                      ==========

NET ASSETS CONSIST OF:
Undistributed net investment income ..............................    $       40
Accumulated net realized gain (loss) .............................        55,016
Unrealized appreciation (depreciation) on:
 Investments .....................................................       344,507
 Futures contracts ...............................................           830
Shares of beneficial interest ....................................           292
Additional paid-in capital .......................................       775,215
                                                                      ----------

NET ASSETS .......................................................    $1,175,900
                                                                      ==========

NET ASSET VALUE, offering and redemption price per share:
 ($1,175,900,003 divided by 29,235,049 shares of $.01 par value
   shares of beneficial interest outstanding) ....................    $    40.22
                                                                      ==========

 The accompanying notes are an integral part of the financial statements.


53  Equity Q Fund

EQUITY Q FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                Year Ended December 31, 1998



INVESTMENT INCOME:
Dividends ..........................................................     $15,913
Dividends from Money Market Fund (Note 5)  .........................         883
Interest ...........................................................         123
                                                                         -------

  Total Investment Income ..........................................      16,919

EXPENSES (Notes 2 and 4):
Advisory fees ....................................        $    6,514
Administrative fees ..............................                49
Custodian fees ...................................               476
Transfer agent fees ..............................               362
Professional fees ................................                51
Registration fees ................................                54
Trustees' fees ...................................                 3
Miscellaneous ....................................                70
                                                          ----------

   Total Expenses ..................................................       7,579
                                                                           -----

Net investment income ..............................................       9,340
                                                                           -----

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
 Investments ..........................................      147,100
 Futures contracts ....................................        6,811     153,911
                                                            --------
Net change in unrealized appreciation or
  depreciation of:
 Investments ..........................................       87,425
 Futures contracts ....................................          434      87,859
                                                            --------    --------

Net gain (loss) on investments .....................................     241,770
                                                                        --------

Net increase (decrease) in net assets
 resulting from operations .........................................    $251,110
                                                                        ========

        The accompanying notes are an integral part of the financial statements.


                                                               Equity Q Fund  54

EQUITY Q FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands
                                                        YEARS ENDED DECEMBER 31,

                                                       1998           1997
                                                   ----------------------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ............................  $     9,340    $    11,846
 Net realized gain (loss)  ........................      153,911        180,923
 Net change in unrealized appreciation or
 depreciation .....................................       87,859         93,779
                                                     -----------    -----------

   Net increase (decrease) in net assets
   resulting from operations ......................      251,110        286,548
                                                     -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ............................       (9,349)       (11,797)
 Net realized gain on investments .................     (117,001)      (185,330)
                                                     -----------    -----------

   Total Distributions to Shareholders ............     (126,350)      (197,127)
                                                     -----------    -----------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)  .....................       63,380         80,058
                                                     -----------    -----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS .......      188,140        169,479

NET ASSETS
 Beginning of period ..............................      987,760        818,281
                                                     -----------    -----------
 End of period (including undistributed net
  investment income of $40 and $49, respectively)..  $ 1,175,900    $   987,760
                                                     ===========    ===========

The accompanying notes are an integral part of the financial statements.


55  Equity Q Fund

EQUITY Q FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                           YEARS ENDED DECEMBER 31,
                                               ------------------------------------------------------------------------------
                                                  1998             1997             1996             1995             1994
                                               ----------       ----------       ----------       ----------       ----------

NET ASSET VALUE,
BEGINNING OF PERIOD .........................  $    35.90       $    32.94       $    30.40       $    24.43       $    26.03
                                               ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (b)  .................         .32              .44              .58              .59              .69
 Net realized and unrealized gain (loss) on
  investments ...............................        8.53            10.01             6.33             8.52             (.41)
                                               ----------       ----------       ----------       ----------       ----------
   Total Income From Investment Operations ..        8.85            10.45             6.91             9.11              .28
                                               ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS:
 Net investment income ......................        (.32)            (.44)            (.58)            (.61)            (.69)
 In excess of net investment income .........          --               --             (.01)              --               --
 Net realized gain on investments ...........       (4.21)           (7.05)           (3.78)           (2.53)            (.97)
 In excess of net realized gain on
 investments ................................          --               --               --               --             (.22)
                                               ----------       ----------       ----------       ----------       ----------
   Total Distributions ......................       (4.53)           (7.49)           (4.37)           (3.14)           (1.88)
                                               ----------       ----------       ----------       ----------       ----------

NET ASSET VALUE, END OF PERIOD ..............  $    40.22       $    35.90       $    32.94       $    30.40       $    24.43
                                               ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (%)(a)  ........................       25.98            33.07            23.67            37.91              .99

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted) ...   1,175,900          987,760          818,281          620,259          430,661

 Ratios to average net assets (%)(a):
   Operating expenses .......................         .69              .68              .71              .58              .11
   Net investment income ....................         .85             1.17             1.80             2.07             2.74

 Portfolio turnover rate (%)  ...............       74.56            94.89            74.59            74.00            45.87

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

                                                               Equity Q Fund  56

INTERNATIONAL FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)


OBJECTIVE: To provide favorable total return and additional diversification for U.S. investors.

INVESTS IN: Primarily the equity securities of non-U.S. companies in developed foreign markets.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns than its benchmark index with moderate risk by employing the investment management services of seven managers with separate and distinct investment approaches. The Fund's primary source of added value is intended to be stock selection with only moderate country allocations relative to the index to capture the diversification benefits of international investment in an asset allocation context.


Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

                Dates              International++         MSCI EAFE **         Lipper(R)International++++
                    *                      $10,000              $10,000                            $10,000
                 1989                      $12,406              $11,080                            $12,250
                 1990                      $10,429               $8,510                            $10,787
                 1991                      $11,834               $9,573                            $12,128
                 1992                      $11,111               $8,439                            $11,626
                 1993                      $15,063              $11,219                            $16,228
                 1994                      $15,874              $12,124                            $16,064
                 1995                      $17,573              $13,524                            $17,546
                 1996                      $18,976              $14,384                            $19,574
                 1997                      $19,085              $14,680                            $20,578
                 1998                      $21,666              $17,665                            $23,235
-----------------------------------------------------------------------------------------------------------

        Total                             $164,017             $131,198                           $170,016
===========================================================================================================

INTERNATIONAL FUND                                         MSCI EAFE INDEX

 PERIODS ENDED      GROWTH OF         TOTAL                PERIODS ENDED    GROWTH OF        TOTAL
    12/31/98         $10,000          RETURN                  12/31/98       $10,000         RETURN
--------------  --------------  ------------------         --------------  -----------  ---------------
1 Year            $  11,352           13.52%               1 Year          $  12,033         20.33%
5 Years           $  14,384            7.54%(S)            5 Years         $  15,746          9.51%(S)
10 Years          $  21,666            8.04%(S)            10 Years        $  17,665          5.86%(S)

SALOMON SMITH BARNEY BROAD MARKET INDEX (BMI)
EX-US+                                                     LIPPER(R) INTERNATIONAL FUNDS BENCHMARK

 PERIODS ENDED      GROWTH OF         TOTAL                PERIODS ENDED    GROWTH OF        TOTAL
    12/31/98         $10,000          RETURN                  12/31/98       $10,000         RETURN
--------------  --------------  ------------------         --------------  -----------  ---------------
1 Year            $  11,724           17.24%               1 Year          $  11,291         12.91%
5 Years           $  15,787            9.56%(S)            5 Years         $  14,318          7.44%(S)
                                                           10 Years        $  23,235          8.80%(S)


57  International Fund

INTERNATIONAL FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)

PERFORMANCE REVIEW
For the year ended December 31, 1998, the International Fund had a total return of 13.5% as compared to the Salomon Smith Barney Broad Market Index ex-US, which gained 17.2%. The Fund's shortfall to the benchmark was primarily due to its underweighting in large capitalization stocks during a year in which large caps outperformed globally.

PORTFOLIO HIGHLIGHTS
Dominant trends in the non-US developed markets were similar to those evident in the US market. Investors showed a strong preference for larger cap issues as a defensive investment amid fears of deteriorating global economic fundamentals. Growth-oriented investments also fared better for this reason. On the surface, international market performance looked quite similar to 1997, with continental European markets the strongest performers. The European Monetary Union continued to foster optimism in the stock market. The United Kingdom performed well, but lagged the majority of its European Union neighbors. Asian markets posted strong fourth quarter gains due to strong currency appreciation, but were generally poor performers for most of the year.

Underweightings in large cap issues and growth stocks resulted in the International Fund trailing the benchmark. While the Fund's two large cap, growth-oriented managers performed well, the other managers struggled for much of the year. Country allocations were generally favorable, with continental European markets overweighted in the Fund. However, the underweighting in large cap, growth issues in Europe reflected the managers' reluctance to buy stocks with often extreme valuations, given perceived risks. Performance also reflected tactical bets toward more cyclical companies early in the year, and an underweighting in Japanese bank shares, which rallied late in the year as talk of banking reform improved investors' sentiment towards the sector. Despite these setbacks, the Fund finished the year ahead of the average international fund tracked by Lipper, which gained only 12.9%.

TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                            December 31, 1998

Novartis AG (Regd) (Switzerland)                                      1.1%
Suez Lyonnaise Des Eaux (France)                                      1.1
Diageo PLC (United Kingdom)                                           1.0
Vivendi (France)                                                      1.0
Glaxo Wellcome PLC (United Kingdom)                                   1.0
Vodafone Group PLC (United Kingdom)                                   1.0
British Petroleum Co. PLC (United Kingdom)                            0.9
Siemens AG (Germany)                                                  0.9
Telecom Italia SPA (Italy)                                            0.9
Railtrack Group PLC (United Kingdom)                                  0.8

PORTFOLIO CHARACTERISTICS
                                                               December 31, 1998

Current P/E Ratio                                                         22.17x
Portfolio Price/Book Ratio                                                 2.22x
Market Capitalization - $-Weighted Average                              23.6 Bil
Number of Holdings                                                           733

MONEY MANAGERS                                                       STYLES

J.P. Morgan Investment Management, Inc.                          Market-Oriented
Marathon Asset Management, Ltd.                                  Value
Mastholm Asset Management, LLC                                   Growth
Oechsle International Advisors                                   Growth
Rowe Price-Fleming International, Inc.                           Market-Oriented
Sanford C. Bernstein & Co., Inc.                                 Value
The Boston Company Asset Management, Inc.                        Value


*    Assumes initial investment on January 1, 1989.

**   Morgan Stanley Capital International Europe, Australia, Far East (MSCI
     EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ Lipper(R) International Funds Benchmark is the average total return for the universe of funds within the International Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

+ Salomon Smith Barney BMI Index ex-US is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of over $100 million in 22 countries. This Index has broader representation than the MSCI EAFE Index. However, 10 years of historical performance information is not available because it was constructed on June 30, 1989.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

                                                          International Fund  58

INTERNATIONAL FUND

STATEMENT OF NET ASSETS


                                                               DECEMBER 31, 1998

                                                                       MARKET
                                                          NUMBER        VALUE
                                                            OF          (000)
                                                          SHARES          $
                                                         --------      -------
COMMON STOCKS - 92.4%
ARGENTINA - 0.1%
Banco Frances del Rio la Plata - ADR                        3,653             76
Telefonica de Argentina Class B - ADR                       6,220            174
YPF Sociedad Anonima Class D - ADR                         13,018            364
                                                                       ---------
                                                                             614
                                                                       ---------

AUSTRALIA - 2.4%
Amcor, Ltd.                                               159,000            679
AMP, Ltd. (a)                                              42,440            538
Australia & New Zealand Bank Group,
 Ltd.                                                   1,105,303          7,234
Australian Gas & Light Co.                                 23,226            167
Boral, Ltd.                                               585,577            832
Brambles Industries, Ltd.                                  21,608            526
Broken Hill Proprietary Co.                                90,520            667
Caltex Australia                                          100,000            245
Colonial, Ltd                                              65,067            223
Commonwealth Bank of Australia                             18,297            260
CSR, Ltd.                                                 301,600            737
Eastern Aluminum                                          236,000            201
Eltin, Ltd.                                               272,754            197
Fairfax (John)                                             11,000             23
Foster's Brewing Group, Ltd.                               97,800            265
Goodman Fielder Wattie                                    326,300            330
Lend Lease Corp.                                           54,778            738
National Australia Bank, Ltd.                              55,208            832
News Corp.                                                315,808          2,086
Pacific Dunlop, Ltd.                                      516,095            835
Pasminco, Ltd.                                             65,000             49
Pioneer International, Ltd.                               157,372            333
PMP Communications, Ltd.                                  196,000            360
Publishing Broadcasting, Ltd.                              34,030            149
Santos, Ltd.                                              327,000            878
Tabcorp. Holdings, Ltd.                                    25,000            153
Telstra Corp., Ltd. NPV (a)                               159,415            745
Western Mining Corp., Ltd.                                 97,600            294
Westfield Trust (Units)                                   437,375            965
Westfield Trust (Units) New (a)                            19,682             42
Westpac Banking Corp.                                     273,484          1,830
Westralian Sands, Ltd. NPV                                117,408            281
Woolworth's, Ltd.                                         218,750            746
                                                                       ---------
                                                                          24,440
                                                                       ---------

AUSTRIA - 0.2%
Bank Austria AG                                            20,241          1,029
Voest-Alpine Stahl AG                                      13,000            337
Wienerberger Baustoff                                       1,600            319
                                                                       ---------
                                                                           1,685
                                                                       ---------

BELGIUM - 0.7%
Credit Communal Holding Dexia NPV                             932            155
Delhaize-Le Lion NPV                                        8,100            712
Fortis AG                                                   1,652            595
KBC Bancassurance Holding NPV                              13,940          1,097
Tractebel Investments International NPV                    22,716          4,383
UCB Capital NPV                                                29            178
                                                                       ---------
                                                                           7,120
                                                                       ---------

BRAZIL - 0.1%
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar
 (Regd.) - GDR                                               6,240            97
Telecomunicacoes Brasileiras
 SA - ADR (a)                                               12,460           911
Uniao de Bancos Brasileiros
 SA - GDR                                                    4,166            60
                                                                         -------
                                                                           1,068
                                                                         -------

CANADA - 3.0%
Abitibi-Consolidated, Inc.                                  76,000           706
Air Canada, Inc. (a)                                       120,000           483
Alcan Aluminum, Ltd.                                         5,200           141
Barrick Gold Corp.                                          28,100           548
Barrick Gold Corp. NPV                                       8,600           168
BCE, Inc.                                                   48,800         1,847
Bombardier, Inc. Class B                                   196,200         2,824
Canadian Airlines Corp. (a)                                 59,000            73
Canadian Hunter Exploration, Ltd. (a)                       19,900           130
Canadian Imperial Bank of Commerce                          16,105           400
Canadian Natural Resources, Ltd. (a)                        38,800           584
Canadian Pacific, Ltd.                                      45,100           848
CGI Group, Inc. Class A (a)                                 28,000           554
CGI Group, Inc. Class A
 Sub Voting (a)                                             96,500         1,878
Dofasco, Inc. NPV                                           32,701           419
EdperBrascan Corp. Class A                                  22,000           307
Geac Computer Corp., Ltd. (a)                               17,800           463
Hudson's Bay Co.                                            50,000           633
Imasco, Ltd.                                                80,892         1,731
Imperial Oil, Ltd.                                          76,270         1,225
Inco, Ltd.                                                  68,931           728
Moore Corp., Ltd.                                          107,800         1,181
National Bank of Canada                                     78,700         1,277


59  International Fund

INTERNATIONAL FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                          NUMBER          VALUE
                                                            OF            (000)
                                                          SHARES            $
                                                         --------        -------

Newcourt Credit Group, Inc.                                15,300            536
Nexfor, Inc. (a)                                           34,705            137
Noranda, Inc. New (a)                                      79,600            794
Northern Telecom, Ltd.                                      2,800            140
Nova Scotia Power, Inc.                                    20,200            241
Potash Corp. of Saskatchewan, Inc.                         18,300          1,179
QLT PhotoTherapeutics, Inc. (a)                            23,000            533
Rigel Energy Corp. (a)                                     67,000            438
Rogers Communications, Inc.
 Class B (a)                                               80,000            714
Royal Bank of Canada                                       38,430          1,925
Stelco, Inc. Class A                                       65,000            340
Suncor, Inc. NPV                                            5,717            172
Talisman Energy, Inc. (a)                                   5,500             97
The Seagram Co., Ltd.                                      56,700          2,161
Thomson Corp. (The)                                        50,000          1,174
Torstar Corp. Class B                                      36,800            435
Westcoast Energy, Inc.                                     24,446            489
                                                                         -------
                                                                          30,653
                                                                         -------

CHILE - 0.0%
Chilectra SA - ADR                                          3,330             74
                                                                         -------

DENMARK - 0.7%
Bang & Olufsen Holding Series B                            11,000            671
Coloplast AS Class B (Regd)                                 5,850            699
Danisco                                                    17,200            932
Den Danske Bank                                             1,440            193
Great Nordic Store Nord A/S                                24,900            880
Jyske Bank AS (Regd.)                                       9,241            896
Tele Danmark AS Series B                                    1,000            135
Tele Danmark Class B - ADR                                 42,600          2,891
Unidanmark Class A (Regd)                                   1,260            115
                                                                         -------
                                                                           7,412
                                                                         -------

FINLAND - 1.3%
Enso OY Series A                                           71,000            635
Huhtamaki OY Series I Free                                  3,000            114
KCI Konecranes International PLC                           15,600            704
Kesko Oyj                                                  87,600          1,306
Merita, Ltd. Series A                                      96,700            611
Metsa-Serla Oyj Series B                                   90,000            732
Nokia Oyj Series A                                         17,906          2,177
Outokumpu Oyj Class A                                      47,500            436
OY Tamro AB                                                41,300            178
Pohjola Series B                                           11,300            616
Rauma Group (The)                                          11,500            167
Rautaruukki OY                                             64,000            413
Sampo Insurance Co., Ltd. Series A                         28,400          1,078
Stora Enso Oyj Class A (a)                                120,000          1,314
UPM-Kymmene Oyj                                            43,000          1,197
Valmet Corp. Series A                                      76,700          1,023
                                                                         -------
                                                                          12,701
                                                                         -------

FRANCE - 10.4%
Accor SA                                                   15,533          3,362
Alcatel Alsthom                                            22,353          2,735
Alstom - ADR New (a)                                       38,530            896
Assurances Generales de France                             11,000            657
AXA - UAP                                                  14,834          2,149
Banque Nationale Paris                                     39,229          3,229
Bongrain SA                                                 2,510          1,122
Bouygues                                                   13,300          2,740
Carrefour SA                                                3,011          2,272
Castorama Dubois                                            2,800            639
Chargeurs International SA                                  4,200            232
Cie de St. Gobain                                           9,162          1,293
Clarins                                                    11,592            830
Credit Commercial de France                                 4,320            401
Dexia France                                               16,387          2,524
Dexia France                                                1,180            182
Dexia France New (a)                                        1,775            273
Elf Aquitaine - ADR                                        35,800          2,027
Elf Aquitaine SA                                           19,640          2,269
Eridania Beghin-Say SA                                      1,843            319
Galeries Lafayette                                          3,800          4,078
Groupe Danone                                              10,331          2,956
GTM - Entrepose                                            13,055          1,354
Guyenne et Gascogne                                         3,046          1,365
L'Air Liquide                                              10,825          1,985
L'Oreal (Societe)                                             358            259
Lafarge SA (BR)                                             9,956            946
Lagardere Groupe (Regd)                                    17,100            726
Lapeyre (BR)                                                1,820            130
Legrand                                                       829            220
Legris Industries SA                                        4,600            225
LVMH Moet-Hennessy                                         13,053          2,582
M6 Metropole Television                                     3,300            564
Michelin (Cie Gen) Class B (Regd)                          43,018          1,720
Omnicom SA (a)                                              9,400          1,039
Paribas (a)                                                15,385          1,337
Pathe SA                                                      516            144
Pechiney International Class A                             54,053          1,764
Peugeot SA                                                  3,015            466
Pinault-Printemps-Redoute SA (a)                            5,475          1,046
Primagaz CIE                                                  125             12
Renault                                                    35,038          1,573
Rhodia SA (a)                                              48,307            734
Sanofi SA                                                  19,251          3,168
Schneider SA                                               68,514          4,154
Scor SA                                                    28,200          1,864


                                                           International Fund 60

INTERNATIONAL FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER         VALUE
                                                             OF           (000)
                                                           SHARES           $
                                                          --------       -------

Sefimeg (Regd)                                               2,100           148
SGS Thomson Microelectronics (a)                            15,187         1,195
Sidel SA                                                    10,300           873
Simco (Regd)                                                 3,900           354
Societe Generale                                            21,939         3,551
Sodexho                                                      3,880           867
Suez Lyonnaise Des Eaux                                     55,220        11,338
Sylea                                                        2,800           155
Thomson-CSF                                                 56,118         2,409
Total Co. SA Class B                                        23,020         2,330
TV Francaise (TFI)                                           7,593         1,351
Union des Assurances Federales                               4,313           572
Usinor Sacilor                                             186,153         2,066
Valeo                                                       23,505         1,851
Vallourec (Usin)                                               460            18
Vivendi                                                     37,880         9,825
                                                                         -------
                                                                         105,465
                                                                         -------

GERMANY - 7.3%
Adidas AG                                                    8,000           869
Allianz AG (Regd)                                            6,260         2,295
BASF AG                                                     30,474         1,163
Bayer AG                                                    68,531         2,860
Bayer Motoren Werk                                             472           366
Bayerische Motoren Werke AG (a)                                 94            70
Bayerische Vereinsbank AG                                   30,429         2,383
Berliner Kraft-und Licht (Bewag) -
 Aktiengesellschaft Class A                                 50,100         1,353
Bilfinger & Berger BAU AG                                   10,700           273
Buderus AG                                                   1,277           465
Commerzbank AG                                              40,400         1,277
Continental AG                                              62,551         1,726
DaimlerChrysler AG (a)                                      28,011         2,765
Deutsche Bank AG                                            39,319         2,313
Deutsche Lufthansa AG                                       74,590         1,647
Deutsche Pfandbrief & Hypothekenbank AG                      8,000           701
Deutsche Telekom AG                                         28,683           943
Dresdner Bank AG                                            31,490         1,323
Fresenius Medical Care AG - ADR                             55,360         1,301
GEA AG (a)                                                  42,520         1,283
Gehe AG                                                     13,610           939
Gerresheimer Glas AG                                        11,350           165
Hannover Rueckversicherungs AG                               7,400           788
Hoechst AG                                                  53,490         2,218
Holzmann (Philipp) (a)                                       2,990           471
Hornback Baumarkt AG                                         1,949            70
IKB Deutsche Industriebank AG                                2,250            46
Karstadt AG                                                  2,200         1,148
KM Europa Metal AG (a)                                      10,000           576
Mannesmann AG (a)                                           55,499         6,360
Mannheimer Aktiengesellschaft                                  500           315
Merck KGAA                                                  55,800         2,511
Muenchener
 Rueckversicherungs-Gesellschaft AG (a)                      3,834         1,866
Phoenix AG                                                  11,000           209
Preussag AG                                                  6,180         2,792
Rhoen - Klinikum AG                                          1,762           175
RWE AG                                                      32,700         1,790
SAP AG                                                       3,510         1,516
Schering AG                                                  9,800         1,230
SGL Carbon AG                                                4,614           277
Siemens AG                                                 142,116         9,167
SKW Trostberg AG                                            24,600           627
Tarkett AG                                                  22,184           270
Veba AG                                                    122,446         7,325
Viag AG                                                        965           567
Volkswagen AG                                               28,960         2,312
Wella Aktiengesellschaft                                     1,630         1,145
                                                                         -------
                                                                          74,251
                                                                         -------

HONG KONG - 1.9%
Cathay Pacific Airways                                     441,000           438
Cheung Kong Holdings, Ltd.                                 322,000         2,317
China Telecom (Hong Kong) Ltd. (a)                          54,000            93
CLP Holdings, Ltd.                                         219,900         1,096
First Pacific Co.                                          505,434           241
Great Eagle Holdings                                       626,849           769
Guangshen Railway Co., Ltd.                              2,058,000           239
Hang Lung Development Co.                                  250,000           268
Hang Seng Bank                                             120,000         1,073
Henderson Investment, Ltd.                               1,368,000           803
Henderson Land
 Development Co., Ltd.                                      44,000           228
Hong Kong & China Gas
 1999 Warrants (a)                                          22,591             1
Hong Kong & China Gas Co., Ltd.                            512,006           651
Hong Kong Electric Holding, Ltd.                           694,000         2,105
Hong Kong Telecommunications, Ltd.                          89,200           156
HSBC Holdings (UK Regd) PLC                                 23,362           582
Hutchison Whampoa, Ltd.                                    313,000         2,212
Hysan Development                                          472,572           705
Jardine Strategic Holdings, Ltd. (a)                       571,437           829
National Mutual Asia                                       681,000           510
New World Development Co., Ltd.                            276,000           695
Orient Overseas International, Ltd.                        188,000            49
QPL International Holdings, Ltd.                           640,000            49
Sun Hung Kai Properties, Ltd.                              188,200         1,372
Tai Cheung Holdings                                         73,000            18
Television Broadcast                                       497,000         1,283
Vitasoy International Holdings, Ltd.                       500,000           182


61  International Fund

INTERNATIONAL FUND

                                                               DECEMBER 31, 1998

                                                                        MARKET
                                                         NUMBER          VALUE
                                                           OF            (000)
                                                         SHARES            $
                                                        --------       ---------

VTech Holdings, Ltd.                                     113,000             492
                                                                       ---------
                                                                          19,456
                                                                       ---------

IRELAND - 0.3%
CBT Group Public, Ltd. - ADR (a)                           8,879             132
Greencore Group PLC                                      124,400             574
Independent Newspapers PLC                               192,000             771
Irish Life PLC                                           120,000           1,132
Jefferson Smurfit Group PLC                              239,100             430
Waterford Wedgwood (Units)                               585,000             496
                                                                       ---------
                                                                           3,535
                                                                       ---------

ISRAEL - 0.2%
ForSoft, Ltd. (a)                                         28,700             296
Gilat Satellite Networks, Ltd. (a)                        22,350           1,232
                                                                       ---------
                                                                           1,528
                                                                       ---------

ITALY - 5.6%
Assicurazioni Generali SPA                                35,260           1,471
Banca Commerciale Italiana                               307,000           2,117
Banca Nazionale del Lavoro (a)                           801,489           2,397
Banca Pop di Bergamo CV                                    3,500              85
Banca Pop di Milano                                      316,643           2,873
Banco di Roma (a)                                      2,361,855           4,000
ENI SPA - ADR                                             34,000           2,304
Ente Nazionale Idrocarburi
 SPA (Regd)                                              697,873           4,558
Fiat SPA di Risp                                         264,358             528
Fila Holdings SPA - ADR                                   12,400              96
Gucci Group NV                                             3,080             150
Industrie Natuzzi SPA - ADR                               26,372             656
Istituto Bancario San Paolo di
 Torino - ADR (a)                                         21,945             785
Istituto Mobiliare Italiano SPA (a)                      322,783           5,700
Istituto Nazionale Delle Assicurazioni                   151,000             399
Italgas (Soc. Ital.)                                      24,591             133
Luxottica Group SPA - ADR                                 57,000             684
Magneti Marelli SPA                                       73,500             127
Mediaset SPA                                             447,452           3,626
Mediolanum SPA (a)                                       186,905           1,386
Mondadori (Arnoldo) Editore SPA                          142,200           1,879
Montefibre di Risp                                        90,000              72
Rinascente (LA)                                            8,500              87
Telecom Italia Mobile SPA                                129,246             954
Telecom Italia SPA                                     1,218,537           7,664
Telecom Italia SPA di Risp                               998,533           8,515
Unicredito Italiano                                      618,477           3,663
                                                                       ---------
                                                                          56,909
                                                                       ---------

JAPAN - 18.1%
Acom Co., Ltd.                                            18,000           1,156
Advantest                                                  1,830             116
Alps Electric Co.                                         10,000             184
Amada Co., Ltd.                                           49,000             237
Aoki International                                        27,000             120
Aoyama Trading Co.                                        52,300           1,462
Apic Yamada Corp.                                         25,200             103
Asahi Bank, Ltd.                                         232,000             850
Bank of Kyoto, Ltd.                                      138,000             696
Bank of Yokohama                                         240,000             575
Bridgestone Tire Corp.                                    51,000           1,157
Canon Chemicals, Inc.                                     14,300             145
Canon, Inc.                                              222,000           4,742
Chubu Electric Power Co., Inc.                            33,000             666
Chugai Pharmaceutical Co., Ltd.                          110,000           1,100
Citizen Watch Co., Ltd.                                   14,000              84
Credit Saison Co.                                         85,000           2,094
CSK Corp., Ltd.                                           85,000           1,955
Dai Ichi Kangyo Bank                                     198,000           1,054
Dai Ichi Pharmaceutical Co.                              114,000           1,925
Dai-Tokyo Fire & Marine                                  418,000           1,479
Daito Trust Construction                                  59,990             520
Daiwa House Industries Co.                                25,000             266
Daiwa Kosho Lease Co., Ltd.                              104,000             427
Daiwa Securities                                         100,000             341
DDI Corp.                                                    313           1,163
Deodeo Corp.                                              18,000             173
East Japan Railway Co.                                       192           1,072
Ebara Corp.                                               52,000             448
Eisai Co.                                                 66,100           1,286
Ezaki Glico Co.                                           76,000             435
Fanuc Co.                                                 21,400             733
Fuji Electric Co.                                        107,000             235
Fuji Machine Manufacturing Co.                            46,000           1,453
Fuji Oil Co.                                              78,000             479
Fujitsu Support and Service, Inc.                         10,000             721
Fujitsu, Ltd.                                            211,000           2,809
Furukawa Electric Co.                                    200,000             681
General Sekiyu KK                                         32,000             116
Heiwa Corp.                                               36,000             402
Hitachi Koki Co.                                          84,000             279
Hitachi, Ltd.                                            591,000           3,659
Hokkaido Electric Power Co., Inc.                         24,400             410
Honda Motor Co., Ltd.                                    108,000           3,544
Hoya Corp.                                                32,000           1,557
Intec, Inc.                                               52,000             472
Ishihara Sangyo (a)                                      140,000             229
Ishikawajima-Harima Heavy Industries                     281,000             497
Ito-Yokado Co., Ltd.                                     106,000           7,407


                                                          62  International Fund

INTERNATIONAL FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                          --------      --------

Itochu Corp.                                               200,000           386
Japan Tobacco, Inc.                                            241         2,409
Jeol                                                        50,000           241
Kandenko Co., Ltd.                                          56,000           378
Kao Corp.                                                  198,000         4,466
Kawasaki Steel Corp.                                       416,000           622
Kinki Coca-Cola Bottling                                    32,000           424
Kirin Beverage Corp.                                        18,000           355
Kirin Brewery Co.                                           54,000           688
Kissei Pharmaceutical Co.                                   35,000           618
Koa Fire & Marine                                           97,000           301
Kojima Co., Ltd.                                            19,100           362
Kokuyo Co., Ltd.                                            13,000           175
Komatsu Forklift Co., Ltd.                                  27,000           142
Komori Corp.                                                11,000           232
Kuraray Co., Ltd.                                           29,000           320
Kurimoto Iron Works                                         97,000           325
Kyocera Corp.                                               21,700         1,146
Kyushu Electric Power                                       13,100           249
Laox                                                        12,000            88
Mabuchi Motor Co., Ltd.                                     27,500         2,104
Makita Corp.                                               124,000         1,381
Marubeni Corp.                                             822,000         1,411
Marui Co., Ltd.                                             30,000           577
Maruichi Steel Tube                                         51,000           658
Matsumotokiyoshi                                            33,000         1,276
Matsushita Electric
 Industrial Co., Ltd.                                      303,000         5,358
Mikuni Coca-Cola Bottling                                    5,000           107
Minebea Co., Ltd.                                          254,000         2,907
Mitsubishi Chemical                                        441,000           928
Mitsubishi Corp.                                           120,000           690
Mitsubishi Electric Corp. (a)                              215,000           675
Mitsubishi Estate Co., Ltd.                                134,000         1,201
Mitsubishi Heavy Industries                                502,000         1,954
Mitsui Fudosan Co., Ltd.                                   182,000         1,376
Mitsui Marine & Fire
 Insurance Co., Ltd.                                        37,000           195
Mitsui O.S.K. Lines                                        156,000           251
Mitsui Trust & Banking Co., Ltd.                           375,000           428
Murata Manufacturing Co., Ltd.                              71,000         2,946
Namco                                                       40,000           803
NEC Corp.                                                   80,000           736
Nichido Fire & Marine                                          400             2
Nichiei Co., Ltd.                                           34,700         2,762
Nikko Securities Co., Ltd.                                 268,000           747
Nintendo Co., Ltd.                                           7,000           678
Nippon Denso Co.                                           133,000         2,459
Nippon Fire & Marine                                       113,000           416
Nippon Oil Co.                                             178,000           620
Nippon System Development                                   22,000           681
Nippon Telegraph & Telephone Corp.                             817         6,302
Nippon Yusen                                               344,000         1,086
Nishimatsu Construction                                    332,000         1,938
Nisshin Flour Milling Co., Ltd.                             38,000           317
Nomura Securities Co., Ltd.                                167,000         1,455
Noritake Co.                                               106,000           548
NTT Mobile Communication Network, Inc.  (a)                    192         7,897
Oki Electric Industries                                     54,000           159
Olympus Optical Co.                                        184,000         2,114
Osaka Gas Co.                                              178,000           612
Pioneer Electronics Corp.                                  151,000         2,531
Ricoh Co., Ltd.                                             94,000           866
Rinnai Corp.                                                78,000         1,363
Rohm Co.                                                    36,000         3,277
Roland Corp.                                                24,000           594
Ryohin Keikaku Co., Ltd.                                     5,500           732
Sakura Bank, Ltd.                                          745,000         1,707
Sangetsu Co.                                                 6,000            90
Sankyo Co., Ltd.                                            31,000           677
Sankyo Co., Ltd. GUNMA                                      53,000           886
Sankyo Seiko Co.                                           100,000           272
Sanwa Bank                                                 179,000         1,379
Sekisui Chemical Co., Ltd.                                 303,000         2,037
Sekisui House, Ltd.                                         73,000           772
Seven-Eleven Japan NPV                                       3,300           266
Sharp Corp.                                                 52,000           469
Shin-Etsu Chemical Co.                                      23,400           563
Shiseido Co., Ltd.                                          89,000         1,143
Shohkoh Fund & Co., Ltd.                                     1,870           602
Showa Shell Sekiyu                                          50,000           281
Skylark Co.                                                 54,300           807
Sony Corp.                                                  81,500         5,933
Sony Music Entertainment, Inc.                              23,000         1,058
Stanley Electric                                           116,000           386
Sumitomo Bank                                               72,000           739
Sumitomo Corp.                                              50,000           243
Sumitomo Electric Industries                                65,000           731
Sumitomo Forestry                                           76,000           545
Sumitomo Realty & Development                               52,000           169
Sumitomo Rubber Industries                                  22,000           105
Sumitomo Trust & Banking                                   324,000           860
Suzuki Motor Corp.                                          57,000           676
Tadano                                                      45,000           130
Takashimaya Co.                                             52,000           437
Takeda Chemical Industries                                  40,000         1,539
Takefuji Corp.                                              20,300         1,481
TDK Corp.                                                   10,000           914
Toc Co.                                                     50,000           453
Toda Corp.                                                  42,000           203
Toho Bank                                                  100,000           414


                                                           International Fund 63

INTERNATIONAL FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                          NUMBER          VALUE
                                                            OF            (000)
                                                          SHARES            $
                                                          --------        ------

Tohoku Electric Power                                      19,700            349
Tokio Marine & Fire Insurance Co.                          14,000            167
Tokyo Broadcasting                                         56,000            626
Tokyo Electric Power                                       93,700          2,312
Tokyo Electronics                                           5,900            224
Tokyo Gas Co.                                             822,000          2,160
Tokyo Steel Manufacturing                                  25,000            125
Toppan Printing                                            88,000          1,074
Torii Pharmaceutical Co., Ltd.                             22,800            617
Toshiba Corp.                                             461,000          2,744
Tostem Corp.                                               42,000            832
Toyo Seikan Kaisha, Ltd.                                   26,000            441
Toyota Motor Corp.                                        103,000          2,797
UNY Co., Ltd.                                              13,000            237
West Japan Railway Co.                                        346          1,530
Yamaha Motor Co.                                           56,000            361
Yamanouchi Pharmaceutical                                  64,000          2,061
Yamato Kogyo Co.                                           42,000            243
Yodogawa Steel Works, Ltd.                                 71,000            267
                                                                         -------
                                                                         183,893
                                                                         -------

LUXEMBOURG - 0.0%
Societe Europeene des Satellites (a)                          693            106
                                                                         -------

MALAYSIA - 0.2% (e)
Berjaya Leisure Berhad                                     60,000             20
Carlsberg Brewery Malaysia Berhad                         170,000            341
Commerce Asset Holdings                                   180,000             97
Golden Hope Plantation                                     50,000             38
Kumpulan Guthrie                                          392,000            177
Malayan Banking Berhad                                    233,000            330
Malaysian Airline System                                   50,000             19
Oriental Holdings Berhad                                   30,000             32
Perlis Plantations                                        216,000            155
Resorts World Berhad                                      543,000            439
Technical Resource Industries Berhad                      396,000            145
                                                                         -------
                                                                           1,793
                                                                         -------

MEXICO - 0.1%
Cemex SA de CV - ADR                                       19,000             83
Cemex SA de CV Class B NPV (a)                             24,709             62
Cemex SA de CV NPV (a)                                        741              2
Fomento Economico Mexicano
 SA de CV                                                  45,110            123
Gruma SA (a)                                               10,526            105
Gruma SA Series B NPV (a)                                  45,900            116
Grupo Industrial Maseca
 Series B NPV                                             131,263            106
Grupo Television SA de CV -
 GDR (a)                                                    5,409            133
Telefonos de Mexico SA
 Series L - ADR (a)                                        11,479            558
                                                                         -------
                                                                           1,288
                                                                         -------

NETHERLANDS - 5.8%
ABN Amro Holdings NV                                       109,323         2,299
AKZO Nobel NV                                                2,596           118
AKZO Nobel NV - ADR                                         34,600         1,544
ASM Lithography Holding NV (a)                              12,840           392
Benckiser NV Class B                                        18,000         1,178
Buhrmann NV (a)                                             58,613         1,048
CSM NV CVA                                                   8,507           491
Elsevier NV                                                 55,568           778
European Vinyls Corp.
 International NV                                            7,200            57
Fortis Amev NV                                              10,762           891
Heineken Holding NV Class A                                 15,624           748
Hollandsche Beton Groep NV                                  66,598           822
Hunter Douglas NV                                           41,887         1,387
ING Groep NV                                                59,403         3,620
Koninklijke Ahold NV                                       122,586         4,528
Koninklijke Boskalis Westminster NV                         23,905           386
Koninklijke KPN NV                                         145,684         7,289
Koninklijke KPN NV- ADR                                     37,523         1,886
Koninklijke Nedlloyd NV                                     45,000           611
Koninklijke Numico NV                                       22,686         1,081
Laurus NV (a)                                               33,861           854
Pakhoed Kon NV CVA                                          12,000           303
Philips Electronics NV                                      58,284         3,909
Philips Electronics NV - ADR                                21,200         1,435
Royal Dutch Petroleum Co.                                   62,176         3,094
Stork NV                                                    35,315           806
TNT Post Group NV                                           35,099         1,130
TNT Post Group NV - ADR                                     22,391           728
Unilever NV                                                 31,970         2,731
Vedior                                                      14,200           280
Vendex NV (a)                                               48,373         1,174
Verenigde Nederlandse
 Uitgeversbedrijven Verenigd Bezit                          91,726         3,457
Wereldhave NV                                                8,338           474
Wolters Kluwer CVA                                          32,030         6,851
                                                                         -------
                                                                          58,380
                                                                         -------

NEW ZEALAND - 0.3%
Air New Zealand Class B                                     69,400           109
Fletcher Challenge Paper                                   975,909           652
Telecom Corp. of New Zealand, Ltd.                         701,377         1,532
Telecom Corp. of New Zealand, Ltd. NPV                     213,565           927


                                                         International Fund  64

INTERNATIONAL FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                           NUMBER         VALUE
                                                             OF           (000)
                                                           SHARES           $
                                                          --------       -------

Wrightson, Ltd.                                            300,000            66
                                                                         -------
                                                                           3,286
                                                                         -------

NORWAY - 0.5%
Bergesen DY AS Series A                                      4,130            49
Christiania Bank OG Kreditkasse                             45,000           156
Fred. Olsen Energy ASA (a)                                  44,750           277
Norsk Hydro AS                                              19,216           650
Norske Skogindustrier AS Class A                             4,000           117
Nycomed Amersham PLC                                        98,300           686
Orkla ASA Class A (a)                                       40,396           603
Orkla ASA Class B (a)                                       29,732           389
Rieber & Son ASA Series B                                   44,000           324
Saga Petroleum AS Series A                                  20,070           184
Schibsted AS                                                51,600           652
Storebrand ASA Series A (a)                                 87,500           663
                                                                         -------
                                                                           4,750
                                                                         -------

PORTUGAL - 0.5%
Bco Pinto & Sotto Mayor SA                                  99,360         1,885
Jeronimo Martins SGPS                                       10,580           579
Portugal Telecom SA                                         55,508         2,546
                                                                         -------
                                                                           5,010
                                                                         -------

SINGAPORE - 0.6%
City Developments                                          113,000           489
Creative Technology, Ltd. (a)                               13,000           195
Development Bank of Singapore, Ltd.
 (Alien Market)                                            198,200         1,789
Jurong Shipyard                                            100,000           436
Mandarin Oriental
 International, Ltd. (a)                                   559,369           352
Overseas Union Enterprises                                 206,000           409
Singapore Land                                              46,000           102
Singapore Press Holdings, Ltd. (a)                         167,040         1,822
Straits Steamship Land, Ltd.                               110,000           119
                                                                         -------
                                                                           5,713
                                                                         -------

SPAIN - 3.9%
Acciona SA (a)                                              19,500         1,631
Acerinox SA                                                 32,500           756
Banco Bilbao Vizcaya SA                                     88,890         1,392
Banco Popular Espanol SA                                    31,500         2,372
Banco Santander SA (Regd)                                   25,916           514
Centros Commerciales Pryca                                  38,800         1,201
Corp. Fin. Reunida (a)                                      32,000           465
Corporacion Bancaria de Espana SA                           24,200         1,246
Corporacion Bancaria de Espana
 SA (Regd)                                                 280,638         7,257
Dragados y Construcciones SA                                 6,600           243
Endesa SA                                                   97,986         2,592
Fomento de Construcciones y Contratas
 SA                                                         10,700           794
Gas Natural SDG SA                                           3,102           337
Gas Y Electricidad SA Series 2                              19,741         1,959
Hidroelectrica del Cantabrico SA                             8,390           464
Iberdrola SA                                                78,083         1,459
Prosegur CIA de Seguridad
 SA (Regd.)                                                 55,000           640
Repsol SA                                                   32,853         1,750
Repsol SA - ADR                                             52,800         2,884
Tabacalera SA Class A (Regd.)                              169,425         4,268
Telefonica SA                                               91,909         4,081
Telefonica SA 1999 Rights (a)                               91,909            81
Union Electrica Fenosa SA                                   13,000           225
Viscofan Envoltura                                          17,325           560
                                                                         -------
                                                                          39,171
                                                                         -------

SWEDEN - 2.4%
ABB AB Series A                                           73,810             786
ABB AB Series B                                           67,000             709
Astra AB Series A                                         18,801             383
Astra AB Series B                                         50,046           1,016
Atlas Copco AB Series B                                   11,030             239
Autoliv, Inc.                                            100,830           3,611
BT Industries AB                                          22,000             320
Electrolux AB Series B (a)                               207,420           3,561
Esselte AB Series B                                        3,570              58
Gambro AB Series B (a)                                    53,500             579
Granges AB                                                 5,155              74
Hennes and Mauritz AB Series B                            11,270             918
Hoganas AB B Shares                                       27,450             448
Munksjo AB                                                50,800             350
NetCom Systems AB Series B (a)                            28,800           1,170
Nordbanken Holding AB                                     92,678             593
Om Gruppen AB (a)                                         52,600             660
Pharmacia & Upjohn, Inc.                                  23,300           1,319
Sandvik AB Series A                                        3,360              58
Sandvik AB Series B                                        9,820             169
Scandic Hotels AB                                         28,210           1,035
Scania AB Series A                                        31,200             572
Svenska Celluosa Series B                                 19,000             414
Svenska Handelsbank Series A                              44,000           1,852
Telefonaktiebolaget Ericsson (LM)
 Series B                                                 91,240           2,168
Tornet Fastighets AB                                      52,000             759
Volvo AB Series B                                         42,000             963
                                                                         -------
                                                                          24,784
                                                                         -------

65  International Fund

INTERNATIONAL FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                           --------      -------

SWITZERLAND - 5.0%
ABB AG                                                         336           394
Adecco SA                                                    1,379           629
Baloise Holding, Ltd.                                        1,325         1,374
Barry Callebaut AG (Regd)                                    3,415           776
Bobst AG (BR)                                                  300           371
Credit Suisse Group (Regd)                                   2,795           437
Forbo Holding AG (Regd)                                      3,380         1,476
Holderbank Financiere Glarus AG (BR)                           400           473
Lindt & Spruengli AG                                           160           419
Lindt & Spruengli AG (Regd)                                     10           262
Nestle SA (Regd)                                             3,826         8,328
Novartis AG (Regd.)                                          5,811        11,421
Phoenix Mecano (BR)                                            400           240
Publicitas Holdings SA - (Regd.)                             2,000           611
Roche Holdings Genusscheine
 AG NPV                                                        264         3,221
Sarna Kunststoff Holdings AG (Regd)                            250           359
Schweiz Ruckversicher (Regd)                                   460         1,199
Schweizerische Lebensversicherungs-und
 Rentenanstalt                                               1,729         1,284
SGS Holding (BR)                                               750           734
Sulzer AG (Regd)                                             2,400         1,461
Swisscom AG (Regd) (a)                                       5,500         2,302
Swisslog Holding AG                                          8,858           839
The Swatch Group AG                                          8,900         1,334
UBS AG (a)                                                  25,236         7,753
Zurich Allied AG (a)                                         3,880         2,874
                                                                         -------
                                                                          50,571
                                                                         -------

UNITED KINGDOM - 20.8%
Abbey National PLC                                          33,000           702
Airtours PLC                                               171,000         1,094
Allied Zurich AG (a)                                       132,232         1,987
Anglian Water PLC (a)                                      122,916         1,707
Arriva PLC                                                 237,166         1,482
ASDA-MFI Group PLC                                         889,879         2,388
Barclays Bank PLC                                          118,200         2,563
Bass PLC                                                    46,214           669
Berisford PLC                                              306,000           915
BG PLC                                                      36,441           234
Billiton PLC (a)                                           311,300           621
BOC Group PLC                                              106,466         1,527
British Aerospace PLC                                      602,465         5,135
British Airways PLC                                        140,580           967
British Airways PLC - ADR                                    8,270           561
British American Tobacco PLC                               154,932         1,364
British Petroleum Co. PLC                                  630,947         9,392
British Sky Broadcasting Group PLC                         302,258         2,290
British Steel PLC                                          343,600           521
British Telecom PLC                                        185,007         2,800
BTR PLC                                                    857,375         1,759
Bunzl PLC                                                  395,500         1,544
Burmah Castrol PLC                                          25,000           357
Cable & Wireless Communications PLC (a)                    156,100         1,424
Cable & Wireless PLC                                       241,560         2,954
Cadbury Schweppes PLC                                      101,228         1,732
Caradon PLC                                                 87,423           150
Centrica PLC (a)                                            35,500            73
Coats Viyella PLC                                          290,000           130
Commercial Union Assurance Co. PLC                         306,229         4,828
Compass Group PLC                                          122,200         1,395
Courtaulds Textile Co. PLC                                 130,000           350
Devro International PLC                                    210,000           604
Diageo PLC                                                 938,591        10,409
E D & F Man Group PLC                                      140,000           814
Elan Corp. PLC - ADR (a)                                    11,000           765
Electrocomponents PLC                                       27,000           178
EMI Group PLC                                              132,000           884
Energis PLC (a)                                             37,100           826
Fairview Holdings PLC (a)                                   79,719           118
First Leisure Corp. PLC                                    211,000           715
Flextech PLC (a)                                            80,000           811
Gallaher Group PLC                                          92,900           622
GKN PLC                                                     10,000           133
Glaxo Wellcome PLC                                         284,549         9,795
Glynwed International PLC                                  176,200           489
Granada Group PLC                                          253,000         4,435
Great University Stores PLC                                 90,000           949
Guardian Royal Exchange PLC                                353,333         1,978
Halifax PLC                                                 62,000           877
Hanson PLC                                                 190,375         1,515
Hays                                                        34,000           299
Heywood Williams Group PLC                                  21,666            77
Hillsdown Holdings PLC (a)                                 184,938           230
HSBC Holdings PLC                                           16,800           463
Hyder PLC                                                  135,333         1,709
Imperial Chemical Industries PLC                            85,000           736
Independent Newspapers PLC                                 149,535           634
Kingfisher PLC                                             270,314         2,928
Ladbroke Group, Ltd. PLC                                   252,500         1,015
Laing (John) PLC Class A NV                                 18,800            78
Laird Group PLC                                            240,830           652
LASMO PLC                                                  325,000           540
Lloyds TSB Group PLC                                       311,708         4,438
London Clubs International                                 200,000           545
LucasVarity PLC                                          1,549,347         5,174
Medeva PLC                                                 293,000           521
MEPC PLC                                                    27,086           180


                                                           International Fund 66

INTERNATIONAL FUND

                                                               DECEMBER 31, 1998

                                                                          MARKET
                                                          NUMBER          VALUE
                                                            OF            (000)
                                                          SHARES            $
                                                         --------        -------

MFI Furniture Group PLC                                  388,641             226
Mirror Group News PLC                                    805,000           2,009
Misys PLC (a)                                            197,800           1,453
Morgan Crucible PLC                                      249,188           1,143
National Power PLC                                        76,945             663
National Westminster Bank PLC                            139,000           2,690
Newsquest PLC                                            200,000             812
Northern Rock PLC                                         62,600             583
Nycomed Amersham PLC                                      49,217             339
Pearson PLC                                               36,000             716
PIC International Group PLC (a)                          300,000             379
Pilkington Brothers PLC                                  243,000             242
Powell Duffryn PLC                                        68,000             523
PowerGen PLC (a)                                         227,128           3,000
Premier Consolidated Oil PLC                             613,971             163
Premier Farnell PLC                                       69,000             183
Provident Financial PLC                                   92,228           1,353
Prudential Corp. PLC                                     117,000           1,785
Racal Electronics PLC                                    387,800           2,242
Railtrack Group PLC                                      323,720           8,444
Rank Group PLC                                            26,750             102
Reed International                                       548,080           4,353
Rentokil Initial PLC                                      43,000             325
Rio Tinto Corp. PLC (Regd)                               299,953           3,488
Rolls-Royce PLC                                           37,370             155
Royal & Sun Alliance Insurance Group
 PLC                                                     584,784           4,761
Royal Bank of Scotland Group PLC                          85,500           1,398
Safeway PLC                                              450,939           2,263
Sainsbury (J.) PLC                                       107,432             869
Shell Transportation & Trading PLC
 (Regd)                                                  786,000           4,832
Siebe PLC                                                 68,000             267
Smith & Nephew PLC                                       750,000           2,280
Smith (David S.) Holdings PLC                             43,000              76
SmithKline Beecham PLC                                   312,380           4,329
Somerfield PLC                                           753,211           5,031
South West Water PLC                                      95,738           1,851
Stagecoach Holdings PLC (a)                              760,800           3,046
Stakis PLC                                               665,442           1,095
Standard Chartered Bank Group PLC                        168,000           1,948
Storehouse PLC                                           497,533           1,124
Tarmac, Ltd. PLC                                       1,057,747           1,977
Tate & Lyle, Ltd. PLC                                     48,000             258
Taylor Woodrow PLC                                       238,743             591
Terranova Foods PLC (a)                                   79,719             146
Tesco Store Holdings PLC                                 169,389             492
Thames Water PLC (a)                                      30,250             583
Tomkins PLC                                              802,090           3,811
Trinity PLC                                               40,000             266
Unilever PLC                                             125,640           1,413
United Newspaper, Ltd. PLC                                52,200             454
United Utilities PLC                                      17,000             236
Vickers PLC                                              132,133             393
Vodafone Group PLC                                       586,681           9,533
WPP Group PLC                                            447,900           2,717
Zeneca Group PLC                                          70,600           3,076
                                                                       ---------
                                                                         211,238
                                                                       ---------

TOTAL COMMON STOCKS
(cost $812,104)                                                          936,894
                                                                       ---------

PREFERRED STOCKS - 1.0%
AUSTRALIA - 0.1%
News Corp., Ltd.                                          85,021             517
Sydney Harbour Casino Holdings, Ltd. (a)                 955,470             845
                                                                       ---------
                                                                           1,362
                                                                       ---------

BRAZIL - 0.0%
Banco Itau SA NPV                                        169,000              82
Petroleo Brasileiro SA NPV                             1,849,080             210
                                                                       ---------
                                                                             292
                                                                       ---------

FINLAND - 0.3%
Nokia Corp. - ADR                                         22,400           2,698
                                                                       ---------

GERMANY - 0.4%
Bayerische Motoren Werke AG (a)                              180              77
Draegerwerk AG                                               750              12
Dyckerhoff AG                                                250              69
Fielmann AG                                                2,133             102
Fresenius AG                                               5,010           1,055
Hornbach Holding AG                                        1,320              78
Hugo Boss                                                    200             384
M.A.N. AG                                                    250              51
ProSieben Media AG NV                                     11,555             534
Rheinmetall AG                                            26,500             498
SAP AG                                                       767             366
Volkswagen AG                                              8,400             419
                                                                       ---------
                                                                           3,645
                                                                       ---------

ITALY - 0.0%
Fiat SPA                                                 171,397             330
                                                                       ---------


67  International Fund

INTERNATIONAL FUND

                                                               DECEMBER 31, 1998

                                                                         MARKET
                                                      NUMBER              VALUE
                                                        OF                (000)
                                                      SHARES                $
                                                     --------            -------

JAPAN - 0.2%
Sanwa International Financial Bermuda
 Trust (conv.)                                      216,000,000            1,481
                                                                       ---------
TOTAL PREFERRED STOCKS
(cost $9,333)                                                              9,808
                                                                       ---------
                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)
                                                          $
                                                      -----------
LONG-TERM INVESTMENTS - 0.1%
JAPAN - 0.1%
Sumitomo Wiring Systems
 0.900% due 09/30/08                                   JPY25,000             179
Yamanouchi Pharmaceutical (conv.)
 1.250% due 03/31/14                                   JPY90,000           1,460
                                                                       ---------

TOTAL LONG-TERM INVESTMENTS
(cost $1,183)                                                              1,639
                                                                       ---------

SHORT-TERM INVESTMENTS - 5.0%
UNITED STATES - 5.0%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                                        42,423          42,423
United States Treasury Notes
 6.250% due 03/31/99 (c)                                   8,000           8,031
                                                                       ---------

TOTAL SHORT-TERM INVESTMENTS
(cost $50,454)                                                            50,454
                                                                       ---------

TOTAL INVESTMENTS - 98.5%
(identified cost $873,074)(d)                                            998,795

OTHER ASSETS AND LIABILITIES,
NET - 1.5%                                                                14,884
                                                                       ---------

NET ASSETS - 100.0%                                                    1,013,679
                                                                       =========

(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d) See note 2 for federal income tax information.
(e) The securities have been determined to be illiquid because they are restricted or because there is an exceptionally low trading volume in their primary trading market at December 31, 1998.


Abbreviations:
ADR - American Depositary Receipt
BR - Bearer
GDR - Global Depositary Receipt
NPV - No Par Value
NV - Nonvoting
PLC - Public Limited company

Foreign Currency Abbreviations:
AUD - Australian dollar
DEM - German mark
FIM - Finnish markka
FRF - French franc
GBP - British pound
JPY - Japanese yen
NZD - New Zealand dollar
USD - U.S. dollar


        The accompanying notes are an integral part of the financial statements.


                                                           International Fund 68

INTERNATIONAL FUND

                                                               DECEMBER 31, 1998

                                            UNREALIZED
                           NUMBER          APPRECIATION
                             OF           (DEPRECIATION)
                          CONTRACTS           (000)
                          ---------       --------------
FUTURES CONTRACTS
(Notes 2 and 3)

CAC-40 Index (France)
  expiration date 03/99         330       $          623
DAX index (Germany)
  expiration date 03/99          41                1,036
FTSE-100 Index (UK)
  expiration date 03/99         144                  661
TOPIX index (Japan)
  expiration date 03/99         131                 (525)
                                          --------------

Total Unrealized Appreciation
  (Depreciation) on Open Futures
  Contracts purchased (S)                 $        1,795
                                          ==============

 (S) At December 31, 1998, United States Treasury Notes valued at $8,031 were held as collateral in connection with futures contracts purchased by the Fund.

                                                                         MARKET
                                                             % OF         VALUE
 INDUSTRY DIVERSIFICATION                                    NET          (000)
 (Unaudited)                                                ASSETS          $
 ------------------------                                   --------     -------

Auto & Transportation                                        6.1%         62,102
Consumer Discretionary                                      18.9         191,289
Consumer Staples                                             6.6          66,661
Financial Services                                          17.9         181,720
Health Care                                                  6.6          67,147
Integrated Oils                                              2.3          23,856
Material & Processing                                       10.7         108,576
Miscellaneous                                                1.0           9,886
Other Energy                                                 2.4          24,082
Producer Durables                                            7.4          74,633
Technology                                                   3.3          33,824
Utilities                                                   10.2         102,926
Short-Term Investments                                       5.0          50,454
Long-Term Investments                                        0.1           1,639
                                                         ---------     ---------

Total Investments                                           98.5         998,795
Other Assets and Liabilities, Net                            1.5          14,884
                                                         ---------     ---------


NET ASSETS                                                 100.0%      1,013,679
                                                         =========     =========

                                                                        MARKET
                                                            % OF         VALUE
GEOGRAPHIC DIVERSIFICATION                                  NET          (000)
(Unaudited)                                                ASSETS          $
-----------------------------                              --------     --------

Europe                                                      45.3%        458,522
Japan                                                       18.4         187,013
United Kingdom                                              20.8         211,238
Pacific Basin                                                5.5          56,051
Latin America                                                0.3           3,336
United States (Short-Term
 Investments)                                                5.0          50,454
Other                                                        3.2          32,181
                                                         ---------     ---------

Total Investments                                           98.5         998,795
Other Assets and Liabilities, Net                            1.5          14,884
                                                         ---------     ---------


NET ASSETS                                                 100.0%      1,013,679
                                                         =========     =========


69  International Fund

INTERNATIONAL FUND

                                                               DECEMBER 31, 1998

FOREIGN CURRENCY EXCHANGE SPOT CONTRACTS
(Note 2)
                                           UNREALIZED
CONTRACTS TO  IN EXCHANGE                 APPRECIATION
  DELIVER         FOR      SETTLEMENT    (DEPRECIATION)
   (000)         (000)        DATE           (000)
------------  -----------  ----------   ----------------
USD       --  FIM       1   01/04/99    $             --
USD       46  GBP      28   01/05/99                  --
AUD      157  USD      96   01/05/99                  --
FRF      641  USD     114   01/29/99                  (1)
                                        ----------------
                                        $             (1)
                                        ================



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(Note 2)
                                                     UNREALIZED
CONTRACTS TO      IN EXCHANGE                       APPRECIATION
  DELIVER             FOR         SETTLEMENT       (DEPRECIATION)
   (000)             (000)           DATE              (000)
-------------    -------------   ------------     ----------------
USD    23,338    DEM    38,750     03/19/99       $              3
USD    14,783    GBP     8,850     03/19/99                   (114)
USD    10,952    JPY 1,250,000     03/19/99                    221
JPY 1,512,000    USD    12,667     02/26/99                   (809)
JPY 1,038,188    USD     7,500     08/05/99                 (1,949)
NZD     3,320    USD     1,766     03/04/99                     18
                                                  ----------------
                                                  $         (2,630)
                                                  ================



                                                           International Fund 70

INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per-share amounts)                December 31, 1998



ASSETS
Investments at market (identified cost $873,074)(Note 2)  ........ $    998,795
Foreign currency holdings (identified cost $10,782)  .............       10,826
Forward foreign currency exchange contracts (cost $71,006)
(Note 2)  ........................................................       71,117
Foreign currency exchange spot contracts (cost $256)(Note 2)  ....          256
Receivables:
 Dividends and interest ..........................................        1,017
 Investments sold ................................................        3,653
 Fund shares sold ................................................        4,124
 Foreign taxes recoverable .......................................          999
Short-term investments held as collateral for securities
 loaned, at market (Note 3)  .....................................       28,449
                                                                   ------------

   Total Assets ..................................................    1,119,236

LIABILITIES
Payables:
 Investments purchased ...........................      $    1,017
 Fund shares redeemed ............................           1,122
 Accrued fees to affiliates (Note 4)  ............             703
 Other accrued expenses ..........................             256
 Daily variation margin on futures contracts
 (Notes 2 and 3)  ................................               6
Forward foreign currency exchange contracts (cost
$71,006)(Note 2)  ................................          73,747
Foreign currency exchange spot contracts (cost
$256)(Note 2)  ...................................             257
Payable upon return of securities loaned, at
market (Note 3)  .................................          28,449
                                                        ----------

   Total Liabilities .............................................     105,557
                                                                   -----------

NET ASSETS ....................................................... $ 1,013,679
                                                                   ===========

NET ASSETS CONSIST OF:
Accumulated distributions in excess of net investment income ..... $    (4,172)
Accumulated net realized gain (loss)  ............................       8,449
Unrealized appreciation (depreciation) on:
 Investments .....................................................     125,721
 Futures contracts ...............................................       1,795
 Foreign currency-related transactions ...........................      (2,525)
Shares of beneficial interest ....................................         267
Additional paid-in capital .......................................     884,144
                                                                   -----------

NET ASSETS ....................................................... $ 1,013,679
                                                                   ===========

NET ASSET VALUE, offering and redemption price per share:
 ($1,013,679,204 divided by 26,655,882 shares of $.01 par value
   shares of beneficial interest outstanding)  ................... $     38.03
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

71  International Fund

INTERNATIONAL FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                Year Ended December 31, 1998



INVESTMENT INCOME:
Dividends .........................................................    $ 24,109
Dividends from Money Market Fund (Note 5)  ........................       2,254
Interest ..........................................................         585
Less foreign taxes withheld .......................................      (2,529)
                                                                       --------

  Total Investment Income .........................................      24,419

EXPENSES (Notes 2 and 4):
Advisory fees ........................................   $    7,667
Administrative fees ..................................           42
Custodian fees .......................................        1,819
Transfer agent fees ..................................          385
Professional fees ....................................           77
Registration fees ....................................           50
Trustees' fees .......................................            4
Miscellaneous ........................................           68
                                                         ----------

   Total Expenses .................................................      10,112
                                                                       --------

Net investment income .............................................      14,307
                                                                       --------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
 Investments .........................................       40,137
 Futures contracts ...................................       (1,710)
 Foreign currency-related transactions ...............          578      39,005
                                                         ----------
Net change in unrealized appreciation or
 depreciation of:
 Investments .........................................       72,914
 Futures contracts ...................................        2,816
 Foreign currency-related transactions ...............       (2,331)     73,399
                                                         ----------    --------

Net gain (loss) on investments ....................................     112,404
                                                                       --------

Net increase (decrease) in net assets
  resulting from operations .......................................    $126,711
                                                                       ========

        The accompanying notes are an integral part of the financial statements.

                                                          International Fund  72

INTERNATIONAL FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                    YEARS ENDED DECEMBER 31,

                                                        1998           1997
                                                     -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ...........................   $    14,307    $    11,499
 Net realized gain (loss).........................        39,005         41,977
 Net change in unrealized appreciation or
 depreciation ....................................        73,399        (46,787)
                                                     -----------    -----------
   Net increase (decrease) in net assets
   resulting from operations .....................       126,711          6,689
                                                     -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ...........................        (8,064)        (9,488)
 In excess of net investment income ..............        (7,643)        (4,696)
 Net realized gain on investments ................       (16,426)       (50,573)
 In excess of net realized gain on investments ...            --        (12,206)
                                                     -----------    -----------

   Total Distributions to Shareholders ...........       (32,133)       (76,963)
                                                     -----------    -----------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)......................       (53,634)        98,629
                                                     -----------    -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......        40,944         28,355

NET ASSETS
 Beginning of period .............................       972,735        944,380
                                                     -----------    -----------
 End of period (including accumulated
 distributions in excess of net
   investment income of $4,172 and $6,243,
   respectively)..................................   $ 1,013,679    $   972,735
                                                     ===========    ===========


The accompanying notes are an integral part of the financial statements.

73  International Fund

INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             YEARS ENDED DECEMBER 31,
                                                    --------------------------------------------------------------------------
                                                     1998              1997            1996             1995             1994
                                                    ------           ------           ------           ------           ------
NET ASSET VALUE, BEGINNING OF PERIOD ........   $    34.60         $  37.39         $  36.26         $  34.28         $  37.34
                                                 ---------          -------          -------          -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (b)  .................          .52              .46              .44              .48              .61
 Net realized and unrealized gain
 (loss) on investments ......................         4.10             (.28)            2.41             3.16              .65
                                                 ---------          -------          -------          -------          -------
   Total Income From Investment Operations ..         4.62              .18             2.85             3.64             1.26
                                                 ---------          -------          -------          -------          -------
DISTRIBUTIONS:
 Net investment income ......................         (.30)            (.37)            (.35)            (.64)            (.36)
 In excess of net investment income .........         (.29)            (.18)              --             (.08)              --
 Net realized gain on investments ...........         (.60)           (1.95)           (1.37)            (.94)           (3.73)
 In excess of net realized gain on
 investments ................................           --             (.47)              --               --             (.23)
                                                 ---------          -------          -------          -------          -------

   Total Distributions ......................        (1.19)           (2.97)           (1.72)           (1.66)           (4.32)
                                                 ---------          -------          -------          -------          -------

NET ASSET VALUE, END OF PERIOD ..............   $    38.03         $  34.60         $  37.39         $  36.26         $  34.28
                                                 =========          =======          =======          =======          =======

TOTAL RETURN (%)(a)  ........................        13.52              .58             7.98            10.71             5.38

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted) ...    1,013,679          972,735          944,380          796,777          674,180

 Ratios to average net assets (%)(a):
   Operating expenses, net ..................          .98             1.00             1.04              .88              .32
   Operating expenses, gross ................          .98             1.00             1.05              .89              .34
   Net investment income ....................         1.38             1.14             1.20             1.41             1.63

 Portfolio turnover rate (%)  ...............        64.47            79.45            42.69            36.78            71.09

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.


                                                          International Fund  74

FIXED INCOME I FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)


OBJECTIVE: To provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

INVESTS IN: Fixed-income securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy and employed three managers with distinct approaches to managing portfolios of intermediate-maturity, investment-grade fixed income securities.

                           [LINE GRAPH APPEARS HERE]

                Dates                    Fixed I++         LB Aggregate **          Lipper(R)Intermediate++++
                    *                      $10,000                 $10,000                            $10,000
                 1989                      $11,335                 $11,453                            $11,135
                 1990                      $12,311                 $12,480                            $11,923
                 1991                      $14,282                 $14,477                            $13,734
                 1992                      $15,319                 $15,548                            $14,659
                 1993                      $16,920                 $17,064                            $16,053
                 1994                      $16,418                 $16,566                            $15,517
                 1995                      $19,377                 $19,627                            $18,090
                 1996                      $20,104                 $20,340                            $18,665
                 1997                      $21,999                 $22,303                            $20,240
                 1998                      $23,841                 $24,241                            $21,745
--------------------------------------------------------------------------------------------------------------

        Total                             $181,906                $184,099                           $171,761
==============================================================================================================

FIXED INCOME I FUND                            LEHMAN BROTHERS AGGREGATE BOND INDEX

PERIODS ENDED   GROWTH OF      TOTAL             PERIODS ENDED       GROWTH OF            TOTAL
  12/31/98       $10,000      RETURN               12/31/98           $10,000            RETURN
------------- ----------- ---------------      ----------------   --------------   -------------------
1 Year         $  10,837      8.37%            1 Year               $  10,869             8.69%
5 Years        $  14,090      7.10%(S)         5 Years              $  14,206             7.27%(S)
10 Years       $  23,841      9.08%(S)         10 Years             $  24,241             9.26%(S)
                                               LIPPER(R) INTERMEDIATE INVESTMENT GRADE DEBT FUNDS
                                               BENCHMARK

                                                 PERIODS ENDED       GROWTH OF            TOTAL
                                                   12/31/98           $10,000            RETURN
                                               -----------------  --------------   -------------------
                                               1 Year               $  10,744            7.44%
                                               5 Years              $  13,546            6.26%(S)
                                               10 Years             $  21,745            8.08%(S)


75  Fixed Income I Fund

FIXED INCOME I FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)

PERFORMANCE REVIEW
For the year ended December 31, 1998, the Fixed Income I Fund reflected a total return of 8.4% as compared to the Lehman Brothers Aggregate Bond Index, which gained 8.7%. The Index outperformed primarily due to the Fund's emphasis on yield sectors, which lagged treasuries in virtually all categories. However, performance was favorable versus the Lipper(R) Intermediate Investment Grade Debt Funds Benchmark, which finished the year with a return of 7.4%.

PORTFOLIO HIGHLIGHTS:
Bonds produced returns slightly above long-term expectations in 1998. Falling yields and a flight to quality resulted in the outperformance of US treasuries relative to other sectors of the US bond market during the year. Spread sectors, including corporate bonds and mortgage- and asset-backed securities lagged due to severe credit spread widening during the third quarter. After trending toward historic lows over the past few years, credit spreads widened to their largest level in two decades, driven by increasing fears of a global recession. The Federal Reserve Board intervened during the third and fourth quarters, applying three separate interest rate cuts, which added a degree of liquidity to the market. Although this helped restore investor confidence, the subsequent narrowing of spreads failed to fully offset third quarter widening.

Given their emphasis on spread sectors to add value, the unexpected sudden and dramatic widening of credit spreads eroded the performance of most bond funds. The Fixed Income I Fund, which was overweighted in lower quality corporates and mortgage-backed securities, also found this to be true. However, the impact to the Fund's performance was minimal, due to effective security selection and yield curve strategies, as well as being longer in duration versus the Index for much of the year.


TOP TEN ISSUERS
(as a percent of Total Investments)                            December 31, 1998

Federal National Mortgage Association                                 16.0%
United States Treasury                                                15.6
Government National Mortgage Association                               8.9
Federal Home Loan Mortgage Corp.                                       6.9
Merrill Lynch & Co.                                                    1.9
Green Tree                                                             1.5
Tennessee Valley Authority                                             1.1
Ford Motor Credit Co.                                                  0.8
General Motors Acceptance Corp.                                        0.8
World Omni Automobile Lease Securitization Trust                       0.8

PORTFOLIO CHARACTERISTICS
                                                               December 31, 1998

Weighted Average Quality Diversification                                  AA1
Weighted Average Years-to-Maturity                                  9.7 Years
Weighted Average Duration                                           4.6 Years
Current Yield (SEC 30-day standardized)                                  5.5%
Number of Issues                                                          925
Number of Issuers                                                         607

MONEY MANAGERS                                                    STYLES

Lincoln Capital Management Co.                             Enhanced Core
Pacific Investment Management Co.                          Broad Market - Sector
                                                            Rotation
Standish, Ayer & Wood, Inc.                                Broad Market - Sector
                                                            Rotation


*    Assumes initial investment on January 1, 1989.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ Lipper(R) Intermediate (5-10 Yr.) Investment Grade Debt Funds Benchmark total return for the universe of funds within the Intermediate Investment Grade Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S)  Annualized.


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                         Fixed Income I Fund  76

FIXED INCOME I FUND

STATEMENT OF NET ASSETS

                                                               DECEMBER 31, 1998

                                                         PRINCIPAL        MARKET
                                                          AMOUNT          VALUE
                                                           (000)          (000)
                                                             $              $
                                                         ---------       -------
LONG-TERM INVESTMENTS - 96.8%
ASSET-BACKED SECURITIES - 10.6%
Advanta Home Equity Loan Trust
 Series 1991-1 Class A
 9.000% due 02/25/06                                              37          37
AFC Home Equity Loan Trust
 Series 1996-2 Class 1 A3
 7.590% due 09/25/27                                           1,441       1,442
Arcadia Automobile Receivables Trust
 Series 1998-A Class A4
 6.000% due 11/17/03                                             395         397
 Series 1998-B Class A3
 5.950% due 11/15/02                                             765         774
 Series 1998-D Class A3
 5.800% due 08/15/06                                             790         793
Associates Manufactured Housing
 Pass-Thru Certificates
 Series 1997-2 Class A3
 6.250% due 03/15/28                                           2,000       2,010
BankAmerica Manufactured
 Housing Contract
 Series 1997-1 Class A4
 6.195% due 06/10/10 (c)                                       1,000       1,020
Case Equipment Loan Trust
 Series 1998-A Class A4
 5.830% due 02/15/05                                           2,400       2,427
Chase Credit Card Master Trust
 Series 1997-3 Class A
 6.777% due 05/15/07                                           1,200       1,260
Chase Funding Mortgage Loan
 Series 1998-2 Class IIA2
 5.875% due 03/25/17                                           2,500       2,500
Circuit City Credit Card Master Trust
 Series 1994-2 Class A
 8.000% due 11/15/03                                           2,340       2,396
Citibank Credit Card Master Trust I
 Series 1997-3 Class A
 6.840% due 02/10/04 (c)                                       1,100       1,125
 Series 1998-6 Class A
 5.850% due 04/10/03                                           4,385       4,429
Contimortgage Home Equity Loan Trust
 Mortgage Pass-Thru Certificate
 Series 1994-4 Class A6
 8.270% due 12/15/24                                             325         337
 Series 1996-4 Class A9
 6.880% due 01/15/28                                           1,500       1,523
 Series 1997-2 Class A6
 7.120% due 03/15/16                                             825         844
Discover Card Master Trust I
 Series 1998-7 Class A
 5.600% due 05/15/06                                           1,325       1,327
Fleetwood Credit Corporation Grantor Trust
 Series 1997-B Class A
 6.400% due 05/15/13 (c)                                       3,392       3,452
Green Tree Financial Corp.
 Series 1996-9 Class A5
 7.200% due 01/15/28                                           1,000       1,027
 Series 1997-1 Class M1
 7.220% due 03/15/28 (c)                                       1,300       1,323
 Series 1998-6 Class A5
 6.060% due 04/01/18                                           2,205       2,213
Green Tree Home Improvement Loan Trust
 Series 1997-A Class HEA5
 7.210% due 03/15/28                                           1,735       1,775
 Series 1997-E Class HEA6
 6.620% due 01/15/29                                           1,620       1,653
 Series 1998-D Class HIA2
 5.940% due 06/15/29                                             755         757
 Series 1998-E Class HIA1
 5.907% due 08/15/07                                             765         766
Green Tree Lease Finance
 Series 1998-1 Class A4
 5.740% due 01/20/04                                             610         614
Green Tree Recreational, Equipment &
 Consumer Loan Trust
 Series 1997-3 Class A1
 6.550% due 07/15/28                                           2,587       2,626
 Series 1998-A Class A1C
 6.180% due 06/15/19                                             529         539
 Series 1998-C Class A4
 6.170% due 02/15/11                                           2,150       2,188
IMC Home Equity Loan Trust
 Series 1997-5 Class M1
 7.080% due 11/20/28 (c)                                       1,500       1,550
J.C. Penney Master Credit Card Trust
 Series E Class A
 5.500% due 06/15/07                                             975         969
Metris Master Trust
 Series 1996-1 Class A
 6.450% due 02/20/02                                           2,413       2,421
 Series 1997-1 Class A
 6.870% due 10/20/05                                           3,350       3,493
Newcourt Equipment Trust Securities
 Series 1998-1 Class A4
 5.393% due 05/20/04                                           4,000       3,990

77  Fixed Income I Fund

FIXED INCOME I FUND

                                                               DECEMBER 31, 1998

                                                         PRINCIPAL        MARKET
                                                          AMOUNT          VALUE
                                                           (000)          (000)
                                                             $              $
                                                         ---------       -------
Oakwood Mortgage Investors, Inc.
 Series 1997-D Class A3
 6.500% due 02/15/28                                         1,110         1,126
 Series 1998-A Class A2
 6.100% due 05/15/28                                         1,070         1,071
Onyx Acceptance Grantor Trust
 Series 1997-1 Class A
 6.550% due 09/15/03 (c)                                     1,070         1,084
 Series 1998-1 Class A
 5.950% due 07/15/04                                         2,217         2,225
 Series 1998-A Class A3
 5.850% due 08/15/02                                         2,280         2,292
 Series 1998-C Class A2
 5.550% due 09/15/01                                           330           330
 Series 1998-C Class A3
 5.650% due 04/15/02                                         1,735         1,738
Pacificamerica Home Equity Loan
 Series 1998-2 Class AF
 6.590% due 06/26/28 (c)                                     1,774         1,831
Preferred Credit Corp.
 Series 1997-1 Class A6
 7.590% due 07/25/26                                         1,050         1,106
Premier Auto Trust
 Series 1997-2 Class A5
 6.320% due 03/06/02                                         1,600         1,632
 Series 1998-3 Class A4
 5.960% due 10/08/02                                         1,050         1,064
 Series 1998-5 Class A4
 5.190% due 04/08/03                                         1,760         1,759
Providian Master Trust
 Series 1997-4 Class A
 6.250% due 06/15/07                                         2,330         2,379
Saxon Asset Securities Trust Co.
 Series 1997-1 Class AF2
 7.085% due 07/25/20                                         2,186         2,192
 Series 1998-4 Class AF3
 6.265% due 07/25/23                                         1,490         1,498
 Series 1998-4 Class AF6
 6.400% due 01/25/30                                         1,800         1,814
Sears Credit Account Master Trust
 Series 1998-1 Class A
 5.800% due 08/15/05                                           125           125
Team Fleet Financing Corp.
 Series 1997-1 Class A
 7.350% due 05/15/03                                         1,975         2,031
The Money Store Home Equity Loan Trust
 Series 1998-A Class AF5
 6.370% due 12/15/23                                         1,420         1,434
UCFC Home Equity Loan
 Series 1996-B1 Class A4
 7.525% due 12/15/17                                           860           878
Union Acceptance Corp.
 Series 1998-B Class A4
 5.900% due 02/09/04                                         1,670         1,692
USAA Auto Loan Grantor Trust
 Series 1998-1 Class A
 5.800% due 01/15/05                                         2,357         2,383
Wal-Mart Stores, Inc.
 Series 1994-B3
 8.800% due 12/30/14                                           360           456
WFS Financial Owner Trust
 Series 1998-A Class A4
 5.950% due 05/20/03                                         2,350         2,383
World Financial Network
 Credit Card Master Trust
 Series 1996-A Class A
 6.700% due 02/15/04 (c)                                     2,895         2,984
World Omni Automobile Lease
 Securitization Trust
 Series 1996-B Class A2
 6.200% due 11/15/02                                           767           769
 Series 1996-B Class A3
 6.250% due 11/15/02                                         2,475         2,492
 Series 1997-A Class A2
 6.750% due 06/25/03 (c)                                     1,991         2,044
 Series 1997-A Class B
 6.088% due 06/25/03 (c)                                       847           862
 Series 1997-B Class A3
 6.180% due 11/25/03                                         1,829         1,840
                                                                         -------
                                                                         103,511
                                                                         -------

BANKERS ACCEPTANCE NOTES - 0.1%
Mellon Bank, NA
 7.625% due 09/15/07                                           510           577
                                                                         -------

CORPORATE BONDS AND NOTES - 20.0%
Air Products & Chemicals, Inc.
 8.750% due 04/15/21                                           300           383
Allegiance Corp.
 7.300% due 10/15/06                                           900           953
 7.000% due 10/15/26                                           100           106
America West Airlines, Series A
 6.850% due 07/02/09                                           573           594
American Express Co.
 8.500% due 08/15/01                                            45            48
American Health Properties, Inc.
 7.050% due 01/15/02                                           650           676

                                                          Fixed Income I Fund 78

FIXED INCOME I FUND

                                                               DECEMBER 31, 1998

                                                          PRINCIPAL       MARKET
                                                           AMOUNT         VALUE
                                                            (000)         (000)
                                                              $             $
                                                          ---------      -------

American Stores Co.
 8.000% due 06/01/26                                            875        1,030
Analog Devices, Inc.
 6.625% due 03/01/00                                            225          228
Appalachian Power Co.
 6.800% due 03/01/06                                          1,250        1,335
Archer Daniels Co.
 8.375% due 04/15/17                                            900        1,124
Aristar, Inc.
 6.300% due 07/15/00                                          1,040        1,048
 7.750% due 06/15/01                                            600          626
Associates Corp. of North America
 Series H (MTN)
 6.500% due 10/15/02                                            400          413
 7.090% due 04/11/03                                            400          424
 5.750% due 11/01/03                                          3,000        3,027
AT&T Capital Corp.
 5.438% due 04/01/99 (c)                                      1,000        1,000
AT&T Corp.
 8.625% due 12/01/31                                            440          494
Atlantic Richfield Co.
 9.125% due 08/01/31                                            700          958
Avco Financial Services, Inc.
 5.750% due 01/23/01 (MTN)                                    2,270        2,279
 6.000% due 08/15/02                                            400          405
Baltimore Gas & Electric Co.
 6.500% due 02/15/03                                            550          572
Banc One Corp.
 7.250% due 08/01/02                                            790          832
Banco De Latinoamerica
 6.500% due 04/02/01                                          1,400        1,426
Bank of New York, Inc.
 7.875% due 11/15/02                                            500          541
Bank One Corp.
 8.100% due 03/01/02                                            415          445
Bank One, Columbus, Ohio
 7.375% due 12/01/02                                            195          208
BankAmerica Corp.
 6.850% due 03/01/03                                            425          445
Barnett Bank, Inc.
 6.900% due 09/01/05                                            665          711
Baxter International Inc.
 6.630% due 02/15/28                                          1,150        1,155
Bear Stearns Co., Inc. (MTN) (c)
 5.737% due 02/16/01                                          1,800        1,798
Bell Telephone Co. of Pennsylvania
 8.350% due 12/15/30                                            645          840
BellSouth Telecommunications
 7.000% due 12/01/95                                            295          324
Beneficial Corp.
 8.400% due 05/15/08                                            757          876
Campbell Soup Co.
 8.875% due 05/01/21                                            500          665
Cardinal Health, Inc.
 6.250% due 07/15/08                                            600          615
Carolina Power & Light Co.
 6.875% due 08/15/23                                            250          263
Case Corp.
 7.250% due 08/01/05                                            395          408
 7.250% due 01/15/16                                            400          403
Caterpillar Financial Services (MTN)
 9.500% due 02/06/07                                             80           98
Caterpillar, Inc.
 8.000% due 02/15/23                                            750          887
Central Fidelity Banks, Inc.
 8.150% due 11/15/02                                            280          306
Central Power & Light Co.
 Series FF
 6.875% due 02/01/03                                            550          579
Champion International Corp.
 6.400% due 02/15/26                                            570          585
Chesapeake & Potomac Telephone Co.
 8.375% due 10/01/29                                            405          526
Chevron Corp.
 Profit Sharing Savings Plan Trust Fund
 8.110% due 12/01/04                                            354          384
Choice Hotels International, Inc.
 7.125% due 05/01/08                                          1,250        1,293
Chrysler Financial Corp. (MTN)
 6.080% due 03/12/01                                          1,550        1,577
Cincinnati Bell Telephone Co.
 6.300% due 12/01/28                                            650          657
Cincinnati Gas & Electric Co.
 7.200% due 10/01/23                                            250          257
CIT Group, Inc.
 6.150% due 12/15/02 (MTN)                                      300          305
 5.625% due 10/15/03                                          2,100        2,099
Citicorp
 5.350% due 05/24/01 (MTN)(c)                                 2,000        1,994
 5.375% due 05/24/01 (MTN)(c)                                 3,000        3,000
 9.500% due 02/01/02                                            195          216
 7.125% due 06/01/03                                            485          513
Citigroup, Inc.
 6.875% due 02/15/98                                            920          918
City National Bank
 6.375% due 01/15/08                                            575          592
Coca Cola Enterprises, Inc.
 7.000% due 10/01/26                                            665          728

79  Fixed Income I Fund

FIXED INCOME I FUND

                                                               DECEMBER 31, 1998

                                                         PRINCIPAL        MARKET
                                                          AMOUNT          VALUE
                                                           (000)          (000)
                                                             $              $
                                                         ---------       -------

Colonial Realty LP (MTN)
 6.980% due 09/26/05                                            500          481
Comerica Bank
 6.000% due 10/01/08                                            275          279
Commercial Credit Group, Inc.
 6.000% due 06/15/00                                            500          504
 5.750% due 07/15/00                                            255          256
 7.875% due 07/15/04                                            500          553
 6.500% due 06/01/05                                            300          313
 8.700% due 06/15/10                                            795          968
Commonwealth Edison Co.
 Series 85
 7.375% due 09/15/02                                          1,120        1,182
Conagra, Inc. (MTN)
 8.100% due 05/20/02                                            300          323
Consolidated Rail Corp.
 Pass-thru Certificate Structured Note
 Series 1995 Class A
 6.760% due 05/25/15                                            551          568
Constitution Capital Trust I
 9.150% due 04/15/27                                            700          906
CoreStates Capital Corp.
 5.875% due 10/15/03                                            750          758
Cox Communications, Inc.
 6.500% due 11/15/02                                            600          620
 6.690% due 09/20/04 (MTN)                                      500          525
Crown Cork & Seal Finance PLC
 7.000% due 12/15/06                                            850          855
CSX Corp.
 7.900% due 05/01/17                                            500          563
DaimlerChrysler AG
 7.450% due 03/01/27                                            990        1,136
Dillards, Inc.
 6.430% due 08/01/04                                          1,175        1,177
Dole Food Co., Inc.
 6.750% due 07/15/00                                            280          280
Duke Energy Corp.
 6.875% due 08/01/23                                            600          602
Duke Power Co.
 7.000% due 07/01/33                                          1,030        1,073
Excel Realty Trust, Inc.
 6.875% due 10/15/04                                            925          967
Federal Express Corp.
 7.600% due 07/01/97                                            400          401
Federated Department Stores, Inc.
 6.125% due 09/01/01                                          1,100        1,112
Fifth Third Bank
 6.750% due 07/15/05                                            900          945
Finova Capital Corp.
 5.875% due 10/15/01                                            600          600
 7.125% due 05/01/02                                          1,100        1,140
First Bank Systems, Inc.
 8.000% due 07/02/04                                          1,050        1,166
First Chicago Corp. (MTN)
 5.502% due 11/14/01(c)                                       3,000        2,967
First Interstate Bancorp (MTN)
 9.375% due 01/23/02                                            225          249
First Tennessee Bank
 Series BKNT
 5.750% due 12/01/08                                          1,325        1,310
First Union Institutional
 Capital Trust I
 8.040% due 12/01/26                                            100          110
First Union National Bank
 5.800% due 12/01/08                                            800          798
First Union National Bank, Newark (MTN)
 7.125% due 10/15/06                                            555          608
Fleet Financial Group, Inc.
 6.875% due 03/01/03                                            350          365
 8.125% due 07/01/04                                            675          754
Florida Residential Property & Casualty
 Insurance Co.
 Series 1997-A
 7.250% due 07/01/02                                          1,100        1,138
Florida Windstorm
 6.500% due 08/25/02                                          1,125        1,162
Ford Motor Credit Co.
 8.375% due 01/15/00                                            425          438
 7.750% due 11/15/02                                          5,000        5,385
 6.125% due 04/28/03                                          2,380        2,431
 6.750% due 05/15/05                                            425          450
Fort James Corp.
 6.625% due 09/15/04                                          1,225        1,248
Fortune Brands, Inc.
 7.875% due 01/15/23                                            400          459
General Electric Capital Corp.
 8.300% due 09/20/09                                            470          576
 6.660% due 05/01/18 (c)                                      1,025        1,045
General Motors Acceptance Corp.
 5.480% due 12/16/02 (MTN)                                    3,075        3,070
 6.750% due 03/15/03                                          5,000        5,218
Goldman Sachs Group
 5.528% due 01/15/01 (c)                                      1,500        1,497
Grand Metropolitan Investment Corp.
 7.450% due 04/15/35                                            425          492
GTE California, Inc.
 6.750% due 05/15/27                                            600          637

                                                          Fixed Income I Fund 80

FIXED INCOME I FUND

                                                               DECEMBER 31, 1998

                                                         PRINCIPAL        MARKET
                                                          AMOUNT          VALUE
                                                           (000)          (000)
                                                             $              $
                                                         ---------       -------

Heller Financial, Inc.
 6.440% due 10/06/02                                         1,100         1,121
Hertz Corp.
 7.625% due 08/01/02                                           450           476
 9.000% due 11/01/09                                           390           472
Homeside, Inc.
 11.250% due 05/15/03                                        1,175         1,352
Household Finance Corp. (MTN)
 6.125% due 07/15/02                                         2,100         2,094
IMC Global, Inc.
 6.500% due 08/01/03                                         1,000           976
International Business Machines Corp.
 7.125% due 12/01/96                                         1,200         1,345
International Lease Finance Corp.
 6.375% due 08/01/01                                           300           306
 6.375% due 02/15/02                                         1,200         1,225
 8.375% due 12/15/04                                           900         1,016
International Paper Co.
 9.400% due 06/01/02                                           600           662
IRT Property Co.
 7.250% due 08/15/07                                         1,325         1,292
ITT Financial Corp.
 7.400% due 11/15/25                                         1,165         1,153
Jackson National Life Insurance Co.
 8.150% due 03/15/27                                         1,150         1,321
JPM Capital Trust I
 7.540% due 01/15/27                                           285           299
Kansas Gas & Electric Co.
 6.500% due 08/01/05                                           200           204
Kern River Funding Corp., Series B
 6.720% due 09/30/01                                         1,025         1,060
Key Bank Corp.
 8.000% due 07/01/04                                           200           223
 7.500% due 06/15/06                                           875           967
 6.500% due 04/15/08                                           650           685
Liberty Mutual Insurance Co.
 7.697% due 10/15/97                                         1,850         1,913
Lincoln National Corp.
 7.250% due 05/15/05                                           450           480
 7.000% due 03/15/18                                           600           630
Loral Corp.
 7.000% due 09/15/23                                           900           941
Lowes Companies, Inc.
 6.875% due 02/15/28                                         1,020         1,071
Martin Marietta Corp.
 7.000% due 03/15/11                                           325           325
Mattel, Inc.
 6.000% due 07/15/03                                         1,100         1,111
Mellon Capital II
 Series B
 7.995% due 01/15/27                                           370           411
Merck & Co., Inc.
 5.950% due 12/01/28                                           725           724
Merrill Lynch & Co.
 6.000% due 02/12/03                                           550           558
Mirage Resorts, Inc.
 6.625% due 02/01/05                                         1,070         1,039
Nabisco, Inc.
 6.375% due 02/01/35                                         1,000           968
Natexis Ambs Co., LLC, Series A
 8.440% due 12/29/49                                           325           307
New England Telephone & Telegraph Co.
 7.875% due 11/15/29                                           430           530
News America Holdings, Inc.
 8.875% due 04/26/23                                           575           697
 7.750% due 01/20/24                                           600           647
Norfolk Southern Corp.
 7.350% due 05/15/07                                         1,000         1,106
Northwestern Bell Telephone Co.
 7.750% due 05/01/30                                           455           524
Norwest Corp., Series H (MTN)
 6.750% due 06/15/07                                           150           160
Norwest Financial, Inc.
 6.375% due 11/15/01                                           750           769
 6.250% due 11/01/02                                           425           436
 6.375% due 11/15/03                                           650           674
NYNEX Corp.
 9.550% due 05/01/10                                           542           670
Occidental Petroleum Corp.
 8.500% due 11/09/01 (MTN)                                     295           314
 10.125% due 11/15/01                                          255           279
Panamsat Corp.
 6.125% due 01/15/05                                           700           688
Pennsylvania Power & Light Co.
 6.875% due 03/01/04                                         1,200         1,263
Philip Morris Cos., Inc.
 6.150% due 03/15/00                                         2,900         2,924
 7.000% due 07/15/05                                         1,700         1,808
 6.950% due 06/01/06                                           380           405
 7.200% due 02/01/07                                         2,000         2,172
 7.650% due 07/01/08                                           395           447
Pitney Bowes Credit Corp.
 8.550% due 09/15/09                                           780           963
PNC Funding Corp.
 6.875% due 07/15/07                                         1,100         1,175
Praxair, Inc.
 6.850% due 06/15/05                                           880           899

81  Fixed Income I Fund

FIXED INCOME I FUND

                                                               DECEMBER 31, 1998

                                                          PRINCIPAL       MARKET
                                                           AMOUNT         VALUE
                                                            (000)         (000)
                                                              $             $
                                                          ---------      -------

Provident Cos., Inc.
 6.375% due 07/15/05                                          1,200        1,238
Ralston Purina Co.
 7.875% due 06/15/25                                            845          956
Raytheon Co.
 6.300% due 03/15/05                                          1,020        1,045
Realty Income Corp.
 7.750% due 05/06/07                                          1,500        1,421
Reliastar Financial Corp.
 6.500% due 11/15/08                                            650          658
Republic of New York Corp.
 9.750% due 12/01/00                                            130          140
 8.250% due 11/01/01                                            240          257
 7.875% due 12/12/01                                            300          319
Rite Aid Corp.
 6.700% due 12/15/01                                          1,100        1,128
Ryder System, Inc., Series P
 6.600% due 11/15/05                                            650          653
Safeco Capital Trust I
 8.072% due 07/15/37                                            300          334
Safeco Corp. (MTN)
 7.020% due 09/18/02                                          1,050        1,106
Safeway, Inc.
 6.050% due 11/15/03                                            500          503
Salomon Smith Barney Holdings, Inc.
 6.250% due 06/15/05                                          1,500        1,514
Sears Roebuck Acceptance Corp.
 7.030% due 06/04/03 (MTN)                                      800          842
 6.750% due 01/15/28                                            950          958
 Series II (MTN)
 6.690% due 04/30/01                                            975        1,001
Service Corp. International
 6.750% due 06/01/01                                            400          409
 7.375% due 04/15/04                                            800          849
Shopping Center Associates
 6.750% due 01/15/04                                            750          741
Socgen Real Estate Co., LLC
 Series A
 7.640% due 12/29/49 (g)                                        540          506
Southern California Edison Co.
 6.375% due 01/15/06                                          1,200        1,256
Spieker Properties (MTN)
 8.000% due 07/19/05                                            800          826
Sprint Capital Corp.
 6.125% due 11/15/08                                          1,100        1,124
Star Banc Corp.
 5.875% due 11/01/03                                            350          352
Summit Properties Partnership, L.P.
 7.200% due 08/15/07                                            550          525
Suntrust Banks, Inc.
 7.375% due 07/01/02                                            575          610
 6.250% due 06/01/08                                            160          166
TCI, Inc.
 9.800% due 02/01/12                                            425          568
Temple Inland, Inc.
 7.250% due 09/15/04                                            575          618
Texaco Capital, Inc.
 9.750% due 03/15/20                                            625          872
 8.875% due 09/01/21                                            440          567
TIG Capital Trust I
 8.597% due 01/15/27                                          1,225        1,383
Time Warner, Inc.
 7.975% due 08/15/04                                            450          499
 8.110% due 08/15/06                                            900        1,026
 8.180% due 08/15/07                                            900        1,043
 6.875% due 06/15/18                                          1,050        1,100
Union Carbide Chemicals & Plastics
 7.875% due 04/01/23                                            835          861
Union Oil Co. (MTN)
 9.400% due 02/15/11                                            390          502
Union Pacific Corp.
 7.600% due 05/01/05                                            350          376
Union Pacific Railroad Trust
 Pass-thru Certificate
 Series 1996-A2
 7.060% due 05/15/03                                            450          481
Union Planters Bank
 6.500% due 03/15/18                                            700          717
United Technologies Corp.
 8.750% due 03/01/21                                            445          581
US Bank National Association Minnesota
 5.647% due 12/19/01 (c)                                      3,000        3,025
 5.625% due 11/30/05                                          1,000          997
USX Marathon Group
 8.500% due 03/01/23                                            930        1,026
Virginia Electric & Power Co.
 8.750% due 04/01/21                                            335          363
Wachovia Corp.
 6.800% due 06/01/05                                            280          296
 5.625% due 12/15/08                                          1,350        1,341
Walt Disney Co., Series E (MTN)
 5.125% due 12/15/03                                            325          322
Wells Fargo & Co.
 6.875% due 04/01/06                                            500          531
 7.125% due 08/15/06                                          1,225        1,330
Whirlpool Corp.
 9.500% due 06/15/00                                            400          420

                                                          Fixed Income I Fund 82

FIXED INCOME I FUND

                                                               DECEMBER 31, 1998

                                                         PRINCIPAL        MARKET
                                                          AMOUNT          VALUE
                                                           (000)          (000)
                                                             $              $
                                                         ---------       -------

Willamette Industries, Inc.
 7.850% due 07/01/26                                           750           813
Wisconsin Central Transportation Corp.
 6.625% due 04/15/08                                         1,190         1,207
World Financial Properties Tower
 Series 1996 WBF-B
 6.910% due 09/01/13                                         1,291         1,311
Worldcom, Inc.
 6.400% due 08/15/05                                           600           623
 6.950% due 08/15/28                                         1,300         1,395
                                                                         -------
                                                                         195,760
                                                                         -------

EURODOLLAR BONDS - 1.9%
Australian Gas Light Co.
 6.400% due 04/15/08                                         2,000         2,033
Bear Stearns Companies, Inc. (MTN)
 5.601% due 03/18/05 (c)                                     2,000         1,930
Hutchison Whampoa Finance, Ltd.
 7.450% due 08/01/17                                           900           779
Merita Bank, Ltd.
 7.150% due 12/29/49 (g)                                       250           242
 7.500% due 12/29/49 (g)                                       675           659
Merrill Lynch & Co. (MTN)
 5.226% due 10/01/03 (c)                                     5,250         5,192
Nationsbank Corp. (MTN)
 5.371% due 06/17/02 (c)                                     3,000         2,978
Ontario, Province of
 7.375% due 01/27/03                                           450           485
 5.500% due 10/01/08                                         1,325         1,330
SCL Term Aereo Santiago SA
 6.950% due 07/01/12                                         3,000         2,998
Skandinaviska Enskilda Banken
 8.125% due 09/06/49 (g)                                       375           413
                                                                         -------
                                                                          19,039
                                                                         -------

MORTGAGE-BACKED SECURITIES - 38.6%
ACLC Franchise Loan Receivables
 1997 Pass-thru Class A1
 7.120% due 03/15/12                                           909           945
BKB Commercial Mortgage Trust
 Series 1997-C1 Class B
 7.218% due 04/25/00 (c)                                       531           529
Capita Equipment Receivables Trust
 Series 1996-1 Class A4
 6.280% due 06/15/00                                         1,030         1,036
Chase Commercial Mortgage Securities Corp.
 Series 1997-1 Class E
 7.370% due 12/19/07 (c)                                     1,000           959
Commercial Mortgage Acceptance Corp.
 Series 1997-ML1 Class A1
 6.500% due 11/15/04 (c)                                     1,327         1,365
Credit Suisse First Boston
 Mortgage Securities Corp.
 Series 1998-C2 Class A1
 5.960% due 12/15/07                                         4,150         4,196
Delta Funding Home Equity Loan Trust
 Series 1997-3 Class M1F
 7.080% due 10/25/28                                         1,200         1,150
DLJ Commercial Mortgage Corp.
 Series 1998-CF2 Class A1A
 5.880% due 11/12/31                                         2,670         2,687
Federal Home Loan Mortgage Corp. (b)
 6.500% 15 Year TBA Gold                                       210           213
 6.000% 30 Year TBA Gold                                     8,100         8,001
 6.500% 30 Year TBA Gold                                     6,500         6,547
Federal Home Loan Mortgage Corp.
 Participation Certificate
 6.500% due 2003                                               355           357
 7.000% due 2003                                                13            13
 7.500% due 2007                                               190           196
 7.000% due 2008                                               371           378
 6.500% due 2009                                               341           347
 7.500% due 2009                                             1,443         1,486
 8.000% due 2009                                               123           127
 6.000% due 2010                                               227           229
 7.000% due 2010                                             1,861         1,902
 8.000% due 2010                                               482           497
 6.000% due 2011                                             2,354         2,367
 6.500% due 2011                                             2,427         2,466
 7.000% due 2011                                               213           218
 7.500% due 2011                                                49            50
 6.000% due 2012                                               177           178
 6.500% due 2012                                                38            38
 7.500% due 2012                                               992         1,019
 6.000% due 2013                                             1,164         1,168
 6.500% due 2013                                             5,698         5,782
12.000% due 2014                                               174           196
 6.500% due 2016                                               418           425
 9.000% due 2016                                             1,079         1,149
12.500% due 2016                                               122           139
 9.000% due 2017                                                29            30
 9.000% due 2018                                             1,659         1,769
 9.000% due 2020                                             1,056         1,130
 6.500% due 2024                                             4,382         4,416
 7.500% due 2024                                               139           143
 8.000% due 2025                                             8,429         8,802
 8.500% due 2025                                               779           816
 9.000% due 2025                                               707           749

83  Fixed Income I Fund

FIXED INCOME I FUND

                                                               DECEMBER 31, 1998

                                                           PRINCIPAL      MARKET
                                                            AMOUNT        VALUE
                                                             (000)        (000)
                                                               $            $
                                                           ---------     -------

 7.500% due 2026                                                 75           77
 9.000% due 2026                                                 16           17
 7.000% due 2027                                                897          914
 8.500% due 2027                                              2,319        2,427
 6.000% due 2028                                              1,212        1,198
 6.500% due 2028                                                790          796
 7.000% due 2028                                                739          753
 7.500% due 2028 (h)                                          4,282        4,397
 8.000% due 2028                                                427          442
 8.500% due 2028 (h)                                            562          588
Federal Home Loan Mortgage Corp.
 Series K Class 5
 7.760% due 05/01/12                                          1,237        1,338
Federal Housing Authority
 Project 68
 7.430% due 06/27/21                                          1,318        1,360
Federal National Mortgage Association Pools
 7.000% due 1999                                                449          448
 7.500% due 1999                                              4,764        4,893
 7.000% due 2000                                                427          428
 8.000% due 2002                                                579          587
 7.000% due 2003                                                394          398
 7.500% due 2003                                                699          708
 8.000% due 2003                                                270          273
 6.500% due 2004                                                207          209
 8.000% due 2004                                                 56           57
 8.000% due 2005                                                 31           31
 7.200% due 2007                                                983        1,076
 6.000% due 2008 (h)                                          5,040        5,320
 6.500% due 2008                                              1,041        1,056
 6.500% due 2009                                              7,712        7,827
 6.500% due 2010                                                307          312
10.500% due 2010                                                  4            4
 6.500% due 2011                                                649          658
 8.000% due 2011                                                169          174
 6.500% due 2012                                                824          836
 7.000% due 2012                                                 35           36
 7.500% due 2012                                                452          464
 6.000% due 2013                                                 87           87
 6.500% due 2013                                              1,397        1,417
 7.000% due 2013                                                416          425
 7.500% due 2017                                                 28           28
 8.000% due 2017                                                 38           39
 9.000% due 2017                                                403          429
 6.500% due 2024                                              4,064        4,094
 7.500% due 2024                                              2,007        2,062
 8.000% due 2024                                              3,268        3,387
 8.500% due 2024                                                544          570
 8.000% due 2025                                              1,921        1,990
 8.500% due 2025                                              1,323        1,386
 8.500% due 2026                                              2,455        2,571
 7.000% due 2027                                              1,353        1,380
 7.500% due 2027                                              6,502        6,679
 8.000% due 2027                                              2,016        2,087
 9.000% due 2027                                                 24           25
 6.000% due 2028                                              5,396        5,326
 6.500% due 2028                                              7,054        7,100
 7.000% due 2028                                                359          367
 7.500% due 2028                                              9,482        9,741
Federal National Mortgage Association (b)
 6.000% 15 Year TBA                                           4,535        4,546
 5.500% 30 Year TBA                                           5,000        4,820
 6.000% 30 Year TBA                                           6,290        6,207
 6.500% 30 Year TBA                                          16,445       16,553
 7.000% 30 Year TBA                                          30,055       30,656
Federal National Mortgage Association
 REMIC
 Series 1992-158 Class ZZ
 7.750% due 08/25/22                                            486          511
 Series 1997-55 Class ZA
 7.000% due 04/18/27                                          5,424        5,506
Federal National Mortgage Association Aces
 Series 1997-M5 Class B
 6.650% due 08/25/07                                          1,720        1,791
 6.250% due 01/25/08                                          1,250        1,290
Federal National Mortgage Association
 Principal Only Strip
 Zero Coupon due 03/01/20                                       131          110
First Union Lehman Brothers Commercial Trust
 Series 1997-C1 Class C
 7.440% due 04/18/07                                            950        1,008
Government National Mortgage Association
 8.500% due 2005                                                 45           47
 6.500% due 2008                                                 88           89
 6.500% due 2009                                                677          689
 6.500% due 2010                                                159          162
 7.000% due 2011                                                157          161
 9.000% due 2016                                              1,465        1,573
 9.500% due 2016                                                146          157
 8.000% due 2017                                                 70           73
 9.000% due 2017                                              2,209        2,372
 9.000% due 2020                                                 11           12
10.500% due 2020                                                689          756
10.500% due 2021                                                 86           94
 8.500% due 2022                                                 51           54
 6.500% due 2023                                                809          818
 7.000% due 2023                                              3,053        3,125
 7.000% due 2023 (c)                                          2,218        2,250
 7.500% due 2023                                              3,543        3,656
 7.000% due 2024 (c)                                          2,223        2,252
 7.000% due 2024 (h)                                          7,753        7,935
 7.500% due 2024                                              2,781        2,869

                                                          Fixed Income I Fund 84

FIXED INCOME I FUND

                                                               DECEMBER 31, 1998

                                                           PRINCIPAL      MARKET
                                                            AMOUNT        VALUE
                                                             (000)        (000)
                                                               $            $
                                                           ---------     -------

 8.000% due 2024                                               1,255       1,305
 7.500% due 2025                                                 759         782
 8.000% due 2025                                               1,048       1,090
 6.500% due 2026                                               3,622       3,659
 7.000% due 2026                                                 995       1,018
 7.500% due 2026                                                 590         608
 8.000% due 2026                                               6,429       6,682
 6.500% due 2027                                                 126         128
 7.000% due 2027                                               3,645       3,729
 7.500% due 2027                                               2,651       2,733
 8.000% due 2027                                               6,184       6,428
 6.000% due 2028                                               4,928       4,865
 6.500% due 2028                                               3,751       3,788
 7.000% due 2028                                               8,577       8,775
 7.500% due 2028                                                 495         511
 8.500% due 2028                                                 693         734
Government National Mortgage Association (b)
 6.500% 15 Year TBA                                            2,600       2,649
 6.000% 30 Year TBA                                            2,400       2,379
 6.500% 30 Year TBA                                            7,970       8,050
 7.000% 30 Year TBA                                            4,990       5,105
Greenwich Capital Acceptance, Inc.
 Mortgage Pass-thru Certificate
 Series 1993 Class LB-1
 7.256% due 04/25/23 (c)                                         448         455
GS Mortgage Securities Corp. II
 Series 1997-GL Class Class A2A
 6.940% due 07/13/30                                             396         406
 Series 1998-C1 Class A1
 6.060% due 10/18/30                                           2,964       3,003
 Series 1998-GLII Class A1
 6.312% due 04/13/31 (c)                                       1,044       1,069
Guaranteed Export Trust
 Series 1996-A
 6.550% due 06/15/04                                             715         736
Housing Securities, Inc.
 Series 1994-2 Class A1
 6.500% due 07/25/09                                             923         930
LB Commercial Conduit Mortgage Trust
 Series 1998-C4 Class A1A
 5.870% due 08/15/06 (c)                                           1           1
Lehman Brothers Mortgage Trust, Inc.
 Series 1991-2 Class A-1
 8.000% due 03/20/99                                              13          13
Merrill Lynch Mortgage Investors, Inc.
 Series 1995-C2 Class D
 7.863% due 06/15/21 (c)                                         565         587
 Series 1996-C1 Class A1
 7.150% due 04/25/28                                           2,702       2,780
 Series 1996-C2 Class A1
 6.690% due 11/21/28                                             541         554
 Series 1996-C2 Class A2
 6.820% due 11/21/28                                           3,200       3,354
 Series 1997-C1 Class A1
 6.950% due 06/18/29 (c)                                       5,684       5,907
 Series 1998-C3 Class A1
 5.650% due 12/15/30                                           1,500       1,507
Morgan Stanley Capital I
 Series 1998-HF1 Class A2
 6.520% due 01/15/08                                           1,500       1,565
Mortgage Capital Funding, Inc.
 Series 1996-MC1 Class A2B
 7.900% due 02/15/06                                             950       1,048
Norwest Asset Securities Corp.
 Series 1997-9 Class A5
 7.000% due 06/25/12                                           1,082       1,107
 Series 1998-18 Class A4
 6.250% due 08/25/28                                           1,825       1,782
Norwest Integrated Structured Assets, Inc.
 Series 1998-1 Class 2A4
 7.000% due 06/25/28                                           1,890       1,934
Prudential Home Mortgage Securities Co.
 Series 1992-38 Class A8
 6.950% due 11/25/22                                           1,640       1,622
 Series 1993-52 Class A1
 8.002% due 11/25/23 (c)                                         979         993
Residential Accredited Loans, Inc.
 Series 1996-QS1 Class A4
 6.900% due 01/25/26                                           3,000       3,009
 Series 1997-QS1 Class A11
 7.500% due 02/25/27                                           2,300       2,354
Residential Funding  Mortgage Securities I
 Series 1997-S4 Class A5
 7.000% due 03/25/12                                           1,300       1,328
 Series 1997-S10 Class A-5
 7.000% due 07/25/12                                             945         965
Residential Funding Mortgage Securities I
 REMIC
 Series 1997-S17 Class A5
 7.000% due 11/25/27                                           5,000       5,086
Resolution Trust Corp.
 Series 1994-C1 Class C
 8.000% due 06/25/26                                           1,200       1,253
 Series 1994-C2 Class D
 8.000% due 04/25/25                                             274         282

85  Fixed Income I Fund

FIXED INCOME I FUND

                                                               DECEMBER 31, 1998

                                                           PRINCIPAL      MARKET
                                                            AMOUNT        VALUE
                                                             (000)        (000)
                                                               $            $
                                                           ---------     -------

 Series 1995 - C1 Class D
 6.900% due 02/25/27                                             900         895
Salomon Brothers Mortgage Securities VII, Inc.
 Mortgage Pass-thru Certificate
 Series 1994-16 Class A
 8.254% due 11/25/24 (c)                                         846         851
Sears Mortgage Securities Corp.
 Series 1992 Class A
 7.587% due 10/25/22 (c)                                       1,349       1,376
Structured Asset Mortgage Investments, Inc.
 REMIC
 Series 1998-9 Class 1A3
 6.250% due 11/25/28                                           5,000       4,882
United States Department of Veteran Affairs
 REMIC
 Series 1992-1 Class 2-E
 7.750% due 03/15/16                                             775         788
                                                                         -------
                                                                         379,084
                                                                         -------

MUNICIPAL BONDS - 0.3%
Austin, Texas Revenue Bond
 5.250% due 05/15/20                                             525         548
Central Puget Sound, Washington
 Regional Transit Authority Sales Tax
 and Motor Revenue
 5.250% due 02/01/21                                           1,350       1,407
Georgia, State of, General Obligation,
 Series D
 5.250% due 10/01/15                                             700         747
                                                                         -------
                                                                           2,702
                                                                         -------

UNITED STATES GOVERNMENT AGENCIES - 5.9%
Federal Farm Credit Bank (MTN)
 5.960% due 06/16/08                                           1,950       2,016
Federal Home Loan Bank
 6.450% due 03/13/02 (h)                                       2,625       2,665
 5.915% due 08/25/08                                           3,580       3,722
Federal Home Loan Mortgage Corp.
 5.750% due 07/15/03 (h)                                         650         667
 5.125% due 10/15/08                                           4,745       4,703
Federal National  Mortgage Association
 5.790% due 10/12/99 (MTN)                                     3,000       3,020
 6.100% due 10/06/00 (MTN)                                     1,910       1,925
 6.250% due 11/20/02 (MTN)                                     1,955       1,991
 6.010% due 07/17/03 (MTN)                                     2,000       2,022
 7.780% due 09/29/06 (MTN)                                       255         260
 6.940% due 03/19/07 (MTN)                                     1,550       1,618
 6.900% due 08/21/07 (MTN)                                     3,650       3,819
 6.160% due 08/07/28                                             190         199
 6.080% due 09/01/28 (MTN)                                     2,475       2,591
 6.210% due 08/06/38                                           3,445       3,613
Government Backed Trust Certificates
 Series 1-C
 9.250% due 11/15/01                                           3,421       3,644
 Series 2E
 9.400% due 05/15/02                                           1,448       1,532
 Series T-3
 9.625% due 05/15/02 (c)                                       1,470       1,555
Resolution Funding Corp.
 8.875% due 07/15/20                                           2,275       3,197
 8.625% due 01/15/21                                             880       1,213
 8.625% due 01/15/30                                             240         346
Tennessee Valley Authority
 Series A
 6.375% due 06/15/05                                           3,260       3,466
 Series C
 6.000% due 03/15/13                                           3,150       3,297
 Series E
 6.250% due 12/15/17                                             640         677
 6.750% due 11/01/25                                           3,320       3,749
                                                                         -------
                                                                          57,507
                                                                         -------

UNITED STATES GOVERNMENT TREASURIES - 16.9%
United States Treasury Bond
 Principal Strip
   Zero Coupon due 05/15/20                               14,400           4,403
United States Treasury Bonds
 10.750% due 08/15/05                                      7,825          10,437
  8.750% due 11/15/08                                      2,985           3,480
 10.375% due 11/15/09                                      2,130           2,720
 11.750% due 02/15/10                                      1,580           2,147
 10.000% due 05/15/10                                      2,365           3,019
 12.750% due 11/15/10                                     14,490          21,047
 13.875% due 05/15/11                                      3,365           5,207
 14.000% due 11/15/11                                      1,590           2,519
 10.375% due 11/15/12                                      3,300           4,553
 12.000% due 08/15/13                                      2,400           3,664
 13.250% due 05/15/14                                      2,670           4,420
 12.500% due 08/15/14                                        415             667
 11.750% due 11/15/14                                         50              78
  7.500% due 11/15/16                                      5,385           6,689
  8.875% due 08/15/17                                      9,740          13,720
  8.125% due 08/15/19 (h)                                  2,245           2,998
  8.000% due 11/15/21                                     20,735          27,723
  7.625% due 11/15/22                                      2,665           3,455
  6.875% due 08/15/25                                        450             545
  6.500% due 11/15/26                                      3,585           4,169
United States Treasury Notes
 6.000% due 08/15/00                                       2,260           2,307

                                                          Fixed Income I Fund 86

FIXED INCOME I FUND

                                                               DECEMBER 31, 1998

                                                         PRINCIPAL        MARKET
                                                          AMOUNT          VALUE
                                                           (000)          (000)
                                                             $              $
                                                         ---------       -------

 6.250% due 08/31/00                                         1,655         1,697
 5.750% due 11/15/00                                         4,380         4,464
 5.625% due 11/30/00                                        15,075        15,342
 5.250% due 01/31/01                                            75            76
 6.250% due 10/31/01                                           395           412
 5.875% due 11/30/01                                           125           128
 6.250% due 02/28/02                                         2,670         2,791
 7.500% due 02/15/05                                         8,200         9,389
 6.625% due 05/15/07                                           700           787
                                                                         -------
                                                                         165,053
                                                                         -------

YANKEE BONDS - 2.5%
Abbey National PLC
 6.700% due 06/29/49 (g)                                     2,325         2,279
Abitibi-Consolidated, Inc.
 7.500% due 04/01/28                                         2,125         1,930
African Development Bank
 9.750% due 12/15/03                                           425           503
 6.750% due 10/01/04                                           400           423
 6.875% due 10/15/15                                           775           821
 8.800% due 09/01/19                                           535           685
Alberta, Province of
 9.250% due 04/01/00                                           265           277
Asian Development Bank
 8.000% due 04/30/01                                           295           313
 8.500% due 05/02/01                                           295           317
 6.250% due 10/24/05                                           400           419
Canadian National Railway Co.
 6.800% due 07/15/18                                           555           570
Canadian Occidental Petroleum, Ltd.
 7.400% due 05/01/28                                         1,050           980
Carter Holt Harvey, Ltd.
 8.875% due 12/01/04                                           350           383
Diageo Capital PLC
 6.125% due 08/15/05                                           550           568
Hydro Quebec
 Series GH
 8.250% due 04/15/26                                           605           748
International American Development Bank
 6.950% due 08/01/26                                           425           474
Manitoba, Province of
 5.500% due 10/01/08                                           400           404
 Series CD
 9.250% due 04/01/20                                           335           467
National Westminster Bank PLC
 7.750% due 04/29/49 (g)                                     2,225         2,348
New Brunswick, Province of
 7.125% due 10/01/02                                           500           533
 9.750% due 05/15/20                                           320           462
Newfoundland, Province of
 10.000% due 12/01/20                                          150           212
Noranda Forest, Inc.
 6.875% due 11/15/05                                           350           338
Nova Scotia, Province of
 9.125% due 05/01/21                                           685           926
Quebec, Province of
 7.125% due 02/09/24                                         1,145         1,250
Royal Caribbean Cruises, Ltd.
 7.250% due 03/15/18                                         1,100         1,057
Saskatchewan, Province of
 6.625% due 07/15/03                                           100           105
 8.000% due 07/15/04                                         1,290         1,448
Societe Generale
 7.850% due 04/29/49 (g)                                     1,275         1,300
Tyco International Group SA
 6.375% due 06/15/05                                           800           817
Wharf International Finance, Ltd.
 7.625% due 03/13/07                                         1,050           882
                                                                         -------
                                                                          24,239
                                                                         -------

TOTAL LONG-TERM INVESTMENTS
(cost $926,279)                                                          947,472
                                                                         -------

                                                           NOTIONAL
                                                            AMOUNT
                                                            (000)
                                                              $
                                                           --------
OPTIONS PURCHASED- 0.1%
United States Treasury 10 Year Notes (e)*
  Feb. 104.39 Call                                            2,800           20
United States Treasury 30 Year Bonds (e)*
 Jan. 97.25 Call                                             20,000          780
 Jan. 110.43 Call                                             1,400           33
 Mar. 110.25 Call                                             4,200           35
 April 110 Call                                               2,700           24
 May 113.44 Call                                              1,400           41
                                                                         -------
 TOTAL OPTIONS PURCHASED
(cost $1,078)                                                                933
                                                                          ------
                                                             NUMBER
                                                               OF
                                                             SHARES
                                                            --------
PREFERRED STOCKS - 0.5%
Banco Bilbao Vizcaya International -  ADR                     10,000         276
Credit Lyonnais Capital S.C.A - ADR                          100,000       2,400
Equity Office Properties Trust
 Series B                                                     27,800       1,129
TIG Holdings, Inc.                                             7,500         765
                                                                         -------

 TOTAL PREFERRED STOCKS
(cost $5,152)                                                              4,570
                                                                         -------

87  Fixed Income I Fund

FIXED INCOME I FUND

                                                               DECEMBER 31, 1998

                                                         PRINCIPAL        MARKET
                                                          AMOUNT          VALUE
                                                           (000)          (000)
                                                             $              $
                                                         ---------       -------

SHORT-TERM INVESTMENTS - 11.2%
Federal Home Loan Mortgage Corp.
 Discount Note
 5.080% due 01/14/99 (a)(f)(h)                             1,325           1,323
Frank Russell Investment Company
 Money Market Fund
  due on demand (a)                                      108,739         108,739
                                                                      ----------

TOTAL SHORT-TERM INVESTMENTS
(cost $110,062)                                                          110,062
                                                                      ----------

TOTAL INVESTMENTS - 108.6%
(identified cost $1,042,571)(d)                                        1,063,037
                                                                      ----------

OTHER ASSETS AND LIABILITIES,
NET, INCLUDING OPTIONS WRITTEN - (8.6%)                                 (84,546)
                                                                      ----------


NET ASSETS - 100.0%                                                      978,491
                                                                      ==========

(a) At cost, which approximates market.
(b) Forward commitment. See Note 2.
(c) Adjustable or floating rate security.
(d) See Note 2 for federal income tax information.
(e) Nonincome producing security.
(f) Rate noted is yield-to-maturity.
(g) Perpetual floating rate note.
(h) Held as collateral in connection with options written by the Fund.
*   $100,000 notional amount represents 1 contract.

Abbreviations
ADR - American Depositary Receipt
MTN - Medium Term Note
PLC - Public Limited Company
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced Security


                                                         NOTIONAL         MARKET
                                                          AMOUNT          VALUE
                                                           (000)          (000)
                                                             $              $
                                                         ---------       -------

OPTIONS WRITTEN
(Notes 2 and 3)

United States Treasury 30 Year Bonds*
 Jan 110.43 Call                                             1,400            33
 Mar 111.14 Call                                             2,500            26
 Apr 114.33 Call                                             4,200             9
 Apr 114.08 Call                                             2,700             6
 Jan 102.30 Put                                              1,400            --
 Apr 106.65 Put                                              4,200            91
 Apr 106.41 Put                                              2,700            55
                                                                          ------
Total Liability for Options Written
 (premiums received $260)(S)                                                 220
                                                                          ======

(S) At December 31, 1998, United States Government Obligations valued at $12,188 were held as collateral in connection with options written by the Fund.

        The accompanying notes are an integral part of the financial statements.

                                                          Fixed Income I Fund 88

FIXED INCOME I FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per-share amounts)                December 31, 1998

ASSETS
Investments at market (identified cost $1,042,571)(Note 2) .......    $1,063,037
Cash .............................................................         1,760
Receivables:
 Dividends and interest ..........................................        10,083
 Investments sold (regular settlement)  ..........................        13,426
 Investments sold (delayed settlement)(Note 2) ...................        10,082
 Fund shares sold ................................................         3,712
Short-term investments held as collateral for securities
loaned, at market (Note 3)  ......................................       117,925
                                                                      ----------

   Total Assets ..................................................     1,220,025

LIABILITIES
Payables:
 Investments purchased (regular settlement)  ........   $   15,910
 Investments purchased (delayed settlement)(Note 2)..      105,685
 Fund shares redeemed ...............................        1,373
 Accrued fees to affiliates (Note 4) ................          282
 Other accrued expenses .............................          139
Options written, at market value (premiums
received $260)(Notes 2 and 3) .......................          220
Payable upon return of securities loaned, at
market (Note 3) .....................................      117,925
                                                        ----------

   Total Liabilities ...............................................     241,534
                                                                      ----------

NET ASSETS .........................................................  $  978,491
                                                                      ==========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)  ..............................  $    2,784
Unrealized appreciation (depreciation) on:
 Investments .......................................................      20,466
 Options written ...................................................          40
Shares of beneficial interest ......................................         450
Additional paid-in capital .........................................     954,751
                                                                      ----------

NET ASSETS .........................................................  $  978,491
                                                                      ==========


NET ASSET VALUE, offering and redemption price per share:
 ($978,490,629 divided by 44,971,619 shares of $.01 par value
   shares of beneficial interest outstanding) ......................  $    21.76
                                                                      ==========

The accompanying notes are an integral part of the financial statements.

89  Fixed Income I Fund

FIXED INCOME I FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                Year Ended December 31, 1998

INVESTMENT INCOME:
Interest .........................................................  $   52,480
Dividends from Money Market Fund (Note 5) ........................       5,501
Dividends ........................................................         401
                                                                    ----------

  Total Investment Income ........................................      58,382

EXPENSES (Notes 2 and 4):
Advisory fees ......................................    $    2,590
Administrative fees ................................            41
Custodian fees .....................................           423
Transfer agent fees ................................           272
Professional fees ..................................            53
Registration fees ..................................            81
Trustees' fees .....................................             4
Miscellaneous ......................................            40
                                                        ----------

   Total Expenses .................................................      3,504
                                                                    ----------

Net investment income .............................................     54,878
                                                                    ----------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
 Investments .......................................        18,166
 Options written ...................................         1,797
 Foreign currency-related transactions .............            (3)     19,960
                                                        ----------
Net change in unrealized appreciation or
  depreciation of:
 Investments .......................................        (1,022)
 Options written ...................................           (29)
 Foreign currency-related transactions .............            (7)     (1,058)
                                                        ----------  ----------

Net gain (loss) on investments ....................................     18,902
                                                                    ----------

Net increase (decrease) in net assets
  resulting from operations ....................................... $   73,780
                                                                    ==========

       The accompanying notes are an integral part of the financial statements.

                                                         Fixed Income I Fund  90

FIXED INCOME I FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                  YEARS ENDED DECEMBER 31,

                                                         1998         1997
                                                       ---------    ---------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income .............................   $  54,878    $  47,275
 Net realized gain (loss)  .........................      19,960        5,135
 Net change in unrealized appreciation or
 depreciation ......................................      (1,058)      14,104
                                                       ---------    ---------

   Net increase (decrease) in net assets
   resulting from operations .......................      73,780       66,514
                                                       ---------    ---------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income .............................     (55,645)     (47,931)
 Net realized gain on investments ..................      (9,092)          --
                                                       ---------    ---------

   Total Distributions to Shareholders .............     (64,737)     (47,931)
                                                       ---------    ---------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)  ......................     171,196      116,770
                                                       ---------    ---------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ........     180,239      135,353

NET ASSETS
 Beginning of period ...............................     798,252      662,899
                                                       ---------    ---------
 End of period (including undistributed net
   investment income of $1,141 at December 31,
   1997)  ..........................................   $ 978,491    $ 798,252
                                                       =========    =========

The accompanying notes are an integral part of the financial statements.

91  Fixed Income I Fund

FIXED INCOME I FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                            YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------------------
                                                     1998             1997             1996              1995           1994
                                                --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, BEGINNING OF
PERIOD ........................................ $        21.51   $        20.99   $        21.59   $        19.59   $        21.74
                                                --------------   --------------   --------------   --------------   --------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (b)  ...................           1.32             1.37             1.38             1.42             1.46
 Net realized and unrealized gain (loss)
  on investments ..............................            .45              .54             (.62)            2.02            (2.06)
                                                --------------   --------------   --------------   --------------   --------------
   Total Income From Investment Operations ....           1.77             1.91              .76             3.44             (.60)
                                                --------------   --------------   --------------   --------------   --------------
DISTRIBUTIONS:
 Net investment income ........................          (1.31)           (1.39)           (1.36)           (1.44)           (1.44)
 Net realized gain on investments .............           (.21)              --               --               --               --
 In excess of net realized gain on
  investments .................................             --               --               --               --             (.11)
                                                --------------   --------------   --------------   --------------   --------------

   Total Distributions ........................          (1.52)           (1.39)           (1.36)           (1.44)           (1.55)
                                                --------------   --------------   --------------   --------------   --------------

NET ASSET VALUE, END OF PERIOD ................ $        21.76   $        21.51   $        20.99   $        21.59   $        19.59
                                                ==============   ==============   ==============   ==============   ==============

TOTAL RETURN (%)(a)  ..........................           8.37             9.42             3.75            18.03            (2.97)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)  ....        978,491          798,252          662,899          638,317          496,038

 Ratios to average net assets (%)(a):
   Operating expenses .........................            .39              .42              .42              .35              .10
   Net investment income ......................           6.03             6.54             6.57             6.82             7.06

 Portfolio turnover rate (%)  .................         226.70           165.81           147.31           138.05           173.97

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

                                                         Fixed Income I Fund  92

FIXED INCOME III FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)



OBJECTIVE: To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios.

INVESTS IN: Fixed-income securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns by assuming the additional risk of investment in non-investment grade US fixed income securities, and foreign bonds including emerging markets debt in addition to US investment grade fixed income instruments. The Fund employed the investment management services of three managers, each employing a distinct approach to the Broad Market-Sector Rotation style.


                           [LINE GRAPH APPEARS HERE]


        Dates                     Fixed III++              LB Aggregate **          Lipper(R)Intermediate++++
           Inception*                      $10,000                 $10,000                            $10,000
                 1993                      $11,022                 $10,768                            $10,950
                 1994                      $10,593                 $10,454                            $10,585
                 1995                      $12,499                 $12,386                            $12,340
                 1996                      $13,109                 $12,835                            $12,732
                 1997                      $14,372                 $14,075                            $13,807
                 1998                      $15,350                 $15,297                            $14,833
--------------------------------------------------------------------------------------------------------------

        Total                              $86,945                 $85,815                            $85,247
==============================================================================================================


FIXED INCOME III FUND                             LEHMAN BROTHERS AGGREGATE BOND INDEX
PERIODS ENDED   GROWTH OF      TOTAL                PERIODS ENDED   GROWTH OF          TOTAL
  12/31/98       $10,000      RETURN                   12/31/98      $10,000           RETURN
-----------------------------------------         --------------------------------------------------------
1 Year          $ 10,680      6.80%               1 Year           $ 10,869             8.69%
5 Years         $ 13,927      6.85%(S)            5 Years          $ 14,206             7.27%(S)
Inception*      $ 15,350      7.51%(S)            Inception*       $ 15,297             7.45%(S)

                                                  LIPPER(R) INTERMEDIATE INVESTMENT GRADE DEBT FUNDS
                                                  BENCHMARK
                                                    PERIODS ENDED        GROWTH OF            TOTAL
                                                       12/31/98           $10,000             RETURN
                                                  --------------------------------------------------------
                                                  1 Year                $ 10,744               7.44%
                                                  5 Years               $ 13,546               6.26%(S)
                                                  Inception*            $ 14,833               6.79%(S)


93  Fixed Income III Fund

FIXED INCOME III FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)

PERFORMANCE REVIEW
For the year ended December 31, 1998, the Fixed Income III Fund reflected a total return of 6.8%, as compared to the Lehman Brothers Aggregate Bond Index which rose 8.7%. The Fund's performance was negatively impacted by the weak returns of non-investment grade and emerging markets debt holdings during the year.

PORTFOLIO HIGHLIGHTS
The year proved unusual in the "across the board" outperformance of treasuries versus other sectors of the bond market, particularly extended sectors. Emerging markets debt proved to be the worst performers during the year, with worries over economic problems, as well as a significant decline in investment during the third quarter as investors fled riskier investments. Severe credit spread widening during the third quarter also eroded the performance of corporate, mortgage- and asset-backed securities. This included high yield US corporate bonds as yield spreads changed from historically narrow levels to their widest levels in 20 years before reversing moderately in the fourth quarter.

These trends boded poorly for the Fixed Income III Fund, which employs strategies focused on spread sectors, including emerging markets debt and high yield US corporates. The Fund lagged the index by a significant margin for the year, primarily reflecting the weakness of its emerging markets debt and corporate holdings. Duration strategies added value during the year, however, longer duration holdings during the fourth quarter proved disadvantageous given rising yields. It was exacerbated by a bulleted yield curve strategy as yields on intermediate maturity bonds rose by more than either shorter or longer maturities.

TOP TEN ISSUERS
(as a percent of Total Investments)                            December 31, 1998

Government National Mortgage Association                              15.7%
Federal National Mortgage Association                                 13.9
Federal Home Loan Mortgage Corp.                                       6.5
United States Treasury                                                 5.7
Green Tree Trust                                                       1.7
Ford Motor Credit Co.                                                  1.7
Time Warner, Inc.                                                      1.1
AT&T Capital Corp.                                                     1.0
Citicorp                                                               1.0
First Plus Home Loan Trust                                             0.9


PORTFOLIO CHARACTERISTICS
                                                               December 31, 1998

Weighted Average Quality Diversification                                     AA3
Weighted Average Years-to-Maturity                                    10.2 Years
Weighted Average Duration                                              4.9 Years
Current Yield (SEC 30-day standardized)                                     6.3%
Number of Issues                                                             455
Number of Issuers                                                            344

MONEY MANAGERS                                                     STYLES


BEA Associates, Inc.                                         Broad Market-Sector
                                                                 Rotation
Pacific Investment Management Co.                            Broad Market-Sector
                                                                 Rotation
Standish, Ayer & Wood, Inc.                                  Broad Market-Sector
                                                                 Rotation


* Assumes initial investment on January 29, 1993. Lehman Brothers Index comparison for the initial investment began February 1, 1993. Lipper Index comparison for the initial investment began January 1, 1993.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

+    Prior to April 1, 1995, Fund performance results are reported gross of
+ investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++ Lipper(R) Intermediate (5-10 Yr.) Investment Grade Debt Funds Benchmark is ++ the average total return for the universe of funds within the Intermediate
     Investment Grade Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates. This type of fund which invests at least 65% of assets in U.S. Treasury Bills, Notes and Bonds with average maturities of five to ten years.

(S)  Annualized.


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                       Fixed Income III Fund  94

FIXED INCOME III FUND

STATEMENT OF NET ASSETS

                                                               DECEMBER 31, 1998

                                                         PRINCIPAL        MARKET
                                                          AMOUNT          VALUE
                                                           (000)          (000)
                                                             $              $
                                                        -----------     --------

LONG-TERM INVESTMENTS - 103.9%
ASSET-BACKED SECURITIES - 5.9%
American Express Credit Account
 Master Trust
 Series 1997-1 Class A
  6.400% due 04/15/05                                          850          875
Cityscape Home Equity Loan Trust
 Pass-thru Certificate
 Series 1996-2 Class A2
  7.200% due 04/25/11                                          468          478
Contimortgage Home Equity Loan Trust
 Series 1996-4 Class A8
  7.220% due 01/15/28                                          315          321
 Series 1998-1 Class A5
  6.430% due 04/15/16                                          740          749
Delta Funding Home Equity Loan Trust
 Series 1998-4 Class A4F
  6.190% due 02/15/31                                        1,250        1,227
Discover Card Master Trust I
 Series 1998-7 Class A
  5.600% due 05/16/06                                        1,625        1,627
First Plus Home Loan Trust Step Up Bond
 Series 1998-5 Class A3
  6.060% due 09/10/11 (b)                                    5,000        5,011
Fleetwood Credit Corp. Grantor Trust
 Series 1994-B Class A
  6.750% due 03/15/10                                          264          266
Fund America Investors Corp. II
 Pass-thru Certificate
 Series 1993-F Class A1
  5.400% due 09/25/09                                           50           50
Green Tree Financial Corp.
 Series 1995-5 Class A3
  6.250% due 10/15/25                                          245          245
 Series 1995-6 Class A3
  6.650% due 11/15/25                                          278          279
 Series 1998-2 Class M1
  6.940% due 12/01/27                                        1,650        1,641
 Series 1998-4 Class A3
  5.980% due 08/01/08                                          800          802
 Series 1998-5 Class B1
  7.180% due 02/01/08                                          800          751
 Series 1998-6 Class M1
  6.630% due 05/01/28 (b)                                    1,700        1,655
 Series 1998-8 Class B1
  7.690% due 09/01/30                                        1,875        1,802
Green Tree Home Equity Loan Trust
 Series 1998-C Class A2
  6.030% due 07/15/29                                        1,650        1,654
Green Tree Recreational, Equipment &
 Consumer Trust
 Series 1998-B Class A3
  6.050% due 10/15/10                                          750          760
Greenwich Capital Acceptance, Inc.
 Series 1994 Class A-1
  8.749% due 11/25/24 (b)                                       77           77
IMC Home Equity Loan Trust
 Series 1998-3 Class A3
  6.160% due 05/20/14                                          430          429
MBNA Master Credit Card Trust
 Series 1994-B, Class A
  4.964% due 01/15/02 (b)                                    2,000        1,998
New Century Home Equity Loan Trust
 Series 1997-NC6 Class A4
  6.730% due 07/25/22                                          260          254
Southern Pacific Secured Assets Corp.
 Series 1998-1 Class A2
  6.270% due 02/25/18                                          850          855
Student Loan Marketing Association
 Series 1997-3 Class A1
  5.352% due 04/25/06 (b)                                    2,455        2,425
UCFC Home Equity Loan Trust
 Series 1996-B1 Class A7
  8.200% due 09/15/27                                          270          289
Vanderbilt Mortgage Finance
 Series 1998-C Class 1A6
  6.750% due 10/07/28                                        1,000          937
                                                                         ------
                                                                         27,457
                                                                         ------

CORPORATE BONDS AND NOTES - 32.8%
A.H. Belo Corp.
  6.875% due 06/01/02                                          850          871
Ackerly Group, Inc.
  9.000% due 01/15/09                                          300          305
Adelphia Communications Corp.
  9.250% due 10/01/02                                          175          185
  8.375% due 02/01/08                                          100          103
American Airlines, Inc.
 Series 90-P
 10.600% due 03/04/09                                        1,013        1,288
 Series 91-A  Class A-1
  9.710% due 01/02/07                                          315          362
American General Institutional Capital
 Series B
  8.125% due 03/15/46                                          970        1,120
American Standard Co.
  7.375% due 04/15/05                                        1,550        1,568

95  Fixed Income III Fund

FIXED INCOME III FUND

                                                               DECEMBER 31, 1998

                                                         PRINCIPAL        MARKET
                                                          AMOUNT          VALUE
                                                           (000)          (000)
                                                             $              $
                                                        -----------     --------

AMR Corp.
 9.950% due 03/07/01 (MTN)                                    1,000        1,078
Amresco, Inc.
 Series 98-A
 9.875% due 03/15/05                                            575          403
Aramark Corp.
 6.750% due 08/01/04                                          1,365        1,382
Archibald Candy Corp.
 10.250% due 07/01/04                                           200          203
AT&T Capital Corp.
 5.438% due 04/01/99 (b)                                      2,000        1,999
 6.920% due 04/29/99 (MTN)                                      105          106
 6.470% due 12/03/99 (MTN)                                      400          401
 6.480% due 12/03/99 (MTN)                                    1,050        1,062
 6.410% due 08/13/99 (MTN)                                      290          291
Banesto Delaware, Inc.
 8.250% due 07/28/02                                          1,000        1,068
Bank United Corp.
 8.875% due 05/01/07                                          1,050        1,091
Bankamerica Corp.
 5.240% due 03/05/01 (MTN)(b)                                 5,000        4,988
Banque Paribas New York
 6.950% due 07/22/13                                            910          890
Bay View Capital Corp.
 9.125% due 08/15/07                                            470          451
Beaver Valley Funding Corp.
 9.000% due 06/01/17                                          1,295        1,479
BellSouth Capital Funding Corp.
 6.040% due 11/15/26                                          1,680        1,737
Beneficial Corp.
 5.286% due 04/02/02 (MTN)(b)                                 2,000        1,988
Building Materials Corp.
 8.000% due 10/15/07                                          1,325        1,305
California Energy Co., Inc. Step Up Bond
 10.250% due 01/15/04 (b)                                     1,500        1,578
Cencall Communications Corp.
 Step Up Bond
 Zero Coupon due 01/15/04 (b)                                   140          137
Chancellor Media Corp.
 8.000% due 11/01/08                                             90           92
Chase Manhattan Corp.
 6.000% due 11/01/05                                            190          192
 6.750% due 09/15/06 (MTN)                                      230          243
 6.375% due 04/01/08                                            620          640
Circus Circus Enterprise, Inc.
 9.250% due 12/01/05                                             40           41
Citicorp
 5.490% due 08/13/02 (MTN)(b)                                 2,000        1,988
 6.375% due 11/15/08 (MTN)                                      640          662
Classic Cable, Inc.
 9.875% due 08/01/08                                             85           89
Clear Channel Communications
 6.875% due 06/15/18                                            400          389
Cleveland Electric Illumination Co.
 7.430% due 11/01/09                                            230          237
Colonial Realty LP
 7.500% due 07/15/01                                            825          830
Columbia/HCA Healthcare Corp.
 8.020% due 08/05/02 (MTN)                                    2,000        2,035
 8.360% due 04/15/24                                            600          627
Conmed Corp.
 9.000% due 03/15/08                                            300          291
Connecticut Light & Power Co.
 7.750% due 06/01/02                                            175          182
 7.875% due 10/01/24                                            855          887
Conseco Finance Trust III
 8.796% due 04/01/27                                            675          648
Conseco Financing Trust II
 8.700% due 11/15/26                                            800          731
Contifinancial Corp.
 8.375% due 08/15/03                                          1,050          767
Continental Airlines, Inc.
 9.500% due 12/15/01                                          1,295        1,357
Crescent Real Estate Equities
 6.625% due 09/15/02                                            850          791
 7.125% due 09/15/07                                            925          840
Crown Central Petroleum Corp.
 10.875% due 02/01/05                                            85           82
CS Wireless Systems, Inc.
 Step Up Bond Series B
 Zero Coupon due 03/01/06 (b)                                   340           68
CSC Holdings, Inc.
 7.875% due 12/15/07                                            790          819
 7.250% due 07/15/08                                            180          182
 7.625% due 07/15/18                                          1,000          993
CSX Corp.
 6.250% due 10/15/08                                            825          837
 6.800% due 12/01/28 (MTN)                                      825          805
Delco Remy International, Inc.
 10.625% due 08/01/06                                           120          128
Dime Bancorp Trust I
 Series A
 9.330% due 05/06/27                                            300          324
Dresser Industries, Inc.
 7.600% due 08/15/96                                            780          920
EOP Operating, Ltd.
 6.376% due 02/15/02                                          1,425        1,412

                                                        Fixed Income III Fund 96

FIXED INCOME III FUND

                                                               DECEMBER 31, 1998

                                                         PRINCIPAL        MARKET
                                                          AMOUNT          VALUE
                                                           (000)          (000)
                                                             $              $
                                                       -----------      --------

ERAC USA Finance Co.
 6.350% due 01/15/01 (MTN)                                     800           802
ERP Operating, LP
 8.500% due 05/15/99                                           425           428
Extendicare Health Services, Inc.
 9.350% due 12/15/07                                           300           288
Felcor Suites, LP
 7.625% due 10/01/07                                           500           462
First Republic Bancorp
 7.750% due 09/15/12                                           700           689
First Security Corp.
 5.875% due 11/01/03                                         3,500         3,503
First Union National Bank
 6.500% due 12/01/28                                           825           808
Fleet Credit Card LLC
 6.450% due 10/30/00                                           825           839
Forcenergy, Inc.
 Series B
 8.500% due 02/15/07                                            80            58
Ford Motor Co.
 6.625% due 10/01/28                                         1,060         1,089
Ford Motor Credit Co.
 5.471% due 03/05/01 (MTN)(b)                                5,000         4,998
Fox/Liberty Networks LLC
 8.875% due 08/15/07                                           765           780
 Step Up Bond
 Zero Coupon due 08/15/07 (b)                                  480           326
Fugi JGB Investment LLC
 9.870% due 12/31/49 (e)                                     3,090         2,256
Global Crossing Holdings, Ltd.
 9.625% due 05/15/08                                           750           780
Goldman Sachs Group
 5.480% due 02/22/02 (MTN)(b)                                5,000         4,970
Granite Broadcasting Corp.
 8.875% due 05/15/08                                            80            76
Grove Holdings, LLC
 11.625% due 05/01/09 (b)                                      250           115
Grove Worldwide LLC
 9.250% due 05/01/08                                           150           138
GS Escrow Corp.
 7.000% due 08/01/03                                         1,725         1,690
 7.125% due 08/01/05                                         1,175         1,170
GTE Corp.
 6.840% due 04/15/18                                           600           640
 6.940% due 04/15/28                                           820           891
Haven Capital Trust I
 10.460% due 02/01/27                                          350           425
Hayes Lemmerz International, Inc.
 11.000% due 07/15/06                                           40            44
 8.250% due 12/15/08                                           240           240
Health Care REIT, Inc.
 7.625% due 03/15/08                                           725           746
Hilton Hotels
 7.950% due 04/15/07                                           290           304
HMH Properties, Inc.
 Series C
 8.450% due 12/01/08                                           140           140
IMC Global, Inc.
 7.400% due 11/01/02                                           800           813
 7.625% due 11/01/05                                           800           819
Imperial Capital Trust I
 Series B
 9.980% due 12/31/26                                           250           274
Imperial Credit Industries, Inc.,
 Series B
 9.875% due 01/15/07                                           550           424
Integrated Health Services
 5.750% due 01/01/01                                           250           217
Intermedia Communications, Inc.
 Series B
 8.500% due 01/15/08                                           120           114
Interpool Capital Trust
 Series B
 9.875% due 02/15/27                                           500           524
ITC Deltacom, Inc.
 11.000% due 06/01/07                                          125           137
Jackson Products, Inc.
 9.500% due 04/15/05                                            90            90
James Cable Partners, LP
 10.750% due 08/15/04                                          180           187
K Mart Corp.
 7.820% due 01/02/02 (MTN)                                     700           707
 7.840% due 01/02/02 (MTN)                                     800           809
 7.770% due 07/02/02 (MTN)                                     700           707
 7.470% due 07/31/02 (MTN)                                     400           401
 9.780% due 01/05/20                                           800           875
Kaufman and Broad Home Corp.
 7.750% due 10/15/04                                           925           925
Lehman Brothers Holdings, Inc.
 5.801% due 01/19/00 (MTN)(b)                                3,000         2,987
 7.625% due 06/01/06                                           450           474
Level 3 Communications, Inc.
 9.125% due 05/01/08                                           245           243
Long Island Savings Bank
 7.000% due 06/13/02                                           500           508

97  Fixed Income III Fund

FIXED INCOME III FUND

                                                               DECEMBER 31, 1998

                                                        PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                          (000)          (000)
                                                            $              $
                                                       -----------      --------

MCI Communications Corp.
 6.125% due 04/15/02                                           605           614
Mcleodusa, Inc.
 8.375% due 03/15/08                                           750           750
Merck & Co., Inc.
 Series B
 5.760% due 05/03/37 (MTN)                                   2,410         2,502
Merita Bank, Ltd.
 7.150% due 12/29/49 (e)                                     1,200         1,161
Merrill Lynch & Co., Inc.
 7.863% due 10/15/08 (b)                                     2,000         2,070
Metromedia Fiber Network
 10.000% due 11/15/08                                           95            97
MMI Capital Trust I
 Series B
 7.625% due 12/15/27                                         1,300         1,275
Natexis Ambs Co. LLC
 Series A
 8.440% due 12/29/49 (e)                                       400           378
National Westminster Bank
 9.375% due 11/15/03                                           260           301
News America, Inc.
 7.300% due 04/30/28                                           425           436
 7.625% due 11/30/28                                         1,200         1,280
Nextel Communications, Inc.
 Step Up Bond (b)
 Zero Coupon due 08/15/04                                    1,520         1,474
 Zero Coupon due 09/15/07                                    2,080         1,336
 Zero Coupon due 02/15/08                                      305           183
Nextlink Communications, Inc.
 9.625% due 10/01/07                                           125           121
 10.750% due 11/15/08                                        1,175         1,196
 Step Up Bond
 Zero Coupon due 04/15/08 (b)                                  575           331
Niagara Mohawk Power Corp.
 8.750% due 04/01/22                                           430           469
 Series B
 7.000% due 10/01/00                                         3,000         3,038
Norfolk Southern Corp.
 7.050% due 05/01/37                                           795           860
North Atlantic Energy Corp.
 Series A
 9.050% due 06/01/02                                           864           898
Northwest Airlines Inc.
 7.625% due 03/15/05                                         2,080         1,955
Ocwen Federal Bank
 12.000% due 06/15/05                                          325           308
Ocwen Financial Corp.
 11.875% due 10/01/03                                          650           583
Optel, Inc.
 11.500% due 07/01/08                                          350           341
Paging Network, Inc.
 8.875% due 02/01/06                                            50            46
 10.125% due 08/01/07                                          230           221
 10.000% due 10/15/08                                          460           437
Pantry, Inc.
 10.250% due 10/15/07                                           60            62
Pathmark Stores
 9.625% due 05/01/03                                            90            87
Paxson Communications Corp.
 11.625% due 10/01/02                                          450           457
Phillips Van-Heusen Corp.
 9.500% due 05/01/08                                            80            80
Premier Parks, Inc. Step Up Bond
  Zero Coupon due 04/01/08 (b)                                 350           237
Prime Succession Acquisition Co.
 10.750% due 08/15/04                                          400           392
Providian Capital I
 Series A
 9.525% due 02/01/27                                           500           511
Prudential Insurance Co. of America
 6.875% due 04/15/03                                           700           724
 6.375% due 07/23/06                                           135           138
Psinet, Inc.
 11.500% due 11/01/08                                          125           131
Public Service Co. New Mexico
 7.100% due 08/01/05                                           500           504
PX Escrow Corp. Step Up Bond
 Zero Coupon due 02/01/06 (b)                                1,225           674
Qwest Communications International
 7.250% due 11/01/08                                           170           174
Regal Cinemas, Inc.
 9.500% due 06/01/08                                           165           170
Revlon Worldwide
 Series B
 Zero Coupon due 03/15/01                                    2,275         1,308
Rose Hills Corp.
 9.500% due 11/15/04                                           475           461
Salomon Smith Barney Holdings
 7.980% due 03/01/00                                           325           334
Seagate Technology, Inc.
 7.450% due 03/01/37                                           715           693
Simon Debartolo Group LP
 6.625% due 06/15/03                                           425           420
 6.750% due 07/15/04                                           875           864

                                                        Fixed Income III Fund 98

FIXED INCOME III FUND

                                                               DECEMBER 31, 1998

                                                       PRINCIPAL        MARKET
                                                        AMOUNT          VALUE
                                                         (000)          (000)
                                                           $              $
                                                      -----------     ----------

Sinclair Broadcast Group, Inc.
 8.750% due 12/15/07                                          400            403
Socgen Real Estate Co. LLC
 Series A
 7.640% due 12/29/49 (e)                                      325            299
Societe Generale
 7.850% due 04/29/49 (e)                                      300            306
Spieker Properties, LP
 6.950% due 12/15/02                                          500            506
Summit Properties Partnership
 7.200% due 08/15/07                                          575            548
Tele-Communications Inc.
 4.795% due 09/11/00 (MTN)(b)                               2,000          1,981
 6.340% due 02/01/02                                          495            507
 9.650% due 03/31/27                                          535            661
Tenet Healthcare Corp.
 8.000% due 01/15/05                                        1,275          1,317
 6.000% due 12/01/05                                        1,250          1,059
 7.625% due 06/01/08                                          100            102
 8.125% due 12/01/08                                          200            205
Time Warner, Inc.
 7.975% due 08/15/04                                          375            416
 8.110% due 08/15/06                                          750            855
 8.180% due 08/15/07                                          750            869
 9.125% due 01/15/13                                          580            734
 8.050% due 01/15/16                                          800            932
 6.850% due 01/15/26                                        1,700          1,755
 6.625% due 05/15/29                                          650            661
Tokai Preferred Capital Co. LLC
 9.980% due 12/29/49 (b)                                    1,500          1,275
Toledo Edison Co.
 8.700% due 09/01/02                                          500            525
Toll Brothers Corp.
 7.750% due 09/15/07                                        1,200          1,188
Trenwick Capital Trust I
 8.820% due 02/01/37                                          575            629
Tricon Global Restaurants, Inc.
 7.450% due 05/15/05                                          775            798
TU Electrical Capital V
 8.175% due 01/30/37                                          710            775
Union Planters Bank
 6.500% due 03/15/18                                          400            410
United Companies Financial Corp.
 8.375% due 07/01/05                                          575            299
United Technologies Corp.
 8.875% due 11/15/19                                          170            220
US Air, Inc.
 9.625% due 02/01/01                                          850            882
USF&G Corp.
 8.375% due 06/15/01                                          250            264
Valero Energy
 6.750% due 12/15/02                                          695            701
Walt Disney Co.
 Series E
 5.125% due 12/15/03 (MTN)                                    825            820
Webster Capital Trust I
 9.360% due 01/29/27                                          225            250
Wellsford Residential Property Trust
 9.375% due 02/01/02                                          475            508
Wheeling-Pittsburgh Corp.
 9.250% due 11/15/07                                          120            112
Wireless One, Inc. Step-Up Bond
 Zero Coupon due 08/01/06 (b)                                 200             28
Worldcom, Inc.
 8.875% due 01/15/06                                          750            820
 6.950% due 08/15/28                                        1,205          1,293
                                                                         -------
                                                                         151,493
                                                                         -------

EURODOLLAR BONDS - 9.5%
Amvescap PLC
 6.600% due 05/15/05                                          675            703
Argentina, Republic of
 9.164% due 04/10/05 (b)                                    3,245          2,921
 Series 10
 5.313% due 04/01/00 (b)                                      244            229
 Series L
 6.188% due 03/31/05 (b)                                    1,476          1,254
Arisco Productos Alimenticios
 10.750% due 05/22/05                                         100             92
Auxiliaire Credit Foncier
 5.281% due 09/25/02 (b)                                      915            868
Brazil, Republic of
 6.125% due 04/15/24 (b)                                    1,080            626
Cemex SA
 8.500% due 08/31/00 (MTN)                                  1,000            994
Citicorp
 5.300% due 06/27/02 (MTN)(b)                               3,000          2,975
Credit Lyonnais
 5.813% due 07/10/00 (b)                                    4,000          3,945
 6.563% due 09/19/49 (e)                                    1,040            832
Ford Motor Credit Co. (b)
 5.468% due 01/17/02                                        1,500          1,485
 5.525% due 02/13/03                                        2,000          1,982
ForeningsSparbanken AB
 7.500% due 11/29/49 (e)                                      430            438


99  Fixed Income III Fund

FIXED INCOME III FUND

                                                               DECEMBER 31, 1998

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                           (000)        (000)
                                                             $            $
                                                        -----------   ----------

Globo Communicacoes e Participacoes SA
 10.625% due 12/05/08                                           680          437
Household Bank Nevada NA
 5.376% due 10/22/03 (MTN)(b)                                 4,000        3,926
Hutchison Whampoa Finance, Ltd.
 7.450% due 08/01/17                                            525          455
Korea, Republic of
 8.188% due 04/08/00                                          3,000        2,790
Morgan Stanley Dean Witter
 5.429% due 03/11/03 (MTN)(b)                                 2,000        1,991
Nacional Financiera SNC
 8.000% due 06/19/00                                            420          416
Okobank (e)
 6.794% due 10/29/49                                             50           50
 5.739% due 09/29/49 (MTN)                                      700          665
Panama, Republic of
 8.875% due 09/30/27                                          1,325        1,239
Poland, Republic of, Step-up Bond
 5.000% due 10/27/14 (b)                                      3,705        3,450
Santander Finnish Issuances
 6.213% due 09/30/49 (e)                                        500          453
SCL Term Aereo Santiago SA
 6.950% due 07/01/12                                          2,000        1,999
Sibneft
 9.407% due 08/15/00 (b)                                        540          461
Skandinaviska Enskilda Banken (e)
 6.625% due 03/29/49 (MTN)                                      790          784
 7.500% due 03/29/49                                            615          634
 8.125% due 09/06/49                                            475          522
 6.500% due 12/29/49                                          1,890        1,843
Tata Electric Co.
 8.500% due 08/19/17                                            600          455
Telefonica De Argentina SA
 9.125% due 05/07/08                                            650          598
Tyco International Group SA
 6.125% due 11/01/08                                          1,175        1,177
Venezuela, Republic of
 Series DL
 5.938% due 12/18/07 (b)                                        643          402
                                                                          ------
                                                                          44,091
                                                                          ------

MORTGAGE-BACKED SECURITIES - 45.1%
Bear Stearns Mortgage Securities Inc.
 Series 1998-2 Class B
 6.750% due 04/30/30 (b)                                      1,568        1,591
Chase Commercial Mortgage Securities Corp
 Series 1997-2 Class D
 6.600% due 12/19/07                                          1,325        1,263
Collateralized Mortgage Securities Corp.
 Series J, Class J-5 CMO
 7.985% due 05/01/17                                          1,088        1,087
Federal Home Loan Mortgage Corp.
 6.500% 30 Year TBA (d)                                      10,070       10,142
 6.000% 30 Year TBA Gold (d)                                  3,200        3,161
 8.250% 30 Year TBA Gold (d)                                    775          806
 Series 1037 Class Z
 9.000% due 02/15/21                                          1,062        1,119
Federal Home Loan Mortgage Corp.
 Participation Certificate
 7.000% due 2009                                                376          384
 8.500% due 2017                                                855          905
 8.500% due 2025                                                520          544
 7.500% due 2026                                                  1            1
 8.500% due 2027                                              2,707        2,833
 6.500% due 2028                                                353          356
 7.500% due 2028                                              5,929        6,088
 8.500% due 2028                                                697          729
Federal National Mortgage Association
 6.000% due 2003                                                226          228
 10.000% due 2005                                               185          193
 7.716% due 2024 (b)                                            138          137
 7.718% due 2026 (b)                                          3,614        3,686
 6.000% 15 Year TBA (d)                                       5,930        5,945
 6.500% 15 Year TBA (d)                                       3,100        3,144
 6.000% 30 Year TBA (d)                                      25,140       24,810
 6.500% 30 Year TBA (d)                                       8,850        8,908
 7.000% 30 Year TBA (d)                                      13,600       13,872
 8.000% 30 Year TBA (d)                                      13,225       13,696
Federal National Mortgage Association
  Series 1997-16 Class M
  Zero Coupon due 2/25/23                                       850          712
Federal National Mortgage Association
 (REMIC)
 Series 1992-10, Class ZD
 8.000% due 11/25/21                                          1,736        1,851
GMAC Commercial Mortgage Securities
 Inc
 Series 1997-C1 Class A2
 6.850% due 09/15/06 (b)                                        200          211

                                                       Fixed Income III Fund 100

FIXED INCOME III FUND

                                                               DECEMBER 31, 1998

                                                        PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                          (000)          (000)
                                                            $              $
                                                       -----------     ---------

Government National Mortgage
 Association
 9.000% due 2017                                             2,711         2,912
 7.000% due 2023 (b)                                         1,559         1,581
 7.000% due 2023                                               752           769
 7.000% due 2024 (b)                                         5,648         5,727
 7.500% due 2024                                               354           365
 7.000% due 2025                                               161           164
 7.500% due 2025                                             1,422         1,466
 8.000% due 2025                                               769           800
 7.000% due 2026                                             1,542         1,578
 7.000% due 2026 (b)                                         2,293         2,322
 7.500% due 2026                                             1,669         1,721
 8.000% due 2026                                             7,386         7,677
 6.500% due 2027 (b)                                         4,042         4,094
 6.875% due 2027 (b)                                         2,970         3,008
 7.000% due 2027                                             1,712         1,752
 7.500% due 2027                                             1,326         1,367
 8.000% due 2027                                             8,449         8,782
 7.000% due 2028                                             2,408         2,463
 6.000% 30 Year TBA (d)                                      1,450         1,437
 6.500% 30 Year TBA (d)                                     35,920        36,279
 8.000% 30 Year TBA (d)                                      2,450         2,546
Kidder Peabody Acceptance Corp.
 Series 1994-C1 Class B
 6.850% due 02/01/06                                         1,050         1,075
Merrill Lynch Mortgage Investors, Inc.
 Series 1995-C2 Class D
 8.048% due 06/15/21 (b)                                     1,618         1,683
Morgan Stanley Capital I
 Series 1998-HF1 Class A2
 6.520% due 01/15/08                                         1,625         1,695
Nomura Asset Securities Corp.
 Series 1999-2
 6.500% due 01/01/29                                         2,000         1,992
Paine Webber Mortgage Acceptance Corp. IV
 Series 1995-M1 Class A
 6.700% due 01/15/07                                           720           745
Residential Funding Mortgage Securities
 II
 Series 1997-HS5, Class M1
 7.010% due 05/25/27                                         1,368         1,392
Resolution Trust Corp.
 Series 1994 - C2 Class G
 8.000% due 04/25/25                                           266           272
 Series 1994-1 Class M-2
 7.750% due 09/25/29                                           387           393
Resolution Trust Corp.
 Mortgage Pass-thru Certificate
 Series 1995-1 Class 2-C
 7.500% due 10/25/28 (b)                                       319           319
Salomon Brothers Mortgage Securities VII, Inc.
 Mortgage Pass-thru Certificate
 Series 1994-16 Class A
 8.254% due 11/25/24 (b)                                       338           340
 Series 1997 Class A2
 7.174% due 03/25/25                                           790           831
Structured Asset Securities Corp.
 Mortgage Pass-thru Certificate
 Series 1996-CFL Class A1C
 5.944% due 02/25/28                                           128           130
 Series 1996-CFL Class C
 6.525% due 02/25/28                                           300           307
                                                                         -------
                                                                         208,386
                                                                         -------

MUNICIPAL BONDS - 1.0%
Florida, State of, Board of Education
 Capital Outlay Series B
 4.750% due 06/01/23                                           615           601
Massachusetts Bay Transportation Authority
 4.750% due 03/01/21                                           380           366
Massachusetts State Water Reserve
 Authority
 4.750% due 08/01/27                                           240           229
Municipal Electric Authority of Georgia
 5.000% due 01/01/26                                           500           493
Nevada, State of
 4.750% due 05/15/26                                           890           847
New York City, New York Municipal Water
 Finance Authority Water and Sewer
 System Revenue
 4.750% due 06/15/25                                           500           478
New York, Metropolitan Transportation
 Authority
 4.750% due 04/01/28                                           330           315
North Texas, Thruway Authority Dallas
 North Thruway System Revenue
 4.750% due 01/01/29                                           700           665
Ohio, State of, Turnpike Common
 Turnpike Revenue Series B
 4.750% due 02/15/28                                           280           267
Triborough Bridge & Tunnel Authority of
 New York Series A
 4.750% due 01/01/24                                           280           267
                                                                         -------
                                                                           4,528
                                                                         -------

101  Fixed Income III Fund

FIXED INCOME III FUND

                                                               DECEMBER 31, 1998

                                                        PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                          (000)          (000)
                                                            $              $
                                                       -----------     ---------

UNITED STATES GOVERNMENT
AGENCIES - 0.7%
Federal Home Loan Mortgage Corp.
 5.750% due 07/15/03                                           800           821
Federal National Mortgage Association
 6.000% due 05/15/08                                           165           174
 6.000% due 05/15/08 (f)                                     1,385         1,462
Tennessee Valley Authority
 5.880% due 04/01/36                                           760           806
                                                                         -------
                                                                           3,263
                                                                         -------

UNITED STATES GOVERNMENT
TREASURIES - 6.8%
United States Treasury Bond
 Principal Strip
 8.750% due 05/15/20                                         7,200         2,201
United States Treasury Bonds
 8.875% due 02/15/19                                         2,000         2,848
 6.625% due 02/15/27 (f)                                     4,275         5,057
 7.250% due 05/15/16                                         1,000         1,211
 9.125% due 05/15/18                                         3,000         4,340
 8.875% due 08/15/17                                         2,000         2,817
 8.125% due 08/15/19                                           240           321
 6.875% due 08/15/25                                           810           982
United States Treasury Notes
 6.000% due 06/30/99                                         1,525         1,535
 5.875% due 11/15/99                                           200           202
 5.625% due 12/31/99                                           275           278
 5.625% due 11/30/00                                           400           407
 5.375% due 02/15/01                                           680           690
 6.375% due 03/31/01                                           650           674
 6.625% due 04/30/02                                           100           106
 6.250% due 06/30/02                                         3,805         3,994
 3.625% due 07/15/02                                           440           437
 3.625% due 07/15/02 (f)                                     1,160         1,151
 6.250% due 02/15/07                                         1,920         2,106
                                                                         -------
                                                                          31,357
                                                                         -------

YANKEE BONDS - 2.1%
Amvescap PLC
 6.600% due 05/15/05                                           200           200
Argentina, Republic of
 14.250% due 11/30/02 (b)                                      625           606
Brazil, Republic of,
 Series EI-L
 6.125% due 04/15/06 (b)                                       960           620
Colombia, Republic of
 12.243% due 08/13/05 (b)                                    1,210         1,107
Colt Telecom Group PLC Step Up Bond
 Zero Coupon due 12/15/06 (b)                                  500           418
Crown Packaging Enterprise, Ltd. Step Up Bond
 Zero Coupon due 08/01/06 (b)                                  300            15
Diamond Cable Communication PLC Step Up Bond
 Zero Coupon due 02/15/07 (b)                                 420           298
Edperbrascan Corp.
 7.125% due 12/16/03                                           775           805
Grupo Televisa SA Step Up Bond
 Zero Coupon due 05/15/08 (b)                                  475           353
Petro-Canada
 7.000% due 11/15/28                                           800           789
Petroleum Geo-Services
 7.125% due 03/30/28                                           260           243
Royal Caribbean Cruises Ltd.
 7.500% due 10/15/27                                         1,325         1,276
St. George Bank, Ltd.
 7.150% due 10/01/05                                           775           805
TFM SA de CV Step Up Bond
  Zero Coupon due 06/15/09 (b)                               1,410           736
TV Azteca SA de CV
 10.125% due 02/15/04                                          900           766
YPF Sociedad Anonima
 7.250% due 03/15/03                                            65            61
 8.000% due 02/15/04                                           480           456
                                                                         -------
                                                                           9,554
                                                                         -------

TOTAL LONG-TERM INVESTMENTS
(cost $479,785)                                                          480,129
                                                                         -------

                                                       NOTIONAL
                                                        AMOUNT
                                                        (000)
                                                         ($)
                                                      ------------
OPTIONS PURCHASED - 0.1%
Japan Government Bond (h)**
 July 99.38 Put                                       JPY1,227,600           289
United States Treasury Bonds (h)*
 January 110.43 Call                                         1,700            40
 February 103.40 Call                                        5,100           178
 February 111.03 Call                                        3,100            70
 April 110.25 Call                                           5,100            42
 April 110.00 Call                                           3,400            30
                                                                         -------

TOTAL OPTIONS PURCHASED
(cost $571)                                                                  649
                                                                         -------

                                                       Fixed Income III Fund 102

FIXED INCOME III FUND

                                                           DECEMBER 31, 1998

                                                                        MARKET
                                                            NUMBER      VALUE
                                                              OF        (000)
                                                            SHARES        $
                                                           --------   ---------
PREFERRED STOCKS - 1.5%
American RE Capital                                          18,100         468
Australia & New Zealand Banking Group, Ltd.                   7,200         201
California Federal Preferred Capital
 Corp. Series A                                              94,050       2,381
Centaur Funding Corp.                                         1,000         600
Citigroup, Inc.                                               9,050         480
Credit Lyonnais Capital S.C.A. - ADR                          3,500          76
El Paso Electric Co. Series A
 Payment in Kind Preferred Stock                              4,865         522
Equity Office Properties Trust
 Series B                                                    15,000         609
NB Capital Corp.                                             24,000         625
Pinto Totta International Finance, Ltd.                       1,175       1,070
                                                                       --------
TOTAL PREFERRED STOCKS
(cost $7,244)                                                             7,032
                                                                       --------
WARRANTS - 0.0%
EOP Operating, Ltd.
 1999 Warrants (h)                                            1,200          10
Capital Pacific Holdings, Inc.
 2002 Warrants (h)                                            2,212           2
                                                                       --------
TOTAL WARRANTS                                                               12
(cost $10)                                                             --------
                                                          PRINCIPAL
                                                            AMOUNT
                                                            (000)
                                                              $
                                                         ----------
SHORT-TERM INVESTMENTS - 17.3%
AT&T Capital Corp.
 5.627% due 01/15/99 (MTN)(a)(b)                              2,000       2,000
Federal Home Loan Mortgage Corp. Discount Notes
 5.450% due 01/15/99 (a)(f)                                   4,000       3,992
 5.450% due 01/28/99 (a)                                      5,000       4,981
Frank Russell Investment Company
 Money Market Fund, due on demand (a)                        68,081      68,081
United States Treasury Bills (f)(g)
 3.740% due 01/07/99 (a)                                        160         160
 4.410% due 03/04/99                                            480         477
                                                                       --------
TOTAL SHORT-TERM INVESTMENTS
(cost $79,690)                                                           79,691
                                                                       --------
TOTAL INVESTMENTS - 122.8%
(identified cost $567,300)(c)                                           567,513

OTHER ASSETS AND LIABILITIES,
NET, INCLUDING OPTIONS WRITTEN - (22.8%)                               (105,323)
                                                                       --------
NET ASSETS - 100.0%                                                     462,190
                                                                       ========
(a) At cost, which approximates market.
(b) Adjustable or floating rate security.
(c) See Note 2 for federal income tax information.
(d) Forward commitment. See Note 2.
(e) Perpetual floating rate note.
(f) Held as collateral in connection with futures contracts purchased (sold) and options written by the Fund.
(g) Rate noted is yield-to-maturity.
(h) Nonincome-producing security.
 *  Each contract represents $100,000 notional value.
**  Represents 1 OTC contract.

Abbreviations:
ADR - American Depository Receipt
CMO - Collateralized Mortgage Obligation
MTN - Medium Term Note
PLC - Public Limited Company
REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced Security

Foreign Currency Abbreviations:
JPY - Japanese Yen
USD - U.S. dollar

The accompanying notes are an integral part of the financial statements.

103  Fixed Income III Fund

The accompanying notes are an integral part of the financial statements.

FIXED INCOME III FUND

STATEMENT OF NET ASSETS, CONTINUED


                                                              DECEMBER 31, 1998

                                                                  UNREALIZED
                                               NUMBER            APPRECIATION
                                                 OF             (DEPRECIATION)
                                              CONTRACTS*             (000)
                                             ------------      ----------------

FUTURES CONTRACTS
(Notes 2 and 3)

LONG POSITIONS
Eurodollar Financial
  expiration date 12/99                                15        $           (8)
  expiration date 03/00                                15                    (4)
  expiration date 06/00                                15                    (2)
  expiration date 09/00                                18                     6
  expiration date 12/00                                 3                     5
  expiration date 03/01                                 3                     5
  expiration date 06/01                                 3                     4
  expiration date 09/01                                10                    14
United States Treasury 5 Year Note
  expiration date 03/99                               147                    (8)
United States Treasury 10 Year Note
  expiration date 03/99                               252                  (358)
United States Treasury 30 Year Bond
  expiration date 03/99                                73                   (72)
SHORT POSITIONS
United States Treasury 5 Year Note
  expiration date 03/99                                11                     2
United States Treasury 10 Year Note
  expiration date 03/99                               226                   (78)
                                                                 --------------
Total Unrealized Appreciation
  (Depreciation) on Open Futures
  Contracts (S)                                                  $         (494)
                                                                 ==============

(S) At December 31, 1998, United States Government Securities valued at $12,299 were held as collateral in connection with futures contracts purchased
    (sold) and options written by the Fund.
*   Each contract represents $100,000 notional value.

                                                           NOTIONAL      MARKET
                                                            AMOUNT        VALUE
                                                            (000)         (000)
                                                              $             $
                                                           ----------   -------
OPTIONS WRITTEN
(Notes 2 and 3)

United States Treasury Bonds*
 January 102.30 Put                                          1,700           --
 February 99.26 Put                                          5,100           --
 March 111.14 Call                                           2,700           28
 April 114.08 Call                                           3,400            8
 April 114.33 Call                                           5,100           11
                                                                        -------
Total Liability for Options Written
 (premiums received $205)(S)                                                 47
                                                                        =======


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(Note 2)

                                           UNREALIZED
CONTRACTS TO  IN EXCHANGE                 APPRECIATION
  DELIVER         FOR      SETTLEMENT    (DEPRECIATION)
   (000)         (000)        DATE           (000)
------------  -----------  ----------  -----------------
JPY   27,501  USD     239   03/18/99    $             (6)
                                        ================

        The accompanying notes are an integral part of the financial statements.


                                                       Fixed Income III Fund 104

FIXED INCOME III FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per-share amounts)                       December 31, 1998
ASSETS
Investments at market (identified cost $567,300)(Note 2)  ..........  $         567,513
Forward foreign currency exchange contracts (cost $239)(Note 2) ....                238
Receivables:
 Dividends and interest ............................................              5,080
 Investments sold (regular settlement)  ............................             19,356
 Investments sold (delayed settlement)(Note 2)  ....................             60,923
 Fund shares sold ..................................................              1,393
Short-term investments held as collateral for securities
loaned, at market (Note 3)  ........................................             16,054
                                                                      -----------------
   Total Assets ....................................................            670,557

LIABILITIES
Payables:
 Due to Custodian ..................................... $      6,948
 Investments purchased (regular settlement)  ..........        4,544
 Investments purchased (delayed settlement)(Note 2)....      179,659
 Fund shares redeemed .................................          545
 Accrued fees to affiliates (Note 4)  .................          237
 Other accrued expenses ...............................           73
 Daily variation margin on futures contracts
 (Notes 2 and 3)  .....................................           14
Forward foreign currency exchange contracts (cost
$239)(Note 2)  ........................................          246
Options written, at market value (premiums
received $205)(Notes 2 and 3)  ........................           47
Payable upon return of securities loaned, at
market (Note 3)  ......................................       16,054
                                                        ------------
   Total Liabilities ...............................................            208,367
                                                                      -----------------

NET ASSETS .........................................................  $         462,190
                                                                      =================

NET ASSETS CONSIST OF:
Accumulated distributions in excess of net investment income .......  $            (145)
Accumulated distributions in excess of net realized gain ...........             (1,129)
Unrealized appreciation (depreciation) on:
 Investments .......................................................                213
 Futures contracts .................................................               (494)
 Options written ...................................................                158
 Foreign currency-related transactions .............................                 (6)
Shares of beneficial interest ......................................                452
Additional paid-in capital .........................................            463,141
                                                                      -----------------

NET ASSETS .........................................................  $         462,190
                                                                      =================

NET ASSET VALUE, offering and redemption price per share:
 ($462,190,324 divided by 45,211,976 shares of $.01 par value
   shares of beneficial interest outstanding)  .....................  $          10.22
                                                                      ================

The accompanying notes are an integral part of the financial statements.

105  Fixed Income III Fund

FIXED INCOME III FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                   Year Ended December 31, 1998
INVESTMENT INCOME:
  Interest .........................................................  $      24,979
  Dividends from Money Market Fund (Note 5)  .......................          3,680
  Dividends ........................................................            592
                                                                      -------------
    Total Investment Income ........................................         29,251

EXPENSES (Notes 2 and 4):
  Advisory fees ..................................    $        2,361
  Administrative fees ............................                20
  Custodian fees .................................               258
  Transfer agent fees ............................               213
  Professional fees ..............................                32
  Registration fees ..............................                53
  Trustees' fees .................................                 4
  Miscellaneous ..................................                31
                                                       -------------
    Total Expenses ..................................................         2,972
                                                                      -------------
Net investment income ...............................................        26,279
                                                                      -------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
 Investments ..........................................        5,026
 Futures contracts ....................................        4,347
 Options written ......................................          249
 Foreign currency-related transactions ................          114          9,736
                                                       -------------
Net change in unrealized appreciation or
depreciation of:
 Investments ..........................................       (6,093)
 Futures contracts ....................................         (610)
 Options written ......................................           84
 Foreign currency-related transactions ................         (123)        (6,742)
                                                       -------------  -------------
Net gain (loss) on investments ......................................         2,994
                                                                      -------------
Net increase (decrease) in net assets resulting
 from operations .................................................... $      29,273
                                                                      =============

       The accompanying notes are an integral part of the financial statements.

                                                      Fixed Income III Fund  106

FIXED INCOME III FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                        YEARS ENDED DECEMBER 31,

                                                           1998        1997
                                                       -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ............................... $    26,279  $    20,665
 Net realized gain (loss)  ...........................       9,736        6,722
 Net change in unrealized appreciation or
 depreciation ........................................      (6,742)       4,087
                                                       -----------  -----------
   Net increase (decrease) in net assets
   resulting from operations .........................      29,273       31,474
                                                       -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ...............................     (26,251)     (20,551)
 In excess of net investment income ..................        (390)        (798)
 Net realized gain on investments ....................     (10,618)      (1,962)
 In excess of net realized gain on investments .......      (1,252)          --
                                                       -----------  -----------

   Total Distributions to Shareholders ...............     (38,511)     (23,311)
                                                       -----------  -----------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)  ........................      88,995       82,193
                                                       -----------  -----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS ..........      79,757       90,356

NET ASSETS
 Beginning of period .................................     382,433      292,077
                                                       -----------  -----------
 End of period (including accumulated
 distributions in excess of
   net investment income of $145 and $28,
   respectively)  .................................... $   462,190  $   382,433
                                                       ===========  ===========

The accompanying notes are an integral part of the financial statements.

107  Fixed Income III Fund

FIXED INCOME III FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                               YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------------------------------------
                                               1998              1997              1996              1995              1994
                                             --------          --------          --------          --------          --------
NET ASSET VALUE,
BEGINNING OF PERIOD ......................   $  10.42          $  10.17          $  10.34          $   9.37          $  10.44
                                             --------          --------          --------          --------          --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income (b)  ..............        .62               .63               .64               .67               .66
 Net realized and unrealized gain
 (loss) on investments ...................        .08               .32              (.16)              .97             (1.07)
                                             --------          --------          --------          --------          --------
   Total Income From Investment
   Operations ............................        .70               .95               .48              1.64              (.41)
                                             --------          --------          --------          --------          --------
DISTRIBUTIONS:
 Net investment income ...................       (.61)             (.62)             (.64)             (.67)             (.66)
 In excess of net
 investment income .......................       (.01)             (.02)             (.01)               --                --
 Net realized gain on
 investments .............................       (.25)             (.06)               --                --                --
 In excess of net realized gain on
 investments .............................       (.03)               --                --                --                --
                                             --------          --------          --------          --------          --------
   Total Distributions ...................       (.90)             (.70)             (.65)             (.67)             (.66)
                                             --------          --------          --------          --------          --------

NET ASSET VALUE, END
OF PERIOD ................................   $  10.22          $  10.42          $  10.17          $  10.34          $   9.37
                                             ========          ========          ========          ========          ========
TOTAL RETURN (%) .........................       6.80              9.64              4.88             17.99             (3.89)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of
 period ($000 omitted) ...................    462,190           382,433           292,077           252,465           166,620

 Ratios to average net assets (%)(a):
   Operating expenses ....................        .67               .70               .73               .61               .20
   Net investment income .................       5.91              6.13              6.32              6.83              7.02

 Portfolio turnover rate (%)  ............     342.49            274.84            144.26            141.37            134.11

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.


                                                      Fixed Income III Fund  108

FRANK RUSSELL INVESTMENT COMPANY INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

1. ORGANIZATION
   Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 28 different investment portfolios, referred to as "Funds." These financial statements report on seven Funds, each of which has distinct investment objectives and strategies. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Funds' financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

   SECURITY VALUATION: United States equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed-income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

   International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

   Short-term investments held by the Funds maturing within 60 days of the valuation date are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

   The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   INVESTMENT TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within a particular fund. The Funds may lend portfolio securities as approved by the Board of Trustees on April 27, 1998.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   AMORTIZATION AND ACCRETION: All premiums and discounts, including original issue discounts, for the Funds are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal income tax provision was required for the Funds.

   At December 31, 1998, certain Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                  12/31/02   12/31/03   12/31/04   12/31/05   12/31/06   Totals
                  --------   --------   --------   --------   --------  --------
Fixed Income III  $     --   $     --   $     --   $     --   $     --  $     --


109  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY INSTITUTIONAL FUNDS

December 31, 1998

 The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 1998 are as follows:

                                                                                                                         NET
                                                                      GROSS                    GROSS                  UNREALIZED
                                            FEDERAL TAX             UNREALIZED               UNREALIZED              APPRECIATION
                                               COST                APPRECIATION            (DEPRECIATION)           (DEPRECIATION)
                                           ---------------         --------------          ----------------        ----------------
   Equity I                               $  976,814,803          $  428,461,319          $  (34,893,816)          $  393,567,503
   Equity II                                 463,507,740              97,771,333             (26,221,477)              71,549,856
   Equity III                                179,350,183              38,835,676              (7,336,272)              31,499,404
   Equity Q                                  791,185,861             406,797,886             (24,167,525)             382,630,361
   International                             872,283,880             199,944,840             (73,433,837)             126,511,003
   Fixed Income I                          1,040,329,916              26,192,246              (3,485,598)              22,706,648
   Fixed Income III                          568,406,976              10,501,974             (11,396,402)                (894,428)

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: For all Funds, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly, except for the International Fund, which generally declares and pays dividends annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

 The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, and certain securities sold at a loss. Accordingly, a Fund may periodically make a reclassification among certain of its capital accounts without impacting its net asset value.

 The following reclassifications have been made to reflect activity for the year ended December 31, 1998:

                           UNDISTRIBUTED     ACCUMULATED
                           NET INVESTMENT    NET REALIZED        ADDITIONAL
                               INCOME        GAIN (LOSS)       PAID-IN CAPITAL
                           ----------------  --------------   -----------------
  Equity I                 $    64,305      $   (64,305)             $--
  Equity II                       (169)             169               --
  International              3,470,541       (3,470,541)              --
  Fixed Income I              (373,846)         373,846               --
  Fixed Income III             245,049          123,185         (368,234)

 EXPENSES: The Funds will pay their own expenses other than those expressly assumed by the Management Company. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed are allocated among all Funds principally based on their relative net assets.

 REPURCHASE AGREEMENTS: The Funds may engage in repurchase agreements with several financial institutions whereby a Fund, through its custodian, receives delivery of underlying securities as collateral. Each Fund's money manager will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fedwire closing time remains at least equal to 102% of the repurchase price. The money manager will notify the Seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%.

 FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

 (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

                                              Notes to Financial Statements  110

FRANK RUSSELL INVESTMENT COMPANY INSTITUTIONAL FUNDS

December 31, 1998

 (b) Outstanding purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

 Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at period-end, as a result of changes in the exchange rates.

 It is not practical to isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

 DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

 The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

 FOREIGN CURRENCY EXCHANGE CONTRACTS: In connection with portfolio purchases and sales of securities denominated in a foreign currency, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The International Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the International, Fixed Income I and Fixed Income III Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 1998, are presented on the Statement of Net Assets for the applicable Funds.

 FORWARD COMMITMENTS: The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (i.e., a "forward commitment," "delayed settlement" or "when issued" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

111  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY INSTITUTIONAL FUNDS

December 31, 1998

   OPTIONS: The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. These Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

   When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

   The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates. The Funds' activities in written options are conducted through regulated exchanges, which do not result in counterparty credit risks.

   FUTURES: The domestic and international equity Funds utilize futures to equitize liquidity reserve balances. Fixed Income III Fund may utilize futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Changes in the initial settlement values of futures contracts are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3. INVESTMENT TRANSACTIONS
   SECURITIES: During the year ended December 31, 1998, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

                      PURCHASES         SALES                             PURCHASES         SALES
                   --------------  --------------                       --------------  --------------
 Equity I          $1,224,837,610  $1,269,549,747     International     $  620,524,114  $  693,586,732
 Equity II            646,556,723     615,061,895     Fixed Income I       339,403,003     205,533,319
 Equity III           303,926,687     358,339,957     Fixed Income III     301,079,692     204,521,758
 Equity Q             803,666,498     969,277,807

 Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

                                     PURCHASES         SALES
                                   --------------- ----------------
 Fixed Income I                    $1,853,752,249  $1,814,649,421
 Fixed Income III                   1,348,648,312   1,292,359,798


                                              Notes to Financial Statements  112

FRANK RUSSELL INVESTMENT COMPANY INSTITUTIONAL FUNDS

December 31, 1998

 OPTIONS WRITTEN AND FUTURES CONTRACTS: Fund transactions in written options and futures contracts for the year ended December 31, 1998 were as follows:

 EQUITY I                                         FUTURES CONTRACTS
                                                              AGGREGATE
                                              NUMBER OF     FACE VALUE OF
                                              CONTRACTS     CONTRACTS (1)
                                             ----------    ----------------
  Outstanding December 31, 1997                    176     $    39,023,305
  Opened                                         1,312         347,746,256
  Closed                                        (1,308)       (332,479,683)
                                             ----------    ----------------
  Outstanding December 31, 1998                    180     $    54,289,878
                                             ==========    ================


 EQUITY II                                        FUTURES CONTRACTS
                                                              AGGREGATE
                                              NUMBER OF     FACE VALUE OF
                                              CONTRACTS     CONTRACTS (1)
                                             ----------    ----------------
  Outstanding December 31, 1997                    146     $    26,114,344
  Opened                                           992         220,431,273
  Closed                                          (939)       (200,555,902)
                                             ----------    ----------------
  Outstanding December 31, 1998                    199     $    45,989,715
                                             ==========    ================


 EQUITY III                                       FUTURES CONTRACTS
                                                              AGGREGATE
                                              NUMBER OF     FACE VALUE OF
                                              CONTRACTS     CONTRACTS (1)
                                             ----------    ----------------
  Outstanding December 31, 1997                     39     $     7,190,350
  Opened                                           515         121,758,961
  Closed                                          (502)       (118,801,607)
                                             ----------    ----------------
  Outstanding December 31, 1998                     52     $    10,147,704
                                             ==========    ================


 EQUITY Q                                         FUTURES CONTRACTS
                                                              AGGREGATE
                                              NUMBER OF     FACE VALUE OF
                                              CONTRACTS     CONTRACTS (1)
                                             ----------    ----------------
  Outstanding December 31, 1997                    109     $    24,972,119
  Opened                                           680         177,069,554
  Closed                                          (705)       (178,217,873)
                                             ----------    ----------------
  Outstanding December 31, 1998                     84     $    23,823,800
                                             ==========    ================


 (1) The aggregate face value of contracts is computed on the date each contract was opened.

 113  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY INSTITUTIONAL FUNDS

December 31, 1998

 INTERNATIONAL                         FUTURES CONTRACTS
                                                   AGGREGATE
                                   NUMBER OF     FACE VALUE OF
                                   CONTRACTS     CONTRACTS (1)
                                  -----------   ---------------
  Outstanding December 31, 1997          361    $   46,978,235
  Opened                               4,006       346,781,926
  Closed                              (3,721)     (344,886,862)
                                  -----------   ---------------
  Outstanding December 31, 1998          646    $   48,873,299
                                  ===========   ===============


 FIXED INCOME I                         WRITTEN OPTIONS
                                    NUMBER OF       PREMIUMS
                                  CONTRACTS (2)     RECEIVED
                                  -------------   -------------
  Outstanding December 31, 1997          209      $    135,513
  Opened                                  42           555,920
  Closed                                 (20)         (188,887)
  Expired                                (40)         (242,546)
                                  -------------   -------------
  Outstanding December 31, 1998          191      $    260,000
                                  =============   =============


 FIXED INCOME III                       WRITTEN OPTIONS
                                    NUMBER OF       PREMIUMS
                                  CONTRACTS (2)     RECEIVED
                                  -------------   -------------
  Outstanding December 31, 1997          226      $    146,732
  Opened                                  53           436,528
  Closed                                 (13)         (137,221)
  Expired                                (86)         (240,850)
                                  -------------   -------------
  Outstanding December 31, 1998          180      $    205,189
                                  =============   =============

                                           FUTURES CONTRACTS             FUTURES CONTRACTS
 FIXED INCOME III                              SOLD SHORT                    PURCHASED
                                                      AGGREGATE                      AGGREGATE
                                       NUMBER OF    FACE VALUE OF    NUMBER OF     FACE VALUE OF
                                       CONTRACTS    CONTRACTS (1)    CONTRACTS     CONTRACTS (1)
                                      -----------  --------------   -----------   ---------------
  Outstanding December 31, 1997               --    $         --            429   $    50,469,783
  Opened                                    (549)    (64,344,152)         2,973       362,544,033
  Closed                                     312      36,243,850         (2,848)     (337,130,765)
                                      -----------  --------------   -----------   ---------------
  Outstanding December 31, 1998             (237)  $ (28,100,302)           554   $    75,883,051
                                      ===========  ==============   ===========   ===============

     (1) The aggregate face value of contracts is computed on the date each contract was opened.

     (2)  Each contract represents $100,000 notional value.

 SECURITIES LENDING: Effective April 27, 1998, the Investment Company resumed its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by Morgan Stanley Trust Company ("MSTC") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities-lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

 Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and MSTC and is included as interest income for the Fund. To the extent that a loan is secured

                                              Notes to Financial Statements  114

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

 by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and MSTC and are included as interest income for the Fund. All collateral received will be in an amount at least equal to 100% (for fixed income securities), 102% (for loans of U.S. equity securities) or 105% (for non-U.S. equity securities) of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than the above respective percentages of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of December 31, 1998, the value of outstanding securities on loan and the value of collateral amounted to as follows:

                            VALUE OF         VALUE OF                           VALUE OF         VALUE OF
                       SECURITIES ON LOAN   COLLATERAL                     SECURITIES ON LOAN   COLLATERAL
                       ------------------ -------------                   -------------------  -------------
 Equity I              $       17,693,021 $  17,956,583  International    $        29,331,646  $  28,448,832
 Equity II                     31,753,266    31,889,853  Fixed Income I           112,035,074    117,925,000
 Equity Q                      29,689,688    29,921,738  Fixed Income III          15,258,232     16,053,850

4. RELATED PARTIES
   ADVISOR: Frank Russell Investment Management Company ("FRIMCo" or "Advisor") operates and administers all of the Funds which comprise the Investment Company, and advises the Money Market and the U.S. Government Money Market Funds (the Money Market and the U.S. Government Money Market Funds are a series of the Investment Company that are not presented in this report). FRIMCo is a wholly owned subsidiary of Frank Russell Company, a wholly owned subsidiary of the Northwestern Mutual Life Insurance Company. Frank Russell Company researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

   For the year ended December 31, 1998, the advisory fee paid to FRIMCo, for the Funds listed below, in accordance with the Investment Company's Advisory Agreement with that firm, amounted to $31,868,785 before waivers. Such fee is payable monthly and is equal to the annual rate, by Fund, shown in the table below, of the average daily net assets of the applicable Fund. Effective December 1, 1998, the advisory fee annual rates were reduced by the Administrator fee of .05%; the new rates are:

                 ANNUAL RATE                           ANNUAL RATE
                -------------                         -------------
   Equity I          0.55%          International         0.70%
   Equity II         0.70           Fixed Income I        0.25
   Equity III        0.55           Fixed Income III      0.50
   Equity Q          0.55

   FRIMCo calculates its advisory fee based on average daily net assets for each Fund less any advisory fee incurred on assets invested in the Money Market Fund (see Note 5) thereby eliminating any duplication of fees.

   ADMINISTRATOR: Effective December 1, 1998, the Investment Company & Board of Trustees approved a plan to pay a .05% fee of the average daily net assets of the Fund, to FRIMCo, in accordance with the Investment Company's Advisory Agreement with that firm. The fee paid to FRIMCo for the Funds listed above amounted to $238,776 before waivers.

   ANALYTIC SERVICES: Fees for analytic services provided to the Funds are paid or accrued to Russell/Mellon Analytical Services, an affiliate of the Investment Company. Russell/Mellon Analytical Services provides its TruVP System to the Funds, pursuant to a written Service Agreement. The TruVP System provides analytics used by the investment department.

   TRANSFER AGENT: The Funds have a contract with FRIMCo, to provide transfer agent services to the Investment Company. Total fees for the year ended December 31, 1998 were $2,085,298.

   DISTRIBUTOR: Russell Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Funds for its services.


115  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

   ACCRUED FEES PAYABLE TO AFFILIATES AS OF DECEMBER 31, 1998 WERE AS FOLLOWS:



                             ADVISORY        ADMINISTRATION         ANALYTIC       TRANSFER
                               FEES               FEES            SERVICE FEES    AGENT FEES      TOTALS
                            ------------     --------------      --------------  ------------  ------------
  Equity I                  $    620,110     $       56,745      $        8,932  $     94,578  $    780,365
  Equity II                      295,742             21,303               3,522        35,933       356,500
  Equity III                      95,138              8,729               1,698         8,062       113,627
  Equity Q                       535,051             48,743               1,665        35,145       620,604
  International                  589,109             42,321              10,447        60,940       702,817
  Fixed Income I                 197,571             41,246                  88        42,830       281,735
  Fixed Income III               191,447             19,689                  --        26,345       237,481
                            ------------     --------------      --------------  ------------  ------------
                            $  2,524,168     $      238,776      $       26,352  $    303,833  $  3,093,129
                            ============     ==============      ==============  ============  ============

   BROKERAGE COMMISSIONS: The Funds may effect portfolio transactions through Frank Russell Securities, Inc., an affiliate of the Advisor, when a money manager determines that the Fund will receive competitive execution, price, and commissions. Upon completion of such transactions, Frank Russell Securities, Inc. will refund up to 70% of the commissions paid by that Fund after reimbursement for research services provided to FRIMCo. Amounts retained by Frank Russell Securities, Inc. for the year ended December 31, 1998 were as follows:

   Equity I          $ 325,697        Equity Q        $  19,198
   Equity II            26,102        International     319,838
   Equity III          110,191


   Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Advisor.

   BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $20,000 per year plus out-of-pocket expenses. Total Trustee expenses were $24,875 for the year ended December 31, 1998, and were allocated to each Fund on a pro rata basis, including 21 affiliated Funds not presented herein.

5. MONEY MARKET FUND
   The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund (a series of Frank Russell Investment Company not presented herein). As of December 31, 1998, $343,877,000 of the Money Market Fund's net assets represents investments by these Funds and $431,989,000 represents the investments of other affiliated funds not presented herein.

6. FUND SHARE TRANSACTIONS
   Share transactions for the years ended December 31, were as follows:

                                                                  SHARES                          DOLLARS
                                                       ---------------------------------------------------------------
                                                          1998              1997            1998             1997
                                                       ------------   --------------    -------------    -------------
 EQUITY I
   Proceeds from shares sold                             11,649,184        9,571,549    $ 382,854,757    $ 318,926,605
   Proceeds from reinvestment of distributions            2,804,239        8,403,086       91,197,788      251,274,449
   Payments for shares redeemed                         (12,417,244)     (12,432,666)    (413,663,483)    (416,468,295)
                                                       ------------   --------------    -------------    -------------
   Total net increase (decrease)                          2,036,179        5,541,969    $  60,389,062    $ 153,732,759
                                                       ============   ==============    =============    =============
  EQUITY II
   Proceeds from shares sold                              6,590,024        4,308,084    $ 209,065,456    $ 138,867,923
   Proceeds from reinvestment of distributions            1,013,507        1,960,489       30,141,042       61,436,762
   Payments for shares redeemed                          (4,974,795)      (3,821,842)    (158,755,431)    (128,686,967)
                                                       ------------   --------------    -------------    -------------
   Total net increase (decrease)                          2,628,736        2,446,731    $  80,451,067    $  71,617,718
                                                       ============   ==============    =============    =============

                                              Notes to Financial Statements  116

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

                                                                  SHARES                           DOLLARS
                                                        ----------------------------    ------------------------------
                                                            1998             1997            1998            1997
                                                        -----------      -----------    -------------    -------------
 EQUITY III
   Proceeds from shares sold                              1,912,599        1,592,374    $  57,633,142    $  53,105,282
   Proceeds from reinvestment of distributions              832,353        1,960,469       23,877,077       57,577,559
   Payments for shares redeemed                          (3,641,754)      (2,899,571)    (106,697,244)     (93,209,130)
                                                        -----------      -----------    -------------    -------------
   Total net increase (decrease)                           (896,802)         653,272    $ (25,187,025)   $  17,473,711
                                                        ===========      ===========    =============    =============

  EQUITY Q
   Proceeds from shares sold                              7,788,647        8,963,096    $ 298,738,895    $ 322,888,554
   Proceeds from reinvestment of distributions            2,920,742        5,185,592      109,535,351      181,290,822
   Payments for shares redeemed                          (8,992,387)     (11,469,089)    (344,894,333)    (424,121,094)
                                                        -----------      -----------    -------------    -------------
   Total net increase (decrease)                          1,717,002        2,679,599    $  63,379,913    $  80,058,282
                                                        ===========      ===========    =============    =============
  INTERNATIONAL
   Proceeds from shares sold                              8,855,148       10,420,072    $ 330,797,414    $ 390,495,912
   Proceeds from reinvestment of distributions              756,486        1,995,915       27,769,744       68,774,542
   Payments for shares redeemed                         (11,065,451)      (9,560,991)    (412,201,782)    (360,640,598)
                                                        -----------      -----------    -------------    -------------
   Total net increase (decrease)                         (1,453,817)       2,854,996    $ (53,634,624)   $  98,629,856
                                                        ===========      ===========    =============    =============
  FIXED INCOME I
   Proceeds from shares sold                             18,203,608       13,731,606    $ 398,149,172    $ 290,844,536
   Proceeds from reinvestment of distributions            2,497,093        1,875,831       54,549,439       39,542,171
   Payments for shares redeemed                         (12,833,370)     (10,089,965)    (281,502,033)    (213,616,474)
                                                        -----------      -----------    -------------    -------------
   Total net increase (decrease)                          7,867,331        5,517,472    $ 171,196,578    $ 116,770,233
                                                        ===========      ===========    =============    =============
  FIXED INCOME III
   Proceeds from shares sold                             20,310,407       16,294,869    $ 212,962,809    $ 168,283,128
   Proceeds from reinvestment of distributions            3,397,977        2,096,517       35,268,436       21,580,122
   Payments for shares redeemed                         (15,209,804)     (10,407,484)    (159,235,867)    (107,669,883)
                                                        -----------      -----------    -------------    -------------
   Total net increase (decrease)                          8,498,580        7,983,902    $  88,995,378    $  82,193,367
                                                        ===========      ===========    =============    =============

 7. BENEFICIAL INTEREST
    As of December 31, 1998, the following Funds have one or more shareholders with shares of beneficial interest of greater than 10% of the total outstanding shares of each respective Fund or Class: Equity I 17.0%, Equity III 12.4%, Equity Q 19.4%, Fixed Income I 10.3% and 11.6%, Fixed Income III 21.0%, and International 18.7%.


117  Notes to Financial Statements

REPORT OF INDEPENDENT ACCOUNTANTS





To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series of Frank Russell Investment Company (in this report comprised of Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I, and Fixed Income III (the "Funds")) at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                    /s/ PricewaterhouseCoopers LLP
Seattle, Washington
February 15, 1999


                                          Report of Independent Accountants  118

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

TAX INFORMATION

December 31, 1998 (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 1998:

                        TOTAL LONG-TERM
                         CAPITAL GAINS
                        ---------------
  Equity I              $    62,310,742
  Equity II                  30,796,611
  Equity III                 19,259,439
  Equity Q                   93,595,688
  International              13,146,301
  Fixed Income I              7,520,517
  Fixed Income III            5,091,186



119  Tax Information

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS

December 31, 1998

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Frank Russell Investment Company (the "Investment Company") held at 909 A Street, Tacoma, Washington on November 19, 1998.



THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING


THE RESULTS OF EACH VOTE ACCOMPANY THE DESCRIPTION OF EACH MATTER
-----------------------------------------------------------------

1. This item number was reserved for a matter affecting another FRIC Fund of the Investment Company.

2. To elect the members of the Board of Trustees of the Investment Company.

  VOTE:
  -----
                              FOR               WITHHELD
                      -------------------  ----------------
 Lynn L. Anderson      1,142,054,288.045     2,131,664.459
 Paul E. Anderson      1,139,319,894.878     2,166,057.626
 Paul Anton, PhD.      1,141,736,993.856     2,448,958.648
 William E. Baxter     1,141,722,018.319     2,463,934.185
 Lee C. Gingrich       1,142,034,296.045     2,161,656.459
 Eleanor W. Palmer     1,141,728,049.319     2,457,903.185


3. To ratify the selection of PricewaterhouseCoopers LLP as the Investment Company's independent accountants.


   VOTE:
   -----
                                       ABSTAIN/BROKER
          FOR          AGAINST            NON-VOTE
   ----------------- -------------    ----------------
   1,141,762,608.691   732,463.728       1,690,880.085


4. To approve a proposed advisory agreement with Frank Russell Investment Management Company ("FRIMCo"), the current investment manager of the Investment Company, restructuring the manner in which services are provided to the Funds, providing for compensation to FRIMCo for managing certain additional assets of the Funds.


   VOTE:
   -----

                                                                  ABSTAIN/BROKER
                                        FOR           AGAINST         NON-VOTE
                                ------------------ ------------  --------------
  Equity I Fund                     36,341,070.869    4,902.000     159,605.570
  Equity II Fund                    14,331,170.684        0.000         776.149
  Equity III Fund                    6,238,494.343        0.000           0.000
  Equity Q Fund                     27,904,535.584    4,666.000       8,868.175
  International Fund                24,985,311.003        0.000       2,779.822
  Fixed Income I Fund               41,762,498.137    5,890.000     101,521.907
  Fixed Income III Fund             42,820,803.200      948.000      24,267.791


                                 Matter Submitted to a Vote of Shareholders  120

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS, CONTINUED

December 31, 1998

5. To approve a proposed advisory agreement with FRIMCo, to take effect upon the closing of the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company.


   VOTE:
   -----
                                                               ABSTAIN/BROKER
                                    FOR          AGAINST          NON-VOTE
                              ---------------- -------------  ------------------
  Equity I Fund                 36,344,677.022     8,244.847         162,656.570
  Equity II Fund                14,327,947.425     3,223.259             776.149
  Equity III Fund                6,237,273.133     1,221.210               0.000
  Equity Q Fund                 27,901,650.194     7,960.390           8,459.175
  International Fund            24,983,629.457     1,681.546           2,779.822
  Fixed Income I Fund           41,758,766.067     6,758.070         104,385.907
  Fixed Income III Fund         42,816,279.312     4,523.888          25,215.791


6. To approve a change to the Funds' fundamental investment restrictions limiting borrowing activities, authorizing a higher borrowing level for the purpose of meeting shareholder redemption requests.


   VOTE:
   -----
                                                                  ABSTAIN/BROKER
                                       FOR           AGAINST         NON-VOTE
                                ----------------- -------------- --------------
   Equity I Fund                   34,881,776.022    140,644.847    157,898.570
   Equity II Fund                  14,293,260.425     37,910.259        776.149
   Equity III Fund                  5,962,755.133      1,221.210          0.000
   Equity Q Fund                   26,904,399.194     10,401.390      7,822.175
   International Fund              24,145,092.457     50,419.546      5,539.822
   Fixed Income I Fund             40,313,361.067    218,514.070     96,263.907
   Fixed Income III Fund           41,577,127.312      6,992.888     32,957.791




7. To approve the elimination of certain fundamental investment restrictions applicable to the Funds.


   VOTE:
   -----

   a)  elimination of restriction on investing in interests of oil and gas:

                                                                ABSTAIN/BROKER
                                      FOR           AGAINST         NON-VOTE
                                --------------- -------------- ----------------
   Equity I Fund                 28,659,641.732    317,389.816    6,203,287.891
   Equity II Fund                11,709,383.902    109,215.568    2,513,347.363
   Equity III Fund                5,849,383.118     10,276.575      104,316.650
   Equity Q Fund                 21,756,160.751    155,537.447    5,010,924.561
   International Fund            19,353,168.975    358,227.148    4,489,655.702
   Fixed Income I Fund           33,986,085.658    440,208.000    6,201,845.386
   Fixed Income III Fund         32,278,488.157    681,427.996    8,657,161.838


 121  Matter Submitted to a Vote of Shareholders

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS, CONTINUED

December 31, 1998

 b) elimination of restriction on investing in issuers in operation for less than three years:

                                                              ABSTAIN/BROKER
                                     FOR           AGAINST       NON-VOTE
                               --------------- -------------- --------------
  Equity I Fund                 34,676,883.206    325,875.663    177,560.570
  Equity II Fund                14,215,457.857    111,711.827      4,777.149
  Equity III Fund                5,949,290.558     14,685.785          0.000
  Equity Q Fund                 26,736,814.747    173,047.837     12,760.175
  International Fund            24,021,772.580    172,777.423      6,501.822
  Fixed Income I Fund           40,068,845.067    457,594.070    101,699.907
  Fixed Income III Fund         40,928,916.316    662,089.884     26,071.791


  c) elimination of restriction on investing in issuers beneficially owned by affiliated persons:

                                                               ABSTAIN/BROKER
                                   FOR            AGAINST         NON-VOTE
                              --------------- ---------------- --------------
  Equity I Fund                34,164,970.089      838,589.780    176,759.570
  Equity II Fund               13,874,361.014      452,808.670      4,777.149
  Equity III Fund               5,305,584.907      658,391.436          0.000
  Equity Q Fund                26,306,337.719      604,271.865     12,013.175
  International Fund           23,422,860.346      768,928.657      9,262.822
  Fixed Income I Fund          39,737,392.810      782,965.327    107,780.907
  Fixed Income III Fund        40,479,193.788    1,111,812.412     26,071.791


 d) elimination of restriction on investing in warrants not listed on the NYSE or ASE:

                                                               ABSTAIN/BROKER
                                      FOR          AGAINST         NON-VOTE
                               ---------------- -------------- --------------
  Equity I Fund                  34,835,398.765    166,798.104    178,122.570
  Equity II Fund                 14,261,944.425     62,975.259      7,027.149
  Equity III Fund                 5,952,478.558     11,497.785          0.000
  Equity Q Fund                  26,764,379.184    145,470.400     12,773.175
  Fixed Income III Fund          40,984,085.312    608,724.888     24,267.791


8. This item number was reserved for a matter affecting another FRIC Fund of the Investment Company.


To act upon any other business as may legally have come before the Special Meeting or any adjournment thereof.


  VOTE:
  -----
                                             GRANT           WITHHELD
                                      ------------------ -------------------
  Equity I Fund                           34,173,260.972       2,332,317.467
  Equity II Fund                          13,255,977.883       1,075,968.950
  Equity III Fund                          5,974,898.802         263,595.541
  Equity Q Fund                           26,694,511.802       1,223,557.957
  International Fund                      23,557,625.355       1,430,465.470
  Fixed Income I Fund                     39,088,935.951       2,780,974.093
  Fixed Income III Fund                   39,373,967.069       3,472,051.922


                                 Matter Submitted to a Vote of Shareholders  122

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

TRUSTEES
 George F. Russell, Jr., Chairman
 Lynn L. Anderson
 Paul E. Anderson
 Paul Anton, PhD
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Lynn L. Anderson, President and Chief Executive Officer
 Peter Apanovitch, Manager of Short Term Investment Funds
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Randall P. Lert, Director of Investments
 Karl Ege, Secretary and General Counsel

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CONSULTANT
 Frank Russell Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 1776 Heritage Drive
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) RUSSEL4
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP
 1001 4th Avenue Plaza
 Suite 4200
 Seattle, WA 98154

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

MONEY MANAGERS
EQUITY I
 Alliance Capital Management L.P., Minneapolis, MN
 Barclays Global Investors, N.A., San Francisco, CA
 Equinox Capital Management, Inc., New York, NY
 INVESCO Capital Management, Inc., Atlanta, GA
 Lincoln Capital Management Company, Chicago, IL
 Morgan Stanley Asset Management, Inc., New York, NY
 Peachtree Asset Management, Atlanta, GA
 Sanford C. Bernstein & Co., Inc., New York, NY
 Suffolk Capital Management, Inc., New York, NY
 Trinity Investment Management Corporation, Boston, MA

EQUITY II
 Delphi Management, Inc., Boston, MA
 Fiduciary International, Inc., New York, NY
 GlobeFlex Capital, L.P., San Diego, CA
 Jacobs Levy Equity Management, Inc., Roseland, NJ
 Sirach Capital Management, Inc., Seattle, WA
 Wellington Management Company LLP, Boston, MA
 Westpeak Investment Advisors, L.P., Boulder, Co

EQUITY III
 Equinox Capital Management, Inc., New York, NY
 Trinity Investment Management Corporation, Boston, MA
 Westpeak Investment Advisors, L.P., Boulder, Co

EQUITY Q
 Barclays Global Investors, N.A., San Francisco, CA
 Franklin Portfolio Associates, LLC, Boston, MA
 J.P. Morgan Investment Management, Inc., New York, NY

INTERNATIONAL
 J.P. Morgan Investment Management, Inc., New York, NY
 Marathon Asset Management Limited, London, England
 Mastholm Asset Management, LLC, Bellevue, WA
 Oechsle International Advisors, Boston, MA
 Rowe Price-Fleming International, Inc., Baltimore, MD
 Sanford C. Bernstein & Co., Inc., New York, NY
 The Boston Company Asset Management, Inc., Boston, MA

FIXED INCOME I
 Lincoln Capital Management Company, Chicago, IL
 Pacific Investment Management Company, Newport Beach, CA
 Standish, Ayer & Wood, Inc., Boston, MA

FIXED INCOME III
 BEA Associates, Inc., New York, NY
 Pacific Investment Management Company, Newport Beach, CA
 Standish, Ayer & Wood, Inc., Boston, MA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

123  Manager, Money Managers and Service Providers

[RUSSELL LOGO]


Frank Russell Investment Company

909 A Street
Tacoma, WA 98402-5120
253-627-7001
800-972-0700
Fax: 253-591-3495

A-5147(299)    36-08-020

                                                FRANK RUSSELL INVESTMENT COMPANY
---------------
SPECIALTY FUNDS
---------------

1998 Annual Report

CLASS C, CLASS E, & CLASS S

REAL ESTATE SECURITIES FUND

EMERGING MARKETS FUND

SPECIAL GROWTH FUND

SHORT TERM BOND FUND
  (FORMERLY KNOWN AS FIXED INCOME II FUND)

TAX EXEMPT BOND FUND
  (FORMERLY KNOWN AS LIMITED VOLATILITY TAX FREE FUND)

EQUITY T FUND - CLASS S ONLY

MONEY MARKET FUND - CLASS S ONLY

US GOVERNMENT MONEY MARKET FUND - CLASS S ONLY

TAX FREE MONEY MARKET FUND - CLASS S ONLY


DECEMBER 31, 1998
                                                                  [RUSSELL LOGO]

                      FRANK RUSSELL INVESTMENT COMPANY

                      Frank Russell Investment Company
                      is a "series mutual fund" with 28
                      different investment portfolios.
                      These financial statements report
                      on nine Funds, each of which has
                      distinct investment objectives and
                      strategies.


                      FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY

                      Responsible for overall management
                      and administration of the Funds.


                      FRANK RUSSELL COMPANY

                      Consultant to Frank Russell
                      Investment Management Company.

                       FRANK RUSSELL INVESTMENT COMPANY

                                SPECIALTY FUNDS

                                 ANNUAL REPORT

                               DECEMBER 31, 1998

                               TABLE OF CONTENTS


                                                                     Page
Letter to Our Clients..............................................    2

Real Estate Securities Fund........................................    3

Emerging Markets Fund..............................................   13

Special Growth Fund................................................   29

Fixed Income II Fund...............................................   47

Limited Volatility Tax Free Fund...................................   59

Equity T Fund......................................................   73

Money Market Fund..................................................   83

U.S. Government Money Market Fund..................................   91

Tax Free Money Market Fund.........................................   97

Notes to Financial Statements......................................  110

Report of Independent Accountants..................................  120

Tax Information....................................................  121

Matters Submitted to a Vote of Shareholders........................  122

Manager, Money Managers and Service Providers......................  126


FRANK RUSSELL INVESTMENT COMPANY - SPECIALTY FUNDS
Copyright (C) Frank Russell Company 1999. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and, except for a money market fund, the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Income from tax-free funds may be subject to an alternative minimum tax, or state and local taxes. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

TO OUR CLIENTS

We are pleased to present the Frank Russell Investment Company 1998 Annual Report. This report covers information on nine of the Funds and represents our seventeenth year in operation.

We remain committed to providing our clients with superior investment solutions through the benefits of multi-manager, multi-style diversification used in structuring our Funds. The commitment proved worthwhile in 1998, as our Funds, in general, provided solid returns as compared to their respective benchmarks and attracted many new investors, both creating significant growth in assets.

Frank Russell Investment Management Company (FRIMCo) continuously evaluates the Funds we offer our clients. Each of these Funds is carefully monitored by Russell investment professionals to ensure that the most appropriate investment advisors and strategies are utilized within each Fund. The advisors are monitored by FRIMCo, using the expertise and advice of the Investment Policy and Research group of Frank Russell Company.

Since the close of 1997, we have implemented changes in our Funds' structure which we believe will benefit current and potential investors. The former Class C shares of the Russell Funds have been renamed Russell Fund Class E shares, and their fee structure now aligns with the Russell LifePoints(R) Funds' Class E shares. Additionally, the Russell LifePoints(R) Funds' Class D shares were opened for investment in March 1998.

FRIMCo's decision to retain Boston Financial Data Services(BFDS) to assist in the transfer agent process in June 1998 has enhanced the level of services provided to our clients.

We are also pleased to announce the recent acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company, the U.S. leader in both individual life insurance sold annually and total life insurance in force. We believe this is a very positive development for both Russell and the Funds, given the financial strength and image of Northwestern.

Thank you for your continued confidence and investment with Frank Russell Investment Company. We look forward to 1999 and continuing to earn your support.

Sincerely,


/s/ George F. Russell, Jr.                 /s/ Lynn L. Anderson

George F. Russell, Jr.                     Lynn L. Anderson
Chairman                                   President and Chief Executive Officer
Frank Russell Investment Company           Frank Russell Investment Company

Real Estate Securities Fund

Portfolio Management Discussion

December 31, 1998 (Unaudited)



Objective: To generate a high level of total return through above-average current income, while maintaining the potential for capital appreciation.

Invests in: Equity securities of companies in the real estate industry.

Strategy: The Fund uses a multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of two managers with distinct approaches to investing in real estate equity securities.


GROWTH OF A $10,000 INVESTMENT

                Real Estate                 NAREIT                Lipper(R)
 Dates        Securities - Class S        Equity REIT **         Real Estate++
 -----        --------------------        --------------         -------------
Inception*         $10,000                  $10,000                 $10,000
  1989              $9,843                   $9,690                  $9,692
  1990              $8,276                   $8,203                  $8,093
  1991             $11,345                  $11,118                 $10,712
  1992             $13,306                  $12,733                 $12,093
  1993             $15,624                  $15,237                 $14,911
  1994             $16,754                  $15,721                 $14,614
  1995             $18,576                  $18,119                 $16,528
  1996             $25,414                  $24,507                 $21,656
  1997             $30,240                  $29,480                 $26,490
  1998             $25,419                  $24,317                 $22,437
-------------------------------------------------------------------------------

Total             $184,797                 $179,125                $167,226
===============================================================================

                       YEARLY PERIODS ENDED DECEMBER 31

Real Estate Securities Fund - Class S                  NAREIT Equity REIT Index
 Periods Ended     Growth of        Total               Periods Ended     Growth of        Total
   12/31/98         $10,000        Return                 12/31/98         $10,000        Return
-----------------------------------------------        -----------------------------------------------
1 Year           $ 8,406         (15.94)%              1 Year           $ 8,249       (17.51)%
5 Years          $16,271        10.22%(S)              5 Years          $15,959      9.80%(S)
Inception*       $25,419        10.40%(S)              Inception*       $24,317      9.90%(S)

Real Estate Securities Fund - Class E ++++             Lipper(R) Real Estate Benchmark
 Periods Ended     Growth of        Total               Periods Ended     Growth of        Total
   12/31/98         $10,000        Return                 12/31/98         $10,000        Return
-----------------------------------------------        -----------------------------------------------
1 Year           $ 8,375         (16.25)%              1 Year           $8,470       (15.30)%
5 Years          $16,079        9.96%(S)               5 Years          $15,048      8.52%(S)
Inception*       $25,120        10.27%(S)              Inception*       $22,437      9.13%(S)


3  Real Estate Securities Fund

Real Estate Securities Fund

Portfolio Management Discussion

December 31, 1998 (Unaudited)

Performance Review

For the year end December 31, 1998, the Real Estate Securities Fund Class S and Class E shares lost 15.9% and 16.3%, respectively, as compared to the NAREIT Equity REIT Index which fell 17.5%. The Fund exceeded the Index primarily through effective security selection.

Portfolio Highlights

1998 proved a disastrous year for Real Estate Investment Trusts (REITs), as a series of threats caused investor sentiment to turn decidedly negative. The year began with the threat of tax reform, as less favorable tax provisions were proposed in the federal budget. Although only the least onerous was approved, the market continued to reflect a negative bias as fears of excessive building and acquisition came to the fore. This too passed, but was supplanted by fears in the third quarter that an economic slowdown would impair the ability of REITs to grow earnings. Finally, falling commodity prices evoked concern that deflationary pressures would diminish the earnings power of REITs by depressing lease rates.

The Real Estate Securities Fund fared reasonably well during the year given existing market trends. The value orientation of AEW proved very effective in focusing investments away from the securities most affected by the above-mentioned threats. Cohen & Steers also fared reasonably well, performing in line with the Index.


Top Ten Equity Holdings
(as a percent of Total Investments)                  December 31, 1998

Vornado Realty Trust                                       5.6%
Mack-Cali Realty Corp.                                     4.7
Apartment Investment & Management Co. Class                4.3
Starwood Lodging Trust                                     4.1
Highwoods Properties, Inc.                                 3.9
Arden Realty Group, Inc.                                   3.6
Avalonbay Communities, Inc.                                3.3
Crescent Real Estate Equities, Inc.                        3.3
Kimco Realty Corp.                                         3.2
Simon Property Group, Inc.                                 3.2

Portfolio Characteristics                            December 31, 1998

Current P/E Ratio                                         19.1x
Portfolio Price/Book Ratio                                1.54x
Market Capitalization - $-Weighted Average                2.07 Bil
Number of Holdings                                          77


Money Managers


AEW Capital Management, L.P.
Cohen & Steers Capital Management

* Real Estate Securities Fund - Class S assumes initial investment on July 28, 1989. NAREIT Index comparison for the initial investment began August 1, 1989. Lipper index comparison for the initial investment began October 1, 1989.

** NAREIT Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

++ Lipper(R) Real Estate Benchmark is the average total return for the universe of funds within the Real Estate Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++++ Real Estate Securities Fund - Class E - For the period, November 4, 1996
     (commencement of sales) to May 15, 1998, shareholder service and Rule 12b-1 distribution fees were charged. From May 16, 1998 through December 31, 1998, only shareholder service fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class E to provide historical perspective.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                  Real Estate Securities Fund  4

Real Estate Securities Fund

Statement of Net Assets

                                                       December 31, 1998

                                                                 Market
                                                     Number      Value
                                                       of        (000)
                                                     Shares        $
                                                   --------     --------
Common Stocks (b) - 95.5%
Apartments - 16.7%
Apartment Investment
 & Management Co. Class A                            660,515      24,563
Archstone Communities Trust                          778,174      15,758
Avalonbay Communities, Inc.                          552,422      18,920
Camden Property Trust                                209,279       5,441
Colonial Properties Trust                             20,000         532
Equity Residential Properties Trust                  144,738       5,853
Essex Property Trust, Inc.                           222,000       6,605
Post Properties, Inc.                                195,246       7,505
Smith (Charles E.) Residential
 Realty, Inc.                                        245,100       7,874
Summit Properties, Inc.                              186,300       3,214
                                                                --------
                                                                  96,265
                                                                --------

Health Care - 2.6%
American Retirement Corp. (a)                        376,000       5,898
Healthcare Realty Trust, Inc.                        204,700       4,567
Nationwide Health Properties, Inc.                   200,000       4,313
                                                                --------
                                                                  14,778
                                                                --------

Hotels/Leisure - 7.6%
Crestline Capital Corp. (a)                           28,560         418
FelCor Suite Hotels, Inc.                            118,500       2,733
Golf Trust of America, Inc.                           40,300       1,119
Hospitality Properties Trust                         124,700       3,008
Host Marriott Corp. New (a)                          285,600       3,891
Marriot International, Inc. Class A                  296,700       8,604
RFS Hotel Investors, Inc.                             52,400         642
Starwood Lodging Trust                             1,028,000      23,323
                                                                --------
                                                                  43,738
                                                                --------

Leasing - 0.2%
Entertainment Properties Trust                        75,900       1,290
                                                                --------

Office/Industrial - 38.5%
AMB Property Corp.                                    98,800       2,174
Arden Realty Group, Inc.                             872,900      20,240
Bedford Property Investors, Inc.                      66,100       1,115
Boston Properties, Inc.                              100,700       3,071
Brandywine Realty Trust                               22,000         393
Cabot Industrial Trust                                91,400       1,868
Cadillac Fairview Corp. (a)                           66,000       1,233
CarrAmerica Realty Corp.                             155,450       3,731
CenterPoint Properties Corp.                          66,100       2,235
Cousins Properties, Inc.                             238,300       7,685
Crescent Operating, Inc. (a)                          47,900         228
Crescent Real Estate Equities, Inc.                  806,600      18,552
Duke Realty Investments, Inc.                        112,500       2,616
Equity Office Properties Trust                       638,248      15,318
First Industrial Realty Trust, Inc.                  461,600      12,377
Highwoods Properties, Inc.                           857,000      22,068
Kilroy Realty Corp.                                  121,500       2,794
Liberty Property Trust                               240,700       5,927
Mack-Cali Realty Corp.                               871,600      26,911
Meridan Industrial Trust, Inc.                       113,700       2,672
Pacific Gulf Properties, Inc.                         85,500       1,715
Prentiss Properties Trust                             82,500       1,841
ProLogis Trust                                       682,918      14,171
Reckson Associates Realty Corp.                      531,200      11,786
Reckson Services Industries, Inc. (a)                211,296         858
SL Green Realty Corp.                                333,600       7,214
Spieker Properties, Inc.                             505,100      17,489
Tower Realty Trust, Inc.                              25,600         515
TriNet Corporate Realty Trust, Inc.                  322,000       8,614
Trizec Hahn Corp.                                    143,900       2,950
Weeks Corp.                                           55,750       1,571
                                                                --------
                                                                 221,932
                                                                --------

Outlet Centers - 0.9%
Prime Retail, Inc.                                   197,000       1,933
Tanger Factory Outlet Centers, Inc.                  160,900       3,409
                                                                --------
                                                                   5,342
                                                                --------

Regional Malls - 11.9%
CBL & Associates Properties, Inc.                     51,700       1,335
General Growth Properties, Inc.                      457,600      17,332
J.P. Realty, Inc.                                    252,900       4,963
Macerich Co. (The)                                   478,500      12,262
Mills Corp.                                           21,300         423
Rouse Co. (The)                                      376,500      10,354
Simon Property Group, Inc.                           636,450      18,139
Taubman Centers, Inc.                                227,800       3,132
Urban Shopping Centers, Inc.                          28,500         933
                                                                --------
                                                                  68,873
                                                                --------

Self Storage - 2.9%
Public Storage, Inc.                                 513,200      13,889
Shurgard Storage Centers, Inc.                       100,700       2,599
Storage Trust Realty                                  24,600         575
                                                                --------
                                                                  17,063
                                                                --------

Shopping Centers - 14.2%
Bradley Real Estate, Inc.                            179,200       3,673
Developers Diversified Realty Corp.                  741,400      13,160
Glimcher Realty Trust                                170,000       2,667
Kimco Realty Corp.                                   460,400      18,272
Kranzco Realty Trust                                  75,400       1,126


5  Real Estate Securities Fund

Real Estate Securities Fund

                                                       December 31, 1998

                                                                  Market
                                                      Number      Value
                                                        of        (000)
                                                      Shares        $
                                                    --------    --------
Pan Pacific Retail Properties, Inc.                  403,700       8,049
Philips International Realty Corp.                   110,500       1,699
Regency Realty Corp.                                  48,900       1,088
Vornado Operating, Inc. (a)                           45,405         366
Vornado Realty Trust                                 940,500      31,742
                                                                --------
                                                                  81,842
                                                                --------

Total Common Stocks
(cost $562,890)                                                  551,123
                                                                --------


                                                    Principal
                                                     Amount
                                                      (000)
                                                        $
                                                    ---------
Short-Term Investment - 3.0%
Frank Russell Investment Company
 Money Market Fund,
 due on demand (c)                                    17,608      17,608
                                                                --------

Total Short-Term Investment
(cost $17,608)                                                    17,608
                                                                --------

Total Investments - 98.5%
(identified cost $580,498)(d)                                    568,731

Other Assets and Liabilities,
Net - 1.5%                                                         8,438
                                                                --------

Net Assets - 100.0%                                              577,169
                                                                ========

(a)  Nonincome-producing security.
(b) All commons stocks held are Real Estate Investment Trusts with the exception of the following:
       American Retirement Corp.
       Cadillac Fairview Corp.
       Crescent Operating, Inc.
       Marriot International, Inc. Class A
       Reckson Services Industries, Inc.
       Rouse Co. (The)
       Trizec Hahn Corp.
       Vornado Operating Co.
(c)  At cost, which approximates market.
(d)  See Note 2 for federal income tax information.


        The accompanying notes are an integral part of the financial statements.


                                                   Real Estate Securities Fund 6

Real Estate Securities Fund

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)               December 31, 1998


Assets
Investments at market (identified cost $580,498)(Note 2)  ................................................        $ 568,731
Receivables:
 Dividends ...............................................................................................            4,229
 Investments sold ........................................................................................            3,814
 Fund shares sold ........................................................................................            4,225
Short-term investments held as collateral for securities loaned, at market (Note 3) ......................            7,029
                                                                                                                  ---------
   Total Assets ..........................................................................................          588,028

Liabilities
Payables:
 Investments purchased ....................................................................     $     982
 Fund shares redeemed .....................................................................         2,219
 Accrued fees to affiliates (Note 4)  .....................................................           542
 Other accrued expenses ...................................................................            87
Payable upon return of securities loaned, at market (Note 3) ..............................         7,029
                                                                                                ---------
   Total Liabilities .....................................................................................           10,859
                                                                                                                  ---------

Net Assets ...............................................................................................        $ 577,169
                                                                                                                  =========


Net Assets consist of:
Undistributed net investment income ......................................................................        $   3,312
Accumulated distributions in excess of net realized gain .................................................           (2,480)
Unrealized appreciation (depreciation) on investments ....................................................          (11,767)
Shares of beneficial interest ............................................................................              236
Additional paid-in capital ...............................................................................          587,868
                                                                                                                  ---------

Net Assets ...............................................................................................        $ 577,169
                                                                                                                  =========

Net Asset Value, offering and redemption price per share:
 Class S ($576,325,510 divided by 23,583,885 shares of $.01 par
 value shares of beneficial interest outstanding)  .......................................................        $   24.44
                                                                                                                  =========
 Class E ($843,467 divided by 34,761 shares of $.01 par value
   shares of beneficial interest outstanding)  ...........................................................        $   24.27
                                                                                                                  =========

The accompanying notes are an integral part of the financial statements.

7  Real Estate Securities Fund

Real Estate Securities Fund

Statement of Operations

Amounts in thousands                                Year Ended December 31, 1998

Investment Income:
 Dividends ..............................................................................................        $  34,768
 Dividends from Money Market Fund (Note 5)  .............................................................            1,917
                                                                                                                 ---------

   Total Investment Income ..............................................................................           36,685

Expenses (Notes 1, 2 and 4):
 Advisory fees ..............................................................................  $   5,159
 Administrative fees ........................................................................         24
 Custodian fees .............................................................................        196
 Distribution fees - Class E ................................................................          1
 Transfer agent fees ........................................................................        864
 Professional fees ..........................................................................         33
 Registration fees - Class S ................................................................         92
 Shareholder servicing fees - Class E .......................................................          1
 Trustees' fees .............................................................................          4
 Miscellaneous ..............................................................................         58
                                                                                               ---------

   Total Expenses .......................................................................................            6,432
                                                                                                                 ---------

Net investment income ...................................................................................           30,253
                                                                                                                 ---------

Realized and Unrealized
 Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from investments ...............................................................           (1,281)
Net change in unrealized appreciation or depreciation of investments ....................................         (137,901)
                                                                                                                 ---------
Net gain (loss) on investments ..........................................................................         (139,182)
                                                                                                                 ---------

Net increase (decrease) in net assets resulting from operations .........................................        $(108,929)
                                                                                                                 =========


        The accompanying notes are an integral part of the financial statements.

                                                  Real Estate Securities Fund  8

Real Estate Securities Fund

Statement of Changes in Net Assets

Amounts in thousands

                                                                                                         Years Ended December 31,
                                                                                                          1998               1997
                                                                                                       ---------          ---------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income .......................................................................         $  30,253          $  23,853
 Net realized gain (loss)  ...................................................................            (1,281)            44,736
 Net change in unrealized appreciation or depreciation .......................................          (137,901)            27,721
                                                                                                       ---------          ---------

   Net increase (decrease) in net assets resulting from operations ...........................          (108,929)            96,310
                                                                                                       ---------          ---------

From Distributions to Shareholders:
 Net investment income
   Class S ...................................................................................           (26,915)           (24,656)
   Class E ...................................................................................               (26)                (9)
 In excess of net investment income
   Class S ...................................................................................              --                   (9)
 Net realized gain on investments
   Class S ...................................................................................            (7,019)           (40,156)
   Class E ...................................................................................                (5)               (25)
 In excess of net realized gain on investments
   Class S ...................................................................................            (2,469)              --
   Class E ...................................................................................                (2)              --
                                                                                                       ---------          ---------

     Total Distributions to Shareholders .....................................................           (36,436)           (64,855)
                                                                                                       ---------          ---------

From Fund Share Transactions:
 Net increase (decrease) in net assets from Fund share transactions (Note 6) .................           106,663            138,695
                                                                                                       ---------          ---------

Total Net Increase (Decrease) in Net Assets ..................................................           (38,702)           170,150

Net Assets
 Beginning of period .........................................................................           615,871            445,721
                                                                                                       ---------          ---------
 End of period (including undistributed net investment income of $3,312 and accumulated distributions in excess of
   net investment income of $9, respectively) ................................................         $ 577,169          $ 615,871
                                                                                                       =========          =========


The accompanying notes are an integral part of the financial statements.


9  Real Estate Securities Fund

Real Estate Securities Fund

Financial Highlights - Class S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                 Years Ended December 31,
                                                            -----------------------------------------------------------------
                                                                1998          1997          1996          1995          1994
                                                            -----------------------------------------------------------------
Net Asset Value, Beginning of Period ..................     $   30.86     $   29.19     $   23.51     $   22.53     $   22.76
                                                            ---------     ---------     ---------     ---------     ---------
Income From Investment Operations:
 Net investment income (a)  ...........................          1.34          1.36          1.39          1.32          1.25
 Net realized and unrealized gain (loss) on investments         (6.13)         3.93          6.89          1.03           .40
                                                            ---------     ---------     ---------     ---------     ---------
   Total Income From Investment Operations ............         (4.79)         5.29          8.28          2.35          1.65
                                                            ---------     ---------     ---------     ---------     ---------
Distributions:
 Net investment income ................................         (1.17)        (1.41)        (1.34)        (1.35)        (1.23)
 Net realized gain on investments .....................          (.34)        (2.21)        (1.26)           --          (.45)
 In excess of net realized gain on investments ........          (.12)           --            --            --          (.20)
 Tax return of capital ................................            --            --            --          (.02)           --
                                                            ---------     ---------     ---------     ---------     ---------
   Total Distributions ................................         (1.63)        (3.62)        (2.60)        (1.37)        (1.88)
                                                            ---------     ---------     ---------     ---------     ---------

Net Asset Value, End of Period ........................     $   24.44     $   30.86     $   29.19     $   23.51     $   22.53
                                                            =========     =========     =========     =========     =========

Total Return (%) ......................................        (15.94)        18.99         36.81         10.87          7.24

Ratios/Supplemental Data:
 Net Assets, end of period ($000 omitted) .............       576,326       615,483       445,619       290,990       209,208

 Ratios to average net assets (%):
   Operating expenses .................................          1.05          1.02          1.04          1.04          1.05
   Net investment income ..............................          4.93          4.57          5.64          6.10          5.65

 Portfolio turnover rate (%)  .........................         42.58         49.40         51.75         23.49         45.84

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.


                                                 Real Estate Securities Fund  10

Real Estate Securities Fund

Financial Highlights - Class E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                  Years Ended December 31,
                                                            ---------------------------------
                                                              1998         1997         1996*
                                                            -------      -------      -------
Net Asset Value, Beginning of Period ..................     $ 31.02      $ 29.18      $ 26.67
                                                            -------      -------      -------
Income From Investment Operations:
 Net investment income (c)  ...........................        1.26         1.14          .24
 Net realized and unrealized gain (loss) on investments       (6.12)        3.95         3.85
                                                            -------      -------      -------
   Total Income From Investment Operations ............       (4.86)        5.09         4.09
                                                            -------      -------      -------
Distributions:
 Net investment income ................................       (1.43)       (1.04)        (.32)
 Net realized gain on investments .....................        (.34)       (2.21)       (1.26)
 In excess of net realized gain on investments ........        (.12)          --           --
                                                            -------      -------      -------
   Total Distributions ................................       (1.89)       (3.25)       (1.58)
                                                            -------      -------      -------

Net Asset Value, End of Period ........................     $ 24.27      $ 31.02      $ 29.18
                                                            =======      =======      =======

Total Return (%)(a)  ..................................      (16.25)       18.20        15.75

Ratios/Supplemental Data:
 Net Assets, end of period ($000 omitted) .............         843          388          101

 Ratios to average net assets (%)(b):
   Operating expenses .................................        1.47         1.71         1.77
   Net investment income ..............................        4.90         3.94         5.31

 Portfolio turnover rate (%)(b) .......................       42.58        49.40        51.75


*    For the period November 4, 1996 (commencement of sale) to December 31,
     1996.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended December 31, 1996 are annualized.
(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.



11  Real Estate Securities Fund

Emerging Markets Fund

Portfolio Management Discussion

December 31, 1998 (Unaudited)

OBJECTIVE: To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing principally in equity securities.

INVESTS IN: Primarily emerging market equity securities.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns with moderate risk when compared to either single country or region emerging markets investments. The Fund employed the investment management services of three managers with three separate approaches to global emerging markets investment.

GROWTH OF A $10,000 INVESTMENT

                 Emerging           Extended             IFC Investable
  Dates          Markets ++       Barings EM ++++         Composite **
  -----          ----------       ---------------        --------------
Inception*       $10,000             $10,000               $10,000
   1993          $14,183             $17,628               $18,040
   1994          $13,356             $16,793               $15,876
   1995          $12,260             $15,956               $14,538
   1996          $13,763             $17,288               $15,903
   1997          $13,289             $15,672               $13,558
   1998           $9,625             $12,733               $10,572
                 ------------------------------------------------------
Total            $86,476            $106,070               $98,487


                       YEARLY PERIODS ENDED DECEMBER 31

Emerging Markets Fund - Class S                   IFC Investable   Composite Index

Periods Ended   Growth of       Total              Periods Ended      Growth of        Total
  12/31/98       $10,000       Return                 12/31/98         $10,000         Return
-----------------------------------------         ------------------------------------------------
1 Year           $7,243        (27.57)%           1 Year                $7,798         (22.02)%
5 Years          $6,786        (7.46)%(S)         5 Years               $5,861         (10.14)%(S)
Inception        $9,625        (0.64)%(S)         Inception            $10,572           0.95 %(S)

Emerging Markets Fund - Class E (S)(S)            Extended Barings Emerging Markets Index
Periods Ended   Growth of      Total              Periods Ended    Growth of        Total
  12/31/98       $10,000      Return                 12/31/98       $10,000         Return
-----------------------------------------         -----------------------------------------------
1 Year           $7,239       (27.61)%            1 Year               $ 8,124         (18.76)%
5 Years          $6,783        (7.47)%(S)         5 Years              $ 7,223          (6.30)%(S)
Inception        $9,620        (0.65)%(S)         Inception            $12,733           4.17%(S)


13   Emerging Markets Fund

Emerging Markets Fund

Portfolio Management Discussion

December 31, 1998 (Unaudited)

PERFORMANCE REVIEW

For the year ended December 31, 1998, the Emerging Markets Fund Class S and Class E shares both reflected a loss of 27.6%, as compared to the Barings Extended Emerging Markets Index (BEMI), which fell 18.8%. The Fund underperformed the Extended BEMI primarily due to the Fund's country allocation decisions.

PORTFOLIO HIGHLIGHTS

A series of crises added to the concerns over the economic problems of Asia's emerging markets. Russia's default on its foreign debt obligations early in the third quarter confirmed fears of spreading currency weakness. The resulting negative sentiment was focused on Latin American markets, with Brazil perceived as the next currency at risk. As a result, Latin American markets ended the year down 34%. Asian markets produced the best results regionally with a 1.6% gain, while European markets ended the year down more than 16%. While far from resolving their economic problems, Asian economies appeared to investors to have suffered the worst effects, leaving them positioned for a recovery.

The Emerging Markets Fund struggled with trends in the asset class. Fund performance reflected the managers' lack of success in gauging sentiment swings. Instead, the Fund focused on fundamentals, leading to underweightings in Asian markets which the managers continued to view with caution, given unresolved economic problems. They were overweight Latin American markets, believing that the better valuations and better financial condition of the region's companies would, with the added benefit of a strong U.S. economy, avert similar problems afflicting Asia and Russia.

Top Ten Equity Holdings
(as a percent of Total Investments)                            December 31, 1998
Sonae Investimentos SA (Portugal)                                      2.3%
Telefonos de Mexico SA Series L - ADR (Mexico)                         2.2
YPF Sociedad Anonima Class D - ADR (Argentina)                         2.0
Genesis India Investment Co. (India)                                   1.5
Philippine Long Distance Telephone Co. - ADR (Philippines)             1.4
Enersis SA - ADR (Chile)                                               1.2
Brisa - Auto Estradas de Portugal SA (Portugal)                        1.2
Sasol NPV (South Africa)                                               1.2
Mol Magyar Olaj-es Gazipari Rt. - GDR (Hungary)                        1.1
Migros (Turkey)                                                        1.0

PORTFOLIO CHARACTERISTICS
                                                               December 31, 1998
Current P/E Ratio                                                     8.95x
Portfolio Price/Book Ratio                                            1.04x
Market Capitalization - $-Weighted Average                          3.4 Bil
Number of Holdings                                                      415

MONEY MANAGERS


Genesis Asset Managers Limited
J.P. Morgan Investment Management, Inc.
Montgomery Asset Management, L.P.

* Assumes initial investment on January 29, 1993. IFC Index and Barings Index assumes initial investment on February 1, 1993.

** International Finance Corporation (IFC) Investable Composite Index is a market capitalization-weighted index of the performance of securities listed on the stock exchange(s) of the countries included in the index, calculated on a total-return basis. The investable index reflects the accessibility of markets and individual stocks to foreign investors.

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ Extended Barings Emerging Markets Index is a market capitalization-weighted index of companies' performance within 20 countries in Africa, Asia, Europe and Latin America.

(S)        Annualized.

(S)(S) Emerging Markets Fund - Class E Shares - for the period September 22, 1998 (commencement of sales) to December 31, 1998, shareholder servicing and 12b-1 fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class E to provide historical perspective.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                       Emerging Markets Fund  14

Emerging Markets Fund

Statement of Net Assets

                                                               December 31, 1998

                                                                     Market
                                                    Number           Value
                                                      of             (000)
                                                    Shares             $
                                                  -----------      ----------
COMMON STOCKS - 87.1%
ARGENTINA - 5.7%
Banco de Galicia y Buenos Aires
 Class B  - ADR                                        45,090             783
Central Puerto SA Class B                             120,000             280
Corcemar SA Class B                                   110,595             625
Cresud SA                                             225,300             271
Inversiones Y Representaciones                        152,448             418
Naviera Perez Companc Class B                         341,431           1,446
Nobleza Piccardo                                       73,900             251
Perez Companc SA Class B - ADR                         79,170             670
Quilmes Industrial (Regd)                              71,000             639
Telecom Argentina Class B                             170,122             962
Telefonica de Argentina Class B                       340,000             970
Telefonica de Argentina
 Class B - ADR                                         95,500           2,668
Transportadora de Gas del Sur SA
 Class B                                              535,284           1,061
YPF Sociedad Anonima
 Class D - ADR                                        207,790           5,805
                                                                   ----------
                                                                       16,849
                                                                   ----------

AUSTRALIA - 0.6%
Lihir Gold, Ltd. (a)                                  782,200             877
Orogen Minerals, Ltd.                                 800,000             824
                                                                   ----------
                                                                        1,701
                                                                   ----------

BANGLADESH - 0.0%
Beximco Infusions                                       7,500              43
                                                                   ----------

BRAZIL - 3.3%
Centrais Eletricas Brasileiras SA
 Class B - ADR                                         61,900             594
Centrais Eletricas de Santa Catarina
 SA - GDR                                                 700              31
Centrais Eletricas de Santa Catarina
 SA - GDR (144A)                                        5,400             241
Companhia Energetica de Minas
 Gerais SA - ADR                                       19,947             380
Copene Petroquimica do Nordeste SA
 - ADR                                                 68,500             391
Eletrobras (centrais) NPV                          24,510,000             422
Forca E Luz (Cia Paul) NPV                         15,747,000           1,134
Light - Servicos de Eletricidade SA
 NPV                                                4,850,000             590
Makro Atacadista - GDR (a)                             60,000             447
Makro Atacadista SA - GDR                              60,800             453
Petroleo Brasileiro Petrobras SA -
 ADR                                                   48,000             544
Souza Cruz NPV                                        111,620             721
Telecomunicacoes Brasileiras - ADR                     18,963               2
Telecomunicacoes Brasileiras SA (a)                54,260,000           2,425
Telecomunicacoes Brasileiras SA -
 ADR                                                   15,208           1,105
Telecomunicacoes de Sao Paulo
 NPV (a)                                               19,113               2
Votorantim Celulose e Papel SA - ADR                   39,500             213
White Martins SA NPV                                  220,938             106
                                                                   ----------
                                                                        9,801
                                                                   ----------

CHILE - 5.3%
Administradora de Fondos de
 Pensiones Provida SA - ADR                            34,370             462
Antofagasta Holdings PLC                              308,636             923
Banco Santander Chile
 Series A - ADR                                        54,800             801
Banco Santiago - ADR                                   20,000             298
Compania de Telecomunicaciones de
 Chile SA - ADR                                       109,993           2,275
Distribucion y Servicio D&S SA -
 ADR                                                  133,000           1,513
Embotelladora Andina SA - ADR
 Series A                                              71,600           1,038
Embotelladora Andina SA - ADR
 Series B                                              58,000             754
Enersis SA - ADR                                      140,855           3,636
Gener SA - ADR                                         57,697             923
Laboratorio Chile SA - ADR                             30,000             431
Madeco SA - ADR                                        17,142             144
Maderas y Sinteticos SA - ADR (a)                     103,000             657
Quinenco SA                                            90,100             721
Sociedad Quimica Y Minera de Chile
 SA - ADR                                              26,230             884
                                                                   ----------
                                                                       15,460
                                                                   ----------

CHINA - 1.3%
Anhui Conch Cement Co., Ltd.                        1,264,000             140
Beijing North Star Co., Ltd. Class H                4,085,300             654
China Telecom (Hong Kong), Ltd. (a)                    37,000              64
China Telecom (Hong Kong), Ltd. -
 ADR (a)                                               24,000             834
Huaneng Power International, Inc.
 Series N - ADR (a)                                    87,000           1,262
Yanzhou Coal Mining Co., Ltd. -
 ADR                                                  107,800             815
Yanzhou Coal Mining Co., Ltd.
 Series H                                             696,000             117
                                                                   ----------
                                                                        3,886
                                                                   ----------


15   Emerging Markets Fund

Emerging Markets Fund

                                                               December 31, 1998

                                                                     Market
                                                    Number           Value
                                                      of             (000)
                                                    Shares             $
                                                  -----------      ----------
COLOMBIA - 0.1%
Cementos Diamante SA -GDR                                                 180
                                                       31,200      ----------

CROATIA - 0.2%
Pliva d.d.                                             23,200             379
Pliva d.d. - GDR                                        9,400             154
                                                                   ----------
                                                                          533
                                                                   ----------

CZECH REPUBLIC - 1.8%
Central European Media Enterprises,
 Ltd. Class A (a)                                      84,400             549
Ceske Radiokomunikace - GDR (a)                        26,200             845
Czechoslovakian Value Fund
 (Units)(a)                                            87,000             611
SPT Telecom AS (a)                                     73,700           1,125
Tabak AS                                                3,500             978
Vseobecny Investment Fund                             139,775             307
Vynosovy Investment Fund                               72,500             505
Zivnostenska Banka                                      7,100             347
                                                                   ----------
                                                                        5,267
                                                                   ----------

ECUADOR - 0.2%
La Cement National - GDR (a)                            3,700             407
La Cemento Nacional - GDR (a)                             700              77
                                                                   ----------
                                                                          484
                                                                   ----------

EGYPT - 2.2%
Al-Ahram Beverage Co. SAE (a)                           8,700             498
Al-Ahram Beverage Co. SAE -
 GDR (a)                                               48,000           1,385
Al Ahram Beverage Co. SAE - GDR
 (144A)(a)                                             65,900           1,878
Ameriyah Cement Co.                                    17,800             266
Egyptian Mobile Phone Network (a)                     141,666             862
Paints & Chemical Industry Co. -
 GDR (144A)(a)                                         10,000              64
Paints & Chemical Industry Co. -
 GDR (a)                                               84,000             538
Suez Cement Co. (Regd) - GDR (a)                       31,900             450
Torah Portland Cement Co.                              24,985             425
                                                                   ----------
                                                                        6,366
                                                                   ----------

FRANCE - 0.0%
Elf Gabon SA (a)                                        1,100             116
                                                                   ----------

GHANA - 0.6%
Ashanti Goldfields, Ltd. - ADR                        178,219           1,671
                                                                   ----------

GREECE - 3.8%
Athens Medical Center SA (Regd)                        56,550           1,110
Commercial Bank of Greece (Regd)                        7,000             689
Credit Bank (Regd)                                     15,011           1,567
Hellenic Bottling                                      22,000             680
Hellenic Telecommunication
 Organization SA                                       85,887           2,286
Hellenic Telecommunication
 Organization SA - ADR (a)                              5,600              74
Heracles General Cement Co.                            29,100             790
National Bank of Greece (Regd)                          9,927           2,235
Silver & Baryte Ores Mining                               696              25
STET Hellas Telecommunications SA
 - ADR (a)                                             33,500           1,055
Titan Cement Co.                                        7,130             548
                                                                   ----------
                                                                       11,059
                                                                   ----------

HONG KONG - 1.8%
Chen Hsong Holding                                  1,900,000             255
Goldlion Holdings, Ltd.                               894,000              68
Guangdong Investment, Ltd.                            112,000              22
Jiangsu Expressway Co., Ltd.
 Class H                                            4,590,000           1,001
New World Infrastructure, Ltd. (a)                  1,407,700           2,062
Shanghai Industrial Holdings, Ltd.                    250,000             505
Tingyi (Cayman Island) Holding Co.                  7,999,000             723
Yue Yuen Industrial Holdings                          312,800             593
                                                                   ----------
                                                                        5,229
                                                                   ----------

HUNGARY - 3.9%
BorsodChem - GDR                                       42,000           1,082
BorsodChem Rt.                                         50,200           1,305
Egis Gyogyszergyar                                     22,500             512
Gedeon Richter, Ltd. - GDR                             20,368             862
Magyar Olaj Es Gas                                     77,900           2,135
Magyar Tavkozlesi Rt. (Regd)                           95,176             544
Mol Magyar Olaj-es Gazipari Rt. -
 GDR                                                  115,500           3,176
Mol Magyar Olay-Es Gazipari - GDR                      16,200             446
OTP Bank Rt.                                           23,700           1,187
Zalakeramia Reszvenytarsasag - GDR                     55,400             139
Zalakeramia Rt.                                        14,300             173
                                                                   ----------
                                                                       11,561
                                                                   ----------

INDIA - 3.6%
Bajaj Auto, Ltd. - GDR                                  6,700             104
BSES, Ltd. (a)                                         27,700             346
BSES, Ltd. - GDR (a)                                   15,000             188
Genesis India Investment Co. (a)                      558,030           4,269
Hindalco Industries, Ltd. - GDR                        29,000             332


                                                    Emerging Markets Fund     16

Emerging Markets Fund

                                                               December 31, 1998

                                                                     Market
                                                    Number           Value
                                                      of             (000)
                                                    Shares             $
                                                  -----------      ----------
India Cements, Ltd. - GDR                             114,200              63
ITC, Ltd. - GDR (a)                                    33,100             728
Larsen & Toubro, Ltd. -
 GDR                                                   42,400             322
Mahanagar Telephone Nigam, Ltd. - GDR                  25,000             300
Perusahaan Persero Telekom - ADR                       86,600             563
Raymond Woolen Mills, Ltd. -
 GDR (a)                                                5,100              19
Reliance Industries, Ltd. (a)                         134,300             752
State Bank of India - GDR                              30,000             246
State Bank of India - GDR (144A)                        8,000              66
Tata Engineering & Locomotive Co. -
 GDR (a)                                              104,400             400
Videsh Sanchar Nigam, Ltd.                            148,700           1,784
                                                                   ----------
                                                                       10,482
                                                                   ----------

INDONESIA - 0.5%
Gulf Indonesia Resources, Ltd. (a)                     55,100             358
PT Ramayana Lestari Sentosa                         1,000,000             241
PT Unilever Indonesia                                  19,000              71
Semen Gresik                                          698,000             724
                                                                   ----------
                                                                        1,394
                                                                   ----------

ISRAEL - 0.8%
Bank Leumi Le-Israel                                  482,000             681
ECI Telecom, Ltd.                                      19,300             679
Elbit Medical Imaging, Ltd. (a)                           200               2
Elbit Systems, Ltd.                                       200               2
Elbit, Ltd.                                               200               1
Formula Systems (1985), Ltd -
 ADR (a)                                               16,200             407
Makhteshim-Agan Industries, Ltd. (a)                  106,432             230
Supersol, Ltd.                                         86,000             213
                                                                   ----------
                                                                        2,215
                                                                   ----------

JORDAN - 0.3%
Arab Bank Group                                         2,780             836
                                                                   ----------

LEBANON - 0.2%
Solidere - GDR                                         70,000             714
                                                                   ----------

LUXEMBOURG - 0.5%
Millicom International Cellular SA (a)                 43,000           1,457
                                                                   ----------

MALAYSIA - 0.6% (d)
Berjaya Sports                                        116,000             101
Golden Hope Plantation                                463,000             350
Lion Corp. Berhad                                       6,400               1
London & Pacific Insurance Co.
 Berhad                                                 2,600               2
Malaysian Assurance Alliance Berhad                   247,137             178
Malaysian Pacific                                     475,000             455
Malaysian Tobacco                                     243,000              82
Nestle Berhad                                          55,000             154
Nylex Berhad                                           37,000              11
O.Y.L. Industries Berhad                              119,000             208
Shell Refining (Malaysia)                             147,000             108
YTL Power International Berhad                        313,000             172
                                                                   ----------
                                                                        1,822
                                                                   ----------

MEXICO - 7.7%
Alfa SA de CV Class A NPV                              71,200             200
Carso Global Telecom Series A1 NPV                     97,000             327
Cemex SA de CV Class B NPV                            151,400             380
Cemex SA de CV NPV                                    557,731           1,202
Compania Cervecerias Unidas SA -
 ADR                                                   22,700             437
Corporacion Interamericana de
 Entretenimiento SA
 Series B NPV (a)                                     157,300             429
Corporacion Interamericana de
 Entretenimiento SA
 Series L NPV (a)                                      20,973              44
Desc SA de CV Series C - ADR                           85,700           1,644
Empaques Ponderosa (a)                                460,000             240
Empresas ICA Sociedad - ADR                           120,228             541
Empresas la ModernaSA de CV -
 ADR (a)                                               21,700             515
Fomento Economico Mexicano SA de
 CV Series B - ADR                                     72,600           1,933
Grupo Carso Series A NPV                               64,500             219
Grupo Casa Autrey SA de CV - ADR                       46,166             315
Grupo Financiero Banamex Accival
 Series B NPV (a)                                     455,000             596
Grupo Financiero Bancomer Series B
 NPV                                                4,046,100             866
Grupo Gigante SA Series B NPV (a)                     970,000             308
Grupo Herdez SA Class B NPV                           462,000             131
Grupo Iusacell SA de CV - ADR
 Series L (a)                                          27,600             197
Grupo Mexico SA Series B NPV                           47,000             123
Grupo Modelo SA Series C                              186,800             396
Grupo Radio Centro SA de CV - ADR                      40,700             219
Grupo Television SA de CV -
 GDR (a)                                               23,100             570
Kimberly-Clark, Mexico
 Class A NPV                                          330,000           1,053
Panamerican Beverages, Inc. Class A                    68,000           1,483

17   Emerging Markets Fund

Emerging Markets Fund

                                                               December 31, 1998

                                                                     Market
                                                    Number           Value
                                                      of             (000)
                                                    Shares             $
                                                  -----------      ----------
Seguros Comercial America
 Series B NPV (a)                                      87,000             294
Sigma Alimentos, SA Series B                          162,043             281
Telefonos de Mexico SA
 Series L - ADR                                       131,177           6,387
Transportacion Maritima
 Mexicana SA de CV (a)                                 80,000             365
TV Azteca SA de CV - ADR                              159,700           1,068
                                                                   ----------
                                                                       22,763
                                                                   ----------

MOROCCO - 0.2%
Banque Marocaine Du Commerce
 Exterieur - GDR                                        1,706             127
ONA SA                                                  2,700             314
Wafabank                                                2,085             261
                                                                   ----------
                                                                          702
                                                                   ----------

NETHERLANDS - 0.2%
Ceteco Holding NV CVA                                  42,042             705
                                                                   ----------

PAKISTAN - 0.3%
Adamjee Insurance                                       8,202               6
Fauji Fertilizer                                      228,300             210
Hub Power Co. - GDR                                    26,300             145
Pakistan State Oil                                    230,694             362
Pakistan Telecom Corp. Series A                       277,700             105
                                                                   ----------
                                                                          828
                                                                   ----------

PANAMA - 0.2%
Banco Latinoamericano de
 Exportaciones SA Class E                              40,000             665
                                                                   ----------
PAPUA NEW GUINEA - 0.3%
Oil Search, Ltd. (Australia Regd)                     800,000             809
                                                                   ----------

PERU - 1.4%
Cementos Norte Pacasmayo
 SA Series T                                          285,841             281
Compania de Minas Buenaventura
 Series B - ADR                                        56,000             728
Credicorp, Ltd.                                        27,300             246
Enrique Ferreyros                                     311,610             281
Ferreyros SA - ADR                                     12,916             236
Telefonica Del Peru SA
 Class B - ADR                                        176,338           2,237
                                                                   ----------
                                                                        4,009
                                                                   ----------

PHILIPPINES - 2.8%
Ayala Corp.                                         1,958,000             692
Ayala Land, Inc.                                      184,026              52
Bank of the Philippine Islands                        150,000             318
Benpres Holdings Corp. (a)                          1,700,000             275
First Philippine Holdings Class B                     820,560             443
Jollibee Foods 2003 Warrants (a)                      645,000             298
Manila Electric Co. Class B                           403,200           1,296
Philippine Commercial International
 Bank                                                 198,800             828
Philippine Long Distance Telephone
 Co. - ADR                                            161,225           4,182
                                                                   ----------
                                                                        8,384
                                                                   ----------

POLAND - 1.8%
Bank Handlowy W Warszawie
 SA - GDR                                              76,000             969
Bank Slaski SA                                          9,270             480
Elektrim SA                                           101,497           1,099
Prokom Software SA - GDR                               48,000             895
Telekomunikacja Polska SA
 Series A - GDR (a)                                   185,500             937
Wielkopolski Bank Kredytowy SA (a)                     83,100             523
Zywiec (a)                                              2,634             315
                                                                   ----------
                                                                        5,218
                                                                   ----------

PORTUGAL - 7.2%
Banco Espirito Santo e Comercial de
 Lisboa SA (Regd)                                      34,489           1,071
BPI-SGPS SA (Regd)                                     27,000             917
Brisa - Auto Estradas de Portugal SA                   60,500           3,563
Cimpor Cimentos de Portugal                            56,500           1,804
Companhia de Seguros Tranquilidade                     43,200           1,379
Electricidade de Portugal SA                           89,300           1,967
Filmes Lusomundo (a)                                   15,000             188
Mundial Confianca (a)                                  51,000           1,623
Portugal Telecom SA - ADR                              45,000           2,008
Sonae Investimentos SA                                138,400           6,731
                                                                   ----------
                                                                       21,251
                                                                   ----------
RUSSIA - 0.4%
Irkutskenergo - ADR                                    32,000              65
Surgutneftegaz - ADR                                  166,400             571
Ukraine Enterprise Corp. (a)                           31,000               3
Unified Energy Systems - ADR                           15,600              48
Unified Energy Systems - GDR                           14,300              44
Vimpel-Communications - ADR (a)                        39,700             513
                                                                   ----------
                                                                        1,244
                                                                   ----------

                                                    Emerging Markets Fund     18

Emerging Markets Fund

                                                               December 31, 1998

                                                                     Market
                                                    Number           Value
                                                      of             (000)
                                                    Shares             $
                                                  -----------      ----------
SLOVAKIA - 0.0%
Slovakofarma AS                                         2,200              96
                                                                   ----------

SOUTH AFRICA - 10.5%
Amalgamated Banks of South Africa                     189,500             899
Anglo America Corp. SA                                 40,400           1,137
Anglo American Investment Trust, Ltd.                  70,000             814
AngloGold, Ltd. (a)                                    59,400           2,311
B.O.E. Corp., Ltd.                                  1,309,455             745
Barlow, Ltd.                                          648,737           2,489
C.G. Smith Ltd.                                       454,000           1,029
Consolidated African Mines, Ltd. (a)                5,375,000             730
De Beers Centenary AG                                  85,800           1,092
De Beers Consolidated Mines, Ltd. - ADR                 5,000              63
Highveld Steel & Vanadium Corp., Ltd.                 442,634           1,116
Impala Platinum Holdings, Ltd.                        118,800           1,614
Iscor                                               6,642,148           1,184
Liberty Holdings Ltd.                                  40,900           1,430
Liberty Life Association of Africa                    144,065           1,981
Lonrho Africa PLC                                     437,204             407
Lonrho PLC                                            231,676           1,262
Molope Foods, Ltd. (a)                                481,700             425
Molpe Foods, Ltd. Series N (a)                        448,300             350
Nasionale Pers Beperk Class N                         187,000             705
PepsiCo International, Inc. (a)                         2,000             174
Rembrandt Group, Ltd.                                 216,200           1,285
Sasol NPV                                             931,494           3,519
South African Breweries                               127,939           2,155
Standard Bank Investment Corp., Ltd.                  319,229             976
Tiger Oats, Ltd.                                       11,800             116
Wooltru Ltd.                                          138,640             174
Wooltru Ltd. Class N                                  571,572             699
                                                                   ----------
                                                                       30,881
                                                                   ----------

SOUTH KOREA - 6.5%
Hanjin Heavy Industries                                91,000             696
Hanwha Chemical Corp. (a)                             286,491           1,369
Housing & Commercial Bank Korea -
 GDR                                                   62,700             740
Korea Electric Power Corp.                             43,039           1,066
Medison Co.                                           118,240           1,376
Pohang Iron & Steel Co., Ltd.                          32,238           1,970
Pohang Iron & Steel Co., Ltd. - ADR                    12,700             212
Pusan City Gas Co., Ltd.                               49,200           1,350
S1 Corp.                                                4,100             767
Samsung Display Devices Co.                            35,176           1,734
Samsung Electronics Co. - GDR (a)                      10,042             387
Samsung Electronics, Ltd.                              21,709           1,456
Samsung Electronics, Ltd. - GDS (a)                    52,319             782
Sindo Ricoh Co.                                        25,260             905
SK Telecommunications Co., Ltd.                         3,126           2,273
Ssangyong Oil Refining Co., Ltd.                       67,620           1,293
Tae Young Corp.                                        16,000             379
Youngone Corp.                                         18,580             499
                                                                   ----------
                                                                       19,254
                                                                   ----------

SRI LANKA - 0.2%
Aitken Spence & Co., Ltd.                              11,600              18
Ceylon Theatre (a)                                     13,660              40
Development Finance Corp. of Ceylon                    97,221             210
Hayleys, Ltd.                                          21,280              46
John Keells Holdings, Ltd.                             43,535             142
National Development Bank, Ltd.                         9,800              18
                                                                   ----------
                                                                          474
                                                                   ----------

SWITZERLAND - 0.6%
Holderbank Financiere                                   1,392           1,648
 Glarus AG (BR)                                                    ----------

TAIWAN - 3.7%
Asia Cement Corp. - GDR                                78,718             708
China Steel Corp. - GDR                                62,383             760
Evergreen Marine Corp. - GDR                           72,601             643
Hocheng Group Corp. - GDR                             126,565             335
President Enterprises - GDS (a)                        72,959             649
ROC Taiwan Fund                                        76,500             473
Siliconware Precision Industries Co. -
 GDR (a)                                               66,864             685
Standard Foods Taiwan Ltd. (a)                          3,000              29
Standard Foods Taiwan Ltd. (Regd) -
 GDR (a)                                               56,400             536
Synnex Technology International
 Corp. (a)                                             56,453             994
Synnex Technology International
 Corp. (Regd) - GDR (a)                                36,200             637
Taiwan Semiconductor
 Manufacturing Co., Ltd (a)                           114,200           1,620
Yageo Corp. (a)                                       229,172           1,483
Yageo Corp. - GDR (a)                                  74,390             481
Yang Ming Marine Transport -
 GDR (a)                                              116,840             788
                                                                   ----------
                                                                       10,821
                                                                   ----------

THAILAND - 1.4%
Advanced Information Services
 (Alien Market)(a)                                     11,917              71
Ban Pu Coal (Alien Market)(a)                         175,800             358


19   Emerging Markets Fund

Emerging Markets Fund

                                                               December 31, 1998

                                                                     Market
                                                    Number           Value
                                                      of             (000)
                                                    Shares             $
                                                  -----------      ----------
BEC World PLC (Alien Market)                           70,700             389
Cogeneration PLC (Alien Market)(a)                    203,200             157
Grammy Entertainment PLC
 (Alien Market)                                        42,000             199
Industrial Finance Corp. of Thailand
 (Alien Market)                                       910,000             376
PTT Exploration & Production PLC
 (Alien Market)(a)                                    121,100             853
Siam Cement Co. (Alien Market)(a)                      61,400           1,392
Thai Farmers Bank (Alien Market)(a)                   230,000             405
                                                                   ----------
                                                                        4,200
                                                                   ----------

TURKEY - 2.4%
Dogan Sirketler Grubu Holding AS                   17,497,000             122
EGE Biracilik Ve Malt Sanayii                       5,400,000             419
Ford Otomotiv Sanayi AS                             1,026,000             205
Haci Omer Sabanci Holding AS                       19,955,000             307
Hurriyet Gazetecilik ve
 Matbaacilik AS                                    17,500,000             266
Kazkommertsbank Co. - GDR (a)                           4,800              44
Migros                                              2,796,500           2,792
Sarkuysan Elektrolitik Bakir                        8,490,000             343
Tupras (a)                                          5,800,000             257
Turkiye Is Bankasi                                  4,955,500             129
Yapi ve Kredi Bankasi AS                          198,404,272           2,296
                                                                   ----------
                                                                        7,180
                                                                   ----------

UNITED KINGDOM - 0.7%
Genesis Smaller Companies (a)                         147,886           1,698
Star Cruises PLC (a)                                  161,000             348
                                                                   ----------
                                                                        2,046
                                                                   ----------

VENEZUELA - 1.2%
Companhia Anonima Nacional
 Telefonos de Venezuela - ADR                         113,546           2,023
Electricidad de Caracas (Regd)                        158,664              68
Mavesa SA - ADR                                       278,750           1,045
Siderurgica Venezolana Sivensa -
 GDR                                                    5,984              22
Siderurgica Venezolana Sivensa -
 ADR                                                   65,833             298
                                                                   ----------
                                                                        3,456
                                                                   ----------

ZIMBABWE - 0.1%
Delta Corp.                                           967,350             209
Reunion Mining PLC (a)                                250,000             208
                                                                   ----------
                                                                          417
                                                                   ----------

TOTAL COMMON STOCKS
(cost $304,078)                                                       256,177
                                                                   ----------

PREFERRED STOCKS - 8.1%
ARGENTINA - 0.3%
Quilmes Industrial Quinsa Societe -
 ADR (a)                                              103,500             964
                                                                   ----------

BRAZIL - 7.3%
Banco do Estado de Sao Paulo NPV                   55,449,000           2,295
Banco Itau SA NPV                                   3,411,418           1,666
Brasmotor SA NPV                                    9,140,000             908
Centrais Electricas de Santa Catrina
 SA - ADR Series B                                      3,600             161
CEMIG SA                                           75,618,148           1,439
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar NPV                           36,000,000             581
Companhia Energetica de Minas
 Gerais - ADR                                          31,356             597
Companhia Energetica de Sao Paulo
 NPV                                               10,225,000             220
Companhia Paranaense de Energia -
 Copel                                             57,640,000             415
Companhia Paranaense de Energia
 Copel Class B - ADR                                   15,800             113
Companhia Paulista de Forca e Luz                      28,606               2
Companhia Paulista de Forca e Luz
 NPV                                                   41,484               3
Companhia Vale Do Rio Doce
 Series A NPV                                          49,400             634
Coteminas (Cia Tec) NPV                             6,075,105             654
Duratex SA (BR)                                     3,364,000              92
Embratel Participacoes SA (a)                      21,868,000             299
Embratel Participacoes SA - ADR (a)                    38,784             541
Iochpe Maxion SA - ADR (a)                            221,300              46
Itausa Investimentos Itau SA                        1,390,000             771
Kepler Weber SA NPV                                     3,200               5
Marcopolo SA NPV                                      521,000             474
Odebrecht SA NPV                                   11,793,000              29
Perdigao SA NPV                                   225,200,000             276
Petro Ipiranga (cia) NPV                           73,261,000             406
Petrobras Distribuidora NPV                        34,472,500             300
Petroleo Brasileiro SA NPV                         15,300,000           1,735
Renner Participacoes SA (a)                         6,000,000               4
Tele Celular Sul Participacoes SA (a)              21,868,000              37
Tele Celular Sul Participacoes SA -
 ADR (a)                                               24,794             432
Tele Centro Oeste Celular
 Participacoes  SA (a)                             21,868,000              23
Tele Centro Sul Participacoes SA (a)               21,868,000             190


                                                    Emerging Markets Fund     20

Emerging Markets Fund

                                                               December 31, 1998

                                                                     Market
                                                    Number           Value
                                                      of             (000)
                                                    Shares             $
                                                  -----------      ----------
Tele Leste Celular
 Participacoes SA (a)                              21,868,000              13
Tele Nordeste Celular
 Participacoes SA (a)                              21,868,000              20
Tele Norte Celular
 Participacoes SA (a)                              21,868,000              10
Tele Norte Leste Participacoes SA (a)              21,868,000             273
Tele Norte Leste Participacoes SA -
 ADR (a)                                               53,713             668
Tele Sudeste Celular
 Participacoes SA (a)                              21,868,000              92
Telecomunicacoes Brasileiras NPV                   21,868,000               3
Telecomunicacoes de Minas Gerais
 Class B NPV                                        9,325,489             272
Telecomunicacoes de Sao Paulo SA NPV               17,012,351           2,319
Telemig Celular Participacoes SA (a)               21,868,000              24
Telemig Celular SA Class C NPV (a)                 15,625,489             306
Telerj Celular SA Class B NPV (a)                   9,800,940             231
Telesp Celular Participacoes SA (a)                21,868,000             161
Telesp Celular SA Class B NPV (a)                  28,162,841           1,237
Usiminas Uni Sd Mg NPV                                161,000             355
Votorantim Celulose E Papel SA - ADR               20,700,000             222
                                                                   ----------
                                                                       21,554
                                                                   ----------

COLOMBIA - 0.0%
Gran Cadena de Almacenes
 Class B - ADR                                         38,320             125
                                                                   ----------
PORTUGAL - 0.4%
Filmes Lusomundo-SGPS SA
                                                       95,000           1,102
                                                                   ----------
RUSSIA - 0.1%
Lukoil Holding Oil Co. - ADR
                                                       73,200             246
                                                                   ----------
TOTAL PREFERRED STOCKS
(cost $36,822)                                                         23,991
                                                                   ----------


                                                                     Market
                                                   Principal         Value
                                                    Amount           (000)
                                                     (000)             $
                                                  -----------      ----------
LONG-TERM INVESTMENTS - 0.3%
BRAZIL - 0.0%
Casa Anglo Series 2 (a)
 1.000% due 11/01/99 (conv.)                                3              70
                                                                   ----------

INDONESIA - 0.0%
Modernland Realty (a)
 6.000% due 01/04/03 (conv.)                      IDR      30               5
                                                                   ----------

TAIWAN - 0.3%
Far Eastern Department Stores (a)
 3.000% due 07/06/01 (conv.)
                                                          981             888
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS
(cost $1,233)                                                             963
                                                                   ----------

SHORT-TERM INVESTMENTS - 3.3%
UNITED STATES - 3.3%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                                      9,784           9,784
                                                                   ----------
TOTAL SHORT-TERM INVESTMENTS
(cost $9,784)                                                           9,784
                                                                   ----------

TOTAL INVESTMENTS - 98.8%
(identified cost $351,917)(c)                                         290,915

OTHER ASSETS AND LIABILITIES,
NET - 1.2%                                                              3,473
                                                                   ----------


NET ASSETS - 100.0%                                                   294,388
                                                                   ==========

(a)  Nonincome-producing security.

(b)  At cost, which approximates market.

(c)  See Note 2 for federal income tax information.

(d) The securities have been determined to be illiquid because they are restricted or because there is an exceptionally low trading volume in their primary trading market at December 31, 1998.


Abbreviations
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
GDS - Global Depositary Share
NPV - No Par Value
NV - Nonvoting
PLC - Public Limited Company
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.


The accompanying notes are an integral part of the financial statements.


21   Emerging Markets Fund

Emerging Markets Fund

                                                               December 31, 1998

                                                      Market
                                       % of           Value
Industry Diversification               Net            (000)
(Unaudited)                           Assets            $
-------------------------------     ---------       --------
Auto & Transportation                   2.8%           8,097
Consumer Discretionary                 10.3           30,388
Consumer Staples                        8.9           26,080
Financial Services                     15.8           46,524
Health Care                             1.6            4,826
Integrated Oils                         5.0           14,858
Material & Processing                  15.4           45,301
Miscellaneous                           2.7            7,971
Other Energy                            4.6           13,405
Producer Durables                       3.6           10,496
Technology                              3.3            9,887
Utilities                              21.2           62,335
Short-Term Investments                  3.3            9,784
Long-Term Investments                   0.3              963
                                    ---------       --------
Total Investments                      98.8          290,915
Other Assets and Liabilities, Net       1.2            3,473
                                    ---------       --------
Net Assets                            100.0%         294,338
                                    =========       ========

                                                      Market
                                       % of           Value
Geographic Diversification             Net            (000)
(Unaudited)                           Assets            $
-------------------------------     ---------       --------
Latin America                          32.7%          96,380
Europe                                 20.2           59,384
Pacific Basin                          19.8           58,393
Africa                                 13.6           40,037
United Kingdom                          0.7            2,046
United States (Short-Term
 Investments)                           3.3            9,784
Middle East                             7.8           22,772
Other                                   0.7            2,119
                                     --------       --------
Total Investments                      98.8          290,915
Other Assets and Liabilities, Net       1.2            3,473
                                     --------       --------
Net Assets                            100.0%         294,388
                                     ========       ========


Foreign Currency Exchange Spot Contracts
(Note 2)

                                                                     Unrealized
   Contracts to             In Exchange                            Appreciation
     Deliver                    for              Settlement       (Depreciation)
      (000)                    (000)                Date              (000)
-----------------         --------------         ----------       --------------
USD            40         BRL         48          01/04/99          $     --
USD            24         BRL         29          01/05/99                --
BRL           149         USD        123          01/04/99                (1)
MAD           440         USD         47          01/04/99                --
PHP         1,924         USD         49          01/04/99                (1)
                                                                    --------
                                                                    $     (2)
                                                                    ========

Foreign Currency Abbreviations:
BRL - Brazilian real
IDR - Indonesian rupiah
MAD - Moroccan dirham
PHP - Philippine peso
USD - U.S. dollar



        The accompanying notes are an integral part of the financial statements.


                                                    Emerging Markets Fund     22

Emerging Markets Fund

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)

                                                                                                                   December 31, 1998

Assets
Investments at market (identified cost $351,917)(Note 2) ...........................................                      $ 290,915
Foreign currency holdings (identified cost $3,125) .................................................                          3,117
Foreign currency exchange spot contracts (cost $282)(Note 2) .......................................                            282
Receivables:
 Dividends and interest ............................................................................                            989
 Investments sold ..................................................................................                          1,153
 Fund shares sold ..................................................................................                          1,880
Short-term investments held as collateral for securities loaned, at market (Note 3) ................                         12,427
                                                                                                                          ---------

   Total Assets ....................................................................................                        310,763

Liabilities
Payables:
 Investments purchased ................................................................    $   1,262
 Fund shares redeemed .................................................................        1,857
 Accrued fees to affiliates (Note 4) ..................................................          408
 Other accrued expenses ...............................................................          137
Foreign currency exchange spot contracts (cost $282)(Note 2) ..........................          284
Payable upon return of securities loaned, at market (Note 3) ..........................       12,427
                                                                                           ---------

   Total Liabilities ...............................................................................                         16,375
                                                                                                                          ---------

Net Assets .........................................................................................                      $ 294,388
                                                                                                                          =========

Net Assets consist of:
Undistributed net investment income ................................................................                      $     495
Accumulated net realized gain (loss) ...............................................................                        (70,928)
Unrealized appreciation (depreciation) on:
 Investments .......................................................................................                        (61,002)
 Foreign currency-related transactions .............................................................                             (4)
Shares of beneficial interest ......................................................................                            347
Additional paid-in capital .........................................................................                        425,480
                                                                                                                          ---------

Net Assets .........................................................................................                      $ 294,388
                                                                                                                          =========

Net Asset Value, offering and redemption price per share:
 Class S ($294,349,464 divided by 34,709,189 shares of $.01 par value
   shares of beneficial interest outstanding) ......................................................                      $    8.48
                                                                                                                          =========
 Class E ($38,660 divided by 4,558 shares of $.01 par value
   shares of beneficial interest outstanding) ......................................................                      $    8.48
                                                                                                                          =========


The accompanying notes are an integral part of the financial statements.


23   Emerging Markets Fund

Emerging Markets Fund

Statement of Operations

Amounts in thousands                                                             Year Ended December 31, 1998

Investment Income:
 Dividends ................................................................................         $   9,296
 Dividends from Money Market Fund (Note 5) ................................................             1,119
 Interest .................................................................................                60
 Less foreign taxes withheld ..............................................................              (544)
                                                                                                    ---------

   Total Investment Income ................................................................             9,931

Expenses (Notes 2 and 4):
 Advisory fees .................................................................  $   4,007
 Administrative fees ...........................................................         13
 Custodian fees ................................................................        886
 Transfer agent fees ...........................................................        793
 Professional fees .............................................................         46
 Registration fees - Class S ...................................................         77
 Trustees' fees ................................................................          4
 Miscellaneous .................................................................         55
                                                                                  ---------

   Total Expenses .........................................................................             5,881
                                                                                                    ---------

Net investment income .....................................................................             4,050
                                                                                                    ---------

Realized and Unrealized
 Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
 Investments ...................................................................    (56,228)
 Foreign currency-related transactions .........................................     (1,345)          (57,573)
                                                                                  ---------
Net change in unrealized appreciation or depreciation of:
 Investments ...................................................................    (57,108)
 Foreign currency-related transactions .........................................         42           (57,066)
                                                                                  ---------         ---------

Net gain (loss) on investments ............................................................          (114,639)
                                                                                                    ---------

Net increase (decrease) in net assets resulting from operations ...........................         $(110,589)
                                                                                                    =========


        The accompanying notes are an integral part of the financial statements.


                                                       Emerging Markets Fund  24

EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                                               Years Ended December 31,
                                                                                                1998                1997
                                                                                              ---------          ---------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income .................................................................      $   4,050          $   3,030
 Net realized gain (loss) ..............................................................        (57,573)            (4,838)
 Net change in unrealized appreciation or depreciation .................................        (57,066)           (18,122)
                                                                                              ---------          ---------
   Net increase (decrease) in net assets resulting from operations .....................       (110,589)           (19,930)
                                                                                              ---------          ---------

From Distributions to Shareholders:
 Net investment income
   Class S .............................................................................         (2,472)            (1,176)
 In excess of net investment income
   Class S .............................................................................           --               (2,439)
                                                                                              ---------          ---------

     Total Distributions to Shareholders ...............................................         (2,472)            (3,615)
                                                                                              ---------          ---------

From Fund Share Transactions:
 Net increase (decrease) in net assets from Fund share transactions (Note 6) ...........         74,397             85,107
                                                                                              ---------          ---------
Total Net Increase (Decrease) in Net Assets ............................................        (38,664)            61,562

Net Assets
 Beginning of period ...................................................................        333,052            271,490
                                                                                              ---------          ---------
 End of period (including undistributed net investment income of
   $495 and accumulated distributions in excess of
   net investment income of $862, respectively) ........................................      $ 294,388          $ 333,052
                                                                                              =========          =========

The accompanying notes are an integral part of the financial statements.


25   merging Markets Fund

Emerging Markets Fund

Financial Highlights - Class S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                   Years Ended December 31,
                                                            -----------------------------------------------------------------------
                                                               1998           1997           1996           1995           1994
                                                            -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Period ....................   $     11.79    $     12.35    $     11.16    $     12.25    $     13.90
                                                            -----------    -----------    -----------    -----------    -----------
Income From Investment Operations:
 Net investment income  (b) .............................           .12            .14            .10            .11            .15
 Net realized and unrealized gain (loss) on investments .         (3.35)          (.56)          1.26          (1.12)         (1.24)
                                                            -----------    -----------    -----------    -----------    -----------
   Total Income From Investment Operations ..............         (3.23)          (.42)          1.36          (1.01)         (1.09)
                                                            -----------    -----------    -----------    -----------    -----------
Distributions:
 Net investment income ..................................          (.08)          (.05)          (.08)          (.03)          (.10)
 In excess of net investment income .....................            --           (.09)          (.09)          (.02)          (.10)
 Net realized gain on investments .......................            --             --             --             --           (.31)
 In excess of net realized gain on investments ..........            --             --             --           (.03)          (.05)
                                                            -----------    -----------    -----------    -----------    -----------
   Total Distributions ..................................          (.08)          (.14)          (.17)          (.08)          (.56)
                                                            -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ..........................   $      8.48    $     11.79    $     12.35    $     11.16    $     12.25
                                                            ===========    ===========    ===========    ===========    ===========
Total Return (%)(a)  ....................................        (27.57)         (3.45)         12.26          (8.21)         (5.83)

Ratios/supplemental Data:
 Net Assets, end of period ($000 omitted) ...............       294,349        333,052        271,490        172,673        127,271


 Ratios to average net assets (%)(a):
   Operating expenses, net ..............................          1.75           1.64           1.71           1.75            .80
   Operating expenses, gross ............................          1.75           1.64           1.72           1.80            .83
   Net investment income ................................          1.20            .87            .77            .88           1.10
 Portfolio turnover rate (%) ............................         59.35          50.60          34.62          71.16          57.47

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.


                                                    Emerging Markets Fund     26

Emerging Markets Fund

Financial Highlights - Class E

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                          1998*
                                                                         ------
Net Asset Value, Beginning of Period ..............................      $ 7.37
                                                                         ------

Income From Investment Operations:
 Net investment income (loss) (c) .................................        (.02)
 Net realized and unrealized gain (loss) on investments ...........        1.13
                                                                         ------

   Total Income From Investment Operations ........................        1.11
                                                                         ------

Net Asset Value, End of Period ....................................      $ 8.48
                                                                         ======

Total Return (%)(a) ...............................................       15.06

Ratios/supplemental Data:
 Net Assets, end of period ($000 omitted) .........................          39

 Ratios to average net assets (%)(b):
   Operating expenses .............................................          --
   Net investment income ..........................................          --

 Portfolio turnover rate (%) ......................................       59.35

* For the period September 22, 1998 (commencement of operations) to December 31, 1998.

(a)  Periods less than one year are not annualized.

(b)  The ratios are not meaningful due to the Fund's short period of operation.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

27   Emerging Markets Fund

Special Growth Fund

Portfolio Management Discussion

December 31, 1998 (Unaudited)



OBJECTIVE: To maximize total return primarily through capital appreciation and by assuming a higher level of volatility than the Diversified Equity Fund.

INVESTS IN: Primarily small capitalization and "emerging growth-type" U.S. equity securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of seven small capitalization stock fund managers with three separate and distinct investment styles.

                 Growth of a $10,000 Investment
Yearly
Periods          Special                            Lipper(R)
 Ended           Growth-          Russell           Small Co.
December 31      Class S          2500(TM)**         Growth++
-----------      -------          ----------         --------
  *              $10,000           $10,000           $10,000
  1989           $12,393           $11,393           $12,235
  1990           $10,623           $10,166           $10,990
  1991           $15,203           $14,914           $16,602
  1992           $17,106           $17,328           $18,645
  1993           $19,755           $20,193           $21,751
  1994           $19,022           $19,980           $21,528
  1995           $24,448           $26,314           $26,165
  1996           $29,009           $31,322           $33,733
  1997           $37,356           $38,951           $40,728
  1998           $37,510           $39,101           $40,469
-------------------------------------------------------------
Total           $232,425          $240,212          $254,846
=============================================================


                       Yearly periods ended December 31

Special Growth Fund - Class S                     Russell 2500(Tm) Index

Periods Ended   Growth of      Total               Periods Ended     Growth of        Total
  12/31/98       $10,000      Return                 12/31/98         $10,000        Return
-----------------------------------------         -----------------------------------------------
1 Year           $10,042       0.42%                1 Year            $10,038         0.38%
5 Years          $18,988      13.68%(S)             5 Years           $19,363        14.13%(S)
10 Years         $37,510      14.13%(S)             10 Years          $39,101        14.61%(S)


Special Growth Fund - Class E ++++                Lipper(r) Small Co. Growth Funds Benchmark

Periods Ended   Growth of      Total               Periods Ended     Growth of         Total
  12/31/98       $10,000      Return                 12/31/98         $10,000         Return
-----------------------------------------         -----------------------------------------------
1 Year           $10,004       0.04%                1 Year            $9,936         (0.64)%
5 Years          $18,771      13.42%(S)             5 Years           $18,605        13.22%(S)
10 Years         $37,083      14.00%(S)             10 Years          $40,469        15.00%(S)



29 Special Growth Fund

Special Growth Fund

Portfolio Management Discussion

December 31, 1998 (Unaudited)

PERFORMANCE REVIEW

For the year ended December 31, 1998, the Special Growth Fund Class S and Class E shares reflected total returns of 0.4% and 0.04%, respectively, as compared to the Russell 2500(TM) Index, which gained 0.4%. The Fund outperformed the average small cap fund universe as tracked by Lipper(R) Analytical Services, which lost 0.6% for the year. Good security selection was the primary factor in achieving positive returns, with the Fund's growth managers producing the best results.

PORTFOLIO HIGHLIGHTS

Small capitalization stocks lagged large cap issues throughout 1998. The market's defense against weakening trends in the global economy was to focus on stocks believed to have better financial strength and growth. The Russell 2000(R) Index lost 2.5% for the year, while the largest stocks in the Russell 1000(R) Index gained more than 40%--an unprecedented spread. Despite the relative outperformance of growth-oriented funds in the fourth quarter, the Special Growth Fund produced good index-relative results for the year, finishing slightly ahead of the Russell 2500(TM) Index, and well ahead of the average small cap fund tracked by Lipper. The managers' security selection accounted for the better performance. Results were particularly good in the Consumer Discretionary sector, led by retail holdings.

Investment style also had a strong influence on performance in the small cap market. While small growth stocks were up slightly for the year, small value stocks finished in negative territory. The Russell 2000(R) Growth Index rose 1.2% during the year, while the Russell 2000(R) Value Index fell 6.5%. The Fund's growth-oriented managers produced even better gains than their benchmark, both up more than 5%. The Value managers struggled through a difficult environment, with valuation sensitivity contributing to both negative style and cap effects. The dominance of larger cap stocks was particularly harsh to the Fund's micro-cap oriented manager, Wellington Management Company LLP.

TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)       December 31, 1998
Mercury Interactive Corp.                         0.7%
MedImmune, Inc.                                   0.7
USG Corp.                                         0.6
Lincare Holdings, Inc.                            0.6
Abercrombie & Fitch Co. Class A                   0.6
City National Corp.                               0.6
AnnTaylor Stores Corp.                            0.5
Ross Stores, Inc.                                 0.5
Avnet, Inc.                                       0.5
American Greetings Corp. Class A                  0.5


PORTFOLIO CHARACTERISTICS
                                          December 31, 1998
Current P/E Ratio                                 21.8x
Portfolio Price/Book Ratio                         2.6x
Market Capitalization - $-Weighted Average     1.64 Bil
Number of Holdings                                  868


MONEY MANAGERS                                  STYLES

Delphi Management, Inc.                      Small Cap-Value
Fiduciary International, Inc.                Small Cap-Growth
GlobeFlex Capital, L.P.                 Small Cap-Market-Oriented
Jacobs Levy Equity Management, Inc.          Small Cap-Value
Sirach Capital Management, Inc.              Small Cap-Growth
Wellington Management Company LLP       Small Cap-Market-Oriented
Westpeak Investment Advisors, L.P.      Small Cap-Market-Oriented


*    The Special Growth Fund - Class S assumes initial investment on January 1,
     1989.

** Russell 2500(TM) Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The largest security in this index has a market capitalization of about $1.4 billion. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Lipper(R) Small Co. Growth Funds Benchmark is the average total return for the universe of funds within the Small Company Growth Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++++ The Special Growth Fund - Class E - For the period, November 4, 1996
     (commencement of sales) to May 15, 1998, shareholder service and Rule 12b-1 distribution fees were charged. From May 16, 1998 through December 31, 1998, only shareholder service fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class E to provide historical perspective.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                          Special Growth Fund 30

Special Growth Fund

Statement of Net Assets

                                                               December 31, 1998

                                                                        MARKET
                                                         NUMBER         VALUE
                                                           OF           (000)
                                                         SHARES           $
                                                         -------       --------
COMMON STOCKS - 93.9%
AUTO AND TRANSPORTATION - 5.2%
AAR Corp.                                                 75,500          1,803
ABC Rail Products Corp. (a)                               10,000            122
AirNet Systems, Inc. (a)                                   9,000            129
Alaska Air Group, Inc. (a)                                 8,600            381
Alexander & Baldwin, Inc.                                  6,200            142
America West Holding Corp.
 Class B (a)                                              39,600            673
Arvin Industries, Inc.                                     1,500             63
ASA Holdings, Inc.                                        45,000          1,367
Avis Rent A Car, Inc. (a)                                 65,000          1,572
Avondale Industries, Inc. (a)                              6,600            191
Bandag, Inc.                                               8,000            320
Budget Group, Inc. Class A (a)                            12,600            200
C.H. Robinson Worldwide, Inc.                              8,400            217
Carey International, Inc. New (a)                          8,900            154
CNF Transportation, Inc.                                   1,500             56
Coach USA, Inc. (a)                                       44,300          1,537
Coachmen Industries, Inc.                                 94,000          2,468
Comair Holdings, Inc.                                     51,250          1,720
Consolidated Freightways Corp. (a)                        10,100            160
Continental Airlines, Inc. Class B (a)                    37,100          1,243
Control Devices, Inc.                                     10,332            165
Cooper Tire & Rubber Co.                                   7,700            157
Dollar Thrifty Automotive
 Group, Inc. (a)                                          20,100            259
Excel Industries, Inc.                                     8,000            140
Fleetwood Enterprises, Inc.                               28,300            983
Forward Air Corp. (a)                                      7,000            129
FRP Properties, Inc. (a)                                   5,000            130
Hawker Pacific Aerospace (a)                              40,000            130
Hertz Corp. Class A                                        1,400             64
Hunt (JB) Transportation
 Services, Inc.                                            3,994             92
Keystone Automotive
 Industries, Inc. (a)                                      6,000            126
Kirby Corp. (a)                                              300              6
Landair Corp. (a)                                         20,000            148
Landstar Systems, Inc. (a)                                35,600          1,451
Mark VII, Inc. (a)                                         8,000            135
Midas, Inc.                                                4,400            137
Midwest Express Holdings, Inc. (a)                        37,600            989
Monaco Coach Corp. (a)                                     7,800            207
Monro Muffler Brake, Inc. (a)                             20,000            143
MotivePower Industries, Inc. (a)                           1,300             42
Myers Industries, Inc.                                     3,800            109
National R.V. Holdings, Inc. (a)                          47,700          1,228
Navistar International Corp. (a)                          34,100            972
Offshore Logistics, Inc. (a)                             107,000          1,257
Polaris Industries, Inc.                                  29,100          1,140
Roadway Express, Inc.                                      1,900             27
Skywest, Inc.                                             73,400          2,394
Tower Automotive, Inc. (a)                                40,400          1,007
Transport Corp. of America (a)                            12,000            138
Trinity Industries, Inc.                                  49,900          1,920
USA Truck, Inc. (a)                                       14,000            163
Varlen Corp.                                               9,000            207
Werner Enterprises, Inc.                                   6,000            106
Winnebago Industries, Inc.                                 9,000            136
Wynn's International, Inc.                                10,000            221
                                                                        -------
                                                                         31,176
                                                                        -------

CONSUMER DISCRETIONARY - 18.4%
Abacus Direct Corp. (a)                                   44,800          2,047
Abercrombie & Fitch Co. Class A (a)                       47,850          3,385
ACT Networks, Inc. (a)                                    45,350            547
Action Performance
 Companies, Inc. (a)                                      30,800          1,086
AMERCO (a)                                                 2,400             67
American Greetings Corp. Class A                          68,300          2,805
Ames Department Stores, Inc. (a)                           7,700            207
AnnTaylor Stores Corp. (a)                                83,500          3,293
ARC International Corp. (a)                               20,600             32
Ascent Entertainment Group, Inc. (a)                      18,000            131
Aztar Corp.  (a)                                          18,400             93
Barnes & Noble, Inc. (a)                                  45,000          1,913
Best Buy Co. (a)                                          22,900          1,405
BHC Communications, Inc. Class A                           1,200            146
Big Flower Holdings, Inc. (a)                             45,300            999
BJ's Wholesale Club, Inc. (a)                             23,600          1,093
Blair Corp.                                                5,100            113
Bob Evans Farms, Inc.                                      2,800             73
Bowne & Co., Inc.                                          3,800             68
Brinker International, Inc.  (a)                           6,400            185
Brown Group, Inc.                                          7,700            135
Brunswick Corp.                                            8,100            200
Buckle, Inc. (The) (a)                                    50,750          1,218
Buffets, Inc. (a)                                         76,400            907
Cameron Ashley, Inc. (a)                                  15,000            196
Capstar Broadcasting Corp.
 Class A (a)                                             100,000          2,288
Carmike Cinemas, Inc. (a)                                  5,000            102
Carter-Wallace, Inc.                                       3,800             75
Cavanaughs Hospitality Corp. (a)                          18,000            194
CEC Entertainment, Inc. (a)                               78,550          2,180
Central Newspapers, Inc. Class A                          21,000          1,500
Children's Comprehensive
 Services, Inc. (a)                                       15,000            201
Chris Craft Industries, Inc. (a)                          12,100            583
Circus Circus Enterprises, Inc. (a)                       73,700            843
Claire's Stores, Inc.                                     73,400          1,505

31  Special Growth Fund

Special Growth Fund

                                                               December 31, 1998

                                                                        Market
                                                         Number         Value
                                                           of           (000)
                                                         Shares           $
                                                         -------       --------
Cole National Corp. Class A (a)                           10,000            171
Computer Horizons Corp. (a)                               82,600          2,189
Consolidated Graphics, Inc. (a)                           16,500          1,115
Cornell Corrections, Inc. (a)                              7,000            133
Cox Radio, Inc. Class A (a)                                1,500             63
Cutter & Buck, Inc. (a)                                   44,300          1,650
Dan River, Inc. Class A (a)                               13,000            153
Darden Restaurants, Inc.                                  11,000            198
Department 56, Inc. (a)                                   46,200          1,735
DeVry, Inc. (a)                                           83,100          2,545
EduTrek International, Inc.
 Class A (a)                                              20,000            118
Elder-Beerman Stores Corp. New (a)                        33,550            386
Electronic Arts (a)                                          900             50
Electronics Boutique
 Holdings Corp. (a)                                        8,000            163
Ethan Allen Interiors, Inc.                                1,800             74
Extended Stay America, Inc. (a)                           41,300            434
First Consulting Group, Inc.                              20,000            408
Fossil, Inc. (a)                                          89,850          2,561
Franklin Covey Co.                                         6,200            104
Furniture Brands International, Inc. (a)                  35,600            970
Grey Advertising, Inc.                                     4,900          1,749
GTECH Holdings Corp. (a)                                   4,600            118
Handleman Co. (a)                                        122,600          1,724
Hearst-Argyle Television, Inc. (a)                        41,000          1,353
Hollinger International, Inc. Class A                     53,100            740
IHOP Corp. New (a)                                         3,800            151
Insurance Auto Auctions, Inc. (a)                         10,000            118
Interim Services, Inc. (a)                                57,100          1,335
Iron Mountain, Inc. (a)                                    5,500            195
ITT Educational Services, Inc. (a)                        50,000          1,700
Jacor Communications, Inc. (a)                            35,000          2,253
Kellwood Co.                                               5,900            148
Kelly Services, Inc. Class A                                 200              6
Knight-Ridder, Inc.                                       30,400          1,554
La-Z-Boy Chair Co.                                         3,200             57
Lamar Advertising Co. Class A (a)                         41,600          1,550
Landry's Seafood Restaurants, Inc. (a)                    16,000            117
Learning Tree International, Inc. (a)                     15,700            142
Lee Enterprises, Inc.                                     50,000          1,575
Linens 'n Things, Inc. (a)                                 1,600             63
Lithia Motors, Inc., Class A (a)                          10,000            163
Maxim Group, Inc. (a)                                      9,000            216
Mazel Stores, Inc. (a)                                    12,000            155
McClatchy Newspapers, Inc. Class A                        51,475          1,821
McGraw-Hill, Inc.                                         12,500          1,273
MeriStar Hospitality Corp. REIT                           78,500          1,457
Metzler Group, Inc. (a)                                   25,000          1,216
Michaels Stores, Inc. (a)                                  8,000            145
Micro Warehouse, Inc. (a)                                 25,400            857
Modis Professional Services, Inc. (a)                     72,100          1,045
Musicland Stores Corp. (a)                                15,700            235
NTL, Inc. (a)                                                700             39
O'Charleys, Inc. (a)                                      15,000            210
OfficeMax, Inc. (a)                                       83,000          1,017
Ogden Corp.                                               11,600            291
On Assignment, Inc. (a)                                   50,000          1,691
Oshkosh B' Gosh, Inc. Class A                              5,000            101
Oxford Industries, Inc.                                      600             17
Papa Johns International, Inc. (a)                        37,000          1,628
Penton Media, Inc.                                        70,017          1,418
Personnel Group of America, Inc. (a)                       2,700             47
Petco Animal Supplies, Inc. (a)                           22,000            221
Pillowtex Corp.                                            2,300             62
Plantronics, Inc. (a)                                      3,500            301
Premark International, Inc.                               22,900            793
Quicksilver, Inc. (a)                                     34,700          1,041
Rainforest Cafe, Inc. (a)                                 24,500            147
RCM Technologies, Inc. (a)                                10,000            264
RDO Equipment Co. Class A (a)                             15,000            113
Recoton Corp. (a)                                          2,200             39
Regis Corp.                                               30,000          1,198
Rent-Way, Inc. (a)                                        41,900          1,019
Reynolds & Reynolds Co. Class A                           56,400          1,294
Richey Electronics, Inc. (a)                              20,000            206
Robert Half International, Inc. (a)                       16,300            728
Rocky Shoes & Boots, Inc. (a)                             20,000            118
Ross Stores, Inc.                                         77,300          3,039
Ruby Tuesday, Inc.                                         2,600             55
Rural/Metro Corp. (a)                                     16,000            174
Ryan's Family Steak Houses, Inc. (a)                     116,800          1,445
Saga Communications Class A (a)                            8,300            170
Scholastic Corp. (a)                                       4,900            260
Schultz Sav-o Stores, Inc.                                74,500          1,220
SCP Pool Corp. (a)                                        12,750            188
Scripps (E.W.) Co. Class A                                30,400          1,512
Shaw Industries, Inc.                                      2,400             58
Shopko Stores, Inc. (a)                                   11,800            392
Snyder Communications, Inc. (a)                            2,500             84
Sport Supply Group, Inc. (a)                              20,000            185
Springs Industries, Inc.                                   9,500            394
StaffMark, Inc. (a)                                       38,000            850
Stage Stores, Inc. (a)                                    14,000            131
Tiffany & Co.                                             30,000          1,556
TJX Cos., Inc.                                            42,300          1,227
TMP Worldwide, Inc. (a)                                   23,000            978
TRM Copy Centers Corp. (a)                                12,000             90
Unifirst Corp.                                             2,600             59
Unisource Worldwide, Inc.                                 26,800            194
United Stationers, Inc. (a)                               47,600          1,273
United Television, Inc.                                   10,450          1,170

                                                          Special Growth Fund 32

Special Growth Fund

                                                               December 31, 1998

                                                                        Market
                                                         Number         Value
                                                           of           (000)
                                                         Shares           $
                                                         -------       --------
Urban Outfitters, Inc. (a)                                 8,500            148
Value City Department Stores, Inc. (a)                    86,100          1,200
Viad Corp.                                                 4,800            146
Wackenhut Corrections Corp. (a)                           45,000          1,288
Warnaco Group, Inc. Class A                               26,200            662
Washington Post Co. Class B                                4,200          2,426
West Marine, Inc. (a)                                     20,000            195
Wiley (John) & Son Inc. Class A                            2,100            101
Wilsons The Leather Experts, Inc. (a)                     15,000            161
World Color Press, Inc. (a)                               18,600            566
Youth Services International, Inc. (a)                    18,000             68
Zale Corp. (a)                                            32,900          1,060
                                                                        -------
                                                                        110,994
                                                                        -------

CONSUMER STAPLES - 2.4%
Aurora Foods, Inc. (a)                                    27,100            537
Block Drug Co., Inc. Class A                              25,576          1,106
Canandaigua Brands Co., Inc.
 Class A (a)                                               9,600            553
Church and Dwight Co., Inc.                                4,900            176
Coca-Cola Bottling Co. Consolidated                       20,000          1,160
Coors (Adolph) Co. Class B                                 3,300            186
Corn Products International, Inc.                         19,200            583
Dole Food Co., Inc.                                        6,200            186
Earthgrains Co.                                           72,700          2,249
Fleming Cos., Inc.                                         4,300             45
Golden State Vintners, Inc. Class B (a)                   15,000            158
Hormel (George A.) & Co. - Hormel Foods
 Corp                                                      2,100             69
IBP, Inc.                                                 67,200          1,957
Nature's Sunshine Products, Inc.                          10,000            150
Performance Food Group Co. (a)                             3,600            100
Pilgrim's Pride Corp.                                      3,500             70
Ralcorp Holdings, Inc. (a)                                 6,900            126
Schweitzer-Mauduit
 International, Inc.                                       9,000            139
Seaboard Corp.                                               100             42
Smithfield Foods, Inc. (a)                                 1,500             51
Smucker (J.M.) Co.                                         2,700             67
Standard Commercial Corp.                                 18,000            154
SuperValu, Inc.                                           50,500          1,413
Tootsie Roll Industries, Inc.                             32,500          1,272
U.S. Foodservice (a)                                      23,400          1,147
Universal Corp.                                            2,000             70
Universal Foods Corp.                                     20,600            565
                                                                        -------
                                                                         14,331
                                                                        -------

FINANCIAL SERVICES - 17.8%
1st Source Corp.                                             200              7
Advanta Corp. Class A                                      5,000             66
Affiliated Computer Services, Inc.
 Class A (a)                                               3,600            162
Alleghany Corp. (a)                                          900            169
American Bank Note
 Holographics, Inc. (a)                                   40,000            700
American Financial Group, Inc.                            10,500            461
AmeriCredit Corp. (a)                                      7,400            102
AmerUs Life Holdings, Inc.                                 5,600            125
Amplicon, Inc.                                            11,800            177
AMRESCO, Inc. (a)                                         10,300             90
Amwest Insurance Group, Inc.                              10,000            143
Andover Bancorp, Inc.                                      2,000             68
Area Bancshares Corp.                                      3,100             81
Astoria Financial Corp.                                   42,100          1,926
BancorpSouth, Inc.                                         1,800             33
Bank Plus Corp. (a)                                       15,600             67
BankAtlantic Bancorp, Inc. Class A                       130,295            839
Bank North Group, Inc.                                     2,800            105
Bear Stearns Cos., Inc.                                   32,825          1,227
Berkley (W.R.) Corp.                                      35,050          1,174
BISYS Group, Inc. (a)                                     30,000          1,545
Brookline Bancorp., Inc.                                   5,000             57
Burnham Pacific Properties, Inc.                          10,000            121
Carolina First Corp.                                       5,800            146
CCA Prison Realty Trust                                   23,800            488
Centris Group, Inc.                                      138,800          1,353
Centura Banks, Inc.                                        1,600            119
Charter One Financial, Inc.                               42,000          1,163
Chartwell Re Corp.                                         2,700             64
Chicago Title Corp.                                       10,100            474
Chittenden Corp.                                             800             26
Citizens Banking Corp.                                     1,900             64
City National Corp.                                       80,550          3,353
Clark/Bardes Holdings, Inc. (a)                           19,200            317
CNB Bancshares, Inc.                                       5,400            252
Colonial BancGroup, Inc.                                  96,000          1,152
Commerce Bancorp, Inc.                                     6,700            352
Commerce Bancshares, Inc.                                 19,128            808
Commerce Group, Inc.                                       3,000            106
Commercial Federal Corp.                                  18,900            438
Commonwealth Bancorp, Inc.                                 4,200             65
Community Bank System, Inc.                                  900             26
Compass Bancshares, Inc.                                      50              2
Conning Corp. New                                          9,600            197
CORT Business Services Corp. (a)                          32,000            776
Cullen Frost Bankers, Inc.                                 9,400            516
Data Transmission Network Corp. (a)                        5,000            143
Delphi Financial Group, Inc. (a)                           8,058            423
Delta Financial Corp. (a)                                 15,000             89
Dime Bancorp, Inc.                                        65,800          1,740
Dime Community Bancorp, Inc.                               4,300             88

33 Special Growth Fund

Special Growth Fund

                                                               December 31, 1998

                                                                        Market
                                                         Number         Value
                                                           of           (000)
                                                         Shares           $
                                                         -------       --------
Donaldson, Lufkin & Jenrette, Inc.                        48,000          1,968
Doral Financial Corp.                                     78,500          1,737
Downey Financial Corp.                                    50,655          1,289
DST Systems, Inc. (a)                                     37,800          2,157
Duke Realty Investments, Inc.                              4,700            109
Eaton Vance Corp.                                          1,200             25
Enhance Financial
 Services Group, Inc.                                     12,100            363
EVEREN Capital Corp.                                       2,100             48
Everest Reinsurance Holdings, Inc.                        23,500            915
Executive Risk, Inc.                                      30,000          1,648
EXEL Limited Class A                                      21,000          1,575
FBL Financial Group, Inc. Class A                          7,200            175
Fidelity National Financial                               84,304          2,571
Financial Federal Corp. (a)                                2,100             52
Financial Security
 Assurance Holdings, Ltd.                                 12,400            673
First American Financial Corp.                            74,500          2,393
First Bancorp                                             11,300            341
First Republic Bank (a)                                   15,900            398
First Washington Bancorp, Inc.                             2,310             55
FirstFed Financial Corp. (a)                              63,300          1,131
Flagstar Bancorp, Inc.                                     2,900             76
Flushing Financial Corp.                                   9,450            149
Freedom Securities Corp.                                  17,500            265
Fremont General Corp.                                     55,150          1,365
Fund American Cos., Inc.                                   1,900            266
Gables Residential Trust                                  52,000          1,206
Golden State Bancorp, Inc. (a)                           112,700          1,874
Greenpoint Financial Corp.                                21,900            769
Hamilton Bancorp, Inc. (a)                                 2,000             52
HCC Insurance Holdings, Inc.                              12,000            212
HealthCare Financial Partners, Inc. (a)                   35,000          1,374
Heller Financial, Inc. Class A                            14,000            411
Hibernia Corp.                                            64,200          1,115
Hoenig Group, Inc. (a)                                    20,000            140
Horace Mann Educators Corp.                               40,000          1,140
HSB Group, Inc.                                           11,700            480
Imperial Credit Industries, Inc. (a)                      10,162             84
Independence Community Bank Corp.                          1,400             22
IndyMac Mortgage Holdings, Inc. REIT                      15,400            163
Intercontinental Life Corp. (a)                            6,400            123
Investors Financial Services Corp.                         4,300            255
IPC Holdings, Ltd.                                        43,500            990
Jack Henry & Assocociates, Inc.                           33,800          1,682
JSB Financial, Inc.                                        2,500            136
Kansas City Life Insurance Co.                               400             33
LandAmerica Financial Group, Inc.                         35,400          1,976
Legg Mason, Inc.                                          60,000          1,894
Liberty Financial Cos., Inc.                               5,400            146
Life USA Holdings, Inc.                                    7,000             89
LINC Capital, Inc. (a)                                    14,000            110
Litchfield Financial Corp.                                 7,350            140
M & T Bank Corp.                                             600            311
MAF Bancorp, Inc.                                         50,900          1,342
Markel Corp. (a)                                           8,000          1,448
Metris Companies, Inc.                                    28,250          1,409
Mutual Risk Management, Ltd.                              24,100            943
NAC Reinsurance Corp.                                      7,200            338
National City Bancorporation (a)                           5,500            140
National Data Corp.                                       25,000          1,217
National Western Life Insurance Co.
 Class A (a)                                               2,700            315
Ocean Financial Corp.                                      2,800             46
Ohio Casualty Corp.                                        8,300            341
Old National Bancorp                                         200             11
One Valley Bancorp
 of West Virginia, Inc.                                    4,400            145
Pacific Gulf Properties, Inc.                              7,000            140
Paychex, Inc.                                             40,500          2,083
Penn Treaty American Corp. (a)                             5,400            145
Pennsylvania Real Estate
 Investment Trust                                          7,000            136
Peoples Heritage Financial Group                          92,780          1,856
PMI Group, Inc. (The)                                      8,200            405
Price (T. Rowe) & Associates, Inc.                        50,000          1,694
Profit Recovery Group
 International, Inc. (The) (a)                            20,000            750
Protective Life Corp.                                     41,100          1,636
PXRE Corp.                                                41,959          1,052
Queens County Bancorp                                      8,997            267
Raymond James Financial, Inc.                             53,900          1,139
Reliance Bancorp, Inc.                                     7,800            217
Reliance Group Holdings, Inc.                             41,600            536
RenaissanceRe Holdings, Ltd.                              37,000          1,355
Republic Bancorp, Inc.                                     7,083             97
Republic of New York Corp.                                30,400          1,385
Resource Bancshares Mortgage Group                        96,500          1,568
Richmond County Financial Corp.                            8,900            143
Riggs National Corp.                                      16,300            331
RLI Corp.                                                  4,250            141
Rollins Truck Leasing Corp.                               21,650            319
Roslyn Bancorp, Inc.                                      25,800            550
Scottish Annuity & Life
 Holdings, Ltd. (a)                                       11,000            151
Seacoast Financial Services Corp. (a)                     14,000            143
SEI Corp.                                                    900             89
Selective Insurance Group, Inc.                           48,000            972
Silicon Valley Bancshares (a)                             11,700            199
Sky Financial Group, Inc.                                  2,310             61

                                                          Special Growth Fund 34

Special Growth Fund

                                                               December 31, 1998

                                                                        Market
                                                         Number         Value
                                                           of           (000)
                                                         Shares           $
                                                         -------       --------
Smith (Charles E.) Residential
 Realty, Inc.                                             40,000          1,285
Sovereign Bancorp, Inc.                                  129,266          1,826
Sovran Self Storage, Inc.                                 37,400            940
Staten Island Bancorp, Inc.                               17,600            351
Stewart Information Services Corp.                        36,300          2,105
SunGard Data Systems  (a)                                 60,000          2,380
Transatlantic Holdings, Inc.                              26,000          1,965
Trenwick Group, Inc.                                       1,250             41
Trustmark Corp.                                            1,900             43
UniCapital Corp. New (a)                                  20,400            150
Union Planters Corp.                                      31,475          1,425
United Bankshares, Inc.                                    5,000            133
United Companies Financial Corp.                          20,000             68
United Fire & Casualty Co.                                27,450            916
Washington Federal, Inc.                                  18,709            500
Webster Financial Corp.                                   57,600          1,580
Westamerica Bancorporation                                30,000          1,103
Western Bancorp                                            3,300             96
                                                                        -------
                                                                        107,018
                                                                        -------

HEALTH CARE - 9.0%
Agouron Pharmaceuticals, Inc. (a)                          7,650            449
Alpharma, Inc. Class A                                    33,550          1,185
American Retirement Corp. (a)                              4,700             74
AmeriSource Health Corp. Class A (a)                       3,500            228
AmSurg Corp. Class A (a)                                  22,000            154
Anesta Corp. (a)                                          35,100            930
ARV Assisted Living, Inc. (a)                             30,000            184
Assisted Living Concepts, Inc. (a)                         8,000            105
Balanced Care Corp. (a)                                   22,100            177
Ballard Medical Products                                  12,400            301
Bausch & Lomb, Inc.                                        4,900            294
Bergen Brunswig Corp. Class A                             12,000            419
Beverly Enterprises, Inc. (a)                             55,900            377
Bindley Western Industries, Inc.                          27,633          1,361
Bio-Rad Laboratories, Inc. Class A (a)                     1,900             40
Biosite Diagnostics, Inc. (a)                             24,000            285
Cooper Companies, Inc. (a)                                45,400            939
CorVel Corp. (a)                                           3,500            124
Curative Health Services Inc. (a)                         30,000            975
Empi, Inc. (a)                                             5,200            129
Express Scripts, Inc. Class A (a)                         21,000          1,389
First Health Group Corp. (a)                              61,000          1,007
Hanger Orthopedic Group, Inc. (a)                         35,000            788
HCR Manor Care, Inc. (a)                                  40,000          1,175
Health Management Associates
 Class A (a)                                              60,000          1,298
Healthcare Services Group, Inc. (a)                       15,200            141
Hooper Holmes, Inc.                                        2,900             84
Human Genome Sciences, Inc. (a)                           27,000            955
IDEXX Laboratories, Inc. (a)                              67,000          1,792
Immucor Corp. (a)                                         16,000            138
Immunex Corp. (a)                                          3,300            413
Incyte Pharmaceuticals, Inc. (a)                          15,000            559
Integrated Health Services, Inc. (a)                     101,000          1,427
Jones Pharma, Inc.                                        25,000            911
Lincare Holdings, Inc. (a)                                88,800          3,596
Lunar Corp. (a)                                           11,000            106
Maxxim Medical, Inc. (a)                                   4,600            137
MedImmune, Inc. (a)                                       41,150          4,089
Monarch Dental Corp. New (a)                              10,500             42
Natural Alternatives
 International, Inc. (a)                                  10,000            108
OEC Medical Systems, Inc. (a)                             45,300          1,424
Osteotech, Inc. (a)                                       23,900          1,114
Owens & Minor, Inc., Holding Co.                           9,300            146
PacifiCare Health Systems, Inc.
 Class B (a)                                              32,800          2,605
Pediatric Services of America, Inc. (a)                   20,000             65
Pediatrix Medical Group (a)                               24,000          1,439
Penwest Pharmaceuticals Co. (a)                           18,000            115
Pharmaceutical Product
 Development, Inc. (a)                                    40,000          1,203
PMR Corp. (a)                                             24,000            183
ProMedCo Management Co. (a)                               27,100            163
Protocol Systems, Inc. (a)                                20,000            138
Province Healthcare Co. New (a)                           31,100          1,096
Quest Diagnostics, Inc. (a)                                7,700            137
Quintiles Transnational Corp. (a)                         35,100          1,871
Renal Care Group, Inc.  (a)                               18,050            523
ResMed, Inc. (a)                                          27,000          1,221
Respironics, Inc.  (a)                                     6,000            120
Roberts Pharmaceutical Corp. (a)                          20,800            452
Safeskin Corp. (a)                                         2,100             51
Sepracor, Inc. (a)                                        10,700            942
Sola International, Inc. (a)                              60,000          1,035
STAAR Surgical Co. (a)                                    18,000            140
Steris Corp. (a)                                          58,200          1,654
Sunrise Assisted Living, Inc. (a)                         30,000          1,545
Total Renal Care Holdings, Inc. (a)                       13,107            387
Trigon Healthcare, Inc. (a)                               42,200          1,574
Twinlab Corp. (a)                                         83,800          1,095
U.S. Vision, Inc. New (a)                                 17,000            128
United Payors & United
 Providers, Inc. (a)                                       5,200            150
Universal Health Services, Inc.
 Class B (a)                                               3,400            176
UroCor, Inc. (a)                                          20,000            123
Urologix, Inc. (a)                                        32,000            132
Vencor, Inc. (a)                                          65,600            295

35 Special Growth Fund

Special Growth Fund

                                                               December 31, 1998

                                                                        Market
                                                         Number         Value
                                                           of           (000)
                                                         Shares           $
                                                         -------       --------
Veterinary Centers
 of America, Inc. (a)                                      2,600             52
VISX, Inc. (a)                                            17,800          1,555
Weider Nutrition International, Inc.
 Class A                                                  24,000            153
                                                                        -------
                                                                         54,087
                                                                        -------

INTEGRATED OILS - 0.3%
Cross Timbers Oil Co.                                     89,500            670
Giant Industries, Inc.                                    48,600            456
Houston Exploration Co. (The) (a)                          2,800             56
Tesoro Petroleum Corp.  (a)                               29,000            352
TransMontaigne, Inc. (a)                                  13,300            201
                                                                        -------
                                                                          1,735
                                                                        -------

MATERIALS AND PROCESSING - 9.0%
ACX Technologies, Inc. (a)                                 4,300             57
Advanced Energy Industries, Inc. (a)                       8,000            205
Agrium, Inc.                                              27,400            238
AK Steel Holding Corp.                                    26,300            618
Albany International Corp. Class A                         8,058            153
American Buildings Co. (a)                                 7,000            161
Applied Extrusion
 Technologies, Inc. (a)                                   22,000            176
AptarGroup, Inc.                                          68,600          1,925
ASARCO, Inc.                                              32,800            494
Ball Corp.                                                29,700          1,359
Banta Corp.                                               43,000          1,177
Boise Cascade Corp.                                       45,600          1,414
Bowater, Inc.                                             29,500          1,222
Building Materials Holding Corp. (a)                      12,000            143
Burlington Industries, Inc. (a)                           28,700            316
BWay Corp. (a)                                             7,500            113
Carbide/Graphite
 Group, Inc. (The) (a)                                    11,000            162
Carpenter Technology Corp.                                10,400            353
Centex Construction Products, Inc.                        44,500          1,808
Centex Corp.                                              36,500          1,645
Channell Commercial Corp. (a)                             18,000            151
Chemed Corp.                                               2,400             80
Chesapeake Corp.                                          17,300            638
Citation Corp. (a)                                        12,000            150
Cleveland-Cliffs, Inc.                                    19,400            782
Comfort Systems USA, Inc. (a)                             15,000            268
Commercial Metals Co.                                      3,500             97
Cyprus Amax Minerals Co.                                  57,400            574
Dayton Superior Corp. Class A (a)                          8,000            154
Easco, Inc.                                               12,000             92
Elcor Chemical Corp.                                      29,500            953
Engle Homes, Inc.                                         10,200            156
Ethyl Corp.                                               26,600            155
Fuller (H.B.) Co.                                          3,300            152
Geon Co.                                                   3,100             71
Giant Cement Holding, Inc. (a)                             5,000            124
Granite Construction, Inc.                                13,000            436
Great Lakes Chemical Corp.                                22,400            896
Harsco Corp.                                               9,200            280
Homestake Mining Co.                                     103,500            951
Hughes Supply, Inc.                                       11,050            323
IMCO Recycling, Inc.                                       9,000            139
Kaydon Corp.                                              40,000          1,603
Lesco, Inc.                                               13,000            167
Lone Star Industries, Inc.                                61,600          2,267
Louisiana Pacific Corp.                                   80,000          1,465
McWhorter Technologies, Inc. (a)                           2,500             57
Mead Corp.                                                46,600          1,366
Millennium Chemicals, Inc.                                47,200            938
Minerals Technologies, Inc.                               45,500          1,863
Mississippi Chemical Corp.                                 9,800            137
Mohawk Industries, Inc. (a)                                3,500            147
Morrison Knudsen Corp. (a)                                10,800            105
NCH Corp.                                                    700             42
NCI Building Systems, Inc. (a)                            53,500          1,505
New England Business Service, Inc.                         2,300             90
NN Ball & Roller, Inc.                                    25,000            150
Nortek, Inc. (a)                                           7,600            210
Northland Cranberries, Inc. Class A                       12,000            108
Pan Pacific Retail Properties, Inc.                        8,000            160
Penford Corp.                                              8,000            128
Phelps Dodge Corp.                                        24,700          1,256
Plum Creek Timber Co. L.P.                                35,500            925
Potlatch Corp.                                            15,600            575
Quaker Fabric Corp. (a)                                   22,000            139
Quanex Corp.                                               5,700            129
Rayonier, Inc.                                             6,800            312
Redwood Trust, Inc.                                        6,300             88
Reliance Steel & Aluminum Co.                              7,600            210
Rock of Ages Corp. Class A (a)                            10,400            143
RPM, Inc. (Ohio)                                          28,400            454
Schulman (A.), Inc.                                       45,300          1,019
Scotts Co. (The) Class A (a)                               5,600            215
SIFCO Industries                                          63,000            784
Simpson Manufacturing Co., Inc. (a)                        2,400             90
Southdown, Inc.                                           21,500          1,273
Spartech Corp.                                             3,000             66
SPS Technologies, Inc. (a)                                 2,500            142
St. Joe Co. (The)                                         59,500          1,394
Stepan Co.                                                 1,600             43
Synalloy Corp.                                            16,000            142
Temple-Inland, Inc.                                       25,400          1,507
Texas Industries, Inc.                                    33,750            909

                                                          Special Growth Fund 36

Special Growth Fund

                                                               December 31, 1998

                                                                        Market
                                                         Number         Value
                                                           of           (000)
                                                         Shares           $
                                                         -------       --------
Thomas Industries, Inc.                                    1,900             37
Universal Stainless & Alloy
 Products, Inc. (a)                                       10,000             74
USG Corp.                                                 72,000          3,667
USX-U.S. Steel Group                                      55,100          1,267
Valley National Gases, Inc. (a)                           25,000            141
W.R. Grace & Co. (a)                                      29,200            458
Waters Corp. (a)                                           2,800            244
Webb (Del E.) Corp.                                       41,700          1,149
Wellman, Inc.                                             14,000            143
Wellsford Real Properties, Inc.                           18,400            190
Westvaco Corp.                                            37,300          1,000
WHX Corp. (a)                                              5,500             55
Wolverine Tube, Inc. (a)                                   5,000            105
Worthington Industries, Inc.                              33,300            416
                                                                        -------
                                                                         54,630
                                                                        -------

MISCELLANEOUS - 1.3%
Agribrands International, Inc. (a)                         6,600            198
ChoicePoint, Inc. (a)                                     13,200            851
Griffon Corp. (a)                                        101,800          1,082
Labor Ready, Inc. New (a)                                 73,400          1,445
LNR Property Corp.                                        65,500          1,306
MAXIMUS, Inc. (a)                                         41,000          1,516
Pameco Corp. (a)                                           8,000             93
Quest Education Corp. (a)                                 18,000            178
URS Corp. (a)                                             49,800          1,164
                                                                        -------
                                                                          7,833
                                                                        -------

OTHER ENERGY - 2.8%
Atwood Oceanics, Inc. (a)                                 24,000            408
Barrett Resources Corp. (a)                               10,500            252
Bayard Drilling Technologies, Inc. (a)                    30,000            150
BEC Energy                                                 7,000            288
BJ Services Co. (a)                                       80,000          1,250
Chesapeake Energy Corp.                                   21,500             19
Coho Energy, Inc. (a)                                     35,480            100
Cooper Cameron Corp. (a)                                  69,050          1,692
Costilla Energy, Inc. (a)                                 12,000             47
Devon Energy Corp.                                        11,000            338
Eastern Enterprises, Inc.                                 12,500            547
Evergreen Resources, Inc. (a)                              5,300             93
Global Industries, Inc. (a)                              100,150            613
Hanover Compressor Co. (a)                                35,200            904
Horizon Offshore, Inc. (a)                                20,000            110
HS Resources, Inc. (a)                                     7,900             60
Mallon Resources Corp. (a)                                20,000            136
Mitcham Industries, Inc. (a)                              20,000             92
Northwestern Corp.                                         8,300            219
Nuevo Energy Co. (a)                                      11,100            128
Octel Corp. (a)                                           22,200            308
OMNI Energy Services Corp. New (a)                        13,600             58
ONEOK, Inc.                                               17,600            636
Pool Energy Services Co.  (a)                             96,000          1,032
Rowan Cos., Inc. (a)                                     128,150          1,281
Santa Fe International Corp.                              47,600            696
Seacor Holdings, Inc. (a)                                 22,700          1,122
Seitel, Inc. (a)                                          15,700            195
Supreme Industries, Inc. Class A (a)                      15,788            152
Titan Exploration, Inc. (a)                               22,000            146
Transocean Offshore, Inc.                                 30,000            804
Ultramar Diamond Shamrock Corp.                           46,000          1,115
Unit Corp. (a)                                            25,000            105
Valero Energy Corp.                                       41,200            876
Vintage Petroleum, Inc.                                   85,550            738
Willbros Group, Inc. (a)                                  12,000             67
Wiser Oil Co.                                              4,900             10
                                                                        -------
                                                                         16,787
                                                                        -------

PRODUCER DURABLES - 6.5%
Advanced Lighting
 Technologies, Inc. (a)                                   15,000            146
Aeroquip-Vickers, Inc.                                     7,600            228
AFC Cable Systems, Inc. (a)                                7,175            240
Ag-Chem Equipment Co., Inc. (a)                           12,000            129
American Power Conversion Corp. (a)                       32,500          1,572
Applied Power, Inc., Class A                               5,000            189
Astec Industries, Inc. (a)                                 8,300            459
Bell Industries (a)                                       51,536            586
C&D Technologies, Inc.                                    10,400            286
Cascade Corp.                                             10,000            158
CFM Technologies, Inc. (a)                                15,600            129
Champion Enterprises, Inc. (a)                            48,500          1,328
Cohu, Inc.                                                47,100          1,036
Columbus McKinnon Corp.                                   47,000            828
Cordant Technologies, Inc.                                 1,300             49
Crane Co.                                                  4,600            139
Cummins Engine Co., Inc.                                  33,300          1,182
Curtiss-Wright Corp.                                       2,000             76
D.R. Horton, Inc.                                         53,900          1,240
Detroit Diesel Corp. (a)                                   3,000             62
EG&G, Inc.                                                25,000            695
FARO Technologies, Inc. (a)                               30,000            120
Farr Co. (a)                                              15,750            154
FLIR Systems, Inc. (a)                                     8,000            186
General Cable Corp.                                        5,200            107
Gleason Corp.                                              3,100             56
Gradall Industries, Inc. (a)                              13,000            187
Gulfstream Aerospace Corp. (a)                            20,500          1,092
Harnischfeger Industries, Inc.                            47,100            480
Helix Technology Corp.                                    15,600            201

37 Special Growth Fund

Special Growth Fund

                                                               December 31, 1998

                                                                        Market
                                                         Number         Value
                                                           of           (000)
                                                         Shares           $
                                                         -------       --------
Holophane Corp. (a)                                        5,000            128
Itron, Inc. (a)                                           11,500             81
JLG Industries, Inc.                                      57,800            903
Kaman Corp. Class A                                        4,700             75
Kaufman & Broad Home Corp.                                36,700          1,055
Kellstrom Industries, Inc. (a)                             4,000            115
Kennametal, Inc.                                          33,200            706
KLA Instruments Corp. (a)                                 34,000          1,475
Lennar Corp.                                              87,500          2,209
Litton Industries, Inc. (a)                               21,500          1,403
M.D.C. Holdings, Inc.                                     18,500            395
Middleby Corp. (The) (a)                                  28,000            102
Mine Safety Appliances Co.                                 3,600            238
Moog Inc. (a)                                              2,000             78
MTS Systems Corp.                                          8,400            111
Newmark Homes Corp. (a)                                   20,000            140
NVR, Inc. (a)                                             33,400          1,592
Oak Industries, Inc. (a)                                   9,200            322
OYO Geospace Corp. (a)                                     7,700             64
Perceptron, Inc. (a)                                       5,600             36
Pittway Corp. Class A                                     45,234          1,495
Powell Industries, Inc. (a)                               16,000            160
Power-One, Inc. (a)                                       18,000            126
PRI Automation, Inc. (a)                                   5,000            128
Pulte Corp.                                               43,500          1,210
Ryland Group, Inc.                                        65,100          1,880
Smith (A.O.) Corp.                                         5,800            142
Spectra-Physics Lasers, Inc. (a)                           3,100             27
Starrett (L.S.) Co. Class A                               30,100          1,033
STM Wireless, Inc. Class A (a)                            18,200             86
Superior TeleCom, Inc.                                     4,300            203
TB Wood's Corporation                                     10,000            121
Tecumseh Products Co. Class A                              6,200            287
Teradyne, Inc. (a)                                        41,082          1,740
Terex Corp. (a)                                           53,000          1,514
Toll Brothers, Inc. (a)                                   48,000          1,083
TransTechnology Corp.                                      5,600            116
TriStar Aerospace Co. (a)                                 26,100            183
U.S. Home Corp. (a)                                       13,200            439
Uniphase Corp. (a)                                        37,550          2,604
Worldtex, Inc. (a)                                        20,000             73
York International Corp.                                   2,600            106
                                                                        -------
                                                                         39,324
                                                                        -------

TECHNOLOGY - 15.0%
ADAC Laboratories (a)                                      4,800             96
Advanced Micro Devices, Inc. (a)                          49,900          1,444
Allen Telecom, Inc. (a)                                   20,000            134
Alliant Techsystems, Inc.  (a)                             3,200            264
American Management
 Systems, Inc. (a)                                         2,600            104
American Xtal Technology, Inc. (a)                        16,200            147
Apple Computer, Inc. (a)                                  15,100            618
Ardent Software, Inc. (a)                                 34,600            785
Arrow Electronics, Inc. (a)                                7,700            205
Aspect Development, Inc. (a)                              34,000          1,517
AstroPower, Inc. (a)                                      17,000            159
Avant! Corp. (a)                                           5,400             86
Avnet, Inc.                                               46,900          2,837
BEA Systems, Inc. (a)                                     70,000            853
Bell & Howell Co. (a)                                      5,100            193
BindView Development Corp. (a)                            57,150          1,557
Boole & Babbage, Inc. (a)                                  1,200             35
Broadcom Corp. Class A (a)                                 4,150            500
BTG, Inc. (a)                                             22,000            127
Business Objects SA - ADR (a)                             60,000          1,950
Cable Design Technologies Corp. (a)                       77,000          1,425
CACI International, Inc. Class A (a)                       6,000            101
Cambridge Technology
 Partners, Inc. (a)                                       30,000            662
Celeritek, Inc. (a)                                       30,000             90
CFI ProServices, Inc. (a)                                 10,500            117
CHS Electronics, Inc. (a)                                 60,700          1,028
Citrix Systems, Inc. (a)                                  15,000          1,455
CNET, Inc. (a)                                            36,400          1,938
Compuware Corp. (a)                                       26,500          2,069
Comverse Technology, Inc. (a)                             25,500          1,809
Concord Communications, Inc. (a)                          26,700          1,522
Cotelligent Group, Inc. (a)                                8,000            171
CSG Systems International, Inc. (a)                          800             63
Digi International, Inc. (a)                              16,300            178
Digital Link Corp. (a)                                    35,000            184
Electronics For Imaging, Inc. (a)                         44,800          1,789
Esterline Corp.  (a)                                       3,700             80
Exar Corp. (a)                                            12,000            191
Excel Switching Corp. New (a)                             15,300            581
Excel Technology, Inc. (a)                                20,000            204
Excite, Inc. (a)                                          22,600            949
Genesys Telecommunications Laboratories,
 Inc. (a)                                                 23,400            527
GeoTel Communications Corp. (a)                           24,300            899
Gerber Scientific, Inc.                                    7,700            183
Harmon Industries, Inc.                                    7,900            182
HNC Software, Inc. (a)                                    32,200          1,300
IDX Systems Corp. (a)                                     29,900          1,316
Imation Corp. (a)                                         16,600            291
Infoseek Corp. (a)                                        35,000          1,724
Integrated Circuit Systems, Inc. (a)                      12,000            212
Integrated Electrical Services, Inc. (a)                   4,400             98
Integrated Silicon Solution, Inc. (a)                    144,700            452
InterVoice, Inc. (a)                                      30,700          1,059
ITI Technologies, Inc. (a)                                 5,400            167

                                                          Special Growth Fund 38

Special Growth Fund

                                                               December 31, 1998

                                                                        Market
                                                         Number         Value
                                                           of           (000)
                                                         Shares           $
                                                         -------       --------
Keane, Inc. (a)                                           17,550            701
LCC International, Inc. Class A (a)                       21,000             79
Linear Technology Corp.                                   13,900          1,244
LSI Logic Corp. (a)                                       69,800          1,126
Macromedia, Inc. (a)                                      66,400          2,229
Manhattan Associates, Inc. (a)                            42,000          1,145
MAPICS, Inc. (a)                                          15,900            262
Mechanical Dynamics, Inc. (a)                             25,000            202
Mercury Interactive Corp. (a)                             68,700          4,336
Micron Electronics, Inc. (a)                               7,900            136
MICROS Systems, Inc. (a)                                   5,200            167
Microsemi Corp. (a)                                       20,000            220
MicroStrategy, Inc. (a)                                   13,000            405
MIPS Technologies, Inc. (a)                                7,200            230
National Computer Systems, Inc.                           18,600            684
National Semiconductor Corp. (a)                          13,000            176
NeoMagic Corp. (a)                                        63,200          1,394
Network Appliance, Inc. (a)                               47,200          2,111
Newbridge Networks Corp. (a)                              48,800          1,482
Open Text Corp. (a)                                       27,250            661
Optek Technology, Inc. (a)                                 9,000            164
OrCad, Inc. (a)                                           24,000            204
OSI Systems, Inc. New (a)                                 17,000            138
P-COM, Inc. (a)                                           40,000            159
Par Technology Corp. (a)                                  25,000            150
Pericom Semiconductor Corp.
 New (a)                                                  25,000            269
PMC - Sierra, Inc. (a)                                    15,000            945
Polycom, Inc. (a)                                         39,600            884
Proxim, Inc. (a)                                          17,900            478
PSINET, Inc. (a)                                          70,000          1,461
QLogic Corp. (a)                                           2,800            364
QuadraMed Corp. (a)                                       52,100          1,068
Rational Software Corp. (a)                               66,150          1,744
REMEC, Inc. (a)                                           10,000            180
RF Micro Devices, Inc. (a)                                20,600            946
ScanSource, Inc. (a)                                       8,000            171
SDL, Inc. (a)                                              5,600            220
SeaChange International, Inc. (a)                         22,000            132
Seagate Technology (a)                                    59,950          1,813
Semtech Corp. (a)                                         29,700          1,054
Silicon Graphics, Inc. (a)                                77,500            998
Sterling Software, Inc. (a)                               68,000          1,840
Stoneridge, Inc. (a)                                       6,300            143
Symbol Technologies, Inc.                                  9,600            614
Synopsys, Inc. (a)                                        26,100          1,413
Tech-Sym Corp. (a)                                        41,300            919
Tekelec, Inc. (a)                                         70,800          1,173
Telxon Corp.                                                 500              7
THQ, Inc. (a)                                             42,600          1,187
Transaction Systems Architects, Inc.
 Class A (a)                                              40,000          2,005
TSI International Software, Ltd. (a)                      20,000            965
USWeb Corp. (a)                                           33,950            891
Verilink Corp. (a)                                        26,300             97
Veritas Software Corp. (a)                                20,000          1,195
Verity, Inc. (a)                                          28,350            750
VideoServer, Inc. (a)                                     15,300            283
Vitesse Semiconductor Corp. (a)                           28,600          1,301
Whittman-Hart, Inc. (a)                                   25,300            700
Wind River Systems, Inc. (a)                              25,100          1,177
Xircom, Inc. (a)                                          68,350          2,323
Xylan Corp. (a)                                            3,800             69
                                                                        -------
                                                                         90,211
                                                                        -------

UTILITIES - 6.2%
AGL Resources, Inc.                                       16,200            374
American Water Works, Inc.                                15,500            523
Aquarion Co.                                               5,200            213
Atmos Energy Corp.                                         5,000            161
Aware, Inc. (a)                                           24,850            676
Bay State Gas Co.                                          4,500            179
Calpine Corp. (a)                                          7,400            187
Cellullar Communications
 of Puerto Rico (a)                                       66,966          1,222
Central Hudson Gas & Electric Corp.                        5,100            228
Citizens Utilities Co. Class B (a)                       188,118          1,528
Cleco Corp.                                                5,600            192
CMP Group, Inc.                                           61,200          1,155
Conectiv, Inc.                                            26,800            657
Connecticut Energy Corp.                                   1,400             43
Dycom Industries, Inc. (a)                                 7,800            446
E'town Corp.                                               1,000             47
Eastern Utilities Associates                              13,200            373
Empire District Electric Co.                               3,000             74
Energen Corp.                                              7,100            138
Energy East Corp.                                         13,000            735
General Communication, Inc.
 Class A (a)                                              22,000             88
Gilat Satellite Networks, Ltd. (a)                        21,950          1,210
Global TeleSystems Group, Inc. (a)                        22,500          1,252
Hawaiian Electric Industries, Inc.                        35,100          1,413
Illinova Corp.                                            48,800          1,220
Indiana Energy, Inc.                                       5,333            131
Interstate Energy Corp.                                   23,000            742
IXC Communications, Inc. (a)                              32,000          1,070
Jones Intercable, Inc. Class A (a)                        50,000          1,781
K N Energy, Inc.                                          24,600            895
Laclede Gas Co.                                              900             24
MDU Resources Group, Inc.                                 11,400            300
Metrocall, Inc. (a)                                       36,000            162

39 Special Growth Fund

Special Growth Fund

                                                               December 31, 1998

                                                                        Market
                                                         Number         Value
                                                           of           (000)
                                                         Shares           $
                                                         -------       --------
Minnesota Power & Light Co.                               14,800            651
Montana Power Co.                                          2,800            158
Nevada Power Co.                                          20,000            520
New England Electric System                                  900             43
New Jersey Resources Corp.                                 2,300             91
Niagara Mohawk Power Corp.  (a)                           91,000          1,467
NICOR, Inc.                                               19,400            820
NIPSCO Industries, Inc.                                    8,200            250
Northeast Utilities (a)                                   48,400            774
Northwest Natural Gas Co.                                  2,100             54
NUI Corp.                                                  3,900            105
OGE Energy Corp.                                          19,900            577
Peoples Energy Corp.                                      11,200            447
Piedmont Natural Gas Co., Inc.                             9,400            340
Potomac Electric Power Co.                                17,500            460
Primus Telecommunications
 Group, Inc. (a)                                          15,000            245
Public Service Co. of New Mexico                          27,200            556
Questar Corp.                                              8,800            171
Rochester Gas & Electric Corp.                            19,500            610
SCANA Corp.                                               34,100          1,100
Sierra Pacific Resources                                  11,300            429
SIG Corp., Inc.                                            2,800            100
Southwest Gas Corp.                                       31,900            857
St. Joseph Light & Power Co.                               9,200            165
Telegroup, Inc. (a)                                       75,000             96
TNP Enterprises, Inc.                                     39,600          1,502
United Illuminating Co.                                   11,600            597
United States Cellular Corp. (a)                          43,800          1,664
UtiliCorp United, Inc.                                    31,200          1,145
Western Resources, Inc.                                   33,300          1,107
WICOR, Inc.                                                9,200            201
Wisconsin Energy Corp.                                    12,100            380
Yankee Energy Systems, Inc.                                2,400             71
                                                                        -------
                                                                         37,192
                                                                        -------

TOTAL COMMON STOCKS
(cost $482,417)                                                         565,318
                                                                       --------

PREFERRED STOCKS - 0.0%
Callon Petroleum Co. Series A (conv.)                      3,600             99
Golden Books Financial Trust
 (conv.)(a)                                                6,000              9
                                                                        -------
TOTAL PREFERRED STOCKS
(cost $349)                                                                 108
                                                                        -------
                                                        Principal       Market
                                                          Amount        Value
                                                           (000)        (000)
                                                             $            $
                                                         -------       --------

LONG-TERM INVESTMENTS - 0.2%
American Residential Services, Inc.
 (conv.)
 7.250% due 04/15/04                                         250             99
Getty Images, Inc. (conv.)
 4.750% due 06/01/03                                         800            663
Res-Care, Inc.
 6.000% due 12/01/04                                         100            138
Titan Corp. (conv.)
 8.250% due 11/01/03
                                                              45             70
                                                                        -------
TOTAL LONG-TERM INVESTMENTS
(cost $1,146)                                                               970
                                                                        -------

SHORT-TERM INVESTMENTS - 6.0%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                                        34,102         34,102
United States Treasury Notes (c)
 6.250% due 03/31/99
                                                           2,350          2,359
                                                                        -------
TOTAL SHORT-TERM INVESTMENTS
(cost $36,461)                                                           36,461
                                                                        -------

TOTAL INVESTMENTS - 100.1%
(identified cost $520,373)(d)                                           602,857

OTHER ASSETS AND LIABILITIES,
NET - (0.1%)                                                               (857)
                                                                        -------
NET ASSETS - 100.0%                                                     602,000
                                                                        =======


(a)    Nonincome-producing security.
(b)    At cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d)    See Note 2 for federal income tax information.

Abbreviations:

ADR - American Depository Receipt
REIT - Real Estate Investment Trust






        The accompanying notes are an integral part of the financial statements.


                                                          Special Growth Fund 40

Special Growth Fund

                                                               December 31, 1998

                                                                 Unrealized
                                                Number          Appreciation
                                                  of           (Depreciation)
                                              Contracts*           (000)
                                              ----------       -------------
Futures Contracts
(Notes 2 and 3)

S&P 400 Midcap Index
   Expiration date 03/99                          73             $   1,517
S&P 500 Midcap Index
   Expiration date 03/99                          69                   386
                                                                 ---------
Total Unrealized Appreciation
  (Depreciation) on Open Futures
  Contracts Purchased(S)                                         $   1,903
                                                                 =========

(S) At December 31, 1998, United States Treasury Notes valued at $2,359 were held as collateral in connection with futures contracts purchased by the Fund.
*      Each contract represents $100,000 notional value.





The accompanying notes are an integral part of the financial statements.

41  Special Growth Fund

Special Growth Fund

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)                December 31, 1998

ASSETS
Investments at market (identified cost $520,373)(Note 2) .....................................................            $ 602,857
Receivables:
 Dividends and interest ......................................................................................                  490
 Investments sold ............................................................................................                3,460
 Fund shares sold ............................................................................................                2,337
 Daily variation margin on futures contracts (Notes 2 and 3) .................................................                  453
Short-term investments held as collateral for securities loaned, at market (Note 3) ..........................               38,853
                                                                                                                          ---------

   Total Assets ..............................................................................................              648,450

LIABILITIES
Payables:
 Investments purchased ............................................................................. $   3,725
 Fund shares redeemed ..............................................................................     3,228
 Accrued fees to affiliates (Note 4) ...............................................................       564
 Other accrued expenses ............................................................................        80
Payable upon return of securities loaned, at market (Note 3) .......................................    38,853
                                                                                                     ---------

   Total Liabilities .........................................................................................               46,450
                                                                                                                          ---------

NET ASSETS ...................................................................................................            $ 602,000
                                                                                                                          =========

NET ASSETS CONSIST OF:
Accumulated distributions in excess of net realized gain .....................................................            $  (2,548)
Unrealized appreciation (depreciation) on:
 Investments .................................................................................................               82,484
 Futures contracts ...........................................................................................                1,903
Shares of beneficial interest ................................................................................                  139
Additional paid-in capital ...................................................................................              520,022
                                                                                                                          ---------

NET ASSETS ...................................................................................................            $ 602,000
                                                                                                                          =========

NET ASSET VALUE, offering and redemption price per share:
 Class S ($595,861,631 divided by 13,750,086 shares of $.01 par value
   shares of beneficial interest outstanding) ................................................................            $   43.34
                                                                                                                          =========
 Class E ($6,138,866 divided by 143,066 shares of $.01 par value
   shares of beneficial interest outstanding) ................................................................            $   42.91
                                                                                                                          =========


        The accompanying notes are an integral part of the financial statements.


                                                          Special Growth Fund 42

Special Growth Fund

Statement of Operations

Amounts in thousands                                                                                  Year Ended December 31, 1998

INVESTMENT INCOME:
 Dividends ..................................................................................................              $  5,255
 Dividends from Money Market Fund (Note 5)  .................................................................                 1,941
 Interest ...................................................................................................                   169
                                                                                                                           --------

   Total Investment Income ..................................................................................                 7,365

EXPENSES (Notes 1, 2 and 4):
 Advisory fees .........................................................................             $  5,877
 Administrative fees ...................................................................                   25
 Custodian fees ........................................................................                  396
 Distribution fees - Class E ...........................................................                    6
 Transfer agent fees ...................................................................                  692
 Professional fees .....................................................................                   35
 Registration fees - Class S ...........................................................                   79
 Registration fees - Class E ...........................................................                    1
 Shareholder servicing fees - Class E ..................................................                   10
 Trustees' fees ........................................................................                    4
 Miscellaneous .........................................................................                   51
                                                                                                     --------

   Total Expenses ...........................................................................................                 7,176
                                                                                                                           --------

Net investment income .......................................................................................                   189
                                                                                                                           --------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
 Investments ...........................................................................               23,005
 Futures contracts .....................................................................                2,689                25,694
                                                                                                     --------
Net change in unrealized appreciation or depreciation of:
 Investments ...........................................................................              (30,049)
 Futures contracts .....................................................................                1,360               (28,689)
                                                                                                     --------

Net gain (loss) on investments ..............................................................................                (2,995)
                                                                                                                           --------

Net increase (decrease) in net assets resulting from operations .............................................              $ (2,806)
                                                                                                                           ========


The accompanying notes are an integral part of the financial statements.

43  Special Growth Fund

Special Growth Fund

Statement of Changes in Net Assets

Amounts in thousands

                                                                                                         Years  Ended December 31,

                                                                                                          1998               1997
                                                                                                       ---------          ---------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income .......................................................................         $     189          $     869
 Net realized gain (loss)  ...................................................................            25,694             66,347
 Net change in unrealized appreciation or depreciation .......................................           (28,689)            53,907
                                                                                                       ---------          ---------

   Net increase (decrease) in net assets resulting from operations ...........................            (2,806)           121,123
                                                                                                       ---------          ---------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
   Class S ...................................................................................              (447)              (842)
 In excess of net investment income
   Class S ...................................................................................               (89)                --
 Net realized gain on investments
   Class S ...................................................................................           (29,455)           (68,942)
   Class E ...................................................................................              (257)              (356)
 In excess of net realized gain on investments
   Class S ...................................................................................            (2,783)                --
   Class E ...................................................................................               (24)                --
                                                                                                       ---------          ---------

     Total Distributions to Shareholders .....................................................           (33,055)           (70,140)
                                                                                                       ---------          ---------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund share transactions (Note 6) .................            62,073            130,847
                                                                                                       ---------          ---------


TOTAL NET INCREASE (DECREASE) IN NET ASSETS ..................................................            26,212            181,830

NET ASSETS
 Beginning of period .........................................................................           575,788            393,958
                                                                                                       ---------          ---------
 End of period (including undistributed net investment income  of
   $258 at December 31, 1997)  ...............................................................         $ 602,000          $ 575,788
                                                                                                       =========          =========




        The accompanying notes are an integral part of the financial statements.


                                                         Special Growth Fund  44

Special Growth Fund

Financial Highlights - Class S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                Years Ended December 31,
                                                             -------------------------------------------------------------
                                                                1998         1997         1996         1995         1994
                                                             ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD ....................   $   45.72    $   40.79    $   39.17    $   33.47    $   35.82
                                                            ---------    ---------    ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (a)  .............................         .01          .08          .12          .18          .16
 Net realized and unrealized gain (loss) on investments .         .08        11.18         6.87         9.25         (.71)
                                                            ---------    ---------    ---------    ---------    ---------


   Total Income From Investment Operations ..............         .09        11.26         6.99         9.43         (.55)
                                                            ---------    ---------    ---------    ---------    ---------

DISTRIBUTIONS:
 Net investment income ..................................        (.03)        (.08)        (.12)        (.21)        (.10)
 In excess of net investment income .....................        (.01)          --           --           --           --
 Net realized gain on investments .......................       (2.22)       (6.25)       (5.25)       (3.52)        (.85)
 In excess of net realized gain on investments ..........        (.21)          --           --           --         (.85)
                                                            ---------    ---------    ---------    ---------    ---------


   Total Distributions ..................................       (2.47)       (6.33)       (5.37)       (3.73)       (1.80)
                                                            ---------    ---------    ---------    ---------    ---------

NET ASSET VALUE, END OF PERIOD ..........................   $   43.34    $   45.72    $   40.79    $   39.17    $   33.47
                                                            =========    =========    =========    =========    =========

TOTAL RETURN (%) ........................................         .42        28.77        18.65        28.52        (3.71)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted) ...............     595,862      572,635      393,048      313,678      229,077


 Ratios to average net assets (%):
   Operating expenses ...................................        1.15         1.15         1.19         1.22         1.20
   Net investment income ................................         .03          .18          .28          .49          .50


 Portfolio turnover rate (%)  ...........................      129.19        97.19       118.13        87.56        55.40



(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.


45  Special Growth Fund

Special Growth Fund

Financial Highlights - Class E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                    Years Ended December 31,
                                                             -----------------------------------
                                                                1998         1997         1996*
                                                             ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD .....................   $   45.42    $   40.75    $   43.48
                                                             ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (c)  ..............................        (.17)        (.13)        (.02)
 Net realized and unrealized gain (loss) on investments ..         .09        11.05         1.63
                                                             ---------    ---------    ---------

   Total Income From Investment Operations ...............        (.08)       10.92         1.61
                                                             ---------    ---------    ---------

DISTRIBUTIONS:
 Net realized gain on investments ........................       (2.22)       (6.25)       (4.34)
 In excess of net realized gain on investments ...........        (.21)          --           --
                                                             ---------    ---------    ---------

   Total Distributions ...................................       (2.43)       (6.25)       (4.34)
                                                             ---------    ---------    ---------

NET ASSET VALUE, END OF PERIOD ...........................   $   42.91    $   45.42    $   40.75
                                                             =========    =========    =========

TOTAL RETURN (%)(a)  .....................................         .04        27.90         4.04

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)  ...............       6,139        3,153          910

 Ratios to average net assets (%)(b):
   Operating expenses ....................................        1.58         1.83         1.89
   Net investment income (loss)  .........................        (.39)        (.51)        (.38)

 Portfolio turnover rate (%)(b)  .........................      129.19        97.19       118.13




*    For the period November 4, 1996 (commencement of sale) to December 31,
     1996.

(a)  Periods less than one year are not annualized.

(b)  The ratios for the period ended December 31, 1996 are annualized.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.




                                                         Special Growth Fund  46

Fixed Income II Fund

Portfolio Management Discussion

December 31, 1998 (Unaudited)


OBJECTIVE: The preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

INVESTS IN: Fixed-income securities with low-volatility characteristics.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk relative to other short-term bond investments. The Fund employed the investment management services of three managers using three approaches to investment in short-term fixed income securities.

Growth of a $10,000 Investment

Dates          Fixed II++           ML 1-2.99 **       Lipper(R)Short 1-5 Yr++++
   *              $10,000            $10,000                     $10,000
1989              $11,099            $11,087                     $11,012
1990              $12,177            $12,165                     $11,902
1991              $13,676            $13,586                     $13,317
1992              $14,050            $14,442                     $14,076
1993              $15,031            $15,223                     $14,942
1994              $15,154            $15,310                     $14,888
1995              $16,662            $16,994                     $16,488
1996              $17,454            $17,840                     $17,222
1997              $18,506            $19,027                     $18,275
1998              $19,632            $20,359                     $19,320
---------------------------------------------------------------------------

Total            $163,441           $166,033                    $161,442
===========================================================================

                        Yearly periods ended December 31

Fixed Income II Fund

Periods Ended   Growth of        Total
  12/31/98       $10,000         Return
-------------  ----------     -------------
1 Year          $10,609         6.09%
5 Years         $13,061         5.49%(s)
10 Years        $19,632         6.98%(s)

Merrill Lynch 1-2.99 Years Treasury Index

Periods Ended   Growth of        Total
  12/31/98      $10,000          Return
-------------   ---------     -------------
1 Year          $10,700         7.00%
5 Years         $13,373         5.99%(s)
10 Years        $20,359         7.37%(s)

Lipper(r) Short Investment Grade Debt Funds
Benchmark

Periods Ended   Growth of        Total
  12/31/98       $10,000         Return
-------------  ----------     -------------
1 Year          $10,572         5.72%
5 Years         $12,930         5.27%(s)
10 Years        $19,320         6.81%(s)

47  Fixed Income II Fund

Fixed Income II Fund

Portfolio Management Discussion

December 31, 1998 (Unaudited)

PERFORMANCE REVIEW

For the year ended December 31, 1998, the Fixed Income II Fund reflected a total return of 6.1%, as compared to the Merrill Lynch 1-2.99 Years Treasury Index which rose 7%. The Fund modestly underperformed the Index due to the poor performance of spread sector holdings relative to comparable maturity treasuries. The market's flight to quality during the third quarter had a dominant impact on the bond market's performance for the year.

PORTFOLIO HIGHLIGHTS:

Data reflecting strength in many sectors of the US economy helped ease fears of a recession. However, evidence of slowing pressured yields lower over the course of 1998. The Federal Reserve Board's reluctance to stimulate economic growth resulted in an inverted yield curve throughout much of the year with the interest rate on overnight loans to banks, i.e., Fed Funds, being higher than yields on short- and short-intermediate maturity treasuries. The market's weakness during the third quarter led to significant credit spread widening as investors demanded higher yields on non-treasury issues, perceiving greater risks of default in an economic downturn. The Fed reacted by easing rates three times late in the year to strengthen confidence and stimulate growth. This had its desired effect by calming the financial markets in the fourth quarter.

These trends proved challenging for the Fixed Income II Fund. Because of its substantial investment in credit spread sectors, increased widening had a negative effect on the its returns, with most of the Fund's underperformance occurring in October. Holdings of lower quality corporate issues suffered losses in value relative to the Merrill Lynch 1-2.99 Yrs. Treasury Index. The all-treasury composition of the Index made it a particularly challenging benchmark given the market's flight to quality during the year. Above-index duration also weakened results as yields rose in the fourth quarter. Despite these factors, the Fund finished the year well ahead of the average short-term investment grade bond fund tracked by Lipper, which managed to gain 5.7%.


TOP TEN ISSUERS
(as a percent of Total Investments)                            December 31, 1998
United States Treasury                                               21.8%
Sears Roebuck Acceptance Corp.                                        5.5
World Omni Automobile Lease                                           3.2
Chase Mortgage Finance Corp.                                          2.7
Federal National Mortgage Association                                 2.7
Barnett Auto Trust                                                    2.7
General Electric Capital Corp.                                        2.6
Associates Corp. of North America                                     2.6
Premier Auto Trust                                                    2.5
Nationsbank Credit Card Master Trust                                  2.2

Portfolio Characteristics
                                                               December 31, 1998
Weighted Average Quality Diversification                                 AA1
Weighted Average Years-to-Maturity                                 4.5 Years
Weighted Average Duration                                          1.6 Years
Current Yield (SEC 30-day standardized)                                  4.9%
Number of Issues                                                         170
Number of Issuers                                                        130

Money Managers                                                     Styles

BlackRock Financial Management                              Mortgage/Asset-
                                                               Backed Specialist
Standish, Ayer & Wood, Inc.                                 Corporate Specialist
STW Fixed Income Management, Ltd.                           Sector Rotation Core



*    Assumes initial investment on January 1, 1989.

** Merrill Lynch 1-2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ Lipper(R) Short (1-5 Yr.) Investment Grade Debt Funds Benchmark is the average total return for the universe of funds within the Short Investment Grade Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates. This type of fund which invests at least 65% of assets in investment grade debt issues (rated in top four grades) with average maturities of five years or less.

(S)  Annualized.


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                        Fixed Income II Fund  48

Fixed Income II Fund

Statement of Net Assets


                                                               December 31, 1998

                                                            Principal     Market
                                                             Amount       Value
                                                              (000)       (000)
                                                                $           $
                                                            ---------     ------
LONG-TERM INVESTMENTS - 92.4%
ASSET-BACKED SECURITIES - 34.3%
ABFS Equipment Contract Trust
 6.100% due 10/15/05                                            426          428
Advanta Home Equity Loan Trust
 Series 1994-1 Class A-2
 6.300% due 07/25/25                                             28           28
AFC Home Equity Loan Trust
 Series 1993-2 Class A
 6.000% due 01/20/13                                            260          260
Amresco Residential Securities Mortgage
 Loan Trust
 Series 1997-1 Class B1F
 7.915% due 03/25/27 (c)                                        550          568
Amresco Residential Securities Mortgage
 Loan Trust Step Up Bond
 Series 1998-2 Class B1A
 6.774% due 06/25/28 (c)                                      1,000          998
Arcadia Automobile Receivables Trust
 Series 1998-A Class A3
 5.900% due 11/15/02                                            600          606
 Series 1998-B Class A3
 5.950% due 11/15/02                                          1,000        1,012
 Series 1998-C Class A3
 5.670% due 08/15/06                                            800          806
Banc One Auto Grantor Trust
 Series 1997-A Class A
 6.270% due 11/20/03                                          2,207        2,232
Barnett Auto Trust
 Series 1997-A Class A3
 6.030% due 11/15/01                                          6,900        6,946
Brazos Student Loan Finance Corp.
 5.817% due 12/01/25 (c)                                        895          887
Centex Home Equity Loan Trust
 Step Up Bond
 5.774% due 07/25/28 (c)                                        460          453
Chase Credit Card Master Trust
 Series 1997-2 Class A
 6.300% due 04/15/03                                          4,500        4,574
 Series 1997-5 Class A
 6.194% due 08/15/05                                            365          375
Chemical Master Credit Card Trust I
 Series 1996-1 Class A
 5.550% due 09/15/03                                          4,000        4,012
Chevy Chase Auto Receivables Trust
 Series 1996-2 Class A
 5.900% due 07/15/03                                            553          555
 Series 1997-1 Class A
 6.500% due 10/15/03                                            887          897
 Series 1997-2 Class A
 6.350% due 01/15/04                                            506          511
 Series 1997-3 Class A
 6.200% due 03/20/04                                            414          418
Contimortgage Home Equity Loan Trust
 Series 1997-5 Class A4
 6.580% due 06/15/19                                            600          609
Contimortgage Home Equity Loan
 Trust Pass-thru Certificate
 Series 1997-4 Class A2
 6.270% due 02/15/12                                            143          143
Copel Capital Funding Corp.
 Series 1997-A Class A3
 6.270% due 04/20/05                                            781          785
Cox Enterprises, Inc.
 6.250% due 08/26/99                                          1,400        1,408
Dayton Hudson Credit Card Master Trust
 Series 1997-1 Class A
 6.250% due 08/25/05                                            500          511
Delta Funding Home
 Equity Loan Trust
 Series 1998-1 Class A2A
 5.429% due 05/25/30 (c)                                        339          334
EQCC Home Equity Loan Trust
 Series 1993-4 Class A
 5.725% due 12/15/08                                             27           27
First Chicago Master Trust II Credit
 Card Certificates
 Series 1994-L
 7.150% due 04/15/01                                          4,500        4,546
First Plus Home Loan Trust
 Step Up Bond
 Series 1998-5 Class A4
 6.250% due 04/14/14 (c)                                        600          602
 Series 1998-5 Class A6
 6.420% due 10/10/18 (c)                                        300          293
First Security Auto Grantor Trust
 Series 1997-A Class A
 6.300% due 08/15/03                                            484          490
First USA Credit Card Master Trust
 Series 1997-6 Class A
 6.420% due 03/17/05                                            800          824


49  Fixed Income II Fund

Fixed Income II Fund

                                                               December 31, 1998

                                                            Principal     Market
                                                             Amount       Value
                                                              (000)       (000)
                                                                $           $
                                                            ---------     ------
FMAC Loan Receivables Trust
 Series 1998-CA Class A1
 5.990% due 11/15/04                                            462          461
Franchise Loan Trust
 Series 1998-I Class A1
 6.240% due 07/15/04                                            477          477
Green Tree Financial Corp.
 Series 1997-3 Class A2
 6.490% due 07/15/28                                            248          249
 Series 1998-1 Class A3
 5.950% due 04/01/13                                            750          753
Green Tree Home Improvement Loan Trust
 Series 1997-A Class HIA3
 7.050% due 08/15/23                                            600          608
 Series 1998-D Class HIA2
 5.940% due 06/15/29                                            800          800
 Series 1998-D Class HIA4
 6.200% due 06/15/29                                            650          654
Green Tree Recreational, Equipment &
 Consumer Trust
 Series 1997-C Class A1
 6.490% due 02/15/18                                            511          512
IMC Home Equity Loan Trust
 Series 1998-1 Class A3
 6.410% due 04/20/18                                            700          700
Nationsbank Credit Card Master Trust
 Series 1995-1 Class A
 6.450% due 04/15/03                                          5,650        5,747
Newcourt Equipment Trust Securiites
 Series 1998-1 Class A3
 5.240% due 12/20/02                                            750          746
 Series 1998-2 Class D
 7.210% due 09/15/07 (c)                                        350          338
NPF VI Inc.
 Series 1998-1A Class A
 6.220% due 06/01/02                                            600          602
Olympic Automobile Receivables Trust
 Series 1996-B Class A4
 6.700% due 03/15/02                                            977          987
 Series 1996-D Class CTFS
 6.125% due 04/15/02                                          2,399        2,427
PBG Equipment Trust
 Series 1A Class A
 6.270% due 01/20/12                                            786          795
PNC Student Loan Trust I
 Series 1997-2 Class A3
 6.314% due 01/25/01                                          5,000        5,102

Premier Auto Trust
 Series 1997-3 Class A4
 6.200% due 01/06/01                                          5,000        5,032
 Series 1998-4 Class A3
 5.690% due 06/08/02                                          1,300        1,307
Rental Car Finance Corp.
 Series 1997-1 Class A1
 6.250% due 06/25/03                                            400          402
Ryder Vehicle Lease Trust
 Series 1998-A Class A
 6.100% due 09/15/08 (c)                                        444          447
Sears Credit Account Master Trust
 Series 1995-2 Class A
 8.100% due 06/15/04                                          4,300        4,410
 Series 1995-3 Class A
 7.000% due 10/15/04                                            900          919
 Series 1995-5 Class A
 6.050% due 01/15/08                                            600          608
 Series 1998-1 Class A
 5.800% due 08/15/05                                          1,500        1,503
SMS Student Loan Trust
 Series 1997-A Class A
 5.101% due 10/27/25 (c)                                      1,100        1,055
Standard Credit Card Master Trust
 Series 1994-4 Class A
 8.250% due 11/07/03                                          1,200        1,287
Standard Credit Card Master Trust I
 Series 1995-3 Class A
 7.850% due 02/07/02                                            600          617
The Money Store Auto Grantor Trust
 Series 1997-4 Class A2
 6.350% due 03/20/04                                            505          512
The Money Store Residential Trust
 Series 1997-I Class A3
 6.680% due 08/15/12                                            500          510
The Money Store Small Business
 Administration Loan Trust
 Series 1997-1 Class A
 5.999% due 01/15/25 (c)                                        902          890
 Series 1997-1 Class B
 6.479% due 01/15/25 (c)                                        451          444
WFS Financial Owner Trust
 Series 1996-D Class A3
 6.050% due 07/20/01 (c)                                      2,188        2,202
World Omni Automobile Lease
 Securitization Trust
 Series 1996-B Class A3
 6.250% due 11/15/02                                          1,089        1,097


                                                         Fixed Income II Fund 50

Fixed Income II Fund

                                                               December 31, 1998

                                                          Principal      Market
                                                           Amount        Value
                                                            (000)        (000)
                                                              $            $
                                                          ---------      -------
Series 1997-A Class A2
 6.750% due 06/25/03 (c)                                    5,476          5,623
Series 1997-A Class A4
 6.900% due 06/25/03                                        1,494          1,519
                                                                          ------
                                                                          89,480
                                                                          ------

CORPORATE BONDS AND NOTES - 27.4%
Ahmanson (H.F.)
 9.875% due 11/15/99                                        1,050          1,090
Aristar, Inc.
 6.125% due 12/01/00                                          725            729
Associates Corp. of North America
 6.375% due 08/15/00                                        5,500          5,583
 5.750% due 11/01/03                                        1,000          1,009
AT&T Capital Corp.
 7.500% due 11/15/00 (MTN)                                    475            481
Banco De Latinoamerica
 6.500% due 04/02/01                                        1,200          1,223
Bankamerica Corp.
 9.500% due 04/01/01                                        1,250          1,355
Banponce Corp.
 Series 2 (MTN)
 5.750% due 03/01/99                                        2,075          2,076
Bear Stearns Co., Inc.
 7.625% due 09/15/99                                        1,125          1,140
Business Loan Center, Inc.
 Series 1998-1A
 6.750% due 04/02/05                                          600            600
Carramerica Realty Corp.
 6.625% due 10/01/00                                          575            570
Chase Manhattan Corp.
 10.125% due 11/01/00                                       1,259          1,359
 5.375% due 12/05/09 (c)                                      200            188
Chrysler Financial Corp.
 6.610% due 06/16/00 (MTN)                                  1,150          1,171
CIT Group Holdings, Inc.
 6.125% due 12/15/00 (MTN)                                  5,000          5,066
Coca-Cola Put Asset Trust
 6.000% due 03/15/01                                        1,000          1,015
Comdisco, Inc.
 6.070% due 05/08/00 (MTN)                                  1,000            998
Conseco, Inc.
 6.400% due 06/15/01                                        1,000            963
ERAC USA Finance Co.
 6.375% due 05/15/03                                        1,075          1,087
ERP Operating, L.P.
 8.500% due 05/15/99                                        1,050          1,058
Finova Capital Corp.
 6.450% due 06/01/00                                          400            404
First Chicago Corp.
 9.000% due 06/15/99                                          500            508
Fleet Financial Group, Inc.
 6.875% due 03/01/03                                          700            729
Franchise Finance Corp.
 7.000% due 11/30/00                                        1,000            998
General Electric Capital Corp.
 6.120% due 08/15/00 (MTN)                                  5,500          5,586
General Motors Acceptance Corp.
 7.012% due 04/01/20 (c)                                      965            969
Heller Financial, Inc.
 5.311% due 03/01/99 (MTN) (c)                              1,000            999
Hertz Corp.
 6.500% due 04/01/00                                          450            455
Homeside Lending, Inc.
 6.875% due 05/15/00 (MTN)                                  1,200          1,221
 6.875% due 06/30/02 (MTN)                                  2,000          2,052
Household Finance Corp.
 6.125% due 07/15/02 (MTN)(c)                               1,125          1,122
IMC Global, Inc.
 7.400% due 11/01/02                                          800            813
JC Penney & Co., Inc.
 6.375% due 09/15/00 (MTN)                                  1,125          1,140
KeyCorp
 8.400% due 04/01/99                                        1,000          1,007
Lehman Brothers Holdings, Inc.
 6.000% due 02/26/01 (MTN)                                  1,250          1,248
 6.750% due 09/24/01 (MTN)                                    300            304
MBNA Corp.
 Series B
 6.500% due 09/15/00 (MTN)                                  1,000          1,002
MCI Communications Corp.
 6.125% due 04/15/02                                        1,500          1,524
Merrill Lynch & Co., Inc.
 7.260% due 03/25/02 (MTN)                                  1,425          1,493
Midlantic Corp.
 9.250% due 09/01/99                                          375            385
Norwest Financial, Inc.
 6.375% due 09/15/02                                          500            514
Panamsat Corp.
 6.000% due 01/15/03                                          600            594
Procter & Gamble
 9.625% due 01/14/01                                        3,020          3,245
Sears Roebuck Acceptance Corp.
 6.160% due 09/20/00 (MTN)                                  5,500          5,569
 Series II
 6.690% due 04/30/01 (MTN)                                  1,050          1,078


51  Fixed Income II Fund

Fixed Income II Fund

                                                               December 31, 1998

                                                          Principal      Market
                                                           Amount        Value
                                                            (000)        (000)
                                                              $            $
                                                          ---------      -------
Sovereign Bancorp, Inc. (Regd)
 6.750% due 07/01/00                                          1,250        1,270
Tele-Communications, Inc.
 8.250% due 01/15/03                                          1,250        1,372
Traveler's Group, Inc.
 4.454% due 04/05/99 (MTN) (c)                                1,100        1,100
 7.750% due 05/15/00                                          1,000        1,029
 6.700% due 07/05/00                                            500          508
Walt Disney Co.
 Series E
 5.125% due 12/15/03 (MTN)                                      600          597
Waste Management, Inc.
 6.700% due 05/01/01                                            240          245
 6.125% due 07/15/01                                            300          300
Wellsford Residential Property Trust
 5.570% due 11/24/99 (MTN)(c)                                 1,300        1,301
                                                                          ------
                                                                          71,442
                                                                          ------

MORTGAGE-BACKED SECURITIES - 6.6%
Asset Securitization Corp.
 Series 1997-D5 Class A1A
 6.500% due 02/14/41                                            617          631
Bayview Financial Acquisition Trust
 Series 1998-1 Class A1
 7.010% due 05/25/29                                            699          703
Bear Stearns Mortgage Securities, Inc.
 Series 1996-6 Class A2
 7.000% due 11/25/27                                            576          577
BKB Commercial Mortgage Trust
 Series 1997-C1 Class B
 7.218% due 04/25/00 (c)                                        238          237
Chase Mortgage Finance Corp.
 Series 1998-S2 Class A1
 6.500% due 07/25/28                                            700          705
DLJ Mortgage Acceptance Corp.
 Series 1996-CF2 Class A1A
 6.860% due 11/12/21                                            408          422
Federal Home Loan Mortgage Corp.
 Participation Certificate
 9.000% due 2005                                                118          121
 6.250% due 2007                                                 64           64
Federal National Mortgage Association
 7.000% due 2004                                                565          573
 6.500% due 2008                                                982          996
 8.000% due 2009                                                691          717
 8.500% due 2010                                                583          611
 7.500% due 2014                                              1,095        1,136
 8.500% due 2026                                                892          934
General Electric Capital Mortgage
 Services, Inc.
 Series 1998-12 Class 2A1
 6.600% due 06/25/28                                          1,160        1,171
Government National Mortgage
 Association
 7.250% due 2006                                              1,003        1,029
 8.250% due 2009                                                545          579
 9.500% due 2017                                                399          429
Morgan Stanley Capital I
 Series 1998-CF1 Class A1
 6.330% due 10/15/07                                            515          528
 Series 1998-HF2 Class A1
 6.010% due 11/15/30                                            870          874
Mortage Capital Funding, Inc.
 Series 1998-MC3 Class A1
 6.001% due 11/18/31 (c)                                        500          500
Prudential Home Mortgage Securities
 Series 1994-19 Class A2
 7.050% due 05/25/24                                            349          351
Residential Accredited Loans, Inc.
 Series 1997-QS7 Class A1
 7.500% due 07/25/27                                            245          247
Residential Asset Securitization Trust
 Series 1998-A2 Class A1
 6.750% due 04/25/28                                            439          440
 Series 1998-A12 Class A5
 6.750% due 11/25/28                                            753          758
Resolution Trust Corp. Mortgage
 Pass-thru Certificate
 Series 1995-2 Class C1
 7.450% due 05/25/29 (c)                                        198          200
Union Planters Mortgage Finance Corp.
 Series 1998-A Class A1
 6.350% due 01/25/28                                            494          500
Wilshire Funding Corporation
 Series 1997-WFC1 Class AI
 7.250% due 08/25/27                                            574          576
 Series 1998-WFC2 Class A3
 7.000% due 12/28/37                                            552          551
                                                                          ------
                                                                          17,160
                                                                          ------

MUNICIPAL BONDS - 0.6%
Missouri Higher Education Loan Authority
 Series 97 Class P
 5.260% due 07/25/08 (c)                                        694          698


                                                         Fixed Income II Fund 52

Fixed Income II Fund

                                                               December 31, 1998

                                                          Principal      Market
                                                           Amount        Value
                                                            (000)        (000)
                                                              $            $
                                                          ---------      -------
Philadelphia, Pennsylvania, Authority
 for Industrial Development
 Series 1997 Class A
 6.488% due 06/15/04                                           816           814
                                                                         -------
                                                                           1,512
                                                                         -------

UNITED STATES GOVERNMENT
AGENCIES - 0.5%
Federal Farm Credit Bank
 5.220% due 09/11/01                                         1,250         1,257
                                                                         -------

UNITED STATES GOVERNMENT
TREASURIES - 21.6%
United States Treasury Bonds
 8.750% due 11/15/08                                           925         1,078
United States Treasury Notes
 5.625% due 12/31/99                                           600           606
 6.875% due 03/31/00                                           125           128
 4.500% due 09/30/00                                         4,420         4,410
 6.250% due 10/31/01                                           375           391
 6.625% due 04/30/02                                        28,675        30,347
 3.625% due 07/15/02                                        13,700        13,597
 5.750% due 10/31/02                                           700           725
 5.750% due 11/30/02                                         4,710         4,883
                                                                         -------
                                                                          56,165
                                                                         -------

YANKEE BONDS - 1.4%
Edperbrascan Corp.
 7.375% due 10/01/02                                         1,000         1,039
Quebec, Province of
 13.250% due 09/15/14                                          450           494
Tyco International Group SA
 6.125% due 06/15/01                                         1,000         1,010
Westpac Banking, Ltd.
 7.875% due 10/15/02                                         1,000         1,067
                                                                         -------
                                                                           3,610
                                                                         -------

TOTAL LONG-TERM INVESTMENTS
(cost $239,961)                                                          240,626
                                                                         -------

SHORT-TERM INVESTMENTS - 6.7%
Eastman Chemical Co.
 5.500% due 01/14/99 (a)                                       800           798
Federal National Mortgage Association
 Discount Notes
 5.060% due 02/16/99 (a)                                     2,000         1,987
Frank Russell Investment Company Money
 Market Fund
 due on demand (a)                                          13,940        13,940
Occidental Petroleum Corp.
 5.460% due 01/04/99 (a)                                       750           750
                                                                         -------

TOTAL SHORT-TERM INVESTMENTS
(cost $17,475)                                                            17,475
                                                                         -------

TOTAL INVESTMENTS - 99.1%
(identified cost $257,436)(b)                                            258,101

OTHER ASSETS AND LIABILITIES,
NET - 0.9%                                                                 2,438
                                                                         -------


NET ASSETS - 100.0%                                                      260,539
                                                                         =======

(a)  At cost, which approximates market.
(b)  See Note 2 for federal income tax information.
(c)  Adjustable or floating rate security.

Abbreviations:
MTN - Medium Term Note


The accompanying notes are an integral part of the financial statements.


53  Fixed Income II Fund

Fixed Income II Fund

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)                                                                    December 31, 1998

ASSETS
Investments at market (identified cost $257,436)(Note 2)  .............................................................   $ 258,101
Cash ..................................................................................................................         165
Receivables:
 Dividends and interest ...............................................................................................       2,605
 Fund shares sold .....................................................................................................       2,315
Short-term investments held as collateral for securities loaned, at market (Note 3)  ..................................      25,253
                                                                                                                          ---------


   Total Assets .......................................................................................................     288,439

LIABILITIES
Payables:
 Investments purchased ...................................................................................... $   2,273
 Fund shares redeemed .......................................................................................       199
 Accrued fees to affiliates (Note 4)  .......................................................................       126
 Other accrued expenses .....................................................................................        49
Payable upon return of securities loaned, at market (Note 3) ................................................    25,253
                                                                                                              ---------

   Total Liabilities ..................................................................................................      27,900
                                                                                                                          ---------

NET ASSETS ............................................................................................................   $ 260,539
                                                                                                                          =========



NET ASSETS CONSIST OF:
Undistributed net investment income ...................................................................................   $     621
Accumulated net realized (gain) loss ..................................................................................      (6,555)
Unrealized appreciation (depreciation) on investments .................................................................         665
Shares of beneficial interest .........................................................................................         141
Additional paid-in capital ............................................................................................     265,667
                                                                                                                          ---------

NET ASSETS ............................................................................................................   $ 260,539
                                                                                                                          =========

NET ASSET VALUE, offering and redemption price per share:
 ($260,539,464 divided by 14,111,063 shares of $.01 par value
   shares of beneficial interest outstanding)  ........................................................................   $   18.46
                                                                                                                          =========


        The accompanying notes are an integral part of the financial statements.


                                                        Fixed Income II Fund  54

Fixed Income II Fund

Statement of Operations

Amounts in thousands                                Year Ended December 31, 1998


INVESTMENT INCOME:
 Interest ...........................................................    $14,205
 Dividends form Money Market Fund (Note 5)  .........................        609
                                                                         -------

   Total Investment Income ..........................................     14,814

EXPENSES (Notes 2 and 4):
 Advisory fees .............................................. $ 1,205
 Administrative fees ........................................      11
 Custodian fees .............................................     142
 Transfer agent fees ........................................     165
 Professional fees ..........................................      38
 Registration fees ..........................................      35
 Trustees' fees .............................................       4
 Miscellaneous ..............................................      29
                                                              -------

   Total Expenses ...................................................      1,629
                                                                         -------

Net investment income ...............................................     13,185
                                                                         -------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from investments ...........................      1,126
Net change in unrealized appreciation or depreciation of
investments .........................................................        355
                                                                         -------

Net gain (loss) on investments ......................................      1,481
                                                                         -------

Net increase (decrease) in net assets resulting from operations .....    $14,666
                                                                         =======


The accompanying notes are an integral part of the financial statements.


55  Fixed Income II Fund

FIXED INCOME II FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                                          Years Ended December 31,

                                                                                 1998           1997
                                                                              ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income .....................................................   $  13,185    $  13,527
 Net realized gain (loss)  .................................................       1,126         (118)
 Net change in unrealized appreciation or depreciation .....................         355          487
                                                                               ---------    ---------

   Net increase (decrease) in net assets resulting from operations .........      14,666       13,896
                                                                               ---------    ---------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income .....................................................     (13,149)     (13,676)
                                                                               ---------    ---------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund share transactions (Note 6)      29,552        6,267
                                                                               ---------    ---------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ................................      31,069        6,487

NET ASSETS
 Beginning of period .......................................................     229,470      222,983
                                                                               ---------    ---------

 End of period (including undistributed net investment income of
   $621 and $609, respectively)  ...........................................   $ 260,539    $ 229,470
                                                                               =========    =========


        The accompanying notes are an integral part of the financial statements.


                                                        Fixed Income II Fund  56

Fixed Income II Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                               Years Ended December 31,
                                                          -----------------------------------------------------------------------
                                                              1998           1997          1996           1995           1994
                                                          -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD ..................   $     18.35    $     18.36    $     18.55    $     17.98    $     18.99
                                                          -----------    -----------    -----------    -----------    -----------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (b)  ...........................           .99           1.08           1.04           1.16           1.21
 Net realized and unrealized gain (loss) on investments           .11             --           (.19)           .59          (1.07)
                                                          -----------    -----------    -----------    -----------    -----------

   Total Income From Investment Operations ............          1.10           1.08            .85           1.75            .14
                                                          -----------    -----------    -----------    -----------    -----------

DISTRIBUTIONS:
 Net investment income ................................          (.99)         (1.09)         (1.04)         (1.18)         (1.15)
                                                          -----------    -----------    -----------    -----------    -----------

NET ASSET VALUE, END OF PERIOD ........................   $     18.46    $     18.35    $     18.36    $     18.55    $     17.98
                                                          ===========    ===========    ===========    ===========    ===========


TOTAL RETURN (%)(a)  ..................................          6.09           6.02           4.76           9.95            .82

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (omitted $000) .............       260,539        229,470        222,983        183,577        144,030

 Ratios to average net assets (%)(a):
   Operating expenses .................................           .66            .66            .70            .58            .19
   Net investment income ..............................          5.37           5.70           5.70           6.41           6.52

 Portfolio turnover rate (%)  .........................        129.85         213.14         264.40         269.31         233.75


(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.


57  Fixed Income II Fund

Limited Volatility Tax Free Fund

Portfolio Management Discussion

December 31, 1998 (Unaudited)


Objective: To provide a high level of federal tax-exempt current income by investing principally in a diversified portfolio of investment grade municipal securities.

Invests in: Municipal obligations maturing in seven years or less from the date of acquisition.

Strategy: The Fund concentrates on investment opportunities in the tax-free, investment grade municipal debt securities market.

GROWTH OF A $10,000 INVESTMENT

           Limited Volatility                                   Lipper(R) Short
Dates          Tax Free            SSB 3-Month T-Bill **          Muni Debt ++
-----          --------            ---------------------          ------------
   *           $10,000                  $10,000                     $10,000
1989           $10,695                  $10,864                     $10,708
1990           $11,349                  $11,723                     $11,392
1991           $12,217                  $12,397                     $12,313
1992           $12,931                  $12,844                     $13,101
1993           $13,782                  $13,239                     $13,913
1994           $13,708                  $13,797                     $13,885
1995           $14,778                  $14,588                     $14,905
1996           $15,231                  $15,355                     $15,461
1997           $15,981                  $16,160                     $16,176
1998           $16,751                  $16,976                     $16,893
------------------------------------------------------------------------------
Total         $147,423                 $147,943                    $148,747

                       YEARLY PERIODS ENDED DECEMBER 31

Limited Volatility Tax Free Fund                  SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX
Periods Ended   Growth of      Total              Periods Ended   Growth of      Total
  12/31/98       $10,000      Return                12/31/98       $10,000      Return
-----------------------------------------         ------------------------------------------------
1 Year           $10,482      4.82%               1 Year           $10,505     5.05%
5 Years          $12,155      3.98%(S)            5 Years          $12,823     5.10%(S)
10 Years         $16,751      5.30%(S)            10 Years         $16,976     5.44%(S)

                                                  LIPPER(R) SHORT MUNICIPAL DEBT FUNDS BENCHMARK
                                                  Periods Ended   Growth of      Total
                                                    12/31/98       $10,000      Return
                                                  ----------------------------------------------
                                                  1 Year           $10,443     4.43%
                                                  5 Years          $12,142     3.96%(S)
                                                  10 Years         $16,893     5.38%(S)


59  Limited Volatility Tax Free Fund

Limited Volatility Tax Free Fund

Portfolio Management Discussion

December 31, 1998 (Unaudited)


Performance Review

For the year ended December 31, 1998, the Limited Volatility Tax Free Fund reflected a total return of 4.8%, as compared to the Lipper(R) Short Municipal Debt Funds Benchmark results of 4.4%. The Fund outperformed the benchmark primarily due to its longer-than-index duration during the year, which boosted returns as interest rates trended lower.


Portfolio Highlights

Fixed income markets were extremely volatile in 1998 as evidenced by the credit spread widening during the third quarter. Spreads grew from historically narrow levels to their widest levels in 20 years. Federal Reserve Board intervention late in the year restored confidence to the market, though spreads failed to revert to their prior levels. Rates fell as economic growth continued to show a moderating trend with scant signs of inflationary pressures. Municipal bond yields remained high relative to treasuries as significant new issuance during the year muted the trend of declining yields evident in other sectors of the bond market. However, the economic health of state and local governments continued to support narrow credit spreads.

Top Ten Issuing States
(as a percent of Total Investments)                  December 31, 1998
New York                                                   11.4%
Texas                                                      11.0
Illinois                                                    8.7
Washington                                                  6.7
Utah                                                        4.8
Michigan                                                    4.7
California                                                  4.7
Hawaii                                                      3.6
Alaska                                                      3.2
Florida                                                     3.0

Portfolio Characteristics                           December 31, 1998
Weighted Average Quality Diversification                     AAA
Weighted Average Years-to-Maturity                     3.8 Years
Weighted Average Duration                              3.3 Years
Current Yield (SEC 30-day  standardized)                    3.0%
Number of Issues                                             174
Number of Issuers                                            135



Money Managers

MFS Institutional Advisors, Inc.
Standish, Ayer & Wood, Inc.


*    Assumes initial investment on January 1, 1989.
** Salomon Smith Barney 3-Month Treasury Bill Index consists of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.
++ Lipper(R) Short Municipal Debt Funds Benchmark is the average total return for the universe of funds within the Short Municipal Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.
(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.



                                            Limited Volatility Tax Free Fund  60

Limited Volatility Tax Free Fund

Statement of Net Assets

                                                               December 31, 1998

                                                                                    Principal                                 Market
                                                                                      Amount                        Date       Value
                                                                                       (000)          Rate           of        (000)
                                                                                         $              %         Maturity       $
                                                                                     -------        -------        -------   -------
Municipal Bonds - 98.7%
Alabama - 0.7%
Huntsville, Alabama Health Care Authority Revenue, Series A (a)                          335          4.500       06/01/01       341
Jefferson County, Alabama Sewer Revenue, Series A (a)                                    500          5.000       02/01/05       526
                                                                                                                             -------
                                                                                                                                 867
                                                                                                                             -------
Alaska - 3.1%
Alaska State Housing Finance Corp.  Revenue, Series A-1 (a)                              650          4.550       12/01/02       662
North Slope Borough, Alaska, Zero Coupon, Series A, General Obligation (a)               500          0.000       06/30/99       492
North Slope Borough, Alaska, Zero Coupon, Series A, General Obligation (a)             1,385          0.000       06/30/00     1,313
North Slope Borough, Alaska, Zero Coupon, Series A, General Obligation (a)               450          0.000       06/30/02       392
North Slope Borough, Alaska, Zero Coupon, Series B, General Obligation (a)               375          0.000       06/30/99       369
North Slope Borough, Alaska, Zero Coupon, Series B, General Obligation (a)               900          0.000       01/01/01       834
                                                                                                                             -------
                                                                                                                               4,062
                                                                                                                             -------
Arizona - 1.2%
Arizona State Transportation Board, Special Obligations Revenue,
 Series A (pre-refunded 07/01/01)(e)                                                   1,425          6.450       07/01/06     1,542
                                                                                                                             -------
Arkansas - 0.2%
Arkansas State, Zero Coupon, Series B, General Obligation                                300          0.000       06/01/03       251
                                                                                                                             -------
California - 4.6%
California Health Facilities Finance Authority Revenue (a)                             1,000          5.000       11/15/04     1,055
California State Public Works Board Lease Revenue, Series C                              675          5.000       10/01/02       706
California Statewide Communities Development Authority Participation
 Certificate (a)(b)                                                                      300          4.800       08/15/27       300
California, State of, General Obligation (a)                                             850          6.100       11/01/01       911
Los Angeles County, California Transportation Participation Certificate,
 Tax Revenue, Series B                                                                   760          5.900       07/01/00       788
Orange County, California Water District Participation Certificate (b)                 1,100          4.000       08/15/15     1,100
Sacramento, California Municipal Utility District, Utility Revenue, Series Z (a)       1,000          6.000       07/01/01     1,061
                                                                                                                             -------
                                                                                                                               5,921
                                                                                                                             -------
Colorado - 1.2%
Colorado Housing Finance Authority Revenue, Series C-2                                   500          4.500       11/01/05       503
Denver, Colorado Health & Hospital Revenue, Series A                                   1,000          5.000       12/01/04     1,020
                                                                                                                             -------
                                                                                                                               1,523
                                                                                                                             -------
Connecticut - 2.4%
Bridgeport, Connecticut, Series A, General Obligation (a)                              1,150          5.250       09/01/99     1,168
Connecticut State Special Tax Obligation Revenue, Series C (a)                           750          6.250       10/01/04       843
Connecticut State Unemployment Compensation Revenue, Series A (a)                      1,125          5.000       11/15/99     1,146
                                                                                                                             -------
                                                                                                                               3,157
                                                                                                                             -------
District of columbia - 1.6%
District of Columbia Revenue (a)                                                       1,000          5.250       10/01/02     1,046
District of Columbia, Series A, General Obligation (a)(d)                                500          5.500       04/01/01       519
Washington D.C. Convention Center Authority, Dedicated Tax Revenue (a)                   500          4.750       10/01/05       515
                                                                                                                             -------
                                                                                                                               2,080
                                                                                                                             -------
Florida - 3.0%
Florida Gas Utility Revenue                                                              800          5.000       12/01/03       844
Florida State Board of Education Lottery Revenue, Series B (a)                         1,000          5.000       07/01/05     1,062
Hillsborough County, Florida, Zero Coupon, Utility Refunding
 Revenue, Series A (a)                                                                 1,000          0.000       08/01/99       982


61  Limited Volatility Tax Free Fund

Limited Volatility Tax Free Fund

                                                               December 31, 1998

                                                                                   Principal                                  Market
                                                                                     Amount                      Date         Value
                                                                                      (000)         Rate          of          (000)
                                                                                        $             %         Maturity        $
                                                                                    -------       -------       -------      -------
Orange County, Florida Board Participation Certificate, Series A (a)                    575         4.700      08/01/01          591
Osceola County, Florida Capital Improvements Revenue (a)                                375         5.000      09/01/05          399
                                                                                                                             -------
                                                                                                                               3,878
                                                                                                                             -------
Georgia - 2.9%
Atlanta, Georgia Airport Facilities Revenue (a)                                         500         5.500      01/01/01          519
Chatham County, Georgia Hospital Authority Revenue, Series A (a)                        500         5.000      01/01/00          509
Fulco, Georgia Hospital Authority Revenue Anticipation Certificates (a)                 500         5.000      11/15/02          521
Fulco, Georgia Hospital Authority Revenue Anticipation Certificates (a)                 500         4.300      11/15/03          509
Georgia Municipal Electric Authority, General Resolution Revenue, Series A (a)          850         5.000      01/01/02          881
Savannah, Georgia Hospital Authority Revenue, Series A                                  800         4.200      07/01/05          803
                                                                                                                             -------
                                                                                                                               3,742
                                                                                                                             -------
Hawaii - 3.6%
Hawaii State Housing Financial & Development Corp., Single Family
 Management Purchasing Revenue                                                        1,000         4.450      07/01/03        1,012
Hawaii, State of, Series CP, General Obligation (a)                                     600         5.000      10/01/02          625
Hawaii, State of, Series CR, General Obligation (a)                                   1,000         5.500      04/01/04        1,072
Honolulu, Hawaii City & County, Series A, General Obligation (a)                        650         5.000      11/01/02          678
Honolulu, Hawaii City & County, Series B, General Obligation                          1,150         5.000      10/01/02        1,199
                                                                                                                             -------
                                                                                                                               4,586
                                                                                                                             -------
Illinois - 8.6%
Bolingbrook, Illinois Parks District, Zero Coupon, General Obligation (a)             1,230         0.000      01/01/05          957
Chicago, Illinois Sales Tax Revenue (a)                                               1,000         5.250      01/01/05        1,061
Chicago, Illinois, Series C, General Obligation (a)                                   1,500         6.250      10/31/01        1,602
Cook County, Illinois High School District No. 201, General Obligation                1,000         5.000      12/01/05        1,051
Illinois Development Finance Authority Revenue, Series A (a)                          1,145         5.500      05/15/05        1,228
Illinois Health Facilities Authority Revenue                                          1,000         5.250      09/01/04        1,050
Illinois Health Facilities Authority Revenue (a)                                        500         5.000      08/01/03          522
Illinois Health Facilities Authority Revenue (a)                                        270         5.250      08/15/03          285
Illinois Health Facilities Authority Revenue (a)                                        500         5.000      08/15/04          523
Illinois Health Facilities Authority Revenue, Series A (a)                              130         4.800      10/01/99          132
Illinois Health Facilities Authority Revenue, Series A (a)                              345         5.000      10/01/00          353
Illinois Health Facilities Authority Revenue, Series A (a)                            1,000         4.550      07/01/01        1,020
Illinois Housing Development Authority, Elderly Housing  Development Revenue            265         4.350      01/01/04          266
Illinois Housing Development Authority, Elderly Housing  Development Revenue            500         4.450      01/01/05          503
Illinois State, General Obligation (a)                                                  500         5.375      05/01/01          520
                                                                                                                             -------
                                                                                                                              11,073
                                                                                                                             -------
Indiana - 2.0%
Indiana Bond Bank Revenue, Series A                                                   1,000         4.100      02/01/05        1,003
Indiana Health Facilities Financing Authority, Hospital Revenue                         500         4.500      02/15/05          503
Indiana Health Facilities Financing Authority, Hospital Revenue, Series A (a)           500         5.000      11/01/02          520
Monroe County Industrial Hospital Authority Revenue (a)                                 500         4.500      05/01/03          511
                                                                                                                             -------
                                                                                                                               2,537
                                                                                                                             -------
Kentucky - 2.0%
Carrollton & Henderson, Kentucky Public Energy Authority Gas Revenue, Series A        1,535         4.750      01/01/04        1,587
McCracken County, Kentucky Hospital Revenue, Series A (a)                             1,000         5.700      11/01/00        1,039
                                                                                                                             -------
                                                                                                                               2,626
                                                                                                                             -------
Louisiana - 2.6%
De Soto Parish, Louisiana Pollution Control Revenue, Series A                           650         5.050      12/01/02          676
Louisiana Public Facilities Authority Revenue, Health Care Revenue                      500         5.500      10/15/99          509



                                            Limited Volatility Tax Free Fund  62

Limited Volatility Tax Free Fund

                                                               December 31, 1998

                                                                                       Principal                              Market
                                                                                         Amount                      Date      Value
                                                                                         (000)         Rate           of       (000)
                                                                                           $             %         Maturity      $
                                                                                        -------       -------      --------  -------
Louisiana, State of, Series A, General Obligation (a)                                       500        6.000       08/01/00      520
Louisiana, State of, Series A, General Obligation (a)                                       800        5.500       04/15/05      863
Shreveport, Louisiana, Zero Coupon, General Obligation (a)                                1,000        0.000       01/01/05      779
                                                                                                                             -------
                                                                                                                               3,347
                                                                                                                             -------
Maine - 0.8%
Maine Health & Higher Educational Facilities Authority Revenue, Series A                  1,000        4.300       07/01/04    1,015
                                                                                                                             -------
Maryland - 1.2%
Maryland State & Local Facilities Loan, Series 3, General Obligation                        500        5.000       10/15/02      524
Maryland State Stadium Authority Lease Revenue, Convention Center Expansion (a)           1,000        5.375       12/15/00    1,038
                                                                                                                             -------
                                                                                                                               1,562
                                                                                                                             -------
Massachusetts - 1.6%
Massachusetts State Health & Educational Facilities Authority Revenue,
 Series B (b)                                                                               500        4.550      01/01/21       510
Massachusetts State Industrial Finance Agency, Resource Recovery Revenue,
 Series A                                                                                   500        4.850      12/01/05       506
Massachusetts State Water Resources Authority Revenue, Series A                           1,000        4.500      08/01/03     1,028
                                                                                                                             -------
                                                                                                                               2,044
                                                                                                                             -------
Michigan - 4.7%
Clarkston, Michigan Community Schools, General Obligation (a)                             1,000        6.000      05/01/04     1,097
Detroit, Michigan City School District, Series B, General Obligation (a)                  1,000        5.000      05/01/05     1,052
Jackson County, Michigan Hospital Financial Authority Revenue (a)                           300        4.375      06/01/02       305
Michigan Municipal Bond Authority Revenue, State and Local Appropriations,
 Series B (a)                                                                               550        6.900      05/01/99       557
Michigan State Building Authority Revenue, Series I                                         375        5.400      10/01/03       403
Michigan State Hospital Finance Authority Revenue, Series A                                 500        5.000      07/01/02       518
Michigan State Hospital Finance Authority Revenue, Series A (a)                             500        4.250      05/15/04       504
Michigan State Hospital Finance Authority Revenue, Series A                               1,000        5.500      10/01/04     1,050
Michigan State Hospital Finance Authority Revenue, Series S                                 500        5.500      08/15/00       516
                                                                                                                             -------
                                                                                                                               6,002
                                                                                                                             -------
Nebraska - 0.8%
Douglas County, Nebraska Hospital Authority No. 001 Revenue (a)                           1,000        4.350      09/01/01     1,017
                                                                                                                             -------
New Jersey - 2.8%
Camden County, New Jersey Improvement Authority Revenue (a)                                 350        4.250      11/15/04       354
New Jersey State, Series E, General Obligation                                              500        5.500      07/15/02       531
New Jersey State Transportation Corporation Capital Grant Anticipation Notes,
 Series A                                                                                 1,000        5.000      09/01/00     1,018
New Jersey State Transportation Corporation Capital Grant Anticipation Notes,
 Series A                                                                                   670        4.900      09/01/01       688
Ocean County, New Jersey Utilities Authority Waste Water Revenue                          1,000        5.000      01/01/01     1,030
                                                                                                                             -------
                                                                                                                               3,621
                                                                                                                             -------
New Mexico - 0.7%
New Mexico Mortgage Finance Authority Revenue, Series A1                                    830        6.200      01/01/01       855
                                                                                                                             -------
New York - 11.3%
Long Island Power Authority, New York Electric System Revenue, Series 6 (b)               1,490        4.850      05/01/33     1,490
Metropolitan Transportation Authority, New York, Service Contract Commuter
 Facilities, Series 7                                                                     1,000        5.300      07/01/05     1,067


63  Limited Volatility Tax Free Fund

Limited Volatility Tax Free Fund

                                                               December 31, 1998

                                                                                     Principal                                Market
                                                                                       Amount                      Date       Value
                                                                                       (000)         Rate           of        (000)
                                                                                         $             %         Maturity       $
                                                                                      -------       -------      --------    -------
Metropolitan Transportation Authority, New York, Transit Facilities Revenue,
 Series R (d)                                                                             650         5.000      07/01/03        678
Municipal Assistance Corp., New York, New York Revenue, Series E                        1,000         4.700      07/01/02      1,031
Municipal Assistance Corp., New York, New York Revenue, Series L                          500         4.500      07/01/02        512
New York City, New York, Series H, General Obligation                                     750         5.250      08/01/03        791
New York State Dormitory Authority Revenue                                                450         5.000      04/01/03        468
New York State Dormitory Authority Revenue (a)                                            500         5.000      02/01/04        523
New York State Dormitory Authority Revenue, Series 1                                      500         5.000      07/01/03        521
New York State Dormitory Authority Revenue, Series A                                      375         6.000      02/15/03        405
New York State Dormitory Authority Revenue, Series A                                      375         6.000      08/15/04        412
New York State Dormitory Authority Revenue, Series A (a)                                1,000         4.300      08/15/04      1,015
New York State Dormitory Authority Revenue, Series B                                      745         4.500      02/15/03        761
New York State Dormitory Authority Revenue, Series E                                    1,000         5.500      02/15/03      1,060
New York State Energy Research & Development Authority, Pollution Control
 Revenue, Series C (b)                                                                    200         4.800      06/01/29        200
New York State Housing Finance Agency Service Contract Obligation Revenue,
 Zero Coupon, Series C                                                                  1,000         0.000      09/15/03        820
New York State Urban Development Corp. Revenue, Series 7                                  125         5.500      01/01/01        129
New York State, General Obligation                                                        765         4.500      10/15/01        783
New York, New York, Series D, General Obligation                                          250         6.000      02/01/99        251
New York, New York, Series E, General Obligation                                          500         5.300      08/01/03        528
New York, New York, Series F, General Obligation                                          500         5.300      08/01/03        528
United Nations Development Corp., New York Revenue, Series B                              250         4.450      07/01/01        251
Wallkill, New York, General Obligation (a)                                                300         4.500      03/01/01        306
                                                                                                                             -------
                                                                                                                              14,530
                                                                                                                             -------
North Carolina - 1.2%
North Carolina Medical Care Community Hospital Revenue (a)                              1,000         4.250      06/01/04      1,012
North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue,
 Series A (a)                                                                             500         5.000      01/01/01        514
                                                                                                                             -------
                                                                                                                               1,526
                                                                                                                             -------
Ohio - 2.9%
Cleveland, Ohio City School District Revenue Anticipation Notes (a)                       555         5.000      06/01/00        568
Cuyahoga County, Ohio Hospital Revenue (a)                                              1,000         5.000      02/15/00      1,019
Lorain County, Ohio Hospital Revenue                                                      500         4.750      09/01/00        511
Ohio State Building Authority Revenue, State Facilities, Administration Building
 Fund, Series A                                                                           600         5.250      10/01/03        637
Ohio State Special Obligation Revenue, Series A                                         1,000         5.000      06/01/04      1,052
                                                                                                                             -------
                                                                                                                               3,787
                                                                                                                             -------
Oklahoma - 0.2%
Stillwater, Oklahoma Medical Center Authority Revenue, Series A                           300         5.550      05/15/01        308
                                                                                                                             -------
Pennsylvania - 2.2%
Allegheny County, Pennsylvania Hospital Development Authority Revenue (a)                 750         5.200      10/01/05        797
Erie, Pennsylvania Water Authority Water Revenue (a)                                      420         4.300      12/01/04        425
Harrisburg, Pennsylvania, Zero Coupon, Series D, General Obligation (a)                   815         0.000      03/15/04        660
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority
 Revenue, Series A                                                                        500         5.000      05/15/02        518


                                            Limited Volatility Tax Free Fund  64

Limited Volatility Tax Free Fund

                                                               December 31, 1998

                                                                                      Principal                               Market
                                                                                        Amount                    Date        Value
                                                                                        (000)         Rate         of         (000)
                                                                                          $             %       Maturity        $
                                                                                       -------      -------     --------     -------
Philadelphia, Pennsylvania, Zero Coupon, Water & Sewer Revenue (a)                         500        0.000     10/01/02         432
                                                                                                                             -------
                                                                                                                               2,832
                                                                                                                             -------
Puerto Rico - 0.8%
Puerto Rico Electrical Power Authority Power Revenue, Series DD                          1,000        5.000     07/01/04       1,058
                                                                                                                             -------
Rhode Island - 0.8%
Rhode Island Housing & Mortgage Finance Authority, Housing
 Revenue, Series A (a)                                                                   1,000        5.150     07/01/01       1,024
                                                                                                                             -------
South Carolina - 1.0%
Columbia, South Carolina, Zero Coupon, Waterworks & Sewer System Revenue                 1,000        0.000     02/01/04         819
Spartanburg County, South Carolina Social Health Services, Inc. Hospital
 Revenue (a)                                                                               500        4.400     04/15/01         508
                                                                                                                             -------
                                                                                                                               1,327
                                                                                                                             -------
South Dakota - 0.4%
South Dakota Housing Development Authority Revenue, Series D (b)                           490        4.250     05/01/05         490
                                                                                                                             -------
Tennessee - 1.5%
Metropolitan Government, Nashville & Davidson County, Tennessee Health &
 Educational Facilities Bond Revenue, Series A (a)                                         750        4.500     11/01/03         768
Metropolitan Government, Nashville & Davidson County, Tennessee Health &
 Educational Facilities Bond Revenue, Series A (d)                                         615        5.250     05/01/01         638
White House Utility District, Tennessee, Robertson & Sumner Counties,
 Zero Coupon, Waterworks Revenue (a)                                                       650        0.000     01/01/05         508
                                                                                                                             -------
                                                                                                                               1,914
                                                                                                                             -------
Texas - 10.8%
Abilene, Texas Health Facilities Development Corp., Medical Center A, Health
 Care Revenue (a)                                                                          500        5.100     09/01/99         507
Grapevine, Texas Industrial Development Corporation Revenue, Series A3 (b)                 200        4.850     12/01/24         200
Harris County, Texas Health Facilities Development Corporation Hospital Revenue            500        5.000     06/01/04         523
Harris County, Texas Health Facilities Development Corporation Hospital Revenue,
 Series A (b)                                                                              210        4.850     02/15/27         210
Harris County, Texas, Zero Coupon, General Obligation, Series A (a)                      1,000        0.000     08/15/03         831
Houston, Texas, Series A, General Obligation                                               650        5.000     03/01/02         675
Houston, Texas, Series C, General Obligation                                             1,000        5.900     03/01/03       1,062
Irving, Texas Independent School District, Zero Coupon, General Obligation                 650        0.000     02/15/03         551
Lone Star, Texas Airport Improvement Authority Revenue, Series A-3 (b)                     200        4.850     12/01/14         200
Lone Star, Texas Airport Improvement Authority Revenue, Series B-2 (b)                     400        4.850     12/01/14         400
Lone Star, Texas Airport Improvement Authority Revenue, Series B-4 (b)                   1,300        4.850     12/01/14       1,300
San Antonio, Texas Electric & Gas Revenue                                                  800        4.700     02/01/05         828
San Antonio, Texas Electric & Gas Revenue, Zero Coupon, Series B (a)                     1,000        0.000     02/01/04         813
San Antonio, Texas, General Obligation (d)                                               1,000        5.000     08/01/00       1,025
Stephenville, Texas Independent School District, Zero Coupon, General Obligation           830        0.000     02/15/04         674
Tarrant County, Texas Health Facilities Development Corp. Systems Revenue,
 Series A (a)                                                                              500        5.000     02/15/01         514
Texas State Public Finance Authority Building Revenue                                    1,000        5.000     02/01/05       1,050
University of Texas, University Revenues, Series A                                         605        5.000     08/15/03         635
University of Texas, University Revenues, Series D                                       1,000        4.750     08/15/04       1,043


65  Limited Volatility Tax Free Fund

Limited Volatility Tax Free Fund

                                                               December 31, 1998

                                                                                     Principal                                Market
                                                                                       Amount                    Date         Value
                                                                                       (000)         Rate         of          (000)
                                                                                         $             %       Maturity         $
                                                                                     -------       -------     --------      -------
Wichita Falls, Texas Independent School District, General Obligation                     865         5.000      02/01/05         904
                                                                                                                             -------
                                                                                                                              13,945
                                                                                                                             -------
Utah - 4.8%
Intermountain Power Agency, Power Supply Revenue, Series B                               500         7.200      07/01/99         510
Intermountain Power Agency, Power Supply Revenue, Series B (a)(d)                        500         5.250      07/01/99         506
Intermountain Power Agency, Power Supply Revenue, Series C                             1,000         4.700      07/01/02       1,026
Intermountain Power Agency, Power Supply Revenue, Series E (d)                           500         5.250      07/01/01         519
Jordan, Utah School District, General Obligation                                       1,050         5.000      06/15/05       1,112
Utah State Board of Regents Revenue                                                      300         5.000      08/01/02         311
Utah State Board of Regents Revenue (a)                                                  700         5.500      08/01/05         754
Utah State Building Ownership Authority, Lease Revenue, Series A                         500         5.500      05/15/00         514
Utah, State of, General Obligation, Semiannual Demand                                    850         5.000      07/01/02         888
                                                                                                                             -------
                                                                                                                               6,140
                                                                                                                             -------
Virginia - 0.8%
Arlington County, Virginia Industrial Development Authority, Resource
 Recovery Revenue, Series A                                                            1,000         5.250      01/01/04       1,055
                                                                                                                             -------
WASHINGTON - 6.6%
CDP King County III, Washington Lease Revenue (a)                                      1,000         4.600      06/01/03       1,030
Washington State Health Care Facilities Authority Revenue, Series A (a)                  250         4.300      08/15/01         254
Washington State Public Power Supply System, Nuclear Project No. 1 Revenue,
 Series B                                                                                500         5.000      07/01/00         511
Washington State Public Power Supply System, Nuclear Project No. 2 Revenue,
 Series A                                                                                280         5.000      07/01/00         286
Washington State Public Power Supply System, Nuclear Project No. 2 Revenue,
 Series A                                                                              1,500         5.450      07/01/00       1,542
Washington State Public Power Supply System, Nuclear Project No. 2 Revenue,
 Series C                                                                                650         7.200      07/01/99         663
Washington State Public Power Supply System, Nuclear Project No. 3 Revenue,
 Series A                                                                              1,000         5.000      07/01/04       1,045
Washington, State of, Series A, General Obligation                                     1,060         6.500      07/01/04       1,193
Washington, State of, Series C, General Obligation                                     1,000         5.500      07/01/99       1,013
Washington, State of, Series C, General Obligation                                     1,000         5.000      07/01/02       1,041
                                                                                                                             -------
                                                                                                                               8,578
                                                                                                                             -------
Wisconsin - 1.1%
Chippewa Falls, Wisconsin Area University School District, General Obligation          1,375         5.250      04/01/05       1,455
                                                                                                                             -------
Total Investments - 98.7%
(identified cost $124,726)(c)                                                                                                127,277

Other Assets and Liabilities, Net - 1.3%                                                                                       1,682
                                                                                                                             -------
Net Assets - 100.0%                                                                                                          128,959
                                                                                                                             =======

(a)  Bond is insured by AMBAC, FGIC, or MBIA.
(b)  Adjustable or floating rate security.
(c)  See Note 2 for federal income tax information.
(d)  Forward commitment. See Note 2.
(e) Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.


        The accompanying notes are an integral part of the financial statements.

                                             Limited Volatility Tax Free Fund 66

Limited Volatility Tax Free Fund

Statement of Net Assets

                                                               December 31, 1998

Abbreviations:
AMBAC - AMBAC Indemnity Corporation
FGIC - Financial Guaranty Insurance Company
MBIA - Municipal Bond Investors Assurance

Quality Ratings as a % of Market Value (Unaudited)

AAA                                                        68%
AA                                                         18
A                                                           7
BBB                                                         7
                                                        -----
                                                          100%
                                                        =====


Economic Sector Emphasis as a % of Market Value (Unaudited)

General Obligation                                         28%
Health Care Revenue                                        23
Utility Revenue                                            17
State and Community Lease                                  11
Housing Revenue                                             4
University Revenue                                          3
Refunded                                                    2
Pollution Control Revenue                                   1
Other                                                      11
                                                        -----
                                                          100%
                                                        =====



The accompanying notes are an integral part of the financial statements.


67  Limited Volatility Tax Free Fund

Limited Volatility Tax Free Fund

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)                December 31, 1998

Assets
Investments at market (identified cost $124,726)(Note 2)  ...............................................     $ 127,277
Receivables:
 Interest ...............................................................................................         1,886
 Fund shares sold .......................................................................................           160
                                                                                                              ---------

   Total Assets .........................................................................................       129,323

Liabilities
Payables:
 Fund shares redeemed ......................................................................   $     243
 Accrued fees to affiliates (Note 4)  ......................................................          45
 Other accrued expenses ....................................................................          76
                                                                                               ---------

   Total Liabilities ....................................................................................           364
                                                                                                              ---------

Net Assets ..............................................................................................     $ 128,959
                                                                                                              =========

Net Assets consist of:
Accumulated net realized gain (loss)  ...................................................................     $    (996)
Unrealized appreciation (depreciation) on investments ...................................................         2,551
Shares of beneficial interest ...........................................................................            60
Additional paid-in capital ..............................................................................       127,344
                                                                                                              ---------

NET ASSETS ..............................................................................................     $ 128,959
                                                                                                              =========

Net Asset Value, offering and redemption price per share:
 ($128,959,205 divided by 6,028,369 shares of $.01 par value
   shares of beneficial interest outstanding)  ..........................................................     $   21.39
                                                                                                              =========


        The accompanying notes are an integral part of the financial statements.


                                            Limited Volatility Tax Free Fund  68

Limited Volatility Tax Free Fund

Statement of Operations

Amounts in thousands                                           December 31, 1998

Investment Income:
 Interest .............................................................................................   $ 4,899

Expenses (Notes 2 and 4):
 Advisory fees ............................................................................    $   520
 Administrative fees ......................................................................          5
 Custodian fees ...........................................................................         67
 Transfer agent fees ......................................................................         64
 Professional fees ........................................................................         36
 Registration fees ........................................................................         44
 Trustees' fees ...........................................................................          3
 Miscellaneous ............................................................................         41
                                                                                               -------

   Total Expenses .....................................................................................       780
                                                                                                          -------

Net investment income .................................................................................     4,119
                                                                                                          -------

Realized and Unrealized
 Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from investments .............................................................      (141)
Net change in unrealized appreciation or depreciation of investments ..................................     1,153
                                                                                                          -------

Net gain (loss) on investments ........................................................................     1,012
                                                                                                          -------

Net increase (decrease) in net assets resulting from operations .......................................   $ 5,131
                                                                                                          =======


The accompanying notes are an integral part of the financial statements.


69  Limited Volatility Tax Free Fund

Limited Volatility Tax Free Fund

Statement of Changes in Net Assets

Amounts in thousands

                                                                                                          Years Ended December 31,
                                                                                                         1998                1997
                                                                                                       ---------          ---------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income .......................................................................         $   4,119          $   2,885
 Net realized gain (loss)  ...................................................................              (141)               113
 Net change in unrealized appreciation or depreciation .......................................             1,153                530
                                                                                                       ---------          ---------
   Net increase (decrease) in net assets resulting from operations ...........................             5,131              3,528
                                                                                                       ---------          ---------
From Distributions to Shareholders:
 Net investment income .......................................................................            (4,095)            (2,885)
 In excess of net investment income ..........................................................               (59)               (24)
                                                                                                       ---------          ---------
   Total Distributions to Shareholders .......................................................            (4,154)            (2,909)
                                                                                                       ---------          ---------

From Fund Share Transactions:
 Net increase (decrease) in net assets from Fund share transactions (Note 6) .................            44,906             16,113
                                                                                                       ---------          ---------
Total Net Increase (Decrease) in Net Assets ..................................................            45,883             16,732

Net Assets
 Beginning of period .........................................................................            83,076             66,344
                                                                                                       ---------          ---------
 End of period (including accumulated distributions in excess of net investment
   income of $24 at December 31, 1997)  ......................................................         $ 128,959          $  83,076
                                                                                                       =========          =========


        The accompanying notes are an integral part of the financial statements.


                                            Limited Volatility Tax Free Fund  70

Limited Volatility Tax Free Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                 Years Ended December 31,
                                                            ----------------------------------------------------------------
                                                              1998          1997          1996          1995          1994
                                                            --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period ...................    $  21.19      $  21.02      $  21.24      $  20.48      $  21.45
                                                            --------      --------      --------      --------      --------
Income From Investment Operations:
 Net investment income (a) .............................         .81           .84           .85           .81           .86
 Net realized and unrealized gain (loss) on investments          .19           .18          (.21)          .77          (.97)
                                                            --------      --------      --------      --------      --------
   Total Income From Investment Operations .............        1.00          1.02           .64          1.58          (.11)
                                                            --------      --------      --------      --------      --------
Distributions:
 Net investment income .................................        (.79)         (.84)         (.86)         (.82)         (.86)
 In excess of net investment income ....................        (.01)         (.01)           --            --            --
                                                            --------      --------      --------      --------      --------
   Total Distributions .................................        (.80)         (.85)         (.86)         (.82)         (.86)
                                                            --------      --------      --------      --------      --------
Net Asset Value, End of Period .........................    $  21.39      $  21.19      $  21.02      $  21.24      $  20.48
                                                            ========      ========      ========      ========      ========

Total Return (%) .......................................        4.82          4.92          3.07          7.81         (0.54)

Ratios/Supplemental Data:
 Net Assets, end of period ($000 omitted) ..............     128,959        83,076        66,344        63,838        48,975

 Ratios to average net assets (%):
   Operating expenses ..................................         .72           .71           .75           .74           .72
   Net investment income ...............................        3.80          3.99          4.02          3.91          4.14

 Portfolio turnover rate (%) ...........................       74.42         40.79         74.34         73.91         71.71

(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.



71  Limited Volatility Tax Free Fund

EQUITY T FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)



OBJECTIVE: To provide capital growth on an after tax basis by investing principally in equity securities

INVESTS IN: U.S. equity securities.

STRATEGY: The Fund focuses on superior stock selection in a risk-controlled portfolio while minimizing the impact of taxes by explicitly integrating the tax implications of portfolio activities on after-tax returns.

GROWTH OF A $10,000 INVESTMENT

               Dates                Equity T             S&P 500(R) **
            Inception*               $10,000              $10,000
               1996                  $10,642              $10,551
               1997                  $14,019              $14,073
               1998                  $18,516              $18,120
                    ----------------------------------------------

        Total                        $53,177              $52,744

                       YEARLY PERIODS ENDED DECEMBER 31


EQUITY T FUND
PERIODS ENDED   GROWTH OF      TOTAL
  12/31/98       $10,000      RETURN
-----------------------------------------
1 Year           $13,208      32.08%
Inception        $18,516      31.66%(S)


STANDARD & POORS(R) 500 COMPOSITE STOCK PRICE INDEX
  PERIODS ENDED        GROWTH OF            TOTAL
     12/31/98           $10,000             RETURN
--------------------------------------------------------
1 Year                  $12,876             28.76%
Inception               $18,120             30.76%(S)


* The Fund commenced operations on October 7, 1996. Index comparison began November 1, 1996.

** The Standard & Poor's(R) 500 Composite Stock Price Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

(S) Annualized.


73  Equity T Fund

EQUITY T FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)
PERFORMANCE REVIEW

For the year ended December 31, 1998, the Equity T Fund reflected a total return of 32.1% as compared to the S&P 500 Index gain of 28.8%. The Fund exceeded the Index primarily due to its effective security selection. Taxable capital gains were negligible for the year relative to other mutual funds.

PORTFOLIO HIGHLIGHTS

The stock market's performance continued to be dominated by large capitalization stocks over midcap and small cap alternatives. The market's increase was driven by growth-oriented investments, particularly Internet-related companies, which included a broad group of technology stocks.

While the vast majority of growth and income funds lagged the S&P 500 Index for the year, the Equity T Fund benefited from its structured portfolio construction, which limited deviations from the Index, particularly relative to capitalization and economic sectors. The Fund's holdings of Sun Microsystems, Lucent Technologies, and Cisco Systems led overall strong stock performance. The Fund's gain exceeded the average performance of funds in the Lipper(R) Growth & Income Funds peer group by nearly 17 percentage points.

TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)     December 31, 1998

Microsoft Corp.                                3.2%
Philip Morris Cos., Inc.                       2.7
MCI WorldCom, Inc.                             2.6
Intel Corp.                                    2.4
GTE Corp.                                      2.3
Bristol-Myers Squibb Co.                       2.3
Cisco Systems, Inc.                            2.3
International Business Machines Corp.          2.0
Lucent Technologies, Inc.                      1.9
Citigroup, Inc.                                1.8

PORTFOLIO CHARACTERISTICS
                                        December 31, 1998

Current P/E Ratio                           29.2x
Portfolio Price/Book Ratio                  4.24x
Market Capitalization - $-Weighted
 Average                                   79.28 Bil
Number of Holdings                           182

MONEY MANAGER                                     STYLE


J.P. Morgan Investment Management, Inc.      Market-Oriented



Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                               Equity T Fund  74

EQUITY T FUND

STATEMENT OF NET ASSETS


                                                               DECEMBER 31, 1998

                                             MARKET
                                             NUMBER     VALUE
                                               OF       (000)
                                             SHARES       $
                                           --------    --------
COMMON STOCKS - 98.0%
AUTO AND TRANSPORTATION - 2.9%
CNF Transportation, Inc.                     9,000         338
Consolidated Freightways Corp. (a)             250           4
CSX Corp.                                   26,500       1,100
DaimlerChrysler AG (a)                      13,763       1,322
Dana Corp.                                  20,800         850
Eaton Corp.                                 18,200       1,287
Ford Motor Co.                              16,900         992
General Motors Corp.                         4,000         286
Goodyear Tire & Rubber Co.                  10,800         545
Lear Corp. (a)                               4,900         189
Union Pacific Corp.                         45,600       2,054
                                                        ------
                                                         8,967
                                                        ------

CONSUMER DISCRETIONARY - 11.8%
AutoZone, Inc. (a)                          30,200         995
Best Buy Co. (a)                             5,400         331
Browning-Ferris Industries, Inc.            14,500         412
Cendant Corp. (a)                           83,400       1,590
Circuit City Stores, Inc.                   30,700       1,533
Dayton Hudson Corp.                         23,800       1,291
Eastman Kodak Co.                           25,200       1,814
Extended Stay America, Inc. (a)              1,700          18
Federated Department Stores, Inc. (a)       35,100       1,529
Fruit of the Loom, Inc. Class A (a)         38,100         526
Gap, Inc.                                   19,500       1,097
Hasbro, Inc.                                13,900         502
Home Depot, Inc. (The)                      29,000       1,774
International Game Technology               32,800         797
JC Penney & Co., Inc.                          800          38
Kmart Corp. (a)                             17,500         268
Leggett & Platt, Inc.                       31,300         689
Lowe's Cos., Inc.                           20,300       1,039
Mattel, Inc.                                36,400         830
McDonald's Corp.                             9,400         720
Mirage Resorts, Inc. (a)                   149,900       2,239
Sears Roebuck & Co.                         36,100       1,534
Service Corp. International                 72,100       2,744
Starwood Hotels & Resorts
 Worldwide, Inc.                               734          17
Time Warner, Inc.                           33,250       2,064
TJX Cos., Inc.                              63,800       1,850
Wal-Mart Stores, Inc.                       56,000       4,561
Waste Management, Inc.                      59,144       2,759
Whirlpool Corp.                              8,300         460
                                                        ------
                                                        36,021
                                                        ------

CONSUMER STAPLES - 10.3%
Albertson's, Inc.                           11,200         713
American Stores Co.                         22,700         838
Anheuser-Busch Cos., Inc.                    2,700         177
Bestfoods                                    3,800         202
Campbell Soup Co.                           19,000       1,045
Coca-Cola Co. (The)                         58,000       3,879
Corn Products International, Inc.              250           8
Gillette Co.                                 1,400          68
Hannaford Brothers Co.                      20,500       1,087
PepsiCo, Inc.                               62,400       2,555
Philip Morris Cos., Inc.                   154,200       8,250
Procter & Gamble Co.                        35,900       3,279
Ralston-Purina Group                        54,400       1,761
Safeway, Inc. (a)                            4,300         262
Sara Lee Corp.                               3,600         101
Seagram Co., Ltd.                           88,800       3,374
Unilever NV                                 48,500       4,022
                                                        ------
                                                        31,621
                                                        ------

FINANCIAL SERVICES - 15.4%
AEGON NV                                     5,608         686
Allstate Corp.                              46,500       1,796
Ambac Financial Group, Inc.                  4,900         295
American Express Co.                         5,800         593
American International Group, Inc.          20,400       1,971
Associated Banc-Corp.                       11,000         375
Associates First Capital Corp. Class A       4,506         191
Astoria Financial Corp.                     26,685       1,221
BankAmerica Corp.                           73,551       4,422
BankBoston Corp.                               100           4
Bankers Trust New York Corp.                37,100       3,170
Capital One Financial Corp.                    300          35
Charter One Financial, Inc.                 16,500         457
CIT Group, Inc. (The)                       15,300         487
Citigroup, Inc.                            113,217       5,604
Commercial Federal Corp.                     7,500         174
Compass Bancshares, Inc.                    23,200         879
Dime Bancorp, Inc.                          35,700         944
Equifax, Inc.                               19,300         660
Federal National Mortgage Association       37,400       2,768
First Union Corp.                           24,318       1,479
Fremont General Corp.                          800          20
Household International Corp.               34,653       1,373
KeyCorp                                     72,800       2,330
Marsh & McLennan Cos., Inc.                 36,300       2,121
MBIA, Inc.                                  26,400       1,731
Morgan Stanley Dean Witter
 Discover & Co.                             28,840       2,048
Ocwen Financial Corp. (a)                   10,400         128


75  Equity T Fund

EQUITY T FUND

                                                               DECEMBER 31, 1998

                                           MARKET
                                           NUMBER      VALUE
                                             OF        (000)
                                           SHARES        $
                                          --------    --------
Provident Financial Group, Inc.             33,800       1,263
Ryder System, Inc.                           1,500          39
SouthTrust Corp.                            20,200         745
St. Paul Cos., Inc.                         35,900       1,247
TCF Financial Corp.                         48,100       1,163
UNUM Corp.                                  21,400       1,248
Washington Mutual, Inc.                     85,453       3,263
                                                        ------
                                                        46,930
                                                        ------

HEALTH CARE - 10.5%
ALZA Corp. (a)                              53,600       2,801
American Home Products Corp.                51,400       2,894
Amgen, Inc. (a)                              4,000         418
Bausch & Lomb, Inc.                          7,300         438
Bristol-Myers Squibb Co.                    52,800       7,066
Columbia/HCA Healthcare Corp.               29,300         725
Crescendo Pharmaceuticals Corp.
 Class A (a)                                   235           3
Forest Labs, Inc. (a)                       29,800       1,585
Genzyme Corp.  (a)                          39,200       1,948
Genzyme Molecular Oncology (a)               4,235          13
HCR Manor Care, Inc. (a)                    22,800         670
HEALTHSOUTH Corp. (a)                        1,700          26
Humana, Inc. (a)                            10,800         192
Johnson & Johnson                           12,500       1,048
Lilly (Eli) & Co.                           14,200       1,262
MedImmune, Inc. (a)                          2,800         278
Merck & Co., Inc.                           18,000       2,658
Pfizer, Inc.                                20,600       2,584
Schering-Plough Corp.                       20,200       1,116
Tenet Healthcare Corp. (a)                  43,400       1,139
United Healthcare Corp.                     11,000         474
Warner-Lambert Co.                          34,800       2,617
                                                        ------
                                                        31,955
                                                        ------

INTEGRATED OILS - 6.3%
Amoco Corp.                                 25,300       1,493
Atlantic Richfield Co.                      64,500       4,209
Enron Corp.                                  7,800         445
Exxon Corp.                                 36,800       2,691
Lyondell Petrochemical Co.                  65,300       1,175
Mobil Corp.                                 56,100       4,887
Phillips Petroleum Co.                      13,700         584
Royal Dutch Petroleum Co.                   72,500       3,471
Tenneco, Inc.                                8,800         300
                                                        ------
                                                        19,255
                                                        ------

MATERIALS AND PROCESSING - 6.4%
Allegheny Teldyne, Inc.                    130,118       2,659
Dow Chemical Co.                            32,500       2,955
Georgia-Pacific Group                       21,100       1,236
Kimberly-Clark Corp.                        16,200         883
Monsanto Co.                                84,000       3,990
Rohm & Haas Co.                             40,900       1,232
Sherwin-Williams Co.                         4,200         123
Temple-Inland, Inc.                          2,100         125
Tyco International, Ltd.                    64,403       4,859
Unifi, Inc.                                 22,000         430
USEC, Inc.                                  70,500         978
                                                        ------
                                                        19,470
                                                        ------

OTHER ENERGY - 0.8%
El Paso Energy Corp.                        14,900         519
R&B Falcon Corp. (a)                        59,500         454
Schlumberger, Ltd.                           2,800         129
Tosco Corp.                                 33,400         864
Valero Energy Corp.                         22,400         476
                                                        ------
                                                         2,442
                                                        ------

PRODUCER DURABLES - 4.3%
AlliedSignal, Inc.                          77,600       3,439
Boston Scientific Corp. (a)                 37,000         992
Coltec Industries, Inc. (a)                 29,400         573
Deere & Co.                                  4,700         156
General Electric Co.                        50,200       5,124
Grainger (W.W.), Inc.                        9,700         404
Johnson Controls, Inc.                      30,000       1,770
Perkin-Elmer Corp.                           7,200         701
                                                        ------
                                                        13,159
                                                        ------

TECHNOLOGY - 18.1%
America Online, Inc.                         9,100       1,456
Cisco Systems, Inc. (a)                     74,075       6,875
COMPAQ Computer Corp.                       44,600       1,870
Cooper Industries, Inc.                     30,500       1,454
Dell Computer Corp. (a)                     15,200       1,112
EMC Corp. (a)                               38,300       3,256
Harris Corp.                                26,800         982
Intel Corp.                                 62,300       7,384
International Business Machines Corp.       33,800       6,245
Lucent Technologies, Inc.                   53,400       5,874
Microsoft Corp. (a)                         69,800       9,672
Motorola, Inc.                               5,700         348
Oracle Systems Corp. (a)                    32,500       1,402
Sun Microsystems, Inc. (a)                  60,600       5,184
Texas Instruments, Inc.                     24,200       2,070
                                                        ------
                                                        55,184
                                                        ------

                                                               Equity T Fund  76

EQUITY T FUND

                                                               DECEMBER 31, 1998

                                           MARKET
                                           NUMBER      VALUE
                                             OF        (000)
                                           SHARES        $
                                          --------    --------
UTILITIES - 11.2%
Ameritech Corp.                             15,400         976
AT&T Corp.                                  54,400       4,094
Bell Atlantic Corp.                         12,464         661
Central & Southwest Corp.                   30,900         848
Columbia Energy Group                       18,350       1,060
Comcast Corp. Special Class A                4,700         276
Duke Energy Corp.                              521          33
Entergy Corp.                                6,400         199
GTE Corp.                                  109,800       7,136
K N Energy, Inc.                             9,700         353
MCI WorldCom, Inc. (a)                     110,890       7,956
New England Electric System                    500          24
Northern States Power Co.                   57,500       1,596
PP&L Resources, Inc.                        83,000       2,314
SBC Communications, Inc.                    38,300       2,054
Sprint Corp.                                16,300       1,371
Sprint PCS (a)                               8,150         188
Tele-Communications, Inc.
 Class A (a)                                24,586       1,360
Tele-Communications TCI
 Ventures Group Series A (a)                22,628         533
Wisconsin Energy Corp.                      42,500       1,336
                                                       -------
                                                        34,368
                                                       -------

TOTAL COMMON STOCKS
(cost $227,130)                                        299,372
                                                       -------

                                         PRINCIPAL
                                          AMOUNT
                                           (000)
                                             $
                                        -----------
SHORT-TERM INVESTMENTS - 1.9%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                           5,624       5,624
United States Treasury Notes
 6.250% due 03/31/99 (c)                       251         251
                                                       -------
TOTAL SHORT-TERM INVESTMENTS
(cost $5,875)                                            5,875
                                                       -------

TOTAL INVESTMENTS - 99.9%
(identified cost $233,005)(d)                          305,247

OTHER ASSETS AND LIABILITIES,
NET - 0.1%                                                 205
                                                       -------


NET ASSETS - 100.0%                                    305,452
                                                       =======
                                                   UNREALIZED
                                      NUMBER      APPRECIATION
                                        OF        (DEPRECIATION)
                                     CONTRACTS*       (000)
                                   -------------  --------------
FUTURES CONTRACTS
(Notes 2 and 3)

S&P 500 Index
 expiration date 03/99                        12  $          103
                                                  --------------

Total Unrealized Appreciation
 (Depreciation) on Open Futures
 Contracts Purchased (S)                          $          103
                                                  ==============

(S) At December 31, 1998, United States Treasury Notes valued at $251 were held as collateral in connection with futures contracts purchased by the Fund.
(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d) See Note 2 for federal income tax information.
*   Each contract represents $100,000 notional value.


Abbreviations:
NV - Nonvoting


The accompanying notes are an integral part of the financial statements.

77  Equity T Fund

EQUITY T FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per-share amounts)               December 31, 1998

ASSETS
Investments at market (identified cost $233,005)(Note 2)..........    $ 305,247
Receivables:
 Dividends and interest...........................................          419
 Fund shares sold.................................................        2,491
 Daily variation margin on futures contracts (Notes 2 and 3)......           10
Deferred organization expenses (Note 2)...........................           13
Short-term investments held as collateral for securities
loaned, at market (Note 3)........................................        4,656
                                                                      ---------

   Total Assets...................................................      312,836

LIABILITIES
Payables:
 Investments purchased.................................. $   2,283
 Fund shares redeemed...................................        27
 Accrued fees to affiliates (Note 4)....................       229
 Other accrued expenses.................................       189
Payable upon return of securities loaned, at
market (Note 3).........................................     4,656
                                                         ---------

   Total Liabilities..............................................        7,384
                                                                      ---------

NET ASSETS........................................................    $ 305,452
                                                                      =========

NET ASSETS CONSIST OF:
Accumulated distributions in excess of net investment income......    $    (110)
Accumulated net realized gain (loss)..............................         (768)
Unrealized appreciation (depreciation) on:
 Investments......................................................       72,242
 Futures contracts................................................          103
Shares of beneficial interest.....................................          167
Additional paid-in capital........................................      233,818
                                                                      ---------

NET ASSETS........................................................    $ 305,452
                                                                      =========

NET ASSET VALUE, offering and redemption price per share:
 ($305,451,657 divided by 16,728,709 shares of $.01 par value
   shares of beneficial interest outstanding).....................    $   18.26
                                                                      =========


       The accompanying notes are an integral part of the financial statements.

                                                               Equity T Fund  78

EQUITY T FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                Year Ended December 31, 1998

INVESTMENT INCOME:
 Dividends.......................................................      $  2,875
 Dividends from Money Market Fund (Note 5).......................           261
 Interest........................................................            13
                                                                       --------

   Total Investment Income.......................................         3,149

EXPENSES (Notes 2 and 4):
 Advisory fees.........................................  $  1,451
 Administrative fees...................................        12
 Custodian fees .......................................       147
 Transfer agent fees...................................       113
 Professional fees.....................................        31
 Registration fees.....................................       115
 Trustees' fees........................................         4
 Amortization of deferred organization expenses........         5
 Miscellaneous.........................................        69
                                                         --------

   Total Expenses................................................         1,947
                                                                       --------
Net investment income............................................         1,202
                                                                       --------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from:
 Investments...........................................    (1,447)
 Futures contracts.....................................       718          (729)
                                                         --------
Net change in unrealized appreciation or depreciation of:
 Investments...........................................    57,981
 Futures contracts.....................................        72        58,053
                                                         --------      --------

Net gain (loss) on investments...................................        57,324
                                                                       --------

Net increase (decrease) in net assets resulting from operations..      $ 58,526
                                                                       ========

The accompanying notes are an integral part of the financial statements.

79  Equity T Fund

EQUITY T FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                    Years Ended December 31,

                                                           1998          1997
                                                         ---------    ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income................................   $   1,202    $     516
 Net realized gain (loss).............................        (729)          65
 Net change in unrealized appreciation or
 depreciation.........................................      58,053       13,594


   Net increase (decrease) in net assets
   resulting from operations..........................      58,526       14,175

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income................................      (1,222)        (496)
 In excess of net investment income...................        (112)          --
 In excess of net realized gain on investments........         (78)          --
                                                         ---------    ---------

   Total Distributions to Shareholders................      (1,412)        (496)
                                                         ---------    ---------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)..........................     138,603       76,125
                                                         ---------    ---------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS...........     195,717       89,804

NET ASSETS
 Beginning of period..................................     109,735       19,931
                                                         ---------    ---------
 End of period (including accumulated distributions
   in excess of net investment income of $110 and
   undistributed net investment income of $20,
   respectively)......................................   $ 305,452    $ 109,735
                                                         =========    =========

        The accompanying notes are an integral part of the financial statements.

                                                               Equity T Fund  80

EQUITY T FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                 YEARS ENDED DECEMBER 31,
                                                            --------------------------------
                                                              1998        1997        1996*
                                                            --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD..................      $  13.90    $  10.61    $  10.00
                                                            --------    --------    --------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (d)............................           .10         .08         .03
 Net realized and unrealized gain (loss) on
 investments..........................................          4.35        3.28         .61

                                                            --------    --------    --------

   Total Income From Investment Operations............          4.45        3.36         .64
                                                            --------    --------    --------

DISTRIBUTIONS:
 Net investment income................................          (.07)       (.07)       (.03)
 In excess of net investment income...................          (.01)         --          --
 In excess of net realized gain on investments........          (.01)         --          --
                                                            --------    --------    --------

   Total Distributions................................          (.09)       (.07)       (.03)
                                                            --------    --------    --------

NET ASSET VALUE, END OF PERIOD........................      $  18.26    $  13.90    $  10.61
                                                            ========    ========    ========

TOTAL RETURN (%)(a)(c)................................         32.08       31.73        6.10

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted).............       305,452     109,735      19,931

 Ratios to average net assets (%)(b)(c):
   Operating expenses, net............................           .99        1.00        1.00
   Operating expenses, gross..........................           .99        1.08        2.83
   Net investment income..............................           .61         .92        1.62

 Portfolio turnover rate (%)(b).......................         50.59       39.23        8.86


* For the period October 7, 1996 (commencement of operations) to December 31, 1996.
(a)  Periods less than one year are not annualized.
(b) The ratios for the period October 7, 1996 (commencement of operations) to December 31, 1996 are annualized.
(c) Fund performance, operating expenses, and net investment income are reported net of investment management fees paid to the Manager or money managers, but gross of any investment services fees. See Note 4.
(d) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

81  Equity T Fund

MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                               DECEMBER 31, 1998

                                   PRINCIPAL
                                    AMOUNT                       DATE           VALUE
                                     (000)        RATE            OF            (000)
                                       $            %          MATURITY*          $
                                   ---------     --------      -----------     --------
CORPORATE BONDS AND
NOTES - 18.2%
Bank of Nova Scotia
 (MTN)                                11,500      6.375          04/14/99        11,515
BRAVO Trust Series
 1997-I (a)                           20,000      5.398          04/15/99        19,996
Grantor Trust Series
 1996-2 (a)                            8,220      5.675          12/23/06         8,219
Grantor Trust Series
 1997-11 (a)                          41,009      5.344          12/01/04        41,009
Grantor Trust Series
 1998-TG7 (a)                         24,675      5.625          07/01/04        24,675
Lehman Syndicated Loan
 Funding Trust Series
 1998-4                               20,000      5.625          02/16/99        20,000
Morgan (J.P.) & Co.,
 Inc. (MTN)                           15,000      5.750          03/10/99        15,000
Morganite Industries
 Series 1998-A (a)                    50,000      5.630          07/01/18        50,000
Pacific Life Insurance
 Co.                                  25,000      5.248          04/23/99        25,000
Providian Life +
 Health (a)                           25,000      5.697          06/15/99        25,000
SALTS III (Cayman)
 Corp. Series 98-10                   37,000      5.654          06/12/99        37,000
Westpac Banking Corp.                 15,000      5.690          03/29/99        14,998
                                                                           ------------

TOTAL CORPORATE BONDS
AND NOTES (cost
$292,412)                                                                       292,412
                                                                           ------------
EURODOLLAR
CERTIFICATES OF
DEPOSIT - 1.9%
Deutsche Bank                         15,000      6.360          01/07/99        15,000
Deutsche Bank                         15,000      5.390          01/08/99        14,998
                                                                           ------------

TOTAL EURODOLLAR
CERTIFICATES OF
DEPOSIT (cost $29,998)                                                           29,998
                                                                           ------------
YANKEE CERTIFICATES OF
DEPOSIT - 6.6%
Bayerische Landesbank                 25,000      5.088          03/23/99        24,995
Deutsche Bank AG                      30,000      5.700          03/30/99        29,994
Dresdner Bank AG                      40,000      6.000          01/07/99        40,000
National Westminster                  10,000      5.740          04/28/99         9,996
 Bank PLC                                                                  ------------

TOTAL YANKEE
CERTIFICATES OF
DEPOSIT (cost
$104,985)                                                                       104,985
                                                                           ------------
DOMESTIC COMMERCIAL
PAPER - 60.4%
Atlantis One Funding
 Corp.                                20,000      5.420          02/12/99        19,874
Atlantis One Funding
 Corp.                                20,000      5.400          03/25/99        19,751
Atlantis One Funding
 Corp.                                20,000      5.300          04/15/99        19,694
Bank of Nova Scotia                   15,000      5.787          01/04/99        14,993
Bavaria TRR Corp.                     25,000      5.280          01/11/99        24,963
Bavaria TRR Corp.                     30,000      5.580          01/29/99        29,870
Bavaria TRR Corp.                     25,000      5.030          02/04/99        24,892
Centric Capital Corp.                 15,000      5.280          01/22/99        14,954
Centric Capital Corp.                 15,000      5.100          03/25/99        14,824
Certain Funding Corp.                 50,000      5.340          01/15/99        49,896
Certain Funding Corp.                  6,235      5.350          02/10/99         6,198
Certain Funding Corp.                 12,030      5.350          02/19/99        11,942
China Merchants, Inc.                 20,000      5.100          02/19/99        19,861
China Merchants, Inc.                 28,750      5.400          02/25/99        28,513
Chinatex Capitals,
 Inc.                                  7,000      5.210          03/18/99         6,923
KZH-KMS Corp.                         15,000      5.420          01/22/99        14,953
KZH-KMS Corp.                         20,000      5.500          01/28/99        19,918
KZH-KMS Corp.                         20,500      5.400          03/12/99        20,285
Moat Funding, L.L.C.                  20,000      5.400          01/08/99        19,979

83  Money Market Fund

MONEY MARKET FUND

                                                               DECEMBER 31, 1998

                                   PRINCIPAL
                                    AMOUNT                       DATE           VALUE
                                     (000)        RATE            OF            (000)
                                       $            %          MATURITY*          $
                                   ---------     --------      -----------     --------

Moat Funding, L.L.C.                  20,000      5.610          01/26/99        19,922
Park Avenue Rec. Corp.                28,836      5.450          02/10/99        28,661
Park Avenue Rec. Corp.                11,987      5.475          02/10/99        11,914
Park Avenue Rec. Corp.                27,946      5.480          02/12/99        27,767
Power Authority of New
 York Series 4                        35,000      5.230          01/25/99        34,878
Premium Funding Series
 A                                     8,000      5.486          03/19/99         7,906
Special Purpose
 Accounts Receivable
 Co.                                  10,000      5.230          01/28/99         9,961
Special Purpose
 Accounts Receivable
 Co.                                  30,000      5.320          02/12/99        29,814
Special Purpose
 Accounts Receivable
 Co.                                  12,000      5.500          02/19/99        11,910
Special Purpose
 Accounts Receivable
 Co.                                  15,000      5.300          03/05/99        14,861
Stellar Funding Group                 20,000      5.270          01/11/99        19,971
Stellar Funding Group                  4,020      5.270          01/13/99         4,013
Stellar Funding Group                 12,175      5.525          02/10/99        12,100
Stellar Funding Group                  9,641      5.070          03/23/99         9,531
Stellar Funding Group                 18,360      5.070          03/29/99        18,135
Stellar Funding Group                 13,759      5.070          03/31/99        13,586
Thames Asset Global
 Securitization                       25,000      5.420          02/16/99        24,827
Thames Asset Global
 Securitization                       10,000      5.520          02/16/99         9,929
Thames Asset Global
 Securitization                       25,951      5.400          02/22/99        25,749
Three Rivers Funding                  26,148      6.050          01/06/99        26,126
Three Rivers Funding                  15,000      5.420          01/12/99        14,975
Three Rivers Funding                  15,000      5.420          01/15/99        14,968
Three Rivers Funding                  14,540      5.450          01/15/99        14,509
Variable Funding
 Capital Corp.                        25,000      5.280          01/13/99        24,956
Variable Funding
 Capital Corp.                        45,000      5.200          01/21/99        44,870
Westways Funding I
 Ltd.                                 10,000      5.330          01/29/99         9,959
Westways Funding I
 Ltd.                                 23,000      5.500          02/26/99        22,804
Westways Funding I
 Ltd.                                 12,110      5.250          03/02/99        12,004
Westways Funding I
 Ltd.                                 20,000      5.350          03/02/99        19,822
Westways Funding II
 Ltd.                                 25,000      5.650          01/28/99        24,894
Westways Funding II
 Ltd.                                  6,696      5.350          03/03/99         6,635
Westways Funding II
 Ltd.                                 15,000      5.300          03/19/99        14,830
                                                                           ------------
TOTAL DOMESTIC
COMMERCIAL PAPER (cost
$969,070)                                                                       969,070
                                                                           ------------
EURODOLLAR TIME
DEPOSITS - 6.5%
Bank of America                       25,000      8.000          01/04/99        25,000
Bank of Nova Scotia                   34,000      6.375          01/04/99        34,000
Bank of Nova Scotia                   12,000      5.500          01/15/99        12,000
Mellon Bank, N.A.                     33,700      5.500          01/04/99        33,700
                                                                           ------------

TOTAL EURODOLLAR TIME
DEPOSITS (cost
$104,700)                                                                       104,700
                                                                           ------------
UNITED STATES
GOVERNMENT AGENCIES -
1.4%
Aid to Chile
 Guaranteed Note
 (LIBOR Floater)(a)                   11,100      5.281          06/01/05        11,108
Aid to INH Portugal
 Guaranteed Note
 (LIBOR Floater)(a)                   11,875      5.358          12/01/17        12,067
                                                                           ------------
TOTAL UNITED STATES
GOVERNMENT AGENCIES
(cost $23,175)                                                                   23,175
                                                                           ------------
TOTAL INVESTMENTS -
95.0% (amortized cost
$1,524,340)                                                                   1,524,340
                                                                           ------------

                                                           Money Market Fund  84

MONEY MARKET FUND

                                                               DECEMBER 31, 1998

                                                                                VALUE
                                                                                (000)
                                                                                  $
                                                                               --------
REPURCHASE AGREEMENT - 6.6%
Agreement with Lehman Brothers, Inc. and Chase Bank (Tri-Party) of
 $106,486
 acquired December 31, 1998 at 4.850% to be repurchased at
 $106,543 on January 4, 1999, collateralized by: $108,606 United
 States Treasury Obligations and Government Agencies, valued at                    106,486
 $107,936                                                                     ------------

TOTAL REPURCHASE AGREEMENT (identified                                             106,486
cost $106,486)                                                                ------------

TOTAL INVESTMENTS AND REPURCHASE AGREEMENT - 101.6%
(amortized cost $1,630,826)(b)                                                   1,630,826

OTHER ASSETS AND LIABILITIES, NET - (1.6%)                                         (25,800)
                                                                             ------------

NET ASSETS - 100.0%                                                              1,605,026
                                                                              ------------
                                                                              ------------

 * The interest rate for all securities with a maturity greater than thirteen months has an automatic reset feature resulting in an effective maturity of thirteen months or less.
(a) Adjustable or floating rate security.
(b) The identified cost for federal income tax purposes is the same as shown above.


Abbreviations:
LIBOR - London Interbank Offered Rate
MTN - Medium Term Note

The accompanying notes are an integral part of the financial statements.

85  Money Market Fund

MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per-share amounts)               December 31, 1998

ASSETS
Investments at amortized cost which approximates
  market (Note 2)  ...............................................  $ 1,524,340
Repurchase agreements (identified cost $106,486)(Note 2)  ........      106,486
Interest receivable ..............................................        5,673
                                                                    -----------

   Total Assets ..................................................    1,636,499

LIABILITIES
Payables:
 Dividends ..........................................  $     6,299
 Investments purchased ..............................       24,892
 Accrued fees to affiliates (Note 4)  ...............          125
 Other accrued expenses .............................          157
                                                       -----------

   Total Liabilities .............................................       31,473
                                                                    -----------

NET ASSETS .......................................................  $ 1,605,026
                                                                    ===========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)  ............................  $        (3)
Shares of beneficial interest ....................................       16,050
Additional paid-in capital .......................................    1,588,979
                                                                    -----------

NET ASSETS .......................................................  $ 1,605,026
                                                                    ===========

NET ASSET VALUE, offering and redemption price per share:
 ($1,605,026,284 divided by 1,605,029,325 shares of $.01 par
 value shares of beneficial interest outstanding)  ...............  $      1.00
                                                                    ===========

        The accompanying notes are an integral part of the financial statements.

                                                           Money Market Fund  86

MONEY MARKET FUND

STATEMENT OF OPERATIONS

Amounts in thousands                               Year Ended December 31, 1998



INVESTMENT INCOME:
 Interest .........................................................    $ 61,905

EXPENSES (Notes 2 and 4):
 Advisory fees ........................................  $  2,658
 Administrative fees ..................................        60
 Custodian fees .......................................       207
 Transfer agent fees ..................................       138
 Professional fees ....................................        31
 Registration fees ....................................       172
 Trustees' fees .......................................         4
 Miscellaneous ........................................        52
                                                         --------

 Expenses before reductions ...........................     3,322
 Expense reductions (Note 4)  .........................    (1,631)
                                                         --------

   Expenses, net ..................................................       1,691
                                                                       --------

Net investment income .............................................      60,214

REALIZED GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from investments .........................          (3)
                                                                       --------

Net increase in net assets resulting from operations ..............    $ 60,211
                                                                       ========

The accompanying notes are an integral part of the financial statements.

87  Money Market Fund

MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                       YEARS ENDED DECEMBER 31,

                                                         1998          1997
                                                     -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ...........................   $    60,214    $    40,768
 Net realized gain (loss)  .......................            (3)            --
                                                     -----------    -----------
   Net increase in net assets resulting from
   operations ....................................        60,211         40,768
                                                     -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ...........................       (60,214)       (40,768)
                                                     -----------    -----------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)  ....................       678,746        429,351
                                                     -----------    -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......       678,743        429,351

NET ASSETS
 Beginning of period .............................       926,283        496,932
                                                     -----------    -----------

 End of period ...................................   $ 1,605,026    $   926,283
                                                     -----------    -----------

        The accompanying notes are an integral part of the financial statements.

                                                           Money Market Fund  88

MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                         YEARS ENDED DECEMBER 31,
                                                     ------------------------------------------------------------
                                                         1998          1997        1996        1995        1994
                                                     ----------    ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD .............   $   1.0000    $   1.0000  $   1.0000  $   1.0000  $   1.0000
                                                     ----------    ----------  ----------  ----------  ----------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (c) .......................        .0553         .0563       .0549       .0601       .0447
                                                     ----------    ----------  ----------  ----------  ----------

DISTRIBUTIONS:
 Net investment income ...........................       (.0553)       (.0563)     (.0549)     (.0601)     (.0447)
                                                     ----------    ----------  ----------  ----------  ----------

NET ASSET VALUE, END OF PERIOD ...................   $   1.0000    $   1.0000  $   1.0000  $   1.0000  $   1.0000
                                                     ----------    ----------  ----------  ----------  ----------

TOTAL RETURN (%)(a)  .............................         5.69          5.79        5.63        6.19        4.57

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)  .......    1,605,026       926,283     496,932     533,643     502,302


 Ratios to average net assets (%)(a):
   Operating expenses, net (b)  ..................          .16           .08         .05         .06         .05
   Operating expenses, gross (b)  ................          .31           .30         .30         .26         .05
   Net investment income .........................         5.54          5.65        5.49        6.01        4.49


(a) For periods prior to April 1, 1995, fund performance, operating expenses and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment advisory fees. See Note 4.

(b)  See Note 4 for current period amounts.

(c) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

89  Money Market Fund

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                               DECEMBER 31, 1998

                                PRINCIPAL
                                 AMOUNT                        DATE          VALUE
                                  (000)          RATE           OF           (000)
                                    $             %          MATURITY*         $
                                -----------     --------     -----------    --------
UNITED STATES GOVERNMENT
AGENCIES - 90.8%
Aid to Chile Guaranteed
 Note (LIBOR Floater)(a)           5,215          5.281        06/01/05       5,219
Aid to Sri Lanka
 Guaranteed Note (LIBOR
 Floater)(a)                       3,375          5.358        06/15/12       3,406
Federal Agricultural
 Mortgage Corp Discount
 Note.                             5,085          5.050        01/04/99       5,083
Federal Home Loan Bank
 Bonds                            12,725          4.940        10/27/99      12,720
Federal Home Loan
 Mortgage Corp.                   10,000          5.550        04/29/99       9,995
Federal Home Loan
 Mortgage Corp. Discount
 Notes                            10,000          5.110        01/13/99       9,983
Federal Home Loan
 Mortgage Corp. Discount
 Notes                            10,000          4.910        02/11/99       9,944
Federal Home Loan
 Mortgage Corp. Discount
 Notes                            10,000          5.080        02/19/99       9,931
Federal Home Loan
 Mortgage Corp. Discount
 Notes                            10,000          4.900        02/25/99       9,925
Federal Home Loan
 Mortgage Corp. Discount
 Notes                            10,000          4.870        03/05/99       9,915
Federal Home Loan
 Mortgage Corp. Discount
 Notes                             5,350          5.010        03/09/99       5,300
Federal Home Loan
 Mortgage Corp. Discount
 Notes                             8,000          4.950        03/26/99       7,908
Federal Home Loan
 Mortgage Corp.
 Participation
 Certificates                      1,186          6.000        03/15/99       1,186
Federal Home Loan
 Mortgage Corp.
 Participation
 Certificates                        612          5.500        05/01/99         612
Federal National Mortgage
 Association (MTN)                 5,000          5.530        03/11/99       4,999
Federal National Mortgage
 Association (MTN)(a)             12,460          4.696        06/02/99      12,444
Federal National Mortgage
 Association Discount
 Notes                             4,225          5.060        02/16/99       4,198
Federal National Mortgage
 Association Discount
 Notes                             4,000          4.980        03/15/99       3,959
Federal National Mortgage
 Association Discount
 Notes                            10,000          4.960        03/17/99       9,897
New Hampshire Higher
 Education Loan Corp. (c)         11,314          4.950        01/08/99      11,303
Student Loan Marketing
 Association (a)                   1,000          4.848        01/13/99       1,000
Student Loan Marketing
 Association (MTN)(a)              2,000          4.696        07/12/99       1,999
                                                                         ----------
TOTAL UNITED STATES GOVERNMENT AGENCIES                                     150,926
                                                                         ----------
TOTAL INVESTMENTS - 90.8% (amortized cost $150,926)                         150,926
                                                                         ----------
REPURCHASE AGREEMENT - 9.3%
Agreement with Lehman Brothers, Inc. and Chase Bank (Tri-Party) of
 $15,428 acquired December 31, 1998 at 5.25% to be repurchased at
 $15,437 on January 4, 1999, collateralized by: $15,739 United
 States Treasury Obligations and Government Agencies,
 valued at $15,716.                                                          15,428
                                                                         ----------
TOTAL REPURCHASE AGREEMENT (identified cost $15,428)                         15,428
                                                                         ----------
TOTAL INVESTMENTS AND REPURCHASE AGREEMENT - 100.1%
(cost $166,354)(b)                                                          166,354

OTHER ASSETS AND LIABILITIES, NET - (0.1%)                                     (130)
                                                                         ----------
NET ASSETS - 100.0%                                                         166,224
                                                                         ==========


 * The interest rate for all securities with a maturity greater than thirteen months has an automatic reset feature resulting in an effective maturity of thirteen months or less.
(a) Adjustable or floating rate security.
(b) The identified cost for federal income tax purposes is the same as shown above.
(c) Guaranteed by Student Loan Marketing Association.

Abbreviations:
LIBOR - London Interbank Offered Rate
MTN - Medium Term Note



The accompanying notes are an integral part of the financial statements.


91  U.S. Government Money Market Fund

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per-share amounts)                December 31, 1998

ASSETS
Investments at amortized cost which approximates market
  (Note 2)  .........................................................   $150,926
Repurchase agreements (identified cost $15,428)(Note 2)  ............     15,428
Receivables:
 Interest ...........................................................        475
 From Advisor .......................................................         34
                                                                        --------

   Total Assets .....................................................    166,863

LIABILITIES
Payables:
 Dividends ...........................................   $    598
 Accrued fees to affiliates (Note 4)  ................         29
 Other accrued expenses ..............................         12
                                                         --------

   Total Liabilities ................................................        639
                                                                        --------

NET ASSETS ..........................................................   $166,224
                                                                        ========

NET ASSETS CONSIST OF:
Shares of beneficial interest .......................................   $  1,662
Additional paid-in capital ..........................................    164,562
                                                                        --------

NET ASSETS ..........................................................   $166,224
                                                                        ========

NET ASSET VALUE, offering and redemption price per share:
 ($166,224,306 divided by 166,224,056 shares of $.01 par value
   shares of beneficial interest outstanding)  ......................   $   1.00
                                                                        ========

        The accompanying notes are an integral part of the financial statements.

                                           U.S. Government Money Market Fund  92

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF OPERATIONS

Amounts in thousands                               Year Ended December 31, 1998


INVESTMENT INCOME:
 Interest ..........................................................    $ 8,236

EXPENSES (Notes 2 and 4):
 Advisory fees .......................................   $   366
 Administrative fees .................................         7
 Custodian fees ......................................        64
 Transfer agent fees .................................       271
 Professional fees ...................................        15
 Registration fees ...................................        51
 Trustees' fees ......................................         4
 Miscellaneous .......................................        47
                                                         -------

 Expenses before reductions ..........................       825
 Expense reductions (Note 4)  ........................      (345)
                                                         -------

   Expenses, net ...................................................        480
                                                                        -------

Net investment income ..............................................      7,756
                                                                        -------

Net increase in net assets resulting from operations ...............    $ 7,756
                                                                        =======

The accompanying notes are an integral part of the financial statements.

93  U.S. Government Money Market Fund

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                        YEARS ENDED DECEMBER 31,

                                                            1998         1997
                                                         ---------    ---------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ...............................   $   7,756    $  11,788

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ...............................      (7,756)     (11,788)

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)  ........................     (21,188)     (52,313)
                                                         ---------    ---------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ..........     (21,188)     (52,313)

NET ASSETS
 Beginning of period .................................     187,412      239,725
                                                         ---------    ---------

 End of period .......................................   $ 166,224    $ 187,412
                                                         =========    =========

        The accompanying notes are an integral part of the financial statements.

                                           U.S. Government Money Market Fund  94

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                  YEARS ENDED DECEMBER 31,
                                            ------------------------------------------------------------------
                                                1998          1997          1996          1995          1994
                                            ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ....   $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                            ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(b)  ..............        .0520         .0545         .0526         .0580         .0380
                                            ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS:
 Net investment income ..................       (.0520)       (.0545)       (.0526)       (.0580)       (.0380)
                                            ----------    ----------    ----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD ..........   $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                            ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (%) ........................         5.34          5.59          5.40          5.98          3.87

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)      166,224       187,412       239,725       149,941       112,077

 Ratios to average net assets(%):
   Operating expenses, net (a)  .........          .32           .20           .25           .32           .57
   Operating expenses, gross (a)  .......          .55           .41           .50           .51           .57
   Net investment income ................         5.20          5.44          5.27          5.82          3.91


(a)  See Note 4 for current period amounts.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

95  U.S. Government Money Market Fund

TAX FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS
                                                               DECEMBER 31, 1998

                                       PRINCIPAL
                                        AMOUNT                DATE      VALUE
                                         (000)      RATE       OF       (000)
                                           $          %     MATURITY*     $
                                       ---------  --------  ---------   ------
MUNICIPAL BONDS - 103.7%
ALABAMA - 3.8%
Alabama Housing Financing Authority
 Multi-family Housing Residential
 Development, Series B, weekly
 demand                                  1,550      4.050(2) 12/01/14    1,550
Birmingham, Alabama Baptist Medical
 Center Special Care Facilities
 Financing Authority Revenue, Series
 A, weekly demand                        1,480      4.100(2) 09/01/20    1,480
Childersburg, Alabama Industrial
 Development Board Pollution Control
 Revenue                                   245      7.400    11/15/99      254
Mobile, Alabama Industrial
 Development Board Pollution Control
 Revenue, weekly demand                  3,000      4.125(2) 06/01/04    3,000
Tuscaloosa, Alabama Industrial
 Development Revenue                     1,100      4.050    12/01/99    1,100
                                                                         -----
                                                                         7,384
                                                                         -----

ARIZONA - 2.0%
Chandler, Arizona Industrial
 Development Authority Revenue,
 monthly demand                          2,955      3.500(3) 12/15/09    2,955
Greystone Tax Exempt Certificate
 Trust Revenue, Series 1998-1,
 weekly demand (f)                         210      4.130(2) 05/01/28      210
Maricopa County, Arizona Hospital
 Revenue                                    95      7.375    01/01/99       95
Maricopa County, Arizona Industrial
 Development Authority Revenue,
 weekly demand                             550      4.000(2) 10/01/04      550
                                                                         -----
                                                                         3,810
                                                                         -----

COLORADO - 2.6%
Central Platte Valley Metropolitan
 District, Denver County, Colorado
 Special Obligation Revenue,  Series
 98 (a)                                    495      3.550    10/01/99      495
Colorado Housing Financing Authority
 Multi-family Housing Revenue,
 weekly demand                           1,150      3.450(2) 06/01/05    1,150
Colorado Housing Financing Authority
 Multi-family Housing Revenue,
 weekly demand                             600      3.850(2) 05/01/15      600
Colorado Housing Financing Authority
 Multi-family Housing Revenue,
 Series A, weekly demand                   175      4.125(2) 11/01/09      175
Denver, Colorado City and County
 Multi-family Housing Revenue, daily
 demand                                  2,690      5.250(1) 12/01/09    2,690
                                                                         -----
                                                                         5,110
                                                                         -----

DELAWARE - 0.3%
Delaware State Economic Development
 Authority Multi-family Housing
 Revenue, weekly demand                    650      4.250(2) 12/01/15      650

DISTRICT OF COLUMBIA - 0.7%
District of Columbia General
 Obligation, Series B-3, daily
 demand                                    100      5.000(1) 06/01/03      100
District of Columbia Revenue, weekly
 demand                                  1,300      4.150(2) 07/01/22    1,300
                                                                         -----
                                                                         1,400
                                                                         -----

FLORIDA - 7.3%
Boca Raton, Florida Industrial
 Development Authority Revenue,
 Series 84A, weekly demand                 425      4.375(2) 12/01/14      425
Broward County, Florida Housing
 Finance Authority Multi-family
 Housing Revenue, weekly demand            700      4.200(2) 02/01/09      700
Greystone Tax Exempt Certificate
 Trust Revenue, Series 1998-1,
 weekly demand (f)                         319      4.130(2) 05/01/28      319

97 Tax Free Money Market Fund

TAX FREE MONEY MARKET FUND

                                                               DECEMBER 31, 1998

                                       PRINCIPAL
                                        AMOUNT                 DATE     VALUE
                                         (000)       RATE       OF      (000)
                                           $           %     MATURITY*    $
                                       ---------   --------  ---------  ------
Lee County, Florida Industrial
 Development Authority Revenue,
 Series 85, weekly demand                3,575      3.625(2) 04/01/10    3,575
Orange County, Florida Educational
 Facilities Authority Revenue,
 Series 1998, weekly demand              1,600      4.000(2) 05/01/25    1,600
Orange County, Florida Industrial
 Development Authority Revenue,
 monthly demand                            900      3.450(3) 01/01/11      900
Orange County, Florida Industrial
 Development Authority Revenue,
 semiannual demand                       3,055      3.550(5) 10/01/15    3,055
Orange County, Florida Industrial
 Development Authority Revenue,
 Series A, weekly demand                 1,000      4.000(2) 02/01/16    1,000
Orange County, Florida Industrial
 Development Authority Revenue,
 weekly demand                             800      4.000(2) 11/01/12      800
Orange County, Florida Multi-family
 Housing Finance Authority Revenue,
 annual demand                           1,800      3.550(6) 10/01/07    1,800
                                                                        ------
                                                                        14,174
                                                                        ------

GEORGIA - 7.6%
Fulton County, Georgia Development
 Authority Revenue, weekly demand          800      4.000(2) 02/01/16      800
Fulton County, Georgia Development
 Authority Revenue, weekly demand        2,000      4.000(2) 12/01/16    2,000
Georgia State Hospital Financing
 Authority Revenue, daily demand         1,100      5.000(1) 03/01/01    1,100
Greystone Tax Exempt Certificate
 Trust Revenue, Series 1998-1,
 weekly demand (f)                       1,064      4.130(2) 05/01/28    1,064
Gwinnett County, Georgia Development
 Authority Revenue, weekly demand          155      4.000(2) 03/01/17      155
La Grange, Georgia Water & Sewer
 Revenue (pre-refunded 01/01/00)(b)      1,000      7.375    01/01/12    1,060
Marietta, Georgia Housing Authority
 Multi-family Housing Revenue,
 weekly demand                           2,500      3.625(2) 01/01/08    2,500
Monroe County, Georgia Development
 Authority Revenue, weekly demand        2,200      4.000(2) 08/01/18    2,200
Residential Apartments I Portfolio
 CERT Trust 1996, Series A, weekly
 demand (e)                                720      4.050(2) 12/01/02      720
Savannah, Georgia Housing Authority
 Multi-family Housing Revenue,
 Series B, weekly demand                 1,000      4.000(2) 06/15/26    1,000
Smyrna, Georgia Housing Authority
 Multi-family Housing Revenue,
 weekly demand                             700      4.000(2) 06/01/25      700
Thomasville, Georgia Hospital
 Authority Revenue Anticipation
 Certificates, weekly demand             1,500      4.000(2) 11/01/17    1,500
                                                                        ------
                                                                        14,799
                                                                        ------

ILLINOIS - 11.0%
De Kalb, Illinois Industrial
 Development Revenue, Series C,
 weekly demand                             500      4.150(2) 02/01/01      500
East Peoria, Illinois Multi-family
 Housing Revenue, weekly demand          1,810      4.250(2) 06/01/08    1,810
Illinois Development Finance
 Authority Revenue, quarterly demand       700      3.500(4) 08/01/25      700
Illinois Development Finance
 Authority Revenue, weekly demand        2,058      4.150(2) 09/01/26    2,058
Illinois Health Facilities Authority
 Revenue, Series B, weekly demand        5,000      3.400(2) 08/15/22    5,000
Illinois State Certificate of
 Participation, Series A (a)               540      4.900    07/01/99      545
Illinois State Toll Highway
 Authority Highway Priority Revenue,
 Series B, weekly demand (a)             4,000      3.850(2) 01/01/10    4,000
St. Clair County, Illinois
 Industrial Development Board
 Revenue, Series 94, weekly demand       1,000      4.200(2) 10/01/15    1,000
Schaumburg, Illinois General
 Obligation, Series A, weekly demand     2,100      4.150(2) 12/01/20    2,100
Troy Grove, Illinois Revenue, weekly
 demand                                    750      4.570(2) 05/01/10      750


                                                   Tax Free Money Market Fund 98

TAX FREE MONEY MARKET FUND

                                                               DECEMBER 31, 1998

                                       PRINCIPAL
                                        AMOUNT                 DATE     VALUE
                                         (000)       RATE       OF      (000)
                                           $           %     MATURITY*    $
                                       ---------   --------  ---------  ------
Winnebago & Boone Counties, Illinois
 School District Number 205 Tax
 Anticipation Warrants                   3,000      5.400    10/29/99    3,021
                                                                        ------
                                                                        21,484
                                                                        ------

INDIANA - 3.4%
Central High School Building
 Corporation, Indiana First Mortgage
 (a)                                       930      4.250    02/01/99      930
Fort Wayne, Indiana Economic
 Development Revenue, Series 83,
 weekly demand                           1,000      4.125(2) 12/01/03    1,000
Highland, Indiana School Town Tax
 Anticipation Time Warrants              1,100      3.500    06/30/99    1,101
Mishawaka, Indiana Waterworks
 Revenue Bond Anticipation Notes,
 Series A                                2,000      4.200    08/12/99    2,000
Penn Harris Madison, Indiana School
 Corporation                               850      3.350    12/31/99      850
Residential Apartments I Portfolio
 CERT Trust 1996, Series A, weekly
 demand (e)                                740      4.050(2) 12/01/02      740
                                                                        ------
                                                                         6,621
                                                                        ------

IOWA - 1.8%
Residential Apartments I Portfolio
 CERT Trust 1996, Series A, weekly
 demand (e)                                540      4.050(2) 12/01/02      540
Storm Lake, Iowa Private College
 Revenue, weekly demand                  2,900      4.100(2) 12/01/03    2,900
                                                                        ------
                                                                         3,440
                                                                        ------

KANSAS - 0.1%
Greystone Tax Exempt Certificate
 Trust Revenue, Series 1998-1,
 weekly demand (f)                         157      4.130(2) 05/01/28      157
                                                                        ------

KENTUCKY - 1.6%
Elsmere, Kentucky Industrial
 Building Revenue, semiannual demand       555      3.750(5) 02/01/06      555
Jefferson County, Kentucky School
 District Financing Corporation
 School Building Revenue, Series A         475      3.800    02/01/99      475
Kentucky Area Development Districts
 Financing Lease Program Revenue,
 Series E2, monthly demand                 490      4.350(3) 12/01/31      490
Kentucky Development Finance
 Authority Revenue                         845      6.000    11/01/99      864
Louisville, Kentucky Industrial
 Development Revenue, weekly demand        750      4.050(2) 09/01/01      750
                                                                        ------
                                                                         3,134
                                                                        ------

LOUISIANA - 1.5%
New Orleans, Louisiana Industrial
 Development Board Industrial
 Development Revenue, weekly demand      2,100      4.050(2) 03/01/07    2,100
Orleans Parish, Louisiana School
 Board General Obligation (a)              800      7.800    02/01/99      803
                                                                        ------
                                                                         2,903
                                                                        ------

MARYLAND - 4.8%
Anne Arundel County, Maryland
 Industrial Development Revenue,
 Series C, weekly demand                 2,260      4.150(2) 02/01/01    2,260
Maryland State Health & Higher
 Educational Facilities Authority
 Revenue,
 Series B, weekly demand                 4,650      4.150(2) 04/01/35    4,650
Maryland State Health & Higher
 Educational Facilities Authority
 Revenue,
 Series D, weekly demand                 1,700      4.150(2) 07/01/23    1,700


99 Tax Free Money Market Fund

TAX FREE MONEY MARKET FUND

                                                               DECEMBER 31, 1998

                                       PRINCIPAL
                                        AMOUNT                 DATE     VALUE
                                         (000)       RATE       OF      (000)
                                           $           %     MATURITY*    $
                                       ---------   --------  ---------  ------
Montgomery County, Maryland
 Industrial Development Revenue,
 monthly demand                            800      3.500(3) 04/01/14      800
                                                                        ------
                                                                         9,410
                                                                        ------

MASSACHUSSETTS - 1.8%
Brockton, Massachusetts Bond
 Anticipation Notes                      2,000      4.000    05/18/99    2,001
New England Educational Loan
 Marketing Corporation,  Series E        1,500      5.000    07/01/99    1,512
                                                                        ------
                                                                         3,513
                                                                        ------

MICHIGAN - 4.7%
Cedar Springs, Michigan Public
 School District State Anticipation
 Notes                                   1,700      4.500    08/23/99    1,705
Lansing, Michigan Economic
 Development Corporation, semiannual
 demand                                  2,000      3.350(5) 05/01/15    2,000
Livonia, Michigan Economic
 Development Corporation, semiannual
 demand                                    240      3.250(5) 11/15/04      240
McDonald Tax Exempt Mortgage Bond
 Trust, thirteen month demand (d)          143      4.100(7) 01/15/09      143
Meridian, Michigan Economic
 Development, monthly demand               455      3.500(3) 11/15/14      455
Michigan State Job Development
 Authority Revenue, monthly demand       1,300      3.050(3) 11/01/14    1,300
Michigan State Job Development
 Authority Revenue, weekly demand          400      4.000(2) 08/01/15      400
Northville, Michigan Economic
 Development Corporation Limited
 Obligation Revenue, Series P,
 weekly demand                             500      4.125(2) 05/01/14      500
Oakland County, Michigan Economic
 Development Corporation Limited
 Obligation Revenue, semiannual
 demand                                    375      3.700(5) 08/01/15      375
Parchment, Michigan School District
 State Anticipation Notes                1,000      4.250    08/26/99    1,002
Royal Oak, Michigan Hospital Finance
 Authority Hospital Revenue, Series
 J, daily demand                         1,000      5.000(1) 01/01/03    1,000
                                                                        ------
                                                                         9,120
                                                                        ------

MINNESOTA - 5.4%
Burnsville, Minnesota Industrial
 Development Revenue, Series C,
 weekly demand                             350      4.150(2) 02/01/01      350
Capital Realty Investment Tax Exempt
 Fund, Series 96-1, weekly demand        8,335      4.280(2) 12/01/04    8,335
Mendota Heights, Minnesota
 Commercial Development, weekly
 demand                                  1,550      4.200(2) 12/01/15    1,550
Minnesota State Housing Finance
 Agency, Series A                          190      4.400    01/01/99      190
                                                                        ------
                                                                        10,425
                                                                        ------

MISSISSIPPI - 0.2%
DeSoto County, Mississippi
 Industrial Development Revenue,
 weekly demand                             400      4.570(2) 12/01/08      400
                                                                        ------

MISSOURI - 4.9%
Clayton, Missouri Industrial
 Development Authority Revenue,
 weekly demand                           1,000      4.280(2) 01/01/09    1,000
Jackson County, Missouri Industrial
 Development Authority Recreational
 Facilities Revenue, Series A, daily
 demand                                    600      5.250(1) 01/11/16      600
Kansas City, Missouri Industrial
 Development Authority Multi-family
 Housing Revenue, weekly demand          3,900      4.300(2) 10/01/15    3,900
St. Charles County, Missouri
 Industrial Development Authority
 Revenue, weekly demand                  2,300      4.100(2) 12/01/27    2,300
St. Louis, Missouri Industrial
 Development Authority Revenue,
 Series C, weekly demand                   965      4.150(2) 02/01/01      965
St. Louis, Missouri Industrial
 Development Authority Revenue,
 Series C-1                                700      4.400    08/30/99      700
                                                                        ------
                                                                         9,465
                                                                        ------

                                                  Tax Free Money Market Fund 100

TAX FREE MONEY MARKET FUND

                                                               DECEMBER 31, 1998

                                       PRINCIPAL
                                        AMOUNT                 DATE     VALUE
                                         (000)       RATE       OF      (000)
                                           $           %     MATURITY*    $
                                       ---------   --------  ---------  ------
NEBRASKA - 0.1%
Douglas County, Nebraska Data
 Equipment Corporation Equipment
 Revenue                                   275      3.750    11/01/99      275
                                                                        ------

NEW MEXICO - 0.3%
New Mexico Institute of Mining &
 Technology Revenue                        520      3.100    06/01/99      520
                                                                        ------

NEW YORK - 1.0%
New York State Job Development
 Authority Revenue, Series E1 - E55        150      3.150    03/01/99      150
North Hempstead, New York Bond
 Anticipation Notes                      1,800      4.000    07/29/99    1,802
                                                                        ------
                                                                         1,952
                                                                        ------

NORTH CAROLINA - 0.4%
Beaufort County, North Carolina
 Industrial Facility & Pollution
 Control Revenue, Series 85, weekly
 demand                                    300      4.100(2) 12/01/00      300
Durham, North Carolina General
 Obligation                                265      4.800    02/01/99      265
Johnston County, North Carolina
 General Obligation (a)                    275      4.900    05/01/99      277
                                                                        ------
                                                                           842
                                                                        ------

OHIO - 5.7%
Bellevue, Ohio Hospital Facilities
 Revenue, semiannual demand                340      3.650(5) 03/01/17      340
Buckeye, Ohio Tax-Exempt Mortgage
 Bond Trust, semiannual demand             300      4.050(5) 02/01/05      300
Cincinnati & Hamilton County, Ohio
 Port Authority Revenue                    390      3.300    09/01/99      390
Clermont County, Ohio Economic
 Development Revenue, semiannual
 demand                                    400      3.400(5) 12/01/09      400
Clermont County, Ohio Economic
 Development Revenue, semiannual
 demand                                    205      3.400(5) 05/01/12      205
Clermont County, Ohio Hospital
 Facilities Revenue, Series A
 (pre-refunded 09/01/99)(a)(b)             700      7.500    09/01/19      734
Columbus, Ohio Electric System
 Revenue, monthly demand                 1,300      3.300(3) 09/01/09    1,300
Cuyahoga County, Ohio Industrial
 Development Revenue                       160      3.250    06/01/99      160
East Muskingum, Ohio Water Authority
 Water Revenue Bond Anticipation
 Notes                                   2,500      4.320    06/24/99    2,504
Franklin County, Ohio Industrial
 Development Revenue, semiannual
 demand                                    650      3.650(5) 04/01/15      650
Franklin County, Ohio Industrial
 Development Revenue, semiannual
 demand                                    140      3.250(5) 11/01/15      140
Mahoning County, Ohio Industrial
 Development Revenue, Series A,
 weekly demand                               5      4.050(2) 10/01/00        5
Mahoning County, Ohio Industrial
 Development Revenue, Series B,
 weekly demand                              30      4.050(2) 10/01/00       30
McDonald Tax Exempt Mortgage Bond
 Trust, thirteen month demand (d)          669      4.100(7) 01/15/09      669
Ohio State Higher Educational
 Facilities Community College
 Revenue, weekly demand                    585      4.000(2) 09/01/20      585
Scioto County, Ohio Health Care
 Facilities, semiannual demand             670      3.000(5) 12/01/15      670
Stark County, Ohio Health Care
 Facilities, semiannual demand           1,595      3.650(5) 09/15/16    1,595
Trumbull County, Ohio Industrial
 Development Revenue, Series A,
 weekly demand                             445      4.050(2) 04/01/04      445
                                                                        ------
                                                                        11,122
                                                                        ------

OKLAHOMA - 2.7%
Muskogee, Oklahoma Industrial Trust
 Revenue, weekly demand                  1,990      4.150(2) 12/01/15    1,990
Oklahoma State Industrial Authority
 Revenue, Series B                       2,000      3.350    08/15/23    2,000


101 Tax Free Money Market Fund

TAX FREE MONEY MARKET FUND

                                                               DECEMBER 31, 1998

                                       PRINCIPAL
                                        AMOUNT                 DATE     VALUE
                                         (000)       RATE       OF      (000)
                                           $           %     MATURITY*    $
                                       ---------   --------  ---------  ------
Tulsa County, Oklahoma Industrial
 Authority Health Care Revenue,
 semiannual demand                       1,250      3.200(5)  12/15/08    1,250
                                                                        -------
                                                                          5,240
                                                                        -------

OREGON - 1.0%
Hillsboro, Oregon Graduate Institute                                      1,850
 Revenue, weekly demand                  1,850      4.100(2)  08/01/11  -------

PENNSYLVANIA - 2.9%
Berks County, Pennsylvania
 Industrial Development Authority,
 weekly demand                           1,250      4.125(2)  12/01/04    1,250
Commonwealth Tax-Exempt Mortgage
 Bond Trust, semiannual demand             305      3.250(5)  11/01/05      305
Delaware County, Pennsylvania
 Industrial Development Authority
 Pollution Control Revenue, Series
 95, daily demand                        1,000      5.000(1)  10/01/19    1,000
Erie, Pennsylvania Higher Education
 Building Authority College Revenue,
 Series A (pre-refunded 6/01/99)(b)      1,000      8.500     06/01/15    1,038
Lebanon County, Pennsylvania Health
 Facilities Authority Health Center
 Revenue, weekly demand                    200      4.100(2)  12/01/23      200
 McDonald Tax Exempt Mortgage Bond
 Trust, thirteen month demand (d)          143      4.100(7)  01/15/09      143
Montgomery County, Pennsylvania
 Industrial Development Authority
 Revenue, weekly demand                    800      4.050(2)  04/01/04      800
Northampton County, Pennsylvania
 Higher Education Authority Revenue
 (pre-refunded 11/15/99)(a)(b)             860      7.100     11/15/09      905
                                                                         ------
                                                                          5,641
                                                                         ------

RHODE ISLAND - 1.0%
Cranston, Rhode Island Bond
 Anticipation Notes                      2,000      4.500     06/28/99    2,007
                                                                         ------
SOUTH CAROLINA - 0.3%
South Carolina State Public Service
 Authority Revenue, Series B (a)           205      5.000     01/01/99      205
Spartanburg, South Carolina
 Sanitation Sewer District                 300      5.000     03/01/99      300
                                                                         ------
                                                                            505
                                                                         ------

SOUTH DAKOTA - 0.8%
Sioux Falls, South Dakota Industrial
 Development Revenue, weekly demand      1,620      3.850(2)  06/01/06    1,620
                                                                         ------

TENNESSEE - 2.8%
Franklin County, Tennessee Health &
 Educational Facilities Revenue,
 monthly demand                          1,610      3.650(3)  09/01/10    1,610
Greystone Tax Exempt Certificate
 Trust Revenue, Series 1998-1,
 weekly demand (f)                       1,190      4.130(2)  05/01/28    1,190
Knox County, Tennessee Industrial
 Development Revenue, monthly demand
 (a)                                     2,700      3.550(3)  12/01/14    2,700
                                                                         ------
                                                                          5,500
                                                                         ------
TEXAS - 2.3%
Abilene, Texas Independent School
 District (pre-refunded 02/15/99)(b)       500      6.400     02/15/02      502
Harlingen, Texas Construction
 Independent School District General
 Obligation (pre-refunded
 08/15/99)(b)                              300      6.750     08/15/04      306
Harris County, Texas Health
 Facilities Development Corporation
 Revenue,
 Series A, weekly demand                   200      4.150(2)  11/01/25      200
Houston, Texas Hotel Occupancy
 Revenue, Series A (a)                     500      7.000     07/01/99      509
Hurst, Euless & Bedford, Texas
 Independent School District General
 Obligation, Series 1991
 (pre-refunded 08/15/99)(b)                620      6.500     08/15/04      645


                                                  Tax Free Money Market Fund 102

TAX FREE MONEY MARKET FUND

                                                               DECEMBER 31, 1998

                                       PRINCIPAL
                                        AMOUNT                 DATE     VALUE
                                         (000)       RATE       OF      (000)
                                           $           %     MATURITY*    $
                                       ---------   --------  ---------  ------
North Richland Hills, Texas
 Waterworks & Sewer Certificates of
 Participation                             500      5.125     02/15/99     501
San Antonio, Texas Electric & Gas
 Revenue, Series B,
 (pre-refunded 02/01/99)(b)              1,000      5.000     02/01/16   1,016
Spring Branch, Texas Independent
 School District General Obligation        705      6.250     02/15/99     708
                                                                        ------
                                                                         4,387
                                                                        ------

UTAH - 2.3%
West Valley City, Utah Industrial
 Development Revenue, daily demand       4,550     5.100(1)  11/01/11    4,550
                                                                        ------
VIRGINIA - 3.1%
Greystone Tax Exempt Certificate
 Trust Revenue, Series 1998-1,
 weekly demand (f)                         560     4.130(2)  05/01/28      560
Harrisonburg, Virginia Redevelopment
 & Housing Authority Multi-family
 Housing Revenue, annual demand          1,000     3.750(6)  02/01/26    1,000
Harrisonburg, Virginia Redevelopment
 & Housing Authority Multi-family
 Housing Revenue, Series A, annual
 demand                                  3,495     3.750(6)  02/01/26    3,495
Norfolk, Virginia Industrial
 Development Authority Revenue,
 weekly demand                           1,075     4.125(2)  03/01/16    1,075
                                                                        ------
                                                                         6,130
                                                                        ------

WASHINGTON - 3.1%
Chelan-Douglas, Washington Public
 Transportation (a)                        315     3.850     05/01/99      315
King County, Washington School
 District Number 403 Renton General
 Obligation                                765     4.000     06/01/99      768
King County, Washington School
 District Number 403 Renton General
 Obligation                                680     4.000     12/01/99      685
Washington State Housing Finance
 Commission Nonprofit Housing
 Revenue, daily demand                   2,200     5.150(1)  01/21/01    2,200
Washington State Housing Finance
 Commission Nonprofit Housing
 Revenue, daily demand                     200     4.800(1)  01/01/07      200
Washington State Housing Finance
 Commission Nonprofit Housing
 Revenue, weekly demand                    725     3.900(2)  07/01/11      725
Washington State Public Power Supply
 System Nuclear Project Number 1
 Revenue, Series B (pre-refunded
 01/01/00)(b)                            1,000     7.250     07/01/03    1,059
                                                                       -------
                                                                         5,952
                                                                       -------

WEST VIRGINIA - 1.1%
Marshall County, West Virginia
 Pollution Control Revenue, weekly
 demand                                  1,000     4.250(2)  03/01/26    1,000
West Virginia State Hospital Finance
 Authority Hospital Revenue, weekly
 demand                                  1,100     4.050(2)  10/01/10    1,100
                                                                        ------
                                                                         2,100
                                                                        ------

WISCONSIN - 6.8%
Fall Creek, Wisconsin School
 District Tax & Revenue Anticipation
 Notes                                     890     3.810     09/30/99      890
Hartford, Wisconsin Joint School
 District Number 1, Tax & Revenue
 Anticipation Promissory Notes           1,000     3.530     10/29/99    1,001
Minocqua, Hazelhurst and Lake
 Tomahawk, Wisconsin Joint School
 District Number 1, Tax & Revenue
 Anticipation Promisory Notes              850     3.820     08/31/99      850
Richfield, Wisconsin Joint School
 District Number 1, Tax & Revenue
 Anticipation Promissory Notes             400     3.680     10/29/99      400
Wisconsin School District Temporary
 Borrowing Program Certificate of
 Participation, Series B2                1,000     3.900     10/08/99    1,000
Wisconsin State Health & Educational
 Facilities Authority Revenue, daily
 demand                                  7,100     5.150(1)  11/01/17    7,100


103 Tax Free Money Market Fund

TAX FREE MONEY MARKET FUND

                                                               DECEMBER 31, 1998

                                       PRINCIPAL
                                        AMOUNT                 DATE     VALUE
                                         (000)       RATE       OF      (000)
                                           $           %     MATURITY*    $
                                       ---------   --------  ---------  ------
Wittenberg-Birnamwood, Wisconsin
 School District Tax & Revenue
 Anticipation Promissory Note            2,000      3.920    09/30/99    2,001
                                                                        ------
                                                                        13,242
                                                                        ------

WYOMING - 0.5%
Lincoln County, Wyoming School
 District Number 002 Grant
 Anticipation Warrants                   1,000      4.000    06/30/99    1,000
                                                                        ------

TOTAL INVESTMENTS - 103.7%
(amortized cost $201,834)(c)                                           201,834

OTHER ASSETS AND LIABILITIES, NET -                                     (7,171)
(3.7)%                                                                 -------

NET ASSETS - 100.0%                                                    194,663
                                                                       =======


(a) Bond is insured by AMBAC, FGIC, or MBIA.
(b) Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(c) The cost for federal income tax purposes is the same as shown above.
(d) Multi-State bond issue including Michigan, Ohio, and Pennsylvania.
(e) Multi-State bond issue including Georgia, Indiana, and Iowa.
(f) Multi-State bond issue including Arizona, Florida, Georgia, Kansas, Tennessee, and Virginia.


* All securities with a maturity date greater than thirteen months have a demand feature, or an optional or mandatory put, or are pre-refunded, resulting in an effective maturity of thirteen months or less.
  Variable Rate:
  (1) Daily
  (2) Weekly
  (3) Monthly
  (4) Quarterly
  (5) Semiannual
  (6) Annual
  (7) Thirteen-month

        The accompanying notes are an integral part of the financial statements.

                                                  Tax Free Money Market Fund 104

TAX FREE MONEY MARKET FUND

                                                               DECEMBER 31, 1998


QUALITY RATINGS AS A % OF MARKET VALUE++ (Unaudited)

VMIG1 or SP-1                                              93%
P1                                                          7
                                                 ------------
                                                          100%
                                                 ============

ECONOMIC SECTOR EMPHASIS AS A % OF MARKET VALUE (Unaudited)

General Obligation                                         24%
Industrial Revenue Bonds                                   22
Education Revenue                                          21
Housing Revenue                                            19
Healthcare Revenue                                          9
Pollution Control Revenue                                   3
Utility Revenue                                             2
                                                  -----------
                                                          100%
                                                  ===========


++ VMIG1: The highest short-term municipal note credit rating given by Moody's
          Investors Services to notes with a demand feature which are of the "best quality."
   SP-1: The highest short-term municipal note credit rating given by Standard & Poor's Corporation to notes with a "very strong or strong capacity to pay principal and interest."
   P1: The highest tax-exempt commercial paper rating given by Moody's Investors Services to commercial paper with a "superior capacity for repayment."


The accompanying notes are an integral part of the financial statements.

105 Tax Free Money Market Fund

TAX FREE MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per-share amounts)                December 31, 1998

ASSETS
Investments at amortized cost which approximates
  market (Note 2)  ...............................................    $ 201,834
Receivables:
 Interest ........................................................        1,655
 Investments sold ................................................        4,995
                                                                      ---------

   Total Assets ..................................................      208,484

LIABILITIES
Payables:
 Dividends ...........................................  $     497
 Investments purchased ...............................     13,139
 Accrued fees to affiliates (Note 4)  ................         66
 Other accrued expenses ..............................        119
                                                        ---------

   Total Liabilities .............................................       13,821
                                                                      ---------

NET ASSETS .......................................................    $ 194,663
                                                                      ---------

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)  ............................    $      (5)
Shares of beneficial interest ....................................        1,947
Additional paid-in capital .......................................      192,721
                                                                      ---------

NET ASSETS .......................................................    $ 194,663
                                                                      ---------

NET ASSET VALUE, offering and redemption price per share:
 ($194,662,708 divided by 194,667,896 shares of $.01 par value
   shares of beneficial interest outstanding)  ...................    $    1.00
                                                                      ---------

        The accompanying notes are an integral part of the financial statements.

                                                 Tax Free Money Market Fund  106

TAX FREE MONEY MARKET FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                Year Ended December 31, 1998



INVESTMENT INCOME:
 Interest ..........................................................    $ 6,237

EXPENSES (Notes 2 and 4):
 Advisory fees .......................................   $   421
 Administrative fees .................................         9
 Custodian fees ......................................        74
 Transfer agent fees .................................       105
 Professional fees ...................................        20
 Registration fees ...................................        66
 Trustees' fees ......................................         4
 Miscellaneous .......................................        56
                                                         -------

 Expenses before reductions ..........................       755
 Expense reductions (Note 4)  ........................      (172)
                                                         -------

   Expenses, net ...................................................        583
                                                                        -------

Net investment income ..............................................      5,654

REALIZED GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from investments ..........................         (5)
                                                                        -------

Net increase in net assets resulting from operations ...............    $ 5,649
                                                                        -------

The accompanying notes are an integral part of the financial statements.

107  Tax Free Money Market Fund

TAX FREE MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                       YEARS ENDED DECEMBER 31,


                                                            1998         1997
                                                         ---------    ---------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ...............................   $   5,654    $   3,793
 Net realized gain (loss)  ...........................          (5)          --
                                                         ---------    ---------

   Net increase in net assets resulting from
   operations ........................................       5,649        3,793
                                                         ---------    ---------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ...............................      (5,654)      (3,793)
                                                         ---------    ---------

FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund
 share transactions (Note 6)  ........................      63,943       28,518
                                                         ---------    ---------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ..........      63,938       28,518

NET ASSETS
 Beginning of period .................................     130,725      102,207
                                                         ---------    ---------

 End of period .......................................   $ 194,663    $ 130,725
                                                         ---------    ---------

        The accompanying notes are an integral part of the financial statements.

                                                 Tax Free Money Market Fund  108

TAX FREE MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                          YEARS ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------------
                                                       1998           1997           1996           1995          1994
                                                   -----------    -----------    -----------    -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $    1.0000    $    1.0000    $    1.0000    $    1.0000   $    1.0000
                                                   -----------    -----------    -----------    -----------   -----------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(b)  .....................         .0331          .0355          .0329          .0370         .0279
                                                   -----------    -----------    -----------    -----------   -----------

DISTRIBUTIONS:
 Net investment income .........................        (.0331)        (.0355)        (.0329)        (.0370)       (.0279)
                                                   -----------    -----------    -----------    -----------   -----------

NET ASSET VALUE, END OF PERIOD .................   $    1.0000    $    1.0000    $    1.0000    $    1.0000   $    1.0000
                                                   -----------    -----------    -----------    -----------   -----------

TOTAL RETURN (%) ...............................          3.36           3.61           3.35           3.76          2.83

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted) ......       194,663        130,725        102,207         78,000       100,819


 Ratios to average net assets(%):
   Operating expenses, net (a)  ................           .34            .28            .42            .48           .40
   Operating expenses, gross (a)  ..............           .44            .38            .42            .48           .40
   Net investment income .......................          3.29           3.55           3.28           3.69          2.84


(a)  See Note 4 for current period amounts.

(b) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

109  Tax Free Money Market Fund

FRANK RUSSELL INVESTMENT COMPANY SPECIALTY FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

1. ORGANIZATION
 Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 28 different investment portfolios, referred to as "Funds." These financial statements report on nine Funds, each of which has distinct investment objectives and strategies. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

 At its meeting on April 27, 1998, the Investment Company's Board of Trustees approved a plan to rename the "Limited Volatility Tax Free Fund" the "Tax Exempt Bond Fund." The change was approved by the shareholders at a meeting on November 19, 1998 and becomes effective January 15, 1999. Also, in an effort to meet the best interest of shareholders of the Volatility Constrained Bond Fund (part of the series of the Investment Company not presented herein) and the Fixed Income II Fund, the Investment Company's Board of Trustees approved a plan of reorganization for the merger of the two Funds. The newly formed Fund will be the Short-Term Bond Fund. The merger was approved by the shareholders at a meeting on November 19, 1998. The effective date for the merger is expected to be February 26, 1999.

 Effective May 18, 1998, pursuant to approval of the Investment Company's Board of Trustees, Class C shares were renamed Class E shares. As of July 8, 1996, the Real Estate Securities, Emerging Markets Funds and Special Growth have available Class S and Class E shares. Each Class has equal rights as to assets and voting privileges. Investment income, realized and unrealized gains and losses and fund level expenses of a Fund are allocated on a pro rata basis to each Class, based on relative net assets of each Class to the total net assets of a Fund. Certain expenses may also be charged to an individual Class for services or fees that relate specifically to that particular Class. Class E shares are charged a shareholder servicing fee of 0.25% of average daily net assets. Class S shares which are reported herein are charged no such fees. Prior to May 18, 1998 Class E shares were charged a 12b-1 distribution fee and a shareholder servicing fee of 0.40% and 0.25% of average net assets, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES
 The Funds' financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

 SECURITY VALUATION: United States equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed-income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

 International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

 The Money Market, U.S. Government Money Market and the Tax Free Money Market Funds' portfolio investments are valued on the basis of "amortized cost," a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount/premium is assumed. All three Funds utilize the amortized cost valuation method in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended. Short-term investments maturing within 60 days of the valuation date held by Funds other than the Money Market, U.S. Government Money Market and Tax Free Money Market Funds are also valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value.

 Municipal investments of the Limited Volatility Tax Free Fund are appraised or priced by an independent pricing source, approved by the Board of Trustees, which utilizes information with respect to bond transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities.

                                              Notes to Financial Statements  110

FRANK RUSSELL INVESTMENT COMPANY SPECIALTY FUNDS

December 31, 1998

 The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

 INVESTMENT TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within a particular fund. The Funds, except Limited Volatility Tax Free, Tax Free Money Market, U.S. Government Money Market, and Money Market Funds may lend portfolio securities as approved by the Board of Trustees on April 27, 1998.

 INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions from Real Estate Investment Trusts ("REIT's") owned by the Real Estate Securities Fund may have as their components dividend income, capital gains and/or returns of capital. Distributions that are deemed to be capital gains or returns of capital by the trusts are treated by the Fund, respectively, as realized capital gains or an adjustment to its cost of the investment. The exact amount to be adjusted can be ascertained only at the end of each REIT's fiscal year when finally determined and reported by the various trusts.

 AMORTIZATION AND ACCRETION: All premiums and discounts, including original issue discounts, for the Funds are amortized/ accreted for both tax and financial reporting purposes.

 FEDERAL INCOME TAXES: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

 It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal income tax provision was required for the Funds. From November 1, 1998 to December 31, 1998, the Real Estate Securities Fund, Emerging Markets Fund, Special Growth Fund, Fixed II Fund, Money Market Fund, U.S. Government Money Market Fund and Tax Free Money Market Fund incurred net realized capital losses of $2,518,944, $14,723,700, $157,599, $5,555, $5,784, $545 and $884, respectively. As permitted by tax regulations, these Funds intend to elect to defer these losses and treat them as arising in the year ending December 31, 1999.

 At December 31, 1998, certain Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                                     12/31/99      12/31/02     12/31/03      12/31/04      12/31/05      12/31/06       TOTALS
                                    ---------    ----------    ----------    ----------      --------   -----------   -----------
 Real Estate Securities             $    --      $     --      $     --      $     --        $   --     $ 2,693,062   $ 2,693,062
 Emerging Markets                        --            --       2,887,175       348,806          --      56,335,864    59,571,845
 Equity T                                --            --            --            --            --         655,772       655,772
 Fixed II                                --       3,290,212       698,949     1,746,912       574,853          --       6,310,926
 Limited Volatility Tax               383,404       345,504       110,634        15,075          --         141,152       995,769
 Free
 Money Market                            --            --          41,009           814          --           3,245        45,068
 U.S. Government Money                   --           1,309         4,913         3,331         1,570           762        11,885
 Market
 Tax Free Money Market                   --            --            --            --           1,583         4,102         5,685

 The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes for certain Funds as of December 31, 1998 were as follows:

                                                                                                    NET
                                                             GROSS                GROSS          UNREALIZED
                                       FEDERAL TAX         UNREALIZED          UNREALIZED       APPRECIATION
                                           COST           APPRECIATION       (DEPRECIATION)    (DEPRECIATION)
                                       ------------       --------------     --------------    --------------
  Real Estate Securities               $578,293,067       $ 32,715,756        $(42,277,755)       (9,561,999)
  Emerging Markets                      349,508,556         27,102,958         (85,696,153)      (58,593,195)
  Special Growth                        519,394,094        117,066,971         (33,604,005)       83,462,966
  Equity T                              233,088,633         76,321,558          (4,163,329)       72,158,229
  Limited Volatility Tax Free           124,725,548          2,565,276             (13,887)        2,551,389
  Fixed II                              257,712,043          1,010,170            (621,406)          388,764

111  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY SPECIALTY FUNDS

December 31, 1998

 REDEMPTION FEES: In general, shares of the Equity T Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders of the Fund, a redemption fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is included in additional paid-in capital in the accompanying Statement of Assets and Liabilities.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: For all Funds, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid monthly for the Limited Volatility Tax Free Fund; quarterly for the Real Estate Securities Fund and annually for the Equity T and Emerging Markets Funds. The Money Market, U.S. Government Money Market and Tax Free Money Market Funds declare and record dividends daily and pay them monthly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

 The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, and certain securities sold at a loss. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

 The following reclassifications have been made to reflect activity for the year ended December 31, 1998:

                                        UNDISTRIBUTED    ACCUMULATED
                                        NET INVESTMENT   NET REALIZED      ADDITIONAL
                                            INCOME       GAIN (LOSS)     PAID-IN CAPITAL
                                        --------------   ------------    ---------------
  Real Estate Securities                   $   8,998       $  (8,998)        $    --
  Emerging Markets                          (221,372)        221,372              --
  Equity T                                     2,225            --              (2,225)
  Limited Volatility Tax
  Free                                        58,808          17,292           (76,100)
  Fixed II                                   (24,077)         24,077              --
  Special Growth                              89,115         258,367          (347,482)


 EXPENSES: The Funds, and when appropriate each Class, will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Advisor"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed are allocated among all Funds principally based on their relative net assets. In addition, Class E shares will pay shareholder servicing fees along with other expenses that may be attributable to that Class. Prior to May 18, 1998, Class E shares paid a 12b-1 distribution fee.

 DEFERRED ORGANIZATION EXPENSES: Organization and initial registration costs of the Equity T Fund have been deferred and are being amortized over 60 months on a straight-line basis.

 REPURCHASE AGREEMENTS: The Funds may engage in repurchase agreements with several financial institutions whereby a Fund, through its custodian, receives delivery of underlying securities as collateral. Each Fund's money manager will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fedwire closing time remains at least equal to 102% of the repurchase price. The money manager will notify the Seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%.

 FOREIGN CURRENCY TRANSLATIONS: The books and records of the Emerging Markets Fund are maintained in U.S. dollars. Foreign currency amounts and transactions of the Fund are translated into U.S. dollars on the following basis:

 (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

 (b) Outstanding purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

                                              Notes to Financial Statements  112

FRANK RUSSELL INVESTMENT COMPANY SPECIALTY FUNDS

December 31, 1998

 Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at period-end, as a result of changes in the exchange rates.

 It is not practical to isolate that portion of the results of operations of the Emerging Markets Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

 DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, certain Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

 Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

 FOREIGN CURRENCY EXCHANGE CONTRACTS: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Emerging Markets Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Emerging Markets Fund may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of its contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 1998, are presented on the Statement of Net Assets for the Fund.

 INVESTMENT IN EMERGING MARKETS: Investing in emerging markets may involve special risks and considerations for the Emerging Markets Fund not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

 FUTURES CONTRACTS: The Equity T Fund utilizes futures to equitize liquidity reserve balances. The face or contract amounts of these instruments reflect the extent of the Fund's exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in the initial settlement values of futures contracts are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

113  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY SPECIALTY FUNDS

December 31, 1998

3. INVESTMENT TRANSACTIONS
 SECURITIES: During the year ended December 31, 1998, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

                                 PURCHASES       SALES                                       PURCHASES       SALES
                                ------------  ------------                                  ------------  -----------
 Real Estate Securities         $345,992,091  $247,025,225    Fixed II                      $ 97,996,439  $89,451,042
 Emerging Markets                265,960,924   184,852,774    Equity T                       237,415,177   97,133,405
 Special Growth                  791,415,923   755,508,526    Limited Volatility Tax Free    123,290,578   78,122,598

 Fixed II purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were $229,766,606 and $211,052,468.

 Money Market purchases, sales and maturities of securities (excluding U.S. Government and Agency obligations and repurchase agreements) were $14,855,684,377, $203,864,021 and $14,073,847,921 respectively. Purchases, sales and maturities of U.S. Government and Agency obligations (excluding repurchase agreements) were $10,001,900, $6,873,402 and $10,000,000.

 U.S. Government Money Market purchases, sales and maturities of U.S. Government and Agency obligations (excluding repurchase agreements) were $519,927,556, $27,060,027 and $514,510,706, respectively.

 Tax Free Money Market purchases, sales and maturities of short-term tax-exempt obligations were $541,387,951, $439,228,643 and $37,823,998, respectively.

 FUTURES CONTRACTS: Fund transactions in written options and futures contracts for the year ended December 31, 1998 were as follows:

 EQUITY T                                                  FUTURES CONTRACTS
                                                                       AGGREGATE
                                                       NUMBER OF     FACE VALUE OF
                                                       CONTRACTS     CONTRACTS (1)
                                                      ----------     -------------
  Outstanding December 31, 1997                            10         $  2,416,750
  Opened                                                  128           34,317,075
  Closed                                                 (126)         (33,099,995)
                                                         ----         ------------
  Outstanding December 31, 1998                            12         $  3,633,830
                                                         ====         ============

 SPECIAL GROWTH                                            FUTURES CONTRACTS
                                                                       AGGREGATE
                                                       NUMBER OF     FACE VALUE OF
                                                       CONTRACTS     CONTRACTS (1)
                                                      ----------     -------------
  Outstanding December 31, 1997                           209        $  36,950,817
  Opened                                                1,082          241,619,878
  Closed                                               (1,149)        (244,689,702)
                                                       ------        -------------
  Outstanding December 31, 1998                           142        $  33,880,993
                                                       ======        =============


 (1) The aggregate face value of contracts is computed on the date each contract was opened.

 SECURITIES LENDING: Effective April 27, 1998, the Investment Company resumed its securities lending program. The program allows each Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by Morgan Stanley Trust Company ("MSTC") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities-lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

                                              Notes to Financial Statements  114

FRANK RUSSELL INVESTMENT COMPANY SPECIALTY FUNDS

December 31, 1998

 Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and MSTC and is included as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and MSTC and are included as interest income for the Fund. All collateral received will be in an amount at least equal to 100% (for fixed income securities), 102% (for loans of U.S. equity securities) or 105% (for non-U.S. equity securities) of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than the above respective percentages of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of December 31, 1998, the value of outstanding securities on loan and the value of collateral amounted to as follows:

                                 VALUE OF                                 VALUE OF
                              SECURITIES ON    VALUE OF                SECURITIES ON     VALUE OF
                                   LOAN       COLLATERAL                    LOAN        COLLATERAL
                              -------------   ------------             -------------    -----------
 Real Estate Securities        $ 6,899,625    $ 7,029,000    Fixed II    $25,091,201    $25,252,969
 Emerging Markets               12,445,721     12,427,034    Equity T      4,526,969      4,656,000
 Special Growth                 38,737,659     38,853,247


4. RELATED PARTIES
 ADVISOR: FRIMCo operates and administers all of the Funds which comprise the Investment Company, and advises the Money Market and U.S. Government Money Market Funds. FRIMCo is a wholly owned subsidiary of Frank Russell Company, a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Frank Russell Company researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

 For the year ended December 31, 1998, the advisory fee paid to FRIMCo, for the Funds listed below, in accordance with the Investment Company's Advisory Agreement with that firm, amounted to $21,664,788 before waivers. Such fee is payable monthly and is equal to the annual rate, by Fund, shown in the table below, of the average daily net assets of the applicable Fund. Effective December 1, 1998, the advisory fee annual rates were reduced by the Administrator fee of .05%, the new rates are:

                              ANNUAL RATE                                       ANNUAL RATE
                              -----------                                       -----------
  Real Estate Securities          0.80%          Limited Volatility Tax Free        0.30%
  Emerging Markets                1.15           Money Market                       0.20
  Special Growth                  0.90           Tax Free Money Market              0.20
  Fixed II                        0.45           U.S. Government Money Market       0.20
  Equity T                        0.70

 The Advisor contract also provides that if any Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Advisor on an annual basis, such excess will be paid by FRIMCo.

 The Advisor has voluntarily agreed to waive a portion of its 0.70% advisory fee for the Equity T Fund, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis. There were no waivers by the Advisor for the year ended December 31, 1998.

 The Advisor has voluntarily agreed to waive 0.10% of its 0.20% advisory fee for the Tax Free Money Market Fund. The amount of such waiver for the year ended December 31, 1998 was $171,845.

 Prior to June 15, 1998, the Advisor voluntarily agreed to waive 0.13% of its 0.20% advisory fee for the U.S. Government Money Market Fund. Effective June 15, 1998, the Advisor has voluntarily agreed to waive its advisory fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.30% of the Fund's average daily net assets on an annual basis. The amount of such waiver for the year ended December 31, 1998 was $310,748. In addition, FRIMCo reimbursed the U.S. Government Money Market Fund $33,870 for expenses over the cap in 1998.

 The Advisor has voluntarily agreed to waive 0.15% of its 0.20% management fee for the Money Market Fund. The amount of such waiver for the year ended December 31, 1998 was $1,631,406.

115  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY SPECIALTY FUNDS

December 31, 1998

 FRIMCo calculates its advisory fee based on average daily net assets for each Fund less any advisory fee incurred on assets invested in the Money Market Fund (see Note 5) thereby eliminating any duplication of fees.

 ADMINISTRATOR: Effective December 1, 1998, the Investment Company's Board of Trustee approved a plan to pay a 0.05% fee of the average daily net assets of the fund to FRIMCo, in accordance with the Investment Company's Advisory agreement with that firm. The fee paid to FRIMCo for the Funds listed above amounted to $166,648 before waivers.

 ANALYTIC SERVICES: Fees for analytic services provided to the Funds are paid or accrued to Russell/Mellon Analytical Services, an affiliate of the Investment Company. Russell/Mellon Analytical Services provides TruVP System to the Funds, pursuant to a written Service Agreement. The TruVP System provides analytics used by the investment department.

 TRANSFER AGENT: The Funds have a contract with FRIMCo to provide transfer agent services to the Investment Company. Total fees for the year ended December 31, 1998 were $3,204,251.

 DISTRIBUTOR AND SHAREHOLDER SERVICING: Prior to May 18, 1998, the Investment Company had a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company was authorized to make payments to the Distributor, or any Selling Agents, as defined in the Plan, an amount (the "12b-1 Fee") for sales support services provided, and related expenses incurred which were primarily intended to result in the sale of the Class C shares subject to the Distribution Plan. Effective May 18, 1998, Class C shares of the Real Estate Securities Fund and Special Growth Fund were renamed Class E shares and the 12b-1 fee was eliminated.

 The Investment Company has entered into a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of FRIMCo to promote and offer shares of Class S and Class E of the Investment Company Funds. The Distributor may enter into sub-distribution agreements with other non-affiliated parties (the "Selling/Servicing Agents"). The amounts paid to the Distributor prior to May 18, 1998 for distribution services relating to Class E are included in the accompanying Statements of Operations. Currently, the Distributor receives no compensation from the Investment Company for its services relating to distributing the Class S and Class E shares.

 In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class E shares of the Funds. The amounts paid to the Distributor for shareholder services relating to Class E are included in the accompanying Statements of Operations.

 The shareholder servicing payments of the Real Estate Securities Fund, Special Growth Fund, and (as of September 22, 1998) Emerging Markets Fund shall not exceed 0.25% of the average daily net assets of a Fund's Class E shares on an annual basis.

 ACCRUED FEES PAYABLE TO AFFILIATES AS OF DECEMBER 31, 1998 WERE AS FOLLOWS:

                                                                                            SHAREHOLDER
                                                                                            SERVICING &
                                    ADVISORY    ADMINISTRATION     ANALYTIC     TRANSFER    DISTRIBUTION
                                      FEES           FEES        SERVICE FEES  AGENT FEES      FEES          TOTALS
                                    ----------  --------------   ------------   ---------   ------------  -----------
  Real Estate Securities            $  389,519   $   24,457        $      5     $ 127,074     $    454    $   541,509
  Emerging Markets                     289,889       12,635           4,332       100,946           10        407,812
  Special Growth                       449,516       25,052           3,425        82,994        3,234        564,221
  Fixed II                              96,208       10,846            --          19,293         --          126,347
  Equity T                             170,347       12,119           1,680        44,630         --          228,776
  Limited Volatility Tax Free           32,130        5,355            --           7,605         --           45,090
  U.S. Government
       Money Market                       --           --              --          28,918         --           28,918
  Tax Free Money Market                 17,345        8,672            --          39,586         --           65,603
  Money Market                          60,928       60,928            --           3,598         --          125,454
                                    ----------   ----------      ----------     ---------     --------    -----------
                                    $1,505,882   $  160,064      $    9,442     $ 454,644     $  3,698    $ 2,133,730
                                    ==========   ==========      ==========     =========     ========    ===========

                                              Notes to Financial Statements  116

FRANK RUSSELL INVESTMENT COMPANY SPECIALTY FUNDS

December 31, 1998

 BROKERAGE COMMISSIONS: The Funds may effect portfolio transactions through Frank Russell Securities, Inc., an affiliate of the Manager, when a money manager determines that the Fund will receive competitive execution, price and commissions. Upon completion of such transactions, Frank Russell Securities, Inc. will refund up to 70% of the commissions paid by that Fund after reimbursement for research services provided to FRIMCo. The amount retained by Frank Russell Securities, Inc. for the year ended December 31, 1998 was as follows:

  Special Growth            $23,061

 Additionally, the Fund paid brokerage commissions to non-affiliated brokers who provided brokerage and research service to the Manager.

 BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $20,000 per year plus out-of-pocket expenses. Total Trustee expenses were $32,491 for the year ended December 31, 1998, and were allocated to each Fund and Class, where appropriate, on a pro rata basis, including 19 other affiliated Funds not presented herein.

5. MONEY MARKET FUND
 The Real Estate Securities, Emerging Markets and Equity T Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund. As of December 31, 1998, $81,058,000 of the Money Market Fund's net assets represents investments by these Funds and $694,808,000 represents the investments of other affiliated Funds not presented herein.

6. FUND SHARE TRANSACTIONS
 Share transactions for the years ended December 31, were as follows:

                                   SHARES                       DOLLARS
                        ------------------------------------------------------------
                            1998          1997           1998             1997
                        ------------------------------------------------------------
 REAL ESTATE SECURITIES
  CLASS S
  Proceeds from shares
    sold                   9,286,206     7,684,555     $254,637,476    $230,371,098
  Proceeds from
    reinvestment
   of distributions        1,114,356     1,795,828       30,225,625      53,609,700
  Payments for shares     (6,759,461)   (4,804,495)    (178,741,546)   (145,560,311)
    redeemed             ------------------------------------------------------------
  Net increase             3,641,101     4,675,888      106,121,555     138,420,487
    (decrease)           ------------------------------------------------------------

  CLASS E (a)
  Proceeds from shares
    sold                      28,391        10,282          715,067         312,091
  Proceeds from
    reinvestment of
   distributions                 375             2            9,219              56
  Payments for shares         (6,530)       (1,234)        (183,042)        (38,088)
    redeemed             ------------------------------------------------------------
  Net increase                22,236         9,050          541,244         274,059
    (decrease)           ------------------------------------------------------------
  Total increase           3,663,337     4,684,938     $106,662,799    $138,694,546
    (decrease)           ------------------------------------------------------------
                         ------------------------------------------------------------

 EMERGING MARKETS
  CLASS S
  Proceeds from shares
    sold                  22,508,124     14,335,518    $221,963,938    $190,158,016
  Proceeds from
    reinvestment
   of distributions          188,272        247,790       2,070,086       3,101,136
  Payments for shares    (16,241,312)    (8,321,103)   (149,674,980)   (108,152,054)
    redeemed             -------------------------------------------------------------
  Net increase             6,455,084      6,262,205      74,359,044      85,107,098
    (decrease)           -------------------------------------------------------------

 (a) Effective May 18, 1998, Class C was renamed Class E.

117    Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY SPECIALTY FUNDS

December 31, 1998

                                   SHARES                     DOLLARS
                         --------------------------------------------------------
                             1998          1997          1998           1997
                         --------------------------------------------------------
 EMERGING MARKETS
  CLASS E (a)(b)
  Proceeds from shares
    sold                      4,558            --    $     37,476    $         --
  Proceeds from
    reinvestment
    of distributions             --            --              --              --
  Payments for shares
    redeemed                     --            --              --              --
                         --------------------------------------------------------
  Net increase
    (decrease)                4,558            --          37,476              --
                         --------------------------------------------------------
  Total increase
    (decrease)            6,459,642     6,262,205    $ 74,396,520    $ 85,107,098
                         --------------------------------------------------------
                         --------------------------------------------------------

 SPECIAL GROWTH
  CLASS S
  Proceeds from shares
    sold                  6,148,876     4,899,155    $275,512,884    $218,414,199
  Proceeds from
    reinvestment
    of distributions        617,896     1,184,723      25,944,325      51,369,028
  Payments for shares
    redeemed             (5,540,547)   (3,197,051)   (242,340,372)   (141,074,274)
                         --------------------------------------------------------
  Net increase
    (decrease)            1,226,225     2,886,827      59,116,837     128,708,953
                         --------------------------------------------------------

  CLASS E (a)
  Proceeds from shares
    sold                     98,025        52,918       4,007,961       2,414,652
  Proceeds from
    reinvestment
    of distributions          5,154             2         203,264              99
  Payments for shares
    redeemed                (29,520)       (5,846)     (1,255,494)       (276,164)
                         --------------------------------------------------------
  Net increase
    (decrease)               73,659        47,074       2,955,731       2,138,587
                         --------------------------------------------------------
  Total increase
    (decrease)            1,299,884     2,933,901    $ 62,072,568    $130,847,540
                         --------------------------------------------------------
                         --------------------------------------------------------

 FIXED INCOME II
  Proceeds from shares
    sold                  6,088,176     7,036,585    $112,706,722    $129,655,206
  Proceeds from
    reinvestment
    of distributions        604,269       641,394       11,141,452     11,742,346
  Payments for shares
    redeemed             (5,088,094)   (7,319,010)     (94,296,121)  (135,131,042)
                         --------------------------------------------------------
  Total increase
    (decrease)            1,604,351       358,969     $ 29,552,053   $  6,266,510
                         --------------------------------------------------------
                         --------------------------------------------------------

 EQUITY T
  Proceeds from shares
    sold                 10,018,318     6,151,525     $157,138,235   $ 77,850,485
  Proceeds from
    reinvestment
    of distributions         66,849        32,047        1,141,887       433,594
  Payments for shares
    redeemed             (1,253,400)     (165,627)     (19,677,370)   (2,158,852)
                         -------------------------------------------------------
  Total increase
    (decrease)            8,831,767     6,017,945     $138,602,752  $ 76,125,227
                         -------------------------------------------------------
                         -------------------------------------------------------

 (a) Effective May 18, 1998, Class C was renamed Class E.

 (b) Share transactions for Class E for the year ended December 31, 1998 are for the period September 22, 1998 (commencement of sale of shares) to December 31, 1998.

                                              Notes to Financial Statements  118

FRANK RUSSELL INVESTMENT COMPANY SPECIALTY FUNDS

December 31, 1998

                                   SHARES                     DOLLARS
                         --------------------------------------------------------
                             1998          1997          1998           1997
                         --------------------------------------------------------
 LIMITED VOLATILITY TAX
 FREE
  Proceeds from shares
    sold                  3,941,290     2,531,242     $ 83,965,595   $ 53,259,367
  Proceeds from
    reinvestment
    of distributions        140,598       103,927        2,994,079      2,187,639
  Payments for shares
    redeemed             (1,973,744)   (1,870,802)     (42,054,115)   (39,334,693)
                         --------------------------------------------------------
  Total net increase
    (decrease)            2,108,144       764,367      $44,905,559    $16,112,313
                         --------------------------------------------------------
                         --------------------------------------------------------

                                                   ON A CONSTANT DOLLAR BASIS
                                              -----------------------------------
                                                   1998                 1997
                                              ---------------      --------------
MONEY MARKET
 Proceeds from shares sold                     12,024,642,035        8,643,687,722
 Proceeds from reinvestment of distributions       17,841,290            1,300,153
 Payments for shares redeemed                 (11,363,736,675)      (8,215,637,307)
                                              ---------------      --------------
 Total net increase (decrease)                    678,746,650          429,350,568
                                              ===============      ===============

U.S. GOVERNMENT MONEY MARKET
 Proceeds from shares sold                        431,194,201          667,733,205
 Proceeds from reinvestment of distributions        6,806,551            9,531,602
 Payments for shares redeemed                    (458,188,993)        (729,577,537)
                                              ---------------      --------------
 Total net increase (decrease)                    (21,188,241)         (52,312,730)
                                              ===============      ===============

TAX FREE MONEY MARKET
 Proceeds from shares sold                        367,890,405          267,746,557
 Proceeds from reinvestment of distributions        3,257,832            1,922,212
 Payments for shares redeemed                    (307,204,928)        (241,151,219)
                                              ---------------      --------------
 Total net increase (decrease)                     63,943,309           28,517,550
                                              ===============      ===============

 7. DIVIDENDS
  On February 1, 1999, the Board of Trustees declared the following dividend from net investment income payable on February 4, 1999, to shareholders of record on February 2, 1999:

  Limited volatility Tax Free (Tax Exempt Bond Fund)      $  0.0689

 8. BENEFICIAL INTEREST
  As of December 31, 1998, the following Funds have one or more shareholders with shares of beneficial interest of greater than 10% of the total outstanding shares of each respective Fund or Class: Emerging Markets - Class S 12.1%, Emerging Markets - Class E 12.8%, 35.1% and 51.3%, Special Growth - Class E 16.0% and 49.3%, Equity T 10.4% and 15.5%, Tax Free Money Market 28.0%, and Real Estate Securities - Class E 11.9% and 40.7%.

 9. SUBSEQUENT EVENTS
  On January 15, 1999, the Funds began offering Class C shares under a Distribution Plan with a 12b-1 fee payment of up to 0.75% of the average daily net assets of a Fund's Class C shares. Under the Plan, the Class C shares of the Real Estate Securities Fund, Special Growth Fund and (as of September 22,
  1998) Emerging Markets Fund do not pay for unreimbursed expenses of the Distributor including amounts expended by the Distributor in excess of amounts received by it from the Funds, interest, carrying or other financial charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amount or more from future payments made by the Funds under the Distribution Plan.

119  Notes to Financial Statements

REPORT OF INDEPENDENT ACCOUNTANTS





To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series of Frank Russell Investment Company (in this report comprised of Real Estate Securities, Emerging Markets, Special Growth, Fixed Income II, Limited Volatility Tax Free, Equity T, Money Market, U.S. Government Money Market, and Tax Free Money Market (the "Funds")) at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                       /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999


                                          Report of Independent Accountants  120

FRANK RUSSELL INVESTMENT COMPANY
SPECIALTY FUNDS

TAX INFORMATION

December 31, 1998 (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 1998:

                            TOTAL LONG-TERM
                             CAPITAL GAINS
                            ---------------
Real Estate Securities        $ 7,899,291
Equity T                           77,852
Special Growth                 30,812,289

121  Tax Information

FRANK RUSSELL INVESTMENT COMPANY
SPECIALTY FUNDS

MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS

December 31, 1998
There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Frank Russell Investment Company (the "Investment Company") held at 909 A Street, Tacoma, Washington on November 19, 1998.



THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING


THE RESULTS OF EACH VOTE ACCOMPANY THE DESCRIPTION OF EACH MATTER
-----------------------------------------------------------------

1. This item number was reserved for a matter affecting another FRIC Fund of the Investment Company.


2. To elect the members of the Board of Trustees of the Investment Company.


  VOTE:
  -----

                              FOR              WITHHELD
                       ------------------  ----------------

 Lynn L. Anderson      1,142,054,288.045    2,131,664.459
 Paul E. Anderson      1,139,319,894.878    2,166,057.626
 Paul Anton, PhD.      1,141,736,993.856    2,448,958.648
 William E. Baxter     1,141,722,018.319    2,463,934.185
 Lee C. Gingrich       1,142,034,296.045    2,161,656.459
 Eleanor W. Palmer     1,141,728,049.319    2,457,903.185


3. To ratify the selection of PricewaterhouseCoopers LLP as the Investment Company's independent accountants.


  VOTE:
  -----

                                    ABSTAIN/BROKER
        FOR            AGAINST         NON-VOTE
 -----------------  ------------   ----------------

 1,141,762,608.691  732,463.728    1,690,880.085


4. To approve a proposed advisory agreement with Frank Russell Investment Management Company ("FRIMCo"), the current investment manager of the Investment Company, restructuring the manner in which services are provided to the Funds, providing for compensation to FRIMCo for managing certain additional assets of the Funds.


  VOTE:
  -----

                                                                ABSTAIN/BROKER
                                     FOR           AGAINST         NON-VOTE
                               ----------------  ------------   --------------

 Special Growth Fund             12,193,268.091   83,654.600     86,815.541
 Limited Volatility Tax Free
 Fund                             5,345,648.344    2,025.646     10,757.566
 Real Estate Securities Fund     21,256,075.976   46,643.031     68,353.946
 US Government Money Market
 Fund                           122,664,948.280   95,213.950    698,064.590
 Tax Free Money Market Fund     162,670,968.100    4,102.220      2,777.000
 Emerging Markets Fund           31,426,304.864   52,190.910     66,495.211
 Fixed Income II Fund            13,216,778.082        0.000     12,762.000
 Equity T Fund                   12,245,362.296   16,516.000     43,028.217
 Money Market Fund              401,437,047.080    1,076.520      3,783.090

                                 Matter Submitted to a Vote of Shareholders  122

FRANK RUSSELL INVESTMENT COMPANY
SPECIALTY FUNDS

MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS, CONTINUED

December 31, 1998
5. To approve a proposed advisory agreement with FRIMCo, to take effect upon the closing of the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company.


  VOTE:
  -----

                                                                ABSTAIN/BROKER
                                     FOR           AGAINST         NON-VOTE
                               ---------------   -----------    --------------

 Special Growth Fund            12,182,915.871   108,316.712       72,505.649
 Limited Volatility Tax Free
 Fund                            5,339,010.633     6,831.646       12,589.277
 Real Estate Securities Fund    21,239,535.692    52,665.900       78,871.361
 US Government Money Market
 Fund                          122,351,827.830   103,010.690    1,003,388.300
 Tax Free Money Market Fund    162,673,745.100     4,102.220            0.000
 Emerging Markets Fund          31,400,906.088    65,015.279       79,069.618
 Fixed Income II Fund           13,216,778.082         0.000       17,762.000
 Equity T Fund                  12,224,637.296    21,960.000       58,309.217
 Money Market Fund             401,437,047.080     1,076.520        3,783.090


6. To approve a change to the Funds' fundamental investment restrictions limiting borrowing activities, authorizing a higher borrowing level for the purpose of meeting shareholder redemption requests.


  VOTE:
  -----

                                                                ABSTAIN/BROKER
                                     FOR           AGAINST         NON-VOTE
                               ---------------  -------------   --------------

 Special Growth Fund            10,438,948.278    157,981.755      66,300.199
 Limited Volatility Tax Free
 Fund                            5,138,727.947      6,924.043      10,757.566
 Real Estate Securities Fund    18,938,409.399    174,556.125      68,266.429
 US Government Money Market
 Fund                          121,136,051.170  1,347,829.230     974,346.420
 Tax Free Money Market Fund    162,672,122.290      5,725.030           0.000
 Emerging Markets Fund          29,329,607.826    137,452.176      68,243.983
 Fixed Income II Fund           12,867,920.082          0.000      11,859.000
 Equity T Fund                  11,997,619.064     92,607.232      43,907.217
 Money Market Fund             401,437,047.080      1,076.520       3,783.090

  123  Matter Submitted to a Vote of Shareholders

FRANK RUSSELL INVESTMENT COMPANY
SPECIALTY FUNDS

MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS, CONTINUED

December 31, 1998
7. To approve the elimination of certain fundamental investment restrictions applicable to the Funds.


  VOTE:
  -----

 a)  elimination of restriction on investing in interests of oil and gas:

                                                                                                      ABSTAIN/BROKER
                                                                    FOR              AGAINST             NON-VOTE
                                                              -----------------   ---------------   ----------------

 Special Growth Fund                                             9,413,689.706       527,315.308         722,225.218
 Limited Volatility Tax Free Fund                                2,481,810.997        25,112.220       2,649,486.339
 Real Estate Securities Fund                                    13,823,345.599       777,134.969       4,580,751.385
 US Government Money Market Fund                               110,127,081.380     3,240,024.030      10,091,121.410
 Tax Free Money Market Fund                                    103,737,566.870    29,206,477.480      29,733,802.970
 Emerging Markets Fund                                          24,232,010.931       832,508.122       4,470,784.932
 Fixed Income II Fund                                            8,710,690.565        11,062.000       4,158,026.517
 Equity T Fund                                                   8,555,298.057       148,349.090       3,430,486.366
 Money Market Fund                                             220,581,098.470     3,103,849.870     177,756,958.350


 b) elimination of restriction on investing in issuers in operation for less than three years:

                                                                                   ABSTAIN/BROKER
                                                 FOR              AGAINST             NON-VOTE
                                          -----------------   -----------------    ---------------

 Special Growth Fund                        10,043,322.885        548,450.804          71,456.543
 Limited Volatility Tax Free
 Fund                                        5,125,345.770         20,306.220          10,757.566
 Real Estate Securities Fund                18,377,933.192        726,584.992          76,713.769
 US Government Money Market
 Fund                                      118,663,175.380      3,820,935.770         974,115.670
 Tax Free Money Market Fund                130,379,048.840     32,296,021.480           2,777.000
 Emerging Markets Fund                      28,869,273.199        586,566.626          79,464.160
 Fixed Income II Fund                       12,857,683.082         10,237.000          11,859.000
 Equity T Fund                              11,947,978.206        135,439.090          50,716.217
 Money Market Fund                         398,334,273.730      3,103,849.870           3,783.090

  c) elimination of restriction on investing in issuers beneficially owned by affiliated persons:

                                                                                    ABSTAIN/BROKER
                                         FOR                      AGAINST              NON-VOTE
                                       -----------------    ----------------       ----------------

 Special Growth Fund                      9,930,204.508         659,625.255           73,400.469
 Limited Volatility Tax Free
 Fund                                     5,060,482.388          85,169.602           10,757.566
 Real Estate Securities Fund             18,043,755.248       1,055,679.305           81,797.400
 US Government Money Market
 Fund                                   112,254,170.250      10,230,435.870          973,620.700
 Tax Free Money Market Fund             128,847,893.150      33,817,895.170           12,059.000
 Emerging Markets Fund                   28,094,401.911       1,358,954.412           81,947.662
 Fixed Income II Fund                    12,642,474.480         225,445.602           11,859.000
 Equity T Fund                           11,364,750.418         704,361.878           65,018.217
 Money Market Fund                      398,102,070.310       3,336,053.290            3,783.090

                                 124 Matter Submitted to a Vote of Shareholders

FRANK RUSSELL INVESTMENT COMPANY
SPECIALTY FUNDS

MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS

December 31, 1998
 d) elimination of restriction on investing in warrants not listed on the NYSE or ASE:

                                                              ABSTAIN/BROKER
                                  FOR             AGAINST         NON-VOTE
                             --------------    -------------  ---------------

 Special Growth Fund         10,015,048.011     572,555.133      75,627.088
 Emerging Markets Fund       28,878,614.588     572,357.237      84,332.160
 Fixed Income II Fund        12,856,858.082      11,062.000      11,859.000
 Equity T Fund               11,884,941.035     184,174.261      65,018.217

 8. To approve a change in the fundamental investment objective of the Limited Volatility Tax Free Fund.


  VOTE:
  -----

                                                                ABSTAIN/BROKER
                                      FOR           AGAINST         NON-VOTE
                                 -------------    -----------   ----------------

 Limited Volatility Tax Free
 Fund                            5,109,713.649    34,106.630      12,589.277


 To act upon any other business as may legally have come before the Special Meeting or any adjournment thereof.


  VOTE:
  -----

                                          GRANT                WITHHELD
                                      ----------------    ---------------

 Special Growth Fund                    11,390,924.565       972,813.667
 Limited Volatility Tax Free Fund        5,145,873.444       212,558.112
 Real Estate Securities Fund            20,256,936.359     1,114,136.594
 US Government Money Market Fund       114,925,691.560     8,532,535.260
 Tax Free Money Market Fund            155,190,462.540     7,487,384.780
 Emerging Markets Fund                  29,671,399.959     1,873,591.026
 Fixed Income II Fund                   11,454,049.306     1,775,490.776
 Equity T Fund                          11,646,409.902       658,496.611
 Money Market Fund                     384,850,410.990    16,591,495.700

 125  Matter Submitted to a Vote of Shareholders

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

TRUSTEES
 George F. Russell, Jr., Chairman
 Lynn L. Anderson
 Paul E. Anderson
 Paul Anton, PhD
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Lynn L. Anderson, President and Chief Executive Officer
 Peter Apanovitch, Manager of Short Term Investment Funds
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Randall P. Lert, Director of Investments
 Karl Ege, Secretary and General Counsel

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CONSULTANT
 Frank Russell Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 1776 Heritage Drive
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) RUSSEL4
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP
 One Post Office Square
 Boston, MA 02109

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402





MONEY MANAGERS
REAL ESTATE SECURITIES
 AEW Capital Management, L.P., Boston, MA
 Cohen & Steers Capital Management, New York, NY

EMERGING MARKETS
 Genesis Asset Managers Limited, London, England
 J.P. Morgan Investment Management, Inc., New York, NY
 Montgomery Asset Management, L.P., San Francisco, CA

EQUITY T FUND
 J.P. Morgan Investment Management, Inc., New York, NY

LIMITED VOLATILITY TAX FREE
 MFS Institutional Advisors, Inc., Boston, MA
 Standish, Ayer & Wood, Inc., Boston, MA

MONEY MARKET
 Frank Russell Investment Management Co., Tacoma, WA

U.S. GOVERNMENT MONEY MARKET
 Frank Russell Investment Management Co., Tacoma, WA

TAX FREE MONEY MARKET
 Weiss, Peck & Greer, LLC, New York, NY

SPECIAL GROWTH
 Delphi Management, Inc., Boston, MA
 Fiduciary International, Inc., New York, NY
 GlobeFlex Capital, L.P., San Diego, CA
 Jacobs Levy Equity Management, Inc., Roseland, NJ
 Sirach Capital Management, Inc., Seattle, WA
 Wellington Management Company LLP, Boston, MA
 Westpeak Investment Advisors, L.P., Boulder, Co

FIXED INCOME II
 BlackRock Financial Management, New York, NY
 Standish, Ayer & Wood, Inc., Boston, MA
 STW Fixed Income Management, Ltd., Hamilton, Bermuda




This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                              Manager, Money Managers and Service Providers  126

[RUSSELL LOGO]

Frank Russell Investment Company

909 A Street
Tacoma, WA 98402-5120
253-627-7001
800-972-0700
Fax: 253-591-3495

A-5147(299)   36-08-018

--------------------------------------------------------------------------------
                                               FRANK RUSSELL INVESTMENT COMPANY




1998 ANNUAL REPORT
--------------------------------------------------------------------------------

Volatility Constrained Bond Fund

December 31, 1998




                                                                  [RUSSELL LOGO]

                      FRANK RUSSELL INVESTMENT
                      COMPANY

                      Frank Russell Investment Company
                      is a "series mutual fund" with 28
                      different investment portfolios.
                      These financial statements report
                      on one Fund, which has a distinct
                      investment objective and strategy.


                      FRANK RUSSELL INVESTMENT
                      MANAGEMENT COMPANY

                      Responsible for overall management
                      and administration of the Funds.


                      FRANK RUSSELL COMPANY

                      Consultant to Frank Russell
                      Investment Management Company.

                       FRANK RUSSELL INVESTMENT COMPANY

                       VOLATILITY CONSTRAINED BOND FUND

                                 ANNUAL REPORT

                               DECEMBER 31, 1998


                               TABLE OF CONTENTS

                                                                      Page

Volatility Constrained Bond Fund ..............................         1

Notes to Financial Statements .................................        12

Report of Independent Accountants .............................        17

Matters Submitted to a Vote of Shareholders ...................        18

Manager, Money Managers and Service Providers ..................       21





FRANK RUSSELL INVESTMENT COMPANY - VOLATILITY CONSTRAINED BOND FUND
Copyright (C) Frank Russell Company 1999. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

VOLATILITY CONSTRAINED BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)



OBJECTIVE: The preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

INVESTS IN: Fixed-income securities with low-volatility characteristics.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns with moderate risk relative to other short-term bond investments. The Fund employed the investment management services of three managers using three approaches to investment in short-term fixed income securities.

                             [GRAPH APPEARS HERE]

Dates        Volatility Constrained   ML 1-2-99**    Lipper(R) Short 1-5++
        *                   $10,000      $10,000                       $10,000
     1989                   $11,063      $11,087                       $11,012
     1990                   $12,050      $12,165                       $11,902
     1991                   $13,496      $13,586                       $13,317
     1992                   $13,805      $14,442                       $14,076
     1993                   $14,726      $15,223                       $14,942
     1994                   $14,724      $15,310                       $14,888
     1995                   $16,179      $16,994                       $16,488
     1996                   $16,934      $17,840                       $17,222
     1997                   $17,932      $19,027                       $18,275
     1998                   $19,027      $20,359                       $19,320
--------------------------------------------------------------------------------

 Total                     $159,936     $166,033                      $161,442
================================================================================


VOLATILITY CONSTRAINED BOND FUND                  MERRILL LYNCH 1-2.99 YEARS TREASURY INDEX

PERIODS ENDED   GROWTH OF      TOTAL               PERIODS ENDED     GROWTH OF         TOTAL
  12/31/98       $10,000      RETURN                 12/31/98         $10,000         RETURN
-----------------------------------------         -----------------------------------------------
1 Year        $  10,611         6.11%              1 Year          $  10,700            7.00%
5 Years       $  12,921         5.26%(S)           5 Years         $  13,373            5.99%(S)
10 Years      $  19,027         6.64%(S)           10 Years        $  20,359            7.37%(S)




                                                  LIPPER(R) SHORT INVESTMENT GRADE DEBT FUNDS
                                                  BENCHMARK
                                                   PERIODS ENDED     GROWTH OF         TOTAL
                                                     12/31/98         $10,000         RETURN
                                                  -----------------------------------------------
                                                  1 Year           $  10,572            5.72%
                                                  5 Years          $  12,930            5.27%(S)
                                                  10 Years         $  19,320            6.81%(S)




1  Volatility Constrained Bond Fund

VOLATILITY CONSTRAINED BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1998 (Unaudited)



PERFORMANCE REVIEW
For the year ended December 31, 1998, the Volatility Constrained Bond Fund reflected a total return of 6.1%, as compared to the Merrill Lynch 1-2.99 Years Treasury Index which rose 7%. The Fund modestly underperformed the Index due to the poor performance of spread sector holdings relative to comparable maturity treasuries. The market's flight to quality during the third quarter had a dominant impact on the bond market's performance for the year.

PORTFOLIO HIGHLIGHTS
Data reflecting strength in many sectors of the US economy helped ease fears of a recession. However, evidence of slowing growth pressured yields lower over the course of 1998. The Federal Reserve Board's reluctance to stimulate economic growth resulted in an inverted yield curve throughout much of the year, with the interest rate on overnight loans to banks, i.e. Fed Funds, being higher than yields on short- and short-intermediate maturity treasuries. The market's weakness during the third quarter led to significant credit spread widening as investors demanded higher yields on non-treasury issues, perceiving greater risks of default in an economic downturn. The Fed reacted by easing rates three times late in the year in order to strengthen confidence and stimulate growth. This had its desired effect by calming the financial markets in the fourth quarter.

These trends proved challenging for the Volatility Constrained Bond Fund. Because of its substantial investment in credit spread sectors, increased widening had a negative effect on its returns, with most of the Fund's underperformance occurring in October. Holdings of lower quality corporate issues suffered losses in value relative to the Index. The all-treasury composition of the Merrill Lynch 1-2.99 Years Treasury Index made it a particularly challenging benchmark given the market's flight to quality during the year. Above-index duration also weakened results as yields rose in the fourth quarter. Despite these factors, the Fund finished the year well ahead of the average short-term investment grade bond fund tracked by Lipper, which managed to gain 5.7%.



TOP TEN ISSUERS
(as a percent of Total Investments)                  December 31, 1998

United States Treasury                                     21.9%
Chase Mortgage Finance Corp.                                3.2
World Omni Automobile Lease                                 2.8
Barnett Auto Trust                                          2.8
General Electric Capital Corp.                              2.4
Sears Roebuck Acceptance Corp.                              2.4
Premier Auto Trust                                          2.2
Federal National Mortgage Association                       2.1
Proctor & Gamble                                            2.1
Associates Corp. of North America                           2.0


PORTFOLIO CHARACTERISTICS
                                                     December 31, 1998

Weighted Average Quality Diversification                           AA1
Weighted Average Years-to-Maturity                           4.6 Years
Weighted Average Duration                                    1.6 Years
Current Yield (SEC 30-day standardized)                           5.3%
Number of Issues                                                   178
Number of Holdings                                                 140


MONEY MANAGERS                                            STYLES


BlackRock Financial Management                        Mortgage/Asset-
                                                        Backed Specialist
Standish, Ayer & Wood, Inc.                           Corporate Specialist
STW Fixed Income Management, Ltd.                     Sector Rotation Core

*    Assumes initial investment on January 1, 1989.
** Merrill Lynch 1-2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.
+    Lipper(R) Short (1-5 Yr.) Investment Grade Debt Funds Benchmark is the
+ average total return for the universe of funds within the Short Investment Grade Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates. This type of fund which invests at least 65% of assets in investment grade debt issues (rated in top four grades) with average maturities of five years or less.
(S)  Annualized.
Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                             Volatility Constrained Bond Fund  2

VOLATILITY CONSTRAINED BOND FUND

STATEMENT OF NET ASSETS


                                                               DECEMBER 31, 1998

                                                PRINCIPAL             MARKET
                                                 AMOUNT               VALUE
                                                 (000)                (000)
                                                   $                    $
                                               -----------         ----------

LONG-TERM INVESTMENTS - 91.0%
ASSET-BACKED SECURITIES - 33.2%
ABFS Equipment Contract Trust
  6.100% due 10/15/05                                  341                343
Advanta Home Equity Loan Trust
 Series 1994-1 Class A-2
  6.300% due 07/25/25                                  131                131
AFC Home Equity Loan Trust
 Series 1993-2 Class A
  6.000% due 01/20/13                                  106                106
Amresco Residential Securities Mortgage
 Loan Trust
 Series 1997-1 Class B1F
  7.915% due 03/25/27 (c)                              400                413
Amresco Residential Securities Mortgage
 Loan Trust Step Up Bond
 Series 1998-2 Class B1A
  6.774% due 06/25/28 (c)                            1,000                998
Arcadia Automobile Receivables Trust
 Series 1998-A Class A3
  5.900% due 11/15/02                                  400                404
 Series 1998-C Class A3
  5.670% due 08/15/06                                  600                604
Banc One Auto Grantor Trust
 Series 1997-A Class A
  6.270% due 11/20/03                                1,668              1,687
Barnett Auto Trust
 Series 1997-A Class A3
  6.030% due 11/15/01                                5,700              5,738
Brazos Student Loan Finance Corp.
  5.817% due 12/01/25 (c)                              700                694
California Infrastructure PG&E
 Series 1997-1 Class A3
  6.150% due 06/25/02                                1,600              1,623
Case Equipment Loan Trust
 Series 1997-B Class C
  6.410% due 09/15/04                                  168                169
Centex Home Equity Loan Trust
 Step Up Bond
  5.774% due 07/25/28 (c)                              368                362
Chase Credit Card Master Trust
 Series 1997-2 Class A
  6.300% due 04/15/03                                2,900              2,948
 Series 1997-5 Class A
  6.194% due 08/15/05                                  270                278
Chase Manhattan Auto Owner Trust
 Series 1998-B Class A4
  5.800% due 02/17/03                                2,000              2,021
Chemical Master Credit Card Trust I
 Series 1996-1 Class A
  5.550% due 09/15/03                                4,000              4,012
Chevy Chase Auto Receivables Trust
 Series 1996-2 Class A
  5.900% due 07/15/03                                  458                459
 Series 1997-1 Class A
  6.500% due 10/15/03                                  665                673
 Series 1997-3 Class A
  6.200% due 03/20/04                                  550                555
Contimortgage Home Equity Loan Trust
 Series 1997-5 Class A4
  6.580% due 06/15/19                                  500                508
Contimortgage Home Equity Loan
 Trust Pass-thru Certificate
 Series 1997-4 Class A2
  6.270% due 02/15/12                                  143                143
Copel Capital Funding Corp.
 Series 1997-A Class A3
  6.270% due 04/20/05                                  607                610
Cox Enterprises, Inc.
  6.250% due 08/26/99                                1,000              1,006
Dayton Hudson Credit Card Master Trust
 Series 1997-1 Class A
  6.250% due 08/25/05                                  300                306
Delta Funding Home Equity Loan Trust
 Series 1998-1 Class A2A
  5.429% due 05/25/30 (c)                              271                268
EQCC Home Equity Loan Trust
 Series 1993-4 Class A
  5.725% due 12/15/08                                   35                 35
First Chicago Master Trust II Credit
 Card Certificates
 Series 1994-L
  7.150% due 04/15/01                                3,200              3,233
First Plus Home Loan Trust
 Step Up Bond
 Series 1998-5 Class A4
  6.250% due 04/14/14 (c)                              400                401
 Series 1998-5 Class A6
  6.420% due 10/10/18 (c)                              200                195
First Security Auto Grantor Trust
 Series 1997-A Class A
  6.300% due 08/15/03                                  338                342
First USA Credit Card Master Trust
 Series 1997-6 Class A
  6.420% due 03/17/05                                  575                592


3  Volatility Constrained Bond Fund

VOLATILITY CONSTRAINED BOND FUND

                                                               DECEMBER 31, 1998

                                                PRINCIPAL             MARKET
                                                 AMOUNT               VALUE
                                                 (000)                (000)
                                                   $                    $
                                               -----------         ----------

FMAC Loan Receivables Trust
 Series 1998-CA Class A1
  5.990% due 11/15/04                                  340                340
Franchise Loan Trust
 Series 1998-I Class A1
  6.240% due 07/15/04                                  286                286
Green Tree Financial Corp.
 Series 1998-1 Class A3
  5.950% due 04/01/13                                  500                502
 Series 1998-2 Class A3
  6.050% due 10/01/07                                  325                326
Green Tree Home Improvement Loan Trust
 Series 1997-A Class HIA3
  7.050% due 08/15/23                                  500                507
 Series 1998-D Class HIA2
  5.940% due 06/15/29                                  600                600
 Series 1998-D Class HIA4
  6.200% due 06/15/29                                  475                478
Green Tree Recreational, Equipment &
 Consumer Trust
 Series 1997-C Class A1
  6.490% due 02/15/18                                  368                368
IMC Home Equity Loan Trust
 Series 1998-1 Class A3
  6.410% due 04/20/18                                  350                350
Nationsbank Credit Card Master Trust
 Series 1995-1 Class A
  6.450% due 04/15/03                                2,500              2,543
Newcourt Equipment Trust Securities
 Series 1998-1 Class A3
  5.240% due 12/20/02                                  625                622
 Series 1998-2 Class D
  7.210% due 09/15/07 (c)                              350                338
NPF VI, Inc.
 Series 1998-1A Class A
  6.220% due 06/01/02                                  400                401
Olympic Automobile Receivables Trust
 Series 1996-B Class A4
  6.700% due 03/15/02                                  977                987
 Series 1996-D Class CTFS
  6.125% due 04/15/02                                1,826              1,847
PBG Equipment Trust
 Series 1A Class A
  6.270% due 01/20/12                                  481                486
PNC Student Loan Trust I
 Series 1997-2 Class A3
  6.314% due 01/25/01                                3,500              3,571
Premier Auto Trust
 Series 1997-3 Class A4
  6.200% due 01/06/01                                3,500              3,522
 Series 1998-4 Class A3
  5.690% due 06/08/02                                1,000              1,006
Rental Car Finance Corp.
 Series 1997-1 Class A1
  6.250% due 06/25/03                                  420                423
Ryder Vehicle Lease Trust
 Series 1998-A Class A
  6.100% due 09/15/08 (c)                              356                358
Sears Credit Account Master Trust
 Series 1995-3 Class A
  7.000% due 10/15/04                                  500                510
 Series 1995-5 Class A
  6.050% due 01/15/08                                  400                406
SMS Student Loan Trust
 Series 1997-A Class A
  5.101% due 10/27/25 (c)                              800                767
Standard Credit Card Master Trust
 Series 1994-4 Class A
  8.250% due 11/07/03                                  850                911
Standard Credit Card Master Trust I
 Series 1995-3 Class A
  7.850% due 02/07/02                                  425                437
The Money Store Auto Grantor Trust
 Series 1997-4 Class A2
  6.350% due 03/20/04                                  421                427
The Money Store Residential Trust
 Series 1997-I Class A3
  6.680% due 08/15/12                                  400                408
The Money Store Small Business
 Administration Loan Trust
 Series 1997-1 Class A
  5.999% due 01/15/25 (c)                              451                445
 Series 1997-1 Class B
  6.479% due 01/15/25 (c)                              451                444
Toyota Auto Lease Trust
 Series 1997-A Class A1
  6.200% due 04/26/04                                3,600              3,611
UCFC Home Equity Loan Trust
 Series 1993-B1 Class A-1
  6.075% due 07/25/14                                   61                 60
WFS Financial Owner Trust
 Series 1996-D Class A3
  6.050% due 07/20/01 (c)                            1,702              1,713


                                             Volatility Constrained Bond Fund 4

VOLATILITY CONSTRAINED BOND FUND

                                                               DECEMBER 31, 1998

                                                PRINCIPAL             MARKET
                                                 AMOUNT               VALUE
                                                 (000)                (000)
                                                   $                    $
                                               -----------         ----------

World Omni Automobile Lease
 Securitization Trust
 Series 1996-B Class A3
  6.250% due 11/15/02                                  693                698
 Series 1997-A Class A2
  6.750% due 06/25/03 (c)                            3,485              3,577
 Series 1997-A Class A4
  6.900% due 06/25/03                                  896                912
 Series 1997-B Class A1
  6.070% due 11/25/03                                  556                557
                                                                    ---------
                                                                       67,601
                                                                    ---------

CORPORATE BONDS AND NOTES - 25.8%
Ahmanson (H.F.)
 9.875% due 11/15/99                                   900                934
Aristar, Inc.
 6.125% due 12/01/00                                   500                503
Associates Corp. of North America
 6.375% due 08/15/00                                 4,000              4,060
AT&T Capital Corp.
 7.500% due 11/15/00 (MTN)                             400                405
Banco De Latinoamerica
 6.500% due 04/02/01                                 1,000              1,019
Bankamerica Corp.
 9.500% due 04/01/01                                   750                813
Banponce Corp.
 Series 2 (MTN)
 5.750% due 03/01/99                                 1,100              1,101
Bear Stearns Co., Inc.
 7.625% due 09/15/99                                   725                735
Business Loan Center, Inc.
 Series 1998-1A
 6.750% due 04/02/05                                   500                500
Carramerica Realty Corp.
 6.625% due 10/01/00                                   475                471
Caterpillar Financial Services
 6.100% due 07/15/99 (MTN)                             500                502
Chase Manhattan Corp.
 10.125% due 11/01/00                                  750                810
 5.375% due 12/05/09 (c)                               800                753
Chrysler Financial Corp.
 6.610% due 06/16/00 (MTN)                             850                865
CIT Group Holdings, Inc.
 6.125% due 12/15/00 (MTN)                           3,100              3,143
Coca-Cola Put Asset Trust
 6.000% due 03/15/01                                   950                964
Comdisco, Inc.
 6.070% due 05/08/00 (MTN)                           1,000                998
Conseco, Inc.
 6.400% due 06/15/01                                   850                819
ERAC USA Finance Co.
 6.375% due 05/15/03                                   825                834
ERP Operating, L.P.
 8.500% due 05/15/99                                   225                227
Federal Home Loan Mortgage Corp.
 6.770% due 09/15/02 (MTN)                             300                318
Finova Capital Corp.
 6.450% due 06/01/00                                   625                631
First Bank South Dakota
 5.607% due 12/20/00 (c)                               500                497
First Chicago Corp.
 9.000% due 06/15/99                                   500                508
Fleet Credit Card, L.L.C.
 6.450% due 10/30/00                                   250                254
Franchise Finance Corp.
 7.000% due 11/30/00                                   575                574
General Electric Capital Corp.
 6.120% due 08/15/00 (MTN)                           4,000              4,064
General Motors Acceptance Corp.
 7.012% due 04/01/20 (c)                               947                951
Greyhound Financial Corp.
 8.500% due 02/15/99                                   775                777
Heller Financial, Inc.
 5.311% due 03/01/99 (MTN)(c)                          600                599
Hertz Corp.
 6.625% due 07/15/00                                   650                658
Homeside Lending, Inc.
 6.875% due 05/15/00 (MTN)                             825                839
Household Finance Corp.
 6.125% due 07/15/02 (MTN)(c)                        1,000                997
IMC Global, Inc.
 7.400% due 11/01/02                                   750                762
JC Penney & Co., Inc.
 6.375% due 09/15/00 (MTN)                             675                684
Lehman Brothers Holdings, Inc.
 6.000% due 02/26/01 (MTN)                           1,250              1,248
 6.750% due 09/24/01 (MTN)                             250                253
MBNA Corp.
 Series B
 6.500% due 09/15/00  (MTN)                            375                376
MCI Communications Corp.
 6.125% due 04/15/02                                 1,250              1,270
Merrill Lynch & Co., Inc.
 7.260% due 03/25/02 (MTN)                             925                969


5  Volatility Constrained Bond Fund

VOLATILITY CONSTRAINED BOND FUND

                                                               DECEMBER 31, 1998

                                                PRINCIPAL             MARKET
                                                 AMOUNT               VALUE
                                                 (000)                (000)
                                                   $                    $
                                               -----------         ----------

Midlantic Corp.
  9.250% due 09/01/99                                  450                461
Norwest Financial, Inc.
  6.375% due 09/15/02                                  500                514
Panamsat Corp.
  6.000% due 01/15/03                                  500                495
Procter & Gamble
  9.625% due 01/14/01                                3,900              4,190
Salomon Smith Barney Holdings, Inc.
  6.625% due 07/01/02                                   75                 77
  6.500% due 10/15/02                                  300                307
Sears Roebuck Acceptance Corp.
  6.160% due 09/20/00 (MTN)                          4,000              4,050
 Series II
  6.690% due 04/30/01 (MTN)                            750                770
Sovereign Bancorp, Inc. (Regd)
  6.750% due 07/01/00                                  625                635
Tele-Communications, Inc.
  8.250% due 01/15/03                                  750                823
Traveler's Group, Inc.
  4.454% due 04/05/99 (MTN)(c)                      1,000               1,000
Walt Disney Co.
 Series E
  5.125% due 12/15/03 (MTN)                            500                497
Waste Management, Inc.
  6.125% due 07/15/01                                  225                225
Wellsford Residential Property Trust
  5.570% due 11/24/99 (MTN)(c)                         850                850
                                                                    ---------
                                                                       52,579
                                                                    ---------

MORTGAGE-BACKED SECURITIES - 7.5%
Asset Securitization Corp.
 Series 1997-D5 Class A1A
  6.500% due 02/14/41                                  450                460
Bayview Financial Acquisition Trust
 Series 1998-1 Class A1
  7.010% due 05/25/29                                  524                527
Bear Stearns Mortgage Securities, Inc.
 Series 1996-6 Class A2
  7.000% due 11/25/27                                  467                468
BKB Commercial Mortgage Trust
 Series 1997-C1 Class B
  7.218% due 04/25/00 (c)                              154                153
Chase Mortgage Finance Corp.
 Series 1998-S2 Class A1
  6.500% due 07/25/28                                  500                504
DLJ Mortgage Acceptance Corp.
 Series 1996-CF2 Class A1A
  6.860% due 11/12/21                                  326                338
Federal Home Loan Mortgage Corp.
 Participation Certificate
  7.500% due 2000                                      114                114
  7.500% due 2002                                       52                 52
  9.000% due 2005                                      158                161
  8.000% due 2018                                      550                570
Federal National Mortgage Association
  7.000% due 2004                                      513                521
  8.750% due 2004                                       37                 38
  6.500% due 2008                                      884                896
  8.500% due 2010                                      525                550
  7.500% due 2014                                      730                757
  8.500% due 2025                                      909                952
General Electric Capital Mortgage
 Services, Inc.
 Series 1998-12 Class 2A1
  6.600% due 06/25/28                                  840                847
Government National Mortgage
 Association
  7.250% due 2006                                      786                807
  8.250% due 2009                                      364                386
  9.500% due 2017                                      488                524
Morgan Stanley Capital I
 Series 1998-CF1 Class A1
  6.330% due 10/15/07                                  368                377
 Series 1998-HF2 Class A1
  6.010% due 11/15/30                                  721                724
Mortgage Capital Funding, Inc.
 Series 1998-MC3 Class A1
  6.001% due 11/18/31 (c)                              500                500
Norwest Integrated Structured Assets, Inc.
 Series 1998-1 Class 2A1
  7.000% due 06/25/28                                  987                993
Prudential Home Mortgage Securities
 Series 1994-19 Class A2
  7.050% due 05/25/24                                  254                255
Residential Accredited Loans, Inc.
 Series 1997-QS7 Class A1
  7.500% due 07/25/27                                  178                180
Residential Asset Securitization Trust
 Series 1997-A9 Class A1
  7.250% due 11/26/27                                    6                  6
 Series 1998-A1 Class A1
  7.000% due 03/25/28                                  426                428
 Series 1998-A2 Class A1
  6.750% due 04/25/28                                  384                385
 Series 1998-A12 Class A5
  6.750% due 11/25/28                                  453                456


                                              Volatility Constrained Bond Fund 6

VOLATILITY CONSTRAINED BOND FUND

                                                               DECEMBER 31, 1998

                                                PRINCIPAL             MARKET
                                                 AMOUNT               VALUE
                                                 (000)                (000)
                                                   $                    $
                                               -----------         ----------

Resolution Trust Corp. Mortgage
 Pass-thru Certificate
 Series 1995-2 Class C1
  7.450% due 05/25/29 (c)                              241                243
Union Planters Mortgage Finance Corp.
 Series 1998-A Class A1
  6.350% due 01/25/28                                  375                380
Wilshire Funding Corp.
 Series 1997-WFC1 Class AI
  7.250% due 08/25/27                                  417                419
 Series 1998-WFC2 Class A3
  7.000% due 12/28/37                                  414                413
                                                                    ---------
                                                                       15,384
                                                                    ---------

MUNICIPAL BONDS - 0.6%
Missouri Higher Education Loan Authority
 Series 97 Class P
  5.260% due 07/25/08 (c)                              540                543
Philadelphia, Pennsylvania, Authority
 for Industrial Development
 Series 1997 Class A
  6.488% due 06/15/04                                  589                588
                                                                    ---------
                                                                        1,131
                                                                    ---------

UNITED STATES GOVERNMENT
AGENCIES - 0.4%
Federal Farm Credit Bank
  5.220% due 09/11/01                                  875                880
                                                                    ---------

UNITED STATES GOVERNMENT
TREASURIES - 21.8%
United States Treasury Bonds
  8.750% due 11/15/08                                  675                787
United States Treasury Notes
  5.625% due 12/31/99                                  350                353
  4.500% due 09/30/00                                4,045              4,036
  6.500% due 08/31/01                                  795                831
  6.250% due 10/31/01                                  875                912
  6.625% due 04/30/02                               21,725             22,991
  3.625% due 07/15/02                               10,500             10,421
  5.750% due 10/31/02                                  500                518
  5.750% due 11/30/02                                3,420              3,546
                                                                    ---------
                                                                       44,395
                                                                    ---------

YANKEE BONDS - 1.7%
Edperbrascan Corp.
  7.375% due 10/01/02                                1,000              1,039
Noranda Forest, Inc.
  8.875% due 10/15/99                                  450                459
Quebec, Province of
  13.250% due 09/15/14                                 450                494
Tyco International Group SA
  6.125% due 06/15/01                                  500                505
Westpac Banking, Ltd.
  7.875% due 10/15/02                                1,006              1,074
                                                                    ---------
                                                                        3,571
                                                                    ---------

TOTAL LONG-TERM INVESTMENTS
(cost $185,109)                                                       185,541
                                                                    ---------

SHORT-TERM INVESTMENTS - 8.3%
Federal National Mortgage Association
 Discount Notes
  5.060% due 02/16/99 (a)                              500                496
Frank Russell Investment Company
 Money Market Fund,
 due on demand (a)                                  15,091             15,091
Occidental Petroleum Corp.
  5.460% due 01/04/99 (a)                              750                750
Sigma Finance Corp.
  5.520% due 02/11/99 (a)                              600                596
                                                                    ---------

TOTAL SHORT-TERM INVESTMENTS
(cost $16,933)                                                         16,933
                                                                    ---------

TOTAL INVESTMENTS - 99.3%
(identified cost $202,042)(b)                                         202,474

OTHER ASSETS AND LIABILITIES,
NET - 0.7%                                                              1,340
                                                                    ---------

NET ASSETS - 100%                                                     203,814
                                                                    =========
(a) At cost, which approximates market.
(b) See Note 2 for federal income tax information.
(c) Adjustable or floating rate security.

Abbreviations:
MTN - Medium Term Note


The accompanying notes are an integral part of the financial statements.


7  Volatility Constrained Bond Fund

VOLATILITY CONSTRAINED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per-share amounts)                December 31, 1998


ASSETS
Investments at market (identified cost $202,042)(Note 2) .............................................   $ 202,474
Cash .................................................................................................         132
Dividends and interest receivable ....................................................................       2,192
Short-term investments held as collateral for securities loaned, at market (Note 3) ..................      19,667
                                                                                                         ---------
   Total Assets ......................................................................................     224,465

LIABILITIES
Payables:
 Investments purchased .................................................................    $     500
 Fund shares redeemed ..................................................................          347
 Accrued fees to affiliates (Note 4) ...................................................           92
 Other accrued expenses ................................................................           45
Payable upon return of securities loaned, at market (Note 3) ...........................       19,667
                                                                                            ---------
   Total Liabilities .................................................................................      20,651
                                                                                                         ---------

NET ASSETS ...........................................................................................   $ 203,814
                                                                                                         =========

NET ASSETS CONSIST OF:
Undistributed net investment income ..................................................................   $     613
Accumulated net realized gain (loss) .................................................................      (9,382)
Unrealized appreciation (depreciation) on investments ................................................         432
Shares of beneficial interest ........................................................................         106
Additional paid-in capital ...........................................................................     212,045
                                                                                                         ---------

NET ASSETS ...........................................................................................   $ 203,814
                                                                                                         =========

NET ASSET VALUE, offering and redemption price per share:
 ($203,814,098 divided by 10,632,250 shares of $.01 par value
   shares of beneficial interest outstanding) ........................................................   $   19.17
                                                                                                         =========

        The accompanying notes are an integral part of the financial statements.

                                              Volatility Constrained Bond Fund 8

VOLATILITY CONSTRAINED BOND FUND

STATEMENT OF OPERATIONS


Amounts in thousands                                                 Year Ended December 31, 1998

INVESTMENT INCOME:
 Interest ..........................................................................      $10,899
 Dividends from Money Market Fund (Note 5) .........................................          538
                                                                                          -------
   Total Investment Income .........................................................       11,437

EXPENSES (Notes 2 and 4):
 Management fees ........................................................   $   934
 Administrative fees ....................................................         8
 Custodian fees .........................................................       122
 Transfer agent fees ....................................................       157
 Professional fees ......................................................        39
 Registration fees ......................................................        28
 Trustees' fees .........................................................         4
 Miscellaneous ..........................................................        28
                                                                            -------

   Total Expenses ..................................................................        1,320
                                                                                          -------

Net investment income ..............................................................       10,117
                                                                                          -------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Notes 2 and 3)
Net realized gain (loss) from investments ..........................................          659

Net change in unrealized appreciation or depreciation of investments ...............          476
                                                                                          -------

Net gain (loss) on investments .....................................................        1,135
                                                                                          -------

Net increase (decrease) in net assets resulting from operations ....................      $11,252
                                                                                          =======

The accompanying notes are an integral part of the financial statements.

9 Volatility Constrained Bond Fund

VOLATILITY CONSTRAINED BOND FUND

STATEMENT OF CHANGES IN NET ASSETS


Amounts in thousands                                                                   Years Ended December 31,

                                                                                        1998            1997
                                                                                      ---------      ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income ..........................................................     $  10,117      $   9,182
 Net realized gain (loss)  ......................................................           659           (141)
 Net change in unrealized appreciation or depreciation ..........................           476            325
                                                                                      ---------      ---------

   Net increase (decrease) in net assets resulting from operations ..............        11,252          9,366
                                                                                      ---------      ---------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ..........................................................       (10,165)        (9,388)
                                                                                      ---------      ---------
FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from Fund share transactions (Note 6)  ...        29,751          9,801
                                                                                      ---------      ---------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS .....................................        30,838          9,779

NET ASSETS
 Beginning of period ............................................................       172,976        163,197
                                                                                      ---------      ---------

 End of period (including undistributed net investment income
   of $613 and $708, respectively)  .............................................     $ 203,814      $ 172,976
                                                                                      =========      =========


        The accompanying notes are an integral part of the financial statements.

                                             Volatility Constrained Bond Fund 10

VOLATILITY CONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



                                                                                      YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------------

                                                                1998           1997           1996          1995            1994
                                                             ----------     ----------     ----------    ----------      -----------

NET ASSET VALUE, BEGINNING OF PERIOD .....................   $    19.06     $    19.07     $    19.21     $    18.64     $    19.78

                                                             ----------     ----------     ----------     ----------     ----------


INCOME FROM INVESTMENT OPERATIONS:

 Net investment income (a)  ..............................         1.02           1.07           1.09           1.21           1.15

 Net realized and unrealized gain (loss) on investments ..          .11            .02           (.22)           .58          (1.16)

                                                             ----------     ----------     ----------     ----------     ----------


   Total Income From Investment Operations ...............         1.13           1.09            .87           1.79           (.01)

                                                             ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS:

 Net investment income ...................................        (1.02)         (1.10)         (1.01)         (1.22)         (1.13)

                                                             ----------     ----------     ----------     ----------     ----------


NET ASSET VALUE, END OF PERIOD ...........................   $    19.17     $    19.06     $    19.07     $    19.21     $    18.64

                                                             ==========     ==========     ==========     ==========     ==========


TOTAL RETURN (%) .........................................         6.11           5.90           4.66           9.89           (.02)



RATIOS/SUPPLEMENTAL DATA:

 Net Assets, end of period ($000 omitted)  ...............      203,814        172,976        163,197        181,881        195,007



 Ratios to average net assets (%):

   Operating expenses ....................................          .69            .78            .76            .71            .67

   Net investment income .................................         5.31           5.63           5.69           6.33           5.97



 Portfolio turnover rate (%)  ............................       126.20         197.45         311.51         256.72         182.65



(a) For the period ended December 31, 1998, average month-end shares outstanding were used for this calculation.

11  Volatility Constrained Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
VOLATILITY CONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

1.   ORGANIZATION

     Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 28 different investment portfolios, referred to as "Funds." These financial statements report on the Volatility Constrained Bond Fund, referred to as the "Fund." The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

     At its meeting on April 27, 1998, the Investment Company's Board of Trustees, in an effort to meet the best interests of shareholders of the Volatility Constrained Bond Fund and the Fixed Income II Fund (both part of the series of the Investment Company not presented herein) approved a plan of reorganization for the merger of the two Funds. The newly formed Fund will be the Short-Term Bond Fund. The merger was approved by the shareholders of the Fund at a meeting on November 19, 1998. The effective date for the merger is expected to be February 26, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of these financial statements.

     SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter fixed-income securities and options are valued on the basis of the closing bid price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed-income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     International fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

     Short-term investments held by the Fund maturing within 60 days of the valuation date are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

     The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     INVESTMENT TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by the money manager within the Fund. The Fund may lend portfolio securities as approved by the Board of Trustees on April 27, 1998.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

     AMORTIZATION AND ACCRETION: All premiums and discounts, including original issue discounts, for the Fund are amortized/accreted for both tax and financial reporting purposes.

     FEDERAL INCOME TAXES: As a Massachusetts business trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

     It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal income tax provision was required for the Fund.

                                               Notes to Financial Statements  12

FRANK RUSSELL INVESTMENT COMPANY
VOLATILITY CONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

 At December 31, 1998, the Fund had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates for the Fund are as follows:

        12/31/02      12/31/03      12/31/04      12/31/05         TOTALS
      ------------  ------------  ------------  ------------    ------------
      $  4,813,748  $  1,871,605  $  2,135,100  $    201,012    $  9,021,465

 The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes for the Fund as of December 31, 1998 are as follows:

                                                               NET
                            GROSS          GROSS           UNREALIZED
         FEDERAL TAX     UNREALIZED      UNREALIZED       APPRECIATION
            COST        APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
       --------------  -------------- ----------------  ----------------
       $  202,379,272   $    272,385   $    (177,624)    $      94,761


 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends monthly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

 The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in foreign-denominated investments, mortgage-backed securities, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

 The following reclassifications have been made to reflect activity for the Fund for the year ended December 31, 1998:

        UNDISTRIBUTED         ACCUMULATED
        NET INVESTMENT        NET REALIZED
            INCOME            GAIN (LOSS)
        ----------------     --------------
        $     (46,949)       $      46,949

 EXPENSES: The Fund will pay its own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Advisor"). Most expenses can be directly attributed to the individual Fund. Expenses which cannot be directly attributed are allocated among all Funds principally based on their relative net assets.

 REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreements with several financial institutions whereby a Fund, through its custodian, receives delivery of underlying securities as collateral. The Fund's money manager will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fedwire closing time remains at least equal to 102% of the repurchase price. The money manager will notify the Seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%.

 FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts and transactions of the Fund are translated into U.S. dollars on the following basis:

(a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b) Outstanding purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

13  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
VOLATILITY CONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

     Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at period-end, as a result of changes in the exchange rates.

     It is not practical to isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

     DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

     The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with its excess and liquidity reserve cash balances. Hedging may be used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist it in meeting its investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

     FOREIGN CURRENCY EXCHANGE CONTRACTS: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The Fund may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions.

 3.  INVESTMENT TRANSACTIONS

     SECURITIES: During the year ended December 31, 1998, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, and repurchase agreements) aggregated to $73,726,417 and $59,577,721, respectively.

     Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, and repurchase agreements) aggregated to $178,179,582 and $164,621,293, respectively.

                                               Notes to Financial Statements  14

FRANK RUSSELL INVESTMENT COMPANY
VOLATILITY CONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998

     SECURITIES LENDING: Effective April 27, 1998, the Investment Company resumed its securities lending program. The program allows the Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by Morgan Stanley Trust Company ("MSTC") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities-lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and MSTC and is included as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and MSTC and are included as interest income for the Fund. All collateral received will be in an amount at least equal to 100% (for fixed income securities), 102% (for loans of U.S. equity securities) or 105% (for non-U.S. equity securities) of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than the above respective percentages of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of December 31, 1998, the value of outstanding securities on loan and the value of collateral amounted to $19,141,532 and $19,667,031, respectively.


4.   RELATED PARTIES

     ADVISOR: FRIMCo operates and administers all of the Funds which comprise the Investment Company, and advises the Money Market and U.S. Government Money Market Funds (two series of the Investment Company not presented in this report). FRIMCo is a wholly owned subsidiary of Frank Russell Company, a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Frank Russell Company researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to advise the portfolio of each Fund.

     For the year ended December 31, 1998, the advisory fee paid to FRIMCo, for the Fund, in accordance with the Investment Company's Advisory Agreement with that firm, amounted to $934,839 before waivers. Such fee is payable monthly at the annual rate of 0.50% of its average daily net assets. Effective December 1, 1998, the advisory fee annual rate was reduced by the Administrator fee of 0.05%. The new rate is 0.45%.

     The Advisor contract also provides that if the Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Advisor on an annual basis, such excess will be paid by FRIMCo.

     FRIMCo calculates its advisory fee based on average daily net assets of the Fund, less any advisory fee incurred on assets invested in the Money Market Fund (see Note 5) thereby eliminating any duplication of fees.

     ADMINISTRATOR: Effective December 1, 1998, the Investment Company's Board of Trustees approved a plan to pay a .05% fee of the average daily net assets of the Fund to FRIMCo, in accordance with the Investment Company's Advisory Agreement with that firm. The fee paid to FRIMCo for the Fund amounted to $8,396 before waivers.

     ANALYTIC SERVICES: Fees for analytic services provided to the Fund are paid or accrued to Russell/Mellon Analytical Services, an affiliate of the Investment Company. Russell/Mellon Analytical Services provides TruVP System to the Funds, pursuant to a written Service Agreement. The TruVP System provides analytics used by the investment department.

     TRANSFER AGENT: The Fund has a contract with FRIMCo to provide transfer agent services to the Investment Company. Total fees for the year ended December 31, 1998 were $156,597.

15  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
VOLATILITY CONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1998


     ACCRUED FEES PAYABLE TO AFFILIATES AS OF DECEMBER 31, 1998 WERE AS FOLLOWS:

     Advisory fees                 $74,840
     Administration fees             8,396
     Transfer Agent fees             8,188
                                   -------
                                   $91,424
                                   =======

     BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $20,000 per year plus out-of-pocket expenses. Total Trustee expenses were $3,612 for the year ended December 31, 1998, and were allocated to each Fund, where appropriate, on a pro rata basis, including 27 other affiliated Funds not presented herein.

5.   MONEY MARKET FUND

     The Fund is permitted to invest its cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Fund's objectives) in the Frank Russell Investment Company Money Market Fund (a series of Frank Russell Investment Company not presented herein). As of December 31, 1998, $15,091,000 of the Money Market Fund's net assets represents investments by the Fund and $760,775,000 represents the investments of other affiliated Funds not presented herein.

6.   FUND SHARE TRANSACTIONS

     Share transactions for shares for the years ended December 31, were as follows:

                                                              SHARES                     DOLLARS
                                                   --------------------------  ---------------------------
                                                       1998          1997          1998           1997
                                                   ------------  ------------  ------------   ------------
 VOLATILITY CONSTRAINED BOND
  CLASS S
  Proceeds from shares sold                         6,193,655     4,531,595    $118,440,273  $ 86,343,467
  Proceeds from reinvestment of distributions         382,196       318,828       7,296,864     6,058,603
  Payments for shares redeemed                     (5,018,016)   (4,334,448)    (95,986,490)  (82,601,508)
                                                   ----------    ----------    ------------  ------------
  Total net increase (decrease)                     1,557,835       515,975    $ 29,750,647  $  9,800,562
                                                   ==========    ==========    ============  ============

7.   DIVIDENDS

     On February 1, 1999, the Board of Trustees declared a dividend of $0.0954 from net investment income, payable on February 4, 1999, to shareholders of record on February 2, 1999.

                                               Notes to Financial Statements  16

REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Frank Russell Investment Company Volatility Constrained Bond Fund (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                 /s/ PricewaterhouseCoopers LLP
                                    ---------------------------

Boston, Massachusetts
February 15, 1999


17  Report of Independent Accountants

FRANK RUSSELL INVESTMENT COMPANY
VOLATILITY CONSTRAINED BOND FUND

MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS

December 31, 1998

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Frank Russell Investment Company (the "Investment Company") held at 909 A Street, Tacoma, Washington on November 19, 1998 and November 23, 1998.

THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING


The results of each vote accompany the description of each matter
-----------------------------------------------------------------

1. To approve an Agreement and Plan of Reorganization of the Investment Company, on behalf of the Volatility Constrained Bond Fund (the "Bond Fund") and the Fixed Income II Fund (the "Fixed Income Fund"), each a sub-trust of the Investment Company, that provides for the merger of the Bond Fund into the Fixed Income Fund, the distribution of Class S Shares of the Fixed Income Fund to the Shareholders of the Bond Fund, and the dissolution of the Bond Fund.


     VOTE:
     -----

                                                                ABSTAIN/BROKER
                                       FOR          AGAINST        NON-VOTE
     Volatility Constrained       ---------------  -----------  ----------------
     Bond Fund                      7,414,300.551    4,042.000        42,957.821


2.   To elect the members of the Board of Trustees of the Investment Company.


     VOTE:
     -----

                                  FOR                     WITHHELD
                          -------------------         ---------------
     Lynn L. Anderson      1,142,054,288.045           2,131,664.459
     Paul E. Anderson      1,139,319,894.878           2,166,057.626
     Paul Anton, PhD.      1,141,736,993.856           2,448,958.648
     William E. Baxter     1,141,722,018.319           2,463,934.185
     Lee C. Gingrich       1,142,034,296.045           2,161,656.459
     Eleanor W. Palmer     1,141,728,049.319           2,457,903.185

3. To ratify the selection of PricewaterhouseCoopers LLP as the Investment Company's independent accountants.


     VOTE:
     -----

                                               ABSTAIN/BROKER
            FOR                AGAINST            NON-VOTE
    ------------------     -------------      ----------------
     1,141,762,608.691       732,463.728         1,690,880.085

                                  Matter Submitted to a Vote of Shareholders  18

FRANK RUSSELL INVESTMENT COMPANY
VOLATILITY CONSTRAINED BOND FUND

MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS, CONTINUED

December 31, 1998

4. To approve a proposed advisory agreement with Frank Russell Investment Management Company ("FRIMCo"), the current investment manager of the Investment Company, restructuring the manner in which services are provided to the Funds, providing for compensation to FRIMCo for managing certain additional assets of the Funds.


     VOTE:
     -----

                                                                ABSTAIN/BROKER
                                      FOR         AGAINST          NON-VOTE
     Volatility Constrained      -------------  ------------   ---------------
     Bond Fund                   8,422,494.534    25,173.774        32,826.994


5. To approve a proposed advisory agreement with FRIMCo, to take effect upon the closing of the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company.


     VOTE:
     -----

                                                                ABSTAIN/BROKER
                                      FOR         AGAINST         NON-VOTE
     Volatility Constrained      -------------  ------------   ---------------
     Bond Fund                   8,426,453.534    25,577.774        32,463.994


6. To approve a change to the Funds' fundamental investment restrictions limiting borrowing activities, authorizing a higher borrowing level for the purpose of meeting shareholder redemption requests.


     VOTE:
     -----

                                                                ABSTAIN/BROKER
                                      FOR         AGAINST          NON-VOTE
     Volatility Constrained      -------------  ------------   ---------------
     Bond Fund                   7,341,008.992    56,295.774        42,038.536


7. To approve the elimination of certain fundamental investment restrictions applicable to the Funds.


     VOTE:
     -----

     a) elimination of restriction on investing in interests of oil and gas:

                                                                ABSTAIN/BROKER
                                         FOR      AGAINST          NON-VOTE
     Volatility Constrained      -------------  ------------   ---------------
     Bond Fund                   6,428,114.240   503,622.399       507,606.663


     b) elimination of restriction on investing in issuers in operation for less than three years:

                                                                ABSTAIN/BROKER
                                      FOR         AGAINST          NON-VOTE
     Volatility Constrained      -------------  ------------   ---------------
     Bond Fund                   6,863,519.889   532,451.103        43,372.310



19  Matter Submitted to a Vote of Shareholders

FRANK RUSSELL INVESTMENT COMPANY
VOLATILITY CONSTRAINED BOND FUND

MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS, CONTINUED

December 31, 1998

     c) elimination of restriction on investing in issuers beneficially owned by affiliated persons:

                                                                ABSTAIN/BROKER
                                      FOR         AGAINST          NON-VOTE
                                 -------------  ------------   ---------------
     Volatility Constrained Bond
     Fund                        6,817,254.379   574,724.387        47,364.536

To act upon any other business as may legally have come before the Special Meeting or any adjournment thereof.


Item 1.: The meeting of the Volatility Constrained Bond Fund was adjourned to November 23, 1998 with respect to Item 1.

     VOTE:
     -----

                                            GRANT             WITHHELD
                                       --------------      -------------
     Volatility Constrained Bond Fund   8,018,857.185        461,638.117


                                  Matter Submitted to a Vote of Shareholders  20

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

TRUSTEES                                                          OFFICE OF SHAREHOLDER INQUIRIES
 George F. Russell, Jr., Chairman                                  909 A Street
 Lynn L. Anderson                                                  Tacoma, WA 98402
 Paul E. Anderson                                                  (800) RUSSEL4
 Paul Anton, PhD                                                   (800) 787-7354
 William E. Baxter
 Lee C. Gingrich                                                  LEGAL COUNSEL
 Eleanor W. Palmer                                                 Stradley, Ronon, Stevens & Young, LLP
                                                                   2600 One Commerce Square
OFFICERS                                                           Philadelphia, PA 19103-7098
 Lynn L. Anderson, President and Chief Executive Officer
 Peter Apanovitch, Manager of Short Term Investment Funds         INDEPENDENT ACCOUNTANTS
 Mark E. Swanson, Treasurer and Chief Accounting Officer           PricewaterhouseCoopers LLP
 Randall P. Lert, Director of Investments                          One Post Office Square
 Karl Ege, Secretary and General Counsel                           Boston, MA 02109

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT                       DISTRIBUTOR
 Frank Russell Investment Management Company                       Russell Fund Distributors, Inc.
 909 A Street                                                      909 A Street
 Tacoma, WA 98402                                                  Tacoma, WA 98402

CONSULTANT                                                        MONEY MANAGERS
 Frank Russell Company
 909 A Street                                                     VOLATILITY CONSTRAINED BOND
 Tacoma, WA 98402                                                  BlackRock Financial Management, New York, NY
                                                                   Standish, Ayer & Wood, Inc., Boston, MA
CUSTODIAN                                                          STW Fixed Income Management, Ltd., Hamilton, Bermuda
 State Street Bank and Trust Company
 1776 Heritage Drive
 North Quincy, MA 02171





This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

21  Manager, Money Managers and Service Providers